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Fidelity® Variable Insurance Products:

Balanced Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Proxy Voting Results	26

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

>Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Balanced - Initial Class	-0.43%	11.87%	12.20%
Fidelity Balanced 60/40 Composite	6.44%	16.78%	18.45%
S&P 500 ®	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,815 - an 88.15% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,970 - a 249.70% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,114 - a 51.14% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,352 - a 153.52% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.6
Cisco Systems, Inc.	2.3
Intel Corp.	1.7
Exxon Mobil Corp.	1.4
Pfizer, Inc.	1.3
10.3
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	20.0
Finance	10.4
Utilities	9.2
Media & Leisure	7.8
Health	6.4
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 57.2%
Bonds 40.7%
Short-Term Investments and Net Other Assets 2.1%

* Foreign investments 6.4%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class	-0.57%	11.77%	12.11%
Fidelity Balanced 60/40 Composite	6.44%	16.78%	18.45%
S&P 500	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,735 - an 87.35% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,970 - a 249.70% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,114 - a 51.14% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,352 - a 153.52% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.6
Cisco Systems, Inc.	2.3
Intel Corp.	1.7
Exxon Mobil Corp.	1.4
Pfizer, Inc.	1.3
10.3
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	20.0
Finance	10.4
Utilities	9.2
Media & Leisure	7.8
Health	6.4
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 57.2%
Bonds 40.7%
Short-Term Investments and Net Other Assets 2.1%

* Foreign investments 6.4%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class 2	-0.63%	11.76%	12.09%
Fidelity Balanced 60/40 Composite	6.44%	16.78%	18.45%
S&P 500	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,723 - an 87.23% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,970 - a 249.70% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,114 - a 51.14% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,352 - a 153.52% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.6
Cisco Systems, Inc.	2.3
Intel Corp.	1.7
Exxon Mobil Corp.	1.4
Pfizer, Inc.	1.3
10.3
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	20.0
Finance	10.4
Utilities	9.2
Media & Leisure	7.8
Health	6.4
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 57.2%
Bonds 40.7%
Short-Term Investments and Net Other Assets 2.1%

* Foreign investments 6.4%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Fund Talk: The Managers' Overview

(automated graphic)   (automated graphic)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the six- and 12-month periods that ended June 30, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned 1.45% and 6.44%, respectively, during these time frames.

Q. Why did the fund trail its benchmark during the
six-month period?

J.A. Having an average underweighting in technology hurt during the sector's impressive run-up early in the period. The fund's underexposure to tech was double trouble in the sense that most other areas of the market in which the fund was invested had a difficult period. So, even though the technology group corrected sharply in the spring - as the market turned elsewhere for growth - it was up so much in the first half that, for all intents and purposes, our fate was sealed.

Q. What were some of your strategies and how did they influence performance?

J.A. I maintained an emphasis on equities during the market's upturn, adding convertible securities in lieu of pure stocks. I used convertibles as an indirect, less volatile way to participate in some of the growth stories I liked within the technology sector. This strategy helped provide some nice yield and afforded us the added benefit of downside protection, as convertible securities gave back less than their pure stock equivalents during the correction. When things started to fall apart for tech, I took advantage of the opportunity to increase the fund's concentration in large, high-quality companies, many of which had dropped sharply from their highs of the period. However, the fund was hurt for not owning enough of the period's top performers along the way, namely Oracle and Intel. On a more positive note, the fund's healthy exposure to large drug companies such as Warner-Lambert and Eli Lilly helped, as the group rallied behind renewed enthusiasm for strong new product pipelines. Warner-Lambert merged with Pfizer - another fund holding - just prior to the close of the period. The fund's lack of exposure to a generally weak consumer nondurables sector, and some good picks in media stocks such as Viacom, further aided relative performance.

Q. What other stocks performed well for the fund? Which disappointed?

J.A. A number of the fund's financial holdings performed well - most notably Bank of New York and Morgan Stanley Dean Witter - benefiting from strong capital markets activity. Tech stocks we did own, including Texas Instruments, EMC and Micron Technology, also added meaningfully to performance. Conversely, those that weren't so hot included Motorola, Alltel and Lucent. Motorola was, by far, the fund's worst performer, slipping on execution problems and narrowing margins in its cellular handset business. Traditional telecommunications providers AT&T and WorldCom fell prey to increased competition and falling prices.

Q. Turning to you, Kevin, how did the fund's bond investments fare?

K.G. The investment-grade portion of the fund performed well during the six-month period, benefiting from its exposure to a strong rally in the government market. An announcement by the U.S. Treasury in January of its intent to repurchase long-term debt and reduce future issuance sent the price of the long bond higher and its yield lower. This action, coupled with rising short-term interest rates, induced an inverted yield curve, which occurs when short-term issues provide a higher yield than their longer-term counterparts. This inversion hurt the spread sectors - most notably corporate bonds and mortgage securities - with yield spreads widening out significantly relative to comparable duration Treasuries. The fund was well-positioned for these changes, as we responded to the buybacks by reducing our exposure to long-term corporates in exchange for more Treasuries, which worked out beautifully. This strategy helped the fund's bond subportfolio outperform the Lehman Brothers Aggregate Bond Index during the period. So, despite the Federal Reserve Board's efforts to raise rates during the period, the supply/demand imbalance spurred by the Treasury buybacks helped ensure our success.

Q. John, what's your outlook?

J.A. I'm bullish overall, as business remains strong in many areas of the economy, although I temper that enthusiasm with concern about interest rates rising further. In this uncertain environment, I believe the market will begin to focus more on revenues and earnings. As such, the companies capable of delivering robust top-line growth and strong bottom-line earnings should be the ones to reap the rewards. Given the extent to which technology and the Internet have transformed the global landscape, I expect we'll see strong performance from this sector going forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of June 30, 2000, more than $304 million

Manager: John Avery, since 1998, and
Kevin Grant, since 1996; John Avery joined
Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 56.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.4%
Aerospace & Defense - 0.2%
Boeing Co.	13,700	$ 572,831
Textron, Inc.	4,200	228,113
		800,944
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	506,825
TOTAL AEROSPACE & DEFENSE		1,307,769
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	14,104	617,050
Praxair, Inc.	16,100	602,744
		1,219,794
Metals & Mining - 0.1%
Alcoa, Inc.	13,000	377,000
TOTAL BASIC INDUSTRIES		1,596,794
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.2%
AutoNation, Inc.	3,700	26,131
Danaher Corp.	9,600	474,600
		500,731
Consumer Electronics - 0.1%
General Motors Corp. Class H (a)	5,400	473,850
TOTAL DURABLES		974,581
ENERGY - 3.7%
Energy Services - 0.8%
Diamond Offshore Drilling, Inc.	15,200	533,900
Halliburton Co.	12,900	608,719
Nabors Industries, Inc. (a)	16,800	698,250
Schlumberger Ltd. (NY Shares)	9,000	671,625
		2,512,494
Oil & Gas - 2.9%
BP Amoco PLC	63,962	602,975
Burlington Resources, Inc.	15,000	573,750
Chevron Corp.	10,000	848,125
Conoco, Inc. Class B	50,800	1,247,775
Exxon Mobil Corp.	53,366	4,189,231
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,317,438
		8,779,294
TOTAL ENERGY		11,291,788
FINANCE - 7.4%
Banks - 1.0%
Bank of America Corp.	15,100	649,300

	Shares	Value (Note 1)
Bank of New York Co., Inc.	41,700	$ 1,939,050
Chase Manhattan Corp.	10,500	483,656
		3,072,006
Credit & Other Finance - 2.3%
American Express Co.	70,900	3,695,663
Citigroup, Inc.	56,325	3,393,581
		7,089,244
Federal Sponsored Credit - 1.2%
Fannie Mae	32,400	1,690,875
Freddie Mac	45,300	1,834,650
		3,525,525
Insurance - 1.5%
AFLAC, Inc.	9,300	427,219
American International Group, Inc.	30,300	3,560,250
Hartford Financial Services Group, Inc.	8,400	469,875
		4,457,344
Securities Industry - 1.4%
Charles Schwab Corp.	25,150	845,669
Merrill Lynch & Co., Inc.	7,500	862,500
Morgan Stanley Dean Witter & Co.	31,900	2,655,675
		4,363,844
TOTAL FINANCE		22,507,963
HEALTH - 5.9%
Drugs & Pharmaceuticals - 5.6%
American Home Products Corp.	15,900	934,125
Amgen, Inc.	11,600	814,900
Bristol-Myers Squibb Co.	48,200	2,807,650
Eli Lilly & Co.	39,000	3,895,125
Merck & Co., Inc.	11,300	865,863
Pfizer, Inc.	84,700	4,065,600
Schering-Plough Corp.	72,400	3,656,200
		17,039,463
Medical Equipment & Supplies - 0.3%
Johnson & Johnson	4,600	468,625
Medtronic, Inc.	10,000	498,125
		966,750
TOTAL HEALTH		18,006,213
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.6%
General Electric Co.	206,400	10,939,184
Industrial Machinery & Equipment - 0.8%
Tyco International Ltd.	53,870	2,552,091
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,491,275
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - 4.3%
Broadcasting - 1.6%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	$ 1,067,000
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	540
Clear Channel Communications, Inc. (a)	15,400	1,155,000
Infinity Broadcasting Corp. Class A (a)	29,600	1,078,550
NTL, Inc. warrants 10/14/08 (a)	199	8,159
Time Warner, Inc.	20,208	1,535,808
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	4,500
		4,849,557
Entertainment - 1.8%
MGM Grand, Inc.	12,500	401,563
Viacom, Inc. Class B (non-vtg.) (a)	56,389	3,845,025
Walt Disney Co.	29,100	1,129,444
		5,376,032
Publishing - 0.7%
McGraw-Hill Companies, Inc.	42,100	2,273,400
Restaurants - 0.2%
McDonald's Corp.	20,500	675,219
TOTAL MEDIA & LEISURE		13,174,208
NONDURABLES - 1.6%
Beverages - 0.9%
Anheuser-Busch Companies, Inc.	16,700	1,247,281
Seagram Co. Ltd.	6,100	358,460
The Coca-Cola Co.	19,300	1,108,544
		2,714,285
Household Products - 0.5%
Clorox Co.	14,700	658,744
Colgate-Palmolive Co.	12,100	724,488
		1,383,232
Tobacco - 0.2%
Philip Morris Companies, Inc.	22,400	595,000
TOTAL NONDURABLES		4,692,517
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(k)	3	34
The Limited, Inc.	26,800	579,550
		579,584
General Merchandise Stores - 1.6%
Kohls Corp. (a)	9,300	517,313
Target Corp.	21,400	1,241,200
Wal-Mart Stores, Inc.	54,900	3,163,613
		4,922,126
Retail & Wholesale, Miscellaneous - 1.1%
Best Buy Co., Inc. (a)	800	50,600

	Shares	Value (Note 1)
Home Depot, Inc.	53,550	$ 2,674,153
Lowe's Companies, Inc.	11,100	455,794
		3,180,547
TOTAL RETAIL & WHOLESALE		8,682,257
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,531,875
Services - 0.2%
Ecolab, Inc.	18,100	707,031
TOTAL SERVICES		2,238,906
TECHNOLOGY - 19.0%
Communications Equipment - 5.3%
Cisco Systems, Inc. (a)	111,000	7,055,438
Comverse Technology, Inc. (a)	8,100	753,300
Corning, Inc.	4,000	1,079,500
Lucent Technologies, Inc.	30,200	1,789,350
Nokia AB sponsored ADR	34,200	1,707,863
Nortel Networks Corp.	53,100	3,683,465
		16,068,916
Computer Services & Software - 3.4%
America Online, Inc. (a)	25,950	1,368,863
BEA Systems, Inc. (a)	14,100	697,069
DecisionOne Corp.	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Inktomi Corp. (a)	3,400	402,050
Microsoft Corp. (a)	40,400	3,232,000
Oracle Corp. (a)	38,700	3,253,219
VeriSign, Inc. (a)	4,392	775,188
Yahoo!, Inc. (a)	6,200	768,025
		10,496,420
Computers & Office Equipment - 4.5%
Compaq Computer Corp.	33,600	858,900
Dell Computer Corp. (a)	42,700	2,105,644
EMC Corp. (a)	50,100	3,854,569
Hewlett-Packard Co.	8,400	1,048,950
International Business Machines Corp.	24,000	2,629,500
Network Appliance, Inc. (a)	8,300	668,150
Pitney Bowes, Inc.	11,000	440,000
Sun Microsystems, Inc. (a)	22,800	2,073,375
		13,679,088
Electronic Instruments - 0.5%
Applied Materials, Inc. (a)	10,400	942,500
KLA-Tencor Corp. (a)	8,400	491,925
		1,434,425
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - 5.3%
Analog Devices, Inc. (a)	12,900	$ 980,400
Broadcom Corp. Class A (a)	4,200	919,538
Flextronics International Ltd. (a)	6,500	446,469
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	39,300	5,253,919
JDS Uniphase Corp. (a)	12,200	1,462,475
Micron Technology, Inc. (a)	20,400	1,796,475
Motorola, Inc.	32,900	956,156
Sanmina Corp. (a)	7,900	675,450
Texas Instruments, Inc.	55,100	3,784,681
		16,275,563
TOTAL TECHNOLOGY		57,954,412
UTILITIES - 5.7%
Cellular - 2.5%
China Telecom (Hong Kong) Ltd. (a)	90,000	800,156
Leap Wireless International, Inc.:
warrants 4/15/10 (a)(g)	75	0
warrants 4/15/10 (a)	65	0
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	725
warrants 1/15/07 (CV ratio .6) (a)	50	213
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	725
Nextel Communications, Inc. Class A (a)	23,400	1,431,788
Sprint Corp. - PCS Group Series 1 (a)	35,100	2,088,450
Vodafone AirTouch PLC sponsored ADR	37,800	1,566,338
VoiceStream Wireless Corp. (a)	14,700	1,709,564
		7,597,959
Electric Utility - 0.3%
AES Corp. (a)	21,800	994,625
Gas - 0.5%
Dynegy, Inc. Class A	11,600	792,425
Enron Corp.	9,200	593,400
		1,385,825
Telephone Services - 2.4%
Allegiance Telecom, Inc. (a)	6,900	441,600
AT&T Corp.	16,604	525,102
BellSouth Corp.	32,000	1,364,000
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(g)	70	175
Level 3 Communications, Inc. (a)	5,400	475,200
McLeodUSA, Inc. Class A (a)	37,600	777,850
Ono Finance PLC rights 5/31/09 (a)(g)	210	2,100
Qwest Communications International, Inc. (a)	13,600	675,750
SBC Communications, Inc.	37,170	1,607,603

	Shares	Value (Note 1)
Sprint Corp. - FON Group	12,300	$ 627,300
WorldCom, Inc. (a)	19,489	894,058
		7,390,738
TOTAL UTILITIES		17,369,147
TOTAL COMMON STOCKS (Cost $133,038,091)		173,287,830
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
MediaOne Group, Inc. (Vodafone AirTouch PLC) $3.63 PIES	4,700	423,000
Nonconvertible Preferred Stocks - 0.2%
ENERGY - 0.0%
Energy Services - 0.0%
R&B Falcon Corp. 13.875%	113	128,255
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	50	44,513
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	190	173,333
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. 11.125% pay-in-kind	2,136	223,212
Publishing - 0.0%
PRIMEDIA, Inc. Series D, $10.00	600	55,500
TOTAL MEDIA & LEISURE		278,712
TOTAL NONCONVERTIBLE PREFERRED STOCKS		624,813
TOTAL PREFERRED STOCKS (Cost $970,382)		1,047,813
Corporate Bonds - 15.2%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.1%
HEALTH - 0.4%
Drugs & Pharmaceuticals - 0.4%
Roche Holdings, Inc. 0% 1/19/15 (g)	-	$ 1,261,000	1,153,815
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Liberty Media Corp. 3.75% 2/15/30 (g)	Baa3	$ 481,000	$ 521,885
TECHNOLOGY - 0.4%
Computers & Office Equipment - 0.4%
Juniper Networks, Inc. 4.75% 3/15/07	B-	1,220,000	1,349,625
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (g)	B1	308,000	318,780
Telephone Services - 0.0%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	203,000	183,842
TOTAL UTILITIES			502,622
TOTAL CONVERTIBLE BONDS			3,527,947
Nonconvertible Bonds - 14.1%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03 (g)	Baa2	240,000	240,662
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.2%
Huntsman Corp. 9.5% 7/1/07 (g)	B2	370,000	337,625
Lyondell Chemical Co. 10.875% 5/1/09	B2	340,000	337,450
			675,075
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	160,000	145,600
Packaging & Containers - 0.1%
Gaylord Container Corp. 9.75% 6/15/07	Caa1	210,000	163,800
Paper & Forest Products - 0.1%
APP China Group Ltd. 14% 3/15/10 unit (g)	B3	150,000	94,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fort James Corp. 6.625% 9/15/04	Baa2	$ 45,000	$ 43,274
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	230,000	202,400
			340,174
TOTAL BASIC INDUSTRIES			1,324,649
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.1%
Dayton Superior Corp. 13% 6/15/09 unit (g)	B3	160,000	158,400
Construction - 0.0%
Lennar Corp. 9.95% 5/1/10 (g)	Ba1	25,000	24,625
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	491,350
LNR Property Corp. 9.375% 3/15/08	B1	160,000	139,200
			630,550
Real Estate Investment Trusts - 0.8%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	93,160
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	954,410
6.625% 2/15/05	Baa1	200,000	188,948
6.75% 2/15/08	Baa1	100,000	91,609
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	120,000	92,400
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	66,675
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	86,265
6.875% 2/1/05	Baa2	1,000,000	956,150
			2,529,617
TOTAL CONSTRUCTION & REAL ESTATE			3,343,192
ENERGY - 0.6%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	125,213
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	109,000
Oil & Gas - 0.6%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	351,209
Apache Corp.:
7.625% 7/1/19	Baa1	155,000	149,662
7.7% 3/15/26	Baa1	65,000	62,636
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	$ 100,000	$ 90,750
Chesapeake Energy Corp. 9.625% 5/1/05	B2	250,000	243,750
Conoco, Inc. 5.9% 4/15/04	A3	125,000	119,300
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	179,550
Phillips Petroleum Co. 6.375% 3/30/09	Baa2	250,000	225,868
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	200,000	198,000
YPF Sociedad Anonima 8% 2/15/04	B1	50,000	49,050
			1,669,775
TOTAL ENERGY			1,903,988
FINANCE - 3.0%
Banks - 1.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	494,055
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	200,000	201,960
BankBoston Corp. 6.625% 2/1/04	A3	200,000	192,736
Barclays Bank PLC yankee 5.95% 7/15/01	A1	350,000	347,501
Capital One Bank 6.375% 2/15/03	Baa2	250,000	239,713
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	195,437
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	163,537
7.375% 9/17/04	Baa2	160,000	155,056
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	95,790
6.875% 11/15/02	Baa2	300,000	295,734
Sanwa Finance Aruba AEC 8.35% 7/15/09	Baa1	600,000	597,336
Sumitomo Bank International Finance NV 8.5% 6/15/09	Baa1	100,000	100,469
Summit Bancorp 8.625% 12/10/02	BBB+	100,000	101,231
			3,284,329

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit & Other Finance - 1.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	$ 250,000	$ 227,325
AMRESCO, Inc. 9.875% 3/15/05	Caa3	220,000	102,300
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	233,693
Bellsouth Capital Funding Corp. 7.75% 2/15/10	Aa3	160,000	160,006
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	100,000	98,811
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,279
7.1% 6/23/04	A3	200,000	193,952
Finova Capital Corp.:
6.11% 2/18/03	Baa2	200,000	176,000
7.25% 11/8/04	Baa2	100,000	89,000
Ford Motor Credit Co.:
6.5% 2/28/02	A2	1,000,000	984,150
7.875% 6/15/10	A2	1,040,000	1,041,477
Household Finance Corp. 8% 5/9/05	A2	300,000	302,541
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	20,000	17,000
Imperial Credit Industries 9.875% 1/15/07	B3	330,000	237,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	340,000	323,513
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	353,265
6.875% 11/15/28	Baa1	735,000	635,510
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	98,000
TXU Eastern Funding 6.75% 5/15/09	Baa1	100,000	89,417
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	60,000	51,537
			5,464,376
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	499,445
TOTAL FINANCE			9,248,150
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Unilab Corp. 12.75% 10/1/09	B3	70,000	72,100
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	844,770
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	$ 155,000	$ 134,850
7.875% 1/1/09	Ba2	170,000	144,500
WMX Technologies, Inc. 7.1% 8/1/26	Ba1	120,000	112,946
			392,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,237,066
MEDIA & LEISURE - 3.0%
Broadcasting - 2.6%
ACME Television LLC/ACME Financial Corp. 0% 9/30/04 (e)	B3	200,000	191,000
Adelphia Communications Corp. 9.875% 3/1/05	B1	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	608,036
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	194,500
Callahan Nordrhein Westfalen 14% 7/15/10 (g)	B3	250,000	250,000
CapStar Broadcasting Partners, Inc. 0% 2/1/09 (e)	B2	190,000	173,375
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	320,000	181,600
8.25% 4/1/07	B2	180,000	159,300
8.625% 4/1/09	B2	180,000	158,850
Continental Cablevision, Inc. 8.3% 5/15/06	A2	215,000	220,093
Diamond Cable Communications PLC 0% 2/15/07 (e)	B3	210,000	161,175
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	130,000	83,200
EchoStar DBS Corp. 9.375% 2/1/09	B2	260,000	250,900
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (g)	B3	195,000	173,550
International Cabletel, Inc. 0% 2/1/06 (e)	B3	250,000	230,000
LIN Holdings Corp. 0% 3/1/08 (e)	B3	270,000	177,525

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	$ 150,000	$ 143,127
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	150,000	103,500
NTL, Inc. 0% 4/1/08 (e)	B3	560,000	347,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	170,000	166,600
Satelites Mexicanos SA de CV 11.28% 6/30/04 (g)(i)	B1	74,000	67,340
Shaw Communications, Inc. 8.25% 4/11/10	Baa2	140,000	141,135
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	65,000	34,938
10.75% 3/15/10	B3	25,000	24,875
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	198,864
Telewest PLC 0% 10/1/07 (e)	B1	270,000	257,850
Time Warner, Inc. 8.18% 8/15/07	Baa3	910,000	927,918
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (e)	B2	380,000	349,600
Series D 0% 5/15/06 (e)	B2	30,000	27,600
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	230,000	115,000
0% 2/1/10 (e)	B2	270,000	126,900
10.875% 11/1/07	B2	480,000	432,000
10.875% 8/1/09	B2	275,000	242,000
11.25% 11/1/09	B2	15,000	13,125
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	552,450
			7,817,676
Entertainment - 0.0%
Regal Cinemas, Inc. 9.5% 6/1/08	Ca	355,000	88,750
Lodging & Gaming - 0.0%
Horseshoe Gaming LLC 8.625% 5/15/09	B2	70,000	65,800
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	85,500
			151,300
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	480,685
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	66,850
7.28% 6/30/28	Baa3	200,000	172,432
7.3% 4/30/28	Baa3	170,000	145,143
			865,110
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	$ 170,000	$ 161,500
TOTAL MEDIA & LEISURE			9,084,336
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.625% 12/15/05	Baa3	150,000	143,370
6.8% 12/15/08	Baa3	200,000	187,565
			330,935
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	185,752
TOTAL NONDURABLES			516,687
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	420,000	216,300
7.125% 1/15/07	Caa1	110,000	58,300
			274,600
General Merchandise Stores - 0.1%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	483,520
Grocery Stores - 0.1%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (d)	C	450,000	9,000
12% 3/1/06 (d)	Caa3	10,000	1,250
Kroger Co. 6% 7/1/00	Baa3	200,000	199,962
			210,212
TOTAL RETAIL & WHOLESALE			968,332
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	40,200
Services - 0.1%
SITEL Corp. 9.25% 3/15/06	B3	250,000	220,000
TOTAL SERVICES			260,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.6%
Computer Services & Software - 0.3%
Concentric Network Corp. 12.75% 12/15/07	B-	$ 50,000	$ 52,500
Covad Communications Group, Inc. 12% 2/15/10	B3	355,000	275,125
Exodus Communications, Inc. 11.625% 7/15/10 (g)	B	280,000	281,400
PSINet, Inc. 10.5% 12/1/06	B3	260,000	239,200
			848,225
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa1	300,000	284,763
7.25% 9/1/02	Baa1	250,000	241,973
Globix Corp. 12.5% 2/1/10	B-	95,000	78,375
			605,111
Electronic Instruments - 0.0%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	80,000	73,600
Electronics - 0.1%
ChipPAC International Ltd. 12.75% 8/1/09	B3	40,000	43,000
Hadco Corp. 9.5% 6/15/08	B2	140,000	140,350
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	52,000	55,510
			238,860
TOTAL TECHNOLOGY			1,765,796
TRANSPORTATION - 0.9%
Air Transportation - 0.4%
Atlas Air, Inc.:
8.77% 1/2/11	Ba1	86,129	83,115
9.375% 11/15/06	B3	220,000	213,400
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	70,000	67,683
7.73% 9/15/12	Baa1	28,243	26,975
Delta Air Lines, Inc. 7.9% 12/15/09	Baa3	500,000	464,750
US Air, Inc. 9.625% 2/1/01	B3	430,000	425,700
			1,281,623
Railroads - 0.5%
Burlington Northern Santa Fe Corp.:
6.875% 12/1/27	Baa2	1,000,000	860,780
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Burlington Northern Santa Fe Corp.: - continued
7.29% 6/1/36	Baa2	$ 150,000	$ 146,609
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	332,302
			1,339,691
TOTAL TRANSPORTATION			2,621,314
UTILITIES - 3.4%
Cellular - 0.5%
Cellnet Data Systems, Inc. 0% 10/1/07 (e)	-	300,000	24,000
Clearnet Communications, Inc. yankee 0% 12/15/05 (e)	B3	200,000	206,000
Crown Castle International Corp. 10.75% 8/1/11	B3	45,000	45,675
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	50,000	50,375
Leap Wireless International, Inc.:
0% 4/15/10 (e)(g)	-	65,000	27,300
12.5% 4/15/10 (g)	Caa2	75,000	66,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	270,000	205,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	241,000	204,850
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	420,000	312,900
9.375% 11/15/09	B1	170,000	163,200
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	295,000	197,650
10.375% 11/15/09	B2	170,000	176,800
			1,679,950
Electric Utility - 0.4%
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	267,204
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	165,000	166,115
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	146,427
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	467,147

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	$ 75,000	$ 77,640
Texas Utilities Co. 6.375% 1/1/08	Baa3	100,000	90,325
			1,214,858
Gas - 0.3%
CMS Panhandle Holding Co.:
6.125% 3/15/04	Baa3	150,000	141,675
7% 7/15/29	Baa3	150,000	125,880
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	500,000	499,900
			767,455
Telephone Services - 2.2%
Allegiance Telecom, Inc. 12.875% 5/15/08	B3	200,000	216,500
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	700,000	695,681
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	935,000	949,895
Esat Telecom Group PLC 0% 2/1/07 (e)	Aa1	230,000	213,900
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	180,000	176,400
Global TeleSystems Group, Inc. 9.875% 2/15/05	Caa1	330,000	227,700
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	560,000	565,600
Hermes Europe Railtel BV 11.5% 8/15/07	B3	150,000	125,250
ICG Holdings, Inc. 0% 9/15/05 (e)	B3	260,000	249,600
Intermedia Communications, Inc. 0% 3/1/09 (e)	B3	330,000	200,475
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	170,000	141,100
NEXTLINK Communications, Inc. 0% 12/1/09 (e)	B2	500,000	287,500
Ono Finance PLC 13% 5/1/09	Caa1	215,000	203,175
Rhythms NetConnections, Inc. 14% 2/15/10 (g)	B3	200,000	144,000
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	220,000	204,882
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	429,626
7.7% 7/20/29	Baa1	666,000	627,152
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	152,250
Viatel, Inc. 11.25% 4/15/08	B3	250,000	187,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
WinStar Communications, Inc. 12.75% 4/15/10 (g)	B3	$ 450,000	$ 434,250
WorldCom, Inc. 8.875% 1/15/06	A3	184,000	190,782
			6,623,218
TOTAL UTILITIES			10,285,481
TOTAL NONCONVERTIBLE BONDS			42,871,953
TOTAL CORPORATE BONDS (Cost $48,683,174)			46,399,900
U.S. Government and Government Agency Obligations - 10.4%

U.S. Government Agency Obligations - 1.7%
Fannie Mae:
6.5% 4/29/09	Aaa	1,600,000	1,494,752
7.125% 2/15/05	Aaa	1,315,000	1,320,339
7.25% 5/15/30	Aaa	660,000	673,435
Federal Home Loan Bank 7.59% 3/10/05	Aaa	190,000	193,859
Freddie Mac:
5.75% 3/15/09	Aaa	800,000	728,624
6.25% 7/15/04	Aaa	310,000	301,379
6.875% 1/15/05	Aaa	185,000	183,844
7% 7/15/05	Aaa	250,000	249,650
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	34,670	35,168
Tennessee Valley Authority 7.125% 5/1/30	Aaa	140,000	140,588
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			5,321,638
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	1,660,000	1,676,600
8.875% 8/15/17	Aaa	3,805,000	4,850,195
9.875% 11/15/15	Aaa	625,000	847,463
14% 11/15/11	Aaa	490,000	680,488
U.S. Treasury Notes:
5.5% 5/31/03	Aaa	6,000,000	5,861,220
5.5% 2/15/08	Aaa	100,000	95,719
5.625% 9/30/01	Aaa	140,000	138,512

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.875% 10/31/01	Aaa	$ 1,950,000	$ 1,934,771
5.875% 11/15/04	Aaa	2,850,000	2,808,590
6.5% 5/31/02	Aaa	3,010,000	3,013,763
7% 7/15/06	Aaa	3,750,000	3,885,938
U.S. Treasury Notes - coupon STRIPS 0% 11/15/11	Aaa	1,430,000	709,652
TOTAL U.S. TREASURY OBLIGATIONS			26,502,911
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,715,419)			31,824,549
U.S. Government Agency - Mortgage Securities - 13.0%

Fannie Mae - 9.1%
5.5% 2/1/11	Aaa	156,534	145,429
6% 4/1/09 to 1/1/29	Aaa	1,860,194	1,734,133
6.5% 11/1/25 to 7/1/29	Aaa	11,136,937	10,514,432
6.5% 7/1/30 (h)	Aaa	3,500,000	3,298,750
7% 12/1/24 to 9/1/28	Aaa	3,344,454	3,236,903
7.5% 5/1/15 to 1/1/30	Aaa	8,490,673	8,375,883
8% 12/1/29	Aaa	499,027	501,053
TOTAL FANNIE MAE			27,806,583
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	367,456	363,782
Government National Mortgage Association - 3.8%
6.5% 4/15/28 to 4/15/29	Aaa	10,337,543	9,813,560
7% 1/15/28 to 12/15/28	Aaa	636,734	619,020
7.5% 6/15/27 to 3/15/28	Aaa	1,153,223	1,145,846
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,578,426
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $41,146,234)			39,748,791
Asset-Backed Securities - 0.8%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	192,297
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	503,067
6.4% 12/15/02	Aa2	80,000	78,960
7.03% 11/15/03	Aaa	145,000	144,887
Key Auto Finance Trust:
6.3% 10/15/03	A2	197,699	196,711
6.65% 10/15/03	Baa3	59,053	58,979
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Premier Auto Trust 5.59% 2/9/04	Aaa	$ 1,000,000	$ 970,310
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	200,000	200,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,390,044)			2,345,211
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	202,245
Series 1998-FL1:
Class D, 7.1415% 12/10/00 (g)(i)	A2	300,000	299,543
Class E, 7.4913% 1/10/13 (g)(i)	Baa2	420,000	418,130
DLJ Commercial Mortgage Corp. 7.62% 5/10/10	Aaa	500,000	501,484
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(i)	Baa3	500,000	432,285
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	450,000	454,359
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	473,242
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,876,556)			2,781,288
Foreign Government and Government Agency Obligations (j) - 0.2%

Korean Republic yankee:
8.75% 4/15/03	Baa2	80,000	81,437
8.875% 4/15/08	Baa2	116,000	119,654
Quebec Province yankee:
6.86% 4/15/26 (f)	A2	250,000	240,255
7.125% 2/9/24	A2	30,000	28,337
7.5% 7/15/23	A2	30,000	29,574
United Mexican States 9.875% 2/1/10	Baa3	200,000	209,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $727,451)			708,257
Supranational Obligations - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	$ 500,000	$ 476,310
Cash Equivalents - 3.0%
	Shares
Taxable Central Cash Fund, 6.59% (c) (Cost $9,219,794)	9,219,794	9,219,794
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $271,264,000)		307,839,743
NET OTHER ASSETS - (0.9)%		(2,855,046)
NET ASSETS - 100%		$ 304,984,697
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,427,464 or 2.8% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.2%	AAA, AA, A	25.5%
Baa	6.9%	BBB	5.9%
Ba	0.4%	BB	0.6%
B	3.9%	B	4.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $224,411,074 and $262,292,592, respectively, of which long-term U.S. government and government agency obligations aggregated $59,871,450 and $60,369,656, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,986 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $34 and 0% of net assets.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $266,299,649. Net unrealized appreciation aggregated $41,540,094, of which $50,485,729 related to appreciated investment securities and $8,945,635 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $271,264,000) - See accompanying schedule		$ 307,839,743
Commitment to sell securities on a delayed delivery basis	$ (5,690,625)
Receivable for securities sold on a delayed delivery basis	5,685,000	(5,625)
Receivable for investments sold, regular delivery		3,535,259
Cash		23,298
Receivable for fund shares sold		242,446
Dividends receivable		49,966
Interest receivable		1,666,464
Other receivables		44,424
Total assets		313,395,975
Liabilities
Payable for investments purchased Regular delivery	4,592,826
Delayed delivery	3,294,642
Payable for fund shares redeemed	376,552
Accrued management fee	108,417
Distribution fees payable	2,544
Other payables and accrued expenses	36,297
Total liabilities		8,411,278
Net Assets		$ 304,984,697
Net Assets consist of:
Paid in capital		$ 259,384,219
Undistributed net investment income		5,026,674
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,004,148
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,569,656
Net Assets		$ 304,984,697
Initial Class: Net Asset Value, offering price and redemption price per share ($274,792,464 ÷ 18,214,675 shares)		$15.09
Service Class: Net Asset Value, offering price and redemption price per share ($29,480,101 ÷ 1,961,121 shares)		$15.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($712,132 ÷ 47,418 shares)		$15.02

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 1,026,288
Interest		4,833,980
Security lending		131
Total income		5,860,399
Expenses
Management fee	$ 667,765
Transfer agent fees	101,971
Distribution fees	13,916
Accounting and security lending fees	59,780
Non-interested trustees' compensation	506
Custodian fees and expenses	13,860
Audit	14,098
Legal	1,823
Reports to shareholders	309
Miscellaneous	137
Total expenses before reductions	874,165
Expense reductions	(26,193)	847,972
Net investment income		5,012,427
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,969,880
Foreign currency transactions	(4,097)	4,965,783
Change in net unrealized appreciation (depreciation) on:
Investment securities	(11,411,603)
Assets and liabilities in foreign currencies	(1,569)
Delayed delivery commitments	(5,625)	(11,418,797)
Net gain (loss)		(6,453,014)
Net increase (decrease) in net assets resulting from operations		$ (1,440,587)
Other Information Expense reductions Directed brokerage arrangements		$ 25,816
Custodian credits		377
		$ 26,193

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 5,012,427	$ 10,132,202
Net realized gain (loss)	4,965,783	7,580,954
Change in net unrealized appreciation (depreciation)	(11,418,797)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(1,440,587)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(8,369,238)	(8,692,279)
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(27,604,335)	36,165,081
Total increase (decrease) in net assets	(47,440,129)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $5,026,674 and $10,132,202, respectively)	$ 304,984,697	$ 352,424,826

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	800,778	$ 11,898,820	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(4,066,967)	(61,054,219)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,120,016)	$ (32,249,345)	1,237,404	$ 18,893,878
Service Class Sold	289,094	$ 4,329,594	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,571	37,189	563,405
Redeemed	(125,685)	(1,874,764)	(43,583)	(679,444)
Net increase (decrease)	264,264	$ 3,938,401	1,101,906	$ 17,271,203
Service Class 2 A Sold	47,040	$ 701,059	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(2)	(31)	-	-
Net increase (decrease)	47,418	$ 706,609	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 7,684,570		$ 8,389,449
Service Class		682,102		302,830
Service Class 2 A		2,566		-
Total		$ 8,369,238		$ 8,692,279
		$ 18,395,207		$ 16,171,682

H Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 H
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17	$ 10.00
Income from Investment Operations
Net investment income	.24 D	.45 D	.44 D	.44 D	.33	.14
Net realized and unrealized gain (loss)	(.27)	.24	2.00	2.22	.78	1.25
Total from investment operations	(.03)	.69	2.44	2.66	1.11	1.39
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)	(.14)
From net realized gain	(.40)	(.43)	(.55)	-	(.04)	(.08)
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)	(.22)
Net asset value, end of period	$ 15.09	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Total Return B, C	(0.06)%	4.55%	17.64%	22.18%	9.98%	13.92%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 274,792	$ 325,371	$ 307,681	$ 214,538	$ 103,110	$ 43,155
Ratio of expenses to average net assets	.55% A	.57%	.59%	.61%	.72%	1.42% F
Ratio of expenses to average net assets after expense reductions	.53% A, G	.55% G	.58% G	.60% G	.71% G	1.42%
Ratio of net investment income to average net assets	3.20% A	2.87%	2.94%	3.28%	3.63%	3.56%
Portfolio turnover	148% A	108%	94%	98%	163%	248%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.23	.43	.41	.08
Net realized and unrealized gain (loss)	(.27)	.24	1.98	.35
Total from investment operations	(.04)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net realized gain	(.40)	(.43)	(.55)	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 15.03	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(0.13)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,480	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.65% A	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.63% A, G	.66% G	.69% G	.71% A
Ratio of net investment income to average net assets	3.10% A	2.77%	2.79%	3.43% A
Portfolio turnover	148% A	108%	94%	98%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income D	.20
Net realized and unrealized gain (loss)	.10 G
Total from investment operations	.30
Less Distributions
From net investment income	(.47)
From net realized gain	(.40)
Total distributions	(.87)
Net asset value, end of period	$ 15.02
Total Return B, C	2.05%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 712
Ratio of expenses to average net assets	.79% A
Ratio of expenses to average net assets after expense reductions	.77% A, F
Ratio of net investment income to average net assets	2.96% A
Portfolio turnover	148% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

Balanced Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Central Cash Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Delayed Delivery Transactions. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult Information regarding restricted securities is included under the caption "Other Information" at the end of the fund's schedule of investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 13,703
Service Class 2	213
$ 13,916

Balanced Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with
Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 92,789
Service Class	9,127
Service Class 2	55
$ 101,971

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 36% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 52% of the total outstanding shares of the fund.

Balanced Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	276,319,488.69	94.617
Against	4,151,739.32	1.422
Abstain	11,567,630.61	3.961
TOTAL	292,038,858.62	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	272,189,750.93	93.203
Against	4,507,278.92	1.544
Abstain	15,341,828.77	5.253
TOTAL	292,038,858.62	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	268,161,500.09	91.824
Against	5,337,639.43	1.828
Abstain	18,539,719.10	6.348
TOTAL	292,038,858.62	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,614,072.73	91.636
Against	5,806,227.04	1.989
Abstain	18,618,558.85	6.375
TOTAL	292,038,858.62	100.000

PROPOSAL 7

To modify the fund's fundamental investment objective and eliminate a fundamental investment policy of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,914,892.06	91.739
Against	7,333,491.83	2.512
Abstain	16,790,474.73	5.749
TOTAL	292,038,858.62	100.000

PROPOSAL 8

To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,037,890.43	91.439
Against	7,842,324.91	2.686
Abstain	17,158,643.28	5.875
TOTAL	292,038,858.62	100.000

PROPOSAL 9

To amend the fundamental investment limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	266,860,588.67	91.378
Against	8,492,005.75	2.908
Abstain	16,686,264.20	5.714
TOTAL	292,038,858.62	100.000

PROPOSAL 10

To amend the fundamental investment limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,900,537.74	91.735
Against	7,342,176.47	2.514
Abstain	16,796,144.41	5.751
TOTAL	292,038,858.62	100.000

* Denotes trust-wide proposals and voting results.

Balanced Portfolio

Semiannual Report

Balanced Portfolio

Balanced Portfolio

Balanced Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

John Avery, Vice President

Kevin E. Grant, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPBAL-SANN-0800 108583
1.705697.102

(2_fidelity_logos)

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.
Proxy Voting Results	18

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

>Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Initial Class	-1.03%	17.93%
S&P 500 ®	7.25%	22.43%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $17,814 - a 78.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,310 - a 103.10% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Microsoft Corp.	4.3
Exxon Mobil Corp.	4.2
Fannie Mae	3.9
Intel Corp.	3.8
Cisco Systems, Inc.	3.7
19.9
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.2
Finance	18.2
Utilities	10.0
Health	7.0
Energy	6.1
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks and Equity Futures 90.2%
Short-Term Investments and Net Other Assets 9.8%

* Foreign investments 6.2%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class	-1.15%	17.79%
S&P 500	7.25%	22.43%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $17,741 - a 77.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,310 - a 103.10% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Microsoft Corp.	4.3
Exxon Mobil Corp.	4.2
Fannie Mae	3.9
Intel Corp.	3.8
Cisco Systems, Inc.	3.7
19.9
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.2
Finance	18.2
Utilities	10.0
Health	7.0
Energy	6.1
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks and Equity Futures 90.2%
Short-Term Investments and Net Other Assets 9.8%

* Foreign investments 6.2%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class 2	-1.21%	17.77%
S&P 500	7.25%	22.43%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $17,730 - a 77.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,310 - a
103.10% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Microsoft Corp.	4.3
Exxon Mobil Corp.	4.2
Fannie Mae	3.9
Intel Corp.	3.8
Cisco Systems, Inc.	3.7
19.9
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.2
Finance	18.2
Utilities	10.0
Health	7.0
Energy	6.1
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks and Equity Futures 90.2%
Short-Term Investments and Net Other Assets 9.8%

* Foreign investments 6.2%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the six- and 12-month periods that ended June 30, 2000, the fund's returns fell short of the -0.42% and 7.25% returns recorded by the Standard & Poor's 500 Index, respectively.

Q. Why did the fund underperform the index during the past six months?

A. At the beginning of the period, one of the primary difficulties was an underweighting in the technology sector. This time period witnessed a speculative bubble in technology shares that finally burst in the spring of 2000, flattening many formerly high-flying technology stocks that had little or no earnings. The fund's emphasis on growth at a reasonable price prevented it from owning many of the best-performing stocks during this period. An overweighting in the finance sector, which faced a stiff headwind in the form of sharply higher interest rates, also undermined performance. Stock selection in the finance sector hurt as well, as a number of the fund's finance holdings detracted significantly from performance.

Q. The Federal Reserve Board raised short-term interest rates three times during the period. Why did you continue to overweight finance stocks, which tend to do poorly when rates rise?

A. Most of the overweighting was accounted for by two mortgage loan providers: Fannie Mae and Freddie Mac. These government-sponsored enterprises (GSEs) tend to be less sensitive to rising interest rates than banks, which I underweighted. Although the share prices of these two holdings did poorly during the period, they did not accurately reflect the earnings outlook, which remained excellent. Unfortunately, the herd instinct took over, and investors appeared to lump Fannie and Freddie with the rate-sensitive segments of the finance sector. Since the spring correction, however, investors have seemed more willing to evaluate stocks on the basis of earnings and other fundamental factors - a potentially positive development for these two stocks.

Q. What stocks did well for the fund?

A. Intel was one of the better performers. The stock firmed because of a shortage of microprocessors and expectations of improving personal computer demand in the second half of 2000. Intel also manufactures memory components for the cellular phone market, which experienced robust growth during the period. Another technology standout, Cisco Systems, has a significant share of the market for the routers used to expand the Internet. Drug giant Eli Lilly also per-
formed well. The company had a very successful test of Zovant, a new drug for treating sepsis, or blood poisoning. In addition, Lilly benefited from greater investor interest in drug stocks, which are thought to offer relatively stable earnings streams in a slowing economy.

Q. What stocks were disappointing?

A. The biggest detractor, Microsoft, received an unfavorable ruling in the federal government's antitrust suit against the company. The ruling may, despite the company's appeals, result in splitting Microsoft into two separate companies. In the consumer nondurables sector, Procter & Gamble fell sharply following a warning from the company that its earnings would fall short of analysts' estimates due, in part, to higher raw materials prices. Freddie Mac and Fannie Mae also made the list of stocks that detracted most from performance. This is a case where I felt that investors missed the boat - for the reasons I gave previously. Because of my strong conviction about these stocks, I used weakness in their prices as an opportunity to add to the fund's positions in them.

Q. What's your outlook, Louis?

A. Higher interest rates have begun to slow the economy, and I believe that more slowing can be expected over the next six to 12 months, as the Federal Reserve Board's series of interest-rate hikes percolates through the economy. While a slowing economy should alleviate concerns about inflation, it might also create a lot more earnings risk. With valuations relatively high, we probably will continue to see stocks punished severely when a company fails to meet earnings estimates. Investing in stocks with attractive growth prospects at reasonable prices is the fund's overall strategy, but finding companies that can deliver stable earnings growth under a variety of economic conditions also will be important in the period just ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of June 30, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; manager, Fidelity Growth & Income II, since 1998; various Fidelity Select Portfolios, 1992-1998; joined Fidelity in 1992

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Boeing Co.	181,300	$ 7,580,606
BASIC INDUSTRIES - 0.4%
Packaging & Containers - 0.4%
Ball Corp.	165,401	5,323,845
CONSTRUCTION & REAL ESTATE - 1.2%
Real Estate Investment Trusts - 1.2%
Equity Office Properties Trust	263,600	7,265,475
Equity Residential Properties Trust (SBI)	159,000	7,314,000
		14,579,475
DURABLES - 1.8%
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	118,700	9,792,750
Consumer Electronics - 1.0%
General Motors Corp. Class H (a)	139,800	12,267,450
TOTAL DURABLES		22,060,200
ENERGY - 6.1%
Energy Services - 0.8%
Schlumberger Ltd. (NY Shares)	123,700	9,231,113
Oil & Gas - 5.3%
BP Amoco PLC sponsored ADR	232,262	13,137,319
Exxon Mobil Corp.	661,528	51,929,948
		65,067,267
TOTAL ENERGY		74,298,380
FINANCE - 18.2%
Banks - 4.2%
Bank of New York Co., Inc.	536,700	24,956,550
Mellon Financial Corp.	316,900	11,547,044
Wachovia Corp.	271,200	14,712,600
		51,216,194
Credit & Other Finance - 3.7%
American Express Co.	298,600	15,564,525
Associates First Capital Corp. Class A	1,363,000	30,411,938
		45,976,463
Federal Sponsored Credit - 7.3%
Fannie Mae	918,200	47,918,563
Freddie Mac	1,021,132	41,355,846
		89,274,409
Insurance - 0.9%
American International Group, Inc.	76,537	8,993,098
PMI Group, Inc.	47,800	2,270,500
		11,263,598
Securities Industry - 2.1%
Charles Schwab Corp.	218,150	7,335,294

	Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	68,200	$ 7,843,000
Morgan Stanley Dean Witter & Co.	127,200	10,589,400
		25,767,694
TOTAL FINANCE		223,498,358
HEALTH - 7.0%
Drugs & Pharmaceuticals - 6.4%
Allergan, Inc.	90,600	6,749,700
Bristol-Myers Squibb Co.	447,100	26,043,575
Eli Lilly & Co.	385,400	38,491,825
Merck & Co., Inc.	91,100	6,980,538
		78,265,638
Medical Equipment & Supplies - 0.6%
Baxter International, Inc.	109,500	7,699,219
TOTAL HEALTH		85,964,857
INDUSTRIAL MACHINERY & EQUIPMENT - 4.5%
Electrical Equipment - 2.6%
General Electric Co.	599,700	31,784,100
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	144,700	4,901,713
Ingersoll-Rand Co.	132,400	5,329,100
Tyco International Ltd.	266,720	12,635,860
		22,866,673
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		54,650,773
MEDIA & LEISURE - 5.8%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	230,500	9,335,250
EchoStar Communications Corp. Class A (a)	327,800	10,853,253
Infinity Broadcasting Corp. Class A (a)	408,825	14,896,561
Pegasus Communications Corp. (a)	282,900	13,879,781
		48,964,845
Entertainment - 0.7%
Walt Disney Co.	217,800	8,453,363
Publishing - 1.1%
McGraw-Hill Companies, Inc.	256,500	13,851,000
TOTAL MEDIA & LEISURE		71,269,208
NONDURABLES - 3.4%
Foods - 1.1%
Bestfoods	166,700	11,543,975
Nabisco Holdings Corp. Class A	43,800	2,299,500
		13,843,475
Household Products - 0.2%
Procter & Gamble Co.	40,300	2,307,175
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Tobacco - 2.1%
Philip Morris Companies, Inc.	941,760	$ 25,015,500
TOTAL NONDURABLES		41,166,150
RETAIL & WHOLESALE - 5.6%
Drug Stores - 0.9%
Walgreen Co.	322,500	10,380,469
General Merchandise Stores - 2.5%
Wal-Mart Stores, Inc.	539,800	31,105,975
Retail & Wholesale, Miscellaneous - 2.2%
Bed Bath & Beyond, Inc. (a)	233,900	8,478,875
Home Depot, Inc.	374,000	18,676,625
		27,155,500
TOTAL RETAIL & WHOLESALE		68,641,944
SERVICES - 0.3%
Advertising - 0.3%
Omnicom Group, Inc.	35,100	3,126,094
TECHNOLOGY - 23.2%
Communications Equipment - 6.5%
Cisco Systems, Inc. (a)	715,300	45,466,256
Lucent Technologies, Inc.	72,000	4,266,000
Nokia AB sponsored ADR	260,700	13,018,706
Nortel Networks Corp.	246,000	17,064,640
		79,815,602
Computer Services & Software - 6.8%
Adobe Systems, Inc.	53,400	6,942,000
IMS Health, Inc.	595,000	10,710,000
Intuit, Inc. (a)	99,800	4,129,225
Microsoft Corp. (a)	659,100	52,727,994
VERITAS Software Corp. (a)	73,800	8,340,553
		82,849,772
Computers & Office Equipment - 3.9%
Compaq Computer Corp.	630,900	16,127,381
EMC Corp. (a)	249,300	19,180,519
Pitney Bowes, Inc.	301,400	12,056,000
		47,363,900
Electronics - 6.0%
Intel Corp.	345,500	46,189,031
LSI Logic Corp. (a)	90,600	4,903,725
Micron Technology, Inc. (a)	81,400	7,168,288
Texas Instruments, Inc.	226,200	15,537,113
		73,798,157
TOTAL TECHNOLOGY		283,827,431

	Shares	Value (Note 1)
UTILITIES - 10.0%
Cellular - 3.6%
Nextel Communications, Inc. Class A (a)	374,500	$ 22,914,719
Vodafone AirTouch PLC sponsored ADR	524,900	21,750,544
		44,665,263
Electric Utility - 0.5%
IPALCO Enterprises, Inc.	302,800	6,093,850
Telephone Services - 5.9%
Allegiance Telecom, Inc. (a)	119,400	7,641,600
AT&T Corp.	235,450	7,446,106
BellSouth Corp.	248,200	10,579,525
NEXTLINK Communications, Inc. Class A	203,800	7,731,663
Qwest Communications International, Inc. (a)	137,700	6,841,969
SBC Communications, Inc.	728,530	31,508,923
WorldCom, Inc. (a)	1	23
		71,749,809
TOTAL UTILITIES		122,508,922
TOTAL COMMON STOCKS (Cost $974,550,110)		1,078,496,243
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.57% 8/17/00 (c) (Cost $1,488,940)	$ 1,500,000	1,489,463
Cash Equivalents - 11.9%
	Shares
Central Cash Collateral Fund, 6.71% (b)	5,919,200	5,919,200
Taxable Central Cash Fund, 6.59% (b)	140,027,095	140,027,095
TOTAL CASH EQUIVALENTS (Cost $145,946,295)		145,946,295
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,121,985,345)		1,225,932,001
NET OTHER ASSETS - (0.1)%		(717,905)
NET ASSETS - 100%		$ 1,225,214,096
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
70 S&P 500 Stock Index Contracts	Sept. 2000	$ 25,691,750	$ (194,795)
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,489,463.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $339,324,728 and $468,732,226, respectively.
The market value of futures contracts opened and closed during the period amounted to $73,545,687 and $48,716,990, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,856 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,002,310. The fund received cash collateral of $5,919,200 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,123,779,759. Net unrealized appreciation aggregated $102,152,242, of which $210,748,476 related to appreciated investment securities and $108,596,234 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,121,985,345) - See accompanying schedule		$ 1,225,932,001
Receivable for investments sold		9,778,991
Receivable for fund shares sold		972,216
Dividends receivable		979,605
Interest receivable		739,383
Receivable for daily variation on futures contracts		176,750
Other receivables		15,747
Total assets		1,238,594,693
Liabilities
Payable for investments purchased	$ 5,986,196
Payable for fund shares redeemed	898,008
Accrued management fee	485,655
Distribution fees payable	13,646
Other payables and accrued expenses	77,892
Collateral on securities loaned, at value	5,919,200
Total liabilities		13,380,597
Net Assets		$ 1,225,214,096
Net Assets consist of:
Paid in capital		$ 1,061,452,605
Undistributed net investment income		6,495,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,514,137
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		103,751,859
Net Assets		$ 1,225,214,096
Initial Class: Net Asset Value, offering price and redemption price per share ($1,057,884,369 ÷ 68,340,631 shares)		$15.48
Service Class: Net Asset Value, offering price and redemption price per share ($165,011,887 ÷ 10,707,166 shares)		$15.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,317,840 ÷ 150,497 shares)		$15.40

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 6,835,962
Interest		2,943,179
Security lending		86,077
Total income		9,865,218
Expenses
Management fee	$ 2,904,405
Transfer agent fees	394,900
Distribution fees	64,785
Accounting and security lending fees	148,951
Non-interested trustees' compensation	1,956
Custodian fees and expenses	12,206
Audit	12,783
Legal	5,249
Reports to shareholders	4,672
Miscellaneous	303
Total expenses before reductions	3,550,210
Expense reductions	(82,248)	3,467,962
Net investment income		6,397,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	54,093,706
Foreign currency transactions	8,989
Futures contracts	1,057,848	55,160,543
Change in net unrealized appreciation (depreciation) on:
Investment securities	(94,278,054)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(194,795)	(94,472,851)
Net gain (loss)		(39,312,308)
Net increase (decrease) in net assets resulting from operations		$ (32,915,052)
Other Information Expense reductions Directed brokerage arrangements		$ 81,894
Custodian credits		354
		$ 82,248

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,397,256	$ 14,349,137
Net realized gain (loss)	55,160,543	94,527,839
Change in net unrealized appreciation (depreciation)	(94,472,851)	5,576,047
Net increase (decrease) in net assets resulting from operations	(32,915,052)	114,453,023
Distributions to shareholders From net investment income	(14,244,194)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,301)	(22,391,118)
Share transactions - net increase (decrease)	10,338,716	102,753,346
Total increase (decrease) in net assets	(129,782,637)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $6,495,495 and $14,353,340, respectively)	$ 1,225,214,096	$ 1,354,996,733

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,848,084	$ 75,165,202	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(15,652,464)	(244,802,304)	(15,445,916)	(257,900,936)
Net increase (decrease)	(4,455,829)	$ (71,678,956)	2,104,330	$ 29,664,983
Service Class Sold	4,709,059	$ 72,777,536	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(148,738)	(2,281,362)	(55,277)	(910,981)
Net increase (decrease)	5,161,473	$ 79,735,887	4,405,208	$ 73,088,363
Service Class 2 A Sold	149,950	$ 2,273,384	-	$ -
Reinvested	550	8,442	-	-
Redeemed	(3)	(41)	-	-
Net increase (decrease)	150,497	$ 2,281,785	-	$ -
Distributions From net investment income Initial Class		$ 13,015,418		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,194		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,301		$ 22,391,118

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.08 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.47)	1.27	3.54	2.84	(.10)
Total from investment operations	(.39)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.48	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(2.23)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,057,884	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.57% A	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.56% A, G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.06% A	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover	60% A	58%	66%	81%	0% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.07	.16	.15	.03
Net realized and unrealized gain (loss)	(.47)	1.27	3.50	.49
Total from investment operations	(.40)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.41	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(2.30)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 165,012	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.67% A	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.66% A, G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	.96% A	.98%	1.05%	1.24% A
Portfolio turnover	60% A	58%	66%	81%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 F
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.05
Net realized and unrealized gain (loss)	(.16)
Total from investment operations	(.11)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.40
Total Return B, C	(0.63)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,318
Ratio of expenses to average net assets	.81% A
Ratio of expenses to average net assets after expense reductions	.80% A, E
Ratio of net investment income to average net assets	.82% A
Portfolio turnover	60% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

Growth & Income Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth & Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Central Cash Funds. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of Fidelity Management & Research Company (FMR). The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .48% of average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 64,293
Service Class 2	492
$ 64,785

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 351,138
Service Class	43,630
Service Class 2	132
$ 394,900

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

Growth & Income Portfolio

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 40% of the outstanding shares of the fund. In addition, three unaffiliated insurance companies were each record owners of more than 10% of the total outstanding shares of the fund, totaling 42%.

Growth & Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,094,741,303.86	94.882
Against	8,150,336.78	0.707
Abstain	50,895,725.39	4.411
TOTAL	1,153,787,366.03	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,065,660,945.04	92.362
Against	14,930,318.61	1.294
Abstain	73,196,102.38	6.344
TOTAL	1,153,787,366.03	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,052,012,765.56	91.179
Against	14,716,021.72	1.276
Abstain	87,058,578.75	7.545
TOTAL	1,153,787,366.03	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,047,279,358.30	90.769
Against	18,168,639.12	1.575
Abstain	88,339,368.61	7.656
TOTAL	1,153,787,366.03	100.000

PROPOSAL 7

To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,045,547,591.12	90.619
Against	27,126,923.06	2.351
Abstain	81,112,851.85	7.030
TOTAL	1,153,787,366.03	100.000

PROPOSAL 8

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,041,821,757.51	90.296
Against	27,809,789.09	2.410
Abstain	84,155,819.43	7.294
TOTAL	1,153,787,366.03	100.000

PROPOSAL 9

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,042,706,287.48	90.372
Against	26,973,368.78	2.338
Abstain	84,107,709.77	7.290
TOTAL	1,153,787,366.03	100.000

* Denotes trust-wide proposals and voting results.

Growth & Income Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPGI-SANN-0800 108589
1.705698.102

(2_fidelity_logos)

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.
Proxy Voting Results	18

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

>Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Initial Class	-5.65%	16.68%	18.58%
S&P 500 ®	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,499 - a 154.99% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.2
Cisco Systems, Inc.	4.2
Eli Lilly & Co.	2.9
Intel Corp.	2.7
Oracle Corp.	2.4
16.4
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.8
Finance	11.8
Health	10.3
Energy	6.4
Utilities	5.8
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 93.6%
Short-Term Investments and Net Other Assets 6.4%

* Foreign investments 10.0%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class	-5.74%	16.63%	18.53%
S&P 500	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,441 - a 154.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.2
Cisco Systems, Inc.	4.2
Eli Lilly & Co.	2.9
Intel Corp.	2.7
Oracle Corp.	2.4
16.4
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.8
Finance	11.8
Health	10.3
Energy	6.4
Utilities	5.8
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 93.6%
Short-Term Investments and Net Other Assets 6.4%

* Foreign investments 10.0%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class 2	-5.79%	16.62%	18.52%
S&P 500	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,429 - a 154.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.2
Cisco Systems, Inc.	4.2
Eli Lilly & Co.	2.9
Intel Corp.	2.7
Oracle Corp.	2.4
16.4
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.8
Finance	11.8
Health	10.3
Energy	6.4
Utilities	5.8
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 93.6%
Short-Term Investments and Net Other Assets 6.4%

* Foreign investments 10.0%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunitites Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bettina Doulton became Portfolio Manager of Growth Opportunities Portfolio on February 1, 2000.

Q. How did the fund perform, Bettina?

A. For the six-month period ending June 30, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -0.42%. For the 12-month period that ended June 30, 2000, the fund also trailed the S&P 500, which returned 7.25%.

Q. Why did the fund underperform its benchmark?

A. Early in the period, the fund was considerably underweighted in technology and telecommunications - the sectors that drove equity markets to record heights. Our lack of exposure here was a big detractor from performance. After taking over the fund in February, I repositioned it to be more in line with expectations - with more of a growth emphasis than a value proposition - and increased the tech position to approximately 43% of net assets at the end of the period, compared to just over 16% six months ago.

Q. Was that strategy successful?

A. On a short-term basis, the repositioning seemed poorly timed. Fund performance was negatively affected by the massive rotation away from technology that began in mid-March and lasted through the end of May. Several factors contributed to the tech sell-off: interest-rate hikes, fears of a slowdown in earnings growth, high valuations and illiquidity. Tech stocks did rebound in June, however, and the fund more than doubled the return of the S&P for the month.

Q. What other changes did you make to the fund since taking over?

A. In light of margin pressures and credit concerns in the finance sector, I reduced the sector's aggregate weighting to 11.8% of net assets compared to 20.6% six months ago. I also shifted the sector's asset allocation, reducing the fund's positions in regional banks, mortgage insurance companies and GSEs - government-sponsored enterprises such as Fannie Mae and Freddie Mac - while adding more capital markets exposure, which was a plus. Two other moves also helped. I reduced the fund's consumer nondurables holdings, largely due to the elimination of the Philip Morris position. I was less enamored with the company's fundamental prospects than my predecessor. I also eliminated the fund's bond position, as I expect to focus largely on equity investments.

Q. Which stocks were among the best absolute contributors?

A. Despite the technology sector's spring decline, six of the fund's 10 best-performing stocks came from that area. Most are very familiar names: Micron Technology, Intel, Oracle, Adobe Systems, Analog Devices and Nortel. All benefited from the growth prospects surrounding the rapid acceleration and penetration of Internet- and wireless-related communications. General Electric, the fund's largest holding at the end of the period, also was a strong contributor. GE experienced an acceleration in revenue and profit growth due to market share gains, acquisitions and strong global economies. Eli Lilly was another winner, benefiting from investor appreciation of its strong product pipeline and increased confidence in the company's earnings growth potential.

Q. Which stocks did not perform as well as you expected?

A. Although I have reduced these positions dramatically since taking over the fund, Fannie Mae and Freddie Mac significantly detracted from performance during the period. Several factors caused the underperformance of these stocks, including the Federal Reserve Board's recent string of interest-rate hikes and increased political bantering about capital ratios and funding requirements. Two other disappointments were retailers Home Depot and Wal-Mart. Despite continuing to deliver strong results, these stocks came under pressure as investors grew increasingly concerned that results would come under pressure due to slowing consumer spending caused by interest-rate increases.

Q. What is your outlook, Bettina?

A. It comes down to whether the technology sector's recent struggle was a short-term rotation or a permanent change in leadership. I believe it was just a violent short-term rotation similar to what we experienced at this time last year. On a medium-term basis, I expect the companies that are the enablers of our networked, communications economy - those that provide servers, data storage, fiber optics, etc. - are going to lead, because we still appear to be in the early stages of the "e-economy" build out.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$1.5 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Boeing Co.	374,200	$ 15,646,238
Textron, Inc.	30,200	1,640,238
		17,286,476
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.3%
Praxair, Inc.	122,000	4,567,375
ENERGY - 6.4%
Energy Services - 1.3%
Baker Hughes, Inc.	36,700	1,174,400
Halliburton Co.	272,200	12,844,438
Schlumberger Ltd. (NY Shares)	92,300	6,887,888
		20,906,726
Oil & Gas - 5.1%
BP Amoco PLC sponsored ADR	221,190	12,511,059
Chevron Corp.	27,000	2,289,938
Conoco, Inc. Class B	97,868	2,403,883
Cooper Cameron Corp. (a)	72,300	4,771,800
Exxon Mobil Corp.	417,300	32,758,050
Royal Dutch Petroleum Co. (NY Shares)	178,300	10,976,594
Tosco Corp.	257,300	7,284,806
TotalFinaElf SA:
Class B	6,153	947,562
sponsored ADR	94,405	7,251,484
		81,195,176
TOTAL ENERGY		102,101,902
FINANCE - 11.8%
Banks - 1.1%
Bank of America Corp.	65,200	2,803,600
Bank of Tokyo-Mitsubishi Ltd.	255,000	3,081,070
Bank of Tokyo-Mitsubishi Ltd. ADR	44,500	539,563
Chase Manhattan Corp.	232,800	10,723,350
		17,147,583
Credit & Other Finance - 2.9%
American Express Co.	499,400	26,031,225
Citigroup, Inc.	340,200	20,497,050
		46,528,275
Federal Sponsored Credit - 4.1%
Fannie Mae	712,400	37,178,375
Freddie Mac	688,000	27,864,000
		65,042,375
Insurance - 2.2%
Allmerica Financial Corp.	41,500	2,173,563
American International Group, Inc.	184,175	21,640,563
CIGNA Corp.	92,812	8,677,922

	Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	13,700	$ 766,344
The Chubb Corp.	37,200	2,287,800
		35,546,192
Securities Industry - 1.5%
Daiwa Securities Group, Inc.	72,000	950,764
Morgan Stanley Dean Witter & Co.	155,900	12,978,675
Nomura Securities Co. Ltd.	391,000	9,570,317
		23,499,756
TOTAL FINANCE		187,764,181
HEALTH - 10.3%
Drugs & Pharmaceuticals - 9.0%
American Home Products Corp.	82,900	4,870,375
Amgen, Inc.	71,300	5,008,825
Bristol-Myers Squibb Co.	373,600	21,762,200
Eli Lilly & Co.	466,400	46,581,700
Merck & Co., Inc.	149,200	11,432,450
Pfizer, Inc.	449,693	21,585,264
Schering-Plough Corp.	650,600	32,855,300
		144,096,114
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	102,200	4,554,288
Johnson & Johnson	148,300	15,108,063
		19,662,351
TOTAL HEALTH		163,758,465
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
Electrical Equipment - 4.2%
General Electric Co.	1,269,700	67,294,088
Industrial Machinery & Equipment - 1.1%
Deere & Co.	156,600	5,794,200
Ingersoll-Rand Co.	60,400	2,431,100
Tyco International Ltd.	194,200	9,200,225
		17,425,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		84,719,613
MEDIA & LEISURE - 4.7%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	501,244	12,155,167
Charter Communications, Inc.	167,700	2,756,569
Comcast Corp. Class A (special) (a)	77,500	3,138,750
Cox Communications, Inc. Class A (a)	78,213	3,563,580
Infinity Broadcasting Corp. Class A (a)	23,400	852,638
Time Warner, Inc.	89,500	6,802,000
Univision Communications, Inc. Class A (a)	6,100	631,350
		29,900,054
Entertainment - 2.2%
Fox Entertainment Group, Inc. Class A (a)	239,400	7,271,775
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - continued
Viacom, Inc. Class B (non-vtg.) (a)	328,428	$ 22,394,684
Walt Disney Co.	133,500	5,181,469
		34,847,928
Publishing - 0.1%
McGraw-Hill Companies, Inc.	35,400	1,911,600
Restaurants - 0.5%
McDonald's Corp.	268,700	8,850,306
TOTAL MEDIA & LEISURE		75,509,888
NONDURABLES - 0.5%
Beverages - 0.1%
The Coca-Cola Co.	27,300	1,568,044
Household Products - 0.4%
Avon Products, Inc.	16,900	752,050
Clorox Co.	41,700	1,868,681
Procter & Gamble Co.	67,320	3,854,070
		6,474,801
TOTAL NONDURABLES		8,042,845
RETAIL & WHOLESALE - 4.6%
General Merchandise Stores - 2.5%
Kohls Corp. (a)	56,400	3,137,250
Target Corp.	119,400	6,925,200
Wal-Mart Stores, Inc.	533,700	30,754,463
		40,816,913
Retail & Wholesale, Miscellaneous - 2.1%
Home Depot, Inc.	394,000	19,675,375
Lowe's Companies, Inc.	320,900	13,176,956
		32,852,331
TOTAL RETAIL & WHOLESALE		73,669,244
SERVICES - 0.0%
Advertising - 0.0%
Interpublic Group of Companies, Inc.	13,800	593,400
Services - 0.0%
Gartner Group, Inc. Class B (a)	106	1,047
TOTAL SERVICES		594,447
TECHNOLOGY - 42.8%
Communications Equipment - 11.1%
Ciena Corp. (a)	61,700	10,284,619
Cisco Systems, Inc. (a)	1,046,300	66,505,444
Corning, Inc.	50,500	13,628,688
Lucent Technologies, Inc.	226,200	13,402,350
Nokia AB sponsored ADR	533,900	26,661,631

	Shares	Value (Note 1)
Nortel Networks Corp.	481,200	$ 33,380,101
Telefonaktiebolaget LM Ericsson sponsored ADR	665,500	13,310,000
		177,172,833
Computer Services & Software - 9.9%
Adobe Systems, Inc.	134,700	17,511,000
Amazon.com, Inc. (a)	10,200	370,388
America Online, Inc. (a)	266,600	14,063,150
Automatic Data Processing, Inc.	224,300	12,014,069
BEA Systems, Inc. (a)	75,100	3,712,756
BroadVision, Inc. (a)	111,400	5,660,513
Computer Sciences Corp. (a)	9,700	724,469
E.piphany, Inc.	13,000	1,393,438
First Data Corp.	61,700	3,061,863
i2 Technologies, Inc. (a)	25,800	2,690,053
InfoSpace.com, Inc. (a)	47,000	2,596,750
Microsoft Corp. (a)	242,100	19,368,000
Oracle Corp. (a)	456,600	38,382,939
Phone.com, Inc.	24,100	1,569,513
Redback Networks, Inc.	16,100	2,883,913
Siebel Systems, Inc. (a)	93,500	15,293,094
VeriSign, Inc. (a)	82,537	14,567,781
Yahoo!, Inc. (a)	23,000	2,849,125
		158,712,814
Computers & Office Equipment - 7.2%
Compaq Computer Corp.	285,500	7,298,094
Dell Computer Corp. (a)	217,200	10,710,675
EMC Corp. (a)	270,500	20,811,594
Hewlett-Packard Co.	76,600	9,565,425
International Business Machines Corp.	34,100	3,736,081
Network Appliance, Inc. (a)	154,700	12,453,350
SCI Systems, Inc. (a)	490,600	19,225,388
Sun Microsystems, Inc. (a)	345,200	31,391,625
		115,192,232
Electronic Instruments - 2.8%
Agilent Technologies, Inc.	86,915	6,409,981
Applied Materials, Inc. (a)	178,900	16,212,813
KLA-Tencor Corp. (a)	118,600	6,945,513
LAM Research Corp. (a)	404,000	15,150,000
		44,718,307
Electronics - 11.8%
Analog Devices, Inc. (a)	245,100	18,627,600
Broadcom Corp. Class A (a)	7,100	1,554,456
Flextronics International Ltd. (a)	119,171	8,185,558
Intel Corp.	316,500	42,312,094
JDS Uniphase Corp. (a)	116,200	13,929,475
Methode Electronics, Inc. Class A	4,300	166,088
Micron Technology, Inc. (a)	335,200	29,518,550
Molex, Inc. Class A	145,810	5,103,350
Motorola, Inc.	60,000	1,743,750
National Semiconductor Corp. (a)	228,600	12,973,050
Samsung Electronics Co. Ltd.	2,800	926,616
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Sanmina Corp. (a)	59,500	$ 5,087,250
SDL, Inc. (a)	13,700	3,907,069
Texas Instruments, Inc.	541,900	37,221,756
Xilinx, Inc. (a)	83,700	6,910,481
		188,167,143
TOTAL TECHNOLOGY		683,963,329
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
Southwest Airlines Co.	31,500	596,531
UTILITIES - 5.8%
Cellular - 4.5%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	34,100	6,063,406
Nextel Communications, Inc. Class A (a)	291,000	17,805,563
Nextel Partners, Inc. Class A	2,500	81,406
QUALCOMM, Inc. (a)	27,800	1,668,000
Sprint Corp. - PCS Group Series 1 (a)	316,800	18,849,600
Vodafone AirTouch PLC	122,991	509,643
Vodafone AirTouch PLC sponsored ADR	378,900	15,700,669
VoiceStream Wireless Corp. (a)	91,800	10,676,053
		71,354,340
Electric Utility - 0.3%
AES Corp. (a)	113,000	5,155,625
Telephone Services - 1.0%
Level 3 Communications, Inc. (a)	105,100	9,248,800
NEXTLINK Communications, Inc. Class A	132,800	5,038,100
U.S. WEST, Inc.	16,300	1,397,725
		15,684,625
TOTAL UTILITIES		92,194,590
TOTAL COMMON STOCKS (Cost $1,159,260,000)		1,494,768,886
Cash Equivalents - 6.9%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	1,235,200	$ 1,235,200
Taxable Central Cash Fund, 6.59% (b)	109,058,384	109,058,384
TOTAL CASH EQUIVALENTS (Cost $110,293,584)		110,293,584
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,269,553,584)	1,605,062,470
NET OTHER ASSETS - (0.5)%	(7,485,639)
NET ASSETS - 100%	$ 1,597,576,831
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,110,429,310 and $1,386,467,463, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $2,939,068 and $2,727,952, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,941 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,236,406. The fund received cash collateral of $1,235,200 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
Canada	2.1
United Kingdom	1.8
Finland	1.7
Others (individually less than 1%)	4.4
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,270,414,331. Net unrealized appreciation aggregated $334,648,139, of which $383,735,051 related to appreciated investment securities and $49,086,912 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportuntities Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,269,553,584) - See accompanying schedule		$ 1,605,062,470
Foreign currency held at value (cost $869,073)		869,422
Receivable for investments sold		18,787,103
Receivable for fund shares sold		2,992,234
Dividends receivable		563,371
Interest receivable		475,311
Other receivables		13,116
Total assets		1,628,763,027
Liabilities
Payable to custodian bank	$ 1,150,566
Payable for investments purchased	27,237,658
Payable for fund shares redeemed	663,655
Accrued management fee	760,615
Distribution fees payable	30,888
Other payables and accrued expenses	107,614
Collateral on securities loaned, at value	1,235,200
Total liabilities		31,186,196
Net Assets		$ 1,597,576,831
Net Assets consist of:
Paid in capital		$ 1,297,693,607
Undistributed net investment income		1,554,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,177,356)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,506,057
Net Assets		$ 1,597,576,831
Initial Class: Net Asset Value, offering price and redemption price per share ($1,222,937,712 ÷ 59,348,075 shares)		$20.61
Service Class: Net Asset Value, offering price and redemption price per share ($370,163,567 ÷ 17,987,163 shares)		$20.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,475,552 ÷ 217,616 shares)		$20.57

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 4,944,088
Interest		2,196,303
Security lending		43,224
Total income		7,183,615
Expenses
Management fee	$ 4,713,628
Transfer agent fees	531,307
Distribution fees	171,473
Accounting and security lending fees	182,021
Non-interested trustees' compensation	2,651
Custodian fees and expenses	44,138
Registration fees	956
Audit	17,449
Legal	7,156
Reports to shareholders	7,396
Miscellaneous	395
Total expenses before reductions	5,678,570
Expense reductions	(279,920)	5,398,650
Net investment income		1,784,965
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(31,567,618)
Foreign currency transactions	(17,618)
Futures contracts	(211,116)	(31,796,352)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(41,408,261)
Assets and liabilities in foreign currencies	105	(41,408,156)
Net gain (loss)		(73,204,508)
Net increase (decrease) in net assets resulting from operations		$ (71,419,543)
Other Information Expense reductions Directed brokerage arrangements		$ 276,910
Custodian credits		3,010
		$ 279,920

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999

Operations Net investment income	$ 1,784,965	$ 21,853,752
Net realized gain (loss)	(31,796,352)	109,839,194
Change in net unrealized appreciation (depreciation)	(41,408,156)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(71,419,543)	76,769,847
Distributions to shareholders From net investment income	(21,794,226)	(17,518,652)
From net realized gain	(111,302,559)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(84,271,368)	140,493,459
Total increase (decrease) in net assets	(288,787,696)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $1,554,523 and $21,419,780, respectively)	$ 1,597,576,831	$ 1,886,364,527

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,804,052	$ 162,982,845	14,140,894	$ 318,792,928
Reinvested	5,190,171	107,280,842	2,116,413	45,714,518
Redeemed	(20,232,012)	(422,309,444)	(18,293,067)	(412,962,598)
Net increase (decrease)	(7,237,789)	$ (152,045,757)	(2,035,760)	$ (48,455,152)
Service Class Sold	3,431,508	$ 71,121,191	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,498	217,292	4,691,331
Redeemed	(1,604,623)	(33,520,138)	(1,230,823)	(27,601,312)
Net increase (decrease)	3,076,691	$ 63,409,551	8,371,609	$ 188,948,611
Service Class 2 A Sold	234,557	$ 4,716,010	-	$ -
Reinvested	361	7,445	-	-
Redeemed	(17,302)	(358,617)	-	-
Net increase (decrease)	217,616	$ 4,364,838	-	$ -
Distributions From net investment income Initial Class		$ 17,669,786		$ 15,930,817
Service Class		4,123,251		1,587,835
Service Class 2 A		1,189		-
Total		$ 21,794,226		$ 17,518,652
From net realized gain Initial Class		$ 89,611,056		$ 29,783,702
Service Class		21,685,247		3,103,496
Service Class 2 A		6,256		-
Total		$ 111,302,559		$ 32,887,198
		$ 133,096,785		$ 50,405,850

G Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income	.02 D	.27 D	.26 D	.29 D	.26	.11
Net realized and unrealized gain (loss)	(.86)	.66	4.29	4.18	2.12	3.14
Total from investment operations	(.84)	.93	4.55	4.47	2.38	3.25
Less Distributions
From net investment income	(.28)	(.23)	(.21)	(.25)	-	(.11)
From net realized gain	(1.42)	(.43)	(.73)	(.35)	(.05)	(.07)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)	(.18)
Net asset value, end of period	$ 20.61	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Total Return B, C	(3.65)%	4.27%	24.61%	29.95%	18.27%	32.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,222,938	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085	$ 164,303
Ratio of expenses to average net assets	.67% A	.69%	.71%	.74%	.77%	.85% G
Ratio of expenses to average net assets after expense reductions	.64% A, H	.68% H	.70% H	.73% H	.76% H	.83% H
Ratio of net investment income to average net assets	.24% A	1.20%	1.27%	1.68%	2.29%	2.49%
Portfolio turnover	138% A	42%	29%	26%	28%	38%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.01	.25	.23	.04
Net realized and unrealized gain (loss)	(.86)	.66	4.30	.73
Total from investment operations	(.85)	.91	4.53	.77
Less Distributions
From net investment income	(.27)	(.22)	(.21)	-
From net realized gain	(1.42)	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 20.58	$ 23.12	$ 22.86	$ 19.27
Total ReturnB, C	(3.70)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 370,164	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.77% A	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.74% A, H	.78% H	.79% H	.83% A, H
Ratio of net investment income to average net assets	.14% A	1.09%	1.16%	1.72% A
Portfolio turnover	138% A	42%	29%	26%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 3, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income (loss) D	(.00)
Net realized and unrealized gain (loss)	(.44)
Total from investment operations	(.44)
Less Distributions
From net investment income	(.27)
From net realized gain	(1.42)
Total distributions	(1.69)
Net asset value, end of period	$ 20.57
Total Return B, C	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,476
Ratio of expenses to average net assets	.96% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.05)% A
Portfolio turnover	138% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Opportunities Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Central Cash Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 170,539
Service Class 2	934
$ 171,473

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 417,276
Service Class	113,605
Service Class 2	426
$ 531,307

Growth Opportunities Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 15% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 66% of the total outstanding shares of the fund.

Growth Opportunities Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned. C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,377,496,384.11	94.671
Against	12,255,144.99	0.842
Abstain	65,286,057.94	4.487
TOTAL	1,455,037,587.04	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 6

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,340,780,422.20	92.147
Against	27,115,319.81	1.864
Abstain	87,141,845.03	5.989
TOTAL	1,455,037,587.04	100.000

PROPOSAL 8

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,739,032.83	91.526
Against	27,683,762.48	1.903
Abstain	95,614,791.73	6.571
TOTAL	1,455,037,587.04	100.000

* Denotes trust-wide proposals and voting results.

PROPOSAL 10

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,323,899,985.14	90.987
Against	34,015,265.88	2.338
Abstain	97,122,336.02	6.675
TOTAL	1,455,037,587.04	100.000

PROPOSAL 13

Diversification - To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,328,921,810.70	91.332
Against	33,755,864.67	2.320
Abstain	92,359,911.67	6.348
TOTAL	1,455,037,587.04	100.000

PROPOSAL 14

Underwriting - To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,436,859.78	91.505
Against	31,609,505.60	2.173
Abstain	91,991,221.66	6.322
TOTAL	1,455,037,587.04	100.000

PROPOSAL 15

Concentration - To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,327,032,945.65	91.203
Against	34,495,489.11	2.370
Abstain	93,509,152.28	6.427
TOTAL	1,455,037,587.04	100.000

Growth Opportunities Portfolio

Semiannual Report

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Bettina Doulton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPGRO-SANN-0800 108588
1.705699.102

(2_fidelity_logos)

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	18	Notes to the financial statements.
Proxy Voting Results	21

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

>Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Initial Class	61.46%	53.21%
S&P MidCap 400	16.98%	20.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $19,020 - a 90.20% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,185 - a 31.85% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Nextel Communications, Inc. Class A	2.6
Kopin Corp.	1.7
Calpine Corp.	1.5
Freddie Mac	1.3
Brocade Communications Systems, Inc.	1.0
8.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	31.7
Health	13.5
Energy	10.8
Utilities	8.8
Finance	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 92.0%
Short-Term Investments and Net Other Assets 8.0%

* Foreign investments 4.7%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class	61.43%	53.10%
S&P MidCap 400	16.98%	20.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class - on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $19,000 - a 90.00% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,185 - a 31.85% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Nextel Communications, Inc. Class A	2.6
Kopin Corp.	1.7
Calpine Corp.	1.5
Freddie Mac	1.3
Brocade Communications Systems, Inc.	1.0
8.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	31.7
Health	13.5
Energy	10.8
Utilities	8.8
Finance	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 92.0%
Short-Term Investments and Net Other Assets 8.0%

* Foreign investments 4.7%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class 2	61.26%	52.99%
S&P MidCap 400	16.98%	20.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2 - on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,980 - an 89.80% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,185 - a 31.85% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Nextel Communications, Inc. Class A	2.6
Kopin Corp.	1.7
Calpine Corp.	1.5
Freddie Mac	1.3
Brocade Communications Systems, Inc.	1.0
8.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	31.7
Health	13.5
Energy	10.8
Utilities	8.8
Finance	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 92.0%
Short-Term Investments and Net Other Assets 8.0%

* Foreign investments 4.7%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially exceeding the performance of its benchmark, the Standard & Poor's MidCap 400 Index, which had a total return of 8.97% for the six-month period ending June 30, 2000 and a 16.98% return for the 12-month period.

Q. What factors affected performance?

A. We started the period by continuing a very good run in technology and biotechnology into March. The technology run was driven by excitement about the Internet, with continued bullishness for Internet infrastructure stocks. Enthusiasm for biotechnology stocks was strong due to breakthroughs in genomics, or gene-mapping. In early March, however, things seemed to fall apart for both sectors. The catalyst for biotechnology's decline was a government announcement raising questions about whether patents would be issued for genes. That started a cascade that began in March and lasted until early June. Valuations were so high that anything that possibly could threaten stock values eventually did. In early June, however, stocks in these two sectors started coming back.

Q. What were your principal strategies during this period of volatility?

A. We had a very strong weighting in technology early in the period, exceeding 45% of net assets in late February. This helped the fund greatly in the rally. We did get hit in the correction that began in March, but we practiced prudent risk management, selling some stocks with extremely high valuations, and taking some money off the table. I also reduced our holdings in some Internet stocks when I started to see cracks in Internet usage and a reduction in advertising on the Web. I remained bullish on telecommunications service providers, such as Nextel, as I was still optimistic about the growth potential for wireless communications in the United States. By the end of the period, the technology weighting declined to 31.7% of net assets. Part of this reduction was a result of stock prices losing value and part of it was a result of my decisions to reduce the size of holdings. Throughout the period, I avoided traditional defensive areas such as cyclicals, natural resources and utilities other than telecommunications companies. As a risk-management tactic, I was more comfortable increasing my cash position than investing in these industries. The fund did underperform the S&P MidCap 400 Index from early March through early June, but I thought that was an acceptable price to pay for the very good performance early in the period. Overall, we were well ahead of mid-cap stock indexes for the six-month period.

Q. What were some of the investments that helped performance?

A. Nextel Communications, the fund's largest position at the end of the period, was a big contributor. Kopin, which makes wafers for the amplifiers of wireless handsets, also helped performance. Kopin and Research in Motion, which manufactures two-way pagers with access to the Internet, both benefited from increased wireless usage. Another strong contributor was Veritas Software, whose data protection products were in demand as data storage related to the Internet grew.

Q. What were some of the disappointments?

A. DoubleClick had performed well earlier, but its stock fell as advertising on the Internet declined. DoubleClick is the largest provider of advertising on the Internet. Most of the other detractors from performance, relative to the S&P Mid Cap 400 Index, were companies such as QLogic Corp., which had good performance but which I underweighted. QLogic produces components for fiber-optic communications systems.

Q. What is your outlook for the mid-cap stock market?

A. The rapid growth of wireless communications and increased Internet usage are major long-term trends. However, the stocks that benefited from this growth during the period reached very high valuations and then suffered sharp corrections in March through early June. Investors are wondering what will happen next. I believe that technology will continue to be a driving force for global change, and I think that the growth potential of wireless communications remains very strong in the United States.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of June 30, 2000, more than $296 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 1.2%
Avery Dennison Corp.	17,400	$ 1,167,975
Dow Chemical Co.	8,300	250,556
Ivex Packaging Corp. (a)	14,900	165,763
Lyondell Chemical Co.	41,800	700,150
M.A. Hanna Co.	47,300	425,700
Sealed Air Corp. (a)	9,800	513,275
Union Carbide Corp.	4,700	232,650
		3,456,069
Packaging & Containers - 0.0%
Bemis Co., Inc.	4,800	161,400
Paper & Forest Products - 0.1%
Trex Co., Inc. (a)	6,000	300,000
TOTAL BASIC INDUSTRIES		3,917,469
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
Applied Films Corp. (a)	9,600	351,600
Engineering - 0.3%
Bouygues SA	600	400,659
Quanta Services, Inc. (a)	9,900	544,500
		945,159
TOTAL CONSTRUCTION & REAL ESTATE		1,296,759
DURABLES - 1.6%
Autos, Tires, & Accessories - 0.5%
SPX Corp.	11,090	1,341,197
Consumer Electronics - 0.7%
Black & Decker Corp.	3,700	145,456
General Motors Corp. Class H (a)	22,100	1,939,275
		2,084,731
Home Furnishings - 0.0%
Leggett & Platt, Inc.	6,700	110,550
Textiles & Apparel - 0.4%
Jones Apparel Group, Inc. (a)	11,300	265,550
Liz Claiborne, Inc.	18,670	658,118
Timberland Co. Class A (a)	5,200	368,225
		1,291,893
TOTAL DURABLES		4,828,371
ENERGY - 10.8%
Energy Services - 6.4%
BJ Services Co. (a)	28,980	1,811,250
Cal Dive International, Inc. (a)	9,700	525,619
Coflexip SA sponsored ADR	2,300	139,150
Diamond Offshore Drilling, Inc.	15,300	537,413
ENSCO International, Inc.	46,110	1,651,314
Global Marine, Inc.	73,500	2,071,781

	Shares	Value (Note 1)
Grey Wolf, Inc. (a)	162,000	$ 810,000
Halliburton Co.	24,700	1,165,531
Hanover Compressor Co. (a)	23,700	900,600
Helmerich & Payne, Inc.	20,100	751,238
Nabors Industries, Inc. (a)	40,080	1,665,825
Noble Drilling Corp.	43,590	1,795,363
Pride International, Inc. (a)	9,000	222,750
R&B Falcon Corp. (a)	30,800	725,725
Rowan Companies, Inc. (a)	4,300	130,613
Smith International, Inc. (a)	10,400	757,250
Tidewater, Inc.	25,950	934,200
Transocean Sedco Forex, Inc.	14,260	762,019
Varco International, Inc. (a)	30,548	710,229
Weatherford International, Inc.	25,930	1,032,338
		19,100,208
Oil & Gas - 4.4%
Anadarko Petroleum Corp.	18,100	892,556
Apache Corp.	37,450	2,202,528
Burlington Resources, Inc.	14,700	562,275
Cooper Cameron Corp. (a)	12,560	828,960
Devon Energy Corp.	19,700	1,106,894
EOG Resources, Inc.	9,140	306,190
Grant Prideco, Inc. (a)	8,730	218,250
Kerr-McGee Corp.	2,770	163,257
Murphy Oil Corp.	2,000	118,875
Noble Affiliates, Inc.	14,470	539,008
Ocean Energy, Inc. (a)	39,290	557,427
Santa Fe Snyder Corp. (a)	144,670	1,645,621
Tosco Corp.	23,530	666,193
USX - Marathon Group	7,590	190,224
Valero Energy Corp.	18,700	593,725
Vastar Resources, Inc.	21,640	1,777,185
Veritas DGC, Inc. (a)	22,600	587,600
		12,956,768
TOTAL ENERGY		32,056,976
FINANCE - 6.5%
Banks - 0.9%
Bank of New York Co., Inc.	15,300	711,450
Bank One Corp.	39,200	1,041,250
PNC Financial Services Group, Inc.	16,600	778,125
		2,530,825
Credit & Other Finance - 0.5%
Concord EFS, Inc. (a)	16,500	429,000
Household International, Inc.	14,000	581,875
Providian Financial Corp.	6,700	603,000
		1,613,875
Federal Sponsored Credit - 1.3%
Freddie Mac	92,410	3,742,605
Insurance - 3.7%
Ace Ltd.	23,200	649,600
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AFLAC, Inc.	8,950	$ 411,141
Allmerica Financial Corp.	12,720	666,210
AMBAC Financial Group, Inc.	24,640	1,350,580
American General Corp.	4,590	279,990
Brown & Brown, Inc.	500	26,000
CIGNA Corp.	25,650	2,398,275
First Health Group Corp. (a)	14,300	469,219
Hartford Financial Services Group, Inc.	6,270	350,728
Jefferson-Pilot Corp.	3,600	203,175
MBIA, Inc.	5,310	255,876
MetLife, Inc.	60,000	1,263,750
Protective Life Corp.	22,780	606,518
Reliastar Financial Corp.	23,939	1,255,301
The Chubb Corp.	4,360	268,140
XL Capital Ltd. Class A	10,400	562,900
		11,017,403
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	3,000	283,688
TOTAL FINANCE		19,188,396
HEALTH - 13.5%
Drugs & Pharmaceuticals - 10.4%
Abgenix, Inc. (a)	6,100	731,142
Alkermes, Inc. (a)	4,100	193,213
Allergan, Inc.	10,100	752,450
ALZA Corp. (a)	12,200	721,325
Aviron (a)	28,880	891,670
Bristol-Myers Squibb Co.	10,800	629,100
Celgene Corp. (a)	23,550	1,386,506
Cephalon, Inc. (a)	31,540	1,888,458
Chiron Corp. (a)	12,830	609,425
COR Therapeutics, Inc. (a)	28,420	2,424,581
Corixa Corp. (a)	9,500	407,906
CV Therapeutics, Inc. (a)	7,605	527,122
Elan Corp. PLC sponsored ADR (a)	20,200	978,438
Eli Lilly & Co.	7,500	749,063
Forest Laboratories, Inc. (a)	6,370	643,370
Gene Logic, Inc. (a)	10,480	374,005
Genentech, Inc.	3,170	545,240
Gilead Sciences, Inc. (a)	7,010	498,586
Human Genome Sciences, Inc. (a)	620	82,693
ImClone Systems, Inc. (a)	16,400	1,253,575
IVAX Corp. (a)	6,500	269,750
Millennium Pharmaceuticals, Inc. (a)	13,762	1,539,624
Myriad Genetics, Inc. (a)	9,000	1,332,703
Noven Pharmaceuticals, Inc. (a)	1,100	33,069
PE Corp. - Celera Genomics Group (a)	9,300	869,550
Protein Design Labs, Inc. (a)	8,210	1,354,265
QLT, Inc. (a)	21,260	1,651,402
Schering-Plough Corp.	9,700	489,850

	Shares	Value (Note 1)
Sepracor, Inc. (a)	12,560	$ 1,515,050
Teva Pharmaceutical Industries Ltd. ADR	28,200	1,563,338
Titan Pharmaceuticals, Inc. (a)	15,100	649,300
United Therapeutics Corp.	26,100	2,828,588
Vertex Pharmaceuticals, Inc. (a)	5,300	558,488
		30,942,845
Medical Equipment & Supplies - 0.8%
Millipore Corp.	8,700	655,763
MiniMed, Inc. (a)	3,900	460,200
Novoste Corp. (a)	10,300	628,300
Stryker Corp.	10,800	472,500
Sybron International, Inc. (a)	8,730	172,963
		2,389,726
Medical Facilities Management - 2.3%
Express Scripts, Inc. Class A (a)	10,800	670,950
Laboratory Corp. of America Holdings	5,700	439,613
Quest Diagnostics, Inc. (a)	24,500	1,831,375
Trigon Healthcare, Inc. (a)	43,170	2,225,953
UnitedHealth Group, Inc.	14,600	1,251,950
Wellpoint Health Networks, Inc. (a)	4,800	347,700
		6,767,541
TOTAL HEALTH		40,100,112
INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
Electrical Equipment - 2.2%
Adaptive Broadband Corp. (a)	21,140	776,895
Adtran, Inc. (a)	16,300	975,963
American Power Conversion Corp. (a)	7,300	297,931
ANTEC Corp. (a)	11,200	465,500
California Amplifier, Inc. (a)	320	14,640
Harris Corp.	5,600	183,400
Pace Micro Technology PLC	88,944	1,284,515
Powerwave Technologies, Inc. (a)	6,700	294,800
Scientific-Atlanta, Inc.	16,840	1,254,580
Vyyo, Inc.	32,600	880,200
		6,428,424
Industrial Machinery & Equipment - 0.6%
Asyst Technologies, Inc. (a)	21,900	750,075
Ingersoll-Rand Co.	10,100	406,525
Varian Semiconductor Equipment Associates, Inc. (a)	9,400	590,438
		1,747,038
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,175,462
MEDIA & LEISURE - 3.1%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	23,020	762,178
Pegasus Communications Corp. (a)	53,240	2,612,088
Radio One, Inc.:
Class A	6,070	179,444
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc.: - continued
Class D (non-vtg.) (a)	15,140	$ 334,026
TiVo, Inc.	29,200	1,022,000
UnitedGlobalCom, Inc. Class A (a)	5,090	237,958
Univision Communications, Inc. Class A (a)	8,580	888,030
USA Networks, Inc. (a)	43,300	936,363
		6,972,087
Entertainment - 0.7%
Mandalay Resort Group (a)	18,100	362,000
MGM Grand, Inc.	41,900	1,346,038
Park Place Entertainment Corp. (a)	5,400	65,813
Premier Parks, Inc. (a)	10,400	236,600
		2,010,451
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	860	34,185
Restaurants - 0.0%
Jack in the Box, Inc. (a)	2,880	70,920
TOTAL MEDIA & LEISURE		9,087,643
NONDURABLES - 1.7%
Agriculture - 0.1%
Nutreco Holding NV	11,573	441,603
Foods - 1.2%
Bestfoods	4,200	290,850
Keebler Foods Co.	22,840	847,935
Nabisco Group Holdings Corp.	45,910	1,190,791
Nabisco Holdings Corp. Class A	10,800	567,000
Quaker Oats Co.	7,200	540,900
		3,437,476
Household Products - 0.4%
Avon Products, Inc.	24,610	1,095,145
TOTAL NONDURABLES		4,974,224
PRECIOUS METALS - 0.4%
Agnico-Eagle Mines Ltd.	8,930	56,095
Newmont Mining Corp.	900	19,463
Stillwater Mining Co. (a)	37,520	1,045,870
		1,121,428
RETAIL & WHOLESALE - 1.1%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. (a)	21,800	722,125
General Merchandise Stores - 0.3%
Consolidated Stores Corp. (a)	1,900	22,800

	Shares	Value (Note 1)
Costco Wholesale Corp. (a)	13,400	$ 442,200
Dollar Tree Stores, Inc. (a)	7,650	302,653
		767,653
Grocery Stores - 0.3%
Safeway, Inc. (a)	17,100	771,638
Retail & Wholesale, Miscellaneous - 0.3%
Best Buy Co., Inc. (a)	13,000	822,250
Circuit City Stores, Inc. - Circuit City Group	4,600	152,663
Ventro Corp.	3,500	66,063
		1,040,976
TOTAL RETAIL & WHOLESALE		3,302,392
SERVICES - 2.5%
Advertising - 0.9%
ADVO, Inc. (a)	20,600	865,200
DoubleClick, Inc. (a)	8,180	311,863
TMP Worldwide, Inc. (a)	19,500	1,439,344
		2,616,407
Printing - 0.0%
Valassis Communications, Inc. (a)	1,360	51,850
Services - 1.6%
ACNielsen Corp. (a)	23,100	508,200
Cintas Corp.	29,390	1,078,246
Convergys Corp. (a)	9,000	466,875
Ecolab, Inc.	28,939	1,130,430
Profit Recovery Group International, Inc. (a)	21,600	359,100
Robert Half International, Inc. (a)	24,640	702,240
True North Communications	11,400	501,600
		4,746,691
TOTAL SERVICES		7,414,948
TECHNOLOGY - 31.7%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	8,300	696,163
Advanced Fibre Communications, Inc. (a)	2,430	110,109
Andrew Corp. (a)	17,000	570,563
Ciena Corp. (a)	4,790	798,433
Comverse Technology, Inc. (a)	14,850	1,381,050
Corning, Inc.	5,903	1,593,072
Ditech Communications Corp.	900	85,106
Efficient Networks, Inc.	9,800	720,913
Jabil Circuit, Inc. (a)	29,740	1,475,848
Metricom, Inc. (a)	10,230	285,161
Natural MicroSystems Corp. (a)	22,050	2,479,247
Tekelec (a)	7,800	375,863
Terayon Communication Systems, Inc. (a)	1,200	77,081
Turnstone Systems, Inc.	3,200	530,150
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Tut Systems, Inc. (a)	2,600	$ 149,175
Westell Technologies, Inc. Class A (a)	8,800	132,000
		11,459,934
Computer Services & Software - 8.4%
Active Software, Inc.	13,500	1,048,781
Adobe Systems, Inc.	10,630	1,381,900
Affiliated Computer Services, Inc. Class A (a)	3,220	106,461
Affymetrix, Inc. (a)	4,300	710,038
Amazon.com, Inc. (a)	24,500	889,656
Amdocs Ltd. (a)	7,947	609,932
Ariba, Inc.	5,000	490,234
Autodesk, Inc.	11,800	409,313
BEA Systems, Inc. (a)	24,520	1,212,208
BroadVision, Inc. (a)	2,300	116,869
Business Objects SA sponsored ADR (a)	4,400	387,750
CACI International, Inc. Class A (a)	12,200	237,900
Cadence Design Systems, Inc. (a)	19,620	399,758
Check Point Software Technologies Ltd. (a)	3,200	677,600
Clarent Corp.	2,500	178,750
CNET Networks, Inc. (a)	23,700	582,131
Covad Communications Group, Inc. (a)	25,200	406,350
Digital Insight Corp.	4,900	166,600
Electronic Arts, Inc. (a)	3,010	219,542
Foundry Networks, Inc.	4,600	506,000
Interact Commerce Corp. (a)	7,080	83,632
Internap Network Services Corp.	3,300	137,002
Intuit, Inc. (a)	7,830	323,966
Keynote Systems, Inc.	6,300	444,544
Macromedia, Inc. (a)	900	87,019
Manugistics Group, Inc. (a)	1,500	70,125
Marketwatch.com, Inc. (a)	200	3,763
Mercury Interactive Corp. (a)	2,700	261,225
Metasolv Software, Inc.	11,330	498,520
National Computer Systems, Inc.	7,200	354,600
New Era of Networks, Inc. (a)	2,370	100,725
Opus360 Corp.	20	74
Orbotech Ltd.	8,400	780,150
Pharmacopeia, Inc. (a)	3,400	157,675
Phone.com, Inc.	4,900	319,113
Polycom, Inc. (a)	13,400	1,260,856
Priceline.com, Inc. (a)	24,500	930,617
Puma Technology, Inc. (a)	4,160	111,540
Rational Software Corp. (a)	14,300	1,329,006
Redback Networks, Inc.	6,320	1,132,070
Software.com, Inc.	2,100	272,738
VERITAS Software Corp. (a)	24,605	2,780,749
Vignette Corp. (a)	10,080	524,318

	Shares	Value (Note 1)
Vitria Technology, Inc.	6,800	$ 415,650
webMethods, Inc.	12,000	1,886,250
		25,003,700
Computers & Office Equipment - 4.7%
Alteon Websystems, Inc.	5,700	570,356
Apple Computer, Inc. (a)	80	4,190
Brocade Communications Systems, Inc. (a)	16,860	3,093,547
CDW Computer Centers, Inc. (a)	30,800	1,925,000
Comdisco, Inc.	5,400	120,488
Copper Mountain Networks, Inc.	3,300	290,813
Juniper Networks, Inc.	15,060	2,192,171
MMC Networks, Inc. (a)	21,600	1,154,250
MRV Communications, Inc. (a)	6,100	410,225
Network Appliance, Inc. (a)	24,080	1,938,440
ScanSource, Inc. (a)	7,130	277,179
SCI Systems, Inc. (a)	7,100	278,231
Symbol Technologies, Inc.	9,645	520,830
Tech Data Corp. (a)	25,500	1,110,844
		13,886,564
Electronic Instruments - 4.1%
Aclara Biosciences, Inc.	6,200	315,813
Agilent Technologies, Inc.	10,350	763,313
Aurora Biosciences Corp. (a)	17,100	1,166,006
FEI Co. (a)	29,700	905,850
KLA-Tencor Corp. (a)	4,820	282,271
Kulicke & Soffa Industries, Inc. (a)	12,100	718,438
Novellus Systems, Inc. (a)	14,950	845,609
PE Corp. - Biosystems Group	7,910	521,071
PerkinElmer, Inc.	36,950	2,443,319
Photon Dynamics, Inc. (a)	18,700	1,396,656
Tektronix, Inc.	13,200	976,800
Waters Corp. (a)	14,910	1,860,954
		12,196,100
Electronics - 10.6%
Altera Corp. (a)	28,450	2,900,122
Analog Devices, Inc. (a)	7,440	565,440
Atmel Corp. (a)	11,300	416,688
Celestica, Inc. (sub. vtg.) (a)	7,720	375,962
Chartered Semiconductor Manufacturing Ltd. ADR	3,540	318,600
Cypress Semiconductor Corp. (a)	20,640	872,040
Digital Microwave Corp. (a)	8,300	316,438
E Tek Dynamics, Inc. (a)	3,130	825,733
GlobeSpan, Inc.	12,400	1,513,769
Infineon Technologies AG	5,200	408,550
KEMET Corp. (a)	8,160	204,510
Kopin Corp. (a)	72,470	5,018,548
Lattice Semiconductor Corp. (a)	8,100	559,913
Linear Technology Corp.	20	1,279
LSI Logic Corp. (a)	2,900	156,963
Merix Corp. (a)	9,500	446,500
Microchip Technology, Inc. (a)	14,900	868,158
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Micron Technology, Inc. (a)	17,140	$ 1,509,391
National Semiconductor Corp. (a)	33,430	1,897,153
NVIDIA Corp. (a)	12,600	800,888
Plexus Corp. (a)	5,000	565,000
PMC-Sierra, Inc. (a)	3,870	687,651
Power-One, Inc. (a)	10,700	1,219,131
QLogic Corp. (a)	7,132	471,158
Rambus, Inc. (a)	14,100	1,452,300
S3, Inc.	34,100	502,975
Sanmina Corp. (a)	33,600	2,872,800
SDL, Inc. (a)	4,400	1,254,825
Three-Five Systems, Inc. (a)	2,704	159,536
TriQuint Semiconductor, Inc.	8,600	822,913
Vishay Intertechnology, Inc. (a)	18,220	691,221
Vitesse Semiconductor Corp. (a)	5,990	440,639
Xilinx, Inc. (a)	3,100	255,944
		31,372,738
TOTAL TECHNOLOGY		93,919,036
TRANSPORTATION - 1.1%
Air Transportation - 0.2%
Continental Airlines, Inc. Class B (a)	4,900	230,300
Northwest Airlines Corp. Class A (a)	9,700	295,244
Southwest Airlines Co.	13,350	252,816
		778,360
Railroads - 0.0%
Wabtec Corp.	296	3,071
Shipping - 0.5%
Teekay Shipping Corp.	45,000	1,479,375
Trucking & Freight - 0.4%
Forward Air Corp. (a)	11,985	479,400
Landstar System, Inc. (a)	10,100	601,581
		1,080,981
TOTAL TRANSPORTATION		3,341,787
UTILITIES - 8.8%
Cellular - 4.2%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	3,400	604,563
Clearnet Communications, Inc. Class A (non-vtg.) (a)	24,450	677,102
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	26,430	955,979
Millicom International Cellular SA (a)	1,430	50,050
Nextel Communications, Inc. Class A (a)	123,420	7,551,737
Nextel Partners, Inc. Class A	6,300	205,144

	Shares	Value (Note 1)
Sprint Corp. - PCS Group Series 1 (a)	37,110	$ 2,208,045
VoiceStream Wireless Corp. (a)	2,790	324,468
		12,577,088
Electric Utility - 2.8%
AES Corp. (a)	30,960	1,412,550
Calpine Corp. (a)	68,000	4,471,000
Constellation Energy Corp.	8,100	263,756
IPALCO Enterprises, Inc.	15,680	315,560
Montana Power Co.	13,100	462,594
NiSource, Inc.	39,900	743,138
Northern States Power Co.	16,000	323,000
NRG Energy, Inc.	4,500	82,125
PECO Energy Co.	6,000	241,875
		8,315,598
Gas - 1.3%
Columbia Energy Group	60	3,938
Dynegy, Inc. Class A	28,470	1,944,857
Enron Corp.	8,150	525,675
Kinder Morgan, Inc.	36,580	1,264,296
		3,738,766
Telephone Services - 0.5%
Allegiance Telecom, Inc. (a)	2,200	140,800
CenturyTel, Inc.	31,400	902,750
ITXC Corp.	14,210	503,123
		1,546,673
TOTAL UTILITIES		26,178,125
TOTAL COMMON STOCKS (Cost $230,321,148)		258,903,128
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.59% to 6.03% 7/13/00 to 8/17/00 (c) (Cost $919,351)	-	$ 925,000	919,853
Cash Equivalents - 18.5%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00	$ 18,919,371	$ 18,909,000
	Shares
Central Cash Collateral Fund, 6.71% (b)	6,731,354	6,731,354
Taxable Central Cash Fund, 6.59% (b)	29,086,263	29,086,263
TOTAL CASH EQUIVALENTS (Cost $54,726,617)	54,726,617
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $285,967,116)	314,549,598
NET OTHER ASSETS - (6.1)%	(18,181,476)
NET ASSETS - 100%	$ 296,368,122
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 400 Midcap Index Contracts	Sept. 2000	$ 13,916,550	$ (412,213)
The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $919,853.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $338,873,605 and $125,891,376, respectively.
The market value of futures contracts opened and closed during the period amounted to $20,604,492 and $6,614,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,684 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,633,405. The fund received cash collateral of $6,731,354 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $289,737,660. Net unrealized appreciation aggregated $24,811,938, of which $35,724,103 related to appreciated investment securities and $10,912,165 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $18,909,000) (cost $285,967,116) - See accompanying schedule		$ 314,549,598
Cash		323,420
Receivable for investments sold		13,596,246
Receivable for fund shares sold		3,012,314
Dividends receivable		66,918
Interest receivable		128,429
Other receivables		10,808
Total assets		331,687,733
Liabilities
Payable for investments purchased	$ 27,374,504
Payable for fund shares redeemed	834,902
Accrued management fee	115,770
Distribution fees payable	12,793
Payable for daily variation on futures contracts	208,051
Other payables and accrued expenses	42,237
Collateral on securities loaned, at value	6,731,354
Total liabilities		35,319,611
Net Assets		$ 296,368,122
Net Assets consist of:
Paid in capital		$ 271,976,722
Undistributed net investment income		97,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,876,611)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,170,166
Net Assets		$ 296,368,122
Initial Class: Net Asset Value, offering price and redemption price per share ($149,443,660 ÷ 7,938,617 shares)		$18.82
Service Class: Net Asset Value, offering price and redemption price per share ($129,033,252 ÷ 6,865,262 shares)		$18.80
Service Class 2: Net Asset Value, offering price and redemption price per share ($17,891,210 ÷ 952,751 shares)		$18.78

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 177,301
Interest		380,016
Security lending		16,068
Total income		573,385
Expenses
Management fee	$ 306,603
Transfer agent fees	43,421
Distribution fees	44,790
Accounting and security lending fees	32,445
Non-interested trustees' compensation	111
Custodian fees and expenses	58,064
Audit	8,158
Legal	586
Reports to Shareholders	236
Miscellaneous	69
Total expenses before reductions	494,483
Expense reductions	(19,437)	475,046
Net investment income		98,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,838,305)
Foreign currency transactions	1,931
Futures contracts	126,879	(3,709,495)
Change in net unrealized appreciation (depreciation) on:
Investment securities	24,218,897
Assets and liabilities in foreign currencies	(23)
Futures contracts	(424,407)	23,794,467
Net gain (loss)		20,084,972
Net increase (decrease) in net assets resulting from operations		$ 20,183,311
Other Information Expense reductions Directed brokerage arrangements		$ 19,080
Custodian credits		357
		$ 19,437

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ 98,339	$ (3,279)
Net realized gain (loss)	(3,709,495)	139,917
Change in net unrealized appreciation (depreciation)	23,794,467	4,343,490
Net increase (decrease) in net assets resulting from operations	20,183,311	4,480,128
Distributions to shareholders From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(131,105)	(172,440)
Share transactions - net increase (decrease)	248,664,126	22,312,614
Total increase (decrease) in net assets	268,716,332	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period (including undistributed net investment income of $97,845 and $0, respectively)	$ 296,368,122	$ 27,651,790

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,954,588	$ 141,197,057	67,742	$ 873,931
Reinvested	507	8,466	755	10,914
Redeemed	(130,836)	(2,260,660)	(4,140)	(54,766)
Net increase (decrease)	7,824,259	$ 138,944,863	64,357	$ 830,079
Service Class Sold	5,632,594	$ 100,266,360	1,749,215	$ 22,631,585
Reinvested	7,312	121,968	11,186	161,526
Redeemed	(474,562)	(8,379,137)	(110,484)	(1,310,576)
Net increase (decrease)	5,165,344	$ 92,009,191	1,649,917	$ 21,482,535
Service Class 2 A Sold	1,052,073	$ 19,316,295	-	$ -
Reinvested	40	671	-	-
Redeemed	(99,362)	(1,606,894)	-	-
Net increase (decrease)	952,751	$ 17,710,072	-	$ -
Distributions
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 131,105		$ 172,440

G Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 E
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.00	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.62	5.05	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.82	$ 15.25	$ 10.31
Total Return B, C	23.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,444	$ 1,744	$ 516
Ratio of expenses to average net assets	.84% A	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.80% A, H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	.25% A	.01%	(.27)% A
Portfolio turnover	239% A	163%	125% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 F
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.01)	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.61	5.04	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.80	$ 15.24	$ 10.31
Total Return B, C	23.73%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 129,033	$ 25,908	$ 516
Ratio of expenses to average net assets	.92% A	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.88% A, H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.17% A	(.09)%	(.35)% A
Portfolio turnover	239% A	163%	125% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31, 1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	4.01
Total from investment operations	4.01
Less Distributions
In excess of net realized gain	(.05)
Net asset value, end of period	$ 18.78
Total Return B, C	27.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,891
Ratio of expenses to average net assets	1.07% A
Ratio of expenses to average net assets after expense reductions	1.04% A, F
Ratio of net investment income to average net assets	.02% A
Portfolio turnover	239% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, net operating losses, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Central Cash Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .56% of average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 36,074
Service Class 2	8,716
$ 44,790

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .08% of average net assets.

Mid Cap Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 13,418
Service Class	27,121
Service Class 2	2,882
$ 43,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 44% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 28% of the total outstanding shares of the fund.

Mid Cap Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	152,524,752.89	95.370
Against	1,456,201.90	0.911
Abstain	5,947,746.88	3.719
TOTAL	159,928,701.67	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	149,727,278.77	93.621
Against	2,405,860.33	1.505
Abstain	7,795,562.57	4.874
TOTAL	159,928,701.67	100.000

PROPOSAL 5

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,993,847.24	92.537
Against	3,567,046.24	2.231
Abstain	8,367,808.19	5.232
TOTAL	159,928,701.67	100.000

PROPOSAL 6

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,959,308.60	92.516
Against	3,629,590.53	2.269
Abstain	8,339,802.54	5.215
TOTAL	159,928,701.67	100.000

* Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

David Felman, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-SANN-0800 108582
1.723369.101

(2_fidelity_logos)

Fidelity® Variable Insurance Products
Initial Class

Overseas Portfolio

Mid Cap Portfolio

Growth Portfolio

Contrafund® Portfolio

Growth Opportunities Portfolio

Index 500 Portfolio

Growth & Income Portfolio

Equity-Income Portfolio

Balanced Portfolio

Asset Manager: Growth® Portfolio

Asset Manager SM Portfolio

High Income Portfolio

Investment Grade Bond Portfolio

Money Market Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	4	A review of what happened in world markets during the past six months.
Overseas Portfolio	5 6 7 10	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Mid Cap Portfolio	14 15 16 22 26	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements Proxy Voting Results
Growth Portfolio	28 29 30 35	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Contrafund Portfolio	39 40 41 49	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Growth Opportunities Portfolio	53 54 55 58 62	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements Proxy Voting Results
Index 500 Portfolio	64 65 66 74	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Growth & Income Portfolio	77 78 79 82 86	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements Proxy Voting Results
Equity-Income Portfolio	88 89 90 97	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Balanced Portfolio	101 102 103 114 118	Performance and Investment Summary Fund Talk: The Managers' Overview Investments Financial Statements Proxy Voting Results
Asset Manager: Growth Portfolio	120 121 122 136	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Asset Manager Portfolio	140 141 142 157	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
High Income Portfolio	161 162 163 173	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Investment Grade Bond Portfolio	177 178 179 185	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Money Market Portfolio	188 189 190 193	Performance Fund Talk: The Manager's Overview Investments Financial Statements
Notes to Financial Statements	196	Notes to the Financial Statements

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Initial Class	25.24%	15.19%	9.85%
MSCI EAFE	17.38%	11.49%	8.04%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 2000, the index included 947 equity securities of companies domiciled in
20 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,584 - a 155.84% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,660 - a 116.60% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
TotalFinaElf SA Class B (France)	4.7
Furukawa Electric Co. Ltd. (Japan)	4.5
BP Amoco PLC (United Kingdom)	4.0
Vodafone AirTouch PLC (United Kingdom)	3.6
Samsung Electronics Co. Ltd. (Korea (South))	2.9
19.7
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	16.4
Utilities	15.7
Energy	14.3
Finance	13.3
Industrial Machinery & Equipment	8.8
Top Five Countries as of June 30, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	22.3
United Kingdom	16.5
France	10.2
Netherlands	8.0
Switzerland	3.7
Percentages are adjusted for the effect of open futures contracts, if applicable.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the six months that ended June 30, 2000, the fund lagged the -3.97% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 2000, the fund's return topped the 17.38% return of the EAFE index.

Q. Why did the fund underperform its index during the past six months?

A. The fund's high concentration in Japanese technology and European and Japanese telephone utilities stocks - which were among the most positive sectors for the fund in the prior period - turned out to be the biggest relative detractor from performance this period. This weakness was due to a global correction in both sectors that was fueled by unsustainable valuations, some disappointing earnings reports and concerns about higher interest rates. In January and February, continued strong returns from the fund's positions in selected Japanese technology stocks - such as Kyocera - and Internet-related companies - such as Softbank - were short-lived when technology stocks retreated in March, turning advances in those stocks into detractors from performance for the remainder of the period. Among the utilities stocks that gave up some of their gains from the fourth quarter of 1999 and hurt the fund most were European and Japanese telephone utilities such as Vodafone AirTouch, British Telecommunications, DDI and Nippon Telegraph & Telephone.

Q. There seemed to be an effort to make the fund more concentrated during the period . . .

A. That's true. It was an extremely difficult period. Volatile market conditions created some unusual opportunities to buy more of the fund's most attractive stocks at cheaper prices. Therefore, I eliminated some of the fund's smaller and less attractive holdings to increase our positions in the stocks with the greatest potential for growth. My effort to increase the fund's concentration reduced the total number of stocks in the portfolio by about 27%. Further, the strategy also boosted the weighting of the fund's top-10 positions to 28.1% of the fund's net assets, from 19.7% of net assets six months earlier.

Q. Why did the fund's energy position rise from the prior period? What was your strategy there?

A. The energy sector looked attractive for several reasons. First, OPEC (Organization of Petroleum Exporting Countries) curtailed production during a period of increasing global demand, and this caused oil inventories to fall to very low levels. Second, as demand continued to grow and inventories remained low, I felt that oil prices might remain above the levels most investors were expecting - and that meant energy stocks were cheap as they reflected a $16-$18 per barrel oil price assumption. Third, I thought the earnings estimates for these companies were generally too low. Most were generating substantial cash flow and were benefiting from continuing industry consolidation activity. In this environment, I added to some of the fund's existing positions in oil producers such as TotalFinaElf and BP Amoco, both of which were among the fund's top-five holdings at the end of the period. In addition, I initiated positions in a number of tanker stocks on expectations that OPEC would need to increase production in an effort to ease oil prices. This worked out well as production quotas were eventually raised and prices for tanker stocks - such as fund holding Overseas Shipholding - increased substantially.

Q. What were some of the fund's top performers?
Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, bucked the sell-off in the technology sector and stood out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. On the down side, Kyocera, the fund's largest detractor, and Vodafone AirTouch both suffered from overall weakness in the technology and utilities sectors.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies that have good growth prospects and are consistently reporting strong earnings. In partnership with our team of 100 international research analysts, we'll maintain our global stock selection process using a bottom-up approach, while monitoring country and industry weightings. I expect consolidation to remain a major theme across a variety of sectors as corporate managements seek to cut costs, boost growth and increase their global competitiveness by acquiring competitors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of June 30, 2000, more than $3.0 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value (Note 1)
Australia - 1.1%
Broken Hill Proprietary Co. Ltd.	676,793	$ 7,977,892
Cable & Wireless Optus Ltd. (a)	2,839,300	8,439,288
News Corp. Ltd.	795,223	10,834,913
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	163,800	7,780,500
		35,032,593
Belgium - 0.2%
Electrabel SA	22,500	5,556,997
Brazil - 0.3%
Aracruz Celulose SA sponsored ADR	212,400	4,101,975
Telesp Celular Participacoes SA ADR	141,800	6,363,275
		10,465,250
Canada - 2.8%
Alberta Energy Co. Ltd.	189,500	7,654,238
Anderson Exploration Ltd. (a)	355,200	6,453,820
BCE, Inc.	59,000	1,398,784
Canada Occidental Petroleum Ltd.	153,000	4,149,240
Canadian Natural Resources Ltd. (a)	279,600	8,120,770
Celestica, Inc. (sub. vtg.) (a)	199,800	9,730,213
Cinar Films, Inc. Class B (ltd. vtg.) (a)	136,500	477,750
Crestar Energy, Inc. (a)	277,500	4,226,697
Mitel Corp. (a)	112,300	2,343,850
Nortel Networks Corp.	92,652	6,427,126
Rio Alto Exploration Ltd. (a)	257,500	4,713,441
Suncor Energy, Inc.	196,500	4,539,210
Talisman Energy, Inc. (a)	659,100	21,836,444
Telesystem International Wireless, Inc. (sub. vtg.) (a)	213,900	3,915,360
		85,986,943
Denmark - 0.4%
Novo-Nordisk AS (B Shares) (a)	64,800	11,018,365
Finland - 2.8%
Metsa-Serla Oyj Class B Free Shares	164,200	1,213,949
Nokia AB	770,000	38,451,874
Sampo Insurance Co. Ltd.	131,100	5,315,171
Sonera Corp.	221,200	10,075,906
UPM-Kymmene Corp.	1,284,600	31,861,548
		86,918,448
France - 10.2%
Aventis SA	166,260	12,064,242
AXA SA de CV	127,026	19,994,115
Banque Nationale de Paris (BNP)	159,240	15,312,225
Canal Plus SA	28,800	4,835,382
Castorama Dubois Investissements SA	34,750	8,585,789
Compagnie de St. Gobain	23,000	3,106,824
France Telecom SA	280,400	39,160,182
Rhodia SA	361,700	6,072,769
Sanofi-Synthelabo SA	193,168	9,195,203
Societe Generale Class A	168,800	10,144,686

	Shares	Value (Note 1)
Suez Lyonnaise des Eaux	33,800	$ 5,916,684
Television Francaise 1 SA	208,940	14,550,237
TotalFinaElf SA Class B	945,444	145,598,378
Vivendi SA	245,500	21,651,302
		316,188,018
Germany - 3.7%
Allianz AG (Reg.)	47,200	16,943,449
BASF AG	517,700	20,791,502
Deutsche Telekom AG	218,700	12,476,006
E.On AG	159,700	7,693,464
Intershop Communication AG (a)	6,800	3,093,584
JUMPtec Industrielle Computertechnik AG	5,292	467,978
Kali Und Salz Beteiligungs AG	590,850	9,018,262
Munich Reinsurance AG (Reg.)	28,192	8,848,047
Siemens AG	193,500	29,165,113
Software AG	18,200	1,684,103
United Internet AG (a)	21,700	2,670,392
		112,851,900
Hong Kong - 1.4%
China Telecom (Hong Kong) Ltd. (a)	3,618,000	32,166,283
Hutchison Whampoa Ltd.	578,600	7,273,693
Johnson Electric Holdings Ltd.	480,000	4,541,023
		43,980,999
Ireland - 0.2%
Bank of Ireland, Inc.	1,151,438	7,205,598
Israel - 0.2%
Check Point Software Technologies Ltd. (a)	24,600	5,209,050
Italy - 1.9%
Banca Intesa Spa	3,138,646	14,144,182
Olivetti & Co. Spa	1,883,500	6,856,455
San Paolo Imi Spa	404,100	7,124,648
Telecom Italia Mobile Spa	1,313,900	13,410,072
Telecom Italia Spa	1,130,524	15,551,776
		57,087,133
Japan - 22.3%
Asahi Chemical Industry Co. Ltd.	527,000	3,728,070
Canon, Inc.	445,000	22,416,876
DDI Corp.	2,836	27,284,664
Fuji Bank Ltd.	902,000	6,857,310
Fujitsu Ltd.	749,000	25,927,468
Furukawa Electric Co. Ltd.	6,630,000	138,515,852
Hitachi Chemical Co. Ltd.	132,000	3,056,593
Hitachi Zosen Corp. (a)	1,563,000	1,415,280
Hoya Corp.	80,000	7,168,459
Ito-Yokado Co. Ltd.	387,000	23,288,626
KDD Corp.	73,900	7,458,310
Kyocera Corp.	287,200	49,344,552
Mitsubishi Electric Corp.	1,303,000	14,109,074
Mitsubishi Estate Co. Ltd.	646,000	7,604,301
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Mitsui Fudosan Co. Ltd.	288,000	$ 3,123,939
NEC Corp.	885,000	27,797,115
Net One Systems Co. Ltd.	159	3,659,310
Nikko Securities Co. Ltd.	4,280,000	42,388,230
Nintendo Co. Ltd.	39,000	6,812,677
Nippon Telegraph & Telephone Corp.	3,306	43,967,744
Nomura Securities Co. Ltd.	2,238,000	54,778,440
NTT DoCoMo, Inc.	365	9,880,683
Oki Electric Industry Co. Ltd. (a)	719,000	5,594,935
Omron Corp.	772,000	20,971,138
ORIX Corp.	57,600	8,502,547
Rohm Co. Ltd.	24,300	7,105,263
Sakura Bank Ltd.	1,052,000	7,273,307
Softbank Corp.	131,700	17,887,946
Sony Corp.	199,600	18,824,776
Takeda Chemical Industries Ltd.	455,000	29,869,837
Toko, Inc.	586,000	4,427,335
Tokyo Broadcasting System, Inc.	136,000	5,875,118
Tokyo Seimitsu Co. Ltd.	128,800	17,251,085
Trans Cosmos, Inc.	31,600	4,745,067
Yamanouchi Pharmaceutical Co. Ltd.	117,000	6,389,644
Zeon Corp.	712,000	5,070,364
		690,371,935
Korea (South) - 3.6%
Kookmin Bank	228,100	2,904,886
Samsung Electro-Mechanics Co. (a)	152,610	9,566,997
Samsung Electronics Co. Ltd.	271,340	89,795,721
SK Telecom Co. Ltd. ADR	286,100	10,389,006
		112,656,610
Marshall Islands - 0.6%
Teekay Shipping Corp.	592,500	19,478,438
Mexico - 2.8%
Grupo Televisa SA de CV sponsored GDR (a)	253,400	17,468,763
Telefonos de Mexico SA de CV Series L sponsored ADR	552,800	31,578,700
TV Azteca SA de CV sponsored ADR	1,962,700	25,883,106
Wal-Mart de Mexico SA de CV Series V (a)	5,402,000	12,644,151
		87,574,720
Netherlands - 8.0%
ABN AMRO Holding NV	404,000	9,889,256
Akzo Nobel NV (a)	312,300	13,257,377
Equant NV (NY Shares) (a)	312,000	13,416,000
Heineken NV	94,600	5,753,034
ING Groep NV (Certificaten Van Aandelen)	352,462	23,805,164
Koninklijke Ahold NV (a)	711,949	20,938,618
Koninklijke KPN NV	235,600	10,529,567
Koninklijke Philips Electronics NV	1,201,984	56,643,652

	Shares	Value (Note 1)
Nutreco Holding NV	123,833	$ 4,725,220
Royal Dutch Petroleum Co. (Hague Registry)	801,800	49,360,809
STMicroelectronics NV (NY Shares)	152,700	9,801,431
United Pan-Europe Communications NV Class A (a)	372,200	9,725,099
Vendex KBB NV	496,457	8,425,258
VNU NV	106,700	5,506,648
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,379,665
		248,156,798
Norway - 1.3%
Bergesen dy ASA:
(A Shares)	509,100	10,433,470
(B Shares)	489,051	9,367,702
DNB Holding ASA	1,026,200	4,253,976
Frontline Ltd. (a)	769,900	9,413,186
TANDBERG ASA (a)	186,400	4,438,664
VMETRO ASA	121,900	1,419,439
		39,326,437
Russia - 0.0%
Mobile TeleSystems Ojsc sponsored ADR (a)	21,100	472,113
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR	196,100	17,649,000
Overseas Union Bank Ltd.	862,296	3,342,716
United Overseas Bank Ltd.	329,472	2,154,097
		23,145,813
Spain - 1.7%
Altadis SA	245,727	3,771,677
Banco Santander Central Hispano SA	1,538,868	16,221,435
Telefonica SA (a)	1,445,100	31,017,446
		51,010,558
Sweden - 0.1%
Netcom AB (B Shares) (a)	25,300	1,873,808
Switzerland - 3.7%
ABB Ltd. (Reg.)	60,751	7,262,817
Credit Suisse Group (Reg.)	131,154	26,058,947
Gretag Imaging Holding AG (Reg. D)	6,500	1,249,694
Julius Baer Holding AG	1,792	7,077,149
Nestle SA (Reg.)	21,218	42,417,812
The Swatch Group AG (Reg.)	46,400	12,088,660
UBS AG	109,468	16,019,380
Valora Holding AG	8,500	2,357,641
		114,532,100
Taiwan - 2.4%
Macronix International Co. Ltd. (a)	1,754,890	4,397,934
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,292,976	29,903,157
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp.	9,392,400	$ 26,136,703
Winbond Electronics Corp. (a)	4,298,450	12,451,165
		72,888,959
United Kingdom - 16.5%
Amvescap PLC	871,400	14,012,286
BAE SYSTEMS PLC	1,589,329	9,933,370
BP Amoco PLC	13,057,386	123,092,995
Cable & Wireless PLC	1,959,100	33,256,173
Carlton Communications PLC	1,578,600	20,355,258
Diageo PLC	476,100	4,282,905
Granada Group PLC	715,800	7,166,733
HSBC Holdings PLC (Reg.)	938,894	10,879,433
Lloyds TSB Group PLC	1,473,800	13,951,109
Marconi PLC	639,700	8,345,654
Misys PLC	631,300	5,343,866
Prudential Corp. PLC	454,200	6,669,727
Reed International PLC	537,300	4,686,734
Reuters Group PLC	767,400	12,782,007
Rio Tinto PLC (Reg.)	768,500	12,590,797
Royal Bank of Scotland Group PLC	1,639,500	27,507,564
Shell Transport & Trading Co. PLC (Reg.)	6,057,900	50,419,383
SMG PLC	787,200	4,257,260
SmithKline Beecham PLC	1,620,442	21,126,500
SSL International PLC	96,600	1,047,777
Unilever PLC	363,810	2,285,180
Vodafone AirTouch PLC	26,557,103	110,045,894
WPP Group PLC	465,700	6,817,406
		510,856,011
United States of America - 1.5%
Bristol-Myers Squibb Co.	151,000	8,795,750
Eli Lilly & Co.	119,500	11,935,063
OMI Corp.	443,100	2,409,356
Overseas Shipholding Group, Inc.	533,300	13,132,513
Schering-Plough Corp.	186,300	9,408,150
		45,680,832
TOTAL COMMON STOCKS (Cost $2,098,252,397)		2,795,526,426
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	4,475,250
Cash Equivalents - 12.4%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	164,583,560	$ 164,583,560
Taxable Central Cash Fund, 6.59% (b)	218,019,162	218,019,162
TOTAL CASH EQUIVALENTS (Cost $382,602,722)		382,602,722
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $2,485,876,718)	3,182,604,398
NET OTHER ASSETS - (3.0)%	(92,987,924)
NET ASSETS - 100%	$ 3,089,616,474
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,789,627,683 and $1,514,198,966, respectively, of which U.S. government and government agency obligations aggregated $0 and $4,435,324, respectively.

The market value of futures contracts opened and closed during the period amounted to $0 and $16,650,996, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,080 for the period.

The fund participated in the security lending program. At the period end, the value of securities loaned amounted to $164,478,909. The fund received cash collateral of $164,583,560 which was invested in cash equivalents and U.S. Treasury Obligations valued at $7,170,000.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,495,276,806. Net unrealized appreciation aggregated $687,327,592, of which $794,595,136 related to appreciated investment securities and $107,267,544 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $2,485,876,718) - See accompanying schedule		$ 3,182,604,398
Foreign currency held at value (cost $14,804,727)		14,800,284
Receivable for investments sold		87,398,285
Receivable for fund shares sold		55,319,628
Dividends receivable		4,560,497
Interest receivable		1,166,523
Other receivables		32,299
Total assets		3,345,881,914
Liabilities
Payable to custodian bank	$ 24
Payable for investments purchased	88,348,263
Payable for fund shares redeemed	755,883
Accrued management fee	1,845,001
Distribution fees payable	20,958
Other payables and accrued expenses	711,751
Collateral on securities loaned, at value	164,583,560
Total liabilities		256,265,440
Net Assets		$ 3,089,616,474
Net Assets consist of:
Paid in capital		$ 2,238,651,656
Undistributed net investment income		6,881,028
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		147,360,600
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		696,723,190
Net Assets		$ 3,089,616,474
Initial Class : Net Asset Value, offering price and redemption price per share ($2,821,727,782 ÷ 120,272,122 shares)		$23.46
Service Class: Net Asset Value, offering price and redemption price per share ($265,477,139 ÷ 11,338,502 shares)		$23.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,411,553 ÷ 103,163 shares)		$23.38

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 28,919,045
Interest		5,991,504
Security lending		369,625
		35,280,174
Less foreign taxes withheld		(3,264,911)
Total income		32,015,263
Expenses
Management fee	$ 10,781,118
Transfer agent fees	996,099
Distribution fees	100,086
Accounting and security lending fees	697,742
Non-interested trustees' compensation	12,169
Custodian fees and expenses	703,855
Registration fees	159,039
Audit	23,591
Legal	11,063
Miscellaneous	25,459
Total expenses before reductions	13,510,221
Expense reductions	(262,270)	13,247,951
Net investment income		18,767,312
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	157,476,657
Foreign currency transactions	(157,449)
Futures contracts	966,799	158,286,007
Change in net unrealized appreciation (depreciation) on:
Investment securities	(308,240,636)
Assets and liabilities in foreign currencies	(88,785)
Futures contracts	(450,390)	(308,779,811)
Net gain (loss)		(150,493,804)
Net increase (decrease) in net assets resulting from operations		$ (131,726,492)
Other Information Expense reductions Directed brokerage arrangements		$ 249,713
Custodian credits		12,557
		$ 262,270

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 18,767,312	$ 24,385,652
Net realized gain (loss)	158,286,007	279,081,035
Change in net unrealized appreciation (depreciation)	(308,779,811)	567,840,640
Net increase (decrease) in net assets resulting from operations	(131,726,492)	871,307,327
Distributions to shareholders From net investment income	(29,474,912)	(31,839,750)
In excess of net investment income	(12,018,477)	-
From net realized gain	(261,723,630)	(51,354,434)
Total distributions	(303,217,019)	(83,194,184)
Share transactions - net increase (decrease)	643,337,117	(16,452,995)
Total increase (decrease) in net assets	208,393,606	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $6,881,028 and $10,707,600, respectively)	$ 3,089,616,474	$ 2,881,222,868
Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	85,476,599	$ 2,061,439,529	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,119	4,250,326	81,691,268
Redeemed	(76,595,523)	(1,846,989,611)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	20,531,081	$ 499,409,037	(3,705,063)	$ (92,973,275)
Service Class Sold	36,993,399	$ 881,191,616	18,969,271	$ 422,534,083
Reinvested	747,240	18,247,617	78,277	1,502,916
Redeemed	(31,673,883)	(757,892,720)	(15,508,477)	(347,516,719)
Net increase (decrease)	6,066,756	$ 141,546,513	3,539,071	$ 76,520,280
Service Class 2 A Sold	107,413	$ 2,478,164	-	$ -
Reinvested	421	10,283	-	-
Redeemed	(4,671)	(106,880)	-	-
Net increase (decrease)	103,163	$ 2,381,567	-	$ -
Distributions From net investment income Initial Class		$ 27,739,213		$ 31,264,560
Service Class		1,734,722		575,190
Service Class 2 A		977		-
Total		$ 29,474,912		$ 31,839,750
In excess of net investment income Initial Class		$ 11,310,740		$ -
Service Class		707,338		-
Service Class 2 A		399		-
Total		$ 12,018,477		$ -
From net realized gain Initial Class		$ 245,909,166		$ 50,426,708
Service Class		15,805,557		927,726
Service Class 2 A		8,907		-
Total		$ 261,723,630		$ 51,354,434
		$ 303,217,019		$ 83,194,184

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06	$ 15.67
Income from Investment Operations
Net investment income	.15 D	.24 D	.23 D	.30 D	.32 D, E	.17
Net realized and unrealized gain (loss)	(1.43)	7.95	2.13	1.70	1.88	1.34
Total from investment operations	(1.28)	8.19	2.36	2.00	2.20	1.51
Less Distributions
From net investment income	(.26)	(.31)	(.38)	(.33)	(.20)	(.06)
In excess of net investment income	(.11)	-	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)	(.02)
In excess of net realized gain	-	-	-	-	-	(.04)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)	(.12)
Net asset value, end of period	$ 23.46	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Total Return B, C	(5.07)%	42.55%	12.81%	11.56%	13.15%	9.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,821,728	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601	$ 1,343,134
Ratio of expenses to average net assets	.90% A	.91%	.91%	.92%	.93%	.91%
Ratio of expenses to average net assets after expense reductions	.88% A, G	.87% G	.89% G	.90% G	.92% G	.91%
Ratio of net investment income to average net assets	1.27% A	1.10%	1.19%	1.55%	1.84%	1.88%
Portfolio turnover	110% A	78%	84%	67%	92%	50%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.14	.22	.15	.01
Net realized and unrealized gain (loss)	(1.43)	7.94	2.19	(.17)
Total from investment operations	(1.29)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.26)	(.31)	(.38)	-
In excess of net investment income	(.10)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 23.41	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(5.12)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 265,477	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	1.00% A	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.99% A, G	.98% G	.97% G	1.01% A, G
Ratio of net investment income to average net assets	1.17% A	1.00%	.80%	.31% A
Portfolio turnover	110% A	78%	84%	67%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.19)
Total from investment operations	(.09)
Less Distributions
From net investment income	(.26)
In excess of net investment income	(.10)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 23.38
Total Return B, C	(0.78)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,412
Ratio of expenses to average net assets	1.20% A
Ratio of expenses to average net assets after expense reductions	1.18% A, F
Ratio of net investment income to average net assets	.97% A
Portfolio turnover	110% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Initial Class	61.46%	53.21%
S&P MidCap 400	16.98%	20.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $19,020 - a 90.20% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,185 - a 31.85% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Nextel Communications, Inc. Class A	2.6
Kopin Corp.	1.7
Calpine Corp.	1.5
Freddie Mac	1.3
Brocade Communications Systems, Inc.	1.0
8.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	31.7
Health	13.5
Energy	10.8
Utilities	8.8
Finance	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 92.0%
Short-Term Investments and Net Other Assets 8.0%

* Foreign investments 4.7%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially exceeding the performance of its benchmark, the Standard & Poor's MidCap 400 Index, which had a total return of 8.97% for the six-month period ending June 30, 2000 and a 16.98% return for the 12-month period.

Q. What factors affected performance?

A. We started the period by continuing a very good run in technology and biotechnology into March. The technology run was driven by excitement about the Internet, with continued bullishness for Internet infrastructure stocks. Enthusiasm for biotechnology stocks was strong due to breakthroughs in genomics, or gene-mapping. In early March, however, things seemed to fall apart for both sectors. The catalyst for biotechnology's decline was a government announcement raising questions about whether patents would be issued for genes. That started a cascade that began in March and lasted until early June. Valuations were so high that anything that possibly could threaten stock values eventually did. In early June, however, stocks in these two sectors started coming back.

Q. What were your principal strategies during this period of volatility?

A. We had a very strong weighting in technology early in the period, exceeding 45% of net assets in late February. This helped the fund greatly in the rally. We did get hit in the correction that began in March, but we practiced prudent risk management, selling some stocks with extremely high valuations, and taking some money off the table. I also reduced our holdings in some Internet stocks when I started to see cracks in Internet usage and a reduction in advertising on the Web. I remained bullish on telecommunications service providers, such as Nextel, as I was still optimistic about the growth potential for wireless communications in the United States. By the end of the period, the technology weighting declined to 31.7% of net assets. Part of this reduction was a result of stock prices losing value and part of it was a result of my decisions to reduce the size of holdings. Throughout the period, I avoided traditional defensive areas such as cyclicals, natural resources and utilities other than telecommunications companies. As a risk-management tactic, I was more comfortable increasing my cash position than investing in these industries. The fund did underperform the S&P MidCap 400 Index from early March through early June, but I thought that was an acceptable price to pay for the very good performance early in the period. Overall, we were well ahead of mid-cap stock indexes for the six-month period.

Q. What were some of the investments that helped performance?

A. Nextel Communications, the fund's largest position at the end of the period, was a big contributor. Kopin, which makes wafers for the amplifiers of wireless handsets, also helped performance. Kopin and Research in Motion, which manufactures two-way pagers with access to the Internet, both benefited from increased wireless usage. Another strong contributor was Veritas Software, whose data protection products were in demand as data storage related to the Internet grew.

Q. What were some of the disappointments?

A. DoubleClick had performed well earlier, but its stock fell as advertising on the Internet declined. DoubleClick is the largest provider of advertising on the Internet. Most of the other detractors from performance, relative to the S&P Mid Cap 400 Index, were companies such as QLogic Corp., which had good performance but which I underweighted. QLogic produces components for fiber-optic communications systems.

Q. What is your outlook for the mid-cap stock market?

A. The rapid growth of wireless communications and increased Internet usage are major long-term trends. However, the stocks that benefited from this growth during the period reached very high valuations and then suffered sharp corrections in March through early June. Investors are wondering what will happen next. I believe that technology will continue to be a driving force for global change, and I think that the growth potential of wireless communications remains very strong in the United States.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of June 30, 2000, more than $296 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 1.2%
Avery Dennison Corp.	17,400	$ 1,167,975
Dow Chemical Co.	8,300	250,556
Ivex Packaging Corp. (a)	14,900	165,763
Lyondell Chemical Co.	41,800	700,150
M.A. Hanna Co.	47,300	425,700
Sealed Air Corp. (a)	9,800	513,275
Union Carbide Corp.	4,700	232,650
		3,456,069
Packaging & Containers - 0.0%
Bemis Co., Inc.	4,800	161,400
Paper & Forest Products - 0.1%
Trex Co., Inc. (a)	6,000	300,000
TOTAL BASIC INDUSTRIES		3,917,469
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
Applied Films Corp. (a)	9,600	351,600
Engineering - 0.3%
Bouygues SA	600	400,659
Quanta Services, Inc. (a)	9,900	544,500
		945,159
TOTAL CONSTRUCTION & REAL ESTATE		1,296,759
DURABLES - 1.6%
Autos, Tires, & Accessories - 0.5%
SPX Corp.	11,090	1,341,197
Consumer Electronics - 0.7%
Black & Decker Corp.	3,700	145,456
General Motors Corp. Class H (a)	22,100	1,939,275
		2,084,731
Home Furnishings - 0.0%
Leggett & Platt, Inc.	6,700	110,550
Textiles & Apparel - 0.4%
Jones Apparel Group, Inc. (a)	11,300	265,550
Liz Claiborne, Inc.	18,670	658,118
Timberland Co. Class A (a)	5,200	368,225
		1,291,893
TOTAL DURABLES		4,828,371
ENERGY - 10.8%
Energy Services - 6.4%
BJ Services Co. (a)	28,980	1,811,250
Cal Dive International, Inc. (a)	9,700	525,619
Coflexip SA sponsored ADR	2,300	139,150
Diamond Offshore Drilling, Inc.	15,300	537,413
ENSCO International, Inc.	46,110	1,651,314
Global Marine, Inc.	73,500	2,071,781

	Shares	Value (Note 1)
Grey Wolf, Inc. (a)	162,000	$ 810,000
Halliburton Co.	24,700	1,165,531
Hanover Compressor Co. (a)	23,700	900,600
Helmerich & Payne, Inc.	20,100	751,238
Nabors Industries, Inc. (a)	40,080	1,665,825
Noble Drilling Corp.	43,590	1,795,363
Pride International, Inc. (a)	9,000	222,750
R&B Falcon Corp. (a)	30,800	725,725
Rowan Companies, Inc. (a)	4,300	130,613
Smith International, Inc. (a)	10,400	757,250
Tidewater, Inc.	25,950	934,200
Transocean Sedco Forex, Inc.	14,260	762,019
Varco International, Inc. (a)	30,548	710,229
Weatherford International, Inc.	25,930	1,032,338
		19,100,208
Oil & Gas - 4.4%
Anadarko Petroleum Corp.	18,100	892,556
Apache Corp.	37,450	2,202,528
Burlington Resources, Inc.	14,700	562,275
Cooper Cameron Corp. (a)	12,560	828,960
Devon Energy Corp.	19,700	1,106,894
EOG Resources, Inc.	9,140	306,190
Grant Prideco, Inc. (a)	8,730	218,250
Kerr-McGee Corp.	2,770	163,257
Murphy Oil Corp.	2,000	118,875
Noble Affiliates, Inc.	14,470	539,008
Ocean Energy, Inc. (a)	39,290	557,427
Santa Fe Snyder Corp. (a)	144,670	1,645,621
Tosco Corp.	23,530	666,193
USX - Marathon Group	7,590	190,224
Valero Energy Corp.	18,700	593,725
Vastar Resources, Inc.	21,640	1,777,185
Veritas DGC, Inc. (a)	22,600	587,600
		12,956,768
TOTAL ENERGY		32,056,976
FINANCE - 6.5%
Banks - 0.9%
Bank of New York Co., Inc.	15,300	711,450
Bank One Corp.	39,200	1,041,250
PNC Financial Services Group, Inc.	16,600	778,125
		2,530,825
Credit & Other Finance - 0.5%
Concord EFS, Inc. (a)	16,500	429,000
Household International, Inc.	14,000	581,875
Providian Financial Corp.	6,700	603,000
		1,613,875
Federal Sponsored Credit - 1.3%
Freddie Mac	92,410	3,742,605
Insurance - 3.7%
Ace Ltd.	23,200	649,600
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AFLAC, Inc.	8,950	$ 411,141
Allmerica Financial Corp.	12,720	666,210
AMBAC Financial Group, Inc.	24,640	1,350,580
American General Corp.	4,590	279,990
Brown & Brown, Inc.	500	26,000
CIGNA Corp.	25,650	2,398,275
First Health Group Corp. (a)	14,300	469,219
Hartford Financial Services Group, Inc.	6,270	350,728
Jefferson-Pilot Corp.	3,600	203,175
MBIA, Inc.	5,310	255,876
MetLife, Inc.	60,000	1,263,750
Protective Life Corp.	22,780	606,518
Reliastar Financial Corp.	23,939	1,255,301
The Chubb Corp.	4,360	268,140
XL Capital Ltd. Class A	10,400	562,900
		11,017,403
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	3,000	283,688
TOTAL FINANCE		19,188,396
HEALTH - 13.5%
Drugs & Pharmaceuticals - 10.4%
Abgenix, Inc. (a)	6,100	731,142
Alkermes, Inc. (a)	4,100	193,213
Allergan, Inc.	10,100	752,450
ALZA Corp. (a)	12,200	721,325
Aviron (a)	28,880	891,670
Bristol-Myers Squibb Co.	10,800	629,100
Celgene Corp. (a)	23,550	1,386,506
Cephalon, Inc. (a)	31,540	1,888,458
Chiron Corp. (a)	12,830	609,425
COR Therapeutics, Inc. (a)	28,420	2,424,581
Corixa Corp. (a)	9,500	407,906
CV Therapeutics, Inc. (a)	7,605	527,122
Elan Corp. PLC sponsored ADR (a)	20,200	978,438
Eli Lilly & Co.	7,500	749,063
Forest Laboratories, Inc. (a)	6,370	643,370
Gene Logic, Inc. (a)	10,480	374,005
Genentech, Inc.	3,170	545,240
Gilead Sciences, Inc. (a)	7,010	498,586
Human Genome Sciences, Inc. (a)	620	82,693
ImClone Systems, Inc. (a)	16,400	1,253,575
IVAX Corp. (a)	6,500	269,750
Millennium Pharmaceuticals, Inc. (a)	13,762	1,539,624
Myriad Genetics, Inc. (a)	9,000	1,332,703
Noven Pharmaceuticals, Inc. (a)	1,100	33,069
PE Corp. - Celera Genomics Group (a)	9,300	869,550
Protein Design Labs, Inc. (a)	8,210	1,354,265
QLT, Inc. (a)	21,260	1,651,402
Schering-Plough Corp.	9,700	489,850

	Shares	Value (Note 1)
Sepracor, Inc. (a)	12,560	$ 1,515,050
Teva Pharmaceutical Industries Ltd. ADR	28,200	1,563,338
Titan Pharmaceuticals, Inc. (a)	15,100	649,300
United Therapeutics Corp.	26,100	2,828,588
Vertex Pharmaceuticals, Inc. (a)	5,300	558,488
		30,942,845
Medical Equipment & Supplies - 0.8%
Millipore Corp.	8,700	655,763
MiniMed, Inc. (a)	3,900	460,200
Novoste Corp. (a)	10,300	628,300
Stryker Corp.	10,800	472,500
Sybron International, Inc. (a)	8,730	172,963
		2,389,726
Medical Facilities Management - 2.3%
Express Scripts, Inc. Class A (a)	10,800	670,950
Laboratory Corp. of America Holdings	5,700	439,613
Quest Diagnostics, Inc. (a)	24,500	1,831,375
Trigon Healthcare, Inc. (a)	43,170	2,225,953
UnitedHealth Group, Inc.	14,600	1,251,950
Wellpoint Health Networks, Inc. (a)	4,800	347,700
		6,767,541
TOTAL HEALTH		40,100,112
INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
Electrical Equipment - 2.2%
Adaptive Broadband Corp. (a)	21,140	776,895
Adtran, Inc. (a)	16,300	975,963
American Power Conversion Corp. (a)	7,300	297,931
ANTEC Corp. (a)	11,200	465,500
California Amplifier, Inc. (a)	320	14,640
Harris Corp.	5,600	183,400
Pace Micro Technology PLC	88,944	1,284,515
Powerwave Technologies, Inc. (a)	6,700	294,800
Scientific-Atlanta, Inc.	16,840	1,254,580
Vyyo, Inc.	32,600	880,200
		6,428,424
Industrial Machinery & Equipment - 0.6%
Asyst Technologies, Inc. (a)	21,900	750,075
Ingersoll-Rand Co.	10,100	406,525
Varian Semiconductor Equipment Associates, Inc. (a)	9,400	590,438
		1,747,038
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,175,462
MEDIA & LEISURE - 3.1%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	23,020	762,178
Pegasus Communications Corp. (a)	53,240	2,612,088
Radio One, Inc.:
Class A	6,070	179,444
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc.: - continued
Class D (non-vtg.) (a)	15,140	$ 334,026
TiVo, Inc.	29,200	1,022,000
UnitedGlobalCom, Inc. Class A (a)	5,090	237,958
Univision Communications, Inc. Class A (a)	8,580	888,030
USA Networks, Inc. (a)	43,300	936,363
		6,972,087
Entertainment - 0.7%
Mandalay Resort Group (a)	18,100	362,000
MGM Grand, Inc.	41,900	1,346,038
Park Place Entertainment Corp. (a)	5,400	65,813
Premier Parks, Inc. (a)	10,400	236,600
		2,010,451
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	860	34,185
Restaurants - 0.0%
Jack in the Box, Inc. (a)	2,880	70,920
TOTAL MEDIA & LEISURE		9,087,643
NONDURABLES - 1.7%
Agriculture - 0.1%
Nutreco Holding NV	11,573	441,603
Foods - 1.2%
Bestfoods	4,200	290,850
Keebler Foods Co.	22,840	847,935
Nabisco Group Holdings Corp.	45,910	1,190,791
Nabisco Holdings Corp. Class A	10,800	567,000
Quaker Oats Co.	7,200	540,900
		3,437,476
Household Products - 0.4%
Avon Products, Inc.	24,610	1,095,145
TOTAL NONDURABLES		4,974,224
PRECIOUS METALS - 0.4%
Agnico-Eagle Mines Ltd.	8,930	56,095
Newmont Mining Corp.	900	19,463
Stillwater Mining Co. (a)	37,520	1,045,870
		1,121,428
RETAIL & WHOLESALE - 1.1%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. (a)	21,800	722,125
General Merchandise Stores - 0.3%
Consolidated Stores Corp. (a)	1,900	22,800

	Shares	Value (Note 1)
Costco Wholesale Corp. (a)	13,400	$ 442,200
Dollar Tree Stores, Inc. (a)	7,650	302,653
		767,653
Grocery Stores - 0.3%
Safeway, Inc. (a)	17,100	771,638
Retail & Wholesale, Miscellaneous - 0.3%
Best Buy Co., Inc. (a)	13,000	822,250
Circuit City Stores, Inc. - Circuit City Group	4,600	152,663
Ventro Corp.	3,500	66,063
		1,040,976
TOTAL RETAIL & WHOLESALE		3,302,392
SERVICES - 2.5%
Advertising - 0.9%
ADVO, Inc. (a)	20,600	865,200
DoubleClick, Inc. (a)	8,180	311,863
TMP Worldwide, Inc. (a)	19,500	1,439,344
		2,616,407
Printing - 0.0%
Valassis Communications, Inc. (a)	1,360	51,850
Services - 1.6%
ACNielsen Corp. (a)	23,100	508,200
Cintas Corp.	29,390	1,078,246
Convergys Corp. (a)	9,000	466,875
Ecolab, Inc.	28,939	1,130,430
Profit Recovery Group International, Inc. (a)	21,600	359,100
Robert Half International, Inc. (a)	24,640	702,240
True North Communications	11,400	501,600
		4,746,691
TOTAL SERVICES		7,414,948
TECHNOLOGY - 31.7%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	8,300	696,163
Advanced Fibre Communications, Inc. (a)	2,430	110,109
Andrew Corp. (a)	17,000	570,563
Ciena Corp. (a)	4,790	798,433
Comverse Technology, Inc. (a)	14,850	1,381,050
Corning, Inc.	5,903	1,593,072
Ditech Communications Corp.	900	85,106
Efficient Networks, Inc.	9,800	720,913
Jabil Circuit, Inc. (a)	29,740	1,475,848
Metricom, Inc. (a)	10,230	285,161
Natural MicroSystems Corp. (a)	22,050	2,479,247
Tekelec (a)	7,800	375,863
Terayon Communication Systems, Inc. (a)	1,200	77,081
Turnstone Systems, Inc.	3,200	530,150
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Tut Systems, Inc. (a)	2,600	$ 149,175
Westell Technologies, Inc. Class A (a)	8,800	132,000
		11,459,934
Computer Services & Software - 8.4%
Active Software, Inc.	13,500	1,048,781
Adobe Systems, Inc.	10,630	1,381,900
Affiliated Computer Services, Inc. Class A (a)	3,220	106,461
Affymetrix, Inc. (a)	4,300	710,038
Amazon.com, Inc. (a)	24,500	889,656
Amdocs Ltd. (a)	7,947	609,932
Ariba, Inc.	5,000	490,234
Autodesk, Inc.	11,800	409,313
BEA Systems, Inc. (a)	24,520	1,212,208
BroadVision, Inc. (a)	2,300	116,869
Business Objects SA sponsored ADR (a)	4,400	387,750
CACI International, Inc. Class A (a)	12,200	237,900
Cadence Design Systems, Inc. (a)	19,620	399,758
Check Point Software Technologies Ltd. (a)	3,200	677,600
Clarent Corp.	2,500	178,750
CNET Networks, Inc. (a)	23,700	582,131
Covad Communications Group, Inc. (a)	25,200	406,350
Digital Insight Corp.	4,900	166,600
Electronic Arts, Inc. (a)	3,010	219,542
Foundry Networks, Inc.	4,600	506,000
Interact Commerce Corp. (a)	7,080	83,632
Internap Network Services Corp.	3,300	137,002
Intuit, Inc. (a)	7,830	323,966
Keynote Systems, Inc.	6,300	444,544
Macromedia, Inc. (a)	900	87,019
Manugistics Group, Inc. (a)	1,500	70,125
Marketwatch.com, Inc. (a)	200	3,763
Mercury Interactive Corp. (a)	2,700	261,225
Metasolv Software, Inc.	11,330	498,520
National Computer Systems, Inc.	7,200	354,600
New Era of Networks, Inc. (a)	2,370	100,725
Opus360 Corp.	20	74
Orbotech Ltd.	8,400	780,150
Pharmacopeia, Inc. (a)	3,400	157,675
Phone.com, Inc.	4,900	319,113
Polycom, Inc. (a)	13,400	1,260,856
Priceline.com, Inc. (a)	24,500	930,617
Puma Technology, Inc. (a)	4,160	111,540
Rational Software Corp. (a)	14,300	1,329,006
Redback Networks, Inc.	6,320	1,132,070
Software.com, Inc.	2,100	272,738
VERITAS Software Corp. (a)	24,605	2,780,749
Vignette Corp. (a)	10,080	524,318

	Shares	Value (Note 1)
Vitria Technology, Inc.	6,800	$ 415,650
webMethods, Inc.	12,000	1,886,250
		25,003,700
Computers & Office Equipment - 4.7%
Alteon Websystems, Inc.	5,700	570,356
Apple Computer, Inc. (a)	80	4,190
Brocade Communications Systems, Inc. (a)	16,860	3,093,547
CDW Computer Centers, Inc. (a)	30,800	1,925,000
Comdisco, Inc.	5,400	120,488
Copper Mountain Networks, Inc.	3,300	290,813
Juniper Networks, Inc.	15,060	2,192,171
MMC Networks, Inc. (a)	21,600	1,154,250
MRV Communications, Inc. (a)	6,100	410,225
Network Appliance, Inc. (a)	24,080	1,938,440
ScanSource, Inc. (a)	7,130	277,179
SCI Systems, Inc. (a)	7,100	278,231
Symbol Technologies, Inc.	9,645	520,830
Tech Data Corp. (a)	25,500	1,110,844
		13,886,564
Electronic Instruments - 4.1%
Aclara Biosciences, Inc.	6,200	315,813
Agilent Technologies, Inc.	10,350	763,313
Aurora Biosciences Corp. (a)	17,100	1,166,006
FEI Co. (a)	29,700	905,850
KLA-Tencor Corp. (a)	4,820	282,271
Kulicke & Soffa Industries, Inc. (a)	12,100	718,438
Novellus Systems, Inc. (a)	14,950	845,609
PE Corp. - Biosystems Group	7,910	521,071
PerkinElmer, Inc.	36,950	2,443,319
Photon Dynamics, Inc. (a)	18,700	1,396,656
Tektronix, Inc.	13,200	976,800
Waters Corp. (a)	14,910	1,860,954
		12,196,100
Electronics - 10.6%
Altera Corp. (a)	28,450	2,900,122
Analog Devices, Inc. (a)	7,440	565,440
Atmel Corp. (a)	11,300	416,688
Celestica, Inc. (sub. vtg.) (a)	7,720	375,962
Chartered Semiconductor Manufacturing Ltd. ADR	3,540	318,600
Cypress Semiconductor Corp. (a)	20,640	872,040
Digital Microwave Corp. (a)	8,300	316,438
E Tek Dynamics, Inc. (a)	3,130	825,733
GlobeSpan, Inc.	12,400	1,513,769
Infineon Technologies AG	5,200	408,550
KEMET Corp. (a)	8,160	204,510
Kopin Corp. (a)	72,470	5,018,548
Lattice Semiconductor Corp. (a)	8,100	559,913
Linear Technology Corp.	20	1,279
LSI Logic Corp. (a)	2,900	156,963
Merix Corp. (a)	9,500	446,500
Microchip Technology, Inc. (a)	14,900	868,158
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Micron Technology, Inc. (a)	17,140	$ 1,509,391
National Semiconductor Corp. (a)	33,430	1,897,153
NVIDIA Corp. (a)	12,600	800,888
Plexus Corp. (a)	5,000	565,000
PMC-Sierra, Inc. (a)	3,870	687,651
Power-One, Inc. (a)	10,700	1,219,131
QLogic Corp. (a)	7,132	471,158
Rambus, Inc. (a)	14,100	1,452,300
S3, Inc.	34,100	502,975
Sanmina Corp. (a)	33,600	2,872,800
SDL, Inc. (a)	4,400	1,254,825
Three-Five Systems, Inc. (a)	2,704	159,536
TriQuint Semiconductor, Inc.	8,600	822,913
Vishay Intertechnology, Inc. (a)	18,220	691,221
Vitesse Semiconductor Corp. (a)	5,990	440,639
Xilinx, Inc. (a)	3,100	255,944
		31,372,738
TOTAL TECHNOLOGY		93,919,036
TRANSPORTATION - 1.1%
Air Transportation - 0.2%
Continental Airlines, Inc. Class B (a)	4,900	230,300
Northwest Airlines Corp. Class A (a)	9,700	295,244
Southwest Airlines Co.	13,350	252,816
		778,360
Railroads - 0.0%
Wabtec Corp.	296	3,071
Shipping - 0.5%
Teekay Shipping Corp.	45,000	1,479,375
Trucking & Freight - 0.4%
Forward Air Corp. (a)	11,985	479,400
Landstar System, Inc. (a)	10,100	601,581
		1,080,981
TOTAL TRANSPORTATION		3,341,787
UTILITIES - 8.8%
Cellular - 4.2%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	3,400	604,563
Clearnet Communications, Inc. Class A (non-vtg.) (a)	24,450	677,102
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	26,430	955,979
Millicom International Cellular SA (a)	1,430	50,050
Nextel Communications, Inc. Class A (a)	123,420	7,551,737
Nextel Partners, Inc. Class A	6,300	205,144

	Shares	Value (Note 1)
Sprint Corp. - PCS Group Series 1 (a)	37,110	$ 2,208,045
VoiceStream Wireless Corp. (a)	2,790	324,468
		12,577,088
Electric Utility - 2.8%
AES Corp. (a)	30,960	1,412,550
Calpine Corp. (a)	68,000	4,471,000
Constellation Energy Corp.	8,100	263,756
IPALCO Enterprises, Inc.	15,680	315,560
Montana Power Co.	13,100	462,594
NiSource, Inc.	39,900	743,138
Northern States Power Co.	16,000	323,000
NRG Energy, Inc.	4,500	82,125
PECO Energy Co.	6,000	241,875
		8,315,598
Gas - 1.3%
Columbia Energy Group	60	3,938
Dynegy, Inc. Class A	28,470	1,944,857
Enron Corp.	8,150	525,675
Kinder Morgan, Inc.	36,580	1,264,296
		3,738,766
Telephone Services - 0.5%
Allegiance Telecom, Inc. (a)	2,200	140,800
CenturyTel, Inc.	31,400	902,750
ITXC Corp.	14,210	503,123
		1,546,673
TOTAL UTILITIES		26,178,125
TOTAL COMMON STOCKS (Cost $230,321,148)		258,903,128
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.59% to 6.03% 7/13/00 to 8/17/00 (c) (Cost $919,351)	-	$ 925,000	919,853
Cash Equivalents - 18.5%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00	$ 18,919,371	$ 18,909,000
	Shares
Central Cash Collateral Fund, 6.71% (b)	6,731,354	6,731,354
Taxable Central Cash Fund, 6.59% (b)	29,086,263	29,086,263
TOTAL CASH EQUIVALENTS (Cost $54,726,617)	54,726,617
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $285,967,116)	314,549,598
NET OTHER ASSETS - (6.1)%	(18,181,476)
NET ASSETS - 100%	$ 296,368,122
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 400 Midcap Index Contracts	Sept. 2000	$ 13,916,550	$ (412,213)
The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $919,853.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $338,873,605 and $125,891,376, respectively.
The market value of futures contracts opened and closed during the period amounted to $20,604,492 and $6,614,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,684 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,633,405. The fund received cash collateral of $6,731,354 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $289,737,660. Net unrealized appreciation aggregated $24,811,938, of which $35,724,103 related to appreciated investment securities and $10,912,165 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $18,909,000) (cost $285,967,116) - See accompanying schedule		$ 314,549,598
Cash		323,420
Receivable for investments sold		13,596,246
Receivable for fund shares sold		3,012,314
Dividends receivable		66,918
Interest receivable		128,429
Other receivables		10,808
Total assets		331,687,733
Liabilities
Payable for investments purchased	$ 27,374,504
Payable for fund shares redeemed	834,902
Accrued management fee	115,770
Distribution fees payable	12,793
Payable for daily variation on futures contracts	208,051
Other payables and accrued expenses	42,237
Collateral on securities loaned, at value	6,731,354
Total liabilities		35,319,611
Net Assets		$ 296,368,122
Net Assets consist of:
Paid in capital		$ 271,976,722
Undistributed net investment income		97,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,876,611)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,170,166
Net Assets		$ 296,368,122
Initial Class: Net Asset Value, offering price and redemption price per share ($149,443,660 ÷ 7,938,617 shares)		$18.82
Service Class: Net Asset Value, offering price and redemption price per share ($129,033,252 ÷ 6,865,262 shares)		$18.80
Service Class 2: Net Asset Value, offering price and redemption price per share ($17,891,210 ÷ 952,751 shares)		$18.78

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 177,301
Interest		380,016
Security lending		16,068
Total income		573,385
Expenses
Management fee	$ 306,603
Transfer agent fees	43,421
Distribution fees	44,790
Accounting and security lending fees	32,445
Non-interested trustees' compensation	111
Custodian fees and expenses	58,064
Audit	8,158
Legal	586
Reports to Shareholders	236
Miscellaneous	69
Total expenses before reductions	494,483
Expense reductions	(19,437)	475,046
Net investment income		98,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,838,305)
Foreign currency transactions	1,931
Futures contracts	126,879	(3,709,495)
Change in net unrealized appreciation (depreciation) on:
Investment securities	24,218,897
Assets and liabilities in foreign currencies	(23)
Futures contracts	(424,407)	23,794,467
Net gain (loss)		20,084,972
Net increase (decrease) in net assets resulting from operations		$ 20,183,311
Other Information Expense reductions Directed brokerage arrangements		$ 19,080
Custodian credits		357
		$ 19,437

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ 98,339	$ (3,279)
Net realized gain (loss)	(3,709,495)	139,917
Change in net unrealized appreciation (depreciation)	23,794,467	4,343,490
Net increase (decrease) in net assets resulting from operations	20,183,311	4,480,128
Distributions to shareholders From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(131,105)	(172,440)
Share transactions - net increase (decrease)	248,664,126	22,312,614
Total increase (decrease) in net assets	268,716,332	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period (including undistributed net investment income of $97,845 and $0, respectively)	$ 296,368,122	$ 27,651,790

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,954,588	$ 141,197,057	67,742	$ 873,931
Reinvested	507	8,466	755	10,914
Redeemed	(130,836)	(2,260,660)	(4,140)	(54,766)
Net increase (decrease)	7,824,259	$ 138,944,863	64,357	$ 830,079
Service Class Sold	5,632,594	$ 100,266,360	1,749,215	$ 22,631,585
Reinvested	7,312	121,968	11,186	161,526
Redeemed	(474,562)	(8,379,137)	(110,484)	(1,310,576)
Net increase (decrease)	5,165,344	$ 92,009,191	1,649,917	$ 21,482,535
Service Class 2 A Sold	1,052,073	$ 19,316,295	-	$ -
Reinvested	40	671	-	-
Redeemed	(99,362)	(1,606,894)	-	-
Net increase (decrease)	952,751	$ 17,710,072	-	$ -
Distributions
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 131,105		$ 172,440

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 E
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.00	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.62	5.05	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.82	$ 15.25	$ 10.31
Total Return B, C	23.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,444	$ 1,744	$ 516
Ratio of expenses to average net assets	.84% A	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.80% A, H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	.25% A	.01%	(.27)% A
Portfolio turnover	239% A	163%	125% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 F
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.01)	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.61	5.04	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.80	$ 15.24	$ 10.31
Total Return B, C	23.73%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 129,033	$ 25,908	$ 516
Ratio of expenses to average net assets	.92% A	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.88% A, H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.17% A	(.09)%	(.35)% A
Portfolio turnover	239% A	163%	125% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31, 1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	4.01
Total from investment operations	4.01
Less Distributions
In excess of net realized gain	(.05)
Net asset value, end of period	$ 18.78
Total Return B, C	27.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,891
Ratio of expenses to average net assets	1.07% A
Ratio of expenses to average net assets after expense reductions	1.04% A, F
Ratio of net investment income to average net assets	.02% A
Portfolio turnover	239% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	152,524,752.89	95.370
Against	1,456,201.90	0.911
Abstain	5,947,746.88	3.719
TOTAL	159,928,701.67	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	149,727,278.77	93.621
Against	2,405,860.33	1.505
Abstain	7,795,562.57	4.874
TOTAL	159,928,701.67	100.000

PROPOSAL 5

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,993,847.24	92.537
Against	3,567,046.24	2.231
Abstain	8,367,808.19	5.232
TOTAL	159,928,701.67	100.000

PROPOSAL 6

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,959,308.60	92.516
Against	3,629,590.53	2.269
Abstain	8,339,802.54	5.215
TOTAL	159,928,701.67	100.000

* Denotes trust-wide proposals and voting results.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Growth - Initial Class	26.26%	25.56%	20.08%
Russell 3000 ® Growth	25.86%	27.43%	19.49%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Portfolio - Initial Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $62,339 - a 523.39% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,313 - a 493.13% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Cisco Systems, Inc.	4.5
Intel Corp.	4.4
Pfizer, Inc.	3.6
General Electric Co.	2.9
Eli Lilly & Co.	2.6
18.0
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.6
Health	14.9
Finance	8.3
Media & Leisure	6.9
Utilities	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 98.4%
Short-Term Investments and Net Other Assets 1.6%

* Foreign investments 11.4%

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. Pretty well. For the six months that ended June 30, 2000, the fund posted a higher return than the Russell 3000 Growth Index, which returned 4.04%. For the 12 months that ended June 30, 2000, the fund also outperformed the index, which returned 25.86%.

Q. The period was marked by a high degree of volatility within the technology sector. How did this affect the fund?

A. Technology stocks performed well during the first half of the period, but succumbed to investor fears during much of the second as high valuations succumbed to the effects of higher interest rates, and the group suffered a significant downturn. The fund was underweighted in technology stocks relative to the Russell index, but nonetheless had just under 43% of its net assets in the sector at the end of the period. Many of its technology names were of the small-cap variety, and these stocks were among the hardest hit during the technology slide. On the plus side, the fund's positions in communications equipment providers such as Nokia and Ericsson helped. These stocks typically trade in line with technology, so their solid performance during the period was a pleasant surprise.

Q. Despite the volatility, some of the fund's bigger-cap technology names fared well . . .

A. The fund's stakes in market leaders such as Cisco Systems, EMC Corp. and Intel generated nice results. Cisco - the main player in the Internet infrastructure area - performed well on the heels of accelerating earnings and revenue growth. EMC, which specializes in data storage, also enjoyed strong earnings growth, and Intel benefited from a shortage of high-end microprocessors. Microsoft was one big-cap that didn't come through, however, as its performance was hampered by both the ongoing federal government case against it and a slowdown in the company's applications business. Microsoft also was in the process of implementing a new Internet strategy, and its success is yet to be proven.

Q. What other types of stocks contributed positively?

A. The fund's investments in the oil services group - including names such as Baker Hughes, Halliburton and Smith International - performed well. Oil prices remained at relatively high levels during the period, which made the return on exploration quite attractive. In addition, we've seen lower levels of exploration in recent years, indicating that activity will need to pick up in order to meet production estimates. These companies - which sell the equipment used to drill for oil - were in a solid position to benefit from this environment. Finally, the fund's underweighting in consumer nondurables positions worked out well relative to the index.

Q. At just under 15%, health stocks occupied the second-largest position - after technology - in the portfolio. How did this group perform?

A. The fund's health-related investments were spread mostly among drug and biotechnology stocks, and each group performed well. Drug stocks Eli Lilly - which had eight drugs in the latter stages of development - and Warner-Lambert were among the fund's better performers. Biotechnology stocks - particularly those involved in the field of human genomics - fell along with technology in April, but enjoyed a fairly good rebound as we closed the period. The fund's positions in Millennium Pharmaceuticals and Genentech provided a favorable boost.

Q. What's your outlook?

A. Technology has been the key market driver for some time, and the sector has been very unpredictable. Performance has bounced around depending on whether technology stocks have had a good week or a bad week. Earnings growth continues to be strong for technology, so the sector could do well if the economy slows and interest rates stabilize. Outside of technology, the key economic question is whether we're in for a soft landing - in which the economy slows, but in a gradual fashion - or a hard landing, which could translate into a recession. Obviously, a soft landing would be better. More stocks outside of tech could participate, and economically sensitive stocks would stand a chance. If we see a hard landing, I may look to add to the fund's consumer nondurables positions or to the drug stocks, both of which tend to perform well going into a recession.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of June 30, 2000, more than $20.2 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
BFGoodrich Co.	657,900	$ 22,409,719
Boeing Co.	1,827,800	76,424,888
Textron, Inc.	31,600	1,716,275
United Technologies Corp.	822,200	48,407,025
		148,957,907
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 0.2%
Cytec Industries, Inc. (a)	888,200	21,927,438
Lyondell Chemical Co.	1,473,400	24,679,450
		46,606,888
Metals & Mining - 0.4%
CommScope, Inc. (a)	1,266,100	51,910,100
Falconbridge Ltd.	802,500	9,892,351
Inco Ltd. (a)	1,402,000	21,496,386
Martin Marietta Materials, Inc.	143,900	5,818,956
		89,117,793
Packaging & Containers - 0.2%
Owens-Illinois, Inc. (a)	3,285,700	38,401,619
Paper & Forest Products - 0.5%
Kimberly-Clark Corp.	1,625,400	93,257,325
TOTAL BASIC INDUSTRIES		267,383,625
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	350,200	14,949,163
Engineering - 0.2%
Fluor Corp.	583,770	18,461,726
Stolt Offshore SA (a)	1,551,600	21,916,350
Stolt Offshore SA Class A sponsored ADR (a)	206,050	2,446,844
		42,824,920
TOTAL CONSTRUCTION & REAL ESTATE		57,774,083
DURABLES - 0.8%
Consumer Durables - 0.0%
Minnesota Mining & Manufacturing Co.	55,400	4,570,500
Consumer Electronics - 0.7%
Gemstar International Group Ltd. (a)	872,300	53,605,561
Pioneer Corp.	190,000	7,401,434
Sanyo Electric Co. Ltd.	822,000	7,396,605
Sony Corp.	837,300	78,967,860
		147,371,460

	Shares	Value (Note 1)
Textiles & Apparel - 0.1%
Shaw Industries, Inc.	1,045,400	$ 13,067,500
TOTAL DURABLES		165,009,460
ENERGY - 3.5%
Energy Services - 2.3%
Baker Hughes, Inc.	3,032,770	97,048,640
BJ Services Co. (a)	635,700	39,731,250
Coflexip SA sponsored ADR	928,500	56,174,250
Global Industries Ltd. (a)	406,300	7,668,913
Halliburton Co.	2,470,100	116,557,844
Smith International, Inc. (a)	868,950	63,270,422
Varco International, Inc. (a)	1,295,500	30,120,375
Weatherford International, Inc.	1,328,840	52,904,443
		463,476,137
Oil & Gas - 1.2%
Apache Corp.	679,200	39,945,450
Burlington Resources, Inc.	676,400	25,872,300
Grant Prideco, Inc. (a)	1,328,840	33,221,000
National-Oilwell, Inc. (a)	1,050,000	34,518,750
Newfield Exploration Co. (a)	1,396,300	54,630,238
Noble Affiliates, Inc.	1,435,000	53,453,750
		241,641,488
TOTAL ENERGY		705,117,625
FINANCE - 8.3%
Banks - 0.9%
Bank One Corp.	5,755,590	152,882,859
Chuo Mitsui Trust & Banking Co. Ltd.	3,483,000	15,177,760
Sumitomo Trust & Banking Ltd.	2,482,000	17,675,062
		185,735,681
Credit & Other Finance - 1.2%
American Express Co.	1,696,600	88,435,275
Associates First Capital Corp. Class A	3,188,900	71,152,331
Citigroup, Inc.	1,278,100	77,005,525
		236,593,131
Federal Sponsored Credit - 1.3%
Fannie Mae	3,578,100	186,732,094
Freddie Mac	1,969,500	79,764,750
		266,496,844
Insurance - 3.3%
Ace Ltd.	2,117,000	59,276,000
AFLAC, Inc.	881,600	40,498,500
Allmerica Financial Corp.	657,910	34,458,036
AMBAC Financial Group, Inc.	435,400	23,865,363
American International Group, Inc.	1,682,031	197,638,643
Everest Re Group Ltd.	1,198,800	39,410,550
Hartford Financial Services Group, Inc.	143,200	8,010,250
Marsh & McLennan Companies, Inc.	569,600	59,487,600
PartnerRe Ltd.	1,170,500	41,479,594
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
The Chubb Corp.	1,051,200	$ 64,648,800
XL Capital Ltd. Class A	1,922,400	104,049,900
		672,823,236
Securities Industry - 1.6%
Charles Schwab Corp.	3,193,650	107,386,481
Daiwa Securities Group, Inc.	5,334,000	70,435,770
Nikko Securities Co. Ltd.	5,626,000	55,718,735
Nomura Securities Co. Ltd.	3,836,000	93,891,911
		327,432,897
TOTAL FINANCE		1,689,081,789
HEALTH - 14.9%
Drugs & Pharmaceuticals - 13.3%
Abgenix, Inc. (a)	466,671	55,934,894
Alkermes, Inc. (a)	1,152,700	54,320,988
American Home Products Corp.	1,349,200	79,265,500
Bristol-Myers Squibb Co.	5,479,300	319,169,225
Cambridge Antibody Technology Group PLC (a)	598,796	26,887,857
Elan Corp. PLC sponsored ADR (a)	2,800,400	135,644,375
Eli Lilly & Co.	5,317,800	531,115,275
Exelixis, Inc.	534,300	17,832,263
Genentech, Inc.	791,300	136,103,600
Human Genome Sciences, Inc. (a)	525,300	70,061,888
Medarex, Inc. (a)	598,600	50,581,700
Merck & Co., Inc.	2,394,800	183,501,550
Millennium Pharmaceuticals, Inc. (a)	913,240	102,168,725
Pfizer, Inc.	15,050,025	722,401,200
Protein Design Labs, Inc. (a)	140,600	23,192,409
Schering-Plough Corp.	3,671,970	185,434,485
		2,693,615,934
Medical Equipment & Supplies - 1.2%
Cardinal Health, Inc.	1,739,400	128,715,600
Johnson & Johnson	697,400	71,047,625
Medtronic, Inc.	858,600	42,769,013
		242,532,238
Medical Facilities Management - 0.4%
HCA - The Healthcare Co.	1,859,800	56,491,425
HEALTHSOUTH Corp. (a)	2,273,300	16,339,344
		72,830,769
TOTAL HEALTH		3,008,978,941

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.0%
Electrical Equipment - 2.9%
Capstone Turbine Corp.	11,400	$ 513,713
General Electric Co.	11,108,200	588,734,600
		589,248,313
Industrial Machinery & Equipment - 0.1%
ASM Lithography Holding NV (a)	255,000	11,251,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		600,500,188
MEDIA & LEISURE - 6.9%
Broadcasting - 4.2%
AT&T Corp. - Liberty Media Group Class A (a)	2,554,380	61,943,715
Clear Channel Communications, Inc. (a)	1,191,300	89,347,500
Comcast Corp. Class A (special) (a)	2,027,300	82,105,650
Cox Communications, Inc. Class A (a)	1,380,400	62,894,475
EchoStar Communications Corp. Class A (a)	1,538,800	50,948,706
Mediacom Communications Corp. Class A	1,151,200	17,699,700
MediaOne Group, Inc. (a)	2,421,600	160,585,377
NTL, Inc. (a)	647,594	38,774,691
Time Warner, Inc.	2,574,468	195,659,568
UnitedGlobalCom, Inc. Class A (a)	928,200	43,393,350
USA Networks, Inc. (a)	2,526,700	54,639,888
		857,992,620
Entertainment - 0.9%
Viacom, Inc. Class B (non-vtg.) (a)	1,750,025	119,329,830
Walt Disney Co.	1,500,600	58,242,038
		177,571,868
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	1,293,100	49,784,350
Restaurants - 1.6%
Brinker International, Inc. (a)	1,974,900	57,765,825
Darden Restaurants, Inc.	2,937,700	47,737,625
McDonald's Corp.	3,556,900	117,155,394
Outback Steakhouse, Inc. (a)	2,031,250	59,414,063
Tricon Global Restaurants, Inc. (a)	834,760	23,581,970
Wendy's International, Inc.	838,100	14,928,656
		320,583,533
TOTAL MEDIA & LEISURE		1,405,932,371
NONDURABLES - 4.0%
Beverages - 1.4%
Coca-Cola Enterprises, Inc.	2,170,300	35,403,019
Pepsi Bottling Group, Inc.	2,176,500	63,526,594
The Coca-Cola Co.	3,240,600	186,131,963
		285,061,576
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - 0.4%
American Italian Pasta Co. Class A (a)	642,000	$ 13,281,375
Keebler Foods Co.	1,651,762	61,321,664
		74,603,039
Household Products - 1.0%
Clorox Co.	1,788,200	80,133,713
Colgate-Palmolive Co.	578,800	34,655,650
Procter & Gamble Co.	1,701,360	97,402,860
		212,192,223
Tobacco - 1.2%
Philip Morris Companies, Inc.	9,198,800	244,343,125
TOTAL NONDURABLES		816,199,963
PRECIOUS METALS - 0.4%
Barrick Gold Corp.	1,434,000	25,909,828
Homestake Mining Co.	2,249,300	15,463,938
Newmont Mining Corp.	1,472,000	31,832,000
Placer Dome, Inc.	1,426,100	13,389,254
TOTAL PRECIOUS METALS		86,595,020
RETAIL & WHOLESALE - 4.2%
Drug Stores - 0.4%
Walgreen Co.	2,329,560	74,982,713
General Merchandise Stores - 1.4%
Kohls Corp. (a)	1,211,100	67,367,438
Wal-Mart Stores, Inc.	3,864,300	222,680,288
		290,047,726
Grocery Stores - 0.4%
Safeway, Inc. (a)	1,715,200	77,398,400
Retail & Wholesale, Miscellaneous - 2.0%
Best Buy Co., Inc. (a)	1,651,000	104,425,750
Home Depot, Inc.	4,848,350	242,114,478
Tiffany & Co., Inc.	876,700	59,177,250
		405,717,478
TOTAL RETAIL & WHOLESALE		848,146,317
SERVICES - 0.3%
Advertising - 0.2%
TMP Worldwide, Inc. (a)	527,000	38,899,188
Services - 0.1%
Media Metrix, Inc. (a)	453,100	11,525,731
Register.com, Inc.	257,300	7,863,731
		19,389,462
TOTAL SERVICES		58,288,650

	Shares	Value (Note 1)
TECHNOLOGY - 42.6%
Communications Equipment - 11.0%
ADC Telecommunications, Inc. (a)	1,574,400	$ 132,052,800
Advanced Fibre Communications, Inc. (a)	332,100	15,048,281
Aspect Communications Corp. (a)	701,700	27,585,581
Ciena Corp. (a)	674,000	112,347,375
Cisco Systems, Inc. (a)	14,336,200	911,244,690
Comverse Technology, Inc. (a)	742,500	69,052,500
Corning, Inc.	710,900	191,854,138
Ditech Communications Corp.	490,700	46,401,819
Lucent Technologies, Inc.	5,005,635	296,583,874
Nokia AB sponsored ADR	2,526,800	126,182,075
Nortel Networks Corp.	3,470,160	240,719,643
Telefonaktiebolaget LM Ericsson sponsored ADR	3,149,200	62,984,000
		2,232,056,776
Computer Services & Software - 7.3%
Adobe Systems, Inc.	571,400	74,282,000
Affymetrix, Inc. (a)	324,900	53,649,113
Art Technology Group, Inc.	742,100	74,905,719
Automatic Data Processing, Inc.	1,415,500	75,817,719
BEA Systems, Inc. (a)	1,548,050	76,531,722
BroadVision, Inc. (a)	1,454,300	73,896,619
Citrix Systems, Inc. (a)	32,100	607,894
Data Return Corp.	130,300	3,778,700
Digex, Inc. Class A (c)	1,235,800	83,957,163
Electronic Arts, Inc. (a)	984,000	71,770,500
Healtheon/WebMD (a)	1,039,500	15,397,594
Inktomi Corp. (a)	295,000	34,883,750
Intertrust Technologies Corp.	874,400	17,979,850
Intuit, Inc. (a)	2,675,600	110,702,950
Microsoft Corp. (a)	2,735,523	218,841,840
Nuance Communications, Inc.	219,500	18,287,094
Oracle Corp. (a)	2,368,100	199,068,406
PeopleSoft, Inc. (a)	846,600	14,180,550
Razorfish, Inc. Class A (a)	524,200	8,419,963
Software.com, Inc.	256,900	33,364,888
Trans Cosmos, Inc.	153,800	23,094,662
Travelocity.com, Inc. (a)	466,200	7,634,025
Usinternetworking, Inc. (a)	573,800	11,727,038
VeriSign, Inc. (a)	485,907	85,762,586
VERITAS Software Corp. (a)	558,675	63,139,004
Viant Corp.	179,300	5,311,763
Vignette Corp. (a)	461,800	24,020,816
		1,481,013,928
Computers & Office Equipment - 10.6%
Brocade Communications Systems, Inc. (a)	427,500	78,439,570
CDW Computer Centers, Inc. (a)	1,554,400	97,150,000
Compaq Computer Corp.	2,698,000	68,967,625
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Dell Computer Corp. (a)	6,459,900	$ 318,553,819
EMC Corp. (a)	5,129,740	394,669,371
Gateway, Inc. (a)	1,011,000	57,374,250
Hewlett-Packard Co.	1,720,400	214,834,950
International Business Machines Corp.	2,986,500	327,208,406
Lexmark International Group, Inc. Class A (a)	742,800	49,953,300
MRV Communications, Inc. (a)	1,744,800	117,337,800
SCI Systems, Inc. (a)	1,534,500	60,133,219
Softbank Corp.	429,900	58,390,495
Sun Microsystems, Inc. (a)	3,416,100	310,651,594
		2,153,664,399
Electronic Instruments - 1.1%
Agilent Technologies, Inc.	1,702,760	125,578,550
Applied Materials, Inc. (a)	736,300	66,727,188
Varian, Inc. (a)	347,700	16,037,663
		208,343,401
Electronics - 12.6%
Advanced Micro Devices, Inc. (a)	565,000	43,646,250
Bookham Technology PLC sponsored ADR	577,500	34,216,875
Broadcom Corp. Class A (a)	396,000	86,699,250
Chartered Semiconductor Manufacturing Ltd. ADR	888,500	79,965,000
Intel Corp.	6,712,700	897,404,081
JDS Uniphase Corp. (a)	1,341,200	160,776,350
Kyocera Corp.	351,500	60,392,096
LSI Logic Corp. (a)	1,405,900	76,094,338
Marvell Technology Group Ltd. (a)	7,800	444,600
Micron Technology, Inc. (a)	1,485,400	130,808,038
Mitsubishi Electric Corp.	9,445,000	102,271,840
Motorola, Inc.	3,130,200	90,971,438
PMC-Sierra, Inc. (a)	291,000	51,707,063
Samsung Electronics Co. Ltd.	170,080	56,285,311
Sanmina Corp. (a)	1,014,700	86,756,850
SDL, Inc. (a)	248,800	70,954,650
Stratos Lightwave, Inc. (a)	8,100	225,788
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	1,796,354	69,608,718

	Shares	Value (Note 1)
Texas Instruments, Inc.	5,659,200	$ 388,716,300
Xilinx, Inc. (a)	857,800	70,822,113
		2,558,766,949
TOTAL TECHNOLOGY		8,633,845,453
TRANSPORTATION - 0.7%
Air Transportation - 0.2%
Southwest Airlines Co.	2,211,100	41,872,706
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	1,209,300	27,738,319
Canadian National Railway Co.	1,458,980	42,473,514
Union Pacific Corp.	684,000	25,436,250
		95,648,083
TOTAL TRANSPORTATION		137,520,789
UTILITIES - 6.5%
Cellular - 3.7%
AT&T Corp. - Wireless Group	1,172,100	32,672,288
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	723,050	128,567,328
China Unicom Ltd. sponsored ADR	2,673,200	56,805,500
Nextel Communications, Inc. Class A (a)	1,992,200	121,897,738
Sprint Corp. - PCS Group Series 1 (a)	1,787,180	106,337,210
Vodafone AirTouch PLC	32,309,376	133,881,853
Vodafone AirTouch PLC sponsored ADR	1,652,650	68,481,684
VoiceStream Wireless Corp. (a)	874,073	101,651,958
		750,295,559
Electric Utility - 0.8%
AES Corp. (a)	2,006,000	91,523,750
Calpine Corp. (a)	1,211,900	79,682,425
		171,206,175
Telephone Services - 2.0%
DDI Corp.	6,392	61,496,324
iBasis, Inc.	468,100	20,157,556
McLeodUSA, Inc. Class A (a)	3,343,800	69,174,863
Metromedia Fiber Network, Inc. Class A (a)	2,442,800	96,948,625
NEXTLINK Communications, Inc. Class A	1,691,593	64,174,809
Sprint Corp. - FON Group	756,000	38,556,000
TeraBeam Networks (d)	60,800	228,000
Time Warner Telecom, Inc. Class A	784,500	50,502,188
		401,238,365
TOTAL UTILITIES		1,322,740,099
TOTAL COMMON STOCKS (Cost $14,218,076,542)		19,952,072,280
Cash Equivalents - 3.7%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	296,344,139	$ 296,344,139
Taxable Central Cash Fund, 6.59% (b)	454,771,936	454,771,936
TOTAL CASH EQUIVALENTS (Cost $751,116,075)	751,116,075
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $14,969,192,617)	20,703,188,355
NET OTHER ASSETS - (2.1)%	(422,988,881)
NET ASSETS - 100%	$ 20,280,199,474
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Coflexip SA sponsored ADR	$ -	$ -	$ -	$ -
Digex, Inc. Class A	313,744	-	-	83,957,163
TOTALS	$ 313,744	$ -	$ -	$ 83,957,163
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 228,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,740,018,866 and $9,565,681,575, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $332,074 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $228,000 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $302,340,051. The fund received cash collateral of $296,344,139 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $21,215,000. The weighted average interest rate was 5.92%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.6%
Japan	3.2
Canada	1.7
United Kingdom	1.3
Others (individually less than 1%)	5.2
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $15,074,908,308. Net unrealized appreciation aggregated $5,628,280,047, of which $6,454,968,371 related to appreciated investment securities and $826,688,324 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $14,969,192,617) - See accompanying schedule		$ 20,703,188,355
Receivable for investments sold		154,406,528
Receivable for fund shares sold		13,515,281
Dividends receivable		13,538,228
Interest receivable		1,031,263
Other receivables		825,472
Total assets		20,886,505,127
Liabilities
Payable for investments purchased	$ 288,895,972
Payable for fund shares redeemed	10,484,314
Accrued management fee	9,499,178
Distribution fees payable	135,980
Other payables and accrued expenses	946,070
Collateral on securities loaned, at value	296,344,139
Total liabilities		606,305,653
Net Assets		$ 20,280,199,474
Net Assets consist of:
Paid in capital		$ 13,338,505,241
Distributions in excess of net investment income		(3,734,826)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,211,401,186
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,734,027,873
Net Assets		$ 20,280,199,474
Initial Class: Net Asset Value, offering price and redemption price per share ($18,566,075,419 ÷ 360,203,600 shares)		$51.54
Service Class: Net Asset Value, offering price and redemption price per share ($1,704,493,641 ÷ 33,165,225 shares)		$51.39
Service Class 2: Net Asset Value, offering price and redemption price per share ($9,630,414 ÷ 187,554 shares)		$51.35

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 52,399,181
Interest		4,779,796
Security lending		1,284,282
Total income		58,463,259
Expenses
Management fee	$ 54,947,825
Transfer agent fees	6,350,319
Distribution fees	652,691
Accounting and security lending fees	641,945
Non-interested trustees' compensation	68,264
Custodian fees and expenses	339,442
Registration fees	89,572
Audit	46,992
Legal	69,742
Interest	6,948
Miscellaneous	83,780
Total expenses before reductions	63,297,520
Expense reductions	(1,596,136)	61,701,384
Net investment income (loss)		(3,238,125)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,263,186,366
Foreign currency transactions	270,216	1,263,456,582
Change in net unrealized appreciation (depreciation) on:
Investment securities	(303,021,726)
Assets and liabilities in foreign currencies	10,711	(303,011,015)
Net gain (loss)		960,445,567
Net increase (decrease) in net assets resulting from operations		$ 957,207,442
Other Information Expense reductions Directed brokerage arrangements		$ 1,592,303
Custodian credits		3,833
		$ 1,596,136

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ (3,238,125)	$ 19,639,750
Net realized gain (loss)	1,263,456,582	2,028,922,212
Change in net unrealized appreciation (depreciation)	(303,011,015)	2,640,487,583
Net increase (decrease) in net assets resulting from operations	957,207,442	4,689,049,545
Distributions to shareholders From net investment income	(20,008,543)	(20,716,861)
From net realized gain	(2,010,393,014)	(1,302,572,634)
Total distributions	(2,030,401,557)	(1,323,289,495)
Share transactions - net increase (decrease)	3,294,652,295	3,313,015,561
Total increase (decrease) in net assets	2,221,458,180	6,678,775,611
Net Assets
Beginning of period	18,058,741,294	11,379,965,683
End of period (including under (over) distribution of net investment income of $(3,734,826) and $18,773,383, respectively)	$ 20,280,199,474	$ 18,058,741,294

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	36,209,385	$ 1,867,900,668	82,051,942	$ 3,738,420,624
Reinvested	38,128,847	1,912,161,690	31,299,165	1,303,923,236
Redeemed	(26,208,895)	(1,332,024,693)	(51,848,071)	(2,361,030,389)
Net increase (decrease)	48,129,337	$ 2,448,037,665	61,503,036	$ 2,681,313,471
Service Class Sold	14,784,762	$ 754,915,605	14,009,513	$ 648,480,975
Reinvested	2,363,626	118,228,594	465,535	19,366,259
Redeemed	(703,110)	(35,750,550)	(792,556)	(36,145,144)
Net increase (decrease)	16,445,278	$ 837,393,649	13,682,492	$ 631,702,090
Service Class 2 A Sold	191,871	$ 9,432,086	-	$ -
Reinvested	225	11,274	-	-
Redeemed	(4,542)	(222,379)	-	-
Net increase (decrease)	187,554	$ 9,220,981	-	$ -
Distributions From net investment income Initial Class		$ 19,026,484		$ 20,413,671
Service Class		981,965		303,190
Service Class 2 A		94		-
Total		$ 20,008,543		$ 20,716,861
From net realized gain Initial Class		$ 1,893,135,205		$ 1,283,509,565
Service Class		117,246,629		19,063,069
Service Class 2 A		11,180		-
Total		$ 2,010,393,014		$ 1,302,572,634
		$ 2,030,401,557		$ 1,323,289,495

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20	$ 21.69
Income from Investment Operations
Net investment income (loss)	(.01) D	.07 D	.08 D	.20 D	.22	.08
Net realized and unrealized gain (loss)	2.65	15.10	12.85	6.91	3.82	7.55
Total from investment operations	2.64	15.17	12.93	7.11	4.04	7.63
Less Distributions
From net investment income	(.06)	(.08)	(.19)	(.21)	(.08)	(.12)
From net realized gain	(5.97)	(5.03)	(4.97)	(.94)	(2.02)	-
Total distributions	(6.03)	(5.11)	(5.16)	(1.15)	(2.10)	(.12)
Net asset value, end of period	$ 51.54	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20
Total Return B, C	5.11%	37.44%	39.49%	23.48%	14.71%	35.36%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,566,075	$ 17,142,411	$ 11,243,824	$ 7,727,132	$ 6,086,424	$ 4,162,702
Ratio of expenses to average net assets	.65% A	.66%	.68%	.69%	.69%	.70%
Ratio of expenses to average net assets after expense reductions	.64% A, F	.65% F	.66% F	.67% F	.67% F	.70%
Ratio of net investment income (loss) to average net assets	(.03)% A	.14%	.21%	.58%	.81%	.37%
Portfolio turnover	101% A	84%	123%	113%	81%	108%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) D	(.03)	.02	.06	.03
Net realized and unrealized gain (loss)	2.64	15.07	12.83	.14
Total from investment operations	2.61	15.09	12.89	.17
Less Distributions
From net investment income	(.05)	(.08)	(.19)	-
From net realized gain	(5.97)	(5.03)	(4.97)	-
Total distributions	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 51.39	$ 54.80	$ 44.82	$ 37.09
Total Return B, C	5.06%	37.29%	39.38%	.46%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,704,494	$ 916,330	$ 136,142	$ 2,015
Ratio of expenses to average net assets	.76% A	.77%	.80%	.79% A
Ratio of expenses to average net assets after expense reductions	.74% A, F	.75% F	.75% F	.77% A, F
Ratio of net investment income (loss) to average net assets	(.13)% A	.04%	.15%	.70% A
Portfolio turnover	101% A	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 53.40
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	4.04
Total from investment operations	3.97
Less Distributions
From net investment income	(.05)
From net realized gain	(5.97)
Total distributions	(6.02)
Net asset value, end of period	$ 51.35
Total Return B, C	7.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,630
Ratio of expenses to average net assets	.94% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.31)% A
Portfolio turnover	101% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	10.22%	21.82%	24.63%
S&P 500 ®	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $33,511 - a 235.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Cisco Systems, Inc.	4.3
Viacom, Inc. Class B (non-vtg.)	4.1
McDonald's Corp.	2.9
BP Amoco PLC sponsored ADR	1.9
Exxon Mobil Corp.	1.8
15.0
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.9
Media & Leisure	13.0
Finance	12.0
Utilities	9.6
Energy	7.1
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 90.5%
Bonds 2.3%
Short-Term Investments and Net Other Assets 7.2%

* Foreign investments 15.5%

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund

Q. How did the fund perform, Will?

A. Performance was disappointing. For the six months that ended June 30, 2000, the fund trailed the Standard & Poor's 500 Index, which returned -0.42%. For the 12 months that ended June 30, 2000, the fund's performance topped the S&P 500, which returned 7.25%.

Q. What factors influenced the fund's performance during the six-month period?

A. The biggest drag on performance was the fund's low weighting in health stocks relative to the S&P 500. I kept the fund's exposure to the group at around half that of the index because the growth rates for health stocks were slowing. Health stocks rebounded during the period - returning around 25% - and the fund's low weighting ultimately hurt. Technology stocks, which accounted for approximately one-third of the S&P 500 at the end of the period, also played a key role. At the beginning of the period, I was concerned about high valuations and excessive speculation throughout the sector. As a result, I kept the fund underweighted relative to the index, and my decision to do so worked out well as technology stock prices corrected during April and May.

Q. What was your strategy in terms of the fund's technology investments?

A. I firmly believe that the Internet will be a major growth engine of the world economy for years to come. Dot-com stocks had been a major driver behind the market since mid-1998, but many of them were selling at valuations that drastically exceeded their potential earnings growth rates. When Internet stocks declined, the whole sector followed suit. At that time, I upgraded the fund's technology holdings by adding to its positions in leading technology names such as Cisco Systems and Nortel Networks, as well as emerging-but-profitable leaders such as Brocade Communications and Broadcom. These companies were well-positioned to benefit from the continued buildout of the Internet infrastructure. While the fund's investments in semiconductor names such as Micron Technology and Texas Instruments performed well during the period, a higher weighting in technology overall would have helped performance.

Q. The fund's emphasis on media and leisure stocks helped performance. Can you elaborate?

A. I viewed media stocks as beneficiaries of the Internet tidal wave, because I felt the Internet would serve as a significant outlet for media companies' content. Unlike many of the new dot-com companies, traditional media companies were producing positive earnings and cash flow. By investing in these stocks, the fund participated in the Internet investment theme, but with its risk limited by the real earnings and cash flow from these companies. This strategy proved wise, as the fund's investments in Time Warner and Viacom were particularly lucrative during the period. Consolidation also was prevalent throughout the media group, as America Online announced its intent to aquire Time Warner in January, and the Viacom-CBS merger produced better-than-expected results.

Q. Which stocks were disappointing?

A. McDonald's was a disappointment. I was initially attracted to the stock as a turnaround story, but the company's sales during the period were weaker than I had hoped. Rising interest rates hurt the stock of Home Depot, but the company continued to execute well and remained a core holding. Microsoft performed poorly during the period, as the ongoing federal government antitrust suit against the company and slowing revenue growth hurt its stock.

Q. What's your outlook?

A. The market remains extremely expensive. Price-to-earnings (P/E) ratios - which tell investors how much they're paying for a company's earnings power - have risen dramatically during the period and currently stand at almost twice their 75-year average. Corporate earnings thus far in 2000 have been very good - S&P earnings for the first quarter of 2000 were up 29% - but they may slow considering the six interest-rate hikes we've seen over the past year. Inflation is rising, but it remains under control. Against this uncertain backdrop, I'll try to concentrate on finding high-quality companies that are gaining market share, have sustainable competitive advantages and are in growing markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long term capital appreciation

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$10.2 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.2%
Aerospace & Defense - 0.1%
Boeing Co.	21,980	$ 919,039
Bombardier, Inc. Class B (non-vtg.)	237,100	6,437,974
Northrop Grumman Corp.	18,600	1,232,250
United Technologies Corp.	21,701	1,277,646
		9,866,909
Ship Building & Repair - 0.1%
General Dynamics Corp.	186,200	9,728,950
TOTAL AEROSPACE & DEFENSE		19,595,859
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Avery Dennison Corp.	332,400	22,312,350
Pharmacia Corp.	373,500	19,305,281
Sealed Air Corp. (a)	41,900	2,194,513
Spartech Corp.	172,600	4,660,200
Valspar Corp.	404,200	13,641,750
		62,114,094
Metals & Mining - 0.2%
Alcoa, Inc.	246,200	7,139,800
Broken Hill Proprietary Co. Ltd.	791,982	9,335,716
		16,475,516
Paper & Forest Products - 0.0%
Bowater, Inc.	6,500	286,813
TOTAL BASIC INDUSTRIES		78,876,423
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.1%
Fastenal Co.	101,600	5,143,500
Fortune Brands, Inc.	230,500	5,315,906
		10,459,406
Construction - 0.1%
Ashtead Group PLC	24,700	35,971
Jacobs Engineering Group, Inc. (a)	290,530	9,496,699
		9,532,670
Engineering - 0.0%
360networks, Inc. (sub. vtg.)	220,400	3,379,318
Tetra Tech, Inc. (a)	9,100	208,163
		3,587,481
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	984,513
Real Estate Investment Trusts - 0.3%
Equity Office Properties Trust	448,600	12,364,538
Equity Residential Properties Trust (SBI)	115,100	5,294,600
Glenborough Realty Trust, Inc.	213,600	3,724,650

	Shares	Value (Note 1)
Pinnacle Holdings, Inc. (a)	93,900	$ 5,070,600
Spieker Properties, Inc.	46,600	2,143,600
		28,597,988
TOTAL CONSTRUCTION & REAL ESTATE		53,162,058
DURABLES - 3.4%
Autos, Tires, & Accessories - 2.2%
Danaher Corp.	837,422	41,400,050
Gentex Corp. (a)	172,700	4,339,088
Goodyear Tire & Rubber Co.	22,500	450,000
Lear Corp. (a)	190,800	3,816,000
Midas, Inc.	304,800	6,096,000
Sonic Automotive, Inc. Class A (a)	50,000	534,375
SPX Corp.	1,053,141	127,364,240
Toyota Motor Corp.	305,000	13,895,020
TRW, Inc.	612,500	26,567,188
		224,461,961
Consumer Durables - 0.1%
Blyth, Inc.	69,000	2,035,500
Boyds Collection, Ltd. (a)	408,500	3,472,250
		5,507,750
Consumer Electronics - 1.1%
General Motors Corp. Class H (a)	232,100	20,366,775
Harman International Industries, Inc.	461,000	28,121,000
Pioneer Corp.	402,000	15,659,876
Sony Corp.	499,700	47,127,958
		111,275,609
Home Furnishings - 0.0%
Herman Miller, Inc.	86,900	2,248,538
The Bombay Company, Inc. (a)	429,100	1,260,481
		3,509,019
Textiles & Apparel - 0.0%
Delta Woodside Industries	88,700	194,031
Timberland Co. Class A (a)	7,600	538,175
Warnaco Group, Inc. Class A	571,100	4,426,025
		5,158,231
TOTAL DURABLES		349,912,570
ENERGY - 7.1%
Energy Services - 0.5%
Baker Hughes, Inc.	432,000	13,824,000
ENSCO International, Inc.	107,100	3,835,519
Global Marine, Inc.	117,300	3,306,394
Hanover Compressor Co. (a)	225,100	8,553,800
Schlumberger Ltd. (NY Shares)	286,600	21,387,525
		50,907,238
Oil & Gas - 6.6%
Alberta Energy Co. Ltd.	1,046,700	42,278,055
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Apache Corp.	402,000	$ 23,642,625
BP Amoco PLC sponsored ADR	3,497,532	197,829,154
Canada Occidental Petroleum Ltd.	559,700	15,178,625
Canadian Natural Resources Ltd. (a)	168,930	4,906,444
Chevron Corp.	408,600	34,654,388
Cooper Cameron Corp. (a)	22,900	1,511,400
Devon Energy Corp.	36,640	2,058,710
EOG Resources, Inc.	416,600	13,956,100
Exxon Mobil Corp.	2,329,171	182,839,924
Newfield Exploration Co. (a)	174,100	6,811,663
Royal Dutch Petroleum Co. (NY Shares)	534,900	32,929,781
Santa Fe Snyder Corp. (a)	257,300	2,926,788
Suncor Energy, Inc.	1,445,940	33,401,653
Talisman Energy, Inc. (a)	186,300	6,172,249
Tosco Corp.	651,000	18,431,438
TotalFinaElf SA sponsored ADR	526,823	40,466,592
Vastar Resources, Inc.	261,200	21,451,050
		681,446,639
TOTAL ENERGY		732,353,877
FINANCE - 12.0%
Banks - 1.6%
Bank of New York Co., Inc.	476,900	22,175,850
Bank One Corp.	1,587,400	42,165,313
Commerce Bancorp, Inc.	32,000	1,472,000
Fifth Third Bancorp	250,800	15,863,100
Firstar Corp.	806,100	16,978,481
M&T Bank Corp.	33,230	14,953,500
Mellon Financial Corp.	137,700	5,017,444
Northern Trust Corp.	249,000	16,200,563
PNC Financial Services Group, Inc.	74,400	3,487,500
Royal Bank of Scotland Group PLC	704,573	11,821,340
Wells Fargo & Co.	225,400	8,734,250
		158,869,341
Credit & Other Finance - 3.0%
American Express Co.	964,700	50,284,988
Associates First Capital Corp. Class A	2,427,604	54,165,914
Citigroup, Inc.	2,820,000	169,905,000
Concord EFS, Inc. (a)	144,500	3,757,000
Household International, Inc.	578,700	24,052,219
MBNA Corp.	93,100	2,525,338
		304,690,459
Federal Sponsored Credit - 0.8%
Fannie Mae	1,593,000	83,134,688
Freddie Mac	62,800	2,543,400
		85,678,088
Insurance - 4.5%
Ace Ltd.	170,200	4,765,600
AFLAC, Inc.	211,500	9,715,781

	Shares	Value (Note 1)
American International Group, Inc.	1,303,156	$ 153,120,830
Berkshire Hathaway, Inc. Class A (a)	1,683	90,545,400
Canada Life Financial Corp.	210,300	4,275,603
CIGNA Corp.	187,870	17,565,845
Everest Re Group Ltd.	80,200	2,636,575
Hartford Financial Services Group, Inc.	361,600	20,227,000
John Hancock Financial Services, Inc.	37,600	890,650
Marsh & McLennan Companies, Inc.	175,275	18,305,283
MetLife, Inc.	3,458,700	72,848,869
Mutual Risk Management Ltd.	24,200	418,963
PartnerRe Ltd.	135,300	4,794,694
PMI Group, Inc.	96,900	4,602,750
RenaissanceRe Holdings Ltd.	128,500	5,597,781
The Chubb Corp.	267,300	16,438,950
The St. Paul Companies, Inc.	151,500	5,169,938
XL Capital Ltd. Class A	442,500	23,950,313
Zenith National Insurance Corp.	127,700	2,713,625
		458,584,450
Savings & Loans - 0.5%
Golden West Financial Corp.	1,330,500	54,301,031
TCF Financial Corp.	55,200	1,417,950
		55,718,981
Securities Industry - 1.6%
AXA Financial, Inc.	20,600	700,400
Daiwa Securities Group, Inc.	5,186,000	68,481,421
Morgan Stanley Dean Witter & Co.	125,500	10,447,875
Nikko Securities Co. Ltd.	3,741,000	37,050,086
Nomura Securities Co. Ltd.	2,049,000	50,152,379
		166,832,161
TOTAL FINANCE		1,230,373,480
HEALTH - 7.0%
Drugs & Pharmaceuticals - 4.9%
Accredo Health, Inc. (a)	6,500	224,656
Allergan, Inc.	68,800	5,125,600
ALZA Corp. (a)	18,700	1,105,638
Amgen, Inc.	73,800	5,184,450
Cephalon, Inc. (a)	41,500	2,484,813
COR Therapeutics, Inc. (a)	18,600	1,586,813
Elan Corp. PLC sponsored ADR (a)	502,000	24,315,625
Eli Lilly & Co.	964,482	96,327,640
Forest Laboratories, Inc. (a)	75,600	7,635,600
Genentech, Inc.	334,460	57,527,120
Gilead Sciences, Inc. (a)	37,200	2,645,850
Immunex Corp. (a)	1,423,770	70,387,629
Medimmune, Inc. (a)	74,700	5,527,800
Pfizer, Inc.	3,194,575	153,339,600
Schering-Plough Corp.	1,426,900	72,058,450
		505,477,284
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	132,800	$ 2,913,300
Cardinal Health, Inc.	214,800	15,895,200
DENTSPLY International, Inc.	91,000	2,803,938
Edwards Lifesciences Corp. (a)	4,600	85,100
Guidant Corp. (a)	37,838	1,872,981
Medtronic, Inc.	949,300	47,287,006
Millipore Corp.	130,300	9,821,363
MiniMed, Inc. (a)	98,100	11,575,800
Novoste Corp. (a)	52,800	3,220,800
Novoste Corp. (a)(d)	167,000	10,187,000
ORATEC Interventions, Inc.	67,400	2,249,475
Patterson Dental Co. (a)	470,100	23,975,100
Priority Healthcare Corp. (a)	7,100	527,619
Smith & Nephew PLC	1,658,322	6,138,246
Varian Medical Systems, Inc. (a)	425,500	16,647,688
		155,200,616
Medical Facilities Management - 0.6%
Chronimed, Inc.	2,100	15,488
HCA - The Healthcare Co.	233,400	7,089,525
Health Management Associates, Inc. Class A (a)	119,800	1,564,888
Oxford Health Plans, Inc. (a)	205,200	4,886,325
UnitedHealth Group, Inc.	484,900	41,580,175
Universal Health Services, Inc. Class B (a)	40,700	2,665,850
		57,802,251
TOTAL HEALTH		718,480,151
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Electrical Equipment - 1.3%
Alcatel SA sponsored ADR	617,150	41,040,475
Allen Telecom, Inc. (a)	479,500	8,481,156
American Power Conversion Corp. (a)	16,700	681,569
General Electric Co.	381,300	20,208,900
Hutchison Whampoa Ltd.	993,900	12,494,510
Koninklijke Philips Electronics NV (NY Shares)	414,200	19,674,500
Littelfuse, Inc. (a)	3,700	181,300
Loral Space & Communications Ltd. (a)	846,933	5,875,598
Pinnacle Systems (a)	439,700	9,886,380
Rayovac Corp. (a)	553,950	12,394,631
Roper Industries, Inc.	118,700	3,041,688
		133,960,707
Industrial Machinery & Equipment - 0.1%
Exide Corp.	100	800
Mettler-Toledo International, Inc. (a)	153,700	6,148,000

	Shares	Value (Note 1)
MSC Industrial Direct, Inc. (a)	57,500	$ 1,203,906
Sandvik AB	56,300	1,184,960
		8,537,666
Pollution Control - 0.1%
Waste Management, Inc.	387,600	7,364,400
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		149,862,773
MEDIA & LEISURE - 13.0%
Broadcasting - 3.2%
American Tower Corp. Class A (a)	2,553,250	106,438,609
AT&T Corp. - Liberty Media Group Class A (a)	1,471,816	35,691,538
Carlton Communications PLC	1,628,640	21,000,498
Clear Channel Communications, Inc. (a)	148,700	11,152,500
Cox Radio, Inc. Class A (a)	191,500	5,362,000
Grupo Televisa SA de CV sponsored GDR (a)	139,200	9,596,100
Infinity Broadcasting Corp. Class A (a)	2,899,160	105,638,143
Time Warner, Inc.	337,903	25,680,628
Westwood One, Inc.	263,800	9,002,175
		329,562,191
Entertainment - 5.4%
Fox Entertainment Group, Inc. Class A (a)	533,700	16,211,138
MGM Grand, Inc.	317,200	10,190,050
Park Place Entertainment Corp. (a)	922,700	11,245,406
Premier Parks, Inc. (a)	553,900	12,601,225
Viacom, Inc.:
Class A (a)	475,100	32,484,963
Class B (non-vtg.) (a)	6,230,551	424,845,696
Walt Disney Co.	1,303,620	50,596,751
		558,175,229
Leisure Durables & Toys - 0.5%
Callaway Golf Co.	622,800	10,159,425
Harley-Davidson, Inc.	794,600	30,592,100
Mattel, Inc.	608,000	8,018,000
		48,769,525
Lodging & Gaming - 0.3%
Aztar Corp. (a)	57,500	891,250
Starwood Hotels & Resorts Worldwide, Inc. unit	911,100	29,667,694
		30,558,944
Publishing - 0.5%
Harte Hanks Communications, Inc.	19,500	487,500
McGraw-Hill Companies, Inc.	280,900	15,168,600
PRIMEDIA, Inc. (a)	275,200	6,260,800
Reader's Digest Association, Inc. Class A (non-vtg.)	653,640	25,982,190
United News & Media PLC	90,900	1,310,005
		49,209,095
Restaurants - 3.1%
CEC Entertainment, Inc. (a)	196,000	5,022,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
McDonald's Corp.	9,129,400	$ 300,699,613
Outback Steakhouse, Inc. (a)	45,350	1,326,488
Pizzaexpress PLC	20,902	200,080
PJ America, Inc. (a)(c)	581,700	5,671,575
Ryan's Family Steak Houses, Inc. (a)	188,500	1,590,469
		314,510,725
TOTAL MEDIA & LEISURE		1,330,785,709
NONDURABLES - 3.0%
Foods - 1.9%
Booker PLC (a)	2,151,689	4,724,802
Earthgrains Co.	840,100	16,329,444
General Mills, Inc.	264,200	10,105,650
Keebler Foods Co.	859,200	31,897,800
Nestle SA (Reg.)	7,933	15,859,200
PepsiCo, Inc.	548,700	24,382,856
Quaker Oats Co.	846,000	63,555,750
Sysco Corp.	394,400	16,614,100
Wm. Wrigley Jr. Co.	80,700	6,471,131
		189,940,733
Household Products - 1.1%
Avon Products, Inc.	1,140,300	50,743,350
Colgate-Palmolive Co.	936,400	56,066,950
Estee Lauder Companies, Inc.	182,400	9,017,400
Yankee Candle Co., Inc.	61,800	1,336,425
		117,164,125
TOTAL NONDURABLES		307,104,858
PRECIOUS METALS - 0.9%
Barrick Gold Corp.	2,174,060	39,281,395
Franco Nevada Mining Corp. Ltd.	1,499,464	17,319,037
Gold Fields Ltd.	932,600	3,658,873
Newmont Mining Corp.	773,100	16,718,288
Placer Dome, Inc.	1,698,845	15,949,980
		92,927,573
RETAIL & WHOLESALE - 4.6%
Apparel Stores - 0.8%
Charming Shoppes, Inc. (a)	1,479,600	7,536,713
Claire's Stores, Inc.	304,800	5,867,400
Talbots, Inc.	344,700	18,936,956
The Limited, Inc.	783,800	16,949,675

	Shares	Value (Note 1)
TJX Companies, Inc.	1,762,400	$ 33,045,000
Venator Group, Inc. (a)	2,300	23,575
		82,359,319
Drug Stores - 1.6%
CVS Corp.	3,220,202	128,808,080
Rite Aid Corp.	173,400	1,137,938
Walgreen Co.	1,136,600	36,584,313
		166,530,331
General Merchandise Stores - 0.5%
Costco Wholesale Corp. (a)	415,400	13,708,200
Dollar Tree Stores, Inc. (a)	173,450	6,862,116
JCPenney Co., Inc.	651,700	12,015,719
Kohls Corp. (a)	232,500	12,932,813
Michaels Stores, Inc. (a)	74,300	3,403,869
Stein Mart, Inc. (a)	241,400	2,474,350
Tuesday Morning Corp. (a)	250,900	2,634,450
		54,031,517
Grocery Stores - 0.2%
Fleming Companies, Inc.	556,356	7,267,400
Iceland Group PLC	470,067	1,987,743
Krispy Kreme Doughnuts, Inc.	6,500	477,750
Safeway PLC	1,616,114	6,300,727
		16,033,620
Retail & Wholesale, Miscellaneous - 1.5%
Bed Bath & Beyond, Inc. (a)	856,100	31,033,625
Best Buy Co., Inc. (a)	382,400	24,186,800
Good Guys, Inc. (a)	28,700	104,038
Guitar Center, Inc. (a)	18,200	191,100
Home Depot, Inc.	1,625,290	81,162,919
Staples, Inc. (a)	1,420,350	21,837,881
		158,516,363
TOTAL RETAIL & WHOLESALE		477,471,150
SERVICES - 1.0%
Advertising - 0.5%
Getty Images, Inc. (a)	48,200	1,786,413
Interpublic Group of Companies, Inc.	55,700	2,395,100
Omnicom Group, Inc.	194,240	17,299,500
TMP Worldwide, Inc. (a)	8,300	612,644
Young & Rubicam, Inc.	499,300	28,553,719
		50,647,376
Educational Services - 0.0%
Apollo Group, Inc. Class A (a)	70,700	1,979,600
Printing - 0.1%
Reynolds & Reynolds Co. Class A	134,000	2,445,500
Valassis Communications, Inc. (a)	32,700	1,246,688
		3,692,188
Services - 0.4%
Carlisle Holdings Ltd. (a)	205,500	1,509,141
Gartner Group, Inc. Class B (a)	38,777	382,923
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Learning Tree International, Inc. (a)	2,800	$ 171,500
NOVA Corp. (a)	312,600	8,733,263
Professional Detailing, Inc. (a)	9,500	323,594
Robert Half International, Inc. (a)	130,000	3,705,000
Storagenetworks, Inc.	5,400	487,350
True North Communications	58,100	2,556,400
Viad Corp.	967,812	26,372,877
		44,242,048
TOTAL SERVICES		100,561,212
TECHNOLOGY - 23.9%
Communications Equipment - 7.3%
ADC Telecommunications, Inc. (a)	552,700	46,357,713
Advanced Fibre Communications, Inc. (a)	24,400	1,105,625
Andrew Corp. (a)	111,000	3,725,438
Centillium Communications, Inc. (a)	14,400	993,600
Ciena Corp. (a)	37,800	6,300,788
Cisco Systems, Inc. (a)	6,866,788	436,470,182
Comverse Technology, Inc. (a)	41,600	3,868,800
Corning, Inc.	275,700	74,404,538
Jabil Circuit, Inc. (a)	73,600	3,652,400
NEC Corp.	210,000	6,595,926
Nokia AB sponsored ADR	1,072,400	53,552,975
Nortel Networks Corp.	1,352,190	93,799,333
Plantronics, Inc. (a)	56,600	6,537,300
Tellabs, Inc. (a)	239,500	16,390,781
		753,755,399
Computer Services & Software - 5.1%
Adobe Systems, Inc.	1,016,100	132,093,000
Amdocs Ltd. (a)	170,200	13,062,850
Art Technology Group, Inc.	15,700	1,584,719
Automatic Data Processing, Inc.	1,439,900	77,124,644
BEA Systems, Inc. (a)	16,200	800,888
Black Box Corp. (a)	203,600	16,119,394
BroadVision, Inc. (a)	176,500	8,968,406
Ceridian Corp. (a)	101,020	2,430,794
Computer Sciences Corp. (a)	209,200	15,624,625
DST Systems, Inc. (a)	136,700	10,406,288
E.piphany, Inc.	37,200	3,987,375
Electronic Data Systems Corp.	536,100	22,114,125
Exodus Communications, Inc. (a)	107,900	4,970,144
Extensity, Inc.	4,900	167,825
Fiserv, Inc. (a)	101,800	4,402,850
Forsoft Ltd. (a)(c)	831,800	6,446,450
Foundry Networks, Inc.	90,600	9,966,000
Go2Net, Inc. (a)	148,100	7,451,281
Infonet Services Corp. Class B	361,320	4,313,258
Macromedia, Inc. (a)	208,400	20,149,675
Mentor Graphics Corp. (a)	230,400	4,579,200
Micromuse, Inc. (a)	42,000	6,950,344

	Shares	Value (Note 1)
Microsoft Corp. (a)	59,070	$ 4,725,600
National Computer Systems, Inc.	130,500	6,427,125
National Instrument Corp. (a)	28,500	1,243,313
Nuance Communications, Inc.	43,200	3,599,100
Oracle Corp. (a)	298,900	25,126,281
Paychex, Inc.	61,500	2,583,000
Polycom, Inc. (a)	127,250	11,973,430
Rational Software Corp. (a)	413,600	38,438,950
SEI Investments Co.	46,600	1,855,263
Siebel Systems, Inc. (a)	74,900	12,250,831
Software.com, Inc.	48,800	6,337,900
The Bisys Group (a)	58,900	3,622,350
Unisys Corp. (a)	1,682,358	24,499,338
VeriSign, Inc. (a)	14,500	2,559,250
Vignette Corp. (a)	16,900	879,064
webMethods, Inc.	13,200	2,074,875
		521,909,805
Computers & Office Equipment - 4.2%
Apple Computer, Inc. (a)	199,300	10,438,338
Brocade Communications Systems, Inc. (a)	520,000	95,411,875
Canon, Inc.	406,000	20,452,251
CDW Computer Centers, Inc. (a)	61,700	3,856,250
Copper Mountain Networks, Inc.	66,100	5,825,063
Dell Computer Corp. (a)	432,100	21,307,931
Diebold, Inc.	346,000	9,644,750
EMC Corp. (a)	249,600	19,203,600
Extreme Networks, Inc. (a)	22,300	2,352,650
Handspring, Inc.	12,700	342,900
Hewlett-Packard Co.	738,050	92,163,994
Insight Enterprises, Inc. (a)	108,800	6,453,200
Juniper Networks, Inc.	77,600	11,295,650
Network Appliance, Inc. (a)	34,500	2,777,250
Oak Technology, Inc. (a)	162,800	3,510,375
Palm, Inc.	318,200	10,619,925
RSA Security, Inc. (a)	82,800	5,733,900
Sun Microsystems, Inc. (a)	851,700	77,451,469
Symbol Technologies, Inc.	510,860	27,586,440
		426,427,811
Electronic Instruments - 1.9%
Agilent Technologies, Inc.	1,010,574	74,529,833
LAM Research Corp. (a)	200	7,500
Lernout & Hauspie Speech Products NV (a)	129,600	5,710,500
Novellus Systems, Inc. (a)	276,300	15,628,219
PerkinElmer, Inc.	48,250	3,190,531
Tektronix, Inc.	82,300	6,090,200
Teradyne, Inc. (a)	143,800	10,569,300
Thermo Electron Corp. (a)	1,149,050	24,201,866
Waters Corp. (a)	480,600	59,984,888
		199,912,837
Electronics - 5.4%
Altera Corp. (a)	152,900	15,586,244
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Amphenol Corp. Class A (a)	62,100	$ 4,110,244
Analog Devices, Inc. (a)	224,200	17,039,200
Arrow Electronics, Inc. (a)	52,100	1,615,100
Broadcom Corp. Class A (a)	94,900	20,777,169
Conexant Systems, Inc. (a)	68,500	3,330,813
Fairchild Semiconductor International, Inc. Class A	62,000	2,511,000
Flextronics International Ltd. (a)	178,000	12,226,375
Infineon Technologies AG sponsored ADR (a)	561,500	44,498,875
Intel Corp.	24,580	3,286,039
Intersil Holding Corp. Class A	134,400	7,266,000
JDS Uniphase Corp. (a)	50,900	6,101,638
Kyocera Corp.	232,600	39,963,589
Linear Technology Corp.	347,900	22,243,856
LSI Logic Corp. (a)	152,400	8,248,650
Merix Corp. (a)	20,700	972,900
Micron Technology, Inc. (a)	1,457,600	128,359,900
Molex, Inc. Class A	143,200	5,012,000
National Semiconductor Corp. (a)	46,700	2,650,225
NVIDIA Corp. (a)	277,600	17,644,950
Power-One, Inc. (a)	45,500	5,184,156
Sanmina Corp. (a)	130,600	11,166,300
STMicroelectronics NV (NY Shares)	234,600	15,058,388
TDK Corp.	67,000	9,631,013
Texas Instruments, Inc.	1,479,200	101,602,550
Vitesse Semiconductor Corp. (a)	280,800	20,656,350
Xilinx, Inc. (a)	213,500	17,627,094
Zoran Corp. (a)	162,400	10,708,250
		555,078,868
TOTAL TECHNOLOGY		2,457,084,720
TRANSPORTATION - 1.5%
Air Transportation - 0.5%
Continental Airlines, Inc. Class B (a)	385,900	18,137,300
Ryanair Holdings PLC sponsored ADR (a)	341,700	12,472,050
Southwest Airlines Co.	1,265,387	23,963,266
		54,572,616
Railroads - 0.1%
Canadian Pacific Ltd.	245,200	6,359,797
Trucking & Freight - 0.9%
C.H. Robinson Worldwide, Inc.	418,700	20,725,650
Expeditors International of Washington, Inc.	229,400	10,896,500
Forward Air Corp. (a)	17,200	688,000
Ocean Group PLC(OLD)	1,781,680	29,460,613

	Shares	Value (Note 1)
Swift Transportation Co., Inc. (a)	1,093,300	$ 15,306,200
United Parcel Service, Inc. Class B	281,700	16,620,300
		93,697,263
TOTAL TRANSPORTATION		154,629,676
UTILITIES - 9.6%
Cellular - 4.8%
AT&T Corp. - Wireless Group	939,700	26,194,138
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	37,300	6,632,406
Crown Castle International Corp. (a)	494,800	18,060,200
Dobson Communications Corp. Class A	69,600	1,339,800
Nextel Communications, Inc. Class A (a)	1,869,900	114,414,506
NTT DoCoMo, Inc.	1,141	30,887,287
Sprint Corp. - PCS Group Series 1 (a)	2,093,000	124,533,500
Triton PCS Holdings, Inc. Class A	439,730	25,394,408
Vodafone AirTouch PLC sponsored ADR	3,203,400	132,740,888
VoiceStream Wireless Corp. (a)	46,750	5,436,879
		485,634,012
Electric Utility - 0.7%
AES Corp. (a)	1,018,900	46,487,313
Calpine Corp. (a)	130,700	8,593,525
DPL, Inc.	68,800	1,509,300
Duke Energy Corp.	128,400	7,238,550
Northern States Power Co.	313,400	6,326,763
NRG Energy, Inc.	248,100	4,527,825
		74,683,276
Gas - 0.5%
Dynegy, Inc. Class A	700,656	47,863,563
Enron Corp.	61,300	3,953,850
		51,817,413
Telephone Services - 3.6%
Allegiance Telecom, Inc. (a)	231,280	14,801,920
BellSouth Corp.	1,588,200	67,697,025
Cable & Wireless PLC sponsored ADR	734,900	36,790,931
DDI Corp.	2,103	20,232,598
Energis PLC (a)	219,335	8,245,079
McLeodUSA, Inc. Class A (a)	2,005,074	41,479,968
Metromedia Fiber Network, Inc. Class A (a)	56,300	2,234,406
NEXTLINK Communications, Inc. Class A	492,400	18,680,425
Nippon Telegraph & Telephone Corp.	3,410	45,350,879
Qwest Communications International, Inc. (a)	889,944	44,219,093
SBC Communications, Inc.	69,106	2,988,835
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
Time Warner Telecom, Inc. Class A	80,203	$ 5,163,068
U.S. WEST, Inc.	730,400	62,631,800
		370,516,027
TOTAL UTILITIES		982,650,728
TOTAL COMMON STOCKS (Cost $7,454,454,140)		9,235,832,817
U.S. Treasury Obligations - 2.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.6% to 5.62% 8/17/00 (e)	-	$ 2,000,000	1,985,950
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa	22,500,000	20,636,775
6.125% 11/15/27	Aaa	63,000,000	62,862,030
6.375% 8/15/27	Aaa	66,000,000	67,969,440
6.5% 11/15/26	Aaa	20,000,000	20,890,600
6.75% 8/15/26	Aaa	9,900,000	10,653,291
6.875% 8/15/25	Aaa	36,500,000	39,779,160
7.625% 2/15/25	Aaa	9,500,000	11,233,750
TOTAL U.S. TREASURY OBLIGATIONS (Cost $235,882,664)			236,010,996
Cash Equivalents - 7.4%
	Shares
Central Cash Collateral Fund, 6.71% (b)	125,228,100	125,228,100
Taxable Central Cash Fund, 6.59% (b)	628,988,088	628,988,088
TOTAL CASH EQUIVALENTS (Cost $754,216,188)		754,216,188
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $8,444,552,992)		10,226,060,001
NET OTHER ASSETS - 0.3%		32,329,993
NET ASSETS - 100%		$ 10,258,389,994
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
150 S&P 500 Stock Index Contracts	Sept. 2000	$ 55,053,750	$ (206,670)
The face value of futures purchased as a percentage of net assets - 0.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ -	$ -	$ 6,446,450
PJ America, Inc.	-	-	-	5,671,575
TOTALS	$ -	$ -	$ -	$ 12,118,025

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,187,000 or 0.1%
of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,985,950.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $8,415,238,617 and $8,270,968,679, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $740,575,595 and $702,738,997, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $336,878 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $122,412,563. The fund received cash collateral of $125,228,100 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.5%
United Kingdom	4.6
Japan	3.9
Canada	2.9
Others (individually less than 1%)	4.1
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $8,536,447,288. Net unrealized appreciation aggregated $1,689,612,713, of which $2,107,965,785 related to appreciated investment securities and $418,353,072 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $8,444,552,992) - See accompanying schedule		$ 10,226,060,001
Foreign currency held at value (cost $3,198,136)		3,200,762
Receivable for investments sold		227,343,121
Receivable for fund shares sold		5,795,420
Dividends receivable		6,174,594
Interest receivable		8,752,007
Receivable for daily variation on futures contracts		394,650
Other receivables		1,705,788
Total assets		10,479,426,343
Liabilities
Payable for investments purchased	$ 88,850,142
Payable for fund shares redeemed	1,847,512
Accrued management fee	4,877,662
Distribution fees payable	94,923
Other payables and accrued expenses	138,010
Collateral on securities loaned, at value	125,228,100
Total liabilities		221,036,349
Net Assets		$ 10,258,389,994
Net Assets consist of:
Paid in capital		$ 8,001,539,614
Undistributed net investment income		28,658,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		446,882,094
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,781,310,080
Net Assets		$ 10,258,389,994
Initial Class: Net Asset Value, offering price and redemption price per share ($9,119,275,383 ÷ 363,406,993 shares)		$25.09
Service Class: Net Asset Value, offering price and redemption price per share ($1,110,439,215 ÷ 44,361,957 shares)		$25.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($28,675,396 ÷ 1,146,087 shares)		$25.02

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 27,621,948
Interest		31,147,532
Security lending		1,347,457
Total income		60,116,937
Expenses
Management fee	$ 28,674,384
Transfer agent fees	3,272,693
Distribution fees	484,572
Accounting and security lending fees	450,247
Non-interested trustees' compensation	15,815
Custodian fees and expenses	315,685
Registration fees	43,475
Audit	31,520
Legal	36,304
Miscellaneous	70,060
Total expenses before reductions	33,394,755
Expense reductions	(1,509,996)	31,884,759
Net investment income		28,232,178
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	529,036,819
Foreign currency transactions	41,699
Futures contracts	(2,603,401)	526,475,117
Change in net unrealized appreciation (depreciation) on:
Investment securities	(684,382,795)
Assets and liabilities in foreign currencies	11,087
Futures contracts	(216,147)	(684,587,855)
Net gain (loss)		(158,112,738)
Net increase (decrease) in net assets resulting from operations		$ (129,880,560)
Other Information Expense reductions Directed brokerage arrangements		$ 1,501,131
Custodian credits		8,865
		$ 1,509,996

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 28,232,178	$ 37,064,074
Net realized gain (loss)	526,475,117	1,238,554,251
Change in net unrealized appreciation (depreciation)	(684,587,855)	533,893,873
Net increase (decrease) in net assets resulting from operations	(129,880,560)	1,809,512,198
Distributions to shareholders From net investment income	(34,082,876)	(32,779,255)
From net realized gain	(1,237,208,385)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	1,879,217,135	1,702,847,259
Total increase (decrease) in net assets	478,045,314	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $28,658,206 and $34,775,260, respectively)	$ 10,258,389,994	$ 9,780,344,680

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	31,827,829	$ 821,871,536	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(22,956,691)	(590,350,809)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	54,524,472	$ 1,393,398,071	47,451,606	$ 1,182,789,864
Service Class Sold	14,727,745	$ 380,358,381	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,238	291,308	6,968,091
Redeemed	(1,309,500)	(32,733,410)	(669,866)	(17,161,230)
Net increase (decrease)	17,724,120	$ 456,994,209	20,390,180	$ 520,057,395
Service Class 2 A Sold	1,156,782	$ 29,090,053	-	$ -
Reinvested	1,759	44,679	-	-
Redeemed	(12,454)	(309,877)	-	-
Net increase (decrease)	1,146,087	$ 28,824,855	-	$ -
Distributions From net investment income Initial Class		$ 31,149,527		$ 31,943,084
Service Class		2,932,151		836,171
Service Class 2 A		1,198		-
Total		$ 34,082,876		$ 32,779,255
From net realized gain Initial Class		$ 1,130,727,819		$ 234,249,282
Service Class		106,437,085		6,131,920
Service Class 2 A		43,481		-
Total		$ 1,237,208,385		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79	$ 10.00
Income from Investment Operations
Net investment income	.07 C	.12 C	.13 C	.16 C	.14	.06
Net realized and unrealized gain (loss)	(.40)	5.59	5.54	3.73	2.76	3.91
Total from investment operations	(.33)	5.71	5.67	3.89	2.90	3.97
Less Distributions
From net investment income	(.10)	(.12)	(.14)	(.14)	-	(.06)
From net realized gain	(3.63)	(.88)	(1.03)	(.37)	(.13)	(.12)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)	(.18)
Net asset value, end of period	$ 25.09	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Total Return B, G	(1.31)%	24.25%	29.98%	24.14%	21.22%	39.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,119,275	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103	$ 877,000
Ratio of expenses to average net assets	.66% A	.67%	.70%	.71%	.74%	.72%
Ratio of expenses to average net assets after expense reductions	.63% A, F	.65% F	.66% F	.68% F	.71% F	.72%
Ratio of net investment income to average net assets	.58% A	.48%	.62%	.90%	1.33%	1.07%
Portfolio turnover	178% A	172%	201%	142%	178%	132%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 D
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income C	.06	.10	.11	.03
Net realized and unrealized gain (loss)	(.40)	5.58	5.55	(.09)
Total from investment operations	(.34)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.10)	(.12)	(.14)	-
From net realized gain	(3.63)	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 25.03	$ 29.10	$ 24.42	$ 19.93
Total Return B, G	(1.36)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,110,439	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76% A	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.73% A, F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.47% A	.37%	.53%	1.14% A
Portfolio turnover	178% A	172%	201%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

E For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income C	.04
Net realized and unrealized gain (loss)	.51 G
Total from investment operations	.55
Less Distributions
From net investment income	(.10)
From net realized gain	(3.63)
Total distributions	(3.73)
Net asset value, end of period	$ 25.02
Total Return B, F	1.75%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 28,675
Ratio of expenses to average net assets	.91% A
Ratio of expenses to average net assets after expense reductions	.88% A, E
Ratio of net investment income to average net assets	.32% A
Portfolio turnover	178% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Initial Class	-5.65%	16.68%	18.58%
S&P 500 ®	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,499 - a 154.99% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.2
Cisco Systems, Inc.	4.2
Eli Lilly & Co.	2.9
Intel Corp.	2.7
Oracle Corp.	2.4
16.4
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.8
Finance	11.8
Health	10.3
Energy	6.4
Utilities	5.8
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 93.6%
Short-Term Investments and Net Other Assets 6.4%

* Foreign investments 10.0%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunitites Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bettina Doulton became Portfolio Manager of Growth Opportunities Portfolio on February 1, 2000.

Q. How did the fund perform, Bettina?

A. For the six-month period ending June 30, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -0.42%. For the 12-month period that ended June 30, 2000, the fund also trailed the S&P 500, which returned 7.25%.

Q. Why did the fund underperform its benchmark?

A. Early in the period, the fund was considerably underweighted in technology and telecommunications - the sectors that drove equity markets to record heights. Our lack of exposure here was a big detractor from performance. After taking over the fund in February, I repositioned it to be more in line with expectations - with more of a growth emphasis than a value proposition - and increased the tech position to approximately 43% of net assets at the end of the period, compared to just over 16% six months ago.

Q. Was that strategy successful?

A. On a short-term basis, the repositioning seemed poorly timed. Fund performance was negatively affected by the massive rotation away from technology that began in mid-March and lasted through the end of May. Several factors contributed to the tech sell-off: interest-rate hikes, fears of a slowdown in earnings growth, high valuations and illiquidity. Tech stocks did rebound in June, however, and the fund more than doubled the return of the S&P for the month.

Q. What other changes did you make to the fund since taking over?

A. In light of margin pressures and credit concerns in the finance sector, I reduced the sector's aggregate weighting to 11.8% of net assets compared to 20.6% six months ago. I also shifted the sector's asset allocation, reducing the fund's positions in regional banks, mortgage insurance companies and GSEs - government-sponsored enterprises such as Fannie Mae and Freddie Mac - while adding more capital markets exposure, which was a plus. Two other moves also helped. I reduced the fund's consumer nondurables holdings, largely due to the elimination of the Philip Morris position. I was less enamored with the company's fundamental prospects than my predecessor. I also eliminated the fund's bond position, as I expect to focus largely on equity investments.

Q. Which stocks were among the best absolute contributors?

A. Despite the technology sector's spring decline, six of the fund's 10 best-performing stocks came from that area. Most are very familiar names: Micron Technology, Intel, Oracle, Adobe Systems, Analog Devices and Nortel. All benefited from the growth prospects surrounding the rapid acceleration and penetration of Internet- and wireless-related communications. General Electric, the fund's largest holding at the end of the period, also was a strong contributor. GE experienced an acceleration in revenue and profit growth due to market share gains, acquisitions and strong global economies. Eli Lilly was another winner, benefiting from investor appreciation of its strong product pipeline and increased confidence in the company's earnings growth potential.

Q. Which stocks did not perform as well as you expected?

A. Although I have reduced these positions dramatically since taking over the fund, Fannie Mae and Freddie Mac significantly detracted from performance during the period. Several factors caused the underperformance of these stocks, including the Federal Reserve Board's recent string of interest-rate hikes and increased political bantering about capital ratios and funding requirements. Two other disappointments were retailers Home Depot and Wal-Mart. Despite continuing to deliver strong results, these stocks came under pressure as investors grew increasingly concerned that results would come under pressure due to slowing consumer spending caused by interest-rate increases.

Q. What is your outlook, Bettina?

A. It comes down to whether the technology sector's recent struggle was a short-term rotation or a permanent change in leadership. I believe it was just a violent short-term rotation similar to what we experienced at this time last year. On a medium-term basis, I expect the companies that are the enablers of our networked, communications economy - those that provide servers, data storage, fiber optics, etc. - are going to lead, because we still appear to be in the early stages of the "e-economy" build out.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$1.5 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Boeing Co.	374,200	$ 15,646,238
Textron, Inc.	30,200	1,640,238
		17,286,476
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.3%
Praxair, Inc.	122,000	4,567,375
ENERGY - 6.4%
Energy Services - 1.3%
Baker Hughes, Inc.	36,700	1,174,400
Halliburton Co.	272,200	12,844,438
Schlumberger Ltd. (NY Shares)	92,300	6,887,888
		20,906,726
Oil & Gas - 5.1%
BP Amoco PLC sponsored ADR	221,190	12,511,059
Chevron Corp.	27,000	2,289,938
Conoco, Inc. Class B	97,868	2,403,883
Cooper Cameron Corp. (a)	72,300	4,771,800
Exxon Mobil Corp.	417,300	32,758,050
Royal Dutch Petroleum Co. (NY Shares)	178,300	10,976,594
Tosco Corp.	257,300	7,284,806
TotalFinaElf SA:
Class B	6,153	947,562
sponsored ADR	94,405	7,251,484
		81,195,176
TOTAL ENERGY		102,101,902
FINANCE - 11.8%
Banks - 1.1%
Bank of America Corp.	65,200	2,803,600
Bank of Tokyo-Mitsubishi Ltd.	255,000	3,081,070
Bank of Tokyo-Mitsubishi Ltd. ADR	44,500	539,563
Chase Manhattan Corp.	232,800	10,723,350
		17,147,583
Credit & Other Finance - 2.9%
American Express Co.	499,400	26,031,225
Citigroup, Inc.	340,200	20,497,050
		46,528,275
Federal Sponsored Credit - 4.1%
Fannie Mae	712,400	37,178,375
Freddie Mac	688,000	27,864,000
		65,042,375
Insurance - 2.2%
Allmerica Financial Corp.	41,500	2,173,563
American International Group, Inc.	184,175	21,640,563
CIGNA Corp.	92,812	8,677,922

	Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	13,700	$ 766,344
The Chubb Corp.	37,200	2,287,800
		35,546,192
Securities Industry - 1.5%
Daiwa Securities Group, Inc.	72,000	950,764
Morgan Stanley Dean Witter & Co.	155,900	12,978,675
Nomura Securities Co. Ltd.	391,000	9,570,317
		23,499,756
TOTAL FINANCE		187,764,181
HEALTH - 10.3%
Drugs & Pharmaceuticals - 9.0%
American Home Products Corp.	82,900	4,870,375
Amgen, Inc.	71,300	5,008,825
Bristol-Myers Squibb Co.	373,600	21,762,200
Eli Lilly & Co.	466,400	46,581,700
Merck & Co., Inc.	149,200	11,432,450
Pfizer, Inc.	449,693	21,585,264
Schering-Plough Corp.	650,600	32,855,300
		144,096,114
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	102,200	4,554,288
Johnson & Johnson	148,300	15,108,063
		19,662,351
TOTAL HEALTH		163,758,465
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
Electrical Equipment - 4.2%
General Electric Co.	1,269,700	67,294,088
Industrial Machinery & Equipment - 1.1%
Deere & Co.	156,600	5,794,200
Ingersoll-Rand Co.	60,400	2,431,100
Tyco International Ltd.	194,200	9,200,225
		17,425,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		84,719,613
MEDIA & LEISURE - 4.7%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	501,244	12,155,167
Charter Communications, Inc.	167,700	2,756,569
Comcast Corp. Class A (special) (a)	77,500	3,138,750
Cox Communications, Inc. Class A (a)	78,213	3,563,580
Infinity Broadcasting Corp. Class A (a)	23,400	852,638
Time Warner, Inc.	89,500	6,802,000
Univision Communications, Inc. Class A (a)	6,100	631,350
		29,900,054
Entertainment - 2.2%
Fox Entertainment Group, Inc. Class A (a)	239,400	7,271,775
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - continued
Viacom, Inc. Class B (non-vtg.) (a)	328,428	$ 22,394,684
Walt Disney Co.	133,500	5,181,469
		34,847,928
Publishing - 0.1%
McGraw-Hill Companies, Inc.	35,400	1,911,600
Restaurants - 0.5%
McDonald's Corp.	268,700	8,850,306
TOTAL MEDIA & LEISURE		75,509,888
NONDURABLES - 0.5%
Beverages - 0.1%
The Coca-Cola Co.	27,300	1,568,044
Household Products - 0.4%
Avon Products, Inc.	16,900	752,050
Clorox Co.	41,700	1,868,681
Procter & Gamble Co.	67,320	3,854,070
		6,474,801
TOTAL NONDURABLES		8,042,845
RETAIL & WHOLESALE - 4.6%
General Merchandise Stores - 2.5%
Kohls Corp. (a)	56,400	3,137,250
Target Corp.	119,400	6,925,200
Wal-Mart Stores, Inc.	533,700	30,754,463
		40,816,913
Retail & Wholesale, Miscellaneous - 2.1%
Home Depot, Inc.	394,000	19,675,375
Lowe's Companies, Inc.	320,900	13,176,956
		32,852,331
TOTAL RETAIL & WHOLESALE		73,669,244
SERVICES - 0.0%
Advertising - 0.0%
Interpublic Group of Companies, Inc.	13,800	593,400
Services - 0.0%
Gartner Group, Inc. Class B (a)	106	1,047
TOTAL SERVICES		594,447
TECHNOLOGY - 42.8%
Communications Equipment - 11.1%
Ciena Corp. (a)	61,700	10,284,619
Cisco Systems, Inc. (a)	1,046,300	66,505,444
Corning, Inc.	50,500	13,628,688
Lucent Technologies, Inc.	226,200	13,402,350
Nokia AB sponsored ADR	533,900	26,661,631

	Shares	Value (Note 1)
Nortel Networks Corp.	481,200	$ 33,380,101
Telefonaktiebolaget LM Ericsson sponsored ADR	665,500	13,310,000
		177,172,833
Computer Services & Software - 9.9%
Adobe Systems, Inc.	134,700	17,511,000
Amazon.com, Inc. (a)	10,200	370,388
America Online, Inc. (a)	266,600	14,063,150
Automatic Data Processing, Inc.	224,300	12,014,069
BEA Systems, Inc. (a)	75,100	3,712,756
BroadVision, Inc. (a)	111,400	5,660,513
Computer Sciences Corp. (a)	9,700	724,469
E.piphany, Inc.	13,000	1,393,438
First Data Corp.	61,700	3,061,863
i2 Technologies, Inc. (a)	25,800	2,690,053
InfoSpace.com, Inc. (a)	47,000	2,596,750
Microsoft Corp. (a)	242,100	19,368,000
Oracle Corp. (a)	456,600	38,382,939
Phone.com, Inc.	24,100	1,569,513
Redback Networks, Inc.	16,100	2,883,913
Siebel Systems, Inc. (a)	93,500	15,293,094
VeriSign, Inc. (a)	82,537	14,567,781
Yahoo!, Inc. (a)	23,000	2,849,125
		158,712,814
Computers & Office Equipment - 7.2%
Compaq Computer Corp.	285,500	7,298,094
Dell Computer Corp. (a)	217,200	10,710,675
EMC Corp. (a)	270,500	20,811,594
Hewlett-Packard Co.	76,600	9,565,425
International Business Machines Corp.	34,100	3,736,081
Network Appliance, Inc. (a)	154,700	12,453,350
SCI Systems, Inc. (a)	490,600	19,225,388
Sun Microsystems, Inc. (a)	345,200	31,391,625
		115,192,232
Electronic Instruments - 2.8%
Agilent Technologies, Inc.	86,915	6,409,981
Applied Materials, Inc. (a)	178,900	16,212,813
KLA-Tencor Corp. (a)	118,600	6,945,513
LAM Research Corp. (a)	404,000	15,150,000
		44,718,307
Electronics - 11.8%
Analog Devices, Inc. (a)	245,100	18,627,600
Broadcom Corp. Class A (a)	7,100	1,554,456
Flextronics International Ltd. (a)	119,171	8,185,558
Intel Corp.	316,500	42,312,094
JDS Uniphase Corp. (a)	116,200	13,929,475
Methode Electronics, Inc. Class A	4,300	166,088
Micron Technology, Inc. (a)	335,200	29,518,550
Molex, Inc. Class A	145,810	5,103,350
Motorola, Inc.	60,000	1,743,750
National Semiconductor Corp. (a)	228,600	12,973,050
Samsung Electronics Co. Ltd.	2,800	926,616
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Sanmina Corp. (a)	59,500	$ 5,087,250
SDL, Inc. (a)	13,700	3,907,069
Texas Instruments, Inc.	541,900	37,221,756
Xilinx, Inc. (a)	83,700	6,910,481
		188,167,143
TOTAL TECHNOLOGY		683,963,329
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
Southwest Airlines Co.	31,500	596,531
UTILITIES - 5.8%
Cellular - 4.5%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	34,100	6,063,406
Nextel Communications, Inc. Class A (a)	291,000	17,805,563
Nextel Partners, Inc. Class A	2,500	81,406
QUALCOMM, Inc. (a)	27,800	1,668,000
Sprint Corp. - PCS Group Series 1 (a)	316,800	18,849,600
Vodafone AirTouch PLC	122,991	509,643
Vodafone AirTouch PLC sponsored ADR	378,900	15,700,669
VoiceStream Wireless Corp. (a)	91,800	10,676,053
		71,354,340
Electric Utility - 0.3%
AES Corp. (a)	113,000	5,155,625
Telephone Services - 1.0%
Level 3 Communications, Inc. (a)	105,100	9,248,800
NEXTLINK Communications, Inc. Class A	132,800	5,038,100
U.S. WEST, Inc.	16,300	1,397,725
		15,684,625
TOTAL UTILITIES		92,194,590
TOTAL COMMON STOCKS (Cost $1,159,260,000)		1,494,768,886
Cash Equivalents - 6.9%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	1,235,200	$ 1,235,200
Taxable Central Cash Fund, 6.59% (b)	109,058,384	109,058,384
TOTAL CASH EQUIVALENTS (Cost $110,293,584)		110,293,584
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,269,553,584)	1,605,062,470
NET OTHER ASSETS - (0.5)%	(7,485,639)
NET ASSETS - 100%	$ 1,597,576,831
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,110,429,310 and $1,386,467,463, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $2,939,068 and $2,727,952, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,941 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,236,406. The fund received cash collateral of $1,235,200 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
Canada	2.1
United Kingdom	1.8
Finland	1.7
Others (individually less than 1%)	4.4
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,270,414,331. Net unrealized appreciation aggregated $334,648,139, of which $383,735,051 related to appreciated investment securities and $49,086,912 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportuntities Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,269,553,584) - See accompanying schedule		$ 1,605,062,470
Foreign currency held at value (cost $869,073)		869,422
Receivable for investments sold		18,787,103
Receivable for fund shares sold		2,992,234
Dividends receivable		563,371
Interest receivable		475,311
Other receivables		13,116
Total assets		1,628,763,027
Liabilities
Payable to custodian bank	$ 1,150,566
Payable for investments purchased	27,237,658
Payable for fund shares redeemed	663,655
Accrued management fee	760,615
Distribution fees payable	30,888
Other payables and accrued expenses	107,614
Collateral on securities loaned, at value	1,235,200
Total liabilities		31,186,196
Net Assets		$ 1,597,576,831
Net Assets consist of:
Paid in capital		$ 1,297,693,607
Undistributed net investment income		1,554,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,177,356)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,506,057
Net Assets		$ 1,597,576,831
Initial Class: Net Asset Value, offering price and redemption price per share ($1,222,937,712 ÷ 59,348,075 shares)		$20.61
Service Class: Net Asset Value, offering price and redemption price per share ($370,163,567 ÷ 17,987,163 shares)		$20.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,475,552 ÷ 217,616 shares)		$20.57

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 4,944,088
Interest		2,196,303
Security lending		43,224
Total income		7,183,615
Expenses
Management fee	$ 4,713,628
Transfer agent fees	531,307
Distribution fees	171,473
Accounting and security lending fees	182,021
Non-interested trustees' compensation	2,651
Custodian fees and expenses	44,138
Registration fees	956
Audit	17,449
Legal	7,156
Reports to shareholders	7,396
Miscellaneous	395
Total expenses before reductions	5,678,570
Expense reductions	(279,920)	5,398,650
Net investment income		1,784,965
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(31,567,618)
Foreign currency transactions	(17,618)
Futures contracts	(211,116)	(31,796,352)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(41,408,261)
Assets and liabilities in foreign currencies	105	(41,408,156)
Net gain (loss)		(73,204,508)
Net increase (decrease) in net assets resulting from operations		$ (71,419,543)
Other Information Expense reductions Directed brokerage arrangements		$ 276,910
Custodian credits		3,010
		$ 279,920

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999

Operations Net investment income	$ 1,784,965	$ 21,853,752
Net realized gain (loss)	(31,796,352)	109,839,194
Change in net unrealized appreciation (depreciation)	(41,408,156)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(71,419,543)	76,769,847
Distributions to shareholders From net investment income	(21,794,226)	(17,518,652)
From net realized gain	(111,302,559)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(84,271,368)	140,493,459
Total increase (decrease) in net assets	(288,787,696)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $1,554,523 and $21,419,780, respectively)	$ 1,597,576,831	$ 1,886,364,527

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,804,052	$ 162,982,845	14,140,894	$ 318,792,928
Reinvested	5,190,171	107,280,842	2,116,413	45,714,518
Redeemed	(20,232,012)	(422,309,444)	(18,293,067)	(412,962,598)
Net increase (decrease)	(7,237,789)	$ (152,045,757)	(2,035,760)	$ (48,455,152)
Service Class Sold	3,431,508	$ 71,121,191	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,498	217,292	4,691,331
Redeemed	(1,604,623)	(33,520,138)	(1,230,823)	(27,601,312)
Net increase (decrease)	3,076,691	$ 63,409,551	8,371,609	$ 188,948,611
Service Class 2 A Sold	234,557	$ 4,716,010	-	$ -
Reinvested	361	7,445	-	-
Redeemed	(17,302)	(358,617)	-	-
Net increase (decrease)	217,616	$ 4,364,838	-	$ -
Distributions From net investment income Initial Class		$ 17,669,786		$ 15,930,817
Service Class		4,123,251		1,587,835
Service Class 2 A		1,189		-
Total		$ 21,794,226		$ 17,518,652
From net realized gain Initial Class		$ 89,611,056		$ 29,783,702
Service Class		21,685,247		3,103,496
Service Class 2 A		6,256		-
Total		$ 111,302,559		$ 32,887,198
		$ 133,096,785		$ 50,405,850

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income	.02 D	.27 D	.26 D	.29 D	.26	.11
Net realized and unrealized gain (loss)	(.86)	.66	4.29	4.18	2.12	3.14
Total from investment operations	(.84)	.93	4.55	4.47	2.38	3.25
Less Distributions
From net investment income	(.28)	(.23)	(.21)	(.25)	-	(.11)
From net realized gain	(1.42)	(.43)	(.73)	(.35)	(.05)	(.07)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)	(.18)
Net asset value, end of period	$ 20.61	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Total Return B, C	(3.65)%	4.27%	24.61%	29.95%	18.27%	32.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,222,938	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085	$ 164,303
Ratio of expenses to average net assets	.67% A	.69%	.71%	.74%	.77%	.85% G
Ratio of expenses to average net assets after expense reductions	.64% A, H	.68% H	.70% H	.73% H	.76% H	.83% H
Ratio of net investment income to average net assets	.24% A	1.20%	1.27%	1.68%	2.29%	2.49%
Portfolio turnover	138% A	42%	29%	26%	28%	38%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.01	.25	.23	.04
Net realized and unrealized gain (loss)	(.86)	.66	4.30	.73
Total from investment operations	(.85)	.91	4.53	.77
Less Distributions
From net investment income	(.27)	(.22)	(.21)	-
From net realized gain	(1.42)	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 20.58	$ 23.12	$ 22.86	$ 19.27
Total ReturnB, C	(3.70)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 370,164	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.77% A	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.74% A, H	.78% H	.79% H	.83% A, H
Ratio of net investment income to average net assets	.14% A	1.09%	1.16%	1.72% A
Portfolio turnover	138% A	42%	29%	26%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 3, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income (loss) D	(.00)
Net realized and unrealized gain (loss)	(.44)
Total from investment operations	(.44)
Less Distributions
From net investment income	(.27)
From net realized gain	(1.42)
Total distributions	(1.69)
Net asset value, end of period	$ 20.57
Total Return B, C	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,476
Ratio of expenses to average net assets	.96% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.05)% A
Portfolio turnover	138% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned. C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,377,496,384.11	94.671
Against	12,255,144.99	0.842
Abstain	65,286,057.94	4.487
TOTAL	1,455,037,587.04	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 6

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,340,780,422.20	92.147
Against	27,115,319.81	1.864
Abstain	87,141,845.03	5.989
TOTAL	1,455,037,587.04	100.000

PROPOSAL 8

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,739,032.83	91.526
Against	27,683,762.48	1.903
Abstain	95,614,791.73	6.571
TOTAL	1,455,037,587.04	100.000

* Denotes trust-wide proposals and voting results.

PROPOSAL 10

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,323,899,985.14	90.987
Against	34,015,265.88	2.338
Abstain	97,122,336.02	6.675
TOTAL	1,455,037,587.04	100.000

PROPOSAL 13

Diversification - To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,328,921,810.70	91.332
Against	33,755,864.67	2.320
Abstain	92,359,911.67	6.348
TOTAL	1,455,037,587.04	100.000

PROPOSAL 14

Underwriting - To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,436,859.78	91.505
Against	31,609,505.60	2.173
Abstain	91,991,221.66	6.322
TOTAL	1,455,037,587.04	100.000

PROPOSAL 15

Concentration - To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,327,032,945.65	91.203
Against	34,495,489.11	2.370
Abstain	93,509,152.28	6.427
TOTAL	1,455,037,587.04	100.000

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Initial Class	6.94%	23.42%	19.52%
S&P 500 ®	7.25%	23.80%	19.89%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on August 27, 1992, when the fund started. As the chart shows, by June 30, 2000 the value of the investment would have grown to $40,524 - a 305.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,515 - a 315.15% increase.

Investment Summary

Top Ten Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.1
Intel Corp.	3.5
Cisco Systems, Inc.	3.4
Microsoft Corp.	3.3
Pfizer, Inc.	2.4
Exxon Mobil Corp.	2.1
Wal-Mart Stores, Inc.	2.0
Oracle Corp.	1.9
Nortel Networks Corp.	1.6
Citigroup, Inc.	1.6
25.9
Top Ten Market Sectors as of June 30, 2000
% of fund's net assets
Technology	32.4
Finance	12.4
Health	10.9
Utilities	9.1
Industrial Machinery & Equipment	5.7
Retail & Wholesale	5.4
Nondurables	5.4
Energy	5.3
Media & Leisure	4.4
Basic Industries	2.6

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Dean Barr, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Bankers Trust, sub-adviser of the fund

Q. How did the fund perform, Dean?

A. For the six-month period that ended June 30, 2000, the fund closely tracked the -0.42% return of the Standard & Poor's 500 Index. For the 12 months that ended June 30, 2000, fund performance also fell in line with the index, which returned 7.25%.

Q. What was the market environment like over the past six months?

A. It was a grueling round trip. The stock market battled through one of the most volatile periods on record, yet had very little to show for its efforts. Technology-enabled productivity gains helped keep the lid on inflation, allowing the economy to advance at a feverish pace. In this high-growth environment, speculative investors rallied seemingly indiscriminately around smaller-sized tech stocks expected to give shape to the new economy. Amid the tech rush, the broader market retreated into bear territory. A quarter-point interest-rate hike levied by the Federal Reserve Board in February, expected to slow the advances of new economy stocks, had the opposite effect of pushing old economy stocks lower, further widening the performance disparity between the two groups. In late March, however, the tables turned on tech stocks.

Q. What sparked this reversal of fortune?

A. Concerns about seemingly overstretched valuations and further Fed tightening spurred a flight to safety, with jittery investors fleeing smaller-cap tech stocks en masse for the predictability found in large, value-oriented companies. The S&P 500 - home to many of these well-known stocks - benefited from this migration, although the party was short-lived. Another quarter-point hike on March 24, coupled with expectations for an even bigger increase in May, pulled the entire market into a steep decline, culminating in a 5.8% drop in the index on April 14. Stocks forged a recovery later in the month, only to turn back again in May when the Fed dropped a half-point bomb on them. Investors - seeing signs of a slowdown and sensing the smoke was clearing on the rate front - eased their way back into the market, focusing on seasoned growth companies with actual revenues and earnings.

Q. What areas of technology survived the tumult, and which didn't?

A. Not surprisingly, semiconductors - providing the lifeblood for the digital age - led the way, posting impressive gains during the six-month period. Chips were in high demand thanks to growing usage of personal computers and wireless communications devices worldwide. Index standouts Intel, Micron Technology, Texas Instruments and Altera were the big winners here. Not far behind were the providers of networking equipment - central to the development of broadband services - most notably Corning, Nortel, Cisco and Network Appliance. Conversely, Internet stocks - namely AOL and Yahoo! - lost ground, as did Microsoft, which was plagued by antitrust litigation.

Q. How did other sectors of the market fare?

A. Health stocks rode the biotech wave to a strong turnaround during the period. Most biotech and genomics stocks fell sharply in the spring, but recovered nicely in June behind investors' renewed enthusiasm for the sector when researchers reported a successful mapping of the human genome. PE Corp. and Amgen were notable contributors. Drug stocks, such as Eli Lilly and Pfizer, rallied as exciting new product pipelines overcame concerns that presidential campaign rhetoric would dominate the investment landscape. Among financials, banks got a bounce out of the rotation in April and May, but ended up generally flat to down thanks to rising rates. Investment management firms and brokerage houses, however, did quite well, benefiting from robust capital markets activity. Lehman Brothers was one of the stars here. Energy stocks, particularly companies engaged in oil services, such as Baker Hughes, got a lift from the rebound in oil prices. On the downside, retailers such as Wal-Mart and Home Depot suffered from the fear of a slowdown in consumer spending. Utilities also underperformed due to the poor performance of traditional telecommunications providers, such as AT&T and WorldCom, which slipped on increased competition and pricing pressures in their long-distance businesses.

Q. What's your outlook?

A. In choosing not to raise rates further on June 28, the Fed acknowledged that the economy appears to be cooling, for now at least. More evidence of a slowdown will be needed before we can be sure that the Fed will stop tightening. Strong technology-related spending should continue to fuel productivity growth, which, hopefully, will dampen inflationary pressures and keep corporate profits rising. If so, growth stocks could prosper and continue to outperform in the coming months.

The views expressed in this report reflect those of Bankers Trust only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of June 30, 2000, more than
$4.8 billion

Manager: Bankers Trust, since 1997

3

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares		Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Aerospace & Defense - 1.0%
BFGoodrich Co.	41,200		$ 1,403,375
Boeing Co.	324,668		13,575,181
Honeywell International, Inc.	295,662		9,960,114
Lockheed Martin Corp.	147,986		3,671,903
Northrop Grumman Corp.	26,000		1,722,500
Rockwell International Corp.	70,900		2,233,350
Textron, Inc.	55,600		3,019,775
United Technologies Corp.	177,600		10,456,200
			46,042,398
Defense Electronics - 0.0%
Raytheon Co. Class B	126,400		2,433,200
Ship Building & Repair - 0.1%
General Dynamics Corp.	75,100		3,923,975
TOTAL AEROSPACE & DEFENSE			52,399,573
BASIC INDUSTRIES - 2.6%
Chemicals & Plastics - 1.5%
Air Products & Chemicals, Inc.	83,500		2,572,844
Armstrong Holdings, Inc.	14,900		228,156
Ashland, Inc.	26,700		936,169
Avery Dennison Corp.	42,200		2,832,675
Dow Chemical Co.	246,000		7,426,125
E.I. du Pont de Nemours and Co.	390,379		17,079,081
Eastman Chemical Co.	29,375		1,402,656
Engelhard Corp.	47,300		807,056
FMC Corp.	11,500		667,000
Great Lakes Chemical Corp.	21,600		680,400
Hercules, Inc.	39,500		555,469
Pharmacia Corp.	473,423		24,470,051
PPG Industries, Inc.	65,100		2,884,744
Praxair, Inc.	59,500		2,227,531
Rohm & Haas Co.	81,936		2,826,792
Sealed Air Corp. (a)	31,260		1,637,243
Union Carbide Corp.	50,100		2,479,950
W.R. Grace & Co. (a)	26,800		324,950
			72,038,892
Iron & Steel - 0.1%
Allegheny Technologies, Inc.	34,492		620,856
Bethlehem Steel Corp. (a)	45,000		160,313
Crane Co.	24,300		590,794
Nucor Corp.	34,900		1,158,244
USX - U.S. Steel Group	35,600		660,825
Worthington Industries, Inc.	32,550		341,775
		3,532,807
Metals & Mining - 0.3%
Alcan Aluminium Ltd.	85,157		2,645,878
Alcoa, Inc.	322,504		9,352,616
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	59,500		550,375

	Shares		Value (Note 1)
Inco Ltd. (a)	69,436		$ 1,064,638
Phelps Dodge Corp.	31,157		1,158,651
			14,772,158
Packaging & Containers - 0.1%
Ball Corp.	10,730		345,372
Bemis Co., Inc.	16,500		554,813
Crown Cork & Seal Co., Inc.	45,800		687,000
Owens-Illinois, Inc. (a)	54,800		640,475
Tupperware Corp.	20,900		459,800
			2,687,460
Paper & Forest Products - 0.6%
Boise Cascade Corp.	20,700		535,613
Fort James Corp.	83,400		1,928,625
Georgia-Pacific Corp.	64,400		1,690,500
International Paper Co.	182,336		5,435,892
Kimberly-Clark Corp.	205,632		11,798,136
Louisiana-Pacific Corp.	43,800		476,325
Mead Corp.	37,900		956,975
Pactiv Corp. (a)	70,200		552,825
Potlatch Corp.	12,100		400,813
Temple-Inland, Inc.	20,900		877,800
Westvaco Corp.	33,450		829,978
Weyerhaeuser Co.	86,900		3,736,700
Willamette Industries, Inc.	38,800		1,057,300
			30,277,482
TOTAL BASIC INDUSTRIES			123,308,799
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Fortune Brands, Inc.	61,300		1,413,731
Masco Corp.	167,000		3,016,438
Owens Corning	20,400		188,700
Sherwin-Williams Co.	62,300		1,319,981
Vulcan Materials Co.	37,500		1,600,781
			7,539,631
Construction - 0.0%
Centex Corp.	22,200		521,700
Kaufman & Broad Home Corp.	17,700		350,681
Pulte Corp.	16,100		348,163
			1,220,544
Engineering - 0.0%
Fluor Corp.	28,300		894,988
TOTAL CONSTRUCTION & REAL ESTATE			9,655,163
DURABLES - 1.6%
Autos, Tires, & Accessories - 1.0%
AutoZone, Inc. (a)	52,050		1,145,100
Cooper Tire & Rubber Co.	30,300		337,088
Cummins Engine Co., Inc.	15,500		422,375
Dana Corp.	62,466		1,323,498
Common Stocks - continued
	Shares		Value (Note 1)
DURABLES - continued
Autos, Tires, & Accessories - continued
Danaher Corp.	53,200		$ 2,630,075
Delphi Automotive Systems Corp.	213,335		3,106,691
Eaton Corp.	27,300		1,829,100
Ford Motor Co.	452,100		19,440,300
General Motors Corp.	199,878		11,605,416
Genuine Parts Co.	66,550		1,331,000
Goodyear Tire & Rubber Co.	58,700		1,174,000
Johnson Controls, Inc.	31,700		1,626,606
Navistar International Corp. (a)	24,570		763,206
PACCAR, Inc.	30,090		1,194,197
TRW, Inc.	45,400		1,969,225
Visteon Corp. (a)	59,194		717,727
			50,615,604
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	149,200		12,309,000
Snap-On, Inc.	21,900		583,088
			12,892,088
Consumer Electronics - 0.1%
Black & Decker Corp.	32,700		1,285,519
Maytag Corp.	33,100		1,220,563
Whirlpool Corp.	25,500		1,188,938
			3,695,020
Home Furnishings - 0.1%
Leggett & Platt, Inc.	73,900		1,219,350
Newell Rubbermaid, Inc.	105,493		2,716,445
			3,935,795
Textiles & Apparel - 0.1%
Liz Claiborne, Inc.	23,600		831,900
NIKE, Inc. Class B	105,900		4,216,144
Reebok International Ltd. (a)	21,300		339,469
Russell Corp.	13,000		260,000
Springs Industries, Inc. Class A	6,700		214,400
VF Corp.	44,500		1,059,656
			6,921,569
TOTAL DURABLES			78,060,076
ENERGY - 5.3%
Energy Services - 0.7%
Baker Hughes, Inc.	122,230		3,911,360
Halliburton Co.	166,700		7,866,156
McDermott International, Inc.	20,700		182,419
Rowan Companies, Inc. (a)	31,000		941,625
Schlumberger Ltd. (NY Shares)	207,200		15,462,300
Transocean Sedco Forex, Inc.	68,606		3,666,133
			32,029,993
Oil & Gas - 4.6%
Amerada Hess Corp.	34,600		2,136,550
Anadarko Petroleum Corp.	47,100		2,322,619

	Shares		Value (Note 1)
Apache Corp.	42,300		$ 2,487,769
Burlington Resources, Inc.	81,557		3,119,555
Chevron Corp.	245,700		20,838,431
Conoco, Inc. Class B	234,031		5,748,386
Exxon Mobil Corp.	1,290,933		101,338,241
Kerr-McGee Corp.	34,894		2,056,565
Occidental Petroleum Corp.	137,900		2,904,519
Phillips Petroleum Co.	95,500		4,840,656
Royal Dutch Petroleum Co. (NY Shares)	801,975		49,371,586
Sunoco, Inc.	33,700		992,044
Texaco, Inc.	206,700		11,006,775
The Coastal Corp.	79,800		4,857,825
Tosco Corp.	55,300		1,565,681
Union Pacific Resources Group, Inc.	91,912		2,022,064
Unocal Corp.	90,850		3,009,406
USX - Marathon Group	116,100		2,909,756
			223,528,428
TOTAL ENERGY			255,558,421
FINANCE - 12.4%
Banks - 4.2%
AmSouth Bancorp.	143,900		2,266,425
Bank of America Corp.	619,240		26,627,320
Bank of New York Co., Inc.	275,700		12,820,050
Bank One Corp.	429,199		11,400,598
BB&T Corp.	129,300		3,087,038
Capital One Financial Corp.	74,800		3,337,950
Chase Manhattan Corp.	462,669		21,311,691
Comerica, Inc.	59,000		2,647,625
Fifth Third Bancorp	115,725		7,319,606
First Union Corp.	369,645		9,171,816
Firstar Corp.	367,142		7,732,928
FleetBoston Financial Corp.	336,783		11,450,622
Huntington Bancshares, Inc.	84,104		1,329,895
J.P. Morgan & Co., Inc.	60,700		6,684,588
KeyCorp	168,214		2,964,772
Mellon Financial Corp.	183,500		6,686,281
National City Corp.	231,442		3,948,979
Northern Trust Corp.	83,500		5,432,719
PNC Financial Services Group, Inc.	110,400		5,175,000
Regions Financial Corp.	79,800		1,586,025
SouthTrust Corp.	63,600		1,438,950
State Street Corp.	60,000		6,363,750
Summit Bancorp	66,100		1,627,713
SunTrust Banks, Inc.	113,000		5,162,688
Synovus Finanical Corp.	101,700		1,792,463
U.S. Bancorp	275,551		5,304,357
Union Planters Corp.	51,100		1,427,606
Wachovia Corp.	76,200		4,133,850
Wells Fargo & Co.	602,100		23,331,375
			203,564,680
Common Stocks - continued
	Shares		Value (Note 1)
FINANCE - continued
Credit & Other Finance - 2.7%
American Express Co.	503,037		$ 26,220,804
Associates First Capital Corp. Class A	274,748		6,130,315
Citigroup, Inc.	1,254,329		75,573,322
Countrywide Credit Industries, Inc.	42,300		1,282,219
Household International, Inc.	177,082		7,359,971
MBNA Corp.	301,725		8,184,291
Old Kent Financial Corp.	47,775		1,277,981
Providian Financial Corp.	53,700		4,833,000
			130,861,903
Federal Sponsored Credit - 0.7%
Fannie Mae	376,500		19,648,594
Freddie Mac	260,900		10,566,450
SLM Holding Corp.	60,100		2,249,994
			32,465,038
Insurance - 2.9%
Aetna, Inc.	53,400		3,427,613
AFLAC, Inc.	99,400		4,566,188
Allstate Corp.	278,242		6,190,885
American General Corp.	92,352		5,633,472
American International Group, Inc.	576,012		67,681,410
Aon Corp.	92,525		2,874,058
CIGNA Corp.	63,000		5,890,500
Cincinnati Financial Corp.	60,300		1,895,681
Conseco, Inc.	122,116		1,190,631
Hartford Financial Services Group, Inc.	84,400		4,721,125
Jefferson-Pilot Corp.	39,700		2,240,569
Lincoln National Corp.	73,100		2,640,738
Loews Corp.	39,100		2,346,000
Marsh & McLennan Companies, Inc.	100,250		10,469,859
MBIA, Inc.	36,300		1,749,206
MGIC Investment Corp.	39,700		1,806,350
Progressive Corp.	26,600		1,968,400
SAFECO Corp.	49,400		981,825
The Chubb Corp.	68,400		4,206,600
The St. Paul Companies, Inc.	79,192		2,702,427
Torchmark Corp.	49,100		1,212,156
UnumProvident Corp.	89,638		1,798,362
			138,194,055
Savings & Loans - 0.2%
Charter One Financial, Inc.	78,400		1,803,200
Golden West Financial Corp.	60,800		2,481,400
Washington Mutual, Inc.	204,662		5,909,615
			10,194,215
Securities Industry - 1.7%
Bear Stearns Companies, Inc.	42,397		1,764,775
Charles Schwab Corp.	498,000		16,745,250
Franklin Resources, Inc.	92,900		2,821,838
Lehman Brothers Holdings, Inc.	44,700		4,226,944
Merrill Lynch & Co., Inc.	138,500		15,927,500
Morgan Stanley Dean Witter & Co.	422,912		35,207,424

	Shares		Value (Note 1)
PaineWebber Group, Inc.	53,300		$ 2,425,150
T. Rowe Price Associates, Inc.	44,700		1,899,750
			81,018,631
TOTAL FINANCE			596,298,522
HEALTH - 10.9%
Drugs & Pharmaceuticals - 7.7%
Allergan, Inc.	49,500		3,687,750
ALZA Corp. (a)	44,300		2,619,238
American Home Products Corp.	488,400		28,693,500
Amgen, Inc.	390,200		27,411,550
Bausch & Lomb, Inc.	20,100		1,555,238
Biogen, Inc. (a)	56,600		3,650,700
Bristol-Myers Squibb Co.	737,100		42,936,075
Eli Lilly & Co.	420,892		42,036,589
Medimmune, Inc. (a)	72,800		5,387,200
Merck & Co., Inc.	859,700		65,874,513
Pfizer, Inc.	2,363,825		113,463,600
Quintiles Transnational Corp. (a)	42,900		605,963
Schering-Plough Corp.	549,900		27,769,950
Sigma-Aldrich Corp.	37,500		1,096,875
Watson Pharmaceuticals, Inc. (a)	35,900		1,929,625
			368,718,366
Medical Equipment & Supplies - 2.8%
Abbott Laboratories	575,300		25,636,806
Baxter International, Inc.	109,200		7,678,125
Becton, Dickinson & Co.	94,400		2,708,100
Biomet, Inc.	42,700		1,641,281
Boston Scientific Corp. (a)	156,400		3,431,025
C.R. Bard, Inc.	19,500		938,438
Cardinal Health, Inc.	105,650		7,818,100
Guidant Corp. (a)	115,400		5,712,300
Johnson & Johnson	520,400		53,015,750
Mallinckrodt, Inc.	25,900		1,125,031
McKesson HBOC, Inc.	105,748		2,214,099
Medtronic, Inc.	446,800		22,256,225
Millipore Corp.	16,100		1,213,538
St. Jude Medical, Inc. (a)	29,329		1,345,468
			136,734,286
Medical Facilities Management - 0.4%
HCA - The Healthcare Co.	210,412		6,391,265
HEALTHSOUTH Corp. (a)	144,300		1,037,156
Humana, Inc. (a)	60,500		294,938
Manor Care, Inc. (a)	38,600		270,200
Tenet Healthcare Corp.	112,300		3,032,100
UnitedHealth Group, Inc.	63,400		5,436,550
Wellpoint Health Networks, Inc. (a)	23,800		1,724,013
			18,186,222
TOTAL HEALTH			523,638,874
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.7%
Electrical Equipment - 4.4%
American Power Conversion Corp. (a)	64,000	$ 2,612,000
Emerson Electric Co.	161,100	9,726,413
General Electric Co.	3,687,400	195,432,166
Scientific-Atlanta, Inc.	59,900	4,462,550
Thomas & Betts Corp.	21,600	413,100
W.W. Grainger, Inc.	34,600	1,066,113
		213,712,342
Industrial Machinery & Equipment - 1.2%
Briggs & Stratton Corp.	8,600	294,550
Caterpillar, Inc.	132,800	4,498,600
Cooper Industries, Inc.	35,146	1,144,442
Deere & Co.	88,500	3,274,500
Dover Corp.	77,800	3,155,763
Illinois Tool Works, Inc.	112,300	6,401,100
Ingersoll-Rand Co.	61,200	2,463,300
ITT Industries, Inc.	35,500	1,078,313
Pall Corp.	46,500	860,250
Parker-Hannifin Corp.	41,925	1,435,931
The Stanley Works	33,500	795,625
Timken Co.	22,584	420,627
Tyco International Ltd.	631,842	29,933,515
		55,756,516
Pollution Control - 0.1%
Allied Waste Industries, Inc. (a)	64,500	645,000
Waste Management, Inc.	242,209	4,601,971
		5,246,971
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		274,715,829
MEDIA & LEISURE - 4.4%
Broadcasting - 1.6%
Clear Channel Communications, Inc. (a)	127,200	9,540,000
Comcast Corp. Class A (special) (a)	337,300	13,660,650
MediaOne Group, Inc. (a)	229,200	15,199,111
Time Warner, Inc.	490,440	37,273,440
		75,673,201
Entertainment - 1.5%
Carnival Corp.	230,800	4,500,600
Viacom, Inc. Class B (non-vtg.) (a)	571,393	38,961,860
Walt Disney Co.	774,700	30,068,044
		73,530,504
Leisure Durables & Toys - 0.2%
Brunswick Corp.	34,100	564,781
Harley-Davidson, Inc.	113,200	4,358,200
Hasbro, Inc.	66,804	1,006,235
Mattel, Inc.	157,176	2,072,759
		8,001,975
Lodging & Gaming - 0.1%
Harrah's Entertainment, Inc. (a)	39,500	827,031

	Shares	Value (Note 1)
Hilton Hotels Corp.	137,800	$ 1,291,875
Marriott International, Inc. Class A	92,900	3,350,206
		5,469,112
Publishing - 0.5%
American Greetings Corp. Class A	26,200	497,800
Dow Jones & Co., Inc.	29,700	2,175,525
Gannett Co., Inc.	99,600	5,957,325
Harcourt General, Inc.	22,400	1,218,000
Knight-Ridder, Inc.	32,300	1,717,956
McGraw-Hill Companies, Inc.	74,100	4,001,400
Meredith Corp.	19,200	648,000
The New York Times Co. Class A	65,300	2,579,350
Tribune Co.	116,747	4,086,145
		22,881,501
Restaurants - 0.5%
Darden Restaurants, Inc.	50,600	822,250
McDonald's Corp.	499,300	16,445,694
Starbucks Corp. (a)	68,500	2,615,844
Tricon Global Restaurants, Inc. (a)	58,910	1,664,208
Wendy's International, Inc.	46,000	819,375
		22,367,371
TOTAL MEDIA & LEISURE		207,923,664
NONDURABLES - 5.4%
Beverages - 1.7%
Adolph Coors Co. Class B	13,200	798,600
Anheuser-Busch Companies, Inc.	168,800	12,607,250
Brown-Forman Corp. Class B (non-vtg.)	22,700	1,220,125
Coca-Cola Enterprises, Inc.	159,300	2,598,581
Seagram Co. Ltd.	165,400	9,719,554
The Coca-Cola Co.	923,900	53,066,506
		80,010,616
Foods - 1.7%
Archer-Daniels-Midland Co.	224,928	2,207,106
Bestfoods	105,300	7,292,025
Campbell Soup Co.	159,900	4,657,088
ConAgra, Inc.	183,100	3,490,344
General Mills, Inc.	113,800	4,352,850
H.J. Heinz Co.	133,850	5,855,938
Hershey Foods Corp.	50,700	2,458,950
Kellogg Co.	150,400	4,474,400
Nabisco Group Holdings Corp.	126,500	3,281,094
PepsiCo, Inc.	538,500	23,929,594
Quaker Oats Co.	50,800	3,816,350
Ralston Purina Co.	112,800	2,248,950
Sara Lee Corp.	330,900	6,390,506
Sysco Corp.	124,500	5,244,563
Wm. Wrigley Jr. Co.	43,900	3,520,231
		83,219,989
Household Products - 1.5%
Avon Products, Inc.	90,500	4,027,250
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Household Products - continued
Clorox Co.	87,700	$ 3,930,056
Colgate-Palmolive Co.	217,700	13,034,788
Gillette Co.	390,100	13,629,119
International Flavors & Fragrances, Inc.	39,100	1,180,331
Procter & Gamble Co.	491,600	28,144,100
Unilever NV (NY Shares)	214,452	9,221,436
		73,167,080
Tobacco - 0.5%
Philip Morris Companies, Inc.	854,500	22,697,656
UST, Inc.	63,900	938,531
		23,636,187
TOTAL NONDURABLES		260,033,872
PRECIOUS METALS - 0.1%
Barrick Gold Corp.	147,700	2,668,676
Homestake Mining Co.	92,200	633,875
Newmont Mining Corp.	63,065	1,363,781
Placer Dome, Inc.	122,500	1,150,118
		5,816,450
RETAIL & WHOLESALE - 5.4%
Apparel Stores - 0.3%
Gap, Inc.	318,475	9,952,344
The Limited, Inc.	161,480	3,492,005
TJX Companies, Inc.	116,600	2,186,250
		15,630,599
Drug Stores - 0.4%
CVS Corp.	146,700	5,868,000
Longs Drug Stores Corp.	14,100	306,675
Rite Aid Corp.	98,700	647,719
Walgreen Co.	376,400	12,115,375
		18,937,769
General Merchandise Stores - 2.8%
Consolidated Stores Corp. (a)	39,700	476,400
Costco Wholesale Corp. (a)	167,078	5,513,574
Dillards, Inc. Class A	37,600	460,600
Dollar General Corp.	111,616	2,176,512
Federated Department Stores, Inc. (a)	76,400	2,578,500
JCPenney Co., Inc.	95,500	1,760,781
Kmart Corp. (a)	178,800	1,218,075
Kohls Corp. (a)	122,700	6,825,188
Nordstrom, Inc.	51,200	1,235,200
Sears, Roebuck & Co.	131,700	4,296,713
Target Corp.	164,300	9,529,400
The May Department Stores Co.	125,800	3,019,200
Wal-Mart Stores, Inc.	1,664,900	95,939,863
		135,030,006

	Shares	Value (Note 1)
Grocery Stores - 0.5%
Albertson's, Inc.	160,681	$ 5,342,643
Great Atlantic & Pacific Tea, Inc.	13,900	231,088
Kroger Co. (a)	314,900	6,947,481
Safeway, Inc. (a)	185,500	8,370,688
SUPERVALU, Inc.	47,600	907,375
Winn-Dixie Stores, Inc.	53,600	767,150
		22,566,425
Retail & Wholesale, Miscellaneous - 1.4%
Alberto-Culver Co. Class B	19,900	608,194
Bed Bath & Beyond, Inc. (a)	51,700	1,874,125
Best Buy Co., Inc. (a)	76,400	4,832,300
Circuit City Stores, Inc. - Circuit City Group	76,300	2,532,206
Home Depot, Inc.	860,450	42,968,722
Lowe's Companies, Inc.	143,100	5,876,044
Office Depot, Inc. (a)	124,000	775,000
RadioShack Corp.	71,700	3,396,788
Staples, Inc. (a)	176,150	2,708,306
Tiffany & Co., Inc.	22,500	1,518,750
Toys 'R' Us, Inc. (a)	90,500	1,317,906
		68,408,341
TOTAL RETAIL & WHOLESALE		260,573,140
SERVICES - 0.6%
Advertising - 0.3%
Interpublic Group of Companies, Inc.	104,900	4,510,700
Omnicom Group, Inc.	66,300	5,904,844
Young & Rubicam, Inc.	26,000	1,486,875
		11,902,419
Leasing & Rental - 0.0%
Ryder System, Inc.	28,700	543,506
Printing - 0.0%
Deluxe Corp.	28,900	680,956
R.R. Donnelley & Sons Co.	49,100	1,107,819
		1,788,775
Services - 0.3%
Cendant Corp. (a)	260,441	3,646,174
Convergys Corp. (a)	57,700	2,993,188
Dun & Bradstreet Corp.	60,100	1,720,363
Ecolab, Inc.	48,600	1,898,438
H&R Block, Inc.	38,000	1,230,250
National Service Industries, Inc.	15,200	296,400
		11,784,813
TOTAL SERVICES		26,019,513
TECHNOLOGY - 32.4%
Communications Equipment - 7.9%
3Com Corp.	129,500	7,462,438
ADC Telecommunications, Inc. (a)	113,000	9,477,875
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Andrew Corp. (a)	33,212	$ 1,114,678
Cabletron Systems, Inc. (a)	67,900	1,714,475
Cisco Systems, Inc. (a)	2,593,900	164,874,769
Comverse Technology, Inc. (a)	54,900	5,105,700
Corning, Inc.	104,600	28,228,925
Lucent Technologies, Inc.	1,224,406	72,546,056
Nortel Networks Corp.	1,103,580	76,553,641
Tellabs, Inc. (a)	151,600	10,375,125
		377,453,682
Computer Services & Software - 8.9%
Adobe Systems, Inc.	46,800	6,084,000
America Online, Inc. (a)	858,300	45,275,325
Autodesk, Inc.	22,700	787,406
Automatic Data Processing, Inc.	235,300	12,603,256
BMC Software, Inc. (a)	91,200	3,327,375
Ceridian Corp. (a)	52,400	1,260,875
Citrix Systems, Inc. (a)	67,500	1,278,281
Computer Associates International, Inc.	213,312	10,918,908
Computer Sciences Corp. (a)	62,600	4,675,438
Compuware Corp. (a)	134,700	1,397,513
Electronic Data Systems Corp.	175,900	7,255,875
Equifax, Inc.	52,200	1,370,250
First Data Corp.	156,600	7,771,275
IMS Health, Inc.	115,100	2,071,800
Mercury Interactive Corp. (a)	26,200	2,534,850
Microsoft Corp. (a)	1,961,200	156,896,000
NCR Corp. (a)	36,300	1,413,431
Novell, Inc. (a)	124,300	1,149,775
Oracle Corp. (a)	1,064,550	89,488,734
Parametric Technology Corp. (a)	101,300	1,114,300
Paychex, Inc.	138,525	5,818,050
PeopleSoft, Inc. (a)	101,000	1,691,750
Sabre Holdings Corp. Class A	52,664	1,500,924
Sapient Corp. (a)	21,400	2,288,463
Shared Medical Systems Corp.	9,500	692,906
Siebel Systems, Inc. (a)	76,200	12,463,463
Unisys Corp. (a)	116,600	1,697,988
VERITAS Software Corp. (a)	148,600	16,794,122
Yahoo!, Inc. (a)	201,500	24,960,813
		426,583,146
Computers & Office Equipment - 7.1%
Adaptec, Inc. (a)	38,500	875,875
Apple Computer, Inc. (a)	128,000	6,704,000
Compaq Computer Corp.	647,762	16,558,416
Dell Computer Corp. (a)	956,200	47,152,613
EMC Corp. (a)	810,750	62,377,078
Gateway, Inc. (a)	119,100	6,758,925
Hewlett-Packard Co.	373,700	46,665,788
International Business Machines Corp.	662,500	72,585,156

	Shares	Value (Note 1)
Lexmark International Group, Inc. Class A (a)	48,100	$ 3,234,725
Network Appliance, Inc. (a)	116,300	9,362,150
Pitney Bowes, Inc.	99,800	3,992,000
Seagate Technology, Inc. (a)	78,400	4,312,000
Sun Microsystems, Inc. (a)	596,700	54,262,406
Xerox Corp.	250,000	5,187,500
		340,028,632
Electronic Instruments - 1.2%
Agilent Technologies, Inc.	169,020	12,465,225
Applied Materials, Inc. (a)	297,800	26,988,125
KLA-Tencor Corp. (a)	68,000	3,982,250
Novellus Systems, Inc. (a)	43,001	2,432,244
PE Corp. - Biosystems Group	78,000	5,138,250
PerkinElmer, Inc.	18,400	1,216,700
Tektronix, Inc.	17,050	1,261,700
Teradyne, Inc. (a)	64,900	4,770,150
Thermo Electron Corp. (a)	57,200	1,204,775
		59,459,419
Electronics - 7.2%
Advanced Micro Devices, Inc. (a)	60,200	4,650,450
Altera Corp. (a)	76,200	7,767,638
Analog Devices, Inc. (a)	131,200	9,971,200
Broadcom Corp. Class A (a)	79,300	17,361,744
Conexant Systems, Inc. (a)	81,900	3,982,388
Intel Corp.	1,252,400	167,430,225
Linear Technology Corp.	116,400	7,442,325
LSI Logic Corp. (a)	111,900	6,056,588
Maxim Integrated Products, Inc. (a)	103,800	7,051,913
Micron Technology, Inc. (a)	210,800	18,563,575
Molex, Inc.	73,700	3,546,813
Motorola, Inc.	796,515	23,148,717
National Semiconductor Corp. (a)	64,500	3,660,375
Sanmina Corp. (a)	48,200	4,121,100
Solectron Corp. (a)	222,400	9,313,000
Texas Instruments, Inc.	616,700	42,359,581
Xilinx, Inc. (a)	120,000	9,907,500
		346,335,132
Photographic Equipment - 0.1%
Eastman Kodak Co.	118,000	7,021,000
Polaroid Corp.	16,700	301,644
		7,322,644
TOTAL TECHNOLOGY		1,557,182,655
TRANSPORTATION - 0.6%
Air Transportation - 0.2%
AMR Corp.	55,300	1,461,994
Delta Air Lines, Inc.	48,200	2,437,113
Southwest Airlines Co.	183,575	3,476,452
US Airways Group, Inc. (a)	26,700	1,041,300
		8,416,859
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	160,054	$ 3,671,239
CSX Corp.	81,638	1,729,705
Kansas City Southern Industries, Inc.	39,800	3,529,763
Norfolk Southern Corp.	138,500	2,060,188
Union Pacific Corp.	92,900	3,454,719
		14,445,614
Trucking & Freight - 0.1%
FedEx Corp. (a)	109,140	4,147,320
TOTAL TRANSPORTATION		27,009,793
UTILITIES - 9.1%
Cellular - 1.3%
ALLTEL Corp.	117,300	7,265,269
Nextel Communications, Inc. Class A (a)	283,000	17,316,063
QUALCOMM, Inc. (a)	279,800	16,788,000
Sprint Corp. - PCS Group Series 1 (a)	341,400	20,313,300
		61,682,632
Electric Utility - 1.6%
AES Corp. (a)	154,400	7,044,500
Ameren Corp.	46,700	1,576,125
American Electric Power Co., Inc.	121,837	3,609,421
Cinergy Corp.	53,613	1,363,781
CMS Energy Corp.	42,800	946,950
Consolidated Edison, Inc.	84,900	2,515,163
Constellation Energy Corp.	51,200	1,667,200
CP&L Energy, Inc.	50,400	1,609,650
Dominion Resources, Inc.	89,557	3,839,756
DTE Energy Co.	57,100	1,745,119
Duke Energy Corp.	140,707	7,932,357
Edison International	124,200	2,546,100
Entergy Corp.	86,000	2,338,125
FirstEnergy Corp.	78,900	1,844,288
Florida Progress Corp.	37,100	1,739,063
FPL Group, Inc.	67,700	3,351,150
GPU, Inc.	40,900	1,106,856
New Century Energies, Inc.	37,800	1,134,000
Niagara Mohawk Holdings, Inc. (a)	67,500	940,781
Northern States Power Co.	46,900	946,794
PECO Energy Co.	63,400	2,555,813
PG&E Corp.	144,000	3,546,000
Pinnacle West Capital Corp.	32,400	1,097,550
PPL Corp.	50,640	1,110,915
Public Service Enterprise Group, Inc.	81,300	2,815,013
Reliant Energy, Inc.	102,322	3,024,894
Southern Co.	242,400	5,650,950

	Shares	Value (Note 1)
TXU Corp.	98,500	$ 2,905,750
Unicom Corp.	66,400	2,568,850
		75,072,914
Gas - 0.7%
Columbia Energy Group	30,400	1,995,000
Eastern Enterprises Co.	10,100	636,300
El Paso Energy Corp.	85,300	4,344,969
Enron Corp.	278,100	17,937,450
NICOR, Inc.	17,600	574,200
ONEOK, Inc.	11,506	298,437
Peoples Energy Corp.	13,300	430,588
Sempra Energy	75,141	1,277,397
Williams Companies, Inc.	162,400	6,770,050
		34,264,391
Telephone Services - 5.5%
AT&T Corp.	1,175,405	37,172,183
Bell Atlantic Corp.	577,578	29,348,182
BellSouth Corp.	704,500	30,029,313
CenturyTel, Inc.	52,300	1,503,625
Global Crossing Ltd. (a)	318,725	8,386,452
GTE Corp.	359,800	22,397,550
Qwest Communications International, Inc. (a)	9,947	494,242
SBC Communications, Inc.	1,275,870	55,181,378
Sprint Corp. - FON Group	326,600	16,656,600
U.S. WEST, Inc.	189,492	16,248,939
WorldCom, Inc. (a)	1,074,655	49,299,798
		266,718,262
TOTAL UTILITIES		437,738,199
TOTAL COMMON STOCKS (Cost $2,899,268,000)		4,695,932,543
U.S. Treasury Obligations - 2.4%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.68% to 6.25% 7/6/00 to 10/19/00 (b) (Cost $114,604,574)	-	$ 116,450,000	114,682,780
Cash Equivalents - 0.8%
		Shares
Bankers Trust Institutional Daily Asset Fund, 6.66% (c) (Cost $39,754,793)		39,754,793	39,754,793
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $3,053,627,367)	4,850,370,116
NET OTHER ASSETS - (1.0)%	(46,355,055)
NET ASSETS - 100%	$ 4,804,015,061
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/Loss
Purchased
274 S&P 500 Stock Index Contracts	Sept. 2000	$ 100,564,851	$ (654,705)
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,127,769.
(c) The rate quoted is the annualized daily yield of the fund at period end.
Other Information

Purchases of securities, other than short-term securities aggregated $222,776,885. Sales of securities, other than short-term securities, aggregated $923,876,945, of which $766,371,542 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $35,507,297 on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $600,789,704 and $561,095,562, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Bankers Trust Company. The commissions paid to these affiliated firms were $0 and $19,320, respectively, for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $38,752,243. The fund received cash collateral of $39,754,793 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $3,058,068,454. Net unrealized appreciation aggregated $1,792,301,662, of which $2,059,068,748 related to appreciated investment securities and $266,767,086 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $3,053,627,367) - See accompanying schedule		$ 4,850,370,116
Cash		810,569
Receivable for investments sold		1,449,070
Receivable for fund shares sold		13,222,207
Dividends receivable		3,661,604
Interest receivable		4,847
Receivable for daily variation on futures contracts		802,951
Total assets		4,870,321,364
Liabilities
Payable for investments purchased	$ 21,169,951
Payable for fund shares redeemed	4,225,085
Accrued management fee	799,398
Other payables and accrued expenses	357,076
Collateral on securities loaned, at value	39,754,793
Total liabilities		66,306,303
Net Assets		$ 4,804,015,061
Net Assets consist of:
Paid in capital		$ 2,966,769,627
Undistributed net investment income		23,406,752
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,750,423
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,796,088,259
Net Assets		$ 4,804,015,061
Initial Class: Net Asset Value, offering price and redemption price per share ($4,803,913,226 ÷ 29,306,593 shares)		$163.92
Service Class 2: Net Asset Value, offering price and redemption price per share ($101,835 ÷ 622 shares)		$163.72

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 27,728,094
Interest		2,374,504
Security lending		273,278
Total income		30,375,876
Expenses
Management fee	$ 6,002,485
Transfer agent fees	1,638,175
Distribution fees	116
Accounting fees	331,008
Non-interested trustees' compensation	8,015
Registration fees	59,131
Audit	33,825
Legal	17,261
Miscellaneous	37,818
Total expenses before reductions	8,127,834
Expense reductions	(1,159,409)	6,968,425
Net investment income		23,407,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	30,967,239
Foreign currency transactions	53
Futures contracts	(7,060,446)	23,906,846
Change in net unrealized appreciation (depreciation) on:
Investment securities	(91,497,383)
Assets and liabilities in foreign currencies	215
Futures contracts	(1,826,245)	(93,323,413)
Net gain (loss)		(69,416,567)
Net increase (decrease) in net assets resulting from operations		$ (46,009,116)
Other Information Expense reductions FMR reimbursement:
Initial Class		$ 1,138,105
Service Class 2		22
Custodian credits		21,282
		$ 1,159,409

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 23,407,451	$ 51,674,088
Net realized gain (loss)	23,906,846	9,155,111
Change in net unrealized appreciation (depreciation)	(93,323,413)	832,662,055
Net increase (decrease) in net assets resulting from operations	(46,009,116)	893,491,254
Distributions to shareholders From net investment income	(51,736,686)	(39,106,912)
From net realized gain	(22,615,438)	(26,536,833)
Total distributions	(74,352,124)	(65,643,745)
Share transactions - net increase (decrease)	(614,358,389)	938,819,660
Total increase (decrease) in net assets	(734,719,629)	1,766,667,169
Net Assets
Beginning of period	5,538,734,690	3,772,067,521
End of period (including undistributed net investment income of $23,406,752 and $51,598,237, respectively)	$ 4,804,015,061	$ 5,538,734,690

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,611,791	$ 746,908,804	12,455,112	$ 1,868,929,324
Reinvested	477,249	74,350,653	468,884	65,643,745
Redeemed	(8,866,876)	(1,435,720,785)	(6,545,615)	(995,753,409)
Net increase (decrease)	(3,777,836)	$ (614,461,328)	6,378,381	$ 938,819,660
Service Class 2 A Sold	612	$ 101,469	-	$ -
Reinvested	10	1,470	-	-
Redeemed	-	-	-	-
Net increase (decrease)	622	$ 102,939	-	$ -
Distributions From net investment income Initial Class		$ 51,735,663		$ 39,106,912
Service Class 2 A		1,023		-
Total		$ 51,736,686		$ 39,106,912
From net realized gain Initial Class		$ 22,614,991		$ 26,536,833
Service Class 2 A		447		-
Total		$ 22,615,438		$ 26,536,833
		$ 74,352,124		$ 65,643,745

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71	$ 56.22
Income from Investment Operations
Net investment income	.76 D	1.64 D	1.65 D	1.80 D	1.04	.85
Net realized and unrealized gain (loss)	(1.85)	26.88	29.70	26.67	15.55	19.72
Total from investment operations	(1.09)	28.52	31.35	28.47	16.59	20.57
Less Distributions
From net investment income	(1.67)	(1.40)	(1.36)	(1.03)	(.91)	(.95)
From net realized gain	(.73)	(.95)	(3.15)	(2.09)	(2.34)	(.11)
In excess of net realized gain	-	-	-	-	-	(.02)
Total distributions	(2.40)	(2.35)	(4.51)	(3.12)	(3.25)	(1.08)
Net asset value, end of period	$ 163.92	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71
Total Return B, C	(0.58)%	20.52%	28.31%	32.83%	22.71%	37.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,803,913	$ 5,538,735	$ 3,772,068	$ 2,098,042	$ 823,243	$ 245,700
Ratio of expenses to average net assets	.28% A, F	.28% F	.28% F	.28% F	.28% F	.28% F
Ratio of net investment income to average net assets	.94% A	1.09%	1.33%	1.74%	2.26%	2.70%
Portfolio turnover	9% A	8%	4%	9%	14%	16%

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 163.25
Income from Investment Operations
Net investment income D	.52
Net realized and unrealized gain (loss)	2.35 G
Total from investment operations	2.87
Less Distributions
From net investment income	(1.67)
From net realized gain	(.73)
Total distributions	(2.40)
Net asset value, end of period	$ 163.72
Total Return B, C	1.83%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Ratio of expenses to average net assets	.53% A, F
Ratio of net investment income to average net assets	.69% A
Portfolio turnover	9% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Initial Class	-1.03%	17.93%
S&P 500 ®	7.25%	22.43%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $17,814 - a 78.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,310 - a 103.10% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Microsoft Corp.	4.3
Exxon Mobil Corp.	4.2
Fannie Mae	3.9
Intel Corp.	3.8
Cisco Systems, Inc.	3.7
19.9
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.2
Finance	18.2
Utilities	10.0
Health	7.0
Energy	6.1
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks and Equity Futures 90.2%
Short-Term Investments and Net Other Assets 9.8%

* Foreign investments 6.2%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the six- and 12-month periods that ended June 30, 2000, the fund's returns fell short of the -0.42% and 7.25% returns recorded by the Standard & Poor's 500 Index, respectively.

Q. Why did the fund underperform the index during the past six months?

A. At the beginning of the period, one of the primary difficulties was an underweighting in the technology sector. This time period witnessed a speculative bubble in technology shares that finally burst in the spring of 2000, flattening many formerly high-flying technology stocks that had little or no earnings. The fund's emphasis on growth at a reasonable price prevented it from owning many of the best-performing stocks during this period. An overweighting in the finance sector, which faced a stiff headwind in the form of sharply higher interest rates, also undermined performance. Stock selection in the finance sector hurt as well, as a number of the fund's finance holdings detracted significantly from performance.

Q. The Federal Reserve Board raised short-term interest rates three times during the period. Why did you continue to overweight finance stocks, which tend to do poorly when rates rise?

A. Most of the overweighting was accounted for by two mortgage loan providers: Fannie Mae and Freddie Mac. These government-sponsored enterprises (GSEs) tend to be less sensitive to rising interest rates than banks, which I underweighted. Although the share prices of these two holdings did poorly during the period, they did not accurately reflect the earnings outlook, which remained excellent. Unfortunately, the herd instinct took over, and investors appeared to lump Fannie and Freddie with the rate-sensitive segments of the finance sector. Since the spring correction, however, investors have seemed more willing to evaluate stocks on the basis of earnings and other fundamental factors - a potentially positive development for these two stocks.

Q. What stocks did well for the fund?

A. Intel was one of the better performers. The stock firmed because of a shortage of microprocessors and expectations of improving personal computer demand in the second half of 2000. Intel also manufactures memory components for the cellular phone market, which experienced robust growth during the period. Another technology standout, Cisco Systems, has a significant share of the market for the routers used to expand the Internet. Drug giant Eli Lilly also per-
formed well. The company had a very successful test of Zovant, a new drug for treating sepsis, or blood poisoning. In addition, Lilly benefited from greater investor interest in drug stocks, which are thought to offer relatively stable earnings streams in a slowing economy.

Q. What stocks were disappointing?

A. The biggest detractor, Microsoft, received an unfavorable ruling in the federal government's antitrust suit against the company. The ruling may, despite the company's appeals, result in splitting Microsoft into two separate companies. In the consumer nondurables sector, Procter & Gamble fell sharply following a warning from the company that its earnings would fall short of analysts' estimates due, in part, to higher raw materials prices. Freddie Mac and Fannie Mae also made the list of stocks that detracted most from performance. This is a case where I felt that investors missed the boat - for the reasons I gave previously. Because of my strong conviction about these stocks, I used weakness in their prices as an opportunity to add to the fund's positions in them.

Q. What's your outlook, Louis?

A. Higher interest rates have begun to slow the economy, and I believe that more slowing can be expected over the next six to 12 months, as the Federal Reserve Board's series of interest-rate hikes percolates through the economy. While a slowing economy should alleviate concerns about inflation, it might also create a lot more earnings risk. With valuations relatively high, we probably will continue to see stocks punished severely when a company fails to meet earnings estimates. Investing in stocks with attractive growth prospects at reasonable prices is the fund's overall strategy, but finding companies that can deliver stable earnings growth under a variety of economic conditions also will be important in the period just ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of June 30, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; manager, Fidelity Growth & Income II, since 1998; various Fidelity Select Portfolios, 1992-1998; joined Fidelity in 1992

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Boeing Co.	181,300	$ 7,580,606
BASIC INDUSTRIES - 0.4%
Packaging & Containers - 0.4%
Ball Corp.	165,401	5,323,845
CONSTRUCTION & REAL ESTATE - 1.2%
Real Estate Investment Trusts - 1.2%
Equity Office Properties Trust	263,600	7,265,475
Equity Residential Properties Trust (SBI)	159,000	7,314,000
		14,579,475
DURABLES - 1.8%
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	118,700	9,792,750
Consumer Electronics - 1.0%
General Motors Corp. Class H (a)	139,800	12,267,450
TOTAL DURABLES		22,060,200
ENERGY - 6.1%
Energy Services - 0.8%
Schlumberger Ltd. (NY Shares)	123,700	9,231,113
Oil & Gas - 5.3%
BP Amoco PLC sponsored ADR	232,262	13,137,319
Exxon Mobil Corp.	661,528	51,929,948
		65,067,267
TOTAL ENERGY		74,298,380
FINANCE - 18.2%
Banks - 4.2%
Bank of New York Co., Inc.	536,700	24,956,550
Mellon Financial Corp.	316,900	11,547,044
Wachovia Corp.	271,200	14,712,600
		51,216,194
Credit & Other Finance - 3.7%
American Express Co.	298,600	15,564,525
Associates First Capital Corp. Class A	1,363,000	30,411,938
		45,976,463
Federal Sponsored Credit - 7.3%
Fannie Mae	918,200	47,918,563
Freddie Mac	1,021,132	41,355,846
		89,274,409
Insurance - 0.9%
American International Group, Inc.	76,537	8,993,098
PMI Group, Inc.	47,800	2,270,500
		11,263,598
Securities Industry - 2.1%
Charles Schwab Corp.	218,150	7,335,294

	Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	68,200	$ 7,843,000
Morgan Stanley Dean Witter & Co.	127,200	10,589,400
		25,767,694
TOTAL FINANCE		223,498,358
HEALTH - 7.0%
Drugs & Pharmaceuticals - 6.4%
Allergan, Inc.	90,600	6,749,700
Bristol-Myers Squibb Co.	447,100	26,043,575
Eli Lilly & Co.	385,400	38,491,825
Merck & Co., Inc.	91,100	6,980,538
		78,265,638
Medical Equipment & Supplies - 0.6%
Baxter International, Inc.	109,500	7,699,219
TOTAL HEALTH		85,964,857
INDUSTRIAL MACHINERY & EQUIPMENT - 4.5%
Electrical Equipment - 2.6%
General Electric Co.	599,700	31,784,100
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	144,700	4,901,713
Ingersoll-Rand Co.	132,400	5,329,100
Tyco International Ltd.	266,720	12,635,860
		22,866,673
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		54,650,773
MEDIA & LEISURE - 5.8%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	230,500	9,335,250
EchoStar Communications Corp. Class A (a)	327,800	10,853,253
Infinity Broadcasting Corp. Class A (a)	408,825	14,896,561
Pegasus Communications Corp. (a)	282,900	13,879,781
		48,964,845
Entertainment - 0.7%
Walt Disney Co.	217,800	8,453,363
Publishing - 1.1%
McGraw-Hill Companies, Inc.	256,500	13,851,000
TOTAL MEDIA & LEISURE		71,269,208
NONDURABLES - 3.4%
Foods - 1.1%
Bestfoods	166,700	11,543,975
Nabisco Holdings Corp. Class A	43,800	2,299,500
		13,843,475
Household Products - 0.2%
Procter & Gamble Co.	40,300	2,307,175
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Tobacco - 2.1%
Philip Morris Companies, Inc.	941,760	$ 25,015,500
TOTAL NONDURABLES		41,166,150
RETAIL & WHOLESALE - 5.6%
Drug Stores - 0.9%
Walgreen Co.	322,500	10,380,469
General Merchandise Stores - 2.5%
Wal-Mart Stores, Inc.	539,800	31,105,975
Retail & Wholesale, Miscellaneous - 2.2%
Bed Bath & Beyond, Inc. (a)	233,900	8,478,875
Home Depot, Inc.	374,000	18,676,625
		27,155,500
TOTAL RETAIL & WHOLESALE		68,641,944
SERVICES - 0.3%
Advertising - 0.3%
Omnicom Group, Inc.	35,100	3,126,094
TECHNOLOGY - 23.2%
Communications Equipment - 6.5%
Cisco Systems, Inc. (a)	715,300	45,466,256
Lucent Technologies, Inc.	72,000	4,266,000
Nokia AB sponsored ADR	260,700	13,018,706
Nortel Networks Corp.	246,000	17,064,640
		79,815,602
Computer Services & Software - 6.8%
Adobe Systems, Inc.	53,400	6,942,000
IMS Health, Inc.	595,000	10,710,000
Intuit, Inc. (a)	99,800	4,129,225
Microsoft Corp. (a)	659,100	52,727,994
VERITAS Software Corp. (a)	73,800	8,340,553
		82,849,772
Computers & Office Equipment - 3.9%
Compaq Computer Corp.	630,900	16,127,381
EMC Corp. (a)	249,300	19,180,519
Pitney Bowes, Inc.	301,400	12,056,000
		47,363,900
Electronics - 6.0%
Intel Corp.	345,500	46,189,031
LSI Logic Corp. (a)	90,600	4,903,725
Micron Technology, Inc. (a)	81,400	7,168,288
Texas Instruments, Inc.	226,200	15,537,113
		73,798,157
TOTAL TECHNOLOGY		283,827,431

	Shares	Value (Note 1)
UTILITIES - 10.0%
Cellular - 3.6%
Nextel Communications, Inc. Class A (a)	374,500	$ 22,914,719
Vodafone AirTouch PLC sponsored ADR	524,900	21,750,544
		44,665,263
Electric Utility - 0.5%
IPALCO Enterprises, Inc.	302,800	6,093,850
Telephone Services - 5.9%
Allegiance Telecom, Inc. (a)	119,400	7,641,600
AT&T Corp.	235,450	7,446,106
BellSouth Corp.	248,200	10,579,525
NEXTLINK Communications, Inc. Class A	203,800	7,731,663
Qwest Communications International, Inc. (a)	137,700	6,841,969
SBC Communications, Inc.	728,530	31,508,923
WorldCom, Inc. (a)	1	23
		71,749,809
TOTAL UTILITIES		122,508,922
TOTAL COMMON STOCKS (Cost $974,550,110)		1,078,496,243
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.57% 8/17/00 (c) (Cost $1,488,940)	$ 1,500,000	1,489,463
Cash Equivalents - 11.9%
	Shares
Central Cash Collateral Fund, 6.71% (b)	5,919,200	5,919,200
Taxable Central Cash Fund, 6.59% (b)	140,027,095	140,027,095
TOTAL CASH EQUIVALENTS (Cost $145,946,295)		145,946,295
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,121,985,345)		1,225,932,001
NET OTHER ASSETS - (0.1)%		(717,905)
NET ASSETS - 100%		$ 1,225,214,096
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
70 S&P 500 Stock Index Contracts	Sept. 2000	$ 25,691,750	$ (194,795)
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,489,463.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $339,324,728 and $468,732,226, respectively.
The market value of futures contracts opened and closed during the period amounted to $73,545,687 and $48,716,990, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,856 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,002,310. The fund received cash collateral of $5,919,200 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,123,779,759. Net unrealized appreciation aggregated $102,152,242, of which $210,748,476 related to appreciated investment securities and $108,596,234 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,121,985,345) - See accompanying schedule		$ 1,225,932,001
Receivable for investments sold		9,778,991
Receivable for fund shares sold		972,216
Dividends receivable		979,605
Interest receivable		739,383
Receivable for daily variation on futures contracts		176,750
Other receivables		15,747
Total assets		1,238,594,693
Liabilities
Payable for investments purchased	$ 5,986,196
Payable for fund shares redeemed	898,008
Accrued management fee	485,655
Distribution fees payable	13,646
Other payables and accrued expenses	77,892
Collateral on securities loaned, at value	5,919,200
Total liabilities		13,380,597
Net Assets		$ 1,225,214,096
Net Assets consist of:
Paid in capital		$ 1,061,452,605
Undistributed net investment income		6,495,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,514,137
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		103,751,859
Net Assets		$ 1,225,214,096
Initial Class: Net Asset Value, offering price and redemption price per share ($1,057,884,369 ÷ 68,340,631 shares)		$15.48
Service Class: Net Asset Value, offering price and redemption price per share ($165,011,887 ÷ 10,707,166 shares)		$15.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,317,840 ÷ 150,497 shares)		$15.40

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 6,835,962
Interest		2,943,179
Security lending		86,077
Total income		9,865,218
Expenses
Management fee	$ 2,904,405
Transfer agent fees	394,900
Distribution fees	64,785
Accounting and security lending fees	148,951
Non-interested trustees' compensation	1,956
Custodian fees and expenses	12,206
Audit	12,783
Legal	5,249
Reports to shareholders	4,672
Miscellaneous	303
Total expenses before reductions	3,550,210
Expense reductions	(82,248)	3,467,962
Net investment income		6,397,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	54,093,706
Foreign currency transactions	8,989
Futures contracts	1,057,848	55,160,543
Change in net unrealized appreciation (depreciation) on:
Investment securities	(94,278,054)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(194,795)	(94,472,851)
Net gain (loss)		(39,312,308)
Net increase (decrease) in net assets resulting from operations		$ (32,915,052)
Other Information Expense reductions Directed brokerage arrangements		$ 81,894
Custodian credits		354
		$ 82,248

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,397,256	$ 14,349,137
Net realized gain (loss)	55,160,543	94,527,839
Change in net unrealized appreciation (depreciation)	(94,472,851)	5,576,047
Net increase (decrease) in net assets resulting from operations	(32,915,052)	114,453,023
Distributions to shareholders From net investment income	(14,244,194)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,301)	(22,391,118)
Share transactions - net increase (decrease)	10,338,716	102,753,346
Total increase (decrease) in net assets	(129,782,637)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $6,495,495 and $14,353,340, respectively)	$ 1,225,214,096	$ 1,354,996,733

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,848,084	$ 75,165,202	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(15,652,464)	(244,802,304)	(15,445,916)	(257,900,936)
Net increase (decrease)	(4,455,829)	$ (71,678,956)	2,104,330	$ 29,664,983
Service Class Sold	4,709,059	$ 72,777,536	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(148,738)	(2,281,362)	(55,277)	(910,981)
Net increase (decrease)	5,161,473	$ 79,735,887	4,405,208	$ 73,088,363
Service Class 2 A Sold	149,950	$ 2,273,384	-	$ -
Reinvested	550	8,442	-	-
Redeemed	(3)	(41)	-	-
Net increase (decrease)	150,497	$ 2,281,785	-	$ -
Distributions From net investment income Initial Class		$ 13,015,418		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,194		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,301		$ 22,391,118

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.08 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.47)	1.27	3.54	2.84	(.10)
Total from investment operations	(.39)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.48	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(2.23)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,057,884	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.57% A	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.56% A, G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.06% A	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover	60% A	58%	66%	81%	0% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.07	.16	.15	.03
Net realized and unrealized gain (loss)	(.47)	1.27	3.50	.49
Total from investment operations	(.40)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.41	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(2.30)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 165,012	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.67% A	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.66% A, G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	.96% A	.98%	1.05%	1.24% A
Portfolio turnover	60% A	58%	66%	81%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 F
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.05
Net realized and unrealized gain (loss)	(.16)
Total from investment operations	(.11)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.40
Total Return B, C	(0.63)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,318
Ratio of expenses to average net assets	.81% A
Ratio of expenses to average net assets after expense reductions	.80% A, E
Ratio of net investment income to average net assets	.82% A
Portfolio turnover	60% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,094,741,303.86	94.882
Against	8,150,336.78	0.707
Abstain	50,895,725.39	4.411
TOTAL	1,153,787,366.03	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,065,660,945.04	92.362
Against	14,930,318.61	1.294
Abstain	73,196,102.38	6.344
TOTAL	1,153,787,366.03	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,052,012,765.56	91.179
Against	14,716,021.72	1.276
Abstain	87,058,578.75	7.545
TOTAL	1,153,787,366.03	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,047,279,358.30	90.769
Against	18,168,639.12	1.575
Abstain	88,339,368.61	7.656
TOTAL	1,153,787,366.03	100.000

PROPOSAL 7

To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,045,547,591.12	90.619
Against	27,126,923.06	2.351
Abstain	81,112,851.85	7.030
TOTAL	1,153,787,366.03	100.000

PROPOSAL 8

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,041,821,757.51	90.296
Against	27,809,789.09	2.410
Abstain	84,155,819.43	7.294
TOTAL	1,153,787,366.03	100.000

PROPOSAL 9

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,042,706,287.48	90.372
Against	26,973,368.78	2.338
Abstain	84,107,709.77	7.290
TOTAL	1,153,787,366.03	100.000

* Denotes trust-wide proposals and voting results.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Equity-Income - Initial Class	-8.20%	14.29%	14.68%
Russell 3000® Value	-8.38%	17.20%	15.03%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $39,340 - a 293.40% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,554 - a 305.54% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.8
Citigroup, Inc.	3.6
Exxon Mobil Corp.	3.4
BP Amoco PLC sponsored ADR	2.6
Viacom, Inc. Class B (non-vtg.)	2.4
15.8
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Finance	24.2
Energy	15.9
Utilities	10.3
Health	7.8
Industrial Machinery & Equipment	7.6
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 96.5%
Bonds 2.1%
Short-Term Investments and Net Other Assets 1.4%

* Foreign investments 9.7%

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Steve Petersen,
Portfolio Manager of
Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period ending June 30, 2000, the fund outperformed the Russell 3000 Value Index, which returned -3.56%. The fund also outperformed the Russell index's 12-month return of -8.38% for the one-year period ending June 30, 2000.

Q. What helped the fund outperform its benchmark?

A. The most important aspect of the fund's performance relative to the index was the huge swing in technology stock prices and the impact it had. From the beginning of the year through mid-March, technology stocks led the market. That came to an end as the NASDAQ plummeted and was still struggling to recover at the end of the period. The Russell 3000 Value Index, which focuses on companies with value characteristics, closely reflects the fund's investment strategy. However, with a lower weighting in technology stocks than the Russell index, the fund was not as exposed to these wild swings. Consequently, the underweighting in technology stocks helped the fund's relative performance.

Q. How did financial stocks - the fund's largest sector weighting - do?

A. Their performance was mixed. Although fund holding American Express' fundamentals were good, the company, which focuses on high-end travel and entertainment spending, was hurt by the perception of a slowing economy, and its high valuation added to concern about a possible decline in its earnings momentum. Fannie Mae continued to be plagued by Congress' current debate about whether the U.S. government should continue to implicitly guarantee its debt. Fannie Mae also was hurt by higher interest rates. On the positive side, financial companies that earned a higher percentage of their revenues from transactions or asset management businesses did well during the period. Fund holding Citigroup benefited from subsidiary Salomon Smith Barney's strong revenues, and Bank of New York's growing revenues from its successful custody business helped its performance.

Q. Pharmaceutical stocks appeared to come back from their slump last year . . .

A. Yes, they were disappointments last year. The U.S. government had considered providing coverage to Medicare patients for prescription drugs, potentially cutting drug companies' profits. This year, however, an evolving perception of a slowing economy helped pharmaceutical stocks, which are considered to be defensive, to come back strongly. As a result, the fund's pharmaceutical holdings performed very well. Eli Lilly was one example of a strong pharmaceutical stock. The company's performance was boosted by its development of a drug to treat sepsis, an often fatal condition resulting from severe infections. This drug could be a possible source of significant revenues for the company. The company's stock soared following the reports of promising clinical test results. Schering-Plough was another beneficiary of the general recovery in pharmaceutical stock prices.

Q. Which stocks were disappointments?

A. Along with many other companies, AT&T was hurt by announcements that its earnings growth would be lower than expected. Its core business - consumer long-distance telephone service - has been rather flat over the past few years. Prices have declined while competition has increased. Honeywell's expectations for earnings growth also slipped. This multi-industry company saw a softening in a couple of its business lines, and its performance slumped. SBC Communications, a telephone company specializing in local service, also announced slower-than-expected earnings growth, and its stock performance suffered.

Q. What's your near-term outlook, Steve?

A. The big question is how much the economy will slow. If it strengthens once again, showing the last couple of months to be an anomaly, it would cause more worry about increasingly drastic steps the Federal Reserve Board could take - such as increasing interest rates significantly - to slow the economy, potentially causing a recession. On the other hand, if the Fed's tightening moves have been sufficient to slow the economy and reduce expectations for growth, perhaps even causing a bit of a correction in technology stocks, the market would probably perceive that as a very positive scenario. No matter what scenario evolves, I will continue to invest in what I believe to be the cheapest part of the market. I'm focusing on finding very solid companies, looking for good value and strong dividend yields. Although this area could remain out of favor for some time, there are still some terrific opportunities in this universe, and I'll continue to search for them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of June 30, 2000, more than $9.9 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.5%
Aerospace & Defense - 3.2%
Boeing Co.	1,678,000	$ 70,161,375
Honeywell International, Inc.	1,758,825	59,250,417
Rockwell International Corp.	592,100	18,651,150
Textron, Inc.	1,515,000	82,283,438
United Technologies Corp.	1,466,300	86,328,413
		316,674,793
Ship Building & Repair - 0.3%
General Dynamics Corp.	505,700	26,422,825
TOTAL AEROSPACE & DEFENSE		343,097,618
BASIC INDUSTRIES - 4.7%
Chemicals & Plastics - 2.5%
Arch Chemicals, Inc.	292,600	6,400,625
Celanese AG	151,110	2,911,858
Crompton Corp.	1,090,651	13,360,475
Dow Chemical Co.	820,200	24,759,788
E.I. du Pont de Nemours and Co.	609,449	26,663,394
Engelhard Corp.	557,500	9,512,344
Great Lakes Chemical Corp.	1,060,100	33,393,150
Hercules Trust II unit	15,700	8,713,500
Hercules, Inc.	856,100	12,038,906
IMC Global, Inc.	1,626,800	21,148,400
M.A. Hanna Co.	979,200	8,812,800
Millennium Chemicals, Inc.	749,200	12,736,400
Olin Corp.	712,700	11,759,550
Praxair, Inc.	446,900	16,730,819
Rohm & Haas Co.	122,300	4,219,350
Solutia, Inc.	1,249,300	17,177,875
Union Carbide Corp.	376,200	18,621,900
		248,961,134
Iron & Steel - 0.5%
Allegheny Technologies, Inc.	782,050	14,076,900
Dofasco, Inc.	749,800	12,332,070
Nucor Corp.	628,100	20,845,069
		47,254,039
Metals & Mining - 0.9%
Alcoa, Inc.	2,308,216	66,938,264
Phelps Dodge Corp.	556,500	20,694,844
Ryerson Tull, Inc.	753,323	7,815,726
		95,448,834
Packaging & Containers - 0.2%
Ball Corp.	387,075	12,458,977
Owens-Illinois, Inc. (a)	700,700	8,189,431
		20,648,408
Paper & Forest Products - 0.6%
Bowater, Inc.	798,600	35,238,225
International Paper Co.	165,910	4,946,192

	Shares	Value (Note 1)
Pentair, Inc.	236,600	$ 8,399,300
Smurfit-Stone Container Corp. (a)	755,400	9,725,775
		58,309,492
TOTAL BASIC INDUSTRIES		470,621,907
CONSTRUCTION & REAL ESTATE - 1.4%
Building Materials - 0.4%
Fortune Brands, Inc.	805,700	18,581,456
Masco Corp.	1,265,800	22,863,513
		41,444,969
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	109,600	3,760,650
Crescent Real Estate Equities Co.	810,400	16,613,200
Duke-Weeks Realty Corp.	434,622	9,724,667
Equity Office Properties Trust	524,500	14,456,531
Equity Residential Properties Trust (SBI)	649,500	29,877,000
Public Storage, Inc.	609,700	14,289,844
Spieker Properties, Inc.	277,000	12,742,000
		101,463,892
TOTAL CONSTRUCTION & REAL ESTATE		142,908,861
DURABLES - 2.4%
Autos, Tires, & Accessories - 1.2%
AutoNation, Inc.	642,800	4,539,775
Eaton Corp.	428,300	28,696,100
Goodyear Tire & Rubber Co.	407,100	8,142,000
Johnson Controls, Inc.	333,600	17,117,850
Meritor Automotive, Inc.	408,600	4,494,600
Navistar International Corp. (a)	387,600	12,039,825
Pep Boys-Manny, Moe & Jack	662,100	3,972,600
TRW, Inc.	801,700	34,773,738
		113,776,488
Consumer Durables - 0.9%
Minnesota Mining & Manufacturing Co.	682,500	56,306,250
Snap-On, Inc.	1,102,000	29,340,750
		85,647,000
Consumer Electronics - 0.1%
Black & Decker Corp.	252,600	9,930,338
General Motors Corp. Class H (a)	43,086	3,780,797
		13,711,135
Home Furnishings - 0.2%
Newell Rubbermaid, Inc.	822,067	21,168,225
Textiles & Apparel - 0.0%
Kellwood Co.	85,800	1,812,525
TOTAL DURABLES		236,115,373
ENERGY - 15.7%
Energy Services - 2.3%
Baker Hughes, Inc.	1,817,400	58,156,800
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Halliburton Co.	2,882,900	$ 136,036,844
Schlumberger Ltd. (NY Shares)	409,500	30,558,938
		224,752,582
Oil & Gas - 13.4%
Amerada Hess Corp.	246,500	15,221,375
Anadarko Petroleum Corp.	587,900	28,990,819
BP Amoco PLC sponsored ADR	4,538,242	256,694,313
Burlington Resources, Inc.	1,192,100	45,597,825
Chevron Corp.	1,280,171	108,574,503
Conoco, Inc.:
Class A	721,200	15,866,400
Class B	1,931,915	47,452,662
Exxon Mobil Corp.	4,334,118	340,228,263
Occidental Petroleum Corp.	985,000	20,746,563
Royal Dutch Petroleum Co. (NY Shares)	1,968,600	121,191,938
Santa Fe Snyder Corp. (a)	1,336,203	15,199,309
Tosco Corp.	449,800	12,734,963
TotalFinaElf SA:
Class B	448,000	68,992,001
sponsored ADR	2,183,396	167,712,105
Ultramar Diamond Shamrock Corp.	713,600	17,706,200
Union Pacific Resources Group, Inc.	645,500	14,201,000
USX - Marathon Group	1,621,100	40,628,819
		1,337,739,058
TOTAL ENERGY		1,562,491,640
FINANCE - 23.5%
Banks - 10.2%
Bank of America Corp.	2,935,590	126,230,370
Bank of New York Co., Inc.	4,579,000	212,923,500
Bank One Corp.	1,119,438	29,735,072
Chase Manhattan Corp.	2,924,450	134,707,478
Comerica, Inc.	1,601,800	71,880,775
Firstar Corp.	138,900	2,925,581
FleetBoston Financial Corp.	2,006,200	68,210,800
Mellon Financial Corp.	2,266,900	82,600,169
National Bank of Canada	2,476,636	36,969,710
PNC Financial Services Group, Inc.	233,000	10,921,875
U.S. Bancorp	2,928,094	56,365,810
Wachovia Corp.	442,500	24,005,625
Wells Fargo & Co.	3,967,200	153,729,000
		1,011,205,765
Credit & Other Finance - 7.2%
American Express Co.	3,251,616	169,490,484
Associates First Capital Corp. Class A	3,623,656	80,852,825

	Shares	Value (Note 1)
Citigroup, Inc.	5,969,898	$ 359,686,355
Household International, Inc.	2,527,647	105,055,328
		715,084,992
Federal Sponsored Credit - 2.7%
Fannie Mae	4,308,800	224,865,500
Freddie Mac	762,900	30,897,450
SLM Holding Corp.	412,700	15,450,456
		271,213,406
Insurance - 2.5%
Ace Ltd.	1,474,100	41,274,800
American International Group, Inc.	315,900	37,118,250
Everest Re Group Ltd.	96,800	3,182,300
Hartford Financial Services Group, Inc.	1,691,600	94,623,875
Highlands Insurance Group, Inc. (a)	371,100	3,479,063
Protective Life Corp.	180,700	4,811,138
The Chubb Corp.	382,500	23,523,750
The St. Paul Companies, Inc.	374,200	12,769,575
UnumProvident Corp.	1,063,700	21,340,481
XL Capital Ltd. Class A	180,700	9,780,388
		251,903,620
Savings & Loans - 0.2%
TCF Financial Corp.	573,000	14,718,938
Securities Industry - 0.7%
Franklin Resources, Inc.	243,700	7,402,388
Morgan Stanley Dean Witter & Co.	410,600	34,182,450
Nomura Securities Co. Ltd.	1,061,000	25,969,582
Waddell & Reed Financial, Inc. Class B	94,498	2,746,348
		70,300,768
TOTAL FINANCE		2,334,427,489
HEALTH - 7.8%
Drugs & Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	2,457,400	143,143,550
Eli Lilly & Co.	2,053,000	205,043,375
Merck & Co., Inc.	1,595,700	122,270,513
Schering-Plough Corp.	2,129,530	107,541,265
		577,998,703
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	1,616,600	72,039,738
Becton, Dickinson & Co.	680,800	19,530,450
Cardinal Health, Inc.	481,100	35,601,400
		127,171,588
Medical Facilities Management - 0.7%
HCA - The Healthcare Co.	2,259,150	68,621,681
TOTAL HEALTH		773,791,972
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
Electrical Equipment - 4.2%
General Electric Co.	7,160,900	$ 379,527,680
Siemens AG	253,900	38,268,849
		417,796,529
Industrial Machinery & Equipment - 3.2%
Caterpillar, Inc.	1,009,800	34,206,975
CNH Global NV	506,200	4,682,350
Deere & Co.	1,258,250	46,555,250
Ingersoll-Rand Co.	799,500	32,179,875
ITT Industries, Inc.	218,600	6,639,975
Kennametal, Inc.	500,708	10,733,928
Parker-Hannifin Corp.	641,100	21,957,675
The Stanley Works	293,700	6,975,375
Tyco International Ltd.	3,208,246	151,990,654
		315,922,057
Pollution Control - 0.0%
Republic Services, Inc. Class A (a)	341,200	5,459,200
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		739,177,786
MEDIA & LEISURE - 5.8%
Broadcasting - 1.4%
Clear Channel Communications, Inc. (a)	123,500	9,262,500
MediaOne Group, Inc. (a)	636,110	42,182,840
Time Warner, Inc.	1,167,754	88,749,334
		140,194,674
Entertainment - 2.9%
Fox Entertainment Group, Inc. Class A (a)	721,700	21,921,638
Mandalay Resort Group (a)	534,500	10,690,000
Viacom, Inc. Class B (non-vtg.) (a)	3,482,118	237,436,921
Walt Disney Co.	586,900	22,779,056
		292,827,615
Lodging & Gaming - 0.6%
Harrah's Entertainment, Inc. (a)	424,500	8,887,969
Starwood Hotels & Resorts Worldwide, Inc. unit	1,465,981	47,736,006
		56,623,975
Publishing - 0.4%
Reader's Digest Association, Inc. Class A (non-vtg.)	953,200	37,889,700
Restaurants - 0.5%
McDonald's Corp.	1,562,400	51,461,550
TOTAL MEDIA & LEISURE		578,997,514
NONDURABLES - 3.6%
Beverages - 0.1%
Brown-Forman Corp. Class B (non-vtg.)	147,800	7,944,250

	Shares	Value (Note 1)
Foods - 0.7%
Nabisco Group Holdings Corp.	967,700	$ 25,099,719
Nabisco Holdings Corp. Class A	779,200	40,908,000
		66,007,719
Household Products - 1.8%
Avon Products, Inc.	915,600	40,744,200
Clorox Co.	649,300	29,096,756
Dial Corp.	624,300	6,477,113
Gillette Co.	769,200	26,873,925
International Flavors & Fragrances, Inc.	244,600	7,383,863
Procter & Gamble Co.	438,400	25,098,400
Unilever NV (NY Shares)	241,485	10,383,855
Unilever PLC	6,090,714	38,257,265
		184,315,377
Tobacco - 1.0%
Philip Morris Companies, Inc.	3,741,200	99,375,625
TOTAL NONDURABLES		357,642,971
RETAIL & WHOLESALE - 2.5%
Apparel Stores - 0.9%
Charming Shoppes, Inc. (a)	612,800	3,121,450
Footstar, Inc. (a)	206,300	6,859,475
The Limited, Inc.	2,635,400	56,990,525
TJX Companies, Inc.	1,362,300	25,543,125
Venator Group, Inc. (a)	221,300	2,268,325
		94,782,900
General Merchandise Stores - 1.6%
Ames Department Stores, Inc.	203,500	1,577,125
Consolidated Stores Corp. (a)	2,020,156	24,241,875
Federated Department Stores, Inc. (a)	1,102,700	37,216,125
Hudson's Bay Co. (e)	302,500	3,207,869
JCPenney Co., Inc.	328,100	6,049,344
Target Corp.	870,700	50,500,600
Wal-Mart Stores, Inc.	608,600	35,070,575
		157,863,513
TOTAL RETAIL & WHOLESALE		252,646,413
SERVICES - 1.3%
Printing - 0.2%
New England Business Service, Inc.	207,200	3,367,000
R.R. Donnelley & Sons Co.	535,300	12,077,706
		15,444,706
Services - 1.1%
ACNielsen Corp. (a)	750,100	16,502,200
Brascan Corp. Class A (ltd. vtg.)	2,699,800	31,730,172
Dun & Bradstreet Corp.	134,300	3,844,338
H&R Block, Inc.	1,073,800	34,764,275
Per-Se Technologies, Inc. (a)	9,540	89,438
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Per-Se Technologies, Inc. warrants 7/8/03 (a)	12,807	$ 0
Viad Corp.	775,800	21,140,550
		108,070,973
TOTAL SERVICES		123,515,679
TECHNOLOGY - 3.5%
Communications Equipment - 0.1%
Nortel Networks Corp.	122,804	8,518,724
Computer Services & Software - 0.9%
IMS Health, Inc.	891,500	16,047,000
Microsoft Corp. (a)	196,400	15,712,000
NCR Corp. (a)	683,800	26,625,463
Sabre Holdings Corp. Class A	145,116	4,135,806
Unisys Corp. (a)	2,059,717	29,994,629
		92,514,898
Computers & Office Equipment - 2.1%
Compaq Computer Corp.	2,037,300	52,078,481
Hewlett-Packard Co.	157,800	19,705,275
International Business Machines Corp.	567,400	62,165,763
Pitney Bowes, Inc.	1,582,000	63,280,000
Xerox Corp.	463,100	9,609,325
		206,838,844
Electronic Instruments - 0.3%
Thermo Electron Corp. (a)	1,295,400	27,284,363
Photographic Equipment - 0.1%
Eastman Kodak Co.	257,200	15,303,400
TOTAL TECHNOLOGY		350,460,229
TRANSPORTATION - 1.2%
Air Transportation - 0.2%
AMR Corp.	371,000	9,808,313
Southwest Airlines Co.	435,000	8,237,813
		18,046,126
Railroads - 1.0%
Burlington Northern Santa Fe Corp.	2,998,700	68,782,681
CSX Corp.	559,200	11,848,050
Union Pacific Corp.	409,400	15,224,563
		95,855,294
TOTAL TRANSPORTATION		113,901,420
UTILITIES - 9.2%
Cellular - 0.1%
AT&T Corp. - Wireless Group	453,300	12,635,738
Electric Utility - 2.4%
Allegheny Energy, Inc.	1,148,700	31,445,663

	Shares	Value (Note 1)
American Electric Power Co., Inc.	997,100	$ 29,539,088
Cinergy Corp.	415,000	10,556,563
DPL, Inc.	168,354	3,693,266
Entergy Corp.	3,187,300	86,654,719
IPALCO Enterprises, Inc.	431,500	8,683,938
Niagara Mohawk Holdings, Inc. (a)	1,682,100	23,444,269
NRG Energy, Inc.	308,800	5,635,600
PG&E Corp.	1,551,878	38,214,996
		237,868,102
Telephone Services - 6.7%
AT&T Corp.	4,236,400	133,976,150
Bell Atlantic Corp.	1,266,240	64,340,820
BellSouth Corp.	2,151,399	91,703,382
GTE Corp.	1,087,100	67,671,975
Pathnet, Inc. warrants 4/15/08 (a)(e)	510	5,100
SBC Communications, Inc.	5,353,193	231,525,597
U.S. WEST, Inc.	189,300	16,232,475
WorldCom, Inc. (a)	1,309,716	60,083,199
		665,538,698
TOTAL UTILITIES		916,042,538
TOTAL COMMON STOCKS (Cost $7,320,124,457)		9,295,839,410
Preferred Stocks - 3.0%

Convertible Preferred Stocks - 3.0%
BASIC INDUSTRIES - 0.2%
Chemicals & Plastics - 0.1%
Monsanto Co. $1.625 ACES	283,800	12,966,113
Paper & Forest Products - 0.1%
Georgia-Pacific Corp. $3.75 PEPS	314,100	9,854,888
TOTAL BASIC INDUSTRIES		22,821,001
ENERGY - 0.2%
Oil & Gas - 0.2%
Apache Corp. $2.015 ACES	183,100	9,349,635
The Coastal Corp. $1.20 PRIDES	368,900	11,938,711
		21,288,346
FINANCE - 0.7%
Credit & Other Finance - 0.4%
Federal-Mogul Financing Trust $3.50	490,300	10,725,313
Union Pacific Capital Trust:
$3.125	403,200	15,926,400
$3.125 TIDES (e)	384,500	15,187,750
		41,839,463
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
FINANCE - continued
Insurance - 0.3%
Ace Ltd. $4.125 PRIDES	225,800	$ 14,126,725
MetLife, Inc. $4.00	225,800	15,523,750
		29,650,475
TOTAL FINANCE		71,489,938
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Electrical Equipment - 0.1%
Loral Space & Communications Ltd. Series C:
$3.00 (e)	183,200	4,122,000
$3.00	208,700	4,695,750
		8,817,750
Industrial Machinery & Equipment - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	530,100	10,188,522
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		19,006,272
MEDIA & LEISURE - 0.9%
Broadcasting - 0.6%
Cox Communications, Inc.:
$2.27 PRIDES	159,500	9,884,215
$6.858 PRIZES	146,000	16,078,250
MediaOne Group, Inc. (Vodafone AirTouch PLC):
$3.04 PIES	317,100	12,763,275
$3.63 PIES	249,900	22,491,000
		61,216,740
Entertainment - 0.1%
Premier Parks, Inc. $4.05 PIES	273,300	11,956,875
Publishing - 0.2%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	464,700	16,409,951
TOTAL MEDIA & LEISURE		89,583,566
NONDURABLES - 0.3%
Beverages - 0.3%
Seagram Co. Ltd. $3.76 ACES	473,400	25,001,674
RETAIL & WHOLESALE - 0.0%
General Merchandise Stores - 0.0%
Kmart Financing I $3.875	100,000	3,643,750
UTILITIES - 0.5%
Electric Utility - 0.3%
Alliant Energy Resources, Inc. $4.91 (e)	52,700	3,642,888

	Shares	Value (Note 1)
NiSource, Inc. $3.875 PIES	299,300	$ 11,148,925
TXU Corp. $1.6575 PRIDES	398,400	13,844,400
		28,636,213
Gas - 0.2%
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	484,900	14,910,675
TOTAL UTILITIES		43,546,888
TOTAL CONVERTIBLE PREFERRED STOCKS		296,381,435
Nonconvertible Preferred Stocks - 0.0%
CONSTRUCTION & REAL ESTATE - 0.0%
Real Estate Investment Trusts - 0.0%
California Federal Preferred Capital Corp. $2.2812	31,590	671,288
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
CSC Holdings, Inc. 11.125% pay-in-kind	23,622	2,468,499
Publishing - 0.0%
PRIMEDIA, Inc. 8.625%	6,123	520,455
TOTAL MEDIA & LEISURE		2,988,954
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,660,242
TOTAL PREFERRED STOCKS (Cost $317,222,517)		300,041,677
Corporate Bonds - 2.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.7%
CONSTRUCTION & REAL ESTATE - 0.4%
Real Estate Investment Trusts - 0.4%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 27,985,000	36,363,009
DURABLES - 0.1%
Consumer Electronics - 0.1%
Sunbeam Corp. 0% 3/25/18 (e)	Caa2	60,290,000	9,344,950
FINANCE - 0.0%
Insurance - 0.0%
Loews Corp. 3.125% 9/15/07	A2	4,320,000	3,591,000
MEDIA & LEISURE - 0.6%
Broadcasting - 0.1%
Cox Communications, Inc. 1% 4/19/20	Baa3	26,600,000	13,815,508
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
Publishing - 0.5%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13	Baa3	$ 42,720,000	$ 47,448,250
TOTAL MEDIA & LEISURE			61,263,758
NONDURABLES - 0.0%
Foods - 0.0%
Chiquita Brands International, Inc. 7% 3/28/01	B3	820,000	721,600
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Softkey International, Inc. 5.5% 11/1/00 (e)	-	1,340,000	1,313,200
Computers & Office Equipment - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,097,038
Electronics - 0.1%
Solectron Corp. 0% 5/8/20	BBB	13,410,000	8,548,875
Vitesse Semiconductor Corp. 4% 3/15/05 (e)	B2	7,770,000	7,187,250
			15,736,125
TOTAL TECHNOLOGY			23,146,363
UTILITIES - 0.4%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (e)	B1	13,390,000	13,858,650
Telephone Services - 0.3%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	13,380,000	12,117,263
Telefonos de Mexico SA de CV 4.25% 6/15/04	Baa3	9,430,000	12,659,775
			24,777,038
TOTAL UTILITIES			38,635,688
TOTAL CONVERTIBLE BONDS			173,066,368
Nonconvertible Bonds - 0.4%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. 9.875% 5/1/07	Ba3	1,340,000	1,326,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	$ 1,520,000	$ 1,641,600
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Macsaver Financial Services, Inc. 7.875% 8/1/03	Ba2	1,000,000	620,000
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	1,550,000	1,418,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	950,000	826,500
7.875% 1/1/09	Ba2	1,065,000	905,250
			1,731,750
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Adelphia Communications Corp. 9.875% 3/1/07	B1	2,425,000	2,303,750
Century Communications Corp. Series B, 0% 1/15/08	B1	440,000	180,400
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09	B2	1,340,000	1,182,550
NTL Communications Corp. 11.5% 10/1/08	B3	4,140,000	4,171,050
Telewest PLC 0% 10/1/07 (d)	B1	2,265,000	2,163,075
United Pan-Europe Communications NV 10.875% 11/1/07	B2	2,380,000	2,142,000
			12,142,825
Entertainment - 0.0%
Regal Cinemas, Inc. 8.875% 12/15/10	Ca	2,340,000	561,600
Lodging & Gaming - 0.0%
HMH Properties, Inc. 7.875% 8/1/08	Ba2	230,000	205,275
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	1,020,000	946,050
TOTAL MEDIA & LEISURE			13,855,750
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
PSINet, Inc. 10.5% 12/1/06	B3	$ 1,335,000	$ 1,228,200
UTILITIES - 0.2%
Cellular - 0.1%
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	3,765,000	2,804,925
12% 11/1/08	B1	1,410,000	1,505,175
			4,310,100
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	1,335,000	1,308,300
McLeodUSA, Inc. 9.5% 11/1/08	B1	910,000	887,250
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	2,780,000	2,606,250
Pathnet, Inc. 12.25% 4/15/08	-	510,000	285,600
Rhythms NetConnections, Inc. 12.75% 4/15/09	B3	1,670,000	1,135,600
WinStar Communications, Inc.:
0% 4/15/10 (d)(e)	B3	1,449,000	673,785
12.75% 4/15/10 (e)	B3	4,031,000	3,889,915
			10,786,700
TOTAL UTILITIES			15,096,800
TOTAL NONCONVERTIBLE BONDS			36,918,950
TOTAL CORPORATE BONDS (Cost $193,683,286)			209,985,318
Cash Equivalents - 1.0%
	Shares
Central Cash Collateral Fund, 6.71% (c)	1,698,015	1,698,015
Taxable Central Cash Fund, 6.59% (c)	94,619,327	94,619,327
TOTAL CASH EQUIVALENTS (Cost $96,317,342)		96,317,342
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $7,927,347,602)		9,902,183,747
NET OTHER ASSETS - 0.4%		41,016,147
NET ASSETS - 100%		$ 9,943,199,894
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,433,357 or 0.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $990,959,058 and $2,056,546,197, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $119,617 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,591,025. The fund received cash collateral of $1,698,015 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $19,514,648. The weighted average interest rate was 5.86%. Interest expense includes $171,586 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $13,171,318. The weighted average interest rate was 6.09%. Interest expense includes $49,044 paid under the bank borrowing program.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $7,931,739,825. Net unrealized appreciation aggregated $1,970,443,922, of which $2,830,722,007 related to appreciated investment securities and $860,278,085 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $7,927,347,602) - See accompanying schedule		$ 9,902,183,747
Cash		80,267
Receivable for investments sold		46,351,579
Receivable for fund shares sold		3,306,224
Dividends receivable		18,707,830
Interest receivable		3,548,270
Other receivables		639,455
Total assets		9,974,817,372
Liabilities
Payable for investments purchased	$ 16,883,268
Payable for fund shares redeemed	8,328,602
Accrued management fee	4,071,933
Distribution fees payable	43,292
Other payables and accrued expenses	592,368
Collateral on securities loaned, at value	1,698,015
Total liabilities		31,617,478
Net Assets		$ 9,943,199,894
Net Assets consist of:
Paid in capital		$ 7,592,710,655
Undistributed net investment income		94,996,781
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		280,716,353
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,974,776,105
Net Assets		$ 9,943,199,894
Initial Class: Net Asset Value, offering price and redemption price per share ($9,442,871,134 ÷ 412,176,524 shares)		$22.91
Service Class: Net Asset Value, offering price and redemption price per share ($488,634,853 ÷ 21,378,754 shares)		$22.86
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,693,907 ÷ 511,954 shares)		$22.84

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 114,821,549
Interest		7,423,512
Security lending		109,307
Total income		122,354,368
Expenses
Management fee	$ 24,432,214
Transfer agent fees	3,355,035
Distribution fees	226,077
Accounting and security lending fees	443,177
Non-interested trustees' compensation	25,855
Custodian fees and expenses	117,627
Registration fees	1,500
Audit	39,228
Legal	42,473
Interest	220,630
Miscellaneous	59,950
Total expenses before reductions	28,963,766
Expense reductions	(585,247)	28,378,519
Net investment income		93,975,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	290,121,682
Foreign currency transactions	(169,714)	289,951,968
Change in net unrealized appreciation (depreciation) on:
Investment securities	(725,820,111)
Assets and liabilities in foreign currencies	(72,517)	(725,892,628)
Net gain (loss)		(435,940,660)
Net increase (decrease) in net assets resulting from operations		$ (341,964,811)
Other Information Expense reductions Directed brokerage arrangements		$ 583,627
Custodian credits		1,620
		$ 585,247

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 93,975,849	$ 185,905,580
Net realized gain (loss)	289,951,968	697,598,663
Change in net unrealized appreciation (depreciation)	(725,892,628)	(178,860,281)
Net increase (decrease) in net assets resulting from operations	(341,964,811)	704,643,962
Distributions to shareholders From net investment income	(185,023,672)	(170,985,891)
From net realized gain	(697,715,914)	(377,968,784)
Total distributions	(882,739,586)	(548,954,675)
Share transactions - net increase (decrease)	(283,718,779)	(339,122,770)
Total increase (decrease) in net assets	(1,508,423,176)	(183,433,483)
Net Assets
Beginning of period	11,451,623,070	11,635,056,553
End of period (including undistributed net investment income of $94,996,781 and $185,982,649, respectively)	$ 9,943,199,894	$ 11,451,623,070

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,194,962	$ 468,135,483	41,506,315	$ 1,076,558,536
Reinvested	38,143,294	847,544,035	22,601,688	537,468,103
Redeemed	(74,517,854)	(1,710,461,582)	(84,630,671)	(2,163,179,248)
Net increase (decrease)	(16,179,598)	$ (394,782,064)	(20,522,668)	$ (549,152,609)
Service Class Sold	4,641,894	107,791,908	8,201,124	211,555,674
Reinvested	1,585,963	35,176,653	483,645	11,486,572
Redeemed	(1,892,879)	(43,575,460)	(507,589)	(13,012,407)
Net increase (decrease)	4,334,978	$ 99,393,101	8,177,180	$ 210,029,839
Service Class 2 A Sold	523,075	$ 11,931,422	-	$ -
Reinvested	852	18,898	-	-
Redeemed	(11,973)	(280,136)	-	-
Net increase (decrease)	511,954	$ 11,670,184	-	$ -
Distributions From net investment income Initial Class		$ 177,777,529		$ 167,408,106
Service Class		7,242,252		3,577,785
Service Class 2 A		3,891		-
Total		$ 185,023,672		$ 170,985,891
From net realized gain Initial Class		$ 669,766,506		$ 370,059,997
Service Class		27,934,401		7,908,787
Service Class 2 A		15,007		-
Total		$ 697,715,914		$ 377,968,784
		$ 882,739,586		$ 548,954,675
A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27	$ 15.35
Income from Investment Operations
Net investment income	.21 D	.41 D	.38 D	.36 D	.35	.41
Net realized and unrealized gain (loss)	(.96)	1.10	2.31	5.06	2.30	4.69
Total from investment operations	(.75)	1.51	2.69	5.42	2.65	5.10
Less Distributions
From net investment income	(.43)	(.38)	(.34)	(.36)	(.03)	(.40)
From net realized gain	(1.62)	(.84)	(1.21)	(1.81)	(.86)	(.78)
Total distributions	(2.05)	(1.22)	(1.55)	(2.17)	(.89)	(1.18)
Net asset value, end of period	$ 22.91	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27
Total Return B, C	(2.67)%	6.33%	11.63%	28.11%	14.28%	35.09%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,442,871	$ 11,014,291	$ 11,409,912	$ 10,106,742	$ 6,961,090	$ 4,879,435
Ratio of expenses to average net assets	.56% A	.57%	.58%	.58%	.58%	.61%
Ratio of expenses to average net assets after expense reductions	.55% A, F	.56% F	.57% F	.57% F	.56% F	.61%
Ratio of net investment income to average net assets	1.83% A	1.57%	1.58%	1.65%	1.97%	2.56%
Portfolio turnover	19% A	27%	28%	44%	186%	87%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income D	.20	.38	.36	.05
Net realized and unrealized gain (loss)	(.96)	1.11	2.31	.78
Total from investment operations	(.76)	1.49	2.67	.83
Less Distributions
From net investment income	(.42)	(.38)	(.34)	-
From net realized gain	(1.62)	(.84)	(1.21)	-
Total distributions	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.86	$ 25.66	$ 25.39	$ 24.27
Total Return B, C	(2.72)%	6.25%	11.54%	3.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 488,635	$ 437,332	$ 225,145	$ 5,328
Ratio of expenses to average net assets	.66% A	.67%	.68%	.68% A
Ratio of expenses to average net assets after expense reductions	.65% A, F	.66% F	.67% F	.65% A, F
Ratio of net investment income to average net assets	1.73% A	1.47%	1.51%	1.63% A
Portfolio turnover	19% A	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 25.18
Income from Investment Operations
Net investment income D	.17
Net realized and unrealized gain (loss)	(.47)
Total from investment operations	(.30)
Less Distributions
From net investment income	(.42)
From net realized gain	(1.62)
Total distributions	(2.04)
Net asset value, end of period	$ 22.84
Total Return B, C	(0.95)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,694
Ratio of expenses to average net assets	.82% A
Ratio of expenses to average net assets after expense reductions	.80% A, F
Ratio of net investment income to average net assets	1.58% A
Portfolio turnover	19% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Balanced - Initial Class	-0.43%	11.87%	12.20%
Fidelity Balanced 60/40 Composite	6.44%	16.78%	18.45%
S&P 500 ®	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,815 - an 88.15% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,970 - a 249.70% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,114 - a 51.14% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,352 - a 153.52% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.6
Cisco Systems, Inc.	2.3
Intel Corp.	1.7
Exxon Mobil Corp.	1.4
Pfizer, Inc.	1.3
10.3
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	20.0
Finance	10.4
Utilities	9.2
Media & Leisure	7.8
Health	6.4
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 57.2%
Bonds 40.7%
Short-Term Investments and Net Other Assets 2.1%

* Foreign investments 6.4%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Fund Talk: The Managers' Overview

(portfolio manager photographs)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the six- and 12-month periods that ended June 30, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned 1.45% and 6.44%, respectively, during these time frames.

Q. Why did the fund trail its benchmark during the
six-month period?

J.A. Having an average underweighting in technology hurt during the sector's impressive run-up early in the period. The fund's underexposure to tech was double trouble in the sense that most other areas of the market in which the fund was invested had a difficult period. So, even though the technology group corrected sharply in the spring - as the market turned elsewhere for growth - it was up so much in the first half that, for all intents and purposes, our fate was sealed.

Q. What were some of your strategies and how did they influence performance?

J.A. I maintained an emphasis on equities during the market's upturn, adding convertible securities in lieu of pure stocks. I used convertibles as an indirect, less volatile way to participate in some of the growth stories I liked within the technology sector. This strategy helped provide some nice yield and afforded us the added benefit of downside protection, as convertible securities gave back less than their pure stock equivalents during the correction. When things started to fall apart for tech, I took advantage of the opportunity to increase the fund's concentration in large, high-quality companies, many of which had dropped sharply from their highs of the period. However, the fund was hurt for not owning enough of the period's top performers along the way, namely Oracle and Intel. On a more positive note, the fund's healthy exposure to large drug companies such as Warner-Lambert and Eli Lilly helped, as the group rallied behind renewed enthusiasm for strong new product pipelines. Warner-Lambert merged with Pfizer - another fund holding - just prior to the close of the period. The fund's lack of exposure to a generally weak consumer nondurables sector, and some good picks in media stocks such as Viacom, further aided relative performance.

Q. What other stocks performed well for the fund? Which disappointed?

J.A. A number of the fund's financial holdings performed well - most notably Bank of New York and Morgan Stanley Dean Witter - benefiting from strong capital markets activity. Tech stocks we did own, including Texas Instruments, EMC and Micron Technology, also added meaningfully to performance. Conversely, those that weren't so hot included Motorola, Alltel and Lucent. Motorola was, by far, the fund's worst performer, slipping on execution problems and narrowing margins in its cellular handset business. Traditional telecommunications providers AT&T and WorldCom fell prey to increased competition and falling prices.

Q. Turning to you, Kevin, how did the fund's bond investments fare?

K.G. The investment-grade portion of the fund performed well during the six-month period, benefiting from its exposure to a strong rally in the government market. An announcement by the U.S. Treasury in January of its intent to repurchase long-term debt and reduce future issuance sent the price of the long bond higher and its yield lower. This action, coupled with rising short-term interest rates, induced an inverted yield curve, which occurs when short-term issues provide a higher yield than their longer-term counterparts. This inversion hurt the spread sectors - most notably corporate bonds and mortgage securities - with yield spreads widening out significantly relative to comparable duration Treasuries. The fund was well-positioned for these changes, as we responded to the buybacks by reducing our exposure to long-term corporates in exchange for more Treasuries, which worked out beautifully. This strategy helped the fund's bond subportfolio outperform the Lehman Brothers Aggregate Bond Index during the period. So, despite the Federal Reserve Board's efforts to raise rates during the period, the supply/demand imbalance spurred by the Treasury buybacks helped ensure our success.

Q. John, what's your outlook?

J.A. I'm bullish overall, as business remains strong in many areas of the economy, although I temper that enthusiasm with concern about interest rates rising further. In this uncertain environment, I believe the market will begin to focus more on revenues and earnings. As such, the companies capable of delivering robust top-line growth and strong bottom-line earnings should be the ones to reap the rewards. Given the extent to which technology and the Internet have transformed the global landscape, I expect we'll see strong performance from this sector going forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of June 30, 2000, more than $304 million

Manager: John Avery, since 1998, and
Kevin Grant, since 1996; John Avery joined
Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 56.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.4%
Aerospace & Defense - 0.2%
Boeing Co.	13,700	$ 572,831
Textron, Inc.	4,200	228,113
		800,944
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	506,825
TOTAL AEROSPACE & DEFENSE		1,307,769
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	14,104	617,050
Praxair, Inc.	16,100	602,744
		1,219,794
Metals & Mining - 0.1%
Alcoa, Inc.	13,000	377,000
TOTAL BASIC INDUSTRIES		1,596,794
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.2%
AutoNation, Inc.	3,700	26,131
Danaher Corp.	9,600	474,600
		500,731
Consumer Electronics - 0.1%
General Motors Corp. Class H (a)	5,400	473,850
TOTAL DURABLES		974,581
ENERGY - 3.7%
Energy Services - 0.8%
Diamond Offshore Drilling, Inc.	15,200	533,900
Halliburton Co.	12,900	608,719
Nabors Industries, Inc. (a)	16,800	698,250
Schlumberger Ltd. (NY Shares)	9,000	671,625
		2,512,494
Oil & Gas - 2.9%
BP Amoco PLC	63,962	602,975
Burlington Resources, Inc.	15,000	573,750
Chevron Corp.	10,000	848,125
Conoco, Inc. Class B	50,800	1,247,775
Exxon Mobil Corp.	53,366	4,189,231
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,317,438
		8,779,294
TOTAL ENERGY		11,291,788
FINANCE - 7.4%
Banks - 1.0%
Bank of America Corp.	15,100	649,300

	Shares	Value (Note 1)
Bank of New York Co., Inc.	41,700	$ 1,939,050
Chase Manhattan Corp.	10,500	483,656
		3,072,006
Credit & Other Finance - 2.3%
American Express Co.	70,900	3,695,663
Citigroup, Inc.	56,325	3,393,581
		7,089,244
Federal Sponsored Credit - 1.2%
Fannie Mae	32,400	1,690,875
Freddie Mac	45,300	1,834,650
		3,525,525
Insurance - 1.5%
AFLAC, Inc.	9,300	427,219
American International Group, Inc.	30,300	3,560,250
Hartford Financial Services Group, Inc.	8,400	469,875
		4,457,344
Securities Industry - 1.4%
Charles Schwab Corp.	25,150	845,669
Merrill Lynch & Co., Inc.	7,500	862,500
Morgan Stanley Dean Witter & Co.	31,900	2,655,675
		4,363,844
TOTAL FINANCE		22,507,963
HEALTH - 5.9%
Drugs & Pharmaceuticals - 5.6%
American Home Products Corp.	15,900	934,125
Amgen, Inc.	11,600	814,900
Bristol-Myers Squibb Co.	48,200	2,807,650
Eli Lilly & Co.	39,000	3,895,125
Merck & Co., Inc.	11,300	865,863
Pfizer, Inc.	84,700	4,065,600
Schering-Plough Corp.	72,400	3,656,200
		17,039,463
Medical Equipment & Supplies - 0.3%
Johnson & Johnson	4,600	468,625
Medtronic, Inc.	10,000	498,125
		966,750
TOTAL HEALTH		18,006,213
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.6%
General Electric Co.	206,400	10,939,184
Industrial Machinery & Equipment - 0.8%
Tyco International Ltd.	53,870	2,552,091
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,491,275
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - 4.3%
Broadcasting - 1.6%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	$ 1,067,000
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	540
Clear Channel Communications, Inc. (a)	15,400	1,155,000
Infinity Broadcasting Corp. Class A (a)	29,600	1,078,550
NTL, Inc. warrants 10/14/08 (a)	199	8,159
Time Warner, Inc.	20,208	1,535,808
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	4,500
		4,849,557
Entertainment - 1.8%
MGM Grand, Inc.	12,500	401,563
Viacom, Inc. Class B (non-vtg.) (a)	56,389	3,845,025
Walt Disney Co.	29,100	1,129,444
		5,376,032
Publishing - 0.7%
McGraw-Hill Companies, Inc.	42,100	2,273,400
Restaurants - 0.2%
McDonald's Corp.	20,500	675,219
TOTAL MEDIA & LEISURE		13,174,208
NONDURABLES - 1.6%
Beverages - 0.9%
Anheuser-Busch Companies, Inc.	16,700	1,247,281
Seagram Co. Ltd.	6,100	358,460
The Coca-Cola Co.	19,300	1,108,544
		2,714,285
Household Products - 0.5%
Clorox Co.	14,700	658,744
Colgate-Palmolive Co.	12,100	724,488
		1,383,232
Tobacco - 0.2%
Philip Morris Companies, Inc.	22,400	595,000
TOTAL NONDURABLES		4,692,517
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(k)	3	34
The Limited, Inc.	26,800	579,550
		579,584
General Merchandise Stores - 1.6%
Kohls Corp. (a)	9,300	517,313
Target Corp.	21,400	1,241,200
Wal-Mart Stores, Inc.	54,900	3,163,613
		4,922,126
Retail & Wholesale, Miscellaneous - 1.1%
Best Buy Co., Inc. (a)	800	50,600

	Shares	Value (Note 1)
Home Depot, Inc.	53,550	$ 2,674,153
Lowe's Companies, Inc.	11,100	455,794
		3,180,547
TOTAL RETAIL & WHOLESALE		8,682,257
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,531,875
Services - 0.2%
Ecolab, Inc.	18,100	707,031
TOTAL SERVICES		2,238,906
TECHNOLOGY - 19.0%
Communications Equipment - 5.3%
Cisco Systems, Inc. (a)	111,000	7,055,438
Comverse Technology, Inc. (a)	8,100	753,300
Corning, Inc.	4,000	1,079,500
Lucent Technologies, Inc.	30,200	1,789,350
Nokia AB sponsored ADR	34,200	1,707,863
Nortel Networks Corp.	53,100	3,683,465
		16,068,916
Computer Services & Software - 3.4%
America Online, Inc. (a)	25,950	1,368,863
BEA Systems, Inc. (a)	14,100	697,069
DecisionOne Corp.	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Inktomi Corp. (a)	3,400	402,050
Microsoft Corp. (a)	40,400	3,232,000
Oracle Corp. (a)	38,700	3,253,219
VeriSign, Inc. (a)	4,392	775,188
Yahoo!, Inc. (a)	6,200	768,025
		10,496,420
Computers & Office Equipment - 4.5%
Compaq Computer Corp.	33,600	858,900
Dell Computer Corp. (a)	42,700	2,105,644
EMC Corp. (a)	50,100	3,854,569
Hewlett-Packard Co.	8,400	1,048,950
International Business Machines Corp.	24,000	2,629,500
Network Appliance, Inc. (a)	8,300	668,150
Pitney Bowes, Inc.	11,000	440,000
Sun Microsystems, Inc. (a)	22,800	2,073,375
		13,679,088
Electronic Instruments - 0.5%
Applied Materials, Inc. (a)	10,400	942,500
KLA-Tencor Corp. (a)	8,400	491,925
		1,434,425
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - 5.3%
Analog Devices, Inc. (a)	12,900	$ 980,400
Broadcom Corp. Class A (a)	4,200	919,538
Flextronics International Ltd. (a)	6,500	446,469
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	39,300	5,253,919
JDS Uniphase Corp. (a)	12,200	1,462,475
Micron Technology, Inc. (a)	20,400	1,796,475
Motorola, Inc.	32,900	956,156
Sanmina Corp. (a)	7,900	675,450
Texas Instruments, Inc.	55,100	3,784,681
		16,275,563
TOTAL TECHNOLOGY		57,954,412
UTILITIES - 5.7%
Cellular - 2.5%
China Telecom (Hong Kong) Ltd. (a)	90,000	800,156
Leap Wireless International, Inc.:
warrants 4/15/10 (a)(g)	75	0
warrants 4/15/10 (a)	65	0
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	725
warrants 1/15/07 (CV ratio .6) (a)	50	213
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	725
Nextel Communications, Inc. Class A (a)	23,400	1,431,788
Sprint Corp. - PCS Group Series 1 (a)	35,100	2,088,450
Vodafone AirTouch PLC sponsored ADR	37,800	1,566,338
VoiceStream Wireless Corp. (a)	14,700	1,709,564
		7,597,959
Electric Utility - 0.3%
AES Corp. (a)	21,800	994,625
Gas - 0.5%
Dynegy, Inc. Class A	11,600	792,425
Enron Corp.	9,200	593,400
		1,385,825
Telephone Services - 2.4%
Allegiance Telecom, Inc. (a)	6,900	441,600
AT&T Corp.	16,604	525,102
BellSouth Corp.	32,000	1,364,000
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(g)	70	175
Level 3 Communications, Inc. (a)	5,400	475,200
McLeodUSA, Inc. Class A (a)	37,600	777,850
Ono Finance PLC rights 5/31/09 (a)(g)	210	2,100
Qwest Communications International, Inc. (a)	13,600	675,750
SBC Communications, Inc.	37,170	1,607,603

	Shares	Value (Note 1)
Sprint Corp. - FON Group	12,300	$ 627,300
WorldCom, Inc. (a)	19,489	894,058
		7,390,738
TOTAL UTILITIES		17,369,147
TOTAL COMMON STOCKS (Cost $133,038,091)		173,287,830
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
MediaOne Group, Inc. (Vodafone AirTouch PLC) $3.63 PIES	4,700	423,000
Nonconvertible Preferred Stocks - 0.2%
ENERGY - 0.0%
Energy Services - 0.0%
R&B Falcon Corp. 13.875%	113	128,255
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	50	44,513
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	190	173,333
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. 11.125% pay-in-kind	2,136	223,212
Publishing - 0.0%
PRIMEDIA, Inc. Series D, $10.00	600	55,500
TOTAL MEDIA & LEISURE		278,712
TOTAL NONCONVERTIBLE PREFERRED STOCKS		624,813
TOTAL PREFERRED STOCKS (Cost $970,382)		1,047,813
Corporate Bonds - 15.2%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.1%
HEALTH - 0.4%
Drugs & Pharmaceuticals - 0.4%
Roche Holdings, Inc. 0% 1/19/15 (g)	-	$ 1,261,000	1,153,815
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Liberty Media Corp. 3.75% 2/15/30 (g)	Baa3	$ 481,000	$ 521,885
TECHNOLOGY - 0.4%
Computers & Office Equipment - 0.4%
Juniper Networks, Inc. 4.75% 3/15/07	B-	1,220,000	1,349,625
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (g)	B1	308,000	318,780
Telephone Services - 0.0%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	203,000	183,842
TOTAL UTILITIES			502,622
TOTAL CONVERTIBLE BONDS			3,527,947
Nonconvertible Bonds - 14.1%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03 (g)	Baa2	240,000	240,662
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.2%
Huntsman Corp. 9.5% 7/1/07 (g)	B2	370,000	337,625
Lyondell Chemical Co. 10.875% 5/1/09	B2	340,000	337,450
			675,075
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	160,000	145,600
Packaging & Containers - 0.1%
Gaylord Container Corp. 9.75% 6/15/07	Caa1	210,000	163,800
Paper & Forest Products - 0.1%
APP China Group Ltd. 14% 3/15/10 unit (g)	B3	150,000	94,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fort James Corp. 6.625% 9/15/04	Baa2	$ 45,000	$ 43,274
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	230,000	202,400
			340,174
TOTAL BASIC INDUSTRIES			1,324,649
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.1%
Dayton Superior Corp. 13% 6/15/09 unit (g)	B3	160,000	158,400
Construction - 0.0%
Lennar Corp. 9.95% 5/1/10 (g)	Ba1	25,000	24,625
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	491,350
LNR Property Corp. 9.375% 3/15/08	B1	160,000	139,200
			630,550
Real Estate Investment Trusts - 0.8%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	93,160
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	954,410
6.625% 2/15/05	Baa1	200,000	188,948
6.75% 2/15/08	Baa1	100,000	91,609
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	120,000	92,400
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	66,675
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	86,265
6.875% 2/1/05	Baa2	1,000,000	956,150
			2,529,617
TOTAL CONSTRUCTION & REAL ESTATE			3,343,192
ENERGY - 0.6%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	125,213
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	109,000
Oil & Gas - 0.6%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	351,209
Apache Corp.:
7.625% 7/1/19	Baa1	155,000	149,662
7.7% 3/15/26	Baa1	65,000	62,636
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	$ 100,000	$ 90,750
Chesapeake Energy Corp. 9.625% 5/1/05	B2	250,000	243,750
Conoco, Inc. 5.9% 4/15/04	A3	125,000	119,300
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	179,550
Phillips Petroleum Co. 6.375% 3/30/09	Baa2	250,000	225,868
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	200,000	198,000
YPF Sociedad Anonima 8% 2/15/04	B1	50,000	49,050
			1,669,775
TOTAL ENERGY			1,903,988
FINANCE - 3.0%
Banks - 1.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	494,055
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	200,000	201,960
BankBoston Corp. 6.625% 2/1/04	A3	200,000	192,736
Barclays Bank PLC yankee 5.95% 7/15/01	A1	350,000	347,501
Capital One Bank 6.375% 2/15/03	Baa2	250,000	239,713
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	195,437
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	163,537
7.375% 9/17/04	Baa2	160,000	155,056
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	95,790
6.875% 11/15/02	Baa2	300,000	295,734
Sanwa Finance Aruba AEC 8.35% 7/15/09	Baa1	600,000	597,336
Sumitomo Bank International Finance NV 8.5% 6/15/09	Baa1	100,000	100,469
Summit Bancorp 8.625% 12/10/02	BBB+	100,000	101,231
			3,284,329

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit & Other Finance - 1.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	$ 250,000	$ 227,325
AMRESCO, Inc. 9.875% 3/15/05	Caa3	220,000	102,300
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	233,693
Bellsouth Capital Funding Corp. 7.75% 2/15/10	Aa3	160,000	160,006
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	100,000	98,811
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,279
7.1% 6/23/04	A3	200,000	193,952
Finova Capital Corp.:
6.11% 2/18/03	Baa2	200,000	176,000
7.25% 11/8/04	Baa2	100,000	89,000
Ford Motor Credit Co.:
6.5% 2/28/02	A2	1,000,000	984,150
7.875% 6/15/10	A2	1,040,000	1,041,477
Household Finance Corp. 8% 5/9/05	A2	300,000	302,541
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	20,000	17,000
Imperial Credit Industries 9.875% 1/15/07	B3	330,000	237,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	340,000	323,513
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	353,265
6.875% 11/15/28	Baa1	735,000	635,510
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	98,000
TXU Eastern Funding 6.75% 5/15/09	Baa1	100,000	89,417
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	60,000	51,537
			5,464,376
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	499,445
TOTAL FINANCE			9,248,150
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Unilab Corp. 12.75% 10/1/09	B3	70,000	72,100
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	844,770
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	$ 155,000	$ 134,850
7.875% 1/1/09	Ba2	170,000	144,500
WMX Technologies, Inc. 7.1% 8/1/26	Ba1	120,000	112,946
			392,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,237,066
MEDIA & LEISURE - 3.0%
Broadcasting - 2.6%
ACME Television LLC/ACME Financial Corp. 0% 9/30/04 (e)	B3	200,000	191,000
Adelphia Communications Corp. 9.875% 3/1/05	B1	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	608,036
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	194,500
Callahan Nordrhein Westfalen 14% 7/15/10 (g)	B3	250,000	250,000
CapStar Broadcasting Partners, Inc. 0% 2/1/09 (e)	B2	190,000	173,375
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	320,000	181,600
8.25% 4/1/07	B2	180,000	159,300
8.625% 4/1/09	B2	180,000	158,850
Continental Cablevision, Inc. 8.3% 5/15/06	A2	215,000	220,093
Diamond Cable Communications PLC 0% 2/15/07 (e)	B3	210,000	161,175
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	130,000	83,200
EchoStar DBS Corp. 9.375% 2/1/09	B2	260,000	250,900
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (g)	B3	195,000	173,550
International Cabletel, Inc. 0% 2/1/06 (e)	B3	250,000	230,000
LIN Holdings Corp. 0% 3/1/08 (e)	B3	270,000	177,525

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	$ 150,000	$ 143,127
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	150,000	103,500
NTL, Inc. 0% 4/1/08 (e)	B3	560,000	347,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	170,000	166,600
Satelites Mexicanos SA de CV 11.28% 6/30/04 (g)(i)	B1	74,000	67,340
Shaw Communications, Inc. 8.25% 4/11/10	Baa2	140,000	141,135
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	65,000	34,938
10.75% 3/15/10	B3	25,000	24,875
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	198,864
Telewest PLC 0% 10/1/07 (e)	B1	270,000	257,850
Time Warner, Inc. 8.18% 8/15/07	Baa3	910,000	927,918
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (e)	B2	380,000	349,600
Series D 0% 5/15/06 (e)	B2	30,000	27,600
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	230,000	115,000
0% 2/1/10 (e)	B2	270,000	126,900
10.875% 11/1/07	B2	480,000	432,000
10.875% 8/1/09	B2	275,000	242,000
11.25% 11/1/09	B2	15,000	13,125
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	552,450
			7,817,676
Entertainment - 0.0%
Regal Cinemas, Inc. 9.5% 6/1/08	Ca	355,000	88,750
Lodging & Gaming - 0.0%
Horseshoe Gaming LLC 8.625% 5/15/09	B2	70,000	65,800
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	85,500
			151,300
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	480,685
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	66,850
7.28% 6/30/28	Baa3	200,000	172,432
7.3% 4/30/28	Baa3	170,000	145,143
			865,110
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	$ 170,000	$ 161,500
TOTAL MEDIA & LEISURE			9,084,336
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.625% 12/15/05	Baa3	150,000	143,370
6.8% 12/15/08	Baa3	200,000	187,565
			330,935
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	185,752
TOTAL NONDURABLES			516,687
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	420,000	216,300
7.125% 1/15/07	Caa1	110,000	58,300
			274,600
General Merchandise Stores - 0.1%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	483,520
Grocery Stores - 0.1%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (d)	C	450,000	9,000
12% 3/1/06 (d)	Caa3	10,000	1,250
Kroger Co. 6% 7/1/00	Baa3	200,000	199,962
			210,212
TOTAL RETAIL & WHOLESALE			968,332
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	40,200
Services - 0.1%
SITEL Corp. 9.25% 3/15/06	B3	250,000	220,000
TOTAL SERVICES			260,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.6%
Computer Services & Software - 0.3%
Concentric Network Corp. 12.75% 12/15/07	B-	$ 50,000	$ 52,500
Covad Communications Group, Inc. 12% 2/15/10	B3	355,000	275,125
Exodus Communications, Inc. 11.625% 7/15/10 (g)	B	280,000	281,400
PSINet, Inc. 10.5% 12/1/06	B3	260,000	239,200
			848,225
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa1	300,000	284,763
7.25% 9/1/02	Baa1	250,000	241,973
Globix Corp. 12.5% 2/1/10	B-	95,000	78,375
			605,111
Electronic Instruments - 0.0%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	80,000	73,600
Electronics - 0.1%
ChipPAC International Ltd. 12.75% 8/1/09	B3	40,000	43,000
Hadco Corp. 9.5% 6/15/08	B2	140,000	140,350
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	52,000	55,510
			238,860
TOTAL TECHNOLOGY			1,765,796
TRANSPORTATION - 0.9%
Air Transportation - 0.4%
Atlas Air, Inc.:
8.77% 1/2/11	Ba1	86,129	83,115
9.375% 11/15/06	B3	220,000	213,400
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	70,000	67,683
7.73% 9/15/12	Baa1	28,243	26,975
Delta Air Lines, Inc. 7.9% 12/15/09	Baa3	500,000	464,750
US Air, Inc. 9.625% 2/1/01	B3	430,000	425,700
			1,281,623
Railroads - 0.5%
Burlington Northern Santa Fe Corp.:
6.875% 12/1/27	Baa2	1,000,000	860,780
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Burlington Northern Santa Fe Corp.: - continued
7.29% 6/1/36	Baa2	$ 150,000	$ 146,609
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	332,302
			1,339,691
TOTAL TRANSPORTATION			2,621,314
UTILITIES - 3.4%
Cellular - 0.5%
Cellnet Data Systems, Inc. 0% 10/1/07 (e)	-	300,000	24,000
Clearnet Communications, Inc. yankee 0% 12/15/05 (e)	B3	200,000	206,000
Crown Castle International Corp. 10.75% 8/1/11	B3	45,000	45,675
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	50,000	50,375
Leap Wireless International, Inc.:
0% 4/15/10 (e)(g)	-	65,000	27,300
12.5% 4/15/10 (g)	Caa2	75,000	66,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	270,000	205,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	241,000	204,850
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	420,000	312,900
9.375% 11/15/09	B1	170,000	163,200
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	295,000	197,650
10.375% 11/15/09	B2	170,000	176,800
			1,679,950
Electric Utility - 0.4%
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	267,204
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	165,000	166,115
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	146,427
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	467,147

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	$ 75,000	$ 77,640
Texas Utilities Co. 6.375% 1/1/08	Baa3	100,000	90,325
			1,214,858
Gas - 0.3%
CMS Panhandle Holding Co.:
6.125% 3/15/04	Baa3	150,000	141,675
7% 7/15/29	Baa3	150,000	125,880
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	500,000	499,900
			767,455
Telephone Services - 2.2%
Allegiance Telecom, Inc. 12.875% 5/15/08	B3	200,000	216,500
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	700,000	695,681
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	935,000	949,895
Esat Telecom Group PLC 0% 2/1/07 (e)	Aa1	230,000	213,900
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	180,000	176,400
Global TeleSystems Group, Inc. 9.875% 2/15/05	Caa1	330,000	227,700
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	560,000	565,600
Hermes Europe Railtel BV 11.5% 8/15/07	B3	150,000	125,250
ICG Holdings, Inc. 0% 9/15/05 (e)	B3	260,000	249,600
Intermedia Communications, Inc. 0% 3/1/09 (e)	B3	330,000	200,475
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	170,000	141,100
NEXTLINK Communications, Inc. 0% 12/1/09 (e)	B2	500,000	287,500
Ono Finance PLC 13% 5/1/09	Caa1	215,000	203,175
Rhythms NetConnections, Inc. 14% 2/15/10 (g)	B3	200,000	144,000
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	220,000	204,882
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	429,626
7.7% 7/20/29	Baa1	666,000	627,152
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	152,250
Viatel, Inc. 11.25% 4/15/08	B3	250,000	187,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
WinStar Communications, Inc. 12.75% 4/15/10 (g)	B3	$ 450,000	$ 434,250
WorldCom, Inc. 8.875% 1/15/06	A3	184,000	190,782
			6,623,218
TOTAL UTILITIES			10,285,481
TOTAL NONCONVERTIBLE BONDS			42,871,953
TOTAL CORPORATE BONDS (Cost $48,683,174)			46,399,900
U.S. Government and Government Agency Obligations - 10.4%

U.S. Government Agency Obligations - 1.7%
Fannie Mae:
6.5% 4/29/09	Aaa	1,600,000	1,494,752
7.125% 2/15/05	Aaa	1,315,000	1,320,339
7.25% 5/15/30	Aaa	660,000	673,435
Federal Home Loan Bank 7.59% 3/10/05	Aaa	190,000	193,859
Freddie Mac:
5.75% 3/15/09	Aaa	800,000	728,624
6.25% 7/15/04	Aaa	310,000	301,379
6.875% 1/15/05	Aaa	185,000	183,844
7% 7/15/05	Aaa	250,000	249,650
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	34,670	35,168
Tennessee Valley Authority 7.125% 5/1/30	Aaa	140,000	140,588
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			5,321,638
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	1,660,000	1,676,600
8.875% 8/15/17	Aaa	3,805,000	4,850,195
9.875% 11/15/15	Aaa	625,000	847,463
14% 11/15/11	Aaa	490,000	680,488
U.S. Treasury Notes:
5.5% 5/31/03	Aaa	6,000,000	5,861,220
5.5% 2/15/08	Aaa	100,000	95,719
5.625% 9/30/01	Aaa	140,000	138,512

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.875% 10/31/01	Aaa	$ 1,950,000	$ 1,934,771
5.875% 11/15/04	Aaa	2,850,000	2,808,590
6.5% 5/31/02	Aaa	3,010,000	3,013,763
7% 7/15/06	Aaa	3,750,000	3,885,938
U.S. Treasury Notes - coupon STRIPS 0% 11/15/11	Aaa	1,430,000	709,652
TOTAL U.S. TREASURY OBLIGATIONS			26,502,911
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,715,419)			31,824,549
U.S. Government Agency - Mortgage Securities - 13.0%

Fannie Mae - 9.1%
5.5% 2/1/11	Aaa	156,534	145,429
6% 4/1/09 to 1/1/29	Aaa	1,860,194	1,734,133
6.5% 11/1/25 to 7/1/29	Aaa	11,136,937	10,514,432
6.5% 7/1/30 (h)	Aaa	3,500,000	3,298,750
7% 12/1/24 to 9/1/28	Aaa	3,344,454	3,236,903
7.5% 5/1/15 to 1/1/30	Aaa	8,490,673	8,375,883
8% 12/1/29	Aaa	499,027	501,053
TOTAL FANNIE MAE			27,806,583
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	367,456	363,782
Government National Mortgage Association - 3.8%
6.5% 4/15/28 to 4/15/29	Aaa	10,337,543	9,813,560
7% 1/15/28 to 12/15/28	Aaa	636,734	619,020
7.5% 6/15/27 to 3/15/28	Aaa	1,153,223	1,145,846
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,578,426
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $41,146,234)			39,748,791
Asset-Backed Securities - 0.8%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	192,297
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	503,067
6.4% 12/15/02	Aa2	80,000	78,960
7.03% 11/15/03	Aaa	145,000	144,887
Key Auto Finance Trust:
6.3% 10/15/03	A2	197,699	196,711
6.65% 10/15/03	Baa3	59,053	58,979
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Premier Auto Trust 5.59% 2/9/04	Aaa	$ 1,000,000	$ 970,310
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	200,000	200,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,390,044)			2,345,211
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	202,245
Series 1998-FL1:
Class D, 7.1415% 12/10/00 (g)(i)	A2	300,000	299,543
Class E, 7.4913% 1/10/13 (g)(i)	Baa2	420,000	418,130
DLJ Commercial Mortgage Corp. 7.62% 5/10/10	Aaa	500,000	501,484
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(i)	Baa3	500,000	432,285
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	450,000	454,359
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	473,242
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,876,556)			2,781,288
Foreign Government and Government Agency Obligations (j) - 0.2%

Korean Republic yankee:
8.75% 4/15/03	Baa2	80,000	81,437
8.875% 4/15/08	Baa2	116,000	119,654
Quebec Province yankee:
6.86% 4/15/26 (f)	A2	250,000	240,255
7.125% 2/9/24	A2	30,000	28,337
7.5% 7/15/23	A2	30,000	29,574
United Mexican States 9.875% 2/1/10	Baa3	200,000	209,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $727,451)			708,257
Supranational Obligations - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	$ 500,000	$ 476,310
Cash Equivalents - 3.0%
	Shares
Taxable Central Cash Fund, 6.59% (c) (Cost $9,219,794)	9,219,794	9,219,794
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $271,264,000)		307,839,743
NET OTHER ASSETS - (0.9)%		(2,855,046)
NET ASSETS - 100%		$ 304,984,697
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,427,464 or 2.8% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.2%	AAA, AA, A	25.5%
Baa	6.9%	BBB	5.9%
Ba	0.4%	BB	0.6%
B	3.9%	B	4.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $224,411,074 and $262,292,592, respectively, of which long-term U.S. government and government agency obligations aggregated $59,871,450 and $60,369,656, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,986 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $34 and 0% of net assets.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $266,299,649. Net unrealized appreciation aggregated $41,540,094, of which $50,485,729 related to appreciated investment securities and $8,945,635 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $271,264,000) - See accompanying schedule		$ 307,839,743
Commitment to sell securities on a delayed delivery basis	$ (5,690,625)
Receivable for securities sold on a delayed delivery basis	5,685,000	(5,625)
Receivable for investments sold, regular delivery		3,535,259
Cash		23,298
Receivable for fund shares sold		242,446
Dividends receivable		49,966
Interest receivable		1,666,464
Other receivables		44,424
Total assets		313,395,975
Liabilities
Payable for investments purchased Regular delivery	4,592,826
Delayed delivery	3,294,642
Payable for fund shares redeemed	376,552
Accrued management fee	108,417
Distribution fees payable	2,544
Other payables and accrued expenses	36,297
Total liabilities		8,411,278
Net Assets		$ 304,984,697
Net Assets consist of:
Paid in capital		$ 259,384,219
Undistributed net investment income		5,026,674
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,004,148
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,569,656
Net Assets		$ 304,984,697
Initial Class: Net Asset Value, offering price and redemption price per share ($274,792,464 ÷ 18,214,675 shares)		$15.09
Service Class: Net Asset Value, offering price and redemption price per share ($29,480,101 ÷ 1,961,121 shares)		$15.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($712,132 ÷ 47,418 shares)		$15.02

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 1,026,288
Interest		4,833,980
Security lending		131
Total income		5,860,399
Expenses
Management fee	$ 667,765
Transfer agent fees	101,971
Distribution fees	13,916
Accounting and security lending fees	59,780
Non-interested trustees' compensation	506
Custodian fees and expenses	13,860
Audit	14,098
Legal	1,823
Reports to shareholders	309
Miscellaneous	137
Total expenses before reductions	874,165
Expense reductions	(26,193)	847,972
Net investment income		5,012,427
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,969,880
Foreign currency transactions	(4,097)	4,965,783
Change in net unrealized appreciation (depreciation) on:
Investment securities	(11,411,603)
Assets and liabilities in foreign currencies	(1,569)
Delayed delivery commitments	(5,625)	(11,418,797)
Net gain (loss)		(6,453,014)
Net increase (decrease) in net assets resulting from operations		$ (1,440,587)
Other Information Expense reductions Directed brokerage arrangements		$ 25,816
Custodian credits		377
		$ 26,193

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 5,012,427	$ 10,132,202
Net realized gain (loss)	4,965,783	7,580,954
Change in net unrealized appreciation (depreciation)	(11,418,797)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(1,440,587)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(8,369,238)	(8,692,279)
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(27,604,335)	36,165,081
Total increase (decrease) in net assets	(47,440,129)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $5,026,674 and $10,132,202, respectively)	$ 304,984,697	$ 352,424,826

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	800,778	$ 11,898,820	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(4,066,967)	(61,054,219)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,120,016)	$ (32,249,345)	1,237,404	$ 18,893,878
Service Class Sold	289,094	$ 4,329,594	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,571	37,189	563,405
Redeemed	(125,685)	(1,874,764)	(43,583)	(679,444)
Net increase (decrease)	264,264	$ 3,938,401	1,101,906	$ 17,271,203
Service Class 2 A Sold	47,040	$ 701,059	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(2)	(31)	-	-
Net increase (decrease)	47,418	$ 706,609	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 7,684,570		$ 8,389,449
Service Class		682,102		302,830
Service Class 2 A		2,566		-
Total		$ 8,369,238		$ 8,692,279
		$ 18,395,207		$ 16,171,682

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 H
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17	$ 10.00
Income from Investment Operations
Net investment income	.24 D	.45 D	.44 D	.44 D	.33	.14
Net realized and unrealized gain (loss)	(.27)	.24	2.00	2.22	.78	1.25
Total from investment operations	(.03)	.69	2.44	2.66	1.11	1.39
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)	(.14)
From net realized gain	(.40)	(.43)	(.55)	-	(.04)	(.08)
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)	(.22)
Net asset value, end of period	$ 15.09	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Total Return B, C	(0.06)%	4.55%	17.64%	22.18%	9.98%	13.92%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 274,792	$ 325,371	$ 307,681	$ 214,538	$ 103,110	$ 43,155
Ratio of expenses to average net assets	.55% A	.57%	.59%	.61%	.72%	1.42% F
Ratio of expenses to average net assets after expense reductions	.53% A, G	.55% G	.58% G	.60% G	.71% G	1.42%
Ratio of net investment income to average net assets	3.20% A	2.87%	2.94%	3.28%	3.63%	3.56%
Portfolio turnover	148% A	108%	94%	98%	163%	248%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.23	.43	.41	.08
Net realized and unrealized gain (loss)	(.27)	.24	1.98	.35
Total from investment operations	(.04)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net realized gain	(.40)	(.43)	(.55)	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 15.03	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(0.13)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,480	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.65% A	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.63% A, G	.66% G	.69% G	.71% A
Ratio of net investment income to average net assets	3.10% A	2.77%	2.79%	3.43% A
Portfolio turnover	148% A	108%	94%	98%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income D	.20
Net realized and unrealized gain (loss)	.10 G
Total from investment operations	.30
Less Distributions
From net investment income	(.47)
From net realized gain	(.40)
Total distributions	(.87)
Net asset value, end of period	$ 15.02
Total Return B, C	2.05%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 712
Ratio of expenses to average net assets	.79% A
Ratio of expenses to average net assets after expense reductions	.77% A, F
Ratio of net investment income to average net assets	2.96% A
Portfolio turnover	148% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars voted
Affirmative	276,319,488.69	94.617
Against	4,151,739.32	1.422
Abstain	11,567,630.61	3.961
TOTAL	292,038,858.62	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars voted
Affirmative	272,189,750.93	93.203
Against	4,507,278.92	1.544
Abstain	15,341,828.77	5.253
TOTAL	292,038,858.62	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars voted
Affirmative	268,161,500.09	91.824
Against	5,337,639.43	1.828
Abstain	18,539,719.10	6.348
TOTAL	292,038,858.62	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars voted
Affirmative	267,614,072.73	91.636
Against	5,806,227.04	1.989
Abstain	18,618,558.85	6.375
TOTAL	292,038,858.62	100.000

PROPOSAL 7

To modify the fund's fundamental investment objective and eliminate a fundamental investment policy of the fund.

	# of Dollars Voted	% of Dollars voted
Affirmative	267,914,892.06	91.739
Against	7,333,491.83	2.512
Abstain	16,790,474.73	5.749
TOTAL	292,038,858.62	100.000

PROPOSAL 8

To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars voted
Affirmative	267,037,890.43	91.439
Against	7,842,324.91	2.686
Abstain	17,158,643.28	5.875
TOTAL	292,038,858.62	100.000

PROPOSAL 9

To amend the fundamental investment limitation concerning underwriting.

	# of Dollars Voted	% of Dollars voted
Affirmative	266,860,588.67	91.378
Against	8,492,005.75	2.908
Abstain	16,686,264.20	5.714
TOTAL	292,038,858.62	100.000

PROPOSAL 10

To amend the fundamental investment limitation concerning concentration.

	# of Dollars Voted	% of Dollars voted
Affirmative	267,900,537.74	91.735
Against	7,342,176.47	2.514
Abstain	16,796,144.41	5.751
TOTAL	292,038,858.62	100.000

* Denotes trust-wide proposals and voting results.

Balanced Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 year	Life of fund
Fidelity VIP: Asset Mgr: Growth - Initial Class	5.78%	17.22%	17.90%
Asset Manager: Growth Composite	6.73%	18.15%	19.50%
S&P 500 ®	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%
LB 3 Month T-Bill	5.57%	5.41%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

* not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $24,654 - a 146.54% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,079 - a 240.79% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $14,798 - a 47.98% increase.

You can also look at how the Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $26,247 - a 162.47% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	2.8
Intel Corp.	2.4
Cisco Systems, Inc.	2.4
Microsoft Corp.	2.3
Pfizer, Inc.	1.6
11.5
Top Five Market Sectors as of June 30, 2000
(stocks only)	% of fund's net assets
Technology	29.1
Health	9.3
Finance	6.4
Utilities	6.0
Energy	4.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stock Class 73.4%
Bond Class 20.6%
Short-Term Class 6.0%

* Foreign investments 4.4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bart Grenier became Portfolio Manager of Asset Manager: Growth Portfolio on May 1, 2000.

Q. How did the fund perform, Bart?

A. For the six- and 12-month periods that ended June 30, 2000, the fund trailed the Asset Manager: Growth Composite Index, which returned 0.95% and 6.73%, respectively.

Q. What asset allocation strategies did you pursue during the six-month period?

A. The fund continued to slightly emphasize equities, with just over 71% of its assets on average invested in this class during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Given the bullish environment for stocks in the first quarter of 2000, the fund's overexposure here garnered it an advantage over the composite index early in the period. However, even with the equity rally in June, the fund's gains during the period were more than offset by its losses suffered during the sharp, broad market decline of April and May. On the bond side, the fund focused on high-yield securities, which hurt, although our exposure to investment-grade debt did help offset some of those losses.

Q. What factors influenced performance of the equity subportfolio?

A. Steve Snider maintained the fund's tilt toward the sectors of the economy with a high growth orientation. The fund's overweighting in technology aided performance, as we were able to uncover several large, high-quality tech names that effectively weathered the correction in the spring and posted big numbers for the period. We also took advantage of several good growth stories among some smaller-cap companies that fared extremely well. Our best tech picks overall included Texas Instruments, LSI Logic, Integrated Device Technology and Comverse. The fund's exposure to health stocks, particularly IVAX, Techne and Pfizer, helped amid a rally in biotechnology shares. Growth-oriented financials, including mutual fund distributor Waddell & Reed and insurer American International Group, were meaningful contributors. Conversely, we were caught holding a handful of disappointments within the tech sector, notably Microsoft, Lucent Technologies, QLogic and Harmonic. Steve sold off fund positions in Waddell & Reed, QLogic and Harmonic prior to the close of the period. The decline in retail stocks during the period dragged down fund holdings Wal-Mart and Home Depot. Poorly performing utility stocks, most notably Qualcomm and AT&T, also weighed on performance. Overall, the equity subportfolio trailed the Standard & Poor's 500 Index slightly during the six-month period, but outperformed it during the past 12 months.

Q. How did the fund's bond subportfolio fare?

A. Charlie Morrison and his team did a nice job of positioning the investment-grade component of the fund to benefit from changing market conditions. The decision to reduce the fund's exposure to long-term corporate bonds was a good one, as the performance of these securities deteriorated along side all other spread sectors during the period. A driving influence at this time was the U.S. Treasury's announcement in January of its intention to reduce new borrowing and use government surplus proceeds to repurchase outstanding debt. This move sparked a tremendous rally in long-term Treasuries. So, despite the Federal Reserve Board's actions to raise rates during the period, the much improved supply/demand picture painted by the Treasury buybacks led to a positive return for the investment-grade subportfolio. On the other hand, high-yield bonds suffered from poor liquidity and declining credit quality. Fred Hoff - who directed the fund's high-yield investments until June 1, 2000, when Mark Notkin took over - helped limit our losses by avoiding the names that fell the furthest amid the period's downtrend.

Q. And the fund's short-term/money market investments?

A. John Todd felt that concerns surrounding Y2K were overblown and, thus, used the opportunity to extend the average maturity of the fund's money-market subportfolio early on to take advantage of a steeply sloped yield curve. Early in 2000, however, the yield curve flattened out dramatically. In response, we let the average maturity roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Fed tightening. Shareholders should note that John may choose to invest in a money market mutual fund rather than invest directly in money market securities in the future.

Q. What's your outlook?

A. It's still unclear as to whether or not the Fed can successfully orchestrate a soft landing, which would be very constructive for stocks. There's a lot of conflicting evidence out there in terms of economic data that will have to get cleared up before we can know for sure if the economy has actually slowed down a couple notches to be considered a soft landing. Until then, I think we'll be in sort of a narrow trading range in terms of the equity market. Security selection in this type of environment will become even more important, which bodes well for us given the strength of Fidelity's research.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$564 million

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 68.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.3%
Northrop Grumman Corp.	8,400	$ 556,500
Textron, Inc.	16,700	907,019
		1,463,519
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Eastman Chemical Co.	8,600	410,650
Engelhard Corp.	24,200	412,913
Pharmacia Corp.	38,700	2,000,306
Praxair, Inc.	11,500	430,531
W.R. Grace & Co. (a)	37,300	452,263
		3,706,663
Paper & Forest Products - 0.2%
Westvaco Corp.	39,800	987,538
TOTAL BASIC INDUSTRIES		4,694,201
CONSTRUCTION & REAL ESTATE - 0.1%
Engineering - 0.1%
MasTec, Inc. (a)	20,100	767,569
DURABLES - 0.2%
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	5,500	453,750
Consumer Electronics - 0.1%
Whirlpool Corp.	8,300	386,988
Textiles & Apparel - 0.0%
Liz Claiborne, Inc.	10,400	366,600
TOTAL DURABLES		1,207,338
ENERGY - 4.5%
Energy Services - 0.1%
BJ Services Co. (a)	11,900	743,750
Oil & Gas - 4.4%
Amerada Hess Corp.	28,000	1,729,000
EOG Resources, Inc.	25,400	850,900
Exxon Mobil Corp.	106,800	8,383,800
Murphy Oil Corp.	28,200	1,676,138
Noble Affiliates, Inc.	21,300	793,425
Occidental Petroleum Corp.	89,600	1,887,200
Ocean Energy, Inc. (a)	136,900	1,942,269
Royal Dutch Petroleum Co. (NY Shares)	66,300	4,081,594
Tosco Corp.	26,600	753,113
Valero Energy Corp.	54,400	1,727,200
Vintage Petroleum, Inc.	35,800	807,738
		24,632,377
TOTAL ENERGY		25,376,127

	Shares	Value (Note 1)
FINANCE - 6.4%
Banks - 1.1%
Bank of America Corp.	50,800	$ 2,184,400
Northern Trust Corp.	10,100	657,131
Silicon Valley Bancshares (a)	36,600	1,560,075
Wells Fargo & Co.	51,000	1,976,250
		6,377,856
Credit & Other Finance - 1.7%
American Express Co.	41,400	2,157,975
Citigroup, Inc.	125,700	7,573,425
		9,731,400
Insurance - 1.9%
American International Group, Inc.	47,100	5,534,250
CIGNA Corp.	22,300	2,085,050
First Health Group Corp. (a)	23,500	771,094
Hartford Financial Services Group, Inc.	13,500	755,156
Marsh & McLennan Companies, Inc.	7,100	741,506
PMI Group, Inc.	13,200	627,000
		10,514,056
Savings & Loans - 0.2%
Dime Bancorp, Inc.	37,000	582,750
Golden West Financial Corp.	17,300	706,056
		1,288,806
Securities Industry - 1.5%
Bear Stearns Companies, Inc.	33,900	1,411,088
Eaton Vance Corp. (non-vtg.)	19,100	883,375
Lehman Brothers Holdings, Inc.	16,700	1,579,194
Merrill Lynch & Co., Inc.	14,600	1,679,000
Morgan Stanley Dean Witter & Co.	35,200	2,930,400
		8,483,057
TOTAL FINANCE		36,395,175
HEALTH - 9.2%
Drugs & Pharmaceuticals - 6.2%
American Home Products Corp.	40,400	2,373,500
Amgen, Inc.	31,600	2,219,900
Andrx Corp. (a)	14,700	939,652
Bristol-Myers Squibb Co.	61,300	3,570,725
Eli Lilly & Co.	33,700	3,365,788
Forest Laboratories, Inc. (a)	9,400	949,400
IVAX Corp. (a)	63,500	2,635,250
Jones Pharma, Inc.	41,100	1,641,431
Merck & Co., Inc.	70,700	5,417,388
Pfizer, Inc.	192,675	9,248,400
Schering-Plough Corp.	45,400	2,292,700
		34,654,134
Medical Equipment & Supplies - 2.0%
Abbott Laboratories	47,000	2,094,438
Johnson & Johnson	43,000	4,380,625
Millipore Corp.	15,300	1,153,238
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Techne Corp. (a)	22,400	$ 2,912,000
Varian Medical Systems, Inc. (a)	19,000	743,375
		11,283,676
Medical Facilities Management - 1.0%
Quest Diagnostics, Inc. (a)	14,100	1,053,975
Trigon Healthcare, Inc. (a)	20,300	1,046,719
UnitedHealth Group, Inc.	32,400	2,778,300
Universal Health Services, Inc. Class B (a)	14,100	923,550
		5,802,544
TOTAL HEALTH		51,740,354
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.5%
Adtran, Inc. (a)	25,300	1,514,838
General Electric Co.	304,600	16,143,777
Scientific-Atlanta, Inc.	30,600	2,279,700
		19,938,315
Industrial Machinery & Equipment - 0.9%
Asyst Technologies, Inc. (a)	37,800	1,294,650
Deere & Co.	34,400	1,272,800
Tyco International Ltd.	52,300	2,477,713
		5,045,163
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		24,983,478
MEDIA & LEISURE - 2.7%
Broadcasting - 0.5%
NTL, Inc. warrants 10/14/08 (a)	427	17,507
Time Warner, Inc.	39,800	3,024,800
		3,042,307
Entertainment - 1.3%
Mandalay Resort Group (a)	65,300	1,306,000
Viacom, Inc. Class B (non-vtg.) (a)	47,100	3,211,631
Walt Disney Co.	64,000	2,484,000
		7,001,631
Leisure Durables & Toys - 0.2%
Brunswick Corp.	30,300	501,844
Callaway Golf Co.	30,700	500,794
		1,002,638
Publishing - 0.6%
Dow Jones & Co., Inc.	18,400	1,347,800
Gannett Co., Inc.	7,100	424,669
McGraw-Hill Companies, Inc.	25,600	1,382,400
The New York Times Co. Class A	11,200	442,400
		3,597,269

	Shares	Value (Note 1)
Restaurants - 0.1%
Brinker International, Inc. (a)	18,300	$ 535,275
TOTAL MEDIA & LEISURE		15,179,120
NONDURABLES - 2.4%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	13,500	1,008,281
Pepsi Bottling Group, Inc.	84,200	2,457,588
The Coca-Cola Co.	76,400	4,388,225
		7,854,094
Foods - 0.6%
Quaker Oats Co.	14,100	1,059,263
Sysco Corp.	49,400	2,080,975
		3,140,238
Household Products - 0.4%
Procter & Gamble Co.	40,700	2,330,075
TOTAL NONDURABLES		13,324,407
PRECIOUS METALS - 0.0%
Placer Dome, Inc.	11,500	107,970
RETAIL & WHOLESALE - 3.2%
Apparel Stores - 0.6%
Talbots, Inc.	30,000	1,648,125
The Limited, Inc.	45,600	986,100
Venator Group, Inc. (a)	79,600	815,900
		3,450,125
General Merchandise Stores - 1.7%
BJ's Wholesale Club, Inc. (a)	49,600	1,636,800
Wal-Mart Stores, Inc.	137,800	7,940,725
		9,577,525
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	71,200	3,555,550
Tiffany & Co., Inc.	24,300	1,640,250
		5,195,800
TOTAL RETAIL & WHOLESALE		18,223,450
SERVICES - 0.5%
Advertising - 0.2%
TMP Worldwide, Inc. (a)	12,100	893,131
Services - 0.3%
Manpower, Inc.	6,600	211,200
Robert Half International, Inc. (a)	25,200	718,200
Teletech Holdings, Inc. (a)	25,900	804,519
		1,733,919
TOTAL SERVICES		2,627,050
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 29.1%
Communications Equipment - 6.2%
ADC Telecommunications, Inc. (a)	11,300	$ 947,788
Cable Design Technologies Corp. (a)	40,800	1,366,800
Cisco Systems, Inc. (a)	213,700	13,583,306
Comverse Technology, Inc. (a)	17,700	1,646,100
Corning, Inc.	8,500	2,293,938
Lucent Technologies, Inc.	102,100	6,049,425
Nokia AB sponsored ADR	14,300	714,106
Nortel Networks Corp.	102,500	7,110,267
Tollgrade Communications, Inc. (a)	11,200	1,484,000
		35,195,730
Computer Services & Software - 6.2%
Adobe Systems, Inc.	4,000	520,000
Amdocs Ltd. (a)	10,300	790,525
America Online, Inc. (a)	70,600	3,724,150
BEA Systems, Inc. (a)	19,200	949,200
BroadVision, Inc. (a)	10,800	548,775
Microsoft Corp. (a)	161,000	12,880,000
Oracle Corp. (a)	108,600	9,129,188
Remedy Corp. (a)	16,100	897,575
Siebel Systems, Inc. (a)	5,800	948,663
Sybase, Inc. (a)	88,500	2,035,500
Symantec Corp. (a)	11,300	609,494
Yahoo!, Inc. (a)	16,800	2,081,100
		35,114,170
Computers & Office Equipment - 4.6%
Apple Computer, Inc. (a)	13,000	680,875
Dell Computer Corp. (a)	79,300	3,910,481
EMC Corp. (a)	66,800	5,139,425
Hewlett-Packard Co.	37,800	4,720,275
International Business Machines Corp.	53,700	5,883,506
Maxtor Corp. (a)	55,900	590,444
Sun Microsystems, Inc. (a)	57,500	5,228,906
		26,153,912
Electronic Instruments - 2.5%
Applied Materials, Inc. (a)	33,700	3,054,063
Credence Systems Corp. (a)	30,200	1,666,663
Electro Scientific Industries, Inc. (a)	29,600	1,303,325
KLA-Tencor Corp. (a)	10,500	614,906
Kulicke & Soffa Industries, Inc. (a)	13,700	813,438
LAM Research Corp. (a)	39,100	1,466,250
LTX Corp. (a)	19,700	688,269
Meade Instruments Corp. (a)	64,400	1,618,050
Teradyne, Inc. (a)	23,000	1,690,500
Trimble Navigation Ltd. (a)	17,300	844,456
		13,759,920
Electronics - 9.6%
Advanced Micro Devices, Inc. (a)	27,200	2,101,200
Altera Corp. (a)	20,300	2,069,331
Amkor Technology, Inc. (a)	16,900	596,781
Amphenol Corp. Class A (a)	39,600	2,621,025

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	22,500	$ 1,710,000
Arrow Electronics, Inc. (a)	14,900	461,900
Atmel Corp. (a)	36,700	1,353,313
AVX Corp.	50,000	1,146,875
Burr-Brown Corp. (a)	30,700	2,661,306
Cypress Semiconductor Corp. (a)	38,900	1,643,525
Integrated Device Technology, Inc. (a)	45,700	2,736,288
Intel Corp.	103,400	13,823,288
International Rectifier Corp. (a)	41,800	2,340,800
KEMET Corp. (a)	49,800	1,248,113
LSI Logic Corp. (a)	10,400	562,900
Microchip Technology, Inc. (a)	10,800	629,269
Motorola, Inc.	65,697	1,909,319
National Semiconductor Corp. (a)	7,600	431,300
PMC-Sierra, Inc. (a)	3,800	675,213
SDL, Inc. (a)	3,900	1,112,231
Semtech Corp. (a)	28,400	2,172,156
Technitrol, Inc.	5,600	542,500
Texas Instruments, Inc.	72,000	4,945,500
Three-Five Systems, Inc. (a)	11,000	649,000
Vishay Intertechnology, Inc. (a)	51,000	1,934,813
Xilinx, Inc. (a)	24,100	1,989,756
		54,067,702
TOTAL TECHNOLOGY		164,291,434
TRANSPORTATION - 0.1%
Air Transportation - 0.0%
Delta Air Lines, Inc.	4,600	232,588
Trucking & Freight - 0.1%
C.H. Robinson Worldwide, Inc.	5,000	247,500
TOTAL TRANSPORTATION		480,088
UTILITIES - 4.8%
Cellular - 0.2%
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	2,275
QUALCOMM, Inc. (a)	5,500	330,000
Sprint Corp. - PCS Group Series 1 (a)	13,500	803,250
		1,135,525
Electric Utility - 1.0%
Calpine Corp. (a)	29,400	1,933,050
Entergy Corp.	26,400	717,750
PECO Energy Co.	18,000	725,625
PPL Corp.	30,900	677,869
Public Service Enterprise Group, Inc.	24,800	858,700
TXU Corp.	26,700	787,650
		5,700,644
Gas - 0.3%
Columbia Energy Group	12,000	787,500
Enron Corp.	11,200	722,400
		1,509,900
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 3.3%
AT&T Corp.	114,800	$ 3,630,550
Bell Atlantic Corp.	48,000	2,439,000
BellSouth Corp.	58,200	2,480,775
GTE Corp.	29,800	1,855,050
Ono Finance PLC rights 5/31/09 (a)(f)	310	3,100
Pathnet, Inc. warrants 4/15/08 (a)(f)	840	8,400
SBC Communications, Inc.	105,500	4,562,875
WorldCom, Inc. (a)	87,800	4,027,825
		19,007,575
TOTAL UTILITIES		27,353,644
TOTAL COMMON STOCKS (Cost $325,944,798)		388,214,924
Nonconvertible Preferred Stocks - 1.8%

CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
California Federal Preferred Capital Corp. $2.2812	30,171	641,134
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	160	142,442
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	386	352,140
MEDIA & LEISURE - 0.4%
Broadcasting - 0.3%
Adelphia Communications Corp. $13.00	2,183	224,849
CSC Holdings, Inc. 11.125% pay-in-kind	14,567	1,522,252
		1,747,101
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	4,338	376,322
Series D, $10.00	4,544	420,320
		796,642
TOTAL MEDIA & LEISURE		2,543,743

	Shares	Value (Note 1)
UTILITIES - 1.2%
Cellular - 0.6%
Crown Castle International Corp. 12.75% pay-in-kind	358	$ 365,160
Nextel Communications, Inc. 11.125% pay-in-kind	2,851	2,751,215
		3,116,375
Telephone Services - 0.6%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	873	781,335
Intermedia Communications, Inc. 13.5% pay-in-kind	820	795,400
IXC Communications, Inc. 12.5% pay-in-kind	263	263,000
NEXTLINK Communications, Inc. 14% pay-in-kind	33,088	1,687,488
		3,527,223
TOTAL UTILITIES		6,643,598
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,734,609)		10,323,057
Corporate Bonds - 13.9%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.4%
HEALTH - 0.3%
Medical Facilities Management - 0.3%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 1,290,000	1,062,638
Total Renal Care Holdings, Inc. 7% 5/15/09 (f)	B3	500,000	332,500
			1,395,138
MEDIA & LEISURE - 0.1%
Lodging & Gaming - 0.1%
Hilton Hotels Corp. 5% 5/15/06	Ba2	660,000	521,400
TOTAL CONVERTIBLE BONDS			1,916,538
Nonconvertible Bonds - 13.5%
AEROSPACE & DEFENSE - 0.1%
Ship Building & Repair - 0.1%
Newport News Shipbuilding, Inc. 9.25% 12/1/06	Ba3	652,000	652,000
BASIC INDUSTRIES - 1.0%
Chemicals & Plastics - 0.6%
Avecia Group PLC 11% 7/1/09	B2	635,000	622,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Chemicals & Plastics - continued
Huntsman Corp. 9.5% 7/1/07 (f)	B2	$ 565,000	$ 515,563
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	200,000	200,000
Lyondell Chemical Co.:
9.875% 5/1/07	Ba3	890,000	881,100
10.875% 5/1/09	B2	440,000	436,700
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	305,000	313,769
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	470,000	380,700
			3,350,132
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	305,000	277,550
Packaging & Containers - 0.3%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	560,000	431,200
9.75% 6/15/07	Caa1	660,000	514,800
Norampac, Inc. 9.5% 2/1/08	B1	390,000	376,350
Packaging Corp. of America 9.625% 4/1/09	B2	370,000	365,375
			1,687,725
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	80,000	77,378
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	380,000	334,400
			411,778
TOTAL BASIC INDUSTRIES			5,727,185
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.0%
Numatics, Inc. 9.625% 4/1/08	B3	30,000	24,000
Construction - 0.1%
Blount, Inc. 13% 8/1/09	B3	270,000	274,725
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	170,000	153,000
Real Estate - 0.0%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	94,976

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Real Estate Investment Trusts - 0.1%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	$ 100,000	$ 93,160
7.125% 3/15/04	Baa2	110,000	105,585
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	100,000	96,114
6.75% 2/15/08	Baa1	100,000	91,609
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3	285,000	198,075
			584,543
TOTAL CONSTRUCTION & REAL ESTATE			1,131,244
DURABLES - 0.0%
Autos, Tires, & Accessories - 0.0%
TRW, Inc. 6.5% 6/1/02	Baa1	120,000	116,878
Consumer Electronics - 0.0%
Whirlpool Corp. 8.6% 5/1/10	Baa1	40,000	41,276
Textiles & Apparel - 0.0%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	135,000	128,887
TOTAL DURABLES			287,041
ENERGY - 0.4%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	330,000	306,075
Energy Services - 0.1%
Baker Hughes, Inc. 5.8% 2/15/03	A2	90,000	86,184
R&B Falcon Corp. 6.5% 4/15/03	Ba3	320,000	296,800
RBF Finance Co. 11% 3/15/06	Ba3	300,000	321,000
			703,984
Oil & Gas - 0.2%
Apache Corp. 7.625% 7/1/19	Baa1	75,000	72,417
Chesapeake Energy Corp. 9.625% 5/1/05	B2	680,000	663,000
Occidental Petroleum Corp. 9.75% 6/15/01	Baa3	100,000	101,880
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	94,964
8.125% 10/15/05	Baa1	140,000	141,666
8.375% 7/15/04	Baa1	195,000	196,743
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Petro-Canada 7% 11/15/28	A3	$ 50,000	$ 43,660
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	60,000	63,205
			1,377,535
TOTAL ENERGY			2,387,594
FINANCE - 1.0%
Banks - 0.2%
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	70,000	70,686
BankBoston Corp. 6.625% 2/1/04	A3	60,000	57,821
Capital One Bank:
6.375% 2/15/03	Baa2	130,000	124,651
6.65% 3/15/04	Baa3	260,000	249,730
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	93,065
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Den Danske Bank AS 6.375% 6/15/08 (f)(i)	A1	170,000	156,081
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	91,388
Providian National Bank 6.7% 3/15/03	Baa3	100,000	95,634
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	50,000	51,934
			1,094,764
Credit & Other Finance - 0.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	113,663
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	470,000	218,550
10% 3/15/04	Caa3	210,000	96,600
Countrywide Funding Corp. 6.45% 2/27/03	A3	150,000	144,867
Details Capital Corp. 0% 11/15/07 (e)	Caa1	85,000	56,100
Dobson/Sygnet Communications Co. 12.25% 12/15/08	-	140,000	148,050
ERP Operating LP:
6.55% 11/15/01	A3	55,000	54,206
7.1% 6/23/04	A3	100,000	96,976
Finova Capital Corp.:
6.11% 2/18/03	Baa2	50,000	44,000
7.25% 11/8/04	Baa2	110,000	97,900

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
First Security Capital I 8.41% 12/15/26	A3	$ 110,000	$ 101,908
Ford Motor Credit Co.:
6.4513% 7/16/01 (i)	A2	400,000	400,433
7.5% 3/15/05	A2	140,000	138,950
7.875% 6/15/10	A2	400,000	400,568
Heller Financial, Inc. 6% 3/19/04	A3	180,000	168,451
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	280,000	182,000
7.6% 8/1/07	Ba2	790,000	418,700
7.875% 8/1/03	Ba2	130,000	80,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	130,000	123,696
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	40,000	37,693
6.875% 11/15/28	Baa1	90,000	77,818
The Money Store, Inc. 7.3% 12/1/02	A2	100,000	99,063
TXU Eastern Funding:
6.15% 5/15/02	Baa1	60,000	58,267
6.75% 5/15/09	Baa1	90,000	80,475
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	150,000	151,500
			3,591,034
Savings & Loans - 0.1%
Chevy Chase Savings Bank FSB 9.25% 12/1/08	B1	80,000	71,200
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	85,394
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	138,011
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	100,000	97,625
			392,230
Securities Industry - 0.1%
Amvescap PLC yankee 6.375% 5/15/03	A3	200,000	190,872
Goldman Sachs Group LP 6.6338% 7/27/00 (i)(k)	A1	400,000	399,966
			590,838
TOTAL FINANCE			5,668,866
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fountain View, Inc. 11.25% 4/15/08	Caa1	460,000	112,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - continued
Medical Facilities Management - continued
Tenet Healthcare Corp. 8.625% 1/15/07	Ba3	$ 330,000	$ 313,500
Unilab Corp. 12.75% 10/1/09	B3	150,000	154,500
			580,700
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	430,000	425,700
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(f)	-	500,000	255,000
Tyco International Group SA:
7% 6/15/28	Baa1	280,000	240,696
yankee 6.375% 6/15/05	Baa1	30,000	28,618
			950,014
Pollution Control - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	230,000	209,300
7.625% 1/1/06	Ba2	195,000	169,650
10% 8/1/09	B2	1,795,000	1,507,800
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	169,400
WMX Technologies, Inc.:
6.25% 10/15/00	Ba1	100,000	99,343
7.1% 8/1/26	Ba1	40,000	37,649
			2,193,142
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			3,143,156
MEDIA & LEISURE - 4.5%
Broadcasting - 3.6%
Adelphia Communications Corp. 9.875% 3/1/07	B1	1,230,000	1,168,500
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	302,328
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	350,000	283,500
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	210,000	196,442
Callahan Nordrhein Westfalen 14% 7/15/10 (f)	B3	770,000	770,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	B2	$ 705,000	$ 683,850
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	210,000	203,700
10.25% 7/1/07	B3	1,335,000	1,353,356
Clear Channel Communications, Inc.:
6.875% 6/15/18	Baa3	320,000	275,104
7.875% 6/15/05	Baa3	90,000	89,577
Comcast UK Cable Partners Ltd. 0% 11/15/07 (e)	B2	580,000	539,400
CSC Holdings, Inc. 10.5% 5/15/16	Ba3	280,000	295,400
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B3	645,000	495,038
yankee 0% 12/15/05 (e)	B3	300,000	280,500
Earthwatch, Inc. 0% 7/15/07 unit (e)(f)	-	430,000	275,200
EchoStar DBS Corp.:
9.25% 2/1/06	B2	515,000	496,975
9.375% 2/1/09	B2	420,000	405,300
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1	100,000	62,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B1	700,000	603,750
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B1	340,000	340,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	590,000	396,775
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	180,000	196,200
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	200,000	168,718
International Cabletel, Inc. 0% 2/1/06 (e)	B3	220,000	202,400
Knology Holding, Inc. 0% 10/15/07 (e)	-	380,000	193,800
LIN Holdings Corp. 0% 3/1/08 (e)	B3	305,000	200,538
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	60,000	57,251
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	890,000	614,100
NTL Communications Corp.:
0% 10/1/08 (e)	B3	875,000	562,188
11.5% 10/1/08	B3	690,000	695,175
NTL, Inc.:
0% 4/1/08 (e)	B3	1,735,000	1,075,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
NTL, Inc.: - continued
10% 2/15/07	B3	$ 240,000	$ 228,000
Pegasus Communications Corp. 9.625% 10/15/05	B3	960,000	926,400
TCI Communications, Inc. 9.8% 2/1/12	A2	190,000	215,865
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	805,000	559,475
Telewest Communications PLC:
0% 4/15/09 (e)	B1	620,000	341,000
0% 2/1/10 (e)(f)	B1	615,000	325,950
Telewest PLC:
yankee 9.625% 10/1/06	B1	110,000	103,400
0% 10/1/07 (e)	B1	1,330,000	1,270,150
Time Warner, Inc. 9.125% 1/15/13	Baa3	155,000	169,865
United Pan-Europe Communications NV:
0% 2/1/10 (e)	B2	1,310,000	615,700
10.875% 8/1/09	B2	2,057,000	1,810,160
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	35,000	33,338
			20,082,068
Entertainment - 0.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	418,000	380,380
Cinemark USA, Inc. 8.5% 8/1/08	B2	130,000	61,100
Paramount Communications, Inc. 7.5% 1/15/02	Baa1	110,000	109,640
Premier Parks, Inc. 0% 4/1/08 (e)	B3	1,335,000	906,131
Viacom, Inc.:
6.75% 1/15/03	Baa1	110,000	108,032
7.75% 6/1/05	Baa1	115,000	115,390
			1,680,673
Lodging & Gaming - 0.4%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	410,000	383,350
HMH Properties, Inc. 7.875% 8/1/05	Ba2	380,000	349,600
Horseshoe Gaming LLC 8.625% 5/15/09	B2	285,000	267,900
Host Marriott LP 8.375% 2/15/06	Ba2	630,000	589,050
ITT Corp. 7.375% 11/15/15	Ba1	150,000	125,625

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mohegan Tribal Gaming Authority 8.75% 1/1/09	Ba3	$ 390,000	$ 368,550
Station Casinos, Inc. 9.875% 7/1/10 (f)	B1	465,000	467,325
			2,551,400
Publishing - 0.1%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	110,000	100,177
7.75% 1/20/24	Baa3	70,000	63,369
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	325,000	329,007
			492,553
Restaurants - 0.1%
Domino's, Inc. 10.375% 1/15/09	B3	300,000	278,250
NE Restaurant, Inc. 10.75% 7/15/08	B3	550,000	429,000
			707,250
TOTAL MEDIA & LEISURE			25,513,944
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.4% 12/15/03	Baa3	120,000	115,332
6.8% 12/15/08	Baa3	105,000	98,472
			213,804
Foods - 0.1%
ConAgra, Inc. 7.125% 10/1/26	Baa1	115,000	106,058
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	440,000	330,000
			436,058
Tobacco - 0.0%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	70,000	65,942
7.25% 9/15/01	A2	50,000	49,184
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	92,876
			208,002
TOTAL NONDURABLES			857,864
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.0%
Rite Aid Corp.:
6.5% 12/15/05 (f)	Caa1	100,000	51,500
7.125% 1/15/07	Caa1	40,000	21,200
			72,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
RETAIL & WHOLESALE - continued
General Merchandise Stores - 0.1%
Dayton Hudson Corp. 7.5% 7/15/06	A2	$ 125,000	$ 124,930
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	96,704
8.5% 6/15/03	Baa1	50,000	50,459
Kmart Corp. 12.5% 3/1/05	Baa3	510,000	553,350
			825,443
Grocery Stores - 0.2%
Kroger Co. 6% 7/1/00	Baa3	110,000	109,979
Pathmark Stores, Inc. 9.625% 5/1/03 (d)	Caa3	1,230,000	848,700
			958,679
TOTAL RETAIL & WHOLESALE			1,856,822
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	211,050
Services - 0.1%
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	370,000	214,600
Medaphis Corp. 9.5% 2/15/05	Caa1	260,000	195,000
			409,600
TOTAL SERVICES			620,650
TECHNOLOGY - 1.2%
Computer Services & Software - 0.6%
Amazon.com, Inc. 0% 5/1/08 (e)	Caa1	395,000	213,300
Concentric Network Corp. 12.75% 12/15/07	B-	120,000	126,000
Covad Communications Group, Inc.:
0% 3/15/08 (e)	B3	715,000	350,350
12% 2/15/10	B3	970,000	751,750
12.5% 2/15/09	B3	201,000	159,795
Exodus Communications, Inc. 11.25% 7/1/08	B-	355,000	351,450
Federal Data Corp. 10.125% 8/1/05	B3	690,000	448,500
PSINet, Inc. 10.5% 12/1/06	B3	1,115,000	1,025,800
Verio, Inc. 10.375% 4/1/05	B3	11,000	11,715
			3,438,660

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
6.375% 11/30/01	Baa1	$ 150,000	$ 145,139
7.25% 9/1/02	Baa1	125,000	120,986
Globix Corp. 12.5% 2/1/10	B-	570,000	470,250
Sun Microsystems, Inc. 7% 8/15/02	Baa1	35,000	34,783
			771,158
Electronics - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	B3	535,000	575,125
Details, Inc. 10% 11/15/05	B3	110,000	104,500
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	100,000	101,000
10.375% 10/1/07	B3	310,000	316,200
Flextronics International Ltd. 9.875% 7/1/10 (f)	Ba3	225,000	228,375
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	1,000,000	835,000
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	230,000	245,525
			2,405,725
TOTAL TECHNOLOGY			6,615,543
TRANSPORTATION - 0.2%
Air Transportation - 0.1%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	30,000	29,007
7.73% 9/15/12	Baa1	12,553	11,989
Delta Air Lines, Inc. 8.3% 12/15/29	Baa3	160,000	139,456
Qantas Airways Ltd. 7.75% 6/15/09 (f)	Baa1	110,000	109,450
US Airways Group, Inc. 10.375% 3/1/13	Ba3	360,000	320,400
			610,302
Railroads - 0.1%
Burlington Northern Santa Fe Corp. 6.125% 3/15/09	Baa2	150,000	133,680
Canadian National Railway Co. 6.9% 7/15/28	Baa2	150,000	126,551
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	52,178
6.46% 6/22/05	Baa2	100,000	94,039
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 220,000	$ 215,019
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	100,000	88,821
			710,288
TOTAL TRANSPORTATION			1,320,590
UTILITIES - 3.6%
Cellular - 1.5%
Crown Castle International Corp. 0% 5/15/11 (e)	B3	525,000	320,250
Dobson Communications Corp. 10.875% 7/1/10 (f)	-	230,000	231,725
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	1,067,000	810,920
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	1,310,000	1,113,500
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	2,760,000	2,056,200
Nextel International, Inc. 0% 4/15/08 (e)	Caa1	815,000	537,900
Rogers Communications, Inc. 8.875% 7/15/07	Ba3	530,000	519,400
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	595,000	391,213
Triton PCS, Inc. 0% 5/1/08 (e)	B3	560,000	404,600
Vodafone AirTouch PLC 7.625% 2/15/05 (f)	A2	105,000	104,887
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	255,000	170,850
10.375% 11/15/09	B2	1,550,000	1,612,000
			8,273,445
Electric Utility - 0.1%
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	115,788
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	65,000	65,439
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	95,040
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	58,571
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	145,716
yankee 7.875% 12/15/26 (f)	A3	80,000	70,665

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Texas Utilities Co. 6.375% 1/1/08	Baa3	$ 40,000	$ 36,130
			587,349
Gas - 0.0%
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	50,000	49,990
Telephone Services - 2.0%
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3	250,000	181,875
12.875% 5/15/08	B3	260,000	281,450
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	100,000	99,383
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	260,000	264,142
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-	480,000	216,000
Global Crossing Holdings Ltd. 9.125% 11/15/06	Ba2	145,000	139,563
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	475,000	479,750
ICG Services, Inc. 0% 5/1/08 (e)	B3	400,000	184,000
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	352,625
0% 3/1/09 (e)	B3	250,000	151,875
Level 3 Communications, Inc. 9.125% 5/1/08	B3	765,000	686,588
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	675,000	216,000
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1	670,000	559,450
9.5% 11/1/08	B1	215,000	209,625
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	95,000	93,338
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	540,000	506,250
Ono Finance PLC 13% 5/1/09	Caa1	370,000	349,650
Pathnet, Inc. 12.25% 4/15/08	-	840,000	470,400
Rhythms NetConnections, Inc.:
0% 5/15/08 (e)	B3	1,356,000	535,620
12.75% 4/15/09	B3	695,000	472,600
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	140,000	130,379
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	183,000	175,104
7.7% 7/20/29	Baa1	160,000	150,667
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Teligent, Inc.:
0% 3/1/08 (e)	Caa1	$ 770,000	$ 354,200
11.5% 12/1/07	Caa1	890,000	689,750
WinStar Communications, Inc.:
0% 4/15/10 (e)(f)	B3	2,636,000	1,225,740
12.75% 4/15/10 (f)	B3	1,961,000	1,892,365
WorldCom, Inc. 8.875% 1/15/06	A3	103,000	106,797
			11,175,186
TOTAL UTILITIES			20,085,970
TOTAL NONCONVERTIBLE BONDS			76,449,169
TOTAL CORPORATE BONDS (Cost $84,294,396)			78,365,707
U.S. Government and Government Agency Obligations - 2.4%

U.S. Government Agency Obligations - 1.2%
Fannie Mae:
6% 5/15/08	Aaa	1,000,000	932,570
6.5% 4/29/09	Aaa	245,000	228,884
7.125% 2/15/05	Aaa	255,000	256,035
7.25% 5/15/30	Aaa	310,000	316,310
Federal Home Loan Bank 6.75% 2/1/02	Aaa	830,000	827,402
Freddie Mac:
0% 8/17/00	-	2,000,000	1,983,698
5.5% 5/15/02	Aaa	1,000,000	975,310
5.75% 3/15/09	Aaa	510,000	464,498
6.25% 7/15/04	Aaa	200,000	194,438
6.875% 1/15/05	Aaa	85,000	84,469
7% 7/15/05	Aaa	110,000	109,846
7.625% 9/9/09	Aaa	85,000	83,805
Tennessee Valley Authority 7.125% 5/1/30	Aaa	65,000	65,273
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			6,522,538
U.S. Treasury Obligations - 1.2%
U.S. Treasury Bills, yield at date of purchase 5.76% 8/24/00 (h)	-	1,000,000	991,983
U.S. Treasury Bonds:
6.875% 8/15/25	Aaa	135,000	147,128
8% 11/15/21	Aaa	50,000	60,446
8.125% 8/15/19	Aaa	1,780,000	2,151,860

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8.875% 8/15/17	Aaa	$ 219,000	$ 279,157
8.875% 2/15/19	Aaa	259,000	333,341
U.S. Treasury Notes:
5.875% 10/31/01	Aaa	700,000	694,533
6.625% 6/30/01	Aaa	1,315,000	1,316,644
7.25% 8/15/04	Aaa	20,000	20,678
7.875% 11/15/04	Aaa	830,000	878,895
TOTAL U.S. TREASURY OBLIGATIONS			6,874,665
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $13,316,132)			13,397,203
U.S. Government Agency - Mortgage Securities - 2.6%

Fannie Mae - 2.3%
6% 3/1/11 to 1/1/29	Aaa	1,157,618	1,100,240
6.5% 2/1/26 to 11/1/29	Aaa	3,584,741	3,385,228
7% 8/1/25 to 12/1/29	Aaa	3,017,374	2,921,248
7.5% 5/1/24 to 1/1/30	Aaa	2,639,765	2,603,005
7.5% 7/1/30	Aaa	1,200,000	1,182,375
8% 1/1/30	Aaa	398,480	400,098
8% 7/1/30 (g)	Aaa	1,155,000	1,159,332
TOTAL FANNIE MAE			12,751,526
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	131,845	130,404
Government National Mortgage Association - 0.3%
7% 7/15/28	Aaa	847,185	823,616
7.5% 1/15/26 to 8/15/28	Aaa	775,734	770,452
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			1,594,068
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $14,760,546)			14,475,998
Asset-Backed Securities - 0.2%

Airplanes pass through trust 10.875% 3/15/19	Ba2	340,757	252,160
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	146,859
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	96,797
CIT Marine Trust 5.8% 4/15/10	Aaa	120,000	115,950
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	18,974	18,879
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CPS Auto Receivables Trust 6% 8/15/03	Aaa	$ 72,514	$ 71,517
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	180,000	174,544
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	90,000	88,777
6.4% 12/15/02	Aa2	50,000	49,350
7.03% 11/15/03	Aaa	24,000	23,981
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	19,008	18,990
Olympic Automobile Receivables Trust 6.7% 3/15/02	Aaa	6,288	6,286
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 6.125% 2/5/03 (f)(i)	Baa2	54,596	54,331
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	50,000
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	79,617	79,095
TOTAL ASSET-BACKED SECURITIES (Cost $1,381,710)			1,247,516
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2 Class 2B, 7.1786% 12/29/25 (d)(f)(i)	Ba3	167,970	80,993
U.S. Government Agency - 0.0%
Fannie Mae REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	100,000	90,016
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	89,859
TOTAL U.S. GOVERNMENT AGENCY			179,875
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $268,920)			260,868
Commercial Mortgage Securities - 0.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BKB Commercial Mortgage Trust Series 1997-C1 Class D, 7.7606% 2/25/43 (f)(i)	BBB	$ 36,512	$ 36,294
CBM Funding Corp. sequential pay Series 1996-1:
Class A-3PI, 7.08% 11/1/07	AA	100,000	98,242
Class B, 7.48% 2/1/08	A	80,000	78,172
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	183,859
Series 1998-FL1 Class E, 7.4913% 1/10/13 (f)(i)	Baa2	220,000	219,020
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	125,759
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (i)	-	320,000	227,700
FMAC Loan Receivables Trust:
Series 1997-A Class E, 8.1104% 4/15/19 (f)(i)	-	250,000	165,234
Series 1997-B Class E, 7.8912% 9/15/19 (f)(i)	-	100,000	38,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (f)	Ba3	250,000	201,055
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (f)(i)	Baa3	180,000	155,623
LTC Commercial Mortgage pass through certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	447,500
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	103,030	96,929
Morgan Stanley Capital I, Inc. Series 1996-MBL1 Class E, 8.2633% 5/25/21 (f)(i)	-	76,623	76,204
Nomura Asset Securities Corp. Series 1998-D6 Class A4, 7.6083% 3/17/28 (i)	Baa2	140,000	127,728
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (f)(i)	-	125,000	115,762
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	$ 50,000	$ 50,484
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7.375% 9/25/24 (f)	BB	1,000,000	921,445
Series 1996-CFL Class E, 7.75% 2/25/28	BBB	80,000	79,331
Thirteen Affiliates of General Growth Properties, Inc.:
Series D-2, 6.992% 12/15/10 (f)	Baa2	140,000	128,827
Series E-2, 7.224% 12/15/10 (f)	Baa3	100,000	89,828
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,940,126)			3,662,996
Foreign Government and Government Agency Obligations (j)- 0.1%

Korean Republic yankee 8.875% 4/15/08	Baa2	46,000	47,449
Quebec Province 7.5% 9/15/29	A2	340,000	334,019
United Mexican States 9.875% 2/1/10	Baa3	150,000	156,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $539,426)			538,218
Supranational Obligations - 0.0%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	142,893
Purchased Bank Debt - 1.6%

American Tower L P term loan 9.53% 12/31/07 (i)	-	600,000	603,000
Charter Communication Operating LLC term loan 8.8% 3/18/08 (i)	Ba3	1,000,000	993,750
Crown Castle Operating Co. term loan 9.46% 6/15/08 (i)	Ba3	800,000	802,000
Dynatech LLC term loan 10.03% 9/1/07 (i)	-	760,000	756,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Huntsman ICI Chemicals LLC sr. secured:
term B loan 9.875% 6/30/07 (i)	-	$ 341,250	$ 342,103
term C loan 9.8128% 6/30/08 (i)	-	438,920	440,017
Lyondell Chemical Co. sr. secured Tranche E term loan 10.5263% 5/17/06 (i)	-	700,000	719,250
McLeodUSA, Inc. term loan 9.69% 5/31/08 (i)	Ba2	750,000	751,875
Nextel Finance Co. term loan:
9.6875% 6/30/08 (i)	Ba2	500,000	501,875
10.375% 12/31/08 (i)	Ba2	500,000	501,875
Packaging Corp. of America term loan 0% 5/22/07 (i)	-	500,000	501,250
Telemundo Group, Inc. term loan 8.905% 3/31/07 (i)	B1	300,000	298,125
Tritel Holding Corp. term loan 11.15% 12/31/07 (i)	B2	750,000	752,813
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (i)	B+	900,000	897,750
Wci Capital Corp. term loan 11.43% 9/30/07 (i)	B2	400,000	399,000
TOTAL PURCHASED BANK DEBT (Cost $9,276,347)			9,260,883
Bank Notes - 0.1%

Bank One NA 6.29% 8/25/00 (Cost $350,000)	350,000	349,447
Certificates of Deposit - 0.1%

Canadian Imperial Bank of Commerce yankee 7.01% 11/27/00 (Cost $350,000)	350,000	350,194
Commercial Paper - 0.3%

CIT Group, Inc. 6.43% 7/5/00	350,000	349,869
Daimler-Chrysler North America Holding Corp. yankee 6.65% 11/7/00	350,000	341,826
General Motors Acceptance Corp. 6.62% 8/28/00	380,000	376,116
ING America Insurance Holdings, Inc. yankee 6.69% 11/9/00	350,000	341,735
Woolwich PLC yankee 6.21% 7/19/00	350,000	348,969
TOTAL COMMERCIAL PAPER (Cost $1,757,427)		1,758,515
Cash Equivalents - 7.6%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00	$ 2,216,261	$ 2,215,000
	Shares
Central Cash Collateral Fund, 6.71% (c)	501,400	501,400
Taxable Central Cash Fund, 6.59% (c)	39,965,070	39,965,070
TOTAL CASH EQUIVALENTS (Cost $42,681,470)		42,681,470
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $509,744,964)		565,029,889
NET OTHER ASSETS - (0.1)%		(325,417)
NET ASSETS - 100%		$ 564,704,472
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
74 S&P 500 Stock Index Contracts	Sept. 2000	$ 27,159,850	$ (154,341)
The face value of futures purchased as a percentage of net assets - 4.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,009,281 or 1.8% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $991,983.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Goldman Sachs Group LP 6.6338% 7/27/00	1/25/99	$ 400,000
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	5.4%	AAA, AA, A	4.6%
Baa	1.7%	BBB	1.5%
Ba	2.1%	BB	2.3%
B	8.2%	B	8.6%
Caa	1.8%	CCC	1.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.2%
The percentage not rated by Moody's or S&P amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.1% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $410,590,429 and $446,509,326, respectively, of which long-term U.S. government and government agency obligations aggregated $21,640,909 and $29,574,212, respectively.

The market value of futures contracts opened and closed during the period amounted to $42,463,560 and $25,435,756, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,215 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $1,234,966 and 0.2% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $508,362. The fund received cash collateral of $501,400 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $511,113,364. Net unrealized appreciation aggregated $53,916,525, of which $78,810,087 related to appreciated investment securities and $24,893,562 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $2,215,000) (cost $509,744,964) - See accompanying schedule		$ 565,029,889
Cash		580,771
Receivable for investments sold		2,971,635
Receivable for fund shares sold		144,989
Dividends receivable		223,283
Interest receivable		2,250,205
Receivable for daily variation on futures contracts		128,478
Other receivables		4,662
Total assets		571,333,912
Liabilities
Payable for investments purchased Regular delivery	$ 4,480,071
Delayed delivery	1,156,414
Payable for fund shares redeemed	103,022
Accrued management fee	268,525
Distribution fees payable	1,214
Other payables and accrued expenses	118,794
Collateral on securities loaned, at value	501,400
Total liabilities		6,629,440
Net Assets		$ 564,704,472
Net Assets consist of:
Paid in capital		$ 459,835,599
Undistributed net investment income		8,042,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,695,777
Net unrealized appreciation (depreciation) on investments		55,130,584
Net Assets		$ 564,704,472
Initial Class: Net Asset Value, offering price and redemption price per share ($550,572,837 ÷ 33,870,150 shares)		$16.26
Service Class: Net Asset Value, offering price and redemption price per share ($13,501,543 ÷ 835,401 shares)		$16.16
Service Class 2: Net Asset Value, offering price and redemption price per share ($630,092 ÷ 39,021 shares)		$16.15

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 2,439,432
Interest		6,412,593
Security lending		3,343
Total income		8,855,368
Expenses
Management fee	$ 1,608,808
Transfer agent fees	183,381
Distribution fees	6,175
Accounting and security lending fees	98,601
Non-interested trustees' compensation	884
Custodian fees and expenses	17,239
Registration fees	246
Audit	13,564
Legal	2,214
Miscellaneous	12,474
Total expenses before reductions	1,943,586
Expense reductions	(19,481)	1,924,105
Net investment income		6,931,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	41,710,684
Foreign currency transactions	25
Futures contracts	303,300	42,014,009
Change in net unrealized appreciation (depreciation) on:
Investment securities	(56,540,361)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(189,604)	(56,729,966)
Net gain (loss)		(14,715,957)
Net increase (decrease) in net assets resulting from operations		$ (7,784,694)
Other Information Expense reductions Directed brokerage arrangements		$ 16,516
Custodian credits		2,965
		$ 19,481

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,931,263	$ 13,100,308
Net realized gain (loss)	42,014,009	48,664,911
Change in net unrealized appreciation (depreciation)	(56,729,966)	17,820,079
Net increase (decrease) in net assets resulting from operations	(7,784,694)	79,585,298
Distributions to shareholders From net investment income	(11,727,781)	(12,766,102)
From net realized gain	(47,570,525)	(21,173,047)
Total distributions	(59,298,306)	(33,939,149)
Share transactions - net increase (decrease)	40,407,233	13,695,216
Total increase (decrease) in net assets	(26,675,767)	59,341,365
Net Assets
Beginning of period	591,380,239	532,038,874
End of period (including undistributed net investment income of $8,042,512 and $13,084,201, respectively)	$ 564,704,472	$ 591,380,239

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,257,146	$ 36,909,555	3,532,899	$ 59,442,839
Reinvested	3,619,549	58,129,957	2,100,108	33,706,735
Redeemed	(3,600,176)	(59,212,121)	(5,095,721)	(86,190,044)
Net increase (decrease)	2,276,519	$ 35,827,391	537,286	$ 6,959,530
Service Class Sold	224,493	$ 3,664,261	451,433	$ 7,507,627
Reinvested	72,504	1,157,887	14,544	232,414
Redeemed	(53,879)	(864,210)	(60,280)	(1,004,355)
Net increase (decrease)	243,118	$ 3,957,938	405,697	$ 6,735,686
Service Class 2 A Sold	39,435	$ 628,570	-	$ -
Reinvested	655	10,461	-	-
Redeemed	(1,069)	(17,127)	-	-
Net increase (decrease)	39,021	$ 621,904	-	$ -
Distributions From net investment income Initial Class		$ 11,501,649		$ 12,678,680
Service Class		224,107		87,422
Service Class 2 A		2,025		-
Total		$ 11,727,781		$ 12,766,102
From net realized gain Initial Class		$ 46,628,308		$ 21,028,055
Service Class		933,780		144,992
Service Class 2 A		8,437		-
Total		$ 47,570,525		$ 21,173,047
		$ 59,298,306		$ 33,939,149

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income	.20 D	.40 D	.41 D	.36 D	.21	.10
Net realized and unrealized gain (loss)	(.45)	2.04	2.19	2.92	2.08	2.20
Total from investment operations	(.25)	2.44	2.60	3.28	2.29	2.30
Less Distributions
From net investment income	(.37)	(.41)	(.34)	-	(.21)	(.11)
From net realized gain	(1.50)	(.68)	(1.59)	(.02)	(.75)	(.42)
Total distributions	(1.87)	(1.09)	(1.93)	(.02)	(.96)	(.53)
Net asset value, end of period	$ 16.26	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Total Return B, C	(1.29)%	15.26%	17.57%	25.07%	20.04%	23.02%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 550,573	$ 580,555	$ 528,874	$ 483,231	$ 253,024	$ 68,247
Ratio of expenses to average net assets	.69% A	.71%	.73%	.77%	.87%	1.00% G
Ratio of expenses to average net assets after expense reductions	.69% A	.70% H	.72% H	.76% H	.85% H	1.00%
Ratio of net investment income to average net assets	2.48% A	2.38%	2.60%	2.44%	2.63%	1.69%
Portfolio turnover	154% A	92%	98%	90%	120%	343%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.19	.38	.40	.07
Net realized and unrealized gain (loss)	(.45)	2.03	2.14	.34
Total from investment operations	(.26)	2.41	2.54	.41
Less Distributions
From net investment income	(.36)	(.41)	(.34)	-
From net realized gain	(1.50)	(.68)	(1.59)	-
Total distributions	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 16.16	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(1.30)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,502	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.80% A	.82%	.89%	.87% A
Ratio of expenses to average net assets after expense reductions	.79% A, H	.81% H	.88% H	.87% A
Ratio of net investment income to average net assets	2.38% A	2.27%	2.65%	2.70% A
Portfolio turnover	154% A	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 5, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 17.78
Income from Investment Operations
Net investment income C	.16
Net realized and unrealized gain (loss)	.07 E
Total from investment operations	.23
Less Distributions
From net investment income	(.36)
From net realized gain	(1.50)
Total distributions	(1.86)
Net asset value, end of period	$ 16.15
Total Return B	1.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 630
Ratio of expenses to average net assets	.94% A
Ratio of net investment income to average net assets	2.23% A
Portfolio turnover	154% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Initial Class	4.82%	14.10%	12.61%
Asset Manager Composite	6.29%	14.27%	11.82%
S&P 500 ®	7.25%	23.80%	17.80%
LB Aggregate Bond	4.57%	6.25%	7.82%
LB 3 Month T-Bill	5.57%	5.41%	5.08%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.*

The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class on June 30, 1990. By June 30, 2000, the value of the investment would have grown to $32,798 - a 227.98% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $51,473 over the same period - a 414.73% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,227 - a 112.27% increase.

You can also look at how the Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $30,570 - a 205.70% increase.

* 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	2.4
Intel Corp.	1.8
Pfizer, Inc.	1.6
Cisco Systems, Inc.	1.6
Microsoft Corp.	1.6
9.0
Top Five Bond Issuers as of June 30, 2000
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	9.4
U.S. Treasury Obligations	3.8
Government National Mortgage Association	1.1
Federal Home Loan Bank	1.0
Freddie Mac	0.6
15.9
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stock class 53.0%
Bonds class 35.7%
Short-Term class 11.3%
* Foreign investments 4.5%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's Prospectus. Financial statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Bart Grenier became Portfolio Manager of Asset Manager Portfolio on May 1, 2000.

Q. How did the fund perform, Bart?

A. For the six- and 12-month periods that ended June 30, 2000, the fund trailed the Asset Manager Composite Index, which returned 1.80% and 6.29%, respectively.

Q. How did the fund's asset allocation strategies play out
during the past six months?

A. The fund maintained a modest tilt toward equities, averaging just under 53% for the period. The fund's neutral allocation mix typically calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Given the bullish environment for stocks in the first quarter of 2000, the fund's overexposure here garnered it an edge over the composite index early in the period. However, the fund's wins during the period were more than offset by its losses suffered during the sharp, broad market decline of April and May, even though stocks rallied again in June. On the bond front, the fund continued to emphasize investment-grade debt, which helped. However, our exposure to high-yield securities hurt, as this asset class had a particularly difficult period.

Q. What factors influenced performance of the equity subportfolio?

A. Steve Snider kept the fund generally sector neutral relative to the Standard & Poor's 500 Index, choosing instead to focus his efforts on individual stock picking. The fund benefited from owning a number of high-quality tech names that effectively weathered the correction in the spring and delivered strong returns for the period. Texas Instruments, Adobe Systems and ADC Telecommunications led the way, followed by Intel, Corning and Cisco. The fund's exposure to health stocks, particularly Amgen and Pfizer, helped amid a rally in biotechnology shares. Growth-oriented financials, such as Lehman Brothers, and energy stocks, such as BP Amoco, also were meaningful contributors. Conversely, we were caught holding a number of disappointments within tech, including Qualcomm, Motorola and Lucent, which each fell on weak earnings. Neither BP Amoco nor Lucent was held at the close of the period. Poor performance among retail stocks also hurt the fund's return as Wal-Mart, Lowe's and Home Depot all declined. Overall, the equity subportfolio trailed the index slightly during the six-month period, but outperformed it during the past 12 months.

Q. How did the bond portion of the fund fare?

A. High-yield bonds suffered from poor liquidity and declining credit quality. Fred Hoff - who directed the fund's high-yield investments until June 1, 2000, when Mark Notkin took over - helped limit our losses by avoiding the names that fell the furthest amid the period's downtrend. Switching gears, Charlie Morrison and his team did a nice job of positioning the investment-grade component of the fund to benefit from changing market conditions. Following strong performance turned in by the spread sectors - namely corporate bonds and mortgage securities - in the fourth quarter of 1999, we reduced our exposure to these markets, particularly to long-term corporates, in early January. This strategy benefited the fund, as spread-sector performance deteriorated during the period. A driving influence at this time was the U.S. Treasury's announcement in January of its intention to reduce new borrowing and use government surplus proceeds to repurchase outstanding debt. This move sparked a tremendous rally in long-term Treasuries. So, despite the Federal Reserve Board's actions to raise rates during the period, the much improved supply/demand picture painted by the Treasury buybacks led to a positive return for the investment-grade subportfolio.

Q. And the fund's short-term/money market investments?

A. John Todd felt that concerns surrounding Y2K were overblown and, thus, used the opportunity to extend the average maturity of the fund's money-market subportfolio early on to take advantage of a steeply sloped yield curve. Early in 2000, however, the yield curve flattened out dramatically. In response, we let the average maturity roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Fed tightening. Shareholders should note that John may choose to invest in a money market mutual fund rather than invest directly in money market securities in the future.

Q. What's your outlook?

A. It's still unclear as to whether or not the Fed can successfully orchestrate a soft landing, which would be very constructive for stocks. There's a lot of conflicting evidence out there in terms of economic data that will have to get cleared up before we can know for sure if the economy has actually slowed down a couple notches to be considered a soft landing. Until then, I think we'll be in sort of a narrow trading range in terms of the equity market. Security selection in this type of environment will become even more important, which bodes well for us given the strength of Fidelity's research.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of June 30, 2000, more than $4.5 billion

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 48.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.3%
Boeing Co.	309,600	$ 12,945,150
Honeywell International, Inc.	358,387	12,073,162
Northrop Grumman Corp.	193,300	12,806,125
United Technologies Corp.	362,406	21,336,653
		59,161,090
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.5%
Eastman Chemical Co.	150,000	7,162,500
Pharmacia Corp.	200,000	10,337,500
Praxair, Inc.	123,900	4,638,506
		22,138,506
Iron & Steel - 0.0%
Mueller Industries, Inc.	51,200	1,433,600
TOTAL BASIC INDUSTRIES		23,572,106
DURABLES - 0.7%
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	281,200	23,199,000
Consumer Electronics - 0.0%
Whirlpool Corp.	21,000	979,125
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	8,445	211,125
Liz Claiborne, Inc.	180,000	6,345,000
		6,556,125
TOTAL DURABLES		30,734,250
ENERGY - 3.4%
Energy Services - 0.2%
BJ Services Co. (a)	173,000	10,812,500
Oil & Gas - 3.2%
Amerada Hess Corp.	55,000	3,396,250
Apache Corp.	151,900	8,933,619
Chevron Corp.	448,200	38,012,963
EOG Resources, Inc.	130,000	4,355,000
Exxon Mobil Corp.	809,875	63,575,188
Royal Dutch Petroleum Co. (NY Shares)	450,000	27,703,125
		145,976,145
TOTAL ENERGY		156,788,645
FINANCE - 6.6%
Banks - 1.9%
Bank of America Corp.	270,000	11,610,000
Chase Manhattan Corp.	268,050	12,347,053
FleetBoston Financial Corp.	579,905	19,716,770

	Shares	Value (Note 1)
J.P. Morgan & Co., Inc.	154,600	$ 17,025,325
Wells Fargo & Co.	650,000	25,187,500
		85,886,648
Credit & Other Finance - 1.8%
American Express Co.	292,500	15,246,563
Citigroup, Inc.	975,800	58,791,950
Providian Financial Corp.	85,950	7,735,500
		81,774,013
Insurance - 0.6%
CIGNA Corp.	60,600	5,666,100
Marsh & McLennan Companies, Inc.	173,600	18,130,350
MGIC Investment Corp.	95,800	4,358,900
		28,155,350
Savings & Loans - 0.4%
Golden West Financial Corp.	428,700	17,496,319
Securities Industry - 1.9%
AXA Financial, Inc.	15,700	533,800
Lehman Brothers Holdings, Inc.	441,600	41,758,800
Merrill Lynch & Co., Inc.	129,800	14,927,000
Morgan Stanley Dean Witter & Co.	346,800	28,871,100
		86,090,700
TOTAL FINANCE		299,403,030
HEALTH - 4.8%
Drugs & Pharmaceuticals - 3.5%
Amgen, Inc.	640,700	45,009,175
Forest Laboratories, Inc. (a)	80,000	8,080,000
IVAX Corp. (a)	120,000	4,980,000
Merck & Co., Inc.	346,000	26,512,250
Pfizer, Inc.	1,577,200	75,705,600
		160,287,025
Medical Equipment & Supplies - 0.7%
Johnson & Johnson	296,300	30,185,563
Millipore Corp.	34,700	2,615,513
		32,801,076
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	170,000	5,163,750
UnitedHealth Group, Inc.	216,800	18,590,600
		23,754,350
TOTAL HEALTH		216,842,451
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
Electrical Equipment - 2.5%
General Electric Co.	2,048,100	108,549,300
Scientific-Atlanta, Inc.	80,000	5,960,000
		114,509,300
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.1%
Parker-Hannifin Corp.	69,200	$ 2,370,100
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		116,879,400
MEDIA & LEISURE - 1.5%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	3,742	153,422
Entertainment - 0.5%
Viacom, Inc. Class B (non-vtg.) (a)	85,000	5,795,938
Walt Disney Co.	459,600	17,838,225
		23,634,163
Publishing - 1.0%
Dow Jones & Co., Inc.	77,100	5,647,575
Gannett Co., Inc.	324,500	19,409,156
Knight-Ridder, Inc.	128,700	6,845,231
McGraw-Hill Companies, Inc.	56,000	3,024,000
The New York Times Co. Class A	219,200	8,658,400
		43,584,362
Restaurants - 0.0%
Darden Restaurants, Inc.	151,600	2,463,500
TOTAL MEDIA & LEISURE		69,835,447
NONDURABLES - 2.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	564,200	42,138,688
Pepsi Bottling Group, Inc.	389,800	11,377,288
		53,515,976
Foods - 0.9%
PepsiCo, Inc.	350,000	15,553,125
Quaker Oats Co.	284,000	21,335,500
Sysco Corp.	140,000	5,897,500
		42,786,125
Household Products - 0.2%
Colgate-Palmolive Co.	170,000	10,178,750
TOTAL NONDURABLES		106,480,851
RETAIL & WHOLESALE - 3.6%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	500,000	5,125,000
General Merchandise Stores - 1.9%
Sears, Roebuck & Co.	334,600	10,916,325
Target Corp.	147,500	8,555,000
Wal-Mart Stores, Inc.	1,166,600	67,225,325
		86,696,650
Retail & Wholesale, Miscellaneous - 1.6%
Best Buy Co., Inc. (a)	249,700	15,793,525
Circuit City Stores, Inc. - Circuit City Group	129,900	4,311,056

	Shares	Value (Note 1)
Home Depot, Inc.	624,300	$ 31,175,981
Lowe's Companies, Inc.	358,400	14,716,800
Tiffany & Co., Inc.	77,900	5,258,250
		71,255,612
TOTAL RETAIL & WHOLESALE		163,077,262
SERVICES - 0.1%
Leasing & Rental - 0.1%
Hertz Corp. Class A	115,700	3,246,831
TECHNOLOGY - 16.9%
Communications Equipment - 3.8%
ADC Telecommunications, Inc. (a)	433,000	36,317,875
Cisco Systems, Inc. (a)	1,174,000	74,622,375
Comverse Technology, Inc. (a)	312,400	29,053,200
Corning, Inc.	120,000	32,385,000
		172,378,450
Computer Services & Software - 4.0%
Adobe Systems, Inc.	390,400	50,752,000
First Data Corp.	302,900	15,031,413
Microsoft Corp. (a)	897,700	71,816,000
Oracle Corp. (a)	505,400	42,485,188
Sybase, Inc. (a)	200,000	4,600,000
		184,684,601
Computers & Office Equipment - 2.8%
EMC Corp. (a)	216,400	16,649,275
Hewlett-Packard Co.	300,000	37,462,500
International Business Machines Corp.	319,400	34,994,263
Sun Microsystems, Inc. (a)	406,100	36,929,719
		126,035,757
Electronic Instruments - 1.2%
Agilent Technologies, Inc.	53,440	3,941,200
Applied Materials, Inc. (a)	273,600	24,795,000
KLA-Tencor Corp. (a)	80,000	4,685,000
LAM Research Corp. (a)	75,300	2,823,750
Teradyne, Inc. (a)	233,800	17,184,300
		53,429,250
Electronics - 5.1%
Advanced Micro Devices, Inc. (a)	200,000	15,450,000
Analog Devices, Inc. (a)	49,200	3,739,200
Intel Corp.	601,600	80,426,400
LSI Logic Corp. (a)	303,600	16,432,350
Motorola, Inc.	1,041,051	30,255,545
National Semiconductor Corp. (a)	173,000	9,817,750
Texas Instruments, Inc.	1,040,800	71,489,950
Vishay Intertechnology, Inc. (a)	194,700	7,386,431
		234,997,626
TOTAL TECHNOLOGY		771,525,684
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.1%
Air Transportation - 0.1%
AMR Corp.	100,000	$ 2,643,750
Delta Air Lines, Inc.	75,000	3,792,188
		6,435,938
UTILITIES - 4.1%
Cellular - 0.6%
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	20,375
QUALCOMM, Inc. (a)	346,400	20,784,000
Sprint Corp. - PCS Group Series 1 (a)	100,000	5,950,000
		26,754,375
Electric Utility - 0.8%
Energy East Corp.	654,000	12,466,875
Entergy Corp.	150,000	4,078,125
Northeast Utilities	129,800	2,823,150
PECO Energy Co.	100,000	4,031,250
Pinnacle West Capital Corp.	112,500	3,810,938
PPL Corp.	128,500	2,818,969
Public Service Enterprise Group, Inc.	170,100	5,889,713
		35,919,020
Gas - 0.6%
Dynegy, Inc. Class A	90,000	6,148,125
Enron Corp.	319,800	20,627,100
		26,775,225
Telephone Services - 2.1%
BellSouth Corp.	762,300	32,493,038
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	17,400
Pathnet, Inc. warrants 4/15/08 (a)(g)	4,665	46,650
Sprint Corp. - FON Group	314,900	16,059,900
U.S. WEST, Inc.	375,000	32,156,250
WorldCom, Inc. (a)	324,450	14,884,144
		95,657,382
TOTAL UTILITIES		185,106,002
TOTAL COMMON STOCKS (Cost $1,639,229,725)		2,209,088,987
Nonconvertible Preferred Stocks - 1.3%

CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
California Federal Preferred Capital Corp. $2.2812	156,349	3,322,416
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	1,490	1,326,490

	Shares	Value (Note 1)
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	653	$ 595,719
MEDIA & LEISURE - 0.4%
Broadcasting - 0.3%
Adelphia Communications Corp. $13.00	15,763	1,623,589
CSC Holdings, Inc. 11.125% pay-in-kind	102,653	10,727,239
		12,350,828
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	32,995	2,862,316
Series D, $10.00	15,250	1,410,625
		4,272,941
TOTAL MEDIA & LEISURE		16,623,769
RETAIL & WHOLESALE - 0.0%
Grocery Stores - 0.0%
Supermarkets General Holdings Corp. $3.52 pay-in-kind	17,231	17,231
UTILITIES - 0.8%
Cellular - 0.4%
Crown Castle International Corp. 12.75% pay-in-kind	2,079	2,120,580
Nextel Communications, Inc. 11.125% pay-in-kind	14,671	14,157,515
		16,278,095
Telephone Services - 0.4%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	5,283	4,728,285
Intermedia Communications, Inc. 13.5% pay-in-kind	5,292	5,133,240
IXC Communications, Inc. 12.5% pay-in-kind	1,384	1,384,000
NEXTLINK Communications, Inc. 14% pay-in-kind	185,967	9,484,317
		20,729,842
TOTAL UTILITIES		37,007,937
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $61,177,855)		58,893,562
Corporate Bonds - 16.9%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.2%
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 7,210,000	$ 5,939,238
Total Renal Care Holdings, Inc. 7% 5/15/09 (g)	B3	2,940,000	1,955,100
			7,894,338
MEDIA & LEISURE - 0.0%
Lodging & Gaming - 0.0%
Hilton Hotels Corp. 5% 5/15/06	Ba2	3,680,000	2,907,200
TOTAL CONVERTIBLE BONDS			10,801,538
Nonconvertible Bonds - 16.7%
AEROSPACE & DEFENSE - 0.2%
Defense Electronics - 0.1%
Raytheon Co. 5.95% 3/15/01	Baa2	4,500,000	4,447,485
Ship Building & Repair - 0.1%
Newport News Shipbuilding, Inc. 9.25% 12/1/06	Ba3	3,515,000	3,515,000
TOTAL AEROSPACE & DEFENSE			7,962,485
BASIC INDUSTRIES - 0.7%
Chemicals & Plastics - 0.4%
Avecia Group PLC 11% 7/1/09	B2	3,440,000	3,371,200
Huntsman Corp. 9.5% 7/1/07 (g)	B2	3,520,000	3,212,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	625,000	625,000
Lyondell Chemical Co.:
9.875% 5/1/07	Ba3	5,050,000	4,999,500
10.875% 5/1/09	B2	2,570,000	2,550,725
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	1,655,000	1,702,581
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	1,935,000	1,567,350
			18,028,356
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	1,630,000	1,483,300
Packaging & Containers - 0.2%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,825,000	2,175,250
9.75% 6/15/07	Caa1	3,675,000	2,866,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norampac, Inc. 9.5% 2/1/08	B1	$ 2,100,000	$ 2,026,500
Packaging Corp. of America 9.625% 4/1/09	B2	2,020,000	1,994,750
			9,063,000
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	3,320,000	3,211,170
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	2,035,000	1,790,800
			5,001,970
TOTAL BASIC INDUSTRIES			33,576,626
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
Numatics, Inc. 9.625% 4/1/08	B3	170,000	136,000
Construction - 0.0%
Blount, Inc. 13% 8/1/09	B3	1,465,000	1,490,638
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	980,000	882,000
Real Estate - 0.1%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,801,792
Real Estate Investment Trusts - 0.3%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,481,244
7.125% 3/15/04	Baa2	4,200,000	4,031,412
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	3,600,000	3,460,104
6.75% 2/15/08	Baa1	1,590,000	1,456,583
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3	1,510,000	1,049,450
			11,478,793
TOTAL CONSTRUCTION & REAL ESTATE			16,789,223
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
TRW, Inc. 6.5% 6/1/02	Baa1	4,520,000	4,402,390
Consumer Electronics - 0.0%
Whirlpool Corp. 8.6% 5/1/10	Baa1	1,390,000	1,434,341
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	5,070,000	4,840,430
TOTAL DURABLES			10,677,161
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.7%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	$ 1,890,000	$ 1,752,975
Energy Services - 0.2%
Baker Hughes, Inc. 5.8% 2/15/03	A2	3,980,000	3,811,248
R&B Falcon Corp. 6.5% 4/15/03	Ba3	1,785,000	1,655,588
RBF Finance Co. 11% 3/15/06	Ba3	1,260,000	1,348,200
			6,815,036
Oil & Gas - 0.5%
Apache Corp. 7.625% 7/1/19	Baa1	2,970,000	2,867,713
Chesapeake Energy Corp. 9.625% 5/1/05	B2	3,710,000	3,617,250
Occidental Petroleum Corp. 6.39% 11/9/00	Baa3	1,000,000	996,030
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,053,839
8.125% 10/15/05	Baa1	4,935,000	4,993,727
8.375% 7/15/04	Baa1	2,335,000	2,355,875
Petro-Canada 7% 11/15/28	A3	1,290,000	1,126,428
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	1,880,000	1,980,430
			20,991,292
TOTAL ENERGY			29,559,303
FINANCE - 3.8%
Banks - 1.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	1,400,000	1,394,246
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	2,820,000	2,847,636
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,638,256
Barclays Bank PLC yankee 5.95% 7/15/01	A1	7,650,000	7,595,371
Capital One Bank:
6.26% 5/7/01	Baa2	3,160,000	3,109,503
6.375% 2/15/03	Baa2	3,570,000	3,423,095
6.48% 6/28/02	Baa2	1,740,000	1,691,454
6.65% 3/15/04	Baa3	2,320,000	2,228,360
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,690,476
Commonwealth Bank of Australia 8.5% 6/1/10	A1	1,700,000	1,764,158
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	8,340,000	7,657,163

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A2	$ 500,000	$ 497,985
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,006,647
7.375% 9/17/04	Baa2	615,000	595,997
yankee 6.5% 11/15/02	Baa2	665,000	643,654
Popular, Inc. 6.2% 4/30/01	A3	1,840,000	1,823,035
Providian National Bank 6.7% 3/15/03	Baa3	3,060,000	2,926,400
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,975,000	2,051,373
Summit Bancorp 8.625% 12/10/02	BBB+	1,730,000	1,751,296
Union Planters National Bank 6.81% 8/20/01	A3	3,500,000	3,474,520
			55,810,625
Credit & Other Finance - 1.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	3,864,525
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	2,340,000	1,088,100
10% 3/15/04	Caa3	1,130,000	519,800
CIT Group, Inc. 5.5% 2/15/04	A1	680,000	626,797
Countrywide Funding Corp. 6.45% 2/27/03	A3	3,950,000	3,814,831
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	900,000	889,299
Details Capital Corp. 0% 11/15/07 (e)	Caa1	505,000	333,300
Dobson/Sygnet Communications Co. 12.25% 12/15/08	-	755,000	798,413
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,478,355
7.1% 6/23/04	A3	3,980,000	3,859,645
Finova Capital Corp.:
6.11% 2/18/03	Baa2	5,720,000	5,033,600
6.12% 5/28/02	Baa2	2,000,000	1,870,000
7.25% 11/8/04	Baa2	3,890,000	3,462,100
First Security Capital I 8.41% 12/15/26	A3	1,690,000	1,565,684
Ford Motor Credit Co.:
6.4513% 7/16/01 (j)	A2	13,000,000	13,014,079
7.5% 3/15/05	A2	3,850,000	3,821,125
7.875% 6/15/10	A2	1,690,000	1,692,400
GS Escrow Corp. 7.125% 8/1/05	Ba1	2,800,000	2,487,352
Heller Financial, Inc. 6% 3/19/04	A3	5,050,000	4,725,992
HSBC Capital Funding LP 10.176% 12/31/49 (f)(g)	A1	2,600,000	2,784,210
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	$ 1,480,000	$ 962,000
7.6% 8/1/07	Ba2	4,190,000	2,220,700
7.875% 8/1/03	Ba2	690,000	427,800
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	2,865,000	2,726,076
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	1,971,358
Sprint Capital Corp. 6.875% 11/15/28	Baa1	2,905,000	2,511,779
The Money Store, Inc. 7.3% 12/1/02	A2	2,550,000	2,526,094
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,510,000	2,437,511
6.75% 5/15/09	Baa1	3,325,000	2,973,115
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	305,000	308,050
			76,794,090
Savings & Loans - 0.3%
Chevy Chase Savings Bank FSB 9.25% 12/1/08	B1	730,000	649,700
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,685,161
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	3,770,000	3,765,815
7% 6/13/02	Baa3	3,400,000	3,351,686
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	4,300,000	4,197,875
			14,650,237
Securities Industry - 0.5%
Amvescap PLC yankee:
6.375% 5/15/03	A3	2,200,000	2,099,592
6.6% 5/15/05	A3	4,410,000	4,108,268
Goldman Sachs Group LP 6.6338% 7/27/00 (j)(l)	A1	12,900,000	12,898,891
Morgan Stanley Dean Witter & Co. 7.125% 1/15/03	Aa3	4,760,000	4,725,019
			23,831,770
TOTAL FINANCE			171,086,722

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fountain View, Inc. 11.25% 4/15/08	Caa1	$ 2,330,000	$ 570,850
Unilab Corp. 12.75% 10/1/09	B3	725,000	746,750
			1,317,600
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	2,490,000	2,465,100
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	3,550,000	1,810,500
Tyco International Group SA:
7% 6/15/28	Baa1	5,310,000	4,564,635
yankee 6.375% 6/15/05	Baa1	830,000	791,762
			9,631,997
Pollution Control - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,290,000	1,173,900
7.625% 1/1/06	Ba2	1,095,000	952,650
10% 8/1/09	B2	9,325,000	7,833,000
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	939,400
Envirosource, Inc. Series B, 9.75% 6/15/03	Caa3	50,000	22,500
WMX Technologies, Inc.:
6.25% 10/15/00	Ba1	2,100,000	2,086,203
7.1% 8/1/26	Ba1	1,390,000	1,308,296
			14,315,949
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			23,947,946
MEDIA & LEISURE - 3.9%
Broadcasting - 2.9%
Adelphia Communications Corp. 9.875% 3/1/07	B1	4,150,000	3,942,500
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,790,465
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	2,145,000	1,737,450
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	6,040,000	5,650,058
Callahan Nordrhein-Westfalen 14% 7/15/10 (g)	B3	4,120,144	4,120,144
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	B2	$ 4,100,000	$ 3,977,000
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	1,165,000	1,130,050
10.25% 7/1/07	B3	7,080,000	7,177,350
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	2,965,965
Comcast UK Cable Partners Ltd. 0% 11/15/07 (e)	B2	3,360,000	3,124,800
Continental Cablevision, Inc.:
8.3% 5/15/06	A2	5,125,000	5,246,411
8.625% 8/15/03	A2	2,790,000	2,869,041
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B3	3,730,000	2,862,775
yankee 0% 12/15/05 (e)	B3	2,460,000	2,300,100
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	2,530,000	1,619,200
EchoStar DBS Corp.:
9.25% 2/1/06	B2	2,820,000	2,721,300
9.375% 2/1/09	B2	2,305,000	2,224,325
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1	555,000	344,100
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B1	4,130,000	3,562,125
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B1	1,910,000	1,910,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	4,950,000	3,328,875
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	950,000	1,035,500
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,260,000	2,750,103
International Cabletel, Inc. 0% 2/1/06 (e)	B3	1,850,000	1,702,000
Knology Holding, Inc. 0% 10/15/07 (e)	-	2,220,000	1,132,200
LIN Holdings Corp. 0% 3/1/08 (e)	B3	1,635,000	1,075,013
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	2,395,000	2,285,261
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	5,125,000	3,536,250

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
NTL Communications Corp. 11.5% 10/1/08	B3	$ 4,100,000	$ 4,130,750
NTL, Inc.:
0% 4/1/08 (e)	B3	9,455,000	5,862,100
10% 2/15/07	B3	2,020,000	1,919,000
Pegasus Communications Corp. 9.625% 10/15/05	B3	3,365,000	3,247,225
TCI Communications, Inc. 9.8% 2/1/12	A2	4,550,000	5,169,392
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	4,410,000	3,064,950
Telewest Communications PLC:
0% 4/15/09 (e)	B1	3,380,000	1,859,000
0% 2/1/10 (e)(g)	B1	3,335,000	1,767,550
Telewest PLC:
yankee 9.625% 10/1/06	B1	680,000	639,200
0% 10/1/07 (e)	B1	6,705,000	6,403,275
Time Warner, Inc. 9.125% 1/15/13	Baa3	5,355,000	5,868,545
United Pan-Europe Communications NV:
0% 2/1/10 (e)	B2	7,545,000	3,546,150
10.875% 8/1/09	B2	11,443,000	10,069,840
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	1,935,000	1,843,088
			133,510,426
Entertainment - 0.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	2,450,000	2,229,500
Cinemark USA, Inc. 8.5% 8/1/08	B2	845,000	397,150
Paramount Communications, Inc. 7.5% 1/15/02	Baa1	1,785,000	1,779,163
Premier Parks, Inc. 0% 4/1/08 (e)	B3	7,225,000	4,903,969
Viacom, Inc.:
6.75% 1/15/03	Baa1	4,430,000	4,350,747
7.75% 6/1/05	Baa1	2,137,000	2,144,244
			15,804,773
Lodging & Gaming - 0.3%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	2,225,000	2,080,375
HMH Properties, Inc. 7.875% 8/1/05	Ba2	2,120,000	1,950,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	1,525,000	1,433,500
Host Marriott LP 8.375% 2/15/06	Ba2	3,000,000	2,805,000
ITT Corp. 7.375% 11/15/15	Ba1	810,000	678,375
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Lodging & Gaming - continued
Mohegan Tribal Gaming Authority 8.75% 1/1/09	Ba3	$ 2,110,000	$ 1,993,950
Station Casinos, Inc. 9.875% 7/1/10 (g)	B1	2,490,000	2,502,450
			13,444,050
Publishing - 0.3%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	3,916,010
7.75% 1/20/24	Baa3	2,590,000	2,344,649
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	5,340,000	5,405,842
			11,666,501
Restaurants - 0.1%
Domino's, Inc. 10.375% 1/15/09	B3	1,620,000	1,502,550
NE Restaurant, Inc. 10.75% 7/15/08	B3	2,760,000	2,152,800
			3,655,350
TOTAL MEDIA & LEISURE			178,081,100
NONDURABLES - 0.5%
Beverages - 0.2%
Seagram JE & Sons, Inc.:
6.4% 12/15/03	Baa3	5,840,000	5,612,824
6.8% 12/15/08	Baa3	3,040,000	2,850,994
			8,463,818
Foods - 0.1%
ConAgra, Inc. 7.125% 10/1/26	Baa1	3,200,000	2,951,168
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	2,390,000	1,792,500
			4,743,668
Tobacco - 0.2%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	3,955,000	3,725,729
7.25% 9/15/01	A2	1,450,000	1,426,322
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,250,660
			8,402,711
TOTAL NONDURABLES			21,610,197

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
RETAIL & WHOLESALE - 0.5%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	$ 5,475,000	$ 2,819,625
7.125% 1/15/07	Caa1	1,595,000	845,350
			3,664,975
General Merchandise Stores - 0.2%
Dayton Hudson Corp. 7.5% 7/15/06	A2	3,500,000	3,498,040
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	2,901,120
8.5% 6/15/03	Baa1	2,580,000	2,603,659
Kmart Corp. 12.5% 3/1/05	Baa3	2,510,000	2,723,350
			11,726,169
Grocery Stores - 0.2%
Kroger Co. 6% 7/1/00	Baa3	4,480,000	4,479,149
Pathmark Stores, Inc. 9.625% 5/1/03 (d)	Caa3	6,150,000	4,243,500
			8,722,649
TOTAL RETAIL & WHOLESALE			24,113,793
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	1,430,000	1,437,150
Services - 0.1%
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	2,040,000	1,183,200
Medaphis Corp. 9.5% 2/15/05	Caa1	1,770,000	1,327,500
			2,510,700
TOTAL SERVICES			3,947,850
TECHNOLOGY - 1.0%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	2,102,075
Computer Services & Software - 0.4%
Amazon.com, Inc. 0% 5/1/08 (e)	Caa1	2,305,000	1,244,700
Concentric Network Corp. 12.75% 12/15/07	B-	595,000	624,750
Covad Communications Group, Inc.:
0% 3/15/08 (e)	B3	3,885,000	1,903,650
12% 2/15/10	B3	5,505,000	4,266,375
12.5% 2/15/09	B3	1,091,000	867,345
Exodus Communications, Inc. 11.25% 7/1/08	B-	1,945,000	1,925,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
Federal Data Corp. 10.125% 8/1/05	B3	$ 3,720,000	$ 2,418,000
PSINet, Inc. 10.5% 12/1/06	B3	5,940,000	5,464,800
Verio, Inc. 10.375% 4/1/05	B3	61,000	64,965
			18,780,135
Computers & Office Equipment - 0.3%
Comdisco, Inc. 6.375% 11/30/01	Baa1	8,300,000	8,030,997
Globix Corp. 12.5% 2/1/10	B-	3,270,000	2,697,750
Sun Microsystems, Inc. 7% 8/15/02	Baa1	1,380,000	1,371,444
			12,100,191
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,055,000	3,284,125
Details, Inc. 10% 11/15/05	B3	520,000	494,000
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	560,000	565,600
10.375% 10/1/07	B3	1,660,000	1,693,200
Flextronics International Ltd. 9.875% 7/1/10 (g)	Ba3	1,210,000	1,228,150
Micron Technology, Inc. 6.5% 9/30/05 (l)	B3	3,000,000	2,505,000
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	1,340,000	1,430,450
			11,200,525
TOTAL TECHNOLOGY			44,182,926
TRANSPORTATION - 0.8%
Air Transportation - 0.2%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	1,110,000	1,073,259
7.73% 9/15/12	Baa1	455,032	434,601
Delta Air Lines, Inc. 8.3% 12/15/29	Baa3	4,000,000	3,486,400
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	4,370,000	4,348,150
US Airways Group, Inc. 10.375% 3/1/13	Ba3	2,480,000	2,207,200
			11,549,610

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Railroads - 0.6%
Burlington Northern Santa Fe Corp.:
6.125% 3/15/09	Baa2	$ 6,450,000	$ 5,748,240
7.29% 6/1/36	Baa2	3,000,000	2,932,170
Canadian National Railway Co. 6.9% 7/15/28	Baa2	3,390,000	2,860,041
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,074,068
6.46% 6/22/05	Baa2	5,120,000	4,814,797
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	6,610,000	6,460,350
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	1,810,000	1,607,660
			26,497,326
TOTAL TRANSPORTATION			38,046,936
UTILITIES - 3.4%
Cellular - 1.0%
Crown Castle International Corp. 0% 5/15/11 (e)	B3	2,830,000	1,726,300
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	1,235,000	1,244,263
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	8,170,000	6,209,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	7,300,000	6,205,000
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	16,310,000	12,150,950
Nextel International, Inc. 0% 4/15/08 (e)	Caa1	1,270,000	838,200
Rogers Communications, Inc. 8.875% 7/15/07	Ba3	2,950,000	2,891,000
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	3,235,000	2,127,013
Triton PCS, Inc. 0% 5/1/08 (e)	B3	3,030,000	2,189,175
Vodafone AirTouch PLC 7.625% 2/15/05 (g)	A2	3,040,000	3,036,717
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	1,430,000	958,100
10.375% 11/15/09	B2	7,905,000	8,221,200
			47,797,118
Electric Utility - 0.5%
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,527,093
6.73% 12/11/02 (g)	Baa2	4,910,000	4,783,518
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	2,095,000	2,109,162
Hydro-Quebec yankee 8.4% 3/28/25	A2	2,620,000	2,766,720
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utility - continued
Illinois Power Co. 7.5% 6/15/09	Baa1	$ 1,880,000	$ 1,835,218
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,360,028
yankee 7.875% 12/15/26 (g)	A3	1,960,000	1,731,288
Texas Utilities Co. 6.375% 1/1/08	Baa3	990,000	894,218
			21,007,245
Gas - 0.1%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	2,550,000	2,549,490
Telephone Services - 1.8%
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3	1,280,000	931,200
12.875% 5/15/08	B3	1,390,000	1,504,675
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	2,520,000	2,504,452
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	7,180,000	7,294,377
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-	2,745,000	1,235,250
Global Crossing Holdings Ltd. 9.125% 11/15/06	Ba2	840,000	808,500
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	2,450,000	2,474,500
ICG Services, Inc. 0% 5/1/08 (e)	B3	2,425,000	1,115,500
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	1,050,000	813,750
0% 3/1/09 (e)	B3	1,410,000	856,575
Level 3 Communications, Inc. 9.125% 5/1/08	B3	3,885,000	3,486,788
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	4,040,000	1,292,800
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1	2,485,000	2,074,975
9.5% 11/1/08	B1	1,205,000	1,174,875
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	580,000	569,850
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	2,870,000	2,690,625
Ono Finance PLC 13% 5/1/09	Caa1	2,075,000	1,960,875

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pathnet, Inc. 12.25% 4/15/08	-	$ 4,665,000	$ 2,612,400
Rhythms NetConnections, Inc.:
0% 5/15/08 (e)	B3	7,983,000	3,153,285
12.75% 4/15/09	B3	2,510,000	1,706,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	5,540,000	5,159,291
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	6,886,000	6,588,869
7.7% 7/20/29	Baa1	6,330,000	5,960,771
Teligent, Inc.:
0% 3/1/08 (e)	Caa1	4,445,000	2,044,700
11.5% 12/1/07	Caa1	4,295,000	3,328,625
WinStar Communications, Inc.:
0% 4/15/10 (e)(g)	B3	12,896,000	5,996,640
12.75% 4/15/10 (g)	B3	10,487,000	10,119,955
WorldCom, Inc. 8.875% 1/15/06	A3	3,139,000	3,254,704
			82,715,607
TOTAL UTILITIES			154,069,460
TOTAL NONCONVERTIBLE BONDS			758,969,328
TOTAL CORPORATE BONDS (Cost $818,133,022)			769,770,866
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 3.4%
Fannie Mae:
0% 8/24/00	-	30,000,000	29,717,460
6% 5/15/08	Aaa	12,000,000	11,190,840
6.5% 4/29/09	Aaa	9,210,000	8,604,166
7.125% 2/15/05	Aaa	10,045,000	10,085,783
7.25% 5/15/30	Aaa	12,135,000	12,382,020
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,141,560
Federal Home Loan Bank:
5.195% 9/11/01	Aaa	4,500,000	4,405,770
6.75% 2/1/02	Aaa	38,840,000	38,718,431
7.59% 3/10/05	Aaa	3,850,000	3,928,194
Freddie Mac:
0% 8/17/00	-	10,000,000	9,918,490
6.25% 7/15/04	Aaa	6,200,000	6,027,578
6.75% 8/1/05	Aaa	2,500,000	2,464,850
6.875% 1/15/05	Aaa	3,255,000	3,234,656
7% 7/15/05	Aaa	4,400,000	4,393,840
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
7.625% 9/9/09	Aaa	$ 3,415,000	$ 3,366,985
Tennessee Valley Authority 7.125% 5/1/30	Aaa	2,570,000	2,580,794
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,879,381
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			156,040,798
U.S. Treasury Obligations - 4.0%
U.S. Treasury Bills, yield at date of purchase 5.76% 8/24/00 (i)	-	8,000,000	7,935,864
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	750,000	665,625
6.875% 8/15/25	Aaa	715,000	779,236
7.625% 2/15/25	Aaa	10,290,000	12,167,925
8% 11/15/21	Aaa	2,200,000	2,659,602
8.125% 8/15/19	Aaa	58,400,000	70,600,344
8.875% 8/15/17	Aaa	4,027,000	5,133,177
11.75% 2/15/10 (callable)	Aaa	15,045,000	18,150,438
12% 8/15/13	Aaa	3,740,000	5,049,000
13.875% 5/15/11 (callable)	Aaa	21,150,000	28,688,072
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	1,665,000	1,512,020
6.25% 10/31/01	Aaa	820,000	817,433
6.625% 6/30/01	Aaa	19,110,000	19,133,888
7% 7/15/06	Aaa	8,695,000	9,010,194
7.25% 8/15/04	Aaa	1,404,000	1,451,610
TOTAL U.S. TREASURY OBLIGATIONS			183,754,428
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $344,947,217)			339,795,226
U.S. Government Agency - Mortgage Securities - 9.6%

Fannie Mae - 8.4%
6% 1/1/11 to 1/1/29	Aaa	55,576,630	51,894,145
6.5% 5/1/14 to 1/1/30	Aaa	112,916,299	106,742,974
7% 8/1/13 to 12/1/29	Aaa	126,273,999	122,195,551
7.5% 7/1/16 to 3/1/30	Aaa	30,045,234	29,660,358
7.5% 7/1/30 (h)	Aaa	25,600,000	25,224,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 9/1/26 to 3/1/30	Aaa	$ 1,472,835	$ 1,478,817
8% 7/1/30 (h)	Aaa	44,860,000	45,028,225
TOTAL FANNIE MAE			382,224,070
Freddie Mac - 0.1%
7.5% 5/1/17 to 7/1/29	Aaa	3,977,164	3,939,908
8% 7/1/17 to 5/1/27	Aaa	616,237	621,896
8.5% 7/1/22 to 6/1/23	Aaa	23,330	23,822
TOTAL FREDDIE MAC			4,585,626
Government National Mortgage Association - 1.1%
6% 12/15/08 to 6/15/09	Aaa	2,339,469	2,255,515
6.5% 6/15/08 to 7/15/09	Aaa	10,988,800	10,770,268
7% 7/15/28	Aaa	17,866,601	17,369,552
7.5% 9/15/22 to 8/15/28	Aaa	19,270,248	19,157,679
8% 5/15/25	Aaa	80,865	81,775
8.5% 12/15/16	Aaa	25,719	26,519
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			49,661,308
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $444,523,943)			436,471,004
Asset-Backed Securities - 0.7%

Airplanes pass through trust 10.875% 3/15/19	Ba2	2,513,697	1,860,135
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,651,903
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,855,508
CIT Marine Trust 5.8% 4/15/10	Aaa	5,920,000	5,720,200
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	586,472	583,539
CPS Auto Receivables Trust 6% 8/15/03	Aaa	2,157,284	2,127,622
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	4,600,000	4,460,563
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	2,680,000	2,643,569
6.4% 12/15/02	Aa2	1,480,000	1,460,760
7.03% 11/15/03	Aaa	704,000	703,450
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	361,150	360,810
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Olympic Automobile Receivables Trust 6.7% 3/15/02	Aaa	$ 193,142	$ 193,082
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 6.125% 2/5/03 (g)(j)	Baa2	1,549,554	1,542,048
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,650,000
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	2,101,899	2,088,106
TOTAL ASSET-BACKED SECURITIES (Cost $34,231,746)			32,901,295
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2 Class 2B, 7.1786% 12/29/25 (d)(g)(j)	Ba3	1,007,822	485,959
U.S. Government Agency - 0.3%
Bank America Mortgage Securities, Inc.:
Series 1999-3, Class A1 6.25% 5/25/14	AAA	6,026,533	5,696,016
Series 1999-6, Class A1 6.25% 7/25/14	AAA	3,828,300	3,614,872
Fannie Mae REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	2,970,516
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,336,344
TOTAL U.S. GOVERNMENT AGENCY			14,617,748
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,957,335)			15,103,707
Commercial Mortgage Securities - 1.6%

Bankers Trust REMIC Trust 1998-1 Series 1998-S1A Class G, 8.5632% 11/28/02 (g)(j)	Baa3	1,000,000	960,625
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,900,000	1,316,938
BKB Commercial Mortgage Trust Series 1997-C1 Class D, 7.7606% 2/25/43 (g)(j)	BBB	1,095,356	1,088,810

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A-3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 2,947,266
Class B, 7.48% 2/1/08	A	2,320,000	2,266,984
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,267,572
Series 1998-FL1 Class E, 7.4913% 1/10/13 (g)(j)	Baa2	5,490,000	5,465,553
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	3,826,678
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,471,152
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,259,031
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,148,266
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	1,600,000	1,138,500
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,073,338
FMAC Loan Receivables Trust:
Series 1997-A Class E, 8.1104% 4/15/19 (g)(j)	-	500,000	330,469
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	750,000	285,000
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(j)	-	1,300,000	1,040,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba3	750,000	603,164
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(j)	Baa3	4,930,000	4,262,332
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,997,247	2,819,754
Morgan Stanley Capital I, Inc. Series 1996-MBL1 Class E, 8.2633% 5/25/21 (g)(j)	-	1,509,471	1,501,216
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nomura Asset Securities Corp. Series 1998-D6 Class A4, 7.6083% 3/17/28 (j)	Baa2	$ 4,260,000	$ 3,886,585
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (g)(j)	-	800,000	740,875
Penn Mutual Life Insurance Co. (The)/Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	953,768
Class L, 7.9% 11/15/26 (g)	-	1,133,000	595,710
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	1,620,000	1,635,694
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7.375% 9/25/24 (g)	BB	1,200,000	1,105,734
Series 1996-CFL:
Class E, 7.75% 2/25/28	BBB	2,390,000	2,370,021
Class G, 7.75% 2/25/28 (g)	B+	1,000,000	887,500
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	3,975,234
Series D-2, 6.992% 12/15/10 (g)	Baa2	4,120,000	3,791,205
Series E-2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,200,789
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $77,443,303)			73,216,576
Foreign Government and Government Agency Obligations - 0.5% (k)

Israeli State euro 6.375% 12/19/01	A3	3,350,000	3,301,794
Korean Republic yankee:
8.75% 4/15/03	Baa2	1,340,000	1,364,066
8.875% 4/15/08	Baa2	1,868,000	1,926,842
Newfoundland Province yankee 11. 625% 10/15/07	Baa1	2,000,000	2,455,600
Quebec Province 7.5% 9/15/29	A2	7,220,000	7,093,000
United Mexican States 9.875% 2/1/10	Baa3	5,110,000	5,339,950
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,783,424)			21,481,252
Supranational Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	$ 4,750,000	$ 4,524,945
Purchased Bank Debt - 1.3%

Allied Waste North America, Inc. term loan:
9.5625% 7/21/06 (j)	Ba3	2,272,727	2,130,682
9.7542% 7/21/07 (j)	Ba3	2,727,273	2,556,818
American Tower L P term loan 9.53% 12/31/07 (j)	-	3,400,000	3,417,000
Charter Communication Operating LLC term loan 8.8% 3/18/08 (j)	Ba3	6,000,000	5,962,500
Crown Castle Operating Co. term loan 9.46% 6/15/08 (j)	Ba3	4,200,000	4,210,500
Dynatech LLC term loan 10.03% 9/1/07 (j)	-	4,240,000	4,218,800
Huntsman ICI Chemicals LLC sr. secured:
term B loan 9.875% 6/30/07 (j)	-	1,837,630	1,842,224
term C loan 9.8128% 6/30/08 (j)	-	2,382,200	2,388,156
Lyondell Chemical Co. sr. secured Tranche E term loan 10.5263% 5/17/06 (j)	-	4,300,000	4,418,250
McLeodUSA, Inc. term loan 9.69% 5/31/08 (j)	Ba2	4,250,000	4,260,625
Nextel Finance Co. term loan:
9.6875% 6/30/08 (j)	Ba2	3,000,000	3,011,250
10.375% 12/31/08 (j)	Ba2	3,000,000	3,011,250
Packaging Corp. of America term loan 0% 5/22/07 (j)	-	2,500,000	2,506,250
Telemundo Group, Inc. term loan 8.905% 3/31/07 (j)	B1	1,665,000	1,654,594
Tritel Holding Corp. term loan 11.15% 12/31/07 (j)	B2	4,250,000	4,265,938
Purchased Bank Debt - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (j)	B+	$ 5,100,000	$ 5,087,250
Wci Capital Corp. term loan 11.43% 9/30/07 (j)	B2	3,600,000	3,591,000
TOTAL PURCHASED BANK DEBT (Cost $58,603,499)			58,533,087
Bank Notes - 0.2%

Bank One NA 6.29% 8/25/00 (Cost $11,350,000)	11,350,000	11,332,056
Certificates of Deposit - 0.2%

Canadian Imperial Bank of Commerce yankee 7.01% 11/27/00 (Cost $11,500,000)	11,500,000	11,506,374
Commercial Paper - 2.3%

CIT Group, Inc. 6.43% 7/5/00	11,000,000	10,995,875
Daimler-Chrysler North America Holding Corp. yankee 6.65% 11/7/00	10,000,000	9,766,461
Falcon Asset Securitization Corp. 6.58% 8/10/00	11,000,000	10,923,715
General Motors Acceptance Corp. 6.62% 8/23/00	10,000,000	9,906,925
ING America Insurance Holdings, Inc. yankee 6.69% 11/9/00	10,000,000	9,763,858
Kitty Hawk Funding Corp. 6.6% 7/20/00	10,000,000	9,968,786
Montauk Funding Corp. yankee 6.58% 7/12/00	11,000,000	10,981,575
Preferred Receivables Funding Corp. 6.58% 7/18/00	11,000,000	10,969,475
Windmill Funding Corp. yankee 6.58% 7/20/00	11,000,000	10,965,352
Woolwich PLC yankee 6.21% 7/19/00	11,400,000	11,366,408
TOTAL COMMERCIAL PAPER (Cost $105,548,446)		105,608,430
Cash Equivalents - 9.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00	$ 30,341,270	$ 30,324,000
	Shares
Central Cash Collateral Fund, 6.71% (c)	659,100	659,100
Taxable Central Cash Fund, 6.59% (c)	394,173,790	394,173,790
TOTAL CASH EQUIVALENTS (Cost $425,156,890)		425,156,890
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $4,073,306,528)	4,573,384,257
NET OTHER ASSETS - (0.3)%	(15,209,059)
NET ASSETS - 100%	$ 4,558,175,198
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
634 S&P 500 Stock Index Contracts	Sept. 2000	$ 232,693,850	$ (1,400,223)
The face value of futures purchased as a percentage of net assets - 5.1%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $125,044,672 or 2.7% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,935,864.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Goldman Sachs Group LP 6.6338% 7/27/00	1/25/99	$ 12,900,000
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	20.8%	AAA, AA, A	17.8%
Baa	6.5%	BBB	6.0%
Ba	1.7%	BB	1.9%
B	5.3%	B	5.8%
Caa	1.3%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 0.9%. FMR has determined that unrated debt securities that are lower quality account for 0.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,703,007,563 and $2,385,422,392, respectively, of which long-term U.S. government and government agency obligations aggregated $703,320,022 and $737,829,262, respectively.

The market value of futures contracts opened and closed during the period amounted to $369,738,823 and $140,715,190, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $30,209 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $15,403,891 and 0.3% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $659,757. The fund received cash collateral of $659,100 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $4,073,709,121. Net unrealized appreciation aggregated $499,675,136, of which $646,290,978 related to appreciated investment securities and $146,615,842 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $30,324,000) (cost $4,073,306,528) - See accompanying schedule		$ 4,573,384,257
Cash		417,051
Receivable for investments sold		78,404,347
Receivable for fund shares sold		538,054
Dividends receivable		1,365,550
Interest receivable		27,511,966
Receivable for daily variation on futures contracts		1,131,992
Other receivables		132,043
Total assets		4,682,885,260
Liabilities
Payable for investments purchased Regular delivery	$ 73,353,664
Delayed delivery	44,912,865
Payable for fund shares redeemed	3,398,939
Accrued management fee	2,015,725
Distribution fees payable	2,417
Other payables and accrued expenses	367,352
Collateral on securities loaned, at value	659,100
Total liabilities		124,710,062
Net Assets		$ 4,558,175,198
Net Assets consist of:
Paid in capital		$ 3,894,821,160
Undistributed net investment income		93,150,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		71,519,816
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		498,683,626
Net Assets		$ 4,558,175,198
Initial Class: Net Asset Value, offering price and redemption price per share ($4,529,401,644 ÷ 273,761,954 shares)		$16.55
Service Class: Net Asset Value, offering price and redemption price per share ($28,004,993 ÷ 1,701,507 shares)		$16.46
Service Class 2: Net Asset Value, offering price and redemption price per share ($768,561 ÷ 46,732 shares)		$16.45

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 16,298,613
Interest		82,305,154
Security lending		650
Total income		98,604,417
Expenses
Management fee	$ 12,350,508
Transfer agent fees	1,535,078
Distribution fees	13,162
Accounting and security lending fees	334,234
Non-interested trustees' compensation	15,911
Custodian fees and expenses	55,539
Registration fees	12,422
Audit	22,607
Legal	16,406
Miscellaneous	30,810
Total expenses before reductions	14,386,677
Expense reductions	(144,577)	14,242,100
Net investment income		84,362,317
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	70,050,664
Foreign currency transactions	(13)
Futures contracts	5,070,440	75,121,091
Change in net unrealized appreciation (depreciation) on:
Investment securities	(193,765,715)
Assets and liabilities in foreign currencies	(7)
Futures contracts	(1,400,223)	(195,165,945)
Net gain (loss)		(120,044,854)
Net increase (decrease) in net assets resulting from operations		$ (35,682,537)
Other Information Expense reductions Directed brokerage arrangements		$ 134,129
Custodian credits		10,448
		$ 144,577

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 84,362,317	$ 163,666,158
Net realized gain (loss)	75,121,091	365,307,199
Change in net unrealized appreciation (depreciation)	(195,165,945)	(14,691,723)
Net increase (decrease) in net assets resulting from operations	(35,682,537)	514,281,634
Distributions to shareholders From net investment income	(154,095,495)	(161,497,855)
From net realized gain	(363,069,869)	(204,563,949)
Total distributions	(517,165,364)	(366,061,804)
Share transactions - net increase (decrease)	150,420,217	(98,885,126)
Total increase (decrease) in net assets	(402,427,684)	49,334,704
Net Assets
Beginning of period	4,960,602,882	4,911,268,178
End of period (including undistributed net investment income of $93,150,596 and $163,666,159, respectively)	$ 4,558,175,198	$ 4,960,602,882

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,773,047	$ 130,415,409	18,326,496	$ 320,298,483
Reinvested	31,454,002	514,587,479	21,655,706	365,548,318
Redeemed	(29,837,358)	(502,371,635)	(45,749,338)	(801,281,286)
Net increase (decrease)	9,389,691	$ 142,631,253	(5,767,136)	$ (115,434,485)
Service Class Sold	388,675	$ 6,434,099	1,054,578	$ 18,334,058
Reinvested	157,694	2,567,255	30,528	513,486
Redeemed	(118,776)	(1,991,210)	(131,705)	(2,298,185)
Net increase (decrease)	427,593	$ 7,010,144	953,401	$ 16,549,359
Service Class 2 A Sold	49,063	$ 817,391	-	$ -
Reinvested	666	10,842	-	-
Redeemed	(2,997)	(49,413)	-	-
Net increase (decrease)	46,732	$ 778,820	-	$ -
Distributions From net investment income Initial Class		$ 153,336,461		$ 161,271,317
Service Class		755,842		226,538
Service Class 2 A		3,192		-
Total		$ 154,095,495		$ 161,497,855
From net realized gain Initial Class		$ 361,250,806		$ 204,277,001
Service Class		1,811,413		286,948
Service Class 2 A		7,650		-
Total		$ 363,069,869		$ 204,563,949
		$ 517,165,364		$ 366,061,804

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79	$ 13.79
Income from Investment Operations
Net investment income	.30 D	.59 D	.59 D	.57 D	.63	.30
Net realized and unrealized gain (loss)	(.44)	1.28	1.84	2.58	1.55	1.99
Total from investment operations	(.14)	1.87	2.43	3.15	2.18	2.29
Less Distributions
From net investment income	(.59)	(.60)	(.57)	(.59)	(.57)	(.29)
From net realized gain	(1.39)	(.76)	(1.71)	(1.48)	(.47)	-
Total distributions	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)	(.29)
Net asset value, end of period	$ 16.55	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Total Return B, C	(.69)%	11.09%	15.05%	20.65%	14.60%	16.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,529,402	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194	$ 3,333,844
Ratio of expenses to average net assets	.61% A	.63%	.64%	.65%	.74%	.81%
Ratio of expenses to average net assets after expense reductions	.61% A	.62% F	.63% F	.64% F	.73% F	.79% F
Ratio of net investment income to average net assets	3.59% A	3.36%	3.46%	3.43%	3.60%	3.54%
Portfolio turnover	78% A	94%	113%	101%	168%	256%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.29	.56	.57	.10
Net realized and unrealized gain (loss)	(.45)	1.29	1.82	.29
Total from investment operations	(.16)	1.85	2.39	.39
Less Distributions
From net investment income	(.58)	(.60)	(.57)	-
From net realized gain	(1.39)	(.76)	(1.71)	-
Total distributions	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 16.46	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(.74)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 28,005	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.71% A	.74%	.78%	.75% A
Ratio of expenses to average net assets after expense reductions	.71% A	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.49% A	3.25%	3.49%	3.52% A
Portfolio turnover	78% A	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 18.17
Income from Investment Operations
Net investment income C	.24
Net realized and unrealized gain (loss)	.01 E
Total from investment operations	.25
Less Distributions
From net investment income	(.58)
From net realized gain	(1.39)
Total distributions	(1.97)
Net asset value, end of period	$ 16.45
Total Return B	1.49%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 769
Ratio of expenses to average net assets	.84% A
Ratio of net investment income to average net assets	3.36% A
Portfolio turnover	78% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: High Income - Initial Class	-4.59%	7.30%	11.98%
ML High Yield Master II	-0.97%	7.03%	10.83%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: High Income Portfolio - Initial Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $31,015 - a 210.15% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,971 - a 179.71% increase.

Investment Summary

Top Five Holdings as of June 30, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.5
NEXTLINK Communications, Inc.	4.4
WinStar Communications, Inc.	3.0
Allied Waste North America, Inc.	2.7
ICG Holdings, Inc.	2.5
18.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Utilities	31.8
Media & Leisure	23.8
Technology	8.2
Basic Industries	7.8
Industrial Machinery & Equipment	5.2
Quality Diversification as of June 30, 2000
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.0
Baa	0.2
Ba	4.0
B	53.1
Caa, Ca, C	13.5
Not Rated	7.6

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at June 30, 2000 account for 7.6% of the fund's investments.

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Barry Coffman, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Barry?

A. For the six-month period that ended June 30, 2000, the fund lagged the -1.00% return of the Merrill Lynch High Yield Master Index II. The fund also underperformed the index's -0.97% return for the 12-month period ending June 30, 2000.

Q. What factors drove the high-yield market's performance and how did those factors, in turn, affect the fund's performance?

A. As they did throughout most of 1999, rising interest rates continued to put pressure on high-yield bonds and most other fixed-income investments. From January through June 2000, the Federal Reserve Board raised interest rates three times to cool the economy and the stock market. Compounding the effects of the difficult interest-rate backdrop was the fact that the "technicals" - supply and demand - were unfavorable. While supply had tapered off significantly from the same six-month period a year earlier, demand was quite weak. Furthermore, the default rate - which measures the percentage of high-yield debt that companies are unable or unwilling to honor - continued to rise, which also cooled demand. Those factors conspired to drive the high-yield market and the fund lower.

Q. Why did the fund underperform the Merrill Lynch index?

A. Unfortunately, a small handful of disappointments significantly detracted from the fund's performance. Given the overall negative tone of the high-yield market, investors severely punished companies that had worse-than-expected results. Most of the fund's underperformance can be accounted for by losses in securities of three holdings that defaulted: Sunterra Resorts, Specialty Retailers - the operating subsidiary of Stages Stores, Inc. - and competitive local exchange carrier GST Telecom. Also, continued weakness in the theater industry due to an overbuilding of new movie theaters pressured bonds in that sector.

Q. What holdings held up well against the difficult backdrop?

A. Telecommunications holdings outperformed the overall market. Many of these companies began to see very attractive returns from their network investments as they neared critical mass. Overall demand for telecom services, particularly high-speed data transmission, continued to be very robust. Within telecommunications, the fund benefited from its holdings in WinStar Communications, which refinanced its debt at very favorable terms during the period. Cable companies also performed well. In particular, our holdings in two international cable concerns, UnitedGlobalCom and Telewest both benefited from their investments in advanced networks that allow them to bundle high-speed Internet access and telephony with cable TV. In addition, both companies successfully raised equity during the period. Also, our position in Allied Waste - now the nation's second-largest waste management company - rebounded during the period and was a significant contributor to performance.

Q. What changes did you make over the past six months?

A. One of the most significant changes was that I concentrated more of the fund in larger, more liquid holdings. Historically, I've tried to find value among less-followed small- and mid-tier companies. But it became clear that the market environment was one that overly punished companies in those groups that disappoint. As a result, I focused on the larger-cap companies in the high-yield universe, particularly those with strong operating fundamentals and access to capital. As examples, I added to some of the fund's larger holdings, including telecommunications companies Nextel and NEXTLINK and direct broadcast satellite company Echostar.

Q. What's your outlook?

A. In my view, the relatively cheap valuations of high-yield bonds offer cause for optimism. The average high-yield bond is selling in the low 80s as a percentage of par - or face - value with yields nearing 13%, or twice the absolute level of U.S. Treasury bond yields. We haven't really seen that type of value since 1990 when the U.S. economy was in a recession. Even though the economy may slow in response to higher interest rates, I think the risk of a recession is limited over the near term. Steady economic growth would likely be a positive backdrop for this market. While I can't pinpoint exactly what will be the catalyst for a high-yield market turnaround, I would expect that the end of the Fed's campaign to raise interest rates could provide a significant boost for high-yield and other fixed-income securities as well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: to seek high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of June 30, 2000, more than $2.2 billion

Manager: Barry Coffman, since 1990; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 75.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 3.3%
HEALTH - 0.4%
Medical Facilities Management - 0.4%
Total Renal Care Holdings, Inc. 7% 5/15/09 (f)	B3	$ 14,680,000	$ 9,762,200
MEDIA & LEISURE - 2.2%
Broadcasting - 2.2%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	-	50,665,000	48,195,081
UTILITIES - 0.7%
Cellular - 0.7%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	10,000,000	10,350,000
5.25% 1/15/10	B1	5,000,000	5,175,000
			15,525,000
TOTAL CONVERTIBLE BONDS			73,482,281
Nonconvertible Bonds - 72.1%
BASIC INDUSTRIES - 7.7%
Chemicals & Plastics - 5.0%
Acetex Corp. yankee 9.75% 10/1/03	B3	3,000,000	2,805,000
Avecia Group PLC 11% 7/1/09	B2	7,275,000	7,129,500
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,275,000
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	10,240,000	9,344,000
9.5% 7/1/07 (f)	B2	32,830,000	29,957,375
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	12,390,000	12,390,000
Huntsman ICI Holdings LLC 0% 12/31/09	B3	34,102,000	10,912,640
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	3,740,000	3,702,600
9.875% 5/1/07	Ba3	9,420,000	9,325,800
10.875% 5/1/09	B2	18,455,000	18,316,588
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	5,030,000	4,074,300
			112,232,803
Metals & Mining - 0.4%
Kaiser Aluminum & Chemical Corp.:
9.875% 2/15/02	B1	2,455,000	2,369,075
12.75% 2/1/03	B3	6,958,000	6,331,780
			8,700,855

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Packaging & Containers - 1.0%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	$ 14,080,000	$ 10,841,600
9.75% 6/15/07	Caa1	5,370,000	4,188,600
Packaging Corp. of America 9.625% 4/1/09	B2	7,470,000	7,376,625
			22,406,825
Paper & Forest Products - 1.3%
APP China Group Ltd. 14% 3/15/10 unit (f)	B3	4,875,000	3,071,250
APP Finance II Mauritius Ltd. 12% 3/15/04	B3	4,175,000	2,129,250
Container Corp. of America gtd. 9.75% 4/1/03	B2	1,690,000	1,681,550
Millar Western Forest Products Ltd. 9.875% 5/15/08	B3	13,115,000	12,295,313
Repap New Brunswick, Inc.:
11.5% 6/1/04	B3	1,795,000	1,803,975
yankee 10.625% 4/15/05	Caa1	6,340,000	5,579,200
Stone Container Corp. 12.58% 8/1/16 (g)	B2	1,150,000	1,184,500
			27,745,038
TOTAL BASIC INDUSTRIES			171,085,521
CONSTRUCTION & REAL ESTATE - 2.0%
Building Materials - 0.3%
International Utility Structures, Inc. 10.75% 2/1/08	Caa1	9,200,000	7,360,000
Construction - 0.1%
Great Lakes Dredge & Dock Corp. 11.25% 8/15/08	B3	50,000	49,375
Lennar Corp. 9.95% 5/1/10 (f)	Ba1	3,010,000	2,964,850
			3,014,225
Engineering - 0.6%
360networks, Inc. 13% 5/1/08 (f)	B3	12,660,000	12,533,400
Real Estate - 0.9%
LNR Property Corp.:
9.375% 3/15/08	B1	14,395,000	12,523,650
10.5% 1/15/09	B1	7,040,000	6,476,800
			19,000,450
Real Estate Investment Trusts - 0.1%
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	3,520,000	2,710,400
TOTAL CONSTRUCTION & REAL ESTATE			44,618,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.1%
Federal-Mogul Corp. 7.5% 1/15/09	Ba2	$ 5,455,000	$ 3,600,300
Textiles & Apparel - 0.2%
Levi Strauss & Co.:
6.8% 11/1/03	Ba3	3,775,000	3,095,500
7% 11/1/06	Ba3	755,000	573,800
			3,669,300
TOTAL DURABLES			7,269,600
ENERGY - 2.0%
Coal - 0.4%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	10,210,000	9,469,775
Energy Services - 0.4%
Cliffs Drilling Co. 10.25% 5/15/03	Ba3	900,000	904,500
R&B Falcon Corp.:
6.5% 4/15/03	Ba3	5,525,000	5,124,438
6.75% 4/15/05	Ba3	1,260,000	1,137,150
6.95% 4/15/08	Ba3	750,000	637,500
9.5% 12/15/08	Ba3	595,000	597,975
			8,401,563
Oil & Gas - 1.2%
Chesapeake Energy Corp.:
7.875% 3/15/04	B2	1,610,000	1,493,275
8.5% 3/15/12	B2	1,435,000	1,205,400
9.125% 4/15/06	B2	3,565,000	3,377,838
Great Lakes Carbon Corp.:
0% 5/15/09 (d)	Caa1	15,215,000	6,086,000
10.25% 5/15/08 pay-in-kind	B3	8,550,000	6,840,000
Plains Resources, Inc.:
Series B 10.25% 3/15/06	B2	5,860,000	5,801,400
Series D 10.25% 3/15/06	B2	2,770,000	2,742,300
			27,546,213
TOTAL ENERGY			45,417,551
FINANCE - 2.2%
Credit & Other Finance - 2.0%
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	14,905,000	6,930,825
10% 3/15/04	Caa3	1,824,000	839,040
APP Global Finance III 10.7513% 4/17/02 (g)	Caa1	2,400,000	1,704,000
Delta Financial Corp. 9.5% 8/1/04	B3	1,350,000	607,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	$ 4,870,000	$ 4,139,500
Imperial Credit Industries 9.875% 1/15/07	B3	17,470,000	12,578,400
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	2,720,000	1,768,000
7.875% 8/1/03	Ba2	6,900,000	4,278,000
Metris Companies, Inc.:
10% 11/1/04	Ba3	100,000	94,000
10.125% 7/15/06	Ba3	1,810,000	1,719,500
MFN Financial Corp. 10% 3/23/01	-	10,000,000	9,600,000
PX Escrow Corp. 0% 2/1/06 (d)	B3	3,190,000	1,339,800
			45,598,565
Insurance - 0.2%
Willis Corroon Corp. 9% 2/1/09	Ba3	5,500,000	4,606,250
TOTAL FINANCE			50,204,815
HEALTH - 1.9%
Drugs & Pharmaceuticals - 0.3%
Global Health Sciences, Inc. 11% 5/1/08	Caa1	7,970,000	1,992,500
Warner Chilcott, Inc. 12.625% 2/15/08 (f)	B2	4,815,000	4,863,150
			6,855,650
Medical Facilities Management - 1.6%
Express Scripts, Inc. 9.625% 6/15/09	Ba2	9,055,000	8,828,625
Fountain View, Inc. 11.25% 4/15/08	Caa1	7,330,000	1,795,850
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	11,630,000	1,163
Oxford Health Plans, Inc. 11% 5/15/05	B2	14,465,000	14,935,113
Unilab Corp. 12.75% 10/1/09	B3	8,920,000	9,187,600
			34,748,351
TOTAL HEALTH			41,604,001
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
Electrical Equipment - 0.7%
Loral Space & Communications Ltd. 9.5% 1/15/06	B1	1,185,000	865,050
Motors & Gears, Inc. 10.75% 11/15/06	B3	9,170,000	8,803,200
Telex Communications, Inc. 10.5% 5/1/07	B2	7,490,000	5,018,300
			14,686,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.7%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	$ 8,500,000	$ 7,522,500
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa1	11,470,000	4,129,200
Thermadyne Manufacturing LLC 9.875% 6/1/08	B3	4,470,000	3,441,900
Tokheim Corp. 11.375% 8/1/08	Ca	9,030,000	903,000
			15,996,600
Pollution Control - 2.9%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,870,000	1,701,700
7.625% 1/1/06	Ba2	1,185,000	1,030,950
7.875% 1/1/09	Ba2	1,965,000	1,670,250
10% 8/1/09	B2	65,360,000	54,902,400
Envirosource, Inc.:
Series B, 9.75% 6/15/03	Caa3	4,900,000	2,205,000
9.75% 6/15/03	Caa3	7,171,000	3,226,950
			64,737,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			95,420,400
MEDIA & LEISURE - 18.8%
Broadcasting - 15.2%
Adelphia Communications Corp.:
7.75% 1/15/09	B1	7,000,000	5,897,500
9.875% 3/1/05	B1	3,400,000	3,315,000
American Mobile Satellite Corp. 12.25% 4/1/08	-	3,435,000	2,644,950
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	11,160,000	9,848,700
10.25% 1/15/10	B2	4,005,000	3,884,850
Diamond Cable Communications PLC:
0% 2/15/07 (d)	B3	11,561,000	8,873,068
yankee 0% 12/15/05 (d)	B3	9,875,000	9,233,125
Earthwatch, Inc. 0% 7/15/07 unit (d)(f)	-	16,560,000	10,598,400
EchoStar DBS Corp. 9.375% 2/1/09	B2	14,860,000	14,339,900
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	8,050,000	4,991,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (d)	B1	$ 210,000	$ 181,125
Golden Sky DBS, Inc. 0% 3/1/07 (d)	Caa1	10,640,000	7,155,400
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (f)	B3	6,050,000	5,384,500
International Cabletel, Inc. 0% 2/1/06 (d)	B3	40,484,000	37,245,280
LIN Holdings Corp. 0% 3/1/08 (d)	B3	11,678,000	7,678,285
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	17,095,000	11,795,550
NTL Communications Corp. 11.5% 10/1/08	B3	14,080,000	14,185,600
NTL, Inc. 0% 4/1/08 (d)	B3	2,380,000	1,475,600
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	7,585,000	7,433,300
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	20,460,000	13,810,500
11.28% 6/30/04 (f)(g)	B1	10,954,000	9,968,140
Spectrasite Holdings, Inc. 0% 4/15/09 (d)	B3	18,670,000	10,781,925
Telewest PLC 0% 10/1/07 (d)	B1	26,492,000	25,299,860
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (d)	B2	40,240,000	37,020,800
Series D 0% 5/15/06 (d)	B2	5,620,000	5,170,400
United International Holdings, Inc. 0% 2/15/08 (d)	B3	49,076,000	33,862,440
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	28,175,000	13,242,250
10.875% 8/1/09	B2	13,240,000	11,651,200
11.25% 2/1/10	B2	6,005,000	5,404,500
XM Satellite Radio, Inc. 14% 3/15/10 unit (f)	-	6,055,000	5,328,400
			337,701,548
Entertainment - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,030,000	1,934,400
9.5% 2/1/11	Caa3	5,390,000	2,479,400
Hollywood Entertainment Corp. 10.625% 8/15/04	B3	10,690,000	9,166,675
MGM Grand, Inc. 9.75% 6/1/07	Ba2	5,940,000	6,029,100
Premier Parks, Inc.:
0% 4/1/08 (d)	B3	4,710,000	3,196,913
9.25% 4/1/06	B3	4,745,000	4,484,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
Regal Cinemas, Inc.:
8.875% 12/15/10	Ca	$ 2,660,000	$ 638,400
9.5% 6/1/08	Ca	24,035,000	6,008,750
			33,937,663
Leisure Durables & Toys - 0.3%
Marvel Enterprises, Inc. 12% 6/15/09	-	8,750,000	6,650,000
Lodging & Gaming - 1.2%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	8,750,000	8,181,250
HMH Properties, Inc. 7.875% 8/1/05	Ba2	2,965,000	2,727,800
Hollywood Casino Corp. 11.25% 5/1/07	B3	6,210,000	6,365,250
ITT Corp. 7.375% 11/15/15	Ba1	4,270,000	3,576,125
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,060,000	5,757,000
			26,607,425
Restaurants - 0.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	10,485,000	9,960,750
NE Restaurant, Inc. 10.75% 7/15/08	B3	5,135,000	4,005,300
			13,966,050
TOTAL MEDIA & LEISURE			418,862,686
NONDURABLES - 0.4%
Household Products - 0.4%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	9,120,000	4,286,400
AKI, Inc. 10.5% 7/1/08	B2	6,960,000	5,533,200
			9,819,600
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.7%
Mothers Work, Inc. 12.625% 8/1/05	B3	15,320,000	14,324,200
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	18,870,000	188,700
			14,512,900
Drug Stores - 0.2%
Rite Aid Corp.:
6.5% 12/15/05 (f)	Caa1	6,175,000	3,180,125
7.125% 1/15/07	Caa1	3,920,000	2,077,600
			5,257,725

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Grocery Stores - 0.3%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (c)	C	$ 9,685,000	$ 193,700
12% 3/1/06 (c)	Caa3	2,590,000	323,750
Pathmark Stores, Inc. 9.625% 5/1/03 (c)	Caa3	10,127,000	6,987,630
			7,505,080
TOTAL RETAIL & WHOLESALE			27,275,705
SERVICES - 2.1%
Leasing & Rental - 0.2%
Rent-A-Center, Inc. 11% 8/15/08	B2	3,980,000	3,860,600
Printing - 1.2%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	21,446,700
World Color Press, Inc. 7.75% 2/15/09	Baa3	5,090,000	4,644,625
			26,091,325
Services - 0.7%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	2,470,000	247,000
Apcoa, Inc. 9.25% 3/15/08	Caa1	17,070,000	5,803,800
Medaphis Corp. 9.5% 2/15/05	Caa1	13,713,000	10,284,750
			16,335,550
TOTAL SERVICES			46,287,475
TECHNOLOGY - 8.1%
Computer Services & Software - 5.0%
Amazon.com, Inc. 0% 5/1/08 (d)	Caa1	7,070,000	3,817,800
Colo.com 13.875% 3/15/10 unit (f)	-	9,755,000	10,340,300
Concentric Network Corp. 12.75% 12/15/07	B-	12,760,000	13,398,000
Covad Communications Group, Inc.:
0% 3/15/08 (d)	B3	19,440,000	9,525,600
12% 2/15/10	B3	15,575,000	12,070,625
12.5% 2/15/09	B3	7,684,000	6,108,780
Exodus Communications, Inc.:
10.75% 12/15/09	B-	21,765,000	21,112,050
11.625% 7/15/10 (f)	B	9,025,000	9,070,125
PSINet, Inc.:
10% 2/15/05	B3	12,670,000	11,688,075
10.5% 12/1/06	B3	6,010,000	5,529,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
PSINet, Inc.: - continued
11% 8/1/09	B3	$ 4,790,000	$ 4,430,750
11.5% 11/1/08	B3	5,500,000	5,183,750
			112,275,055
Computers & Office Equipment - 1.0%
Dictaphone Corp. 11.75% 8/1/05	Caa1	8,516,000	8,665,030
Globix Corp. 12.5% 2/1/10	B-	14,995,000	12,370,875
			21,035,905
Electronic Instruments - 0.8%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	19,385,000	17,834,200
Electronics - 1.3%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,380,000	3,633,500
Details, Inc. 10% 11/15/05	B3	2,040,000	1,938,000
Hadco Corp. 9.5% 6/15/08	B2	12,835,000	12,867,088
Knowles Electronics, Inc. 13.125% 10/15/09 (f)	B3	3,500,000	2,992,500
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	10,000,000	8,350,000
			29,781,088
TOTAL TECHNOLOGY			180,926,248
TRANSPORTATION - 0.4%
Air Transportation - 0.4%
Atlas Air, Inc. 10.75% 8/1/05	B1	9,225,000	9,363,375
UTILITIES - 20.7%
Cellular - 8.4%
Cellnet Data Systems, Inc. 0% 10/1/07 (d)	-	69,670,000	5,573,600
Crown Castle International Corp. 10.75% 8/1/11	B3	6,195,000	6,287,925
Dobson Communications Corp. 10.875% 7/1/10 (f)	-	6,585,000	6,634,388
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	35,735,000	27,158,600
Metrocall, Inc.:
10.375% 10/1/07	B3	10,455,000	7,318,500
11% 9/15/08	B3	3,410,000	2,404,050
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	43,200,000	36,720,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nextel Communications, Inc. 9.375% 11/15/09	B1	$ 21,110,000	$ 20,265,600
Nextel International, Inc. 0% 4/15/08 (d)	Caa1	18,480,000	12,196,800
Orbital Imaging Corp.:
11.625% 3/1/05	CCC+	7,110,000	2,986,200
11.625% 3/1/05	CCC+	3,680,000	1,545,600
Orion Network Systems, Inc.:
0% 1/15/07 (d)	B2	12,460,000	4,984,000
11.25% 1/15/07	B2	5,800,000	3,393,000
PageMart Nationwide, Inc. 15% 2/1/05	B3	20,235,000	19,324,425
Telesystem International Wireless, Inc.:
0% 6/30/07 (d)	Caa1	20,940,000	14,658,000
0% 11/1/07 (d)	Caa1	25,685,000	15,411,000
			186,861,688
Telephone Services - 12.3%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	5,387,000	3,919,043
Bestel SA de CV 0% 5/15/05 (d)	-	8,075,000	5,733,250
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	19,760,000	8,892,000
Flag Telecom Holdings Ltd. 11.625% 3/30/10	B2	2,965,000	2,816,750
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	4,435,000	4,124,550
12% 11/1/07	Caa1	3,600,000	3,384,000
ICG Holdings, Inc.:
0% 9/15/05 (d)	B3	28,000,000	26,880,000
0% 5/1/06 (d)	B3	9,255,000	7,542,825
ICG Services, Inc.:
0% 2/15/08 (d)	B3	37,500,000	18,000,000
0% 5/1/08 (d)	B3	2,950,000	1,357,000
Intermedia Communications, Inc.:
0% 5/15/06 (d)	B2	145,000	137,750
0% 7/15/07 (d)	B2	7,835,000	6,072,125
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	19,400,000	8,342,000
13.5% 5/15/09	Caa2	6,710,000	5,569,300
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	6,970,000	2,230,400
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	19,255,000	18,918,038
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	11,215,000	6,448,625
10.75% 11/15/08	B3	340,000	334,900
10.75% 6/1/09	B2	10,690,000	10,529,650
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Optel Communications Corp. 15% 12/30/04 (h)	-	$ 14,907,563	$ 14,162,185
Pathnet, Inc. 12.25% 4/15/08	-	20,255,000	11,342,800
Rhythms NetConnections, Inc.:
0% 5/15/08 (d)	B3	21,980,000	8,682,100
12.75% 4/15/09	B3	7,480,000	5,086,400
14% 2/15/10 (f)	B3	7,210,000	5,191,200
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	B2	6,026,000	4,790,670
RSL Communications PLC 9.875% 11/15/09	B2	7,195,000	4,676,750
Teligent, Inc. 11.5% 12/1/07	Caa1	4,625,000	3,584,375
WinStar Communications, Inc.:
0% 4/15/10 (d)(f)	B3	36,689,000	17,060,385
12.5% 4/15/08 (f)	B3	17,930,000	17,481,750
12.75% 4/15/10 (f)	B3	31,418,000	30,318,370
Worldwide Fiber, Inc. 12% 8/1/09	B3	11,800,000	11,033,000
			274,642,191
TOTAL UTILITIES			461,503,879
TOTAL NONCONVERTIBLE BONDS			1,609,659,331
TOTAL CORPORATE BONDS (Cost $1,951,710,007)			1,683,141,612
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $3,191,851)	Ba2	2,884,084	2,134,222
Commercial Mortgage Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Mortgage Acceptance Corp. pass through certificates Series 1998-C2 Class F, 5.44% 5/15/13 (f)(g)	BB+	$ 4,500,000	$ 2,825,860
Commercial Mortgage Asset Trust pass through certificates Series 1999-C1 Class F, 6.25% 11/17/13 (f)	Ba1	4,750,000	3,046,680
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	4,890,848	4,946,634
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.125% 4/25/21 (g)	Caa1	2,313,015	1,850,412
Meritor Mortgage Security Corp. Series 1987 1 Class B, 9.4% 2/1/10 (c)(f)	-	1,350,000	116,505
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3177% 11/18/31 (f)(g)	Ba1	4,500,000	3,608,190
Nationslink Funding Corp. Commercial Mortgage pass through certificates Series 1998-2 Class F, 7.105% 8/20/30	BB	4,500,000	3,351,094
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (f)(g)	-	2,200,000	2,037,406
Series 1998-ST1A Class B1A, 9.4013% 1/15/03 (f)(g)	-	4,000,000	3,725,000
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	2,600,000	2,110,266
Series 1995-C1 Class F, 7.375% 9/25/24 (f)	-	2,000,000	1,588,438
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $28,843,213)			29,206,485
Common Stocks - 3.2%
	Shares
BASIC INDUSTRIES - 0.1%
Chemicals & Plastics - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	340	4,080
Iron & Steel - 0.0%
AK Steel Holding Corp.	6,500	52,000
Common Stocks - continued
	Shares	Value (Note 1)
BASIC INDUSTRIES - continued
Packaging & Containers - 0.1%
Packaging Corp. of America	150,000	$ 1,518,750
TOTAL BASIC INDUSTRIES		1,574,830
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
International Utility Structures, Inc. unit	2,500	1,750,000
Real Estate - 0.2%
LNR Property Corp.	257,600	5,023,200
Real Estate Investment Trusts - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	1
Class B (h)	19,817	0
		1
TOTAL CONSTRUCTION & REAL ESTATE		6,773,201
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	48,889	1,222,225
Polymer Group, Inc.	426,300	3,943,275
		5,165,500
ENERGY - 0.5%
Oil & Gas - 0.5%
Plains Resources, Inc. (a)	686,000	10,976,000
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Arcadia Financial Ltd. warrants 3/15/07 (a)	498	1
Securities Industry - 0.0%
ECM Corp. LP (f)	3,000	264,000
TOTAL FINANCE		264,001
HEALTH - 0.0%
Medical Equipment & Supplies - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
Industrial Machinery & Equipment - 0.1%
Tenneco Automotive, Inc.	150,000	787,500
Terex Corp. (a)	50,000	706,250
		1,493,750
Pollution Control - 0.8%
Allied Waste Industries, Inc. (a)	1,765,000	17,650,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		19,143,750

	Shares	Value (Note 1)
MEDIA & LEISURE - 0.4%
Broadcasting - 0.1%
Benedek Communications Corp. warrants 7/1/07 (a)	57,600	$ 115,200
CS Wireless Systems, Inc. (a)(f)	1,024	10
EchoStar Communications Corp. Class A (a)	3,100	102,639
Motient Corp. warrants 4/1/08 (a)	3,435	127,095
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	26,805	804,150
		1,149,094
Entertainment - 0.3%
Premier Parks, Inc. (a)	325,000	7,393,750
Lodging & Gaming - 0.0%
Motels of America, Inc. (a)	3,000	43,500
TOTAL MEDIA & LEISURE		8,586,344
RETAIL & WHOLESALE - 0.1%
Apparel Stores - 0.1%
Mothers Work, Inc. (a)(e)	294,100	3,308,625
Mothers Work, Inc. (a)(h)	2,952	33,210
		3,341,835
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
DecisionOne Corp.	16,846	168
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	9,890	1
Class B warrants 4/18/07 (a)	17,041	2
Class C warrants 4/18/07 (a)	10,108	1
		172
Computers & Office Equipment - 0.0%
Ampex Corp. Class A (a)	9,600	16,200
Electronics - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	7
TOTAL TECHNOLOGY		16,379
UTILITIES - 0.7%
Cellular - 0.3%
Cellnet Data Systems, Inc. warrants 10/1/07 (a)(f)	18,000	180
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	45,930	114,825
warrants 1/15/07 (CV ratio .6) (a)	5,585	23,736
McCaw International Ltd. warrants 4/16/07 (a)(f)	42,305	105,763
WebLink Wireless, Inc. Class A (a)	528,034	6,996,451
		7,240,955
Telephone Services - 0.4%
Bestel SA de CV warrants 5/13/05 (a)(f)	8,075	904,400
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	12,650	$ 31,625
Optel Communications Corp. warrants 12/30/04 (a)(h)	2,559,515	6,718,727
Pathnet, Inc. warrants 4/15/08 (a)(f)	20,255	202,550
		7,857,302
TOTAL UTILITIES		15,098,257
TOTAL COMMON STOCKS (Cost $82,503,250)		70,940,129
Preferred Stocks - 13.5%

Convertible Preferred Stocks - 0.1%
TECHNOLOGY - 0.1%
Computer Services & Software - 0.1%
PSINet, Inc. $3.50 (f)	100,000	3,400,000

Nonconvertible Preferred Stocks - 13.4%
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
International Utility Structures, Inc. 13% pay-in-kind (f)	713	499,100
Real Estate Investment Trusts - 0.4%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	0
mezzanine (h)	79,800	28,890
senior (h)	79,800	8,815,611
		8,844,501
TOTAL CONSTRUCTION & REAL ESTATE		9,343,601
FINANCE - 0.4%
Insurance - 0.4%
American Annuity Group Capital Trust II 8.875%	8,910	7,932,230
HEALTH - 0.5%
Medical Facilities Management - 0.5%
Fresenius Medical Care Capital Trust II 7.875%	10,524	9,600,845

	Shares	Value (Note 1)
MEDIA & LEISURE - 2.4%
Broadcasting - 2.4%
Citadel Broadcasting Co. Series B, 13.25% pay-in-kind	54,339	$ 5,596,917
CSC Holdings, Inc.:
11.125% pay-in-kind	197,957	20,686,507
Series H, 11.75% pay-in-kind	200,061	21,106,436
Granite Broadcasting Corp. 12.75% pay-in-kind	7,825	6,573,000
		53,962,860
TECHNOLOGY - 0.0%
Computers & Office Equipment - 0.0%
Ampex Corp. 8% non-cumulative	422	658,320
UTILITIES - 9.7%
Cellular - 3.9%
Nextel Communications, Inc.:
11.125% pay-in-kind	47,183	45,531,595
Series D, 13% pay-in-kind	38,807	40,553,315
		86,084,910
Telephone Services - 5.8%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	2,988	2,674,260
e.spire Communications, Inc. $127.50 pay-in-kind	17,801	3,204,180
ICG Holdings, Inc. 14.25% pay-in-kind	26,893	21,514,400
Intermedia Communications, Inc. 13.5% pay-in-kind	22,827	22,142,190
NEXTLINK Communications, Inc. 13.50% pay-in-kind	24,242	23,514,740
NEXTLINK Communications, Inc. 14% pay-in-kind	1,125,487	57,399,830
		130,449,600
TOTAL UTILITIES		216,534,510
TOTAL NONCONVERTIBLE PREFERRED STOCKS		298,032,366
TOTAL PREFERRED STOCKS (Cost $325,176,740)		301,432,366
Purchased Bank Debt - 0.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Dynatech LLC term loan 10.03% 9/1/07 (g)	-	$ 2,000,000	1,990,000
Synthetic Industries, Inc. term loan 14% 12/13/00 (g)	-	3,600,000	3,564,000
Purchased Bank Debt - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Total Renal Care Holdings, Inc. term loan 11.5% 3/31/06 (g)	Ba2	$ 2,620,105	$ 2,436,697
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (g)	B+	5,000,000	4,987,500
TOTAL PURCHASED BANK DEBT (Cost $12,855,286)			12,978,197
Cash Equivalents - 4.7%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00 (Cost $104,463,000)	$ 104,520,295	104,463,000
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,508,743,347)		2,204,296,011
NET OTHER ASSETS - 1.2%		26,704,251
NET ASSETS - 100%		$ 2,231,000,262
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 112,038	$ -	$ 3,308,625

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $286,945,596 or 12.9% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Mothers Work, Inc.	6/18/98	$ 26,172
Optel Communications Corp. warrants 12/30/04	12/31/97	$ 759,408
Optel Communications Corp. 15% 12/30/04	12/31/97 - 12/30/99	$ 14,148,203
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $777,266,740 and $888,471,783.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,030 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $38,108,624 and 1.7% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,243,000. The weighted average interest rate was 6.73%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Canada	3.4
United Kingdom	2.4
Luxembourg	1.6
Mexico	1.5
Netherlands	1.4
Others (individually less than 1%)	0.5
100.0%
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.2%	BBB	0.2%
Ba	3.7%	BB	3.2%
B	50.2%	B	56.1%
Caa	12.9%	CCC	7.2%
Ca, C	0.4%	CC, C	0.0%
		D	0.4%
The percentage not rated by Moody's or S&P amounted to 7.6%. FMR has determined that unrated debt securities that are lower quality account for 7.6% of the total value of investment in securities.
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,510,663,320. Net unrealized depreciation aggregated $306,367,309, of which $36,552,593 related to appreciated investment securities and $342,919,902 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $78,395,000, all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $104,463,000) (cost $2,508,743,347) - See accompanying schedule		$ 2,204,296,011
Cash		1,173,022
Receivable for investments sold		10,237,395
Receivable for fund shares sold		1,824,525
Dividends receivable		395,382
Interest receivable		39,095,601
Other receivables		551,687
Total assets		2,257,573,623
Liabilities
Payable for investments purchased	$ 24,668,573
Payable for fund shares redeemed	630,403
Accrued management fee	1,052,289
Distribution fees payable	21,721
Other payables and accrued expenses	200,375
Total liabilities		26,573,361
Net Assets		$ 2,231,000,262
Net Assets consist of:
Paid in capital		$ 2,569,113,584
Undistributed net investment income		195,475,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(229,141,160)
Net unrealized appreciation (depreciation) on investments		(304,447,336)
Net Assets		$ 2,231,000,262
Initial Class : Net Asset Value, offering price and redemption price per share ($1,962,074,921 ÷ 195,501,395 shares)		$10.04
Service Class : Net Asset Value, offering price and redemption price per share ($267,877,765 ÷ 26,761,288 shares)		$10.01
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,047,576 ÷ 104,806 shares)		$10.00

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 19,576,105
Interest		115,899,684
Total income		135,475,789
Expenses
Management fee	$ 6,594,093
Transfer agent fees	738,215
Distribution fees	126,321
Accounting fees and expenses	306,723
Non-interested trustees' compensation	6,473
Custodian fees and expenses	33,438
Registration fees	4,288
Audit	22,467
Legal	10,848
Interest	5,745
Miscellaneous	20,986
Total expenses before reductions	7,869,597
Expense reductions	(38,341)	7,831,256
Net investment income		127,644,533
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $45,477 on sales of investments in affiliated issuers)		(148,333,381)
Change in net unrealized appreciation (depreciation) on investment securities		(97,254,537)
Net gain (loss)		(245,587,918)
Net increase (decrease) in net assets resulting from operations		$ (117,943,385)
Other Information Expense reductions
Directed brokerage arrangements		$ 35,786
Custodian credits		2,555
		$ 38,341

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 127,644,533	$ 247,259,596
Net realized gain (loss)	(148,333,381)	(96,179,624)
Change in net unrealized appreciation (depreciation)	(97,254,537)	55,361,896
Net increase (decrease) in net assets resulting from operations	(117,943,385)	206,441,868
Distributions to shareholders From net investment income	(160,774,244)	(232,085,602)
From net realized gain	-	(6,657,693)
In excess of net realized gain	-	(877,958)
Total distributions	(160,774,244)	(239,621,253)
Share transactions - net increase (decrease)	(1,863,609)	66,219,533
Total increase (decrease) in net assets	(280,581,238)	33,040,148
Net Assets
Beginning of period	2,511,581,500	2,478,541,352
End of period (including undistributed net investment income of $195,475,174 and $245,962,442, respectively)	$ 2,231,000,262	$ 2,511,581,500
Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	34,881,654	$ 357,036,731	101,971,137	$ 1,140,554,728
Reinvested	13,813,362	144,073,366	20,936,841	226,536,621
Redeemed	(52,613,342)	(547,562,808)	(127,141,526)	(1,424,987,101)
Net increase (decrease)	(3,918,326)	$ (46,452,711)	(4,233,548)	$ (57,895,752)
Service Class Sold	7,232,634	$ 74,033,462	15,936,772	$ 177,176,136
Reinvested	1,603,673	16,694,232	1,211,540	13,084,632
Redeemed	(4,572,624)	(47,192,023)	(5,904,384)	(66,145,483)
Net increase (decrease)	4,263,683	$ 43,535,671	11,243,928	$ 124,115,285
Service Class 2 A Sold	104,183	$ 1,046,949	-	$ -
Reinvested	639	6,643	-	-
Redeemed	(16)	(161)	-	-
Net increase (decrease)	104,806	$ 1,053,431	-	$ -
Distributions
From net investment income Initial Class		$ 144,073,368		$ 219,412,458
Service Class		16,694,233		12,673,144
Service Class 2 A		6,643		-
Total		$ 160,774,244		$ 232,085,602
From net realized gain Initial Class		$ -		$ 6,294,147
Service Class		-		363,546
Service Class 2 A		-		-
Total		$ -		$ 6,657,693
In excess of net realized gain Initial Class		$ -		$ 830,017
Service Class		-		47,941
Service Class 2 A		-		-
Total		$ -		$ 877,958
		$ 160,774,244		$ 239,621,253

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050	$ 10.750
Income from Investment Operations
Net investment income	.580 D	1.095 D	1.111 D	1.124 D	.927	.856
Net realized and unrealized gain (loss)	(1.110)	(.195)	(1.591)	.936	.643	1.224
Total from investment operations	(.530)	.900	(.480)	2.060	1.570	2.080
Less Distributions
From net investment income	(.750)	(1.075)	(.970)	(.890)	(.920)	(.780)
From net realized gain	-	(.030)	(.600)	(.110)	(.180)	-
In excess of net realized gain	-	(.005)	-	-	-	-
Total distributions	(.750)	(1.110)	(1.570)	(1.000)	(1.100)	(.780)
Net asset value, end of period	$ 10.040	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050
Total Return B, C	(4.93)%	8.25%	(4.33)%	17.67%	14.03%	20.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,962,075	$ 2,257,610	$ 2,348,954	$ 2,329,516	$ 1,588,822	$ 1,040,000
Ratio of expenses to average net assets	.68% A	.69%	.70%	.71%	.71%	.71%
Ratio of net investment income to average net assets	11.22% A	9.80%	9.14%	8.88%	9.09%	9.32%
Portfolio turnover rate	71% A	82%	92%	118%	123%	132%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income D	.570	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.110)	(.194)	(1.562)	(.013)
Total from investment operations	(.540)	.880	(.480)	.190
Less Distributions
From net investment income	(.740)	(1.075)	(.970)	-
From net realized gain	-	(.030)	(.600)	-
In excess of net realized gain	-	(.005)	-	-
Total distributions	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 10.010	$ 11.290	$ 11.520	$ 13.570
Total Return B, C	(5.03)%	8.08%	(4.34)%	1.42%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 267,878	$ 253,972	$ 129,587	$ 2,919
Ratio of expenses to average net assets	.78% A	.79%	.82%	.81% A
Ratio of expenses to average net assets after expense reductions	.78% A	.79%	.82%	.80% A, F
Ratio of net investment income to average net assets	11.12% A	9.69%	9.51%	10.75% A
Portfolio turnover rate	71% A	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 11.140
Income from Investment Operations
Net investment income D	.476
Net realized and unrealized gain (loss)	(.876)
Total from investment operations	(.400)
Less Distributions
From net investment income	(.740)
Net asset value, end of period	$ 10.000
Total Return B, C	(3.85)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,048
Ratio of expenses to average net assets	.97% A
Ratio of expenses to average net assets after expense reductions	.96% A, F
Ratio of net investment income to average net assets	10.93% A
Portfolio turnover rate	71% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Initial Class	4.49%	5.95%	7.26%
LB Aggregate Bond	4.57%	6.25%	7.82%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on June 30, 1990. By June 30, 2000, the value of the investment would have grown to $20,164 - a 101.64% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,227 - a 112.27% increase.

Investment Summary

Quality Diversification as of June 30, 2000
(Moody's Ratings)	% of fund's investments
Aaa	60.2
Aa	1.9
A	11.6
Baa	20.3
Ba and Below	0.9

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of June 30, 2000
Years	9.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Finance	10.6
Utilities	4.8
Construction & Real Estate	3.5
Media & Leisure	2.7
Energy	2.0

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform compared to its benchmark, Kevin?

A. For the six- and 12-month periods that ended June 30, 2000, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 3.99% over the past six months and 4.57% over the past 12 months.

Q. What was the six-month period like for bonds overall?

A. Concerns about the Federal Reserve Board raising short-term interest rates further to cool the economy kept bond performance in check early on. Then came the announcement by the U.S. Treasury in late January of its intention to reduce new borrowing and use government surplus proceeds to buy back outstanding debt. This action sent the prices of long-dated Treasuries soaring. The Fed delivered the first of three rate hikes made during the period in early February, causing an inversion in the yield curve, which occurs when short-term bonds offer higher yields than their longer-dated counterparts. Historically, an inverted yield curve has been a precursor of recession and the yield curve has not been this inverted since 1981. These unique technical factors allowed Treasuries to outperform all comparable-duration spread sectors - namely corporate bonds, mortgage securities and government agency issues - during the period. An increasing prevalence of share buybacks and leveraged buyouts also weighed heavily on corporates during the period. Agencies retreated in response to rumblings in Washington threatening to strip Fannie Mae and Freddie Mac of their implicit government backing.

Q. How did you position the fund in response to this changing environment?

A. We were rewarded for recognizing the impact of the Treasury buybacks on the market and boosting the fund's weighting in higher-coupon Treasuries in response. In terms of the spread sectors, as it became clear to me that the Fed was going to continue to raise interest rates, I decided to scale back a bit on the fund's exposure to corporate bonds, which had enjoyed a strong fourth quarter of 1999. I began by reducing a long-standing overweighting in banks - a posture that worked out beautifully for the fund in the past - because I felt that it would be extremely difficult for bank securities to outperform in a rising rate environment. This strategy paid off as the market proceeded to punish the group during the first half of the period. Overall, I became much more defensive, reducing our risk exposure through increased diversification. Despite the fact that most corporates had a very difficult period, tactical allocations into different subsectors, such as media and telecommunications, aided relative performance. The fund benefited from owning a number of issuers from these groups that were acquired during the period, which sweetened the valuations of their debt securities. Owning Yankee bonds - issues guaranteed by foreign governments - at the expense of banks also helped, as did some good picks in energy, a sector that benefited from a rally in oil prices. On the flip side, having some notably poor performers in electric and gas utilities and consumer nondurables constrained fund returns. In hindsight, I wish I had sold a larger percentage of corporates in exchange for more Treasuries.

Q. How did the fund's mortgage holdings fare?

A. The fund got a lift from my focus on seasoned discount mortgages - ranging from three-to-five years old - which benefited from strong housing turnover fueled by a robust economy. A red-hot housing market meant higher-than-normal prepayment activity, which resulted in a nice, steady windfall for us each month as we got prepaid at par, or face value.

Q. What's your outlook?

A. The Treasury buyback program is a new and very powerful factor in the market that's expected to remain the overriding concern for bond investors going forward. Admittedly, further Fed tightening and a growing budget surplus could continue to impact the Treasury yield curve and increase the volatility of the broader market. However, right now, we feel that the spread sectors are oversold and thus offer compelling value opportunities. Unlike the market, we see little evidence of a recession on the horizon. Since it seems like it will be tougher to make money on Treasuries going forward, we plan to maintain an overweighting in corporate bonds - focusing on the more defensive sectors and adding to the fund's position while valuations remain attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of June 30, 2000, more than
$620 million

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.7%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03 (c)	Baa2	$ 705,000	$ 706,946
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.3%
Monsanto Co. 5.75% 12/1/05	A2	2,000,000	1,866,200
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa2	350,000	336,574
TOTAL BASIC INDUSTRIES			2,202,774
CONSTRUCTION & REAL ESTATE - 3.5%
Real Estate - 0.5%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,265,110
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,474,050
			2,739,160
Real Estate Investment Trusts - 3.0%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	475,116
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	2,885,000	2,753,473
6.625% 2/15/05	Baa1	4,500,000	4,251,330
6.75% 2/15/08	Baa1	4,020,000	3,682,682
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	538,163
Spieker Properties LP:
6.75% 1/15/08	Baa2	7,000,000	6,417,880
6.8% 5/1/04	Baa2	705,000	675,743
			18,794,387
TOTAL CONSTRUCTION & REAL ESTATE			21,533,547
DURABLES - 0.1%
Consumer Electronics - 0.1%
Whirlpool Corp. 8.6% 5/1/10	Baa1	610,000	629,459
ENERGY - 2.0%
Oil & Gas - 2.0%
Anadarko Petroleum Corp.:
7% 11/15/27	Baa1	1,400,000	1,248,100
7.2% 3/15/29	Baa1	2,490,000	2,271,453
Apache Corp.:
7.625% 7/1/19	Baa1	210,000	202,768
7.7% 3/15/26	Baa1	550,000	529,997
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	940,000	853,050

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Conoco, Inc. 5.9% 4/15/04	A3	$ 850,000	$ 811,240
Petro-Canada 7% 11/15/28	A3	1,380,000	1,205,016
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	915,000	963,879
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,200,000	1,131,960
Tosco Corp. 8.125% 2/15/30	Baa2	3,000,000	3,007,050
YPF Sociedad Anonima:
7.75% 8/27/07	B1	55,000	51,308
8% 2/15/04	B1	380,000	372,776
			12,648,597
FINANCE - 10.6%
Banks - 4.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	1,000,000	988,110
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	995,810
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	2,789,940
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	1,000,000	1,009,800
Barclays Bank PLC yankee 5.95% 7/15/01	A1	2,150,000	2,134,647
Capital One Bank 6.375% 2/15/03	Baa2	1,130,000	1,083,501
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,200,539
Commonwealth Bank of Australia 8.5% 6/1/10	A1	600,000	622,644
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A2	250,000	248,993
Kansallis-Osake-Pankki (NY Branch) yankee 10% 5/1/02	A1	260,000	270,694
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,572,837
7.375% 9/17/04	Baa2	1,320,000	1,279,212
yankee 6.5% 11/15/02	Baa2	240,000	232,296
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	335,265
6.875% 11/15/02	Baa2	1,750,000	1,725,115
Providian National Bank 6.75% 3/15/02	Baa3	3,000,000	2,925,030
Sanwa Finance Aruba AEC 8.35% 7/15/09	Baa1	4,700,000	4,679,132
Sumitomo Bank International Finance NV 8.5% 6/15/09	Baa1	500,000	502,345
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - continued
Banks - continued
Union Planters Corp. 6.75% 11/1/05	Baa2	$ 400,000	$ 381,628
Union Planters National Bank 6.81% 8/20/01	A3	500,000	496,360
			25,473,898
Credit & Other Finance - 5.9%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,022,963
Associates Corp. of North America:
6% 4/15/03	Aa3	1,150,000	1,109,233
6% 7/15/05	Aa3	2,500,000	2,336,925
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,095,600
Chrysler Financial Corp. 5.69% 11/15/01	A1	4,400,000	4,299,460
CIT Group, Inc. 5.5% 2/15/04	A1	500,000	460,880
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	250,000	247,028
ERP Operating LP:
6.55% 11/15/01	A3	1,150,000	1,133,406
7.1% 6/23/04	A3	1,000,000	969,760
Finova Capital Corp.:
6.11% 2/18/03	Baa2	600,000	528,000
6.27% 9/29/00	Baa2	400,000	388,000
First Security Capital I 8.41% 12/15/26	A3	510,000	472,484
Ford Motor Credit Co.:
6.5% 2/28/02	A2	7,000,000	6,889,050
7.875% 6/15/10	A2	700,000	700,994
General Motors Acceptance Corp. 7.625% 6/15/04	A2	2,000,000	2,002,220
GS Escrow Corp. 7.125% 8/1/05	Ba1	2,825,000	2,509,561
Household Finance Corp. 8% 5/9/05	A2	2,000,000	2,016,940
HSBC Capital Funding LP 10.176% 12/31/49 (b)(c)	A1	485,000	519,362
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	2,120,000	2,017,201
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	1,480,000	1,394,648
5.875% 5/1/04	Baa1	3,080,000	2,901,483
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	793,800
TXU Eastern Funding 6.75% 5/15/09	Baa1	480,000	429,202
			36,238,200

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	$ 750,000	$ 712,095
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	750,000	749,168
Securities Industry - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	A3	2,900,000	2,701,582
TOTAL FINANCE			65,874,943
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.2%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500,000	1,267,155
Pollution Control - 0.2%
WMX Technologies, Inc. 7.1% 8/1/26	Ba1	905,000	851,804
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			2,118,959
MEDIA & LEISURE - 2.7%
Broadcasting - 2.5%
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	2,100,000	1,964,424
Clear Channel Communications, Inc. 7.25% 10/15/27	Baa3	3,000,000	2,631,690
Continental Cablevision, Inc. 8.3% 5/15/06	A2	1,260,000	1,289,849
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	1,190,000	1,135,474
TCI Communications, Inc.:
8.75% 8/1/15	A2	660,000	705,712
9.8% 2/1/12	A2	1,915,000	2,175,689
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,657,200
Time Warner, Inc. 8.18% 8/15/07	Baa3	1,240,000	1,264,416
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	3,000,000	2,857,500
			15,681,954
Publishing - 0.2%
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa2	1,200,000	1,209,780
TOTAL MEDIA & LEISURE			16,891,734
NONDURABLES - 1.7%
Beverages - 1.3%
Seagram JE & Sons, Inc. 6.625% 12/15/05	Baa3	8,265,000	7,899,687
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
NONDURABLES - continued
Foods - 0.2%
ConAgra, Inc. 7.125% 10/1/26	Baa1	$ 1,270,000	$ 1,171,245
Tobacco - 0.2%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	1,800,000	1,671,768
TOTAL NONDURABLES			10,742,700
RETAIL & WHOLESALE - 0.7%
Drug Stores - 0.3%
Rite Aid Corp.:
6.5% 12/15/05 (c)	Caa1	3,360,000	1,730,400
7.125% 1/15/07	Caa1	790,000	418,700
			2,149,100
General Merchandise Stores - 0.3%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,715,589
Grocery Stores - 0.1%
Kroger Co. 6% 7/1/00	Baa3	530,000	529,899
TOTAL RETAIL & WHOLESALE			4,394,588
TECHNOLOGY - 1.6%
Computers & Office Equipment - 1.6%
Comdisco, Inc.:
5.95% 4/30/02	Baa1	3,000,000	2,847,630
6.375% 11/30/01	Baa1	3,200,000	3,096,288
7.23% 8/16/01	Baa1	3,000,000	2,985,450
7.25% 9/1/02	Baa1	1,000,000	967,890
			9,897,258
TRANSPORTATION - 1.1%
Air Transportation - 0.4%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	550,000	531,795
7.73% 9/15/12	Baa1	222,809	212,805
Delta Air Lines, Inc. equipment trust certificate 8.54% 1/2/07	Baa1	352,386	336,077
United Air Lines, Inc. 9% 12/15/03	Baa3	1,100,000	1,085,590
			2,166,267

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Railroads - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	$ 3,000,000	$ 2,907,330
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	1,700,000	1,661,512
			4,568,842
TOTAL TRANSPORTATION			6,735,109
UTILITIES - 4.8%
Electric Utility - 1.4%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,336,020
7.05% 12/11/07 (c)	Baa2	3,000,000	2,775,660
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	1,055,000	1,062,132
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A2	1,500,000	1,485,960
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,628,585
Texas Utilities Co. 6.375% 1/1/08	Baa3	510,000	460,658
			8,749,015
Gas - 0.7%
CMS Panhandle Holding Co.:
6.125% 3/15/04	Baa3	1,350,000	1,275,075
7% 7/15/29	Baa3	1,000,000	839,200
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	1,000,000	999,800
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,032,030
			4,146,105
Telephone Services - 2.7%
Cable & Wireless Optus Ltd.:
8% 6/22/10 (c)	Baa1	700,000	695,681
8.125% 6/15/09 (c)	Baa1	3,000,000	3,028,980
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	5,835,000	5,927,952
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	1,730,000	1,611,114
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,273,000	3,131,770
7.7% 7/20/29	Baa1	2,591,000	2,439,867
			16,835,364
TOTAL UTILITIES			29,730,484
TOTAL NONCONVERTIBLE BONDS (Cost $193,297,122)			184,107,098
U.S. Government and Government Agency Obligations - 23.7%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 6.2%
Fannie Mae:
6.5% 4/29/09	Aaa	$ 8,500,000	$ 7,940,870
7.125% 2/15/05	Aaa	6,355,000	6,380,801
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	9,981
Federal Home Loan Bank:
6.75% 2/1/02	Aaa	3,490,000	3,479,076
7.59% 3/10/05	Aaa	10,000	10,203
Freddie Mac:
5.75% 3/15/09	Aaa	5,000,000	4,553,900
6.25% 7/15/04	Aaa	7,765,000	7,549,055
6.77% 9/15/02	Aaa	150,000	149,133
6.875% 1/15/05	Aaa	2,045,000	2,032,219
7% 7/15/05	Aaa	2,800,000	2,796,080
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	Aaa	1,493,771	1,556,076
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	397,146	404,564
Class 2-E, 9.4% 5/15/02	Aaa	258,789	262,503
Class 3-T, 9.625% 5/15/02	Aaa	15,000	15,269
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	4,000	3,842
Series 1993-D, 5.23% 5/15/05	Aaa	8,511	8,134
Series 1994-A, 7.12% 4/15/06	Aaa	6,043	6,079
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	6,058	6,102

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	$ 7,059	$ 7,044
Overseas Private Investment Corp. U.S. Government guaranteed participation certificate Series 1994-195, 6.08% 8/15/04 (callable)	Aaa	98,175	96,624
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	121,500	119,296
6.86% 4/30/04	Aaa	916,733	909,847
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			38,296,698
U.S. Treasury Obligations - 17.5%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	15,100,000	15,251,000
8.875% 8/15/17	Aaa	9,940,000	12,670,419
9.875% 11/15/15	Aaa	3,810,000	5,166,131
14% 11/15/11	Aaa	1,465,000	2,034,519
U.S. Treasury Notes:
5.5% 2/15/08	Aaa	14,545,000	13,922,329
5.625% 9/30/01	Aaa	11,500,000	11,377,755
5.875% 11/15/04	Aaa	6,100,000	6,011,367
6.5% 5/31/02	Aaa	8,000,000	8,010,000
7% 7/15/06	Aaa	20,610,000	21,357,113
U.S. Treasury Notes - coupon STRIPS 0% 11/15/11	Aaa	26,700,000	13,250,142
TOTAL U.S. TREASURY OBLIGATIONS			109,050,775
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $148,365,354)			147,347,473
U.S. Government Agency - Mortgage Securities - 34.2%

Fannie Mae - 28.7%
6% 2/1/11 to 2/1/29	Aaa	12,890,851	11,936,164
6.5% 2/1/10 to 7/1/29	Aaa	87,169,130	82,350,146
7% 12/1/24 to 1/1/30	Aaa	29,769,952	28,816,016
7.5% 7/1/07 to 7/1/30	Aaa	43,393,905	42,829,090
8% 3/1/24 to 12/1/29	Aaa	1,285,727	1,297,033
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
8% 7/1/30 (d)	Aaa	$ 10,700,000	$ 10,740,125
8.5% 3/1/25 to 6/1/25	Aaa	18,047	18,386
TOTAL FANNIE MAE			177,986,960
Freddie Mac - 0.3%
8.5% 3/1/20 to 1/1/28	Aaa	2,072,159	2,116,142
Government National Mortgage Association - 5.2%
6% 8/15/08 to 5/15/09	Aaa	2,721,986	2,623,726
6.5% 2/15/28 to 4/15/29	Aaa	21,907,350	20,796,105
7.5% 3/15/06 to 10/15/28	Aaa	8,781,726	8,735,756
8% 2/15/17	Aaa	120,882	123,110
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			32,278,697
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $219,986,676)			212,381,799
Asset-Backed Securities - 3.6%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,442,227
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	851,813
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	3,876,875
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	830,000	818,717
6.4% 12/15/02	Aa2	480,000	473,760
7.03% 11/15/03	Aaa	209,000	208,837
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	6,618,282
Key Auto Finance Trust:
6.3% 10/15/03	A2	125,809	125,180
6.65% 10/15/03	Baa3	82,161	82,058
Premier Auto Trust 5.59% 2/9/04	Aaa	6,000,000	5,821,860
Railcar Trust 7.75% 6/1/04	Aaa	492,380	504,685
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	1,300,000	1,300,000
TOTAL ASSET-BACKED SECURITIES (Cost $22,844,512)			22,124,294
Commercial Mortgage Securities - 2.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	$ 1,080,000	$ 992,841
Series 1998-FL1:
Class D, 7.1415% 12/10/00 (c)(e)	A2	2,100,000	2,096,802
Class E, 7.4913% 1/10/13 (c)(e)	Baa2	2,650,000	2,638,200
DLJ Commercial Mortgage Corp. 7.62% 5/10/10	Aaa	3,000,000	3,008,906
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	495,879
Class C1, 7.52% 5/15/06 (c)	A2	500,000	491,094
Fannie Mae ACES REMIC sequential pay Series 1996 M5 Class A1, 7.141% 7/25/10	Aaa	138,048	137,056
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (c)(e)	Baa3	1,000,000	864,570
Prudential Securities Secured Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	2,890,000	2,917,997
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	1,500,000	1,419,727
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $15,325,912)			15,063,072
Foreign Government and Government Agency Obligations (f) - 3.4%

British Columbia Province yankee 7% 1/15/03	Aa2	500,000	498,260
Korean Republic yankee:
8.75% 4/15/03	Baa2	775,000	788,919
8.875% 4/15/08	Baa2	1,194,000	1,231,611
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	495,780
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	236,145
7.5% 7/15/23	A2	8,550,000	8,428,590
7% 1/30/07	A2	1,000,000	980,520
Foreign Government and Government Agency Obligations (f) - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Quebec Province: - continued
7.5% 9/15/29	A2	$ 6,480,000	$ 6,366,017
United Mexican States 9.875% 2/1/10	Baa3	2,290,000	2,393,050
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,550,794)			21,418,892
Supranational Obligations - 0.6%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	3,810,480
Cash Equivalents - 5.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00 (Cost $31,619,000)	$ 31,637,007	31,619,000
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $657,964,210)		637,872,108
NET OTHER ASSETS - (2.7)%		(16,874,271)
NET ASSETS - 100%		$ 620,997,837
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,317,582 or 4.1% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	73.7%	AAA, AA, A	67.0%
Baa	20.3%	BBB	18.9%
Ba	0.5%	BB	1.6%
B	0.1%	B	0.3%
Caa	0.3%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $467,642,183 and $520,876,687, respectively, of which long-term U.S. government and government agency obligations aggregated $384,782,549 and $401,954,052, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $21,767,000. The weighted average interest rate was 5.86%. Interest earned from the interfund lending program amounted to $21,253 and is included in interest income on the Statement of Operations.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $658,225,459. Net unrealized depreciation aggregated $20,353,351, of which $1,723,809 related to appreciated investment securities and $22,077,160 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $11,269,000 all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $31,619,000) (cost $657,964,210) - See accompanying schedule		$ 637,872,108
Cash		106
Receivable for investments sold		6,380,828
Receivable for fund shares sold		231,457
Interest receivable		8,078,601
Total assets		652,563,100
Liabilities
Payable for investments purchased Regular delivery	$ 20,040,145
Delayed delivery	10,721,326
Payable for fund shares redeemed	510,735
Accrued management fee	223,058
Distribution fees payable	22
Other payables and accrued expenses	69,977
Total liabilities		31,565,263
Net Assets		$ 620,997,837
Net Assets consist of:
Paid in capital		$ 641,249,230
Undistributed net investment income		19,896,010
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,055,301)
Net unrealized appreciation (depreciation) on investments		(20,092,102)
Net Assets		$ 620,997,837
Initial Class: Net Asset Value, offering price and redemption price per share ($620,890,223 ÷ 52,845,848 shares)		$11.75
Service Class 2: Net Asset Value, offering price and redemption price per share ($107,614 ÷ 9,165 shares)		$11.74

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Interest		$ 21,822,522
Security lending		63,152
Total income		21,885,674
Expenses
Management fee	$ 1,325,329
Transfer agent fees	207,178
Distribution fees	121
Accounting and security lending fees	89,154
Non-interested trustees' compensation	1,005
Custodian fees and expenses	22,606
Audit	16,173
Legal	2,425
Miscellaneous	412
Total expenses before reductions	1,664,403
Expense reductions	(1,188)	1,663,215
Net investment income		20,222,459
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(8,016,907)
Change in net unrealized appreciation (depreciation) on investment securities		10,456,223
Net gain (loss)		2,439,316
Net increase (decrease) in net assets resulting from operations		$ 22,661,775
Other Information Expense reductions Custodian credits		$ 1,188

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 20,222,459	$ 43,183,071
Net realized gain (loss)	(8,016,907)	(11,737,244)
Change in net unrealized appreciation (depreciation)	10,456,223	(38,771,648)
Net increase (decrease) in net assets resulting from operations	22,661,775	(7,325,821)
Distributions to shareholders From net investment income	(43,339,424)	(28,513,399)
From net realized gain	-	(8,945,380)
Total distributions	(43,339,424)	(37,458,779)
Share transactions - net increase (decrease)	(17,176,281)	28,823,589
Total increase (decrease) in net assets	(37,853,930)	(15,961,011)
Net Assets
Beginning of period	658,851,767	674,812,778
End of period (including undistributed net investment income of $19,896,010 and $42,809,963, respectively)	$ 620,997,837	$ 658,851,767

Other Information:	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	6,302,773	$ 73,176,423	20,833,388	$ 258,967,451
Reinvested	3,827,956	43,332,459	3,052,875	37,458,779
Redeemed	(11,451,016)	(133,795,101)	(21,798,580)	(267,602,641)
Net increase (decrease)	(1,320,287)	$ (17,286,219)	2,087,683	$ 28,823,589
Service Class 2 A Sold	8,552	$ 102,980	-	$ -
Reinvested	614	6,965	-	-
Redeemed	(1)	(7)	-	-
Net increase (decrease)	9,165	$ 109,938	-	$ -
Distributions From net investment income Initial Class		$ 43,332,459		$ 28,513,399
Service Class 2 A		6,965		-
Total		$ 43,339,424		$ 28,513,399
From net realized gain Initial Class		$ -		$ 8,945,380
Service Class 2 A		-		-
Total		$ -		$ 8,945,380
		$ 43,339,424		$ 37,458,779

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480	$ 11.020
Income from Investment Operations Net investment income	.378C	.743 C	.725 C	.759 C	.670	.320
Net realized and unrealized gain (loss)	.052	(.873)	.335	.291	(.290)	1.530
Total from investment operations	.430	(.130)	1.060	1.050	.380	1.850
Less Distributions
From net investment income	(.840)	(.510)	(.590)	(.730)	(.620)	(.390)
From net realized gain	-	(.160)	(.070)	-	-	-
Total distributions	(.840)	(.670)	(.660)	(.730)	(.620)	(.390)
Net asset value, end of period	$ 11.750	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Total ReturnB	3.80%	(1.05)%	8.85%	9.06%	3.19%	17.32%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 620,890	$ 658,852	$ 674,813	$ 324,525	$ 228,594	$ 181,546
Ratio of expenses to average net assets	.54% A	.54%	.57%	.58%	.58%	.59%
Ratio of net investment income to average net assets	6.53% A	6.07%	5.85%	6.34%	6.49%	6.53%
Portfolio turnover rate	154% A	87%	239%	191%	81%	182%

Financial Highlights - Service Class 2

Six months ended June 30, 2000D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 12.060
Income from Investment Operations
Net investment income C	.339
Net realized and unrealized gain (loss)	.181
Total from investment operations	.520
Less Distributions
From net investment income	(.840)
Net asset value, end of period	$ 11.740
Total ReturnB	4.56%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 108
Ratio of expenses to average net assets	.80% A
Ratio of net investment income to average net assets	6.32% A
Portfolio turnover rate	154%A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class
Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Money Market - Initial Class	5.73%	5.49%	5.19%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	6/28/00	3/29/00	12/29/99	9/29/99	6/30/99
Fidelity VIP:
Money Market -
Initial Class	6.41%	5.78%	5.72%	5.20%	4.85%

MMDA	2.11%	2.04%	2.07%	2.08%	2.03%
Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. Bob, what was the investment environment like during the six months that ended June 30, 2000?

A. Interest rates rose due to strong economic performance, evidenced by the lowest unemployment rate in approximately 30 years and robust gains in real GDP - gross domestic product adjusted for inflation. Personal consumption, business investment and a strong real estate market fueled growth. The wealth effect created by appreciating equity and real estate markets also boosted consumer spending, a significant component of real GDP. Commodity prices increased due to improving global economic conditions and strong domestic demand.

Q. How did the market react to this backdrop?

A. Market participants expected that the Federal Reserve Board would hike short-term interest rates in order to slow growth and head off inflation. That argument was bolstered by the fact that, in spite of improvements in productivity, consumer and producer prices ultimately rose during the period, sparked mainly by increasing energy prices.

Q. What was the Fed's reaction to these developments?

A. Strong real GDP growth and concerns about the impact of wage pressures within firm labor markets encouraged the Fed to continue its program of interest-rate hikes. During the first half of 2000, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds target rate - three times. Two of these rate hikes - in February and March - came in increments of 0.25 percentage points, but not the last hike, which occurred in May.

Q. What happened in May?

A. Faced with continued strong GDP growth, an increase in the core rate of inflation, a decline in the unemployment rate and a larger-than-expected increase in average hourly earnings, the Fed in May raised the fed funds rate by 0.50 percentage points, the first increase of such magnitude in over five years. However, recent evidence of an economic slowdown prompted the Fed to keep rates unchanged at its June 2000 meeting.

Q. What was your strategy with the fund?

A. During the period, our strategy shifted to capitalize on Fed rate hikes while at the same time maintaining adequate portfolio liquidity to accommodate cash outflows. The fund's average maturity was shortened at times when the market priced in overly optimistic expectations for changes in monetary policy. Conversely, the fund's average maturity was lengthened when the market priced in overly aggressive expectations of Fed rate hikes.

Q. What is your outlook?

A. Recent economic data suggests that Fed monetary policy has begun to dampen economic activity. Fed rate hikes appear to have tempered consumer spending, as evidenced by recent statistics showing slower retail and home sales. As a result, manufacturing activity has softened within interest-rate sensitive sectors, while employment has recently declined from record levels. It's uncertain at this point if the economy is taking a breather or if the Fed has achieved a so-called "soft landing." Market prices currently reflect the belief that the Fed has finished its rate-hike program. However, we believe the Fed might implement at least one more rate hike in the near future.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page 2.

Fund Facts

Goal: as high a level of current income as is consistent with preservation of capital and liquidity

Start date: April 1, 1982

Size: as of June 30, 2000, more than $2.0 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Certificates of Deposit - 38.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 5.7%
Chase Manhattan Bank USA NA
9/5/00	6.70%	$ 25,000,000	$ 25,000,000
Citibank NA, New York
11/15/00	7.02	30,000,000	30,000,000
First Union National Bank, North Carolina
7/20/00	6.85 (b)	25,000,000	25,000,000
11/21/00	6.48	10,000,000	10,000,000
5/15/01	7.35	15,000,000	15,000,000
U.S. Bank NA, Minnesota
7/3/00	6.72 (b)	10,000,000	10,000,000
			115,000,000
London Branch, Eurodollar, Foreign Banks - 15.7%
Abbey National Treasury Services PLC
11/6/00	6.75	25,000,000	25,000,000
11/9/00	6.50	20,000,000	20,000,000
5/17/01	7.36	25,000,000	25,000,000
Barclays Bank PLC
7/28/00	5.80	9,000,000	9,000,000
Bayerische Hypo-und Vereinsbank AG
8/21/00	6.76	15,000,000	15,000,000
10/19/00	6.75	50,000,000	50,000,000
11/20/00	7.01	25,000,000	25,000,000
Deutsche Bank AG
9/19/00	6.40	31,000,000	30,993,318
Dresdner Bank AG
8/3/00	6.25	25,000,000	24,999,976
8/21/00	6.75	60,000,000	59,999,996
Halifax PLC
12/18/00	6.51	10,000,000	10,000,000
RaboBank Nederland Coop. Central
11/6/00	6.83	25,000,000	25,000,000
			319,993,290
New York Branch, Yankee Dollar, Foreign Banks - 16.8%
Banque Nationale de Paris (BNP)
8/2/00	5.85	10,000,000	9,999,581
Canadian Imperial Bank of Commerce
7/6/00	6.62 (b)	25,000,000	24,986,250
8/17/00	6.75	10,000,000	10,000,000
Commerzbank AG
8/23/00	6.65	25,000,000	25,000,000
Credit Agricole Indosuez
7/3/00	6.63 (b)	25,000,000	24,992,398
Deutsche Bank AG
11/16/00	7.01	25,000,000	25,000,000
Dresdner Bank AG
7/23/00	6.62 (b)	20,000,000	19,999,510
National Westminster Bank PLC
7/10/00	6.58	25,000,000	25,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Norddeutsche Landesbank Girozentrale
7/12/00	5.76%	$ 10,000,000	$ 9,999,856
2/8/01	6.75	10,000,000	9,997,115
5/8/01	7.15	25,000,000	24,995,975
Royal Bank of Canada
7/3/00	6.62 (b)	25,000,000	24,988,249
5/3/01	7.10	25,000,000	24,994,053
Societe Generale
7/10/00	6.61 (b)	15,000,000	14,995,612
7/29/00	6.67 (b)	7,000,000	6,997,834
Svenska Handelsbanken AB
5/2/01	7.00	35,000,000	34,994,462
UBS AG
12/7/00	6.45	25,000,000	24,963,178
			341,904,073
TOTAL CERTIFICATES OF DEPOSIT			776,897,363
Commercial Paper - 44.8%

Aegon Funding Corp.
9/12/00	6.38	6,000,000	5,924,810
Bank of Scotland Treasury Services PLC
9/12/00	6.71	25,000,000	24,665,417
Citibank Credit Card Master Trust I (Dakota Certificate Program)
7/18/00	6.67	25,000,000	24,922,083
8/17/00	6.65	10,000,000	9,914,094
ConAgra, Inc.
7/10/00	6.77	5,000,000	4,991,588
7/25/00	6.79	8,000,000	7,964,000
7/27/00	6.80	7,000,000	6,965,875
Corporate Receivables Corp.
8/22/00	6.65	25,000,000	24,762,750
8/22/00	6.75	25,000,000	24,759,861
Countrywide Home Loans, Inc.
7/17/00	6.85	5,000,000	4,984,822
CXC, Inc.
8/10/00	6.75	50,000,000	49,630,556
Daimler-Chrysler North America Holding Corp.
9/14/00	6.72	20,000,000	19,724,583
Deutsche Bank Financial, Inc.
8/15/00	6.76	25,000,000	24,792,188
Dominion Resources, Inc.
7/19/00	6.91	5,000,000	4,982,850
Falcon Asset Securitization Corp.
7/18/00	6.82	15,000,000	14,951,833
8/9/00	6.66	29,335,000	29,125,573
General Electric Capital Corp.
7/25/00	6.65	50,000,000	49,780,333
8/15/00	6.67	50,000,000	49,588,750
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.
8/23/00	6.74%	$ 50,000,000	$ 49,512,694
8/31/00	6.78	25,000,000	24,718,299
Goldman Sachs Group, Inc.
8/14/00	6.66	20,000,000	19,839,156
8/16/00	6.65	21,242,000	21,063,673
GTE Corp.
8/1/00	6.69	6,000,000	5,965,693
Kitty Hawk Funding Corp.
8/15/00	6.27	5,000,000	4,962,000
9/20/00	6.41	5,000,000	4,930,138
12/1/00	7.08	10,000,000	9,709,725
Lehman Brothers Holdings, Inc.
8/2/00	6.54 (b)	14,000,000	14,000,000
Lower Colorado River Auth. Tax Rev.
8/2/00	6.59	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
8/23/00	6.78	35,000,000	34,656,825
New Center Asset Trust
7/17/00	6.67	25,000,000	24,926,667
Newport Funding Corp.
7/6/00	6.58	25,000,000	24,977,257
9/18/00	6.35	10,000,000	9,865,042
Park Avenue Receivables Corp.
7/20/00	6.63	50,000,000	49,825,833
Preferred Receivables Funding Corp.
7/3/00	6.65	20,000,000	19,992,667
Sears Roebuck Acceptance Corp.
7/25/00	6.79	6,000,000	5,973,000
7/26/00	6.79	5,000,000	4,976,563
Societe Generale NA
8/3/00	6.25	25,000,000	24,861,125
Three Rivers Funding Corp.
7/5/00	6.59	25,000,000	24,981,806
7/28/00	6.65	35,240,000	35,065,562
Triple-A One Funding Corp.
7/20/00	6.62	60,000,000	59,791,633
Tyco International Group SA
7/19/00	6.92	5,000,000	4,982,813
7/25/00	6.95	5,000,000	4,977,000
UBS Finance, Inc.
7/5/00	7.06	4,200,000	4,196,710
Ventures Business Trust
7/3/00	7.05	29,997,000	29,985,251
TOTAL COMMERCIAL PAPER			911,169,098
Bank Notes - 2.5%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Bank of America NA
11/20/00	7.00%	$ 15,000,000	$ 15,000,000
First National Bank, Chicago
7/12/00	5.75	10,000,000	9,999,856
Fleet National Bank
7/3/00	6.71 (b)	25,000,000	24,999,607
TOTAL BANK NOTES			49,999,463
Master Notes - 3.2%

Goldman Sachs Group, Inc.
8/22/00	6.73 (c)	50,000,000	50,000,000
J.P. Morgan Securities, Inc.
7/7/00	6.64 (b)	15,000,000	15,000,000
TOTAL MASTER NOTES			65,000,000
Medium-Term Notes - 7.1%

AT&T Corp.
7/6/00	6.67 (b)	25,000,000	25,000,000
CIESCO LP
7/15/00	6.63 (b)	10,000,000	9,999,914
CIT Group, Inc.
7/3/00	6.61 (b)	10,000,000	9,994,445
7/3/00	6.80 (b)	15,000,000	14,996,960
Ford Motor Credit Co.
8/23/00	6.80 (b)	25,000,000	24,997,512
GE Life & Annuity Assurance Co.
7/3/00	6.76 (b)(c)	15,000,000	15,000,000
General Motors Acceptance Corp. Mortgage Credit
7/3/00	6.69 (b)	10,000,000	9,996,305
7/3/00	6.71 (b)	25,000,000	24,990,734
Merrill Lynch & Co., Inc.
7/3/00	6.63 (b)	10,000,000	9,999,244
TOTAL MEDIUM-TERM NOTES			144,975,114
Short-Term Notes - 3.6%

Jackson National Life Insurance Co.
7/3/00	7.00 (b)(c)	7,000,000	7,000,000
Monumental Life Insurance Co.
7/3/00	6.78 (b)(c)	5,000,000	5,000,000
7/3/00	6.81 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
7/3/00	6.41 (b)(c)	4,000,000	4,000,000
Short-Term Notes - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Life Insurance Co. - continued
8/28/00	6.96% (b)(c)	$ 5,000,000	$ 5,000,000
RACERS Series 00 10mm,
6/22/01	6.67 (a)(b)	10,000,000	10,000,000
Strategic Money Market Trust Series 1999 A6,
7/13/00	6.40 (a)(b)	17,000,000	17,000,000
Strategic Money Market Trust Series 2000 B,
9/13/00	6.81 (a)(b)	5,000,000	5,000,000
Strategic Money Market Trust Series 2000 E,
7/14/00	6.67 (a)(b)	5,000,000	5,000,000
Transamerica Occidental Life Insurance Co.
9/29/00	6.56 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			73,000,000
Repurchase Agreements - 2.5%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 6/30/00 due 7/3/00 At 6.83%	$ 31,018	31,000
With:
Bank of America NA At 7.21%, dated 6/30/00 due 7/3/00 (Commercial Paper Obligations) (principal amount $30,000,000) 6.65% - 6.95%, 7/5/00 - 7/20/00	30,018,025	30,000,000
Deutsche Bank Securities, Inc. At 7.21%, dated 6/30/00 due 7/3/00 (Corporate Obligations) (principal amount $20,000,000) 5.98% - 6.05%, 11/17/08 - 3/1/09	20,012,017	20,000,000
TOTAL REPURCHASE AGREEMENTS		50,031,000
TOTAL INVESTMENT PORTFOLIO - 101.9%		2,071,072,038
NET OTHER ASSETS - (1.9)%		(37,716,448)
NET ASSETS - 100%		$ 2,033,355,590
Total Cost for Income Tax Purposes $2,071,072,038
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $37,000,000 or 1.8% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 6.76%, 7/3/00	4/6/00	$ 15,000,000
Goldman Sachs Group, Inc. 6.73%, 8/22/00	6/14/00	$ 50,000,000
Jackson National Life Insurance Co. 7.0%, 7/3/00	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 6.78%, 7/3/00	9/17/98	$ 5,000,000
6.81%, 7/3/00	3/12/99	$ 5,000,000
New York Life Insurance Co.: 6.41%, 7/3/00	12/20/99	$ 4,000,000
6.96%, 8/28/00	8/13/99	$ 5,000,000
Transamerica Occidental Life Insurance Co. 6.56%, 9/29/00	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $101,000,000 or 5.0% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,351,708. The weighted average interest rate was 6.06%. Interest earned from the interfund lending program amounted to $41,853 and is included in interest income on the Statement of Operations.

Income Tax Information
At December 31, 1999, the fund had a capital loss carryforward of approximately $102,000 of which $1,000, $28,000 and $73,000 will expire on December 31, 2002, 2005 and 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $50,031,000) - See accompanying schedule		$ 2,071,072,038
Receivable for fund shares sold		3,301,546
Interest receivable		11,922,327
Prepaid expenses		40,981
Total assets		2,086,336,892
Liabilities
Payable to custodian bank	$ 38,588
Payable for investments purchased	24,986,250
Payable for fund shares redeemed	27,396,441
Accrued management fee	446,877
Other payables and accrued expenses	113,146
Total liabilities		52,981,302
Net Assets		$ 2,033,355,590
Net Assets consist of:
Paid in capital		$ 2,033,466,514
Accumulated net realized gain (loss) on investments		(110,924)
Net Assets		$ 2,033,355,590
Initial Class: Net Asset Value, offering price and redemption price per share ($2,033,252,913 ÷ 2,033,348,781 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($102,677 ÷ 102,677 shares)		$1.00

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Interest Income		$ 63,230,620
Expenses
Management fee	$ 2,332,410
Transfer agent fees	695,684
Distribution fees	117
Accounting fees and expenses	97,285
Non-interested trustees' compensation	3,231
Custodian fees and expenses	21,274
Registration fees	923
Audit	13,574
Legal	7,404
Miscellaneous	71,873
Total expenses before reductions	3,243,775
Expense reductions	(217)	3,243,558
Net interest income		59,987,062
Net Realized Gain (Loss) on Investments		(8,777)
Net increase in net assets resulting from operations		$ 59,978,285
Other Information
Expense reductions Custodian credits		$ 217

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999

Operations Net interest income	$ 59,987,062	$ 89,685,301
Net realized gain (loss)	(8,777)	(73,427)
Net increase (decrease) in net assets resulting from operations	59,978,285	89,611,874
Distributions to shareholders from net interest income	(59,987,062)	(89,685,301)
Share transactions - net increase (decrease)	93,873,698	432,074,680
Total increase (decrease) in net assets	93,864,921	432,001,253
Net Assets
Beginning of period	1,939,490,669	1,507,489,416
End of period	$ 2,033,355,590	$ 1,939,490,669
Other Information:
	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 3,072,502,306	$ 3,933,097,969
Reinvestment of distributions from net interest income	60,021,807	88,893,196
Cost of shares redeemed	(3,038,753,092)	(3,589,916,485)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 93,771,021	$ 432,074,680
Service Class 2 A Proceeds from sales of shares	$ 100,000	$ -
Reinvestment of distributions from net interest income	2,677	-
Cost of shares redeemed	-	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 102,677	$ -
Distributions From net interest income Initial Class	$ (59,984,377)	$ (89,685,301)
Service Class 2 A	(2,685)	-
Total	$ (59,987,062)	$ (89,685,301)

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
	(Unaudited)	1999	1998	1997	1996	1995
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net interest income	.029	.050	.053	.053	.052	.057
Less Distributions
From net interest income	(.029)	(.050)	(.053)	(.053)	(.052)	(.057)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	2.98%	5.17%	5.46%	5.51%	5.41%	5.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,033,253	$ 1,939,491	$ 1,507,489	$ 1,020,794	$ 1,126,155	$ 808,874
Ratio of expenses to average net assets	.32% A	.27%	.30%	.31%	.30%	.33%
Ratio of net interest income to average net assets	5.93% A	5.06%	5.33%	5.32%	5.28%	5.72%

Financial Highlights - Service Class 2

Six months ended June 30, 2000 C
(Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net interest income	.027
Less Distributions
From net interest income	(.027)
Net asset value, end of period	$ 1.000
Total Return B	2.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 103
Ratio of expenses to average net assets	.57% A
Ratio of net interest income to average net assets	5.72% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

The Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund, except Money Market Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio, offers three classes of shares: the funds' original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. Each fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan. On April 20, 2000, the Board of Trustees of Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio approved the creation of Service Class, a new class of shares of Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio. The Service Class shares of Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio will be subject to an annual distribution and service fee of .10% of the class' average net assets. These shares are expected to be available on July 14, 2000.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation:

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

High Income, Asset Manager and Balanced Portfolios. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the funds, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth and Mid Cap Portfolios. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the funds, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Investment Grade Bond, High Income, Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Mid Cap and Overseas Portfolios. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the funds. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees of certain funds must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net interest income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Central Cash Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the following funds held investments in loans or other direct debt instruments:

		% of
	Value	Net Assets
Asset Manager	$58,533,087	1.3%
Asset Manager: Growth	$9,260,883	1.6%
High Income	$12,978,197	0.6%

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For the Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annualized rate of .23%. The income-based portion of this fee was equal to $755,805, or an annualized rate of .07% of the fund's average net assets.

For the Index 500 Portfolio, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

For all the other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period for the Investment Grade Bond and High Income Portfolios and .2167% to .5200% for the period for the Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Mid Cap and Overseas Portfolios for the period. The annual individual fund fee rate is .30% for Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, Growth, and Mid Cap Portfolios, .45% for High Income and Overseas Portfolios, .25% for Asset Manager Portfolio, .15% for Balanced Portfolio, and .20% for Equity-Income and Growth & Income Portfolios. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.

For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets:

Money Market	.23%
Investment Grade Bond	.43%
High Income	.58%
Asset Manager	.53%
Balanced	.43%
Asset Manager: Growth	.58%
Equity-Income	.48%
Growth & Income	.48%
Index 500.24%
Growth Opportunities	.58%
Contrafund	.57%
Growth	.57%
Mid Cap	.56%
Overseas	.72%

Sub-Adviser Fee. As the Money Market and Investment Grade Bond Portfolios' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

FMR, on behalf of the Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

FMR and Index 500 Portfolio entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee - continued

Under a separate securities lending agreement with Bankers Trust, Index 500 Portfolio receives at least 70% of net income from the securities lending program. Bankers Trust retains no more than 30% of net income under this agreement. For the period, Bankers Trust retained $90,941.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Money Market
Service Class 2	$ 117
Investment Grade Bond
Service Class 2	121
High Income
Service Class	126,071
Service Class 2	250
Asset Manager
Service Class	12,967
Service Class 2	195
Balanced
Service Class	13,703
Service Class 2	213
Asset Manager: Growth
Service Class	5,971
Service Class 2	204
Equity-Income
Service Class	221,204
Service Class 2	4,873
Index 500
Service Class 2	116
Growth & Income
Service Class	64,293
Service Class 2	492
Growth Opportunities
Service Class	170,539
Service Class 2	934
Contrafund
Service Class	472,035
Service Class 2	12,537
Growth
Service Class	650,795
Service Class 2	1,896
Mid Cap
Service Class	36,074
Service Class 2	8,716
Overseas
Service Class	99,503
Service Class 2	583

Transfer Agent Fees. Fidelity Investment Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each funds' transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

MONEY MARKET	.07%
INVESTMENT GRADE BOND	.07%
HIGH INCOME	.07%
ASSET MANAGER	.07%
BALANCED	.07%
ASSET MANAGER: GROWTH	.07%
EQUITY-INCOME	.07%
GROWTH & INCOME	.07%
INDEX 500.07%
GROWTH OPPORTUNITIES	.07%
CONTRAFUND	.07%
GROWTH	.07%
MID CAP	.08%
OVERSEAS	.07%

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid the following amounts:

Money Market
Initial Class	$ 695,651
Service Class 2	33
Investment Grade Bond
Initial Class	207,145
Service Class 2	33
High Income
Initial Class	655,017
Service Class	83,102
Service Class 2	96
Asset Manager
Initial Class	1,526,085
Service Class	8,951
Service Class 2	42
Balanced
Initial Class	92,789
Service Class	9,127
Service Class 2	55
Asset Manager: Growth
Initial Class	179,131
Service Class	4,189
Service Class 2	61
Equity-Income
Initial Class	3,206,951
Service Class	146,559
Service Class 2	1,525
Index 500
Initial Class	1,638,142
Service Class 2	33
Growth & Income
Initial Class	351,138
Service Class 2	43,630
Service Class 2	132
Growth Opportunities
Initial Class	417,276
Service Class	113,605
Service Class 2	426
Contrafund
Initial Class	2,952,107
Service Class	316,815
Service Class 2	3,771
Growth
Initial Class	5,897,805
Service Class	451,666
Service Class 2	848
Mid Cap
Initial Class	13,418
Service Class	27,121
Service Class 2	2,882
Overseas
Initial Class	925,813
Service Class	69,985
Service Class 2	301

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, the Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $81,961 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. Expense Reductions.

FMR voluntarily agreed to reimburse Index 500 Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annualized rate of .28% of average net assets for Initial Class and .53% of average net assets for Service Class 2.

FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.

In addition, through arrangements with certain funds' custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were record owners of 10% or more of the total outstanding shares of the following funds:

	FILI	UNAFFILIATED INSURANCE COMPANIES
FUND	% OF OWNERSHIP	# OF	% OF OWNERSHIP
MONEY MARKET	64%	0	0%
INVESTMENT GRADE BOND	31%	2	21%
HIGH INCOME	11%	2	61%
ASSET MANAGER	18%	1	22%
BALANCED	36%	1	52%
ASSET MANAGER: GROWTH	63%	1	10%
EQUITY-INCOME	12%	2	39%
GROWTH & INCOME	40%	3	42%
INDEX 500	27%	1	13%
GROWTH OPPORTUNITIES	15%	1	66%
CONTRAFUND	20%	2	34%
GROWTH	13%	1	29%
MID CAP	44%	1	28%
OVERSEAS	14%	1	33%

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under "Legend" at the end of each applicable fund's schedule of investments.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.
Money Market, Asset Manager, Balanced, Investment
Grade Bond and Asset Manager: Growth Portfolios

Fidelity Management & Research (U.K.) Inc.
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Bankers Trust
Index 500 Portfolio

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President - Growth, Mid Cap, Contrafund and Growth Opportunities Portfolios
Richard A. Spillane, Jr., Vice President - Equity-Income,
Overseas, Balanced and Growth & Income Portfolios
Dwight D. Churchill, Vice President - Money Market and
Investment Grade Bond Portfolios
Boyce I. Greer, Vice President - Money Market Portfolio
Robert A. Lawrence, Vice President - Index 500, Asset Manager, Asset Manager: Growth and High Income Portfolios
David L. Murphy, Vice President - Investment Grade Bond Portfolio
John Avery, Vice President - Balanced Portfolio
Barry J. Coffman, Vice President - High Income Portfolio
William Danoff, Vice President - Contrafund Portfolio
Robert K. Duby, Vice President - Money Market Portfolio
David Felman, Vice President - Mid Cap Portfolio
Kevin E. Grant, Vice President - Investment Grade Bond
and Balanced Portfolios
Bart A. Grenier, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Richard R. Mace, Jr., Vice President - Overseas Portfolio
Charles S. Morrison II, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Stephen R. Petersen, Vice President - Equity-Income Portfolio
John J. Todd, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Jennifer Uhrig, Vice President - Growth Portfolio

Bettina Doulton, Vice President -
Growth Opportunities Portfolio
Steven J. Snider, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Jason Weiner, Vice President - Contrafund Portfolio
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President - Money Market and Investment Grade Bond Portfolios
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer - Money Market
and Investment Grade Bond Portfolios

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Money Market, Investment Grade Bond and
High Income Portfolios

The Chase Manhattan Bank, New York, NY

Equity-Income, Asset Manager, Asset Manager: Growth,
Growth & Income, Balanced and Overseas Portfolios
Brown Brothers Harriman & Co., Boston, MA
Growth, Growth Opportunities, Mid Cap
and Contrafund Portfolios

Bankers Trust, New York, NY
Index 500 Portfolio

* Independent trustees

VIPIC-SANN-0800 109454
1.705983.102

(2_fidelity_logos)

Fidelity® Variable Insurance Products
Service Class

Overseas Portfolio

Mid Cap Portfolio

Growth Portfolio

Contrafund® Portfolio

Growth Opportunities Portfolio

Growth & Income Portfolio

Equity-Income Portfolio

Balanced Portfolio

Asset Manager: Growth® Portfolio

Asset Manager SM Portfolio

High Income Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	4	A review of what happened in world markets during the past six months.
Overseas Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Manager's Overview
	7	Investments
	10	Investments
Mid Cap Portfolio	14	Performance and Investment Summary
	15	Fund Talk: The Manager's Overview
	16	Investments
	22	Financial Statements
	26	Proxy Voting Results
Growth Portfolio	28	Performance and Investment Summary
	29	Fund Talk: The Manager's Overview
	30	Investments
	35	Financial Statements
Contrafund Portfolio	39	Performance and Investment Summary
	40	Fund Talk: The Manager's Overview
	41	Investments
	49	Financial Statements
Growth Opportunities Portfolio	53	Performance and Investment Summary
	54	Fund Talk: The Manager's Overview
	55	Investments
	58	Financial Statements
	62	Proxy Voting Results
Growth & Income Portfolio	64	Performance and Investment Summary
	65	Fund Talk: The Manager's Overview
	66	Investments
	69	Financial Statements
	73	Proxy Voting Results
Equity-Income Portfolio	75	Performance and Investment Summary
	76	Fund Talk: The Manager's Overview
	77	Investments
	84	Financial Statements
Balanced Portfolio	88	Performance and Investment Summary
	89	Fund Talk: The Managers' Overview
	90	Investments
	101	Financial Statements
	105	Proxy Voting Results
Asset Manager: Growth Portfolio	107	Performance and Investment Summary
	108	Fund Talk: The Manager's Overview
	109	Investments
	123	Financial Statements
Asset Manager Portfolio	127	Performance and Investment Summary
	128	Fund Talk: The Manager's Overview
	129	Investments
	144	Financial Statements
High Income Portfolio	148	Performance and Investment Summary
	149	Fund Talk: The Manager's Overview
	150	Investments
	160	Financial Statements
Notes to Financial Statements	164	Notes to the Financial Statements

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Service Class	25.13%	15.14%	9.82%
MSCI EAFE	17.38%	11.49%	8.04%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 2000, the index included 947 equity securities of companies domiciled in 20 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Service Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,526 - a 155.26% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,660 - a 116.60% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
TotalFinaElf SA Class B (France)	4.7
Furukawa Electric Co. Ltd. (Japan)	4.5
BP Amoco PLC (United Kingdom)	4.0
Vodafone AirTouch PLC (United Kingdom)	3.6
Samsung Electronics Co. Ltd. (Korea (South))	2.9
19.7
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	16.4
Utilities	15.7
Energy	14.3
Finance	13.3
Industrial Machinery & Equipment	8.8
Top Five Countries as of June 30, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	22.3
United Kingdom	16.5
France	10.2
Netherlands	8.0
Switzerland	3.7
Percentages are adjusted for the effect of open futures contracts, if applicable.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the six months that ended June 30, 2000, the fund lagged the -3.97% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 2000, the fund's return topped the 17.38% return of the EAFE index.

Q. Why did the fund underperform its index during the past six months?

A. The fund's high concentration in Japanese technology and European and Japanese telephone utilities stocks - which were among the most positive sectors for the fund in the prior period - turned out to be the biggest relative detractor from performance this period. This weakness was due to a global correction in both sectors that was fueled by unsustainable valuations, some disappointing earnings reports and concerns about higher interest rates. In January and February, continued strong returns from the fund's positions in selected Japanese technology stocks - such as Kyocera - and Internet-related companies - such as Softbank - were short-lived when technology stocks retreated in March, turning advances in those stocks into detractors from performance for the remainder of the period. Among the utilities stocks that gave up some of their gains from the fourth quarter of 1999 and hurt the fund most were European and Japanese telephone utilities such as Vodafone AirTouch, British Telecommunications, DDI and Nippon Telegraph & Telephone.

Q. There seemed to be an effort to make the fund more concentrated during the period . . .

A. That's true. It was an extremely difficult period. Volatile market conditions created some unusual opportunities to buy more of the fund's most attractive stocks at cheaper prices. Therefore, I eliminated some of the fund's smaller and less attractive holdings to increase our positions in the stocks with the greatest potential for growth. My effort to increase the fund's concentration reduced the total number of stocks in the portfolio by about 27%. Further, the strategy also boosted the weighting of the fund's top-10 positions to 28.1% of the fund's net assets, from 19.7% of net assets six months earlier.

Q. Why did the fund's energy position rise from the prior period? What was your strategy there?

A. The energy sector looked attractive for several reasons. First, OPEC (Organization of Petroleum Exporting Countries) curtailed production during a period of increasing global demand, and this caused oil inventories to fall to very low levels. Second, as demand continued to grow and inventories remained low, I felt that oil prices might remain above the levels most investors were expecting - and that meant energy stocks were cheap as they reflected a $16-$18 per barrel oil price assumption. Third, I thought the earnings estimates for these companies were generally too low. Most were generating substantial cash flow and were benefiting from continuing industry consolidation activity. In this environment, I added to some of the fund's existing positions in oil producers such as TotalFinaElf and BP Amoco, both of which were among the fund's top-five holdings at the end of the period. In addition, I initiated positions in a number of tanker stocks on expectations that OPEC would need to increase production in an effort to ease oil prices. This worked out well as production quotas were eventually raised and prices for tanker stocks - such as fund holding Overseas Shipholding - increased substantially.

Q. What were some of the fund's top performers?
Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, bucked the sell-off in the technology sector and stood out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. On the down side, Kyocera, the fund's largest detractor, and Vodafone AirTouch both suffered from overall weakness in the technology and utilities sectors.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies that have good growth prospects and are consistently reporting strong earnings. In partnership with our team of 100 international research analysts, we'll maintain our global stock selection process using a bottom-up approach, while monitoring country and industry weightings. I expect consolidation to remain a major theme across a variety of sectors as corporate managements seek to cut costs, boost growth and increase their global competitiveness by acquiring competitors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of June 30, 2000, more than $3.0 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value (Note 1)
Australia - 1.1%
Broken Hill Proprietary Co. Ltd.	676,793	$ 7,977,892
Cable & Wireless Optus Ltd. (a)	2,839,300	8,439,288
News Corp. Ltd.	795,223	10,834,913
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	163,800	7,780,500
		35,032,593
Belgium - 0.2%
Electrabel SA	22,500	5,556,997
Brazil - 0.3%
Aracruz Celulose SA sponsored ADR	212,400	4,101,975
Telesp Celular Participacoes SA ADR	141,800	6,363,275
		10,465,250
Canada - 2.8%
Alberta Energy Co. Ltd.	189,500	7,654,238
Anderson Exploration Ltd. (a)	355,200	6,453,820
BCE, Inc.	59,000	1,398,784
Canada Occidental Petroleum Ltd.	153,000	4,149,240
Canadian Natural Resources Ltd. (a)	279,600	8,120,770
Celestica, Inc. (sub. vtg.) (a)	199,800	9,730,213
Cinar Films, Inc. Class B (ltd. vtg.) (a)	136,500	477,750
Crestar Energy, Inc. (a)	277,500	4,226,697
Mitel Corp. (a)	112,300	2,343,850
Nortel Networks Corp.	92,652	6,427,126
Rio Alto Exploration Ltd. (a)	257,500	4,713,441
Suncor Energy, Inc.	196,500	4,539,210
Talisman Energy, Inc. (a)	659,100	21,836,444
Telesystem International Wireless, Inc. (sub. vtg.) (a)	213,900	3,915,360
		85,986,943
Denmark - 0.4%
Novo-Nordisk AS (B Shares) (a)	64,800	11,018,365
Finland - 2.8%
Metsa-Serla Oyj Class B Free Shares	164,200	1,213,949
Nokia AB	770,000	38,451,874
Sampo Insurance Co. Ltd.	131,100	5,315,171
Sonera Corp.	221,200	10,075,906
UPM-Kymmene Corp.	1,284,600	31,861,548
		86,918,448
France - 10.2%
Aventis SA	166,260	12,064,242
AXA SA de CV	127,026	19,994,115
Banque Nationale de Paris (BNP)	159,240	15,312,225
Canal Plus SA	28,800	4,835,382
Castorama Dubois Investissements SA	34,750	8,585,789
Compagnie de St. Gobain	23,000	3,106,824
France Telecom SA	280,400	39,160,182
Rhodia SA	361,700	6,072,769
Sanofi-Synthelabo SA	193,168	9,195,203
Societe Generale Class A	168,800	10,144,686

	Shares	Value (Note 1)
Suez Lyonnaise des Eaux	33,800	$ 5,916,684
Television Francaise 1 SA	208,940	14,550,237
TotalFinaElf SA Class B	945,444	145,598,378
Vivendi SA	245,500	21,651,302
		316,188,018
Germany - 3.7%
Allianz AG (Reg.)	47,200	16,943,449
BASF AG	517,700	20,791,502
Deutsche Telekom AG	218,700	12,476,006
E.On AG	159,700	7,693,464
Intershop Communication AG (a)	6,800	3,093,584
JUMPtec Industrielle Computertechnik AG	5,292	467,978
Kali Und Salz Beteiligungs AG	590,850	9,018,262
Munich Reinsurance AG (Reg.)	28,192	8,848,047
Siemens AG	193,500	29,165,113
Software AG	18,200	1,684,103
United Internet AG (a)	21,700	2,670,392
		112,851,900
Hong Kong - 1.4%
China Telecom (Hong Kong) Ltd. (a)	3,618,000	32,166,283
Hutchison Whampoa Ltd.	578,600	7,273,693
Johnson Electric Holdings Ltd.	480,000	4,541,023
		43,980,999
Ireland - 0.2%
Bank of Ireland, Inc.	1,151,438	7,205,598
Israel - 0.2%
Check Point Software Technologies Ltd. (a)	24,600	5,209,050
Italy - 1.9%
Banca Intesa Spa	3,138,646	14,144,182
Olivetti & Co. Spa	1,883,500	6,856,455
San Paolo Imi Spa	404,100	7,124,648
Telecom Italia Mobile Spa	1,313,900	13,410,072
Telecom Italia Spa	1,130,524	15,551,776
		57,087,133
Japan - 22.3%
Asahi Chemical Industry Co. Ltd.	527,000	3,728,070
Canon, Inc.	445,000	22,416,876
DDI Corp.	2,836	27,284,664
Fuji Bank Ltd.	902,000	6,857,310
Fujitsu Ltd.	749,000	25,927,468
Furukawa Electric Co. Ltd.	6,630,000	138,515,852
Hitachi Chemical Co. Ltd.	132,000	3,056,593
Hitachi Zosen Corp. (a)	1,563,000	1,415,280
Hoya Corp.	80,000	7,168,459
Ito-Yokado Co. Ltd.	387,000	23,288,626
KDD Corp.	73,900	7,458,310
Kyocera Corp.	287,200	49,344,552
Mitsubishi Electric Corp.	1,303,000	14,109,074
Mitsubishi Estate Co. Ltd.	646,000	7,604,301
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Mitsui Fudosan Co. Ltd.	288,000	$ 3,123,939
NEC Corp.	885,000	27,797,115
Net One Systems Co. Ltd.	159	3,659,310
Nikko Securities Co. Ltd.	4,280,000	42,388,230
Nintendo Co. Ltd.	39,000	6,812,677
Nippon Telegraph & Telephone Corp.	3,306	43,967,744
Nomura Securities Co. Ltd.	2,238,000	54,778,440
NTT DoCoMo, Inc.	365	9,880,683
Oki Electric Industry Co. Ltd. (a)	719,000	5,594,935
Omron Corp.	772,000	20,971,138
ORIX Corp.	57,600	8,502,547
Rohm Co. Ltd.	24,300	7,105,263
Sakura Bank Ltd.	1,052,000	7,273,307
Softbank Corp.	131,700	17,887,946
Sony Corp.	199,600	18,824,776
Takeda Chemical Industries Ltd.	455,000	29,869,837
Toko, Inc.	586,000	4,427,335
Tokyo Broadcasting System, Inc.	136,000	5,875,118
Tokyo Seimitsu Co. Ltd.	128,800	17,251,085
Trans Cosmos, Inc.	31,600	4,745,067
Yamanouchi Pharmaceutical Co. Ltd.	117,000	6,389,644
Zeon Corp.	712,000	5,070,364
		690,371,935
Korea (South) - 3.6%
Kookmin Bank	228,100	2,904,886
Samsung Electro-Mechanics Co. (a)	152,610	9,566,997
Samsung Electronics Co. Ltd.	271,340	89,795,721
SK Telecom Co. Ltd. ADR	286,100	10,389,006
		112,656,610
Marshall Islands - 0.6%
Teekay Shipping Corp.	592,500	19,478,438
Mexico - 2.8%
Grupo Televisa SA de CV sponsored GDR (a)	253,400	17,468,763
Telefonos de Mexico SA de CV Series L sponsored ADR	552,800	31,578,700
TV Azteca SA de CV sponsored ADR	1,962,700	25,883,106
Wal-Mart de Mexico SA de CV Series V (a)	5,402,000	12,644,151
		87,574,720
Netherlands - 8.0%
ABN AMRO Holding NV	404,000	9,889,256
Akzo Nobel NV (a)	312,300	13,257,377
Equant NV (NY Shares) (a)	312,000	13,416,000
Heineken NV	94,600	5,753,034
ING Groep NV (Certificaten Van Aandelen)	352,462	23,805,164
Koninklijke Ahold NV (a)	711,949	20,938,618
Koninklijke KPN NV	235,600	10,529,567
Koninklijke Philips Electronics NV	1,201,984	56,643,652

	Shares	Value (Note 1)
Nutreco Holding NV	123,833	$ 4,725,220
Royal Dutch Petroleum Co. (Hague Registry)	801,800	49,360,809
STMicroelectronics NV (NY Shares)	152,700	9,801,431
United Pan-Europe Communications NV Class A (a)	372,200	9,725,099
Vendex KBB NV	496,457	8,425,258
VNU NV	106,700	5,506,648
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,379,665
		248,156,798
Norway - 1.3%
Bergesen dy ASA:
(A Shares)	509,100	10,433,470
(B Shares)	489,051	9,367,702
DNB Holding ASA	1,026,200	4,253,976
Frontline Ltd. (a)	769,900	9,413,186
TANDBERG ASA (a)	186,400	4,438,664
VMETRO ASA	121,900	1,419,439
		39,326,437
Russia - 0.0%
Mobile TeleSystems Ojsc sponsored ADR (a)	21,100	472,113
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR	196,100	17,649,000
Overseas Union Bank Ltd.	862,296	3,342,716
United Overseas Bank Ltd.	329,472	2,154,097
		23,145,813
Spain - 1.7%
Altadis SA	245,727	3,771,677
Banco Santander Central Hispano SA	1,538,868	16,221,435
Telefonica SA (a)	1,445,100	31,017,446
		51,010,558
Sweden - 0.1%
Netcom AB (B Shares) (a)	25,300	1,873,808
Switzerland - 3.7%
ABB Ltd. (Reg.)	60,751	7,262,817
Credit Suisse Group (Reg.)	131,154	26,058,947
Gretag Imaging Holding AG (Reg. D)	6,500	1,249,694
Julius Baer Holding AG	1,792	7,077,149
Nestle SA (Reg.)	21,218	42,417,812
The Swatch Group AG (Reg.)	46,400	12,088,660
UBS AG	109,468	16,019,380
Valora Holding AG	8,500	2,357,641
		114,532,100
Taiwan - 2.4%
Macronix International Co. Ltd. (a)	1,754,890	4,397,934
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,292,976	29,903,157
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp.	9,392,400	$ 26,136,703
Winbond Electronics Corp. (a)	4,298,450	12,451,165
		72,888,959
United Kingdom - 16.5%
Amvescap PLC	871,400	14,012,286
BAE SYSTEMS PLC	1,589,329	9,933,370
BP Amoco PLC	13,057,386	123,092,995
Cable & Wireless PLC	1,959,100	33,256,173
Carlton Communications PLC	1,578,600	20,355,258
Diageo PLC	476,100	4,282,905
Granada Group PLC	715,800	7,166,733
HSBC Holdings PLC (Reg.)	938,894	10,879,433
Lloyds TSB Group PLC	1,473,800	13,951,109
Marconi PLC	639,700	8,345,654
Misys PLC	631,300	5,343,866
Prudential Corp. PLC	454,200	6,669,727
Reed International PLC	537,300	4,686,734
Reuters Group PLC	767,400	12,782,007
Rio Tinto PLC (Reg.)	768,500	12,590,797
Royal Bank of Scotland Group PLC	1,639,500	27,507,564
Shell Transport & Trading Co. PLC (Reg.)	6,057,900	50,419,383
SMG PLC	787,200	4,257,260
SmithKline Beecham PLC	1,620,442	21,126,500
SSL International PLC	96,600	1,047,777
Unilever PLC	363,810	2,285,180
Vodafone AirTouch PLC	26,557,103	110,045,894
WPP Group PLC	465,700	6,817,406
		510,856,011
United States of America - 1.5%
Bristol-Myers Squibb Co.	151,000	8,795,750
Eli Lilly & Co.	119,500	11,935,063
OMI Corp.	443,100	2,409,356
Overseas Shipholding Group, Inc.	533,300	13,132,513
Schering-Plough Corp.	186,300	9,408,150
		45,680,832
TOTAL COMMON STOCKS (Cost $2,098,252,397)		2,795,526,426
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	4,475,250
Cash Equivalents - 12.4%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	164,583,560	$ 164,583,560
Taxable Central Cash Fund, 6.59% (b)	218,019,162	218,019,162
TOTAL CASH EQUIVALENTS (Cost $382,602,722)		382,602,722
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $2,485,876,718)	3,182,604,398
NET OTHER ASSETS - (3.0)%	(92,987,924)
NET ASSETS - 100%	$ 3,089,616,474
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,789,627,683 and $1,514,198,966, respectively, of which U.S. government and government agency obligations aggregated $0 and $4,435,324, respectively.

The market value of futures contracts opened and closed during the period amounted to $0 and $16,650,996, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,080 for the period.

The fund participated in the security lending program. At the period end, the value of securities loaned amounted to $164,478,909. The fund received cash collateral of $164,583,560 which was invested in cash equivalents and U.S. Treasury Obligations valued at $7,170,000.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,495,276,806. Net unrealized appreciation aggregated $687,327,592, of which $794,595,136 related to appreciated investment securities and $107,267,544 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $2,485,876,718) - See accompanying schedule		$ 3,182,604,398
Foreign currency held at value (cost $14,804,727)		14,800,284
Receivable for investments sold		87,398,285
Receivable for fund shares sold		55,319,628
Dividends receivable		4,560,497
Interest receivable		1,166,523
Other receivables		32,299
Total assets		3,345,881,914
Liabilities
Payable to custodian bank	$ 24
Payable for investments purchased	88,348,263
Payable for fund shares redeemed	755,883
Accrued management fee	1,845,001
Distribution fees payable	20,958
Other payables and accrued expenses	711,751
Collateral on securities loaned, at value	164,583,560
Total liabilities		256,265,440
Net Assets		$ 3,089,616,474
Net Assets consist of:
Paid in capital		$ 2,238,651,656
Undistributed net investment income		6,881,028
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		147,360,600
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		696,723,190
Net Assets		$ 3,089,616,474
Initial Class : Net Asset Value, offering price and redemption price per share ($2,821,727,782 ÷ 120,272,122 shares)		$23.46
Service Class: Net Asset Value, offering price and redemption price per share ($265,477,139 ÷ 11,338,502 shares)		$23.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,411,553 ÷ 103,163 shares)		$23.38

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 28,919,045
Interest		5,991,504
Security lending		369,625
		35,280,174
Less foreign taxes withheld		(3,264,911)
Total income		32,015,263
Expenses
Management fee	$ 10,781,118
Transfer agent fees	996,099
Distribution fees	100,086
Accounting and security lending fees	697,742
Non-interested trustees' compensation	12,169
Custodian fees and expenses	703,855
Registration fees	159,039
Audit	23,591
Legal	11,063
Miscellaneous	25,459
Total expenses before reductions	13,510,221
Expense reductions	(262,270)	13,247,951
Net investment income		18,767,312
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	157,476,657
Foreign currency transactions	(157,449)
Futures contracts	966,799	158,286,007
Change in net unrealized appreciation (depreciation) on:
Investment securities	(308,240,636)
Assets and liabilities in foreign currencies	(88,785)
Futures contracts	(450,390)	(308,779,811)
Net gain (loss)		(150,493,804)
Net increase (decrease) in net assets resulting from operations		$ (131,726,492)
Other Information Expense reductions Directed brokerage arrangements		$ 249,713
Custodian credits		12,557
		$ 262,270

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 18,767,312	$ 24,385,652
Net realized gain (loss)	158,286,007	279,081,035
Change in net unrealized appreciation (depreciation)	(308,779,811)	567,840,640
Net increase (decrease) in net assets resulting from operations	(131,726,492)	871,307,327
Distributions to shareholders From net investment income	(29,474,912)	(31,839,750)
In excess of net investment income	(12,018,477)	-
From net realized gain	(261,723,630)	(51,354,434)
Total distributions	(303,217,019)	(83,194,184)
Share transactions - net increase (decrease)	643,337,117	(16,452,995)
Total increase (decrease) in net assets	208,393,606	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $6,881,028 and $10,707,600, respectively)	$ 3,089,616,474	$ 2,881,222,868
Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	85,476,599	$ 2,061,439,529	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,119	4,250,326	81,691,268
Redeemed	(76,595,523)	(1,846,989,611)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	20,531,081	$ 499,409,037	(3,705,063)	$ (92,973,275)
Service Class Sold	36,993,399	$ 881,191,616	18,969,271	$ 422,534,083
Reinvested	747,240	18,247,617	78,277	1,502,916
Redeemed	(31,673,883)	(757,892,720)	(15,508,477)	(347,516,719)
Net increase (decrease)	6,066,756	$ 141,546,513	3,539,071	$ 76,520,280
Service Class 2 A Sold	107,413	$ 2,478,164	-	$ -
Reinvested	421	10,283	-	-
Redeemed	(4,671)	(106,880)	-	-
Net increase (decrease)	103,163	$ 2,381,567	-	$ -
Distributions From net investment income Initial Class		$ 27,739,213		$ 31,264,560
Service Class		1,734,722		575,190
Service Class 2 A		977		-
Total		$ 29,474,912		$ 31,839,750
In excess of net investment income Initial Class		$ 11,310,740		$ -
Service Class		707,338		-
Service Class 2 A		399		-
Total		$ 12,018,477		$ -
From net realized gain Initial Class		$ 245,909,166		$ 50,426,708
Service Class		15,805,557		927,726
Service Class 2 A		8,907		-
Total		$ 261,723,630		$ 51,354,434
		$ 303,217,019		$ 83,194,184

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06	$ 15.67
Income from Investment Operations
Net investment income	.15 D	.24 D	.23 D	.30 D	.32 D, E	.17
Net realized and unrealized gain (loss)	(1.43)	7.95	2.13	1.70	1.88	1.34
Total from investment operations	(1.28)	8.19	2.36	2.00	2.20	1.51
Less Distributions
From net investment income	(.26)	(.31)	(.38)	(.33)	(.20)	(.06)
In excess of net investment income	(.11)	-	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)	(.02)
In excess of net realized gain	-	-	-	-	-	(.04)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)	(.12)
Net asset value, end of period	$ 23.46	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Total Return B, C	(5.07)%	42.55%	12.81%	11.56%	13.15%	9.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,821,728	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601	$ 1,343,134
Ratio of expenses to average net assets	.90% A	.91%	.91%	.92%	.93%	.91%
Ratio of expenses to average net assets after expense reductions	.88% A, G	.87% G	.89% G	.90% G	.92% G	.91%
Ratio of net investment income to average net assets	1.27% A	1.10%	1.19%	1.55%	1.84%	1.88%
Portfolio turnover	110% A	78%	84%	67%	92%	50%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.14	.22	.15	.01
Net realized and unrealized gain (loss)	(1.43)	7.94	2.19	(.17)
Total from investment operations	(1.29)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.26)	(.31)	(.38)	-
In excess of net investment income	(.10)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 23.41	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(5.12)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 265,477	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	1.00% A	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.99% A, G	.98% G	.97% G	1.01% A, G
Ratio of net investment income to average net assets	1.17% A	1.00%	.80%	.31% A
Portfolio turnover	110% A	78%	84%	67%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.19)
Total from investment operations	(.09)
Less Distributions
From net investment income	(.26)
In excess of net investment income	(.10)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 23.38
Total Return B, C	(0.78)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,412
Ratio of expenses to average net assets	1.20% A
Ratio of expenses to average net assets after expense reductions	1.18% A, F
Ratio of net investment income to average net assets	.97% A
Portfolio turnover	110% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class	61.43%	53.10%
S&P MidCap 400	16.98%	20.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class - on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $19,000 - a 90.00% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,185 - a 31.85% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Nextel Communications, Inc. Class A	2.6
Kopin Corp.	1.7
Calpine Corp.	1.5
Freddie Mac	1.3
Brocade Communications Systems, Inc.	1.0
8.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	31.7
Health	13.5
Energy	10.8
Utilities	8.8
Finance	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 92.0%
Short-Term Investments and Net Other Assets 8.0%

* Foreign investments 4.7%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially exceeding the performance of its benchmark, the Standard & Poor's MidCap 400 Index, which had a total return of 8.97% for the six-month period ending June 30, 2000 and a 16.98% return for the 12-month period.

Q. What factors affected performance?

A. We started the period by continuing a very good run in technology and biotechnology into March. The technology run was driven by excitement about the Internet, with continued bullishness for Internet infrastructure stocks. Enthusiasm for biotechnology stocks was strong due to breakthroughs in genomics, or gene-mapping. In early March, however, things seemed to fall apart for both sectors. The catalyst for biotechnology's decline was a government announcement raising questions about whether patents would be issued for genes. That started a cascade that began in March and lasted until early June. Valuations were so high that anything that possibly could threaten stock values eventually did. In early June, however, stocks in these two sectors started coming back.

Q. What were your principal strategies during this period of volatility?

A. We had a very strong weighting in technology early in the period, exceeding 45% of net assets in late February. This helped the fund greatly in the rally. We did get hit in the correction that began in March, but we practiced prudent risk management, selling some stocks with extremely high valuations, and taking some money off the table. I also reduced our holdings in some Internet stocks when I started to see cracks in Internet usage and a reduction in advertising on the Web. I remained bullish on telecommunications service providers, such as Nextel, as I was still optimistic about the growth potential for wireless communications in the United States. By the end of the period, the technology weighting declined to 31.7% of net assets. Part of this reduction was a result of stock prices losing value and part of it was a result of my decisions to reduce the size of holdings. Throughout the period, I avoided traditional defensive areas such as cyclicals, natural resources and utilities other than telecommunications companies. As a risk-management tactic, I was more comfortable increasing my cash position than investing in these industries. The fund did underperform the S&P MidCap 400 Index from early March through early June, but I thought that was an acceptable price to pay for the very good performance early in the period. Overall, we were well ahead of mid-cap stock indexes for the six-month period.

Q. What were some of the investments that helped performance?

A. Nextel Communications, the fund's largest position at the end of the period, was a big contributor. Kopin, which makes wafers for the amplifiers of wireless handsets, also helped performance. Kopin and Research in Motion, which manufactures two-way pagers with access to the Internet, both benefited from increased wireless usage. Another strong contributor was Veritas Software, whose data protection products were in demand as data storage related to the Internet grew.

Q. What were some of the disappointments?

A. DoubleClick had performed well earlier, but its stock fell as advertising on the Internet declined. DoubleClick is the largest provider of advertising on the Internet. Most of the other detractors from performance, relative to the S&P Mid Cap 400 Index, were companies such as QLogic Corp., which had good performance but which I underweighted. QLogic produces components for fiber-optic communications systems.

Q. What is your outlook for the mid-cap stock market?

A. The rapid growth of wireless communications and increased Internet usage are major long-term trends. However, the stocks that benefited from this growth during the period reached very high valuations and then suffered sharp corrections in March through early June. Investors are wondering what will happen next. I believe that technology will continue to be a driving force for global change, and I think that the growth potential of wireless communications remains very strong in the United States.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of June 30, 2000, more than $296 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 1.2%
Avery Dennison Corp.	17,400	$ 1,167,975
Dow Chemical Co.	8,300	250,556
Ivex Packaging Corp. (a)	14,900	165,763
Lyondell Chemical Co.	41,800	700,150
M.A. Hanna Co.	47,300	425,700
Sealed Air Corp. (a)	9,800	513,275
Union Carbide Corp.	4,700	232,650
		3,456,069
Packaging & Containers - 0.0%
Bemis Co., Inc.	4,800	161,400
Paper & Forest Products - 0.1%
Trex Co., Inc. (a)	6,000	300,000
TOTAL BASIC INDUSTRIES		3,917,469
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
Applied Films Corp. (a)	9,600	351,600
Engineering - 0.3%
Bouygues SA	600	400,659
Quanta Services, Inc. (a)	9,900	544,500
		945,159
TOTAL CONSTRUCTION & REAL ESTATE		1,296,759
DURABLES - 1.6%
Autos, Tires, & Accessories - 0.5%
SPX Corp.	11,090	1,341,197
Consumer Electronics - 0.7%
Black & Decker Corp.	3,700	145,456
General Motors Corp. Class H (a)	22,100	1,939,275
		2,084,731
Home Furnishings - 0.0%
Leggett & Platt, Inc.	6,700	110,550
Textiles & Apparel - 0.4%
Jones Apparel Group, Inc. (a)	11,300	265,550
Liz Claiborne, Inc.	18,670	658,118
Timberland Co. Class A (a)	5,200	368,225
		1,291,893
TOTAL DURABLES		4,828,371
ENERGY - 10.8%
Energy Services - 6.4%
BJ Services Co. (a)	28,980	1,811,250
Cal Dive International, Inc. (a)	9,700	525,619
Coflexip SA sponsored ADR	2,300	139,150
Diamond Offshore Drilling, Inc.	15,300	537,413
ENSCO International, Inc.	46,110	1,651,314
Global Marine, Inc.	73,500	2,071,781

	Shares	Value (Note 1)
Grey Wolf, Inc. (a)	162,000	$ 810,000
Halliburton Co.	24,700	1,165,531
Hanover Compressor Co. (a)	23,700	900,600
Helmerich & Payne, Inc.	20,100	751,238
Nabors Industries, Inc. (a)	40,080	1,665,825
Noble Drilling Corp.	43,590	1,795,363
Pride International, Inc. (a)	9,000	222,750
R&B Falcon Corp. (a)	30,800	725,725
Rowan Companies, Inc. (a)	4,300	130,613
Smith International, Inc. (a)	10,400	757,250
Tidewater, Inc.	25,950	934,200
Transocean Sedco Forex, Inc.	14,260	762,019
Varco International, Inc. (a)	30,548	710,229
Weatherford International, Inc.	25,930	1,032,338
		19,100,208
Oil & Gas - 4.4%
Anadarko Petroleum Corp.	18,100	892,556
Apache Corp.	37,450	2,202,528
Burlington Resources, Inc.	14,700	562,275
Cooper Cameron Corp. (a)	12,560	828,960
Devon Energy Corp.	19,700	1,106,894
EOG Resources, Inc.	9,140	306,190
Grant Prideco, Inc. (a)	8,730	218,250
Kerr-McGee Corp.	2,770	163,257
Murphy Oil Corp.	2,000	118,875
Noble Affiliates, Inc.	14,470	539,008
Ocean Energy, Inc. (a)	39,290	557,427
Santa Fe Snyder Corp. (a)	144,670	1,645,621
Tosco Corp.	23,530	666,193
USX - Marathon Group	7,590	190,224
Valero Energy Corp.	18,700	593,725
Vastar Resources, Inc.	21,640	1,777,185
Veritas DGC, Inc. (a)	22,600	587,600
		12,956,768
TOTAL ENERGY		32,056,976
FINANCE - 6.5%
Banks - 0.9%
Bank of New York Co., Inc.	15,300	711,450
Bank One Corp.	39,200	1,041,250
PNC Financial Services Group, Inc.	16,600	778,125
		2,530,825
Credit & Other Finance - 0.5%
Concord EFS, Inc. (a)	16,500	429,000
Household International, Inc.	14,000	581,875
Providian Financial Corp.	6,700	603,000
		1,613,875
Federal Sponsored Credit - 1.3%
Freddie Mac	92,410	3,742,605
Insurance - 3.7%
Ace Ltd.	23,200	649,600
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AFLAC, Inc.	8,950	$ 411,141
Allmerica Financial Corp.	12,720	666,210
AMBAC Financial Group, Inc.	24,640	1,350,580
American General Corp.	4,590	279,990
Brown & Brown, Inc.	500	26,000
CIGNA Corp.	25,650	2,398,275
First Health Group Corp. (a)	14,300	469,219
Hartford Financial Services Group, Inc.	6,270	350,728
Jefferson-Pilot Corp.	3,600	203,175
MBIA, Inc.	5,310	255,876
MetLife, Inc.	60,000	1,263,750
Protective Life Corp.	22,780	606,518
Reliastar Financial Corp.	23,939	1,255,301
The Chubb Corp.	4,360	268,140
XL Capital Ltd. Class A	10,400	562,900
		11,017,403
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	3,000	283,688
TOTAL FINANCE		19,188,396
HEALTH - 13.5%
Drugs & Pharmaceuticals - 10.4%
Abgenix, Inc. (a)	6,100	731,142
Alkermes, Inc. (a)	4,100	193,213
Allergan, Inc.	10,100	752,450
ALZA Corp. (a)	12,200	721,325
Aviron (a)	28,880	891,670
Bristol-Myers Squibb Co.	10,800	629,100
Celgene Corp. (a)	23,550	1,386,506
Cephalon, Inc. (a)	31,540	1,888,458
Chiron Corp. (a)	12,830	609,425
COR Therapeutics, Inc. (a)	28,420	2,424,581
Corixa Corp. (a)	9,500	407,906
CV Therapeutics, Inc. (a)	7,605	527,122
Elan Corp. PLC sponsored ADR (a)	20,200	978,438
Eli Lilly & Co.	7,500	749,063
Forest Laboratories, Inc. (a)	6,370	643,370
Gene Logic, Inc. (a)	10,480	374,005
Genentech, Inc.	3,170	545,240
Gilead Sciences, Inc. (a)	7,010	498,586
Human Genome Sciences, Inc. (a)	620	82,693
ImClone Systems, Inc. (a)	16,400	1,253,575
IVAX Corp. (a)	6,500	269,750
Millennium Pharmaceuticals, Inc. (a)	13,762	1,539,624
Myriad Genetics, Inc. (a)	9,000	1,332,703
Noven Pharmaceuticals, Inc. (a)	1,100	33,069
PE Corp. - Celera Genomics Group (a)	9,300	869,550
Protein Design Labs, Inc. (a)	8,210	1,354,265
QLT, Inc. (a)	21,260	1,651,402
Schering-Plough Corp.	9,700	489,850

	Shares	Value (Note 1)
Sepracor, Inc. (a)	12,560	$ 1,515,050
Teva Pharmaceutical Industries Ltd. ADR	28,200	1,563,338
Titan Pharmaceuticals, Inc. (a)	15,100	649,300
United Therapeutics Corp.	26,100	2,828,588
Vertex Pharmaceuticals, Inc. (a)	5,300	558,488
		30,942,845
Medical Equipment & Supplies - 0.8%
Millipore Corp.	8,700	655,763
MiniMed, Inc. (a)	3,900	460,200
Novoste Corp. (a)	10,300	628,300
Stryker Corp.	10,800	472,500
Sybron International, Inc. (a)	8,730	172,963
		2,389,726
Medical Facilities Management - 2.3%
Express Scripts, Inc. Class A (a)	10,800	670,950
Laboratory Corp. of America Holdings	5,700	439,613
Quest Diagnostics, Inc. (a)	24,500	1,831,375
Trigon Healthcare, Inc. (a)	43,170	2,225,953
UnitedHealth Group, Inc.	14,600	1,251,950
Wellpoint Health Networks, Inc. (a)	4,800	347,700
		6,767,541
TOTAL HEALTH		40,100,112
INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
Electrical Equipment - 2.2%
Adaptive Broadband Corp. (a)	21,140	776,895
Adtran, Inc. (a)	16,300	975,963
American Power Conversion Corp. (a)	7,300	297,931
ANTEC Corp. (a)	11,200	465,500
California Amplifier, Inc. (a)	320	14,640
Harris Corp.	5,600	183,400
Pace Micro Technology PLC	88,944	1,284,515
Powerwave Technologies, Inc. (a)	6,700	294,800
Scientific-Atlanta, Inc.	16,840	1,254,580
Vyyo, Inc.	32,600	880,200
		6,428,424
Industrial Machinery & Equipment - 0.6%
Asyst Technologies, Inc. (a)	21,900	750,075
Ingersoll-Rand Co.	10,100	406,525
Varian Semiconductor Equipment Associates, Inc. (a)	9,400	590,438
		1,747,038
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,175,462
MEDIA & LEISURE - 3.1%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	23,020	762,178
Pegasus Communications Corp. (a)	53,240	2,612,088
Radio One, Inc.:
Class A	6,070	179,444
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc.: - continued
Class D (non-vtg.) (a)	15,140	$ 334,026
TiVo, Inc.	29,200	1,022,000
UnitedGlobalCom, Inc. Class A (a)	5,090	237,958
Univision Communications, Inc. Class A (a)	8,580	888,030
USA Networks, Inc. (a)	43,300	936,363
		6,972,087
Entertainment - 0.7%
Mandalay Resort Group (a)	18,100	362,000
MGM Grand, Inc.	41,900	1,346,038
Park Place Entertainment Corp. (a)	5,400	65,813
Premier Parks, Inc. (a)	10,400	236,600
		2,010,451
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	860	34,185
Restaurants - 0.0%
Jack in the Box, Inc. (a)	2,880	70,920
TOTAL MEDIA & LEISURE		9,087,643
NONDURABLES - 1.7%
Agriculture - 0.1%
Nutreco Holding NV	11,573	441,603
Foods - 1.2%
Bestfoods	4,200	290,850
Keebler Foods Co.	22,840	847,935
Nabisco Group Holdings Corp.	45,910	1,190,791
Nabisco Holdings Corp. Class A	10,800	567,000
Quaker Oats Co.	7,200	540,900
		3,437,476
Household Products - 0.4%
Avon Products, Inc.	24,610	1,095,145
TOTAL NONDURABLES		4,974,224
PRECIOUS METALS - 0.4%
Agnico-Eagle Mines Ltd.	8,930	56,095
Newmont Mining Corp.	900	19,463
Stillwater Mining Co. (a)	37,520	1,045,870
		1,121,428
RETAIL & WHOLESALE - 1.1%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. (a)	21,800	722,125
General Merchandise Stores - 0.3%
Consolidated Stores Corp. (a)	1,900	22,800

	Shares	Value (Note 1)
Costco Wholesale Corp. (a)	13,400	$ 442,200
Dollar Tree Stores, Inc. (a)	7,650	302,653
		767,653
Grocery Stores - 0.3%
Safeway, Inc. (a)	17,100	771,638
Retail & Wholesale, Miscellaneous - 0.3%
Best Buy Co., Inc. (a)	13,000	822,250
Circuit City Stores, Inc. - Circuit City Group	4,600	152,663
Ventro Corp.	3,500	66,063
		1,040,976
TOTAL RETAIL & WHOLESALE		3,302,392
SERVICES - 2.5%
Advertising - 0.9%
ADVO, Inc. (a)	20,600	865,200
DoubleClick, Inc. (a)	8,180	311,863
TMP Worldwide, Inc. (a)	19,500	1,439,344
		2,616,407
Printing - 0.0%
Valassis Communications, Inc. (a)	1,360	51,850
Services - 1.6%
ACNielsen Corp. (a)	23,100	508,200
Cintas Corp.	29,390	1,078,246
Convergys Corp. (a)	9,000	466,875
Ecolab, Inc.	28,939	1,130,430
Profit Recovery Group International, Inc. (a)	21,600	359,100
Robert Half International, Inc. (a)	24,640	702,240
True North Communications	11,400	501,600
		4,746,691
TOTAL SERVICES		7,414,948
TECHNOLOGY - 31.7%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	8,300	696,163
Advanced Fibre Communications, Inc. (a)	2,430	110,109
Andrew Corp. (a)	17,000	570,563
Ciena Corp. (a)	4,790	798,433
Comverse Technology, Inc. (a)	14,850	1,381,050
Corning, Inc.	5,903	1,593,072
Ditech Communications Corp.	900	85,106
Efficient Networks, Inc.	9,800	720,913
Jabil Circuit, Inc. (a)	29,740	1,475,848
Metricom, Inc. (a)	10,230	285,161
Natural MicroSystems Corp. (a)	22,050	2,479,247
Tekelec (a)	7,800	375,863
Terayon Communication Systems, Inc. (a)	1,200	77,081
Turnstone Systems, Inc.	3,200	530,150
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Tut Systems, Inc. (a)	2,600	$ 149,175
Westell Technologies, Inc. Class A (a)	8,800	132,000
		11,459,934
Computer Services & Software - 8.4%
Active Software, Inc.	13,500	1,048,781
Adobe Systems, Inc.	10,630	1,381,900
Affiliated Computer Services, Inc. Class A (a)	3,220	106,461
Affymetrix, Inc. (a)	4,300	710,038
Amazon.com, Inc. (a)	24,500	889,656
Amdocs Ltd. (a)	7,947	609,932
Ariba, Inc.	5,000	490,234
Autodesk, Inc.	11,800	409,313
BEA Systems, Inc. (a)	24,520	1,212,208
BroadVision, Inc. (a)	2,300	116,869
Business Objects SA sponsored ADR (a)	4,400	387,750
CACI International, Inc. Class A (a)	12,200	237,900
Cadence Design Systems, Inc. (a)	19,620	399,758
Check Point Software Technologies Ltd. (a)	3,200	677,600
Clarent Corp.	2,500	178,750
CNET Networks, Inc. (a)	23,700	582,131
Covad Communications Group, Inc. (a)	25,200	406,350
Digital Insight Corp.	4,900	166,600
Electronic Arts, Inc. (a)	3,010	219,542
Foundry Networks, Inc.	4,600	506,000
Interact Commerce Corp. (a)	7,080	83,632
Internap Network Services Corp.	3,300	137,002
Intuit, Inc. (a)	7,830	323,966
Keynote Systems, Inc.	6,300	444,544
Macromedia, Inc. (a)	900	87,019
Manugistics Group, Inc. (a)	1,500	70,125
Marketwatch.com, Inc. (a)	200	3,763
Mercury Interactive Corp. (a)	2,700	261,225
Metasolv Software, Inc.	11,330	498,520
National Computer Systems, Inc.	7,200	354,600
New Era of Networks, Inc. (a)	2,370	100,725
Opus360 Corp.	20	74
Orbotech Ltd.	8,400	780,150
Pharmacopeia, Inc. (a)	3,400	157,675
Phone.com, Inc.	4,900	319,113
Polycom, Inc. (a)	13,400	1,260,856
Priceline.com, Inc. (a)	24,500	930,617
Puma Technology, Inc. (a)	4,160	111,540
Rational Software Corp. (a)	14,300	1,329,006
Redback Networks, Inc.	6,320	1,132,070
Software.com, Inc.	2,100	272,738
VERITAS Software Corp. (a)	24,605	2,780,749
Vignette Corp. (a)	10,080	524,318

	Shares	Value (Note 1)
Vitria Technology, Inc.	6,800	$ 415,650
webMethods, Inc.	12,000	1,886,250
		25,003,700
Computers & Office Equipment - 4.7%
Alteon Websystems, Inc.	5,700	570,356
Apple Computer, Inc. (a)	80	4,190
Brocade Communications Systems, Inc. (a)	16,860	3,093,547
CDW Computer Centers, Inc. (a)	30,800	1,925,000
Comdisco, Inc.	5,400	120,488
Copper Mountain Networks, Inc.	3,300	290,813
Juniper Networks, Inc.	15,060	2,192,171
MMC Networks, Inc. (a)	21,600	1,154,250
MRV Communications, Inc. (a)	6,100	410,225
Network Appliance, Inc. (a)	24,080	1,938,440
ScanSource, Inc. (a)	7,130	277,179
SCI Systems, Inc. (a)	7,100	278,231
Symbol Technologies, Inc.	9,645	520,830
Tech Data Corp. (a)	25,500	1,110,844
		13,886,564
Electronic Instruments - 4.1%
Aclara Biosciences, Inc.	6,200	315,813
Agilent Technologies, Inc.	10,350	763,313
Aurora Biosciences Corp. (a)	17,100	1,166,006
FEI Co. (a)	29,700	905,850
KLA-Tencor Corp. (a)	4,820	282,271
Kulicke & Soffa Industries, Inc. (a)	12,100	718,438
Novellus Systems, Inc. (a)	14,950	845,609
PE Corp. - Biosystems Group	7,910	521,071
PerkinElmer, Inc.	36,950	2,443,319
Photon Dynamics, Inc. (a)	18,700	1,396,656
Tektronix, Inc.	13,200	976,800
Waters Corp. (a)	14,910	1,860,954
		12,196,100
Electronics - 10.6%
Altera Corp. (a)	28,450	2,900,122
Analog Devices, Inc. (a)	7,440	565,440
Atmel Corp. (a)	11,300	416,688
Celestica, Inc. (sub. vtg.) (a)	7,720	375,962
Chartered Semiconductor Manufacturing Ltd. ADR	3,540	318,600
Cypress Semiconductor Corp. (a)	20,640	872,040
Digital Microwave Corp. (a)	8,300	316,438
E Tek Dynamics, Inc. (a)	3,130	825,733
GlobeSpan, Inc.	12,400	1,513,769
Infineon Technologies AG	5,200	408,550
KEMET Corp. (a)	8,160	204,510
Kopin Corp. (a)	72,470	5,018,548
Lattice Semiconductor Corp. (a)	8,100	559,913
Linear Technology Corp.	20	1,279
LSI Logic Corp. (a)	2,900	156,963
Merix Corp. (a)	9,500	446,500
Microchip Technology, Inc. (a)	14,900	868,158
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Micron Technology, Inc. (a)	17,140	$ 1,509,391
National Semiconductor Corp. (a)	33,430	1,897,153
NVIDIA Corp. (a)	12,600	800,888
Plexus Corp. (a)	5,000	565,000
PMC-Sierra, Inc. (a)	3,870	687,651
Power-One, Inc. (a)	10,700	1,219,131
QLogic Corp. (a)	7,132	471,158
Rambus, Inc. (a)	14,100	1,452,300
S3, Inc.	34,100	502,975
Sanmina Corp. (a)	33,600	2,872,800
SDL, Inc. (a)	4,400	1,254,825
Three-Five Systems, Inc. (a)	2,704	159,536
TriQuint Semiconductor, Inc.	8,600	822,913
Vishay Intertechnology, Inc. (a)	18,220	691,221
Vitesse Semiconductor Corp. (a)	5,990	440,639
Xilinx, Inc. (a)	3,100	255,944
		31,372,738
TOTAL TECHNOLOGY		93,919,036
TRANSPORTATION - 1.1%
Air Transportation - 0.2%
Continental Airlines, Inc. Class B (a)	4,900	230,300
Northwest Airlines Corp. Class A (a)	9,700	295,244
Southwest Airlines Co.	13,350	252,816
		778,360
Railroads - 0.0%
Wabtec Corp.	296	3,071
Shipping - 0.5%
Teekay Shipping Corp.	45,000	1,479,375
Trucking & Freight - 0.4%
Forward Air Corp. (a)	11,985	479,400
Landstar System, Inc. (a)	10,100	601,581
		1,080,981
TOTAL TRANSPORTATION		3,341,787
UTILITIES - 8.8%
Cellular - 4.2%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	3,400	604,563
Clearnet Communications, Inc. Class A (non-vtg.) (a)	24,450	677,102
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	26,430	955,979
Millicom International Cellular SA (a)	1,430	50,050
Nextel Communications, Inc. Class A (a)	123,420	7,551,737
Nextel Partners, Inc. Class A	6,300	205,144

	Shares	Value (Note 1)
Sprint Corp. - PCS Group Series 1 (a)	37,110	$ 2,208,045
VoiceStream Wireless Corp. (a)	2,790	324,468
		12,577,088
Electric Utility - 2.8%
AES Corp. (a)	30,960	1,412,550
Calpine Corp. (a)	68,000	4,471,000
Constellation Energy Corp.	8,100	263,756
IPALCO Enterprises, Inc.	15,680	315,560
Montana Power Co.	13,100	462,594
NiSource, Inc.	39,900	743,138
Northern States Power Co.	16,000	323,000
NRG Energy, Inc.	4,500	82,125
PECO Energy Co.	6,000	241,875
		8,315,598
Gas - 1.3%
Columbia Energy Group	60	3,938
Dynegy, Inc. Class A	28,470	1,944,857
Enron Corp.	8,150	525,675
Kinder Morgan, Inc.	36,580	1,264,296
		3,738,766
Telephone Services - 0.5%
Allegiance Telecom, Inc. (a)	2,200	140,800
CenturyTel, Inc.	31,400	902,750
ITXC Corp.	14,210	503,123
		1,546,673
TOTAL UTILITIES		26,178,125
TOTAL COMMON STOCKS (Cost $230,321,148)		258,903,128
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.59% to 6.03% 7/13/00 to 8/17/00 (c) (Cost $919,351)	-	$ 925,000	919,853
Cash Equivalents - 18.5%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00	$ 18,919,371	$ 18,909,000
	Shares
Central Cash Collateral Fund, 6.71% (b)	6,731,354	6,731,354
Taxable Central Cash Fund, 6.59% (b)	29,086,263	29,086,263
TOTAL CASH EQUIVALENTS (Cost $54,726,617)	54,726,617
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $285,967,116)	314,549,598
NET OTHER ASSETS - (6.1)%	(18,181,476)
NET ASSETS - 100%	$ 296,368,122
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 400 Midcap Index Contracts	Sept. 2000	$ 13,916,550	$ (412,213)
The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $919,853.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $338,873,605 and $125,891,376, respectively.
The market value of futures contracts opened and closed during the period amounted to $20,604,492 and $6,614,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,684 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,633,405. The fund received cash collateral of $6,731,354 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $289,737,660. Net unrealized appreciation aggregated $24,811,938, of which $35,724,103 related to appreciated investment securities and $10,912,165 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $18,909,000) (cost $285,967,116) - See accompanying schedule		$ 314,549,598
Cash		323,420
Receivable for investments sold		13,596,246
Receivable for fund shares sold		3,012,314
Dividends receivable		66,918
Interest receivable		128,429
Other receivables		10,808
Total assets		331,687,733
Liabilities
Payable for investments purchased	$ 27,374,504
Payable for fund shares redeemed	834,902
Accrued management fee	115,770
Distribution fees payable	12,793
Payable for daily variation on futures contracts	208,051
Other payables and accrued expenses	42,237
Collateral on securities loaned, at value	6,731,354
Total liabilities		35,319,611
Net Assets		$ 296,368,122
Net Assets consist of:
Paid in capital		$ 271,976,722
Undistributed net investment income		97,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,876,611)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,170,166
Net Assets		$ 296,368,122
Initial Class: Net Asset Value, offering price and redemption price per share ($149,443,660 ÷ 7,938,617 shares)		$18.82
Service Class: Net Asset Value, offering price and redemption price per share ($129,033,252 ÷ 6,865,262 shares)		$18.80
Service Class 2: Net Asset Value, offering price and redemption price per share ($17,891,210 ÷ 952,751 shares)		$18.78

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 177,301
Interest		380,016
Security lending		16,068
Total income		573,385
Expenses
Management fee	$ 306,603
Transfer agent fees	43,421
Distribution fees	44,790
Accounting and security lending fees	32,445
Non-interested trustees' compensation	111
Custodian fees and expenses	58,064
Audit	8,158
Legal	586
Reports to Shareholders	236
Miscellaneous	69
Total expenses before reductions	494,483
Expense reductions	(19,437)	475,046
Net investment income		98,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,838,305)
Foreign currency transactions	1,931
Futures contracts	126,879	(3,709,495)
Change in net unrealized appreciation (depreciation) on:
Investment securities	24,218,897
Assets and liabilities in foreign currencies	(23)
Futures contracts	(424,407)	23,794,467
Net gain (loss)		20,084,972
Net increase (decrease) in net assets resulting from operations		$ 20,183,311
Other Information Expense reductions Directed brokerage arrangements		$ 19,080
Custodian credits		357
		$ 19,437

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ 98,339	$ (3,279)
Net realized gain (loss)	(3,709,495)	139,917
Change in net unrealized appreciation (depreciation)	23,794,467	4,343,490
Net increase (decrease) in net assets resulting from operations	20,183,311	4,480,128
Distributions to shareholders From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(131,105)	(172,440)
Share transactions - net increase (decrease)	248,664,126	22,312,614
Total increase (decrease) in net assets	268,716,332	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period (including undistributed net investment income of $97,845 and $0, respectively)	$ 296,368,122	$ 27,651,790

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,954,588	$ 141,197,057	67,742	$ 873,931
Reinvested	507	8,466	755	10,914
Redeemed	(130,836)	(2,260,660)	(4,140)	(54,766)
Net increase (decrease)	7,824,259	$ 138,944,863	64,357	$ 830,079
Service Class Sold	5,632,594	$ 100,266,360	1,749,215	$ 22,631,585
Reinvested	7,312	121,968	11,186	161,526
Redeemed	(474,562)	(8,379,137)	(110,484)	(1,310,576)
Net increase (decrease)	5,165,344	$ 92,009,191	1,649,917	$ 21,482,535
Service Class 2 A Sold	1,052,073	$ 19,316,295	-	$ -
Reinvested	40	671	-	-
Redeemed	(99,362)	(1,606,894)	-	-
Net increase (decrease)	952,751	$ 17,710,072	-	$ -
Distributions
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 131,105		$ 172,440

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 E
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.00	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.62	5.05	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.82	$ 15.25	$ 10.31
Total Return B, C	23.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,444	$ 1,744	$ 516
Ratio of expenses to average net assets	.84% A	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.80% A, H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	.25% A	.01%	(.27)% A
Portfolio turnover	239% A	163%	125% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 F
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.01)	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.61	5.04	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.80	$ 15.24	$ 10.31
Total Return B, C	23.73%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 129,033	$ 25,908	$ 516
Ratio of expenses to average net assets	.92% A	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.88% A, H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.17% A	(.09)%	(.35)% A
Portfolio turnover	239% A	163%	125% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31, 1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	4.01
Total from investment operations	4.01
Less Distributions
In excess of net realized gain	(.05)
Net asset value, end of period	$ 18.78
Total Return B, C	27.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,891
Ratio of expenses to average net assets	1.07% A
Ratio of expenses to average net assets after expense reductions	1.04% A, F
Ratio of net investment income to average net assets	.02% A
Portfolio turnover	239% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	152,524,752.89	95.370
Against	1,456,201.90	0.911
Abstain	5,947,746.88	3.719
TOTAL	159,928,701.67	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	149,727,278.77	93.621
Against	2,405,860.33	1.505
Abstain	7,795,562.57	4.874
TOTAL	159,928,701.67	100.000

PROPOSAL 5

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,993,847.24	92.537
Against	3,567,046.24	2.231
Abstain	8,367,808.19	5.232
TOTAL	159,928,701.67	100.000

PROPOSAL 6

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,959,308.60	92.516
Against	3,629,590.53	2.269
Abstain	8,339,802.54	5.215
TOTAL	159,928,701.67	100.000

* Denotes trust-wide proposals and voting results.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Growth - Service Class	26.12%	25.50%	20.05%
Russell 3000 Growth	25.86%	27.43%	19.49%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Portfolio - Service Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $62,176 - a 521.76% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,313 - a 493.13% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Cisco Systems, Inc.	4.5
Intel Corp.	4.4
Pfizer, Inc.	3.6
General Electric Co.	2.9
Eli Lilly & Co.	2.6
18.0
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.6
Health	14.9
Finance	8.3
Media & Leisure	6.9
Utilities	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 98.4%
Short-Term Investments and Net Other Assets 1.6%

* Foreign investments 11.4%

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. Pretty well. For the six months that ended June 30, 2000, the fund posted a higher return than the Russell 3000 Growth Index, which returned 4.04%. For the 12 months that ended June 30, 2000, the fund also outperformed the index, which returned 25.86%.

Q. The period was marked by a high degree of volatility within the technology sector. How did this affect the fund?

A. Technology stocks performed well during the first half of the period, but succumbed to investor fears during much of the second as high valuations succumbed to the effects of higher interest rates, and the group suffered a significant downturn. The fund was underweighted in technology stocks relative to the Russell index, but nonetheless had just under 43% of its net assets in the sector at the end of the period. Many of its technology names were of the small-cap variety, and these stocks were among the hardest hit during the technology slide. On the plus side, the fund's positions in communications equipment providers such as Nokia and Ericsson helped. These stocks typically trade in line with technology, so their solid performance during the period was a pleasant surprise.

Q. Despite the volatility, some of the fund's bigger-cap technology names fared well . . .

A. The fund's stakes in market leaders such as Cisco Systems, EMC Corp. and Intel generated nice results. Cisco - the main player in the Internet infrastructure area - performed well on the heels of accelerating earnings and revenue growth. EMC, which specializes in data storage, also enjoyed strong earnings growth, and Intel benefited from a shortage of high-end microprocessors. Microsoft was one big-cap that didn't come through, however, as its performance was hampered by both the ongoing federal government case against it and a slowdown in the company's applications business. Microsoft also was in the process of implementing a new Internet strategy, and its success is yet to be proven.

Q. What other types of stocks contributed positively?

A. The fund's investments in the oil services group - including names such as Baker Hughes, Halliburton and Smith International - performed well. Oil prices remained at relatively high levels during the period, which made the return on exploration quite attractive. In addition, we've seen lower levels of exploration in recent years, indicating that activity will need to pick up in order to meet production estimates. These companies - which sell the equipment used to drill for oil - were in a solid position to benefit from this environment. Finally, the fund's underweighting in consumer nondurables positions worked out well relative to the index.

Q. At just under 15%, health stocks occupied the second-largest position - after technology - in the portfolio. How did this group perform?

A. The fund's health-related investments were spread mostly among drug and biotechnology stocks, and each group performed well. Drug stocks Eli Lilly - which had eight drugs in the latter stages of development - and Warner-Lambert were among the fund's better performers. Biotechnology stocks - particularly those involved in the field of human genomics - fell along with technology in April, but enjoyed a fairly good rebound as we closed the period. The fund's positions in Millennium Pharmaceuticals and Genentech provided a favorable boost.

Q. What's your outlook?

A. Technology has been the key market driver for some time, and the sector has been very unpredictable. Performance has bounced around depending on whether technology stocks have had a good week or a bad week. Earnings growth continues to be strong for technology, so the sector could do well if the economy slows and interest rates stabilize. Outside of technology, the key economic question is whether we're in for a soft landing - in which the economy slows, but in a gradual fashion - or a hard landing, which could translate into a recession. Obviously, a soft landing would be better. More stocks outside of tech could participate, and economically sensitive stocks would stand a chance. If we see a hard landing, I may look to add to the fund's consumer nondurables positions or to the drug stocks, both of which tend to perform well going into a recession.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of June 30, 2000, more than $20.2 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
BFGoodrich Co.	657,900	$ 22,409,719
Boeing Co.	1,827,800	76,424,888
Textron, Inc.	31,600	1,716,275
United Technologies Corp.	822,200	48,407,025
		148,957,907
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 0.2%
Cytec Industries, Inc. (a)	888,200	21,927,438
Lyondell Chemical Co.	1,473,400	24,679,450
		46,606,888
Metals & Mining - 0.4%
CommScope, Inc. (a)	1,266,100	51,910,100
Falconbridge Ltd.	802,500	9,892,351
Inco Ltd. (a)	1,402,000	21,496,386
Martin Marietta Materials, Inc.	143,900	5,818,956
		89,117,793
Packaging & Containers - 0.2%
Owens-Illinois, Inc. (a)	3,285,700	38,401,619
Paper & Forest Products - 0.5%
Kimberly-Clark Corp.	1,625,400	93,257,325
TOTAL BASIC INDUSTRIES		267,383,625
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	350,200	14,949,163
Engineering - 0.2%
Fluor Corp.	583,770	18,461,726
Stolt Offshore SA (a)	1,551,600	21,916,350
Stolt Offshore SA Class A sponsored ADR (a)	206,050	2,446,844
		42,824,920
TOTAL CONSTRUCTION & REAL ESTATE		57,774,083
DURABLES - 0.8%
Consumer Durables - 0.0%
Minnesota Mining & Manufacturing Co.	55,400	4,570,500
Consumer Electronics - 0.7%
Gemstar International Group Ltd. (a)	872,300	53,605,561
Pioneer Corp.	190,000	7,401,434
Sanyo Electric Co. Ltd.	822,000	7,396,605
Sony Corp.	837,300	78,967,860
		147,371,460

	Shares	Value (Note 1)
Textiles & Apparel - 0.1%
Shaw Industries, Inc.	1,045,400	$ 13,067,500
TOTAL DURABLES		165,009,460
ENERGY - 3.5%
Energy Services - 2.3%
Baker Hughes, Inc.	3,032,770	97,048,640
BJ Services Co. (a)	635,700	39,731,250
Coflexip SA sponsored ADR	928,500	56,174,250
Global Industries Ltd. (a)	406,300	7,668,913
Halliburton Co.	2,470,100	116,557,844
Smith International, Inc. (a)	868,950	63,270,422
Varco International, Inc. (a)	1,295,500	30,120,375
Weatherford International, Inc.	1,328,840	52,904,443
		463,476,137
Oil & Gas - 1.2%
Apache Corp.	679,200	39,945,450
Burlington Resources, Inc.	676,400	25,872,300
Grant Prideco, Inc. (a)	1,328,840	33,221,000
National-Oilwell, Inc. (a)	1,050,000	34,518,750
Newfield Exploration Co. (a)	1,396,300	54,630,238
Noble Affiliates, Inc.	1,435,000	53,453,750
		241,641,488
TOTAL ENERGY		705,117,625
FINANCE - 8.3%
Banks - 0.9%
Bank One Corp.	5,755,590	152,882,859
Chuo Mitsui Trust & Banking Co. Ltd.	3,483,000	15,177,760
Sumitomo Trust & Banking Ltd.	2,482,000	17,675,062
		185,735,681
Credit & Other Finance - 1.2%
American Express Co.	1,696,600	88,435,275
Associates First Capital Corp. Class A	3,188,900	71,152,331
Citigroup, Inc.	1,278,100	77,005,525
		236,593,131
Federal Sponsored Credit - 1.3%
Fannie Mae	3,578,100	186,732,094
Freddie Mac	1,969,500	79,764,750
		266,496,844
Insurance - 3.3%
Ace Ltd.	2,117,000	59,276,000
AFLAC, Inc.	881,600	40,498,500
Allmerica Financial Corp.	657,910	34,458,036
AMBAC Financial Group, Inc.	435,400	23,865,363
American International Group, Inc.	1,682,031	197,638,643
Everest Re Group Ltd.	1,198,800	39,410,550
Hartford Financial Services Group, Inc.	143,200	8,010,250
Marsh & McLennan Companies, Inc.	569,600	59,487,600
PartnerRe Ltd.	1,170,500	41,479,594
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
The Chubb Corp.	1,051,200	$ 64,648,800
XL Capital Ltd. Class A	1,922,400	104,049,900
		672,823,236
Securities Industry - 1.6%
Charles Schwab Corp.	3,193,650	107,386,481
Daiwa Securities Group, Inc.	5,334,000	70,435,770
Nikko Securities Co. Ltd.	5,626,000	55,718,735
Nomura Securities Co. Ltd.	3,836,000	93,891,911
		327,432,897
TOTAL FINANCE		1,689,081,789
HEALTH - 14.9%
Drugs & Pharmaceuticals - 13.3%
Abgenix, Inc. (a)	466,671	55,934,894
Alkermes, Inc. (a)	1,152,700	54,320,988
American Home Products Corp.	1,349,200	79,265,500
Bristol-Myers Squibb Co.	5,479,300	319,169,225
Cambridge Antibody Technology Group PLC (a)	598,796	26,887,857
Elan Corp. PLC sponsored ADR (a)	2,800,400	135,644,375
Eli Lilly & Co.	5,317,800	531,115,275
Exelixis, Inc.	534,300	17,832,263
Genentech, Inc.	791,300	136,103,600
Human Genome Sciences, Inc. (a)	525,300	70,061,888
Medarex, Inc. (a)	598,600	50,581,700
Merck & Co., Inc.	2,394,800	183,501,550
Millennium Pharmaceuticals, Inc. (a)	913,240	102,168,725
Pfizer, Inc.	15,050,025	722,401,200
Protein Design Labs, Inc. (a)	140,600	23,192,409
Schering-Plough Corp.	3,671,970	185,434,485
		2,693,615,934
Medical Equipment & Supplies - 1.2%
Cardinal Health, Inc.	1,739,400	128,715,600
Johnson & Johnson	697,400	71,047,625
Medtronic, Inc.	858,600	42,769,013
		242,532,238
Medical Facilities Management - 0.4%
HCA - The Healthcare Co.	1,859,800	56,491,425
HEALTHSOUTH Corp. (a)	2,273,300	16,339,344
		72,830,769
TOTAL HEALTH		3,008,978,941

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.0%
Electrical Equipment - 2.9%
Capstone Turbine Corp.	11,400	$ 513,713
General Electric Co.	11,108,200	588,734,600
		589,248,313
Industrial Machinery & Equipment - 0.1%
ASM Lithography Holding NV (a)	255,000	11,251,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		600,500,188
MEDIA & LEISURE - 6.9%
Broadcasting - 4.2%
AT&T Corp. - Liberty Media Group Class A (a)	2,554,380	61,943,715
Clear Channel Communications, Inc. (a)	1,191,300	89,347,500
Comcast Corp. Class A (special) (a)	2,027,300	82,105,650
Cox Communications, Inc. Class A (a)	1,380,400	62,894,475
EchoStar Communications Corp. Class A (a)	1,538,800	50,948,706
Mediacom Communications Corp. Class A	1,151,200	17,699,700
MediaOne Group, Inc. (a)	2,421,600	160,585,377
NTL, Inc. (a)	647,594	38,774,691
Time Warner, Inc.	2,574,468	195,659,568
UnitedGlobalCom, Inc. Class A (a)	928,200	43,393,350
USA Networks, Inc. (a)	2,526,700	54,639,888
		857,992,620
Entertainment - 0.9%
Viacom, Inc. Class B (non-vtg.) (a)	1,750,025	119,329,830
Walt Disney Co.	1,500,600	58,242,038
		177,571,868
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	1,293,100	49,784,350
Restaurants - 1.6%
Brinker International, Inc. (a)	1,974,900	57,765,825
Darden Restaurants, Inc.	2,937,700	47,737,625
McDonald's Corp.	3,556,900	117,155,394
Outback Steakhouse, Inc. (a)	2,031,250	59,414,063
Tricon Global Restaurants, Inc. (a)	834,760	23,581,970
Wendy's International, Inc.	838,100	14,928,656
		320,583,533
TOTAL MEDIA & LEISURE		1,405,932,371
NONDURABLES - 4.0%
Beverages - 1.4%
Coca-Cola Enterprises, Inc.	2,170,300	35,403,019
Pepsi Bottling Group, Inc.	2,176,500	63,526,594
The Coca-Cola Co.	3,240,600	186,131,963
		285,061,576
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - 0.4%
American Italian Pasta Co. Class A (a)	642,000	$ 13,281,375
Keebler Foods Co.	1,651,762	61,321,664
		74,603,039
Household Products - 1.0%
Clorox Co.	1,788,200	80,133,713
Colgate-Palmolive Co.	578,800	34,655,650
Procter & Gamble Co.	1,701,360	97,402,860
		212,192,223
Tobacco - 1.2%
Philip Morris Companies, Inc.	9,198,800	244,343,125
TOTAL NONDURABLES		816,199,963
PRECIOUS METALS - 0.4%
Barrick Gold Corp.	1,434,000	25,909,828
Homestake Mining Co.	2,249,300	15,463,938
Newmont Mining Corp.	1,472,000	31,832,000
Placer Dome, Inc.	1,426,100	13,389,254
TOTAL PRECIOUS METALS		86,595,020
RETAIL & WHOLESALE - 4.2%
Drug Stores - 0.4%
Walgreen Co.	2,329,560	74,982,713
General Merchandise Stores - 1.4%
Kohls Corp. (a)	1,211,100	67,367,438
Wal-Mart Stores, Inc.	3,864,300	222,680,288
		290,047,726
Grocery Stores - 0.4%
Safeway, Inc. (a)	1,715,200	77,398,400
Retail & Wholesale, Miscellaneous - 2.0%
Best Buy Co., Inc. (a)	1,651,000	104,425,750
Home Depot, Inc.	4,848,350	242,114,478
Tiffany & Co., Inc.	876,700	59,177,250
		405,717,478
TOTAL RETAIL & WHOLESALE		848,146,317
SERVICES - 0.3%
Advertising - 0.2%
TMP Worldwide, Inc. (a)	527,000	38,899,188
Services - 0.1%
Media Metrix, Inc. (a)	453,100	11,525,731
Register.com, Inc.	257,300	7,863,731
		19,389,462
TOTAL SERVICES		58,288,650

	Shares	Value (Note 1)
TECHNOLOGY - 42.6%
Communications Equipment - 11.0%
ADC Telecommunications, Inc. (a)	1,574,400	$ 132,052,800
Advanced Fibre Communications, Inc. (a)	332,100	15,048,281
Aspect Communications Corp. (a)	701,700	27,585,581
Ciena Corp. (a)	674,000	112,347,375
Cisco Systems, Inc. (a)	14,336,200	911,244,690
Comverse Technology, Inc. (a)	742,500	69,052,500
Corning, Inc.	710,900	191,854,138
Ditech Communications Corp.	490,700	46,401,819
Lucent Technologies, Inc.	5,005,635	296,583,874
Nokia AB sponsored ADR	2,526,800	126,182,075
Nortel Networks Corp.	3,470,160	240,719,643
Telefonaktiebolaget LM Ericsson sponsored ADR	3,149,200	62,984,000
		2,232,056,776
Computer Services & Software - 7.3%
Adobe Systems, Inc.	571,400	74,282,000
Affymetrix, Inc. (a)	324,900	53,649,113
Art Technology Group, Inc.	742,100	74,905,719
Automatic Data Processing, Inc.	1,415,500	75,817,719
BEA Systems, Inc. (a)	1,548,050	76,531,722
BroadVision, Inc. (a)	1,454,300	73,896,619
Citrix Systems, Inc. (a)	32,100	607,894
Data Return Corp.	130,300	3,778,700
Digex, Inc. Class A (c)	1,235,800	83,957,163
Electronic Arts, Inc. (a)	984,000	71,770,500
Healtheon/WebMD (a)	1,039,500	15,397,594
Inktomi Corp. (a)	295,000	34,883,750
Intertrust Technologies Corp.	874,400	17,979,850
Intuit, Inc. (a)	2,675,600	110,702,950
Microsoft Corp. (a)	2,735,523	218,841,840
Nuance Communications, Inc.	219,500	18,287,094
Oracle Corp. (a)	2,368,100	199,068,406
PeopleSoft, Inc. (a)	846,600	14,180,550
Razorfish, Inc. Class A (a)	524,200	8,419,963
Software.com, Inc.	256,900	33,364,888
Trans Cosmos, Inc.	153,800	23,094,662
Travelocity.com, Inc. (a)	466,200	7,634,025
Usinternetworking, Inc. (a)	573,800	11,727,038
VeriSign, Inc. (a)	485,907	85,762,586
VERITAS Software Corp. (a)	558,675	63,139,004
Viant Corp.	179,300	5,311,763
Vignette Corp. (a)	461,800	24,020,816
		1,481,013,928
Computers & Office Equipment - 10.6%
Brocade Communications Systems, Inc. (a)	427,500	78,439,570
CDW Computer Centers, Inc. (a)	1,554,400	97,150,000
Compaq Computer Corp.	2,698,000	68,967,625
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Dell Computer Corp. (a)	6,459,900	$ 318,553,819
EMC Corp. (a)	5,129,740	394,669,371
Gateway, Inc. (a)	1,011,000	57,374,250
Hewlett-Packard Co.	1,720,400	214,834,950
International Business Machines Corp.	2,986,500	327,208,406
Lexmark International Group, Inc. Class A (a)	742,800	49,953,300
MRV Communications, Inc. (a)	1,744,800	117,337,800
SCI Systems, Inc. (a)	1,534,500	60,133,219
Softbank Corp.	429,900	58,390,495
Sun Microsystems, Inc. (a)	3,416,100	310,651,594
		2,153,664,399
Electronic Instruments - 1.1%
Agilent Technologies, Inc.	1,702,760	125,578,550
Applied Materials, Inc. (a)	736,300	66,727,188
Varian, Inc. (a)	347,700	16,037,663
		208,343,401
Electronics - 12.6%
Advanced Micro Devices, Inc. (a)	565,000	43,646,250
Bookham Technology PLC sponsored ADR	577,500	34,216,875
Broadcom Corp. Class A (a)	396,000	86,699,250
Chartered Semiconductor Manufacturing Ltd. ADR	888,500	79,965,000
Intel Corp.	6,712,700	897,404,081
JDS Uniphase Corp. (a)	1,341,200	160,776,350
Kyocera Corp.	351,500	60,392,096
LSI Logic Corp. (a)	1,405,900	76,094,338
Marvell Technology Group Ltd. (a)	7,800	444,600
Micron Technology, Inc. (a)	1,485,400	130,808,038
Mitsubishi Electric Corp.	9,445,000	102,271,840
Motorola, Inc.	3,130,200	90,971,438
PMC-Sierra, Inc. (a)	291,000	51,707,063
Samsung Electronics Co. Ltd.	170,080	56,285,311
Sanmina Corp. (a)	1,014,700	86,756,850
SDL, Inc. (a)	248,800	70,954,650
Stratos Lightwave, Inc. (a)	8,100	225,788
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	1,796,354	69,608,718

	Shares	Value (Note 1)
Texas Instruments, Inc.	5,659,200	$ 388,716,300
Xilinx, Inc. (a)	857,800	70,822,113
		2,558,766,949
TOTAL TECHNOLOGY		8,633,845,453
TRANSPORTATION - 0.7%
Air Transportation - 0.2%
Southwest Airlines Co.	2,211,100	41,872,706
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	1,209,300	27,738,319
Canadian National Railway Co.	1,458,980	42,473,514
Union Pacific Corp.	684,000	25,436,250
		95,648,083
TOTAL TRANSPORTATION		137,520,789
UTILITIES - 6.5%
Cellular - 3.7%
AT&T Corp. - Wireless Group	1,172,100	32,672,288
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	723,050	128,567,328
China Unicom Ltd. sponsored ADR	2,673,200	56,805,500
Nextel Communications, Inc. Class A (a)	1,992,200	121,897,738
Sprint Corp. - PCS Group Series 1 (a)	1,787,180	106,337,210
Vodafone AirTouch PLC	32,309,376	133,881,853
Vodafone AirTouch PLC sponsored ADR	1,652,650	68,481,684
VoiceStream Wireless Corp. (a)	874,073	101,651,958
		750,295,559
Electric Utility - 0.8%
AES Corp. (a)	2,006,000	91,523,750
Calpine Corp. (a)	1,211,900	79,682,425
		171,206,175
Telephone Services - 2.0%
DDI Corp.	6,392	61,496,324
iBasis, Inc.	468,100	20,157,556
McLeodUSA, Inc. Class A (a)	3,343,800	69,174,863
Metromedia Fiber Network, Inc. Class A (a)	2,442,800	96,948,625
NEXTLINK Communications, Inc. Class A	1,691,593	64,174,809
Sprint Corp. - FON Group	756,000	38,556,000
TeraBeam Networks (d)	60,800	228,000
Time Warner Telecom, Inc. Class A	784,500	50,502,188
		401,238,365
TOTAL UTILITIES		1,322,740,099
TOTAL COMMON STOCKS (Cost $14,218,076,542)		19,952,072,280
Cash Equivalents - 3.7%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	296,344,139	$ 296,344,139
Taxable Central Cash Fund, 6.59% (b)	454,771,936	454,771,936
TOTAL CASH EQUIVALENTS (Cost $751,116,075)	751,116,075
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $14,969,192,617)	20,703,188,355
NET OTHER ASSETS - (2.1)%	(422,988,881)
NET ASSETS - 100%	$ 20,280,199,474
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Coflexip SA sponsored ADR	$ -	$ -	$ -	$ -
Digex, Inc. Class A	313,744	-	-	83,957,163
TOTALS	$ 313,744	$ -	$ -	$ 83,957,163
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 228,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,740,018,866 and $9,565,681,575, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $332,074 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $228,000 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $302,340,051. The fund received cash collateral of $296,344,139 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $21,215,000. The weighted average interest rate was 5.92%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.6%
Japan	3.2
Canada	1.7
United Kingdom	1.3
Others (individually less than 1%)	5.2
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $15,074,908,308. Net unrealized appreciation aggregated $5,628,280,047, of which $6,454,968,371 related to appreciated investment securities and $826,688,324 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $14,969,192,617) - See accompanying schedule		$ 20,703,188,355
Receivable for investments sold		154,406,528
Receivable for fund shares sold		13,515,281
Dividends receivable		13,538,228
Interest receivable		1,031,263
Other receivables		825,472
Total assets		20,886,505,127
Liabilities
Payable for investments purchased	$ 288,895,972
Payable for fund shares redeemed	10,484,314
Accrued management fee	9,499,178
Distribution fees payable	135,980
Other payables and accrued expenses	946,070
Collateral on securities loaned, at value	296,344,139
Total liabilities		606,305,653
Net Assets		$ 20,280,199,474
Net Assets consist of:
Paid in capital		$ 13,338,505,241
Distributions in excess of net investment income		(3,734,826)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,211,401,186
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,734,027,873
Net Assets		$ 20,280,199,474
Initial Class: Net Asset Value, offering price and redemption price per share ($18,566,075,419 ÷ 360,203,600 shares)		$51.54
Service Class: Net Asset Value, offering price and redemption price per share ($1,704,493,641 ÷ 33,165,225 shares)		$51.39
Service Class 2: Net Asset Value, offering price and redemption price per share ($9,630,414 ÷ 187,554 shares)		$51.35

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 52,399,181
Interest		4,779,796
Security lending		1,284,282
Total income		58,463,259
Expenses
Management fee	$ 54,947,825
Transfer agent fees	6,350,319
Distribution fees	652,691
Accounting and security lending fees	641,945
Non-interested trustees' compensation	68,264
Custodian fees and expenses	339,442
Registration fees	89,572
Audit	46,992
Legal	69,742
Interest	6,948
Miscellaneous	83,780
Total expenses before reductions	63,297,520
Expense reductions	(1,596,136)	61,701,384
Net investment income (loss)		(3,238,125)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,263,186,366
Foreign currency transactions	270,216	1,263,456,582
Change in net unrealized appreciation (depreciation) on:
Investment securities	(303,021,726)
Assets and liabilities in foreign currencies	10,711	(303,011,015)
Net gain (loss)		960,445,567
Net increase (decrease) in net assets resulting from operations		$ 957,207,442
Other Information Expense reductions Directed brokerage arrangements		$ 1,592,303
Custodian credits		3,833
		$ 1,596,136

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ (3,238,125)	$ 19,639,750
Net realized gain (loss)	1,263,456,582	2,028,922,212
Change in net unrealized appreciation (depreciation)	(303,011,015)	2,640,487,583
Net increase (decrease) in net assets resulting from operations	957,207,442	4,689,049,545
Distributions to shareholders From net investment income	(20,008,543)	(20,716,861)
From net realized gain	(2,010,393,014)	(1,302,572,634)
Total distributions	(2,030,401,557)	(1,323,289,495)
Share transactions - net increase (decrease)	3,294,652,295	3,313,015,561
Total increase (decrease) in net assets	2,221,458,180	6,678,775,611
Net Assets
Beginning of period	18,058,741,294	11,379,965,683
End of period (including under (over) distribution of net investment income of $(3,734,826) and $18,773,383, respectively)	$ 20,280,199,474	$ 18,058,741,294

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	36,209,385	$ 1,867,900,668	82,051,942	$ 3,738,420,624
Reinvested	38,128,847	1,912,161,690	31,299,165	1,303,923,236
Redeemed	(26,208,895)	(1,332,024,693)	(51,848,071)	(2,361,030,389)
Net increase (decrease)	48,129,337	$ 2,448,037,665	61,503,036	$ 2,681,313,471
Service Class Sold	14,784,762	$ 754,915,605	14,009,513	$ 648,480,975
Reinvested	2,363,626	118,228,594	465,535	19,366,259
Redeemed	(703,110)	(35,750,550)	(792,556)	(36,145,144)
Net increase (decrease)	16,445,278	$ 837,393,649	13,682,492	$ 631,702,090
Service Class 2 A Sold	191,871	$ 9,432,086	-	$ -
Reinvested	225	11,274	-	-
Redeemed	(4,542)	(222,379)	-	-
Net increase (decrease)	187,554	$ 9,220,981	-	$ -
Distributions From net investment income Initial Class		$ 19,026,484		$ 20,413,671
Service Class		981,965		303,190
Service Class 2 A		94		-
Total		$ 20,008,543		$ 20,716,861
From net realized gain Initial Class		$ 1,893,135,205		$ 1,283,509,565
Service Class		117,246,629		19,063,069
Service Class 2 A		11,180		-
Total		$ 2,010,393,014		$ 1,302,572,634
		$ 2,030,401,557		$ 1,323,289,495

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20	$ 21.69
Income from Investment Operations
Net investment income (loss)	(.01) D	.07 D	.08 D	.20 D	.22	.08
Net realized and unrealized gain (loss)	2.65	15.10	12.85	6.91	3.82	7.55
Total from investment operations	2.64	15.17	12.93	7.11	4.04	7.63
Less Distributions
From net investment income	(.06)	(.08)	(.19)	(.21)	(.08)	(.12)
From net realized gain	(5.97)	(5.03)	(4.97)	(.94)	(2.02)	-
Total distributions	(6.03)	(5.11)	(5.16)	(1.15)	(2.10)	(.12)
Net asset value, end of period	$ 51.54	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20
Total Return B, C	5.11%	37.44%	39.49%	23.48%	14.71%	35.36%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,566,075	$ 17,142,411	$ 11,243,824	$ 7,727,132	$ 6,086,424	$ 4,162,702
Ratio of expenses to average net assets	.65% A	.66%	.68%	.69%	.69%	.70%
Ratio of expenses to average net assets after expense reductions	.64% A, F	.65% F	.66% F	.67% F	.67% F	.70%
Ratio of net investment income (loss) to average net assets	(.03)% A	.14%	.21%	.58%	.81%	.37%
Portfolio turnover	101% A	84%	123%	113%	81%	108%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) D	(.03)	.02	.06	.03
Net realized and unrealized gain (loss)	2.64	15.07	12.83	.14
Total from investment operations	2.61	15.09	12.89	.17
Less Distributions
From net investment income	(.05)	(.08)	(.19)	-
From net realized gain	(5.97)	(5.03)	(4.97)	-
Total distributions	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 51.39	$ 54.80	$ 44.82	$ 37.09
Total Return B, C	5.06%	37.29%	39.38%	.46%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,704,494	$ 916,330	$ 136,142	$ 2,015
Ratio of expenses to average net assets	.76% A	.77%	.80%	.79% A
Ratio of expenses to average net assets after expense reductions	.74% A, F	.75% F	.75% F	.77% A, F
Ratio of net investment income (loss) to average net assets	(.13)% A	.04%	.15%	.70% A
Portfolio turnover	101% A	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 53.40
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	4.04
Total from investment operations	3.97
Less Distributions
From net investment income	(.05)
From net realized gain	(5.97)
Total distributions	(6.02)
Net asset value, end of period	$ 51.35
Total Return B, C	7.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,630
Ratio of expenses to average net assets	.94% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.31)% A
Portfolio turnover	101% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class	10.11%	21.77%	24.58%
S&P 500	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $33,441 - a 234.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Cisco Systems, Inc.	4.3
Viacom, Inc. Class B (non-vtg.)	4.1
McDonald's Corp.	2.9
BP Amoco PLC sponsored ADR	1.9
Exxon Mobil Corp.	1.8
15.0
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.9
Media & Leisure	13.0
Finance	12.0
Utilities	9.6
Energy	7.1
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 90.5%
Bonds 2.3%
Short-Term Investments and Net Other Assets 7.2%

* Foreign investments 15.5%

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund

Q. How did the fund perform, Will?

A. Performance was disappointing. For the six months that ended June 30, 2000, the fund trailed the Standard & Poor's 500 Index, which returned -0.42%. For the 12 months that ended June 30, 2000, the fund's performance topped the S&P 500, which returned 7.25%.

Q. What factors influenced the fund's performance during the six-month period?

A. The biggest drag on performance was the fund's low weighting in health stocks relative to the S&P 500. I kept the fund's exposure to the group at around half that of the index because the growth rates for health stocks were slowing. Health stocks rebounded during the period - returning around 25% - and the fund's low weighting ultimately hurt. Technology stocks, which accounted for approximately one-third of the S&P 500 at the end of the period, also played a key role. At the beginning of the period, I was concerned about high valuations and excessive speculation throughout the sector. As a result, I kept the fund underweighted relative to the index, and my decision to do so worked out well as technology stock prices corrected during April and May.

Q. What was your strategy in terms of the fund's technology investments?

A. I firmly believe that the Internet will be a major growth engine of the world economy for years to come. Dot-com stocks had been a major driver behind the market since mid-1998, but many of them were selling at valuations that drastically exceeded their potential earnings growth rates. When Internet stocks declined, the whole sector followed suit. At that time, I upgraded the fund's technology holdings by adding to its positions in leading technology names such as Cisco Systems and Nortel Networks, as well as emerging-but-profitable leaders such as Brocade Communications and Broadcom. These companies were well-positioned to benefit from the continued buildout of the Internet infrastructure. While the fund's investments in semiconductor names such as Micron Technology and Texas Instruments performed well during the period, a higher weighting in technology overall would have helped performance.

Q. The fund's emphasis on media and leisure stocks helped performance. Can you elaborate?

A. I viewed media stocks as beneficiaries of the Internet tidal wave, because I felt the Internet would serve as a significant outlet for media companies' content. Unlike many of the new dot-com companies, traditional media companies were producing positive earnings and cash flow. By investing in these stocks, the fund participated in the Internet investment theme, but with its risk limited by the real earnings and cash flow from these companies. This strategy proved wise, as the fund's investments in Time Warner and Viacom were particularly lucrative during the period. Consolidation also was prevalent throughout the media group, as America Online announced its intent to aquire Time Warner in January, and the Viacom-CBS merger produced better-than-expected results.

Q. Which stocks were disappointing?

A. McDonald's was a disappointment. I was initially attracted to the stock as a turnaround story, but the company's sales during the period were weaker than I had hoped. Rising interest rates hurt the stock of Home Depot, but the company continued to execute well and remained a core holding. Microsoft performed poorly during the period, as the ongoing federal government antitrust suit against the company and slowing revenue growth hurt its stock.

Q. What's your outlook?

A. The market remains extremely expensive. Price-to-earnings (P/E) ratios - which tell investors how much they're paying for a company's earnings power - have risen dramatically during the period and currently stand at almost twice their 75-year average. Corporate earnings thus far in 2000 have been very good - S&P earnings for the first quarter of 2000 were up 29% - but they may slow considering the six interest-rate hikes we've seen over the past year. Inflation is rising, but it remains under control. Against this uncertain backdrop, I'll try to concentrate on finding high-quality companies that are gaining market share, have sustainable competitive advantages and are in growing markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long term capital appreciation

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$10.2 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.2%
Aerospace & Defense - 0.1%
Boeing Co.	21,980	$ 919,039
Bombardier, Inc. Class B (non-vtg.)	237,100	6,437,974
Northrop Grumman Corp.	18,600	1,232,250
United Technologies Corp.	21,701	1,277,646
		9,866,909
Ship Building & Repair - 0.1%
General Dynamics Corp.	186,200	9,728,950
TOTAL AEROSPACE & DEFENSE		19,595,859
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Avery Dennison Corp.	332,400	22,312,350
Pharmacia Corp.	373,500	19,305,281
Sealed Air Corp. (a)	41,900	2,194,513
Spartech Corp.	172,600	4,660,200
Valspar Corp.	404,200	13,641,750
		62,114,094
Metals & Mining - 0.2%
Alcoa, Inc.	246,200	7,139,800
Broken Hill Proprietary Co. Ltd.	791,982	9,335,716
		16,475,516
Paper & Forest Products - 0.0%
Bowater, Inc.	6,500	286,813
TOTAL BASIC INDUSTRIES		78,876,423
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.1%
Fastenal Co.	101,600	5,143,500
Fortune Brands, Inc.	230,500	5,315,906
		10,459,406
Construction - 0.1%
Ashtead Group PLC	24,700	35,971
Jacobs Engineering Group, Inc. (a)	290,530	9,496,699
		9,532,670
Engineering - 0.0%
360networks, Inc. (sub. vtg.)	220,400	3,379,318
Tetra Tech, Inc. (a)	9,100	208,163
		3,587,481
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	984,513
Real Estate Investment Trusts - 0.3%
Equity Office Properties Trust	448,600	12,364,538
Equity Residential Properties Trust (SBI)	115,100	5,294,600
Glenborough Realty Trust, Inc.	213,600	3,724,650

	Shares	Value (Note 1)
Pinnacle Holdings, Inc. (a)	93,900	$ 5,070,600
Spieker Properties, Inc.	46,600	2,143,600
		28,597,988
TOTAL CONSTRUCTION & REAL ESTATE		53,162,058
DURABLES - 3.4%
Autos, Tires, & Accessories - 2.2%
Danaher Corp.	837,422	41,400,050
Gentex Corp. (a)	172,700	4,339,088
Goodyear Tire & Rubber Co.	22,500	450,000
Lear Corp. (a)	190,800	3,816,000
Midas, Inc.	304,800	6,096,000
Sonic Automotive, Inc. Class A (a)	50,000	534,375
SPX Corp.	1,053,141	127,364,240
Toyota Motor Corp.	305,000	13,895,020
TRW, Inc.	612,500	26,567,188
		224,461,961
Consumer Durables - 0.1%
Blyth, Inc.	69,000	2,035,500
Boyds Collection, Ltd. (a)	408,500	3,472,250
		5,507,750
Consumer Electronics - 1.1%
General Motors Corp. Class H (a)	232,100	20,366,775
Harman International Industries, Inc.	461,000	28,121,000
Pioneer Corp.	402,000	15,659,876
Sony Corp.	499,700	47,127,958
		111,275,609
Home Furnishings - 0.0%
Herman Miller, Inc.	86,900	2,248,538
The Bombay Company, Inc. (a)	429,100	1,260,481
		3,509,019
Textiles & Apparel - 0.0%
Delta Woodside Industries	88,700	194,031
Timberland Co. Class A (a)	7,600	538,175
Warnaco Group, Inc. Class A	571,100	4,426,025
		5,158,231
TOTAL DURABLES		349,912,570
ENERGY - 7.1%
Energy Services - 0.5%
Baker Hughes, Inc.	432,000	13,824,000
ENSCO International, Inc.	107,100	3,835,519
Global Marine, Inc.	117,300	3,306,394
Hanover Compressor Co. (a)	225,100	8,553,800
Schlumberger Ltd. (NY Shares)	286,600	21,387,525
		50,907,238
Oil & Gas - 6.6%
Alberta Energy Co. Ltd.	1,046,700	42,278,055
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Apache Corp.	402,000	$ 23,642,625
BP Amoco PLC sponsored ADR	3,497,532	197,829,154
Canada Occidental Petroleum Ltd.	559,700	15,178,625
Canadian Natural Resources Ltd. (a)	168,930	4,906,444
Chevron Corp.	408,600	34,654,388
Cooper Cameron Corp. (a)	22,900	1,511,400
Devon Energy Corp.	36,640	2,058,710
EOG Resources, Inc.	416,600	13,956,100
Exxon Mobil Corp.	2,329,171	182,839,924
Newfield Exploration Co. (a)	174,100	6,811,663
Royal Dutch Petroleum Co. (NY Shares)	534,900	32,929,781
Santa Fe Snyder Corp. (a)	257,300	2,926,788
Suncor Energy, Inc.	1,445,940	33,401,653
Talisman Energy, Inc. (a)	186,300	6,172,249
Tosco Corp.	651,000	18,431,438
TotalFinaElf SA sponsored ADR	526,823	40,466,592
Vastar Resources, Inc.	261,200	21,451,050
		681,446,639
TOTAL ENERGY		732,353,877
FINANCE - 12.0%
Banks - 1.6%
Bank of New York Co., Inc.	476,900	22,175,850
Bank One Corp.	1,587,400	42,165,313
Commerce Bancorp, Inc.	32,000	1,472,000
Fifth Third Bancorp	250,800	15,863,100
Firstar Corp.	806,100	16,978,481
M&T Bank Corp.	33,230	14,953,500
Mellon Financial Corp.	137,700	5,017,444
Northern Trust Corp.	249,000	16,200,563
PNC Financial Services Group, Inc.	74,400	3,487,500
Royal Bank of Scotland Group PLC	704,573	11,821,340
Wells Fargo & Co.	225,400	8,734,250
		158,869,341
Credit & Other Finance - 3.0%
American Express Co.	964,700	50,284,988
Associates First Capital Corp. Class A	2,427,604	54,165,914
Citigroup, Inc.	2,820,000	169,905,000
Concord EFS, Inc. (a)	144,500	3,757,000
Household International, Inc.	578,700	24,052,219
MBNA Corp.	93,100	2,525,338
		304,690,459
Federal Sponsored Credit - 0.8%
Fannie Mae	1,593,000	83,134,688
Freddie Mac	62,800	2,543,400
		85,678,088
Insurance - 4.5%
Ace Ltd.	170,200	4,765,600
AFLAC, Inc.	211,500	9,715,781

	Shares	Value (Note 1)
American International Group, Inc.	1,303,156	$ 153,120,830
Berkshire Hathaway, Inc. Class A (a)	1,683	90,545,400
Canada Life Financial Corp.	210,300	4,275,603
CIGNA Corp.	187,870	17,565,845
Everest Re Group Ltd.	80,200	2,636,575
Hartford Financial Services Group, Inc.	361,600	20,227,000
John Hancock Financial Services, Inc.	37,600	890,650
Marsh & McLennan Companies, Inc.	175,275	18,305,283
MetLife, Inc.	3,458,700	72,848,869
Mutual Risk Management Ltd.	24,200	418,963
PartnerRe Ltd.	135,300	4,794,694
PMI Group, Inc.	96,900	4,602,750
RenaissanceRe Holdings Ltd.	128,500	5,597,781
The Chubb Corp.	267,300	16,438,950
The St. Paul Companies, Inc.	151,500	5,169,938
XL Capital Ltd. Class A	442,500	23,950,313
Zenith National Insurance Corp.	127,700	2,713,625
		458,584,450
Savings & Loans - 0.5%
Golden West Financial Corp.	1,330,500	54,301,031
TCF Financial Corp.	55,200	1,417,950
		55,718,981
Securities Industry - 1.6%
AXA Financial, Inc.	20,600	700,400
Daiwa Securities Group, Inc.	5,186,000	68,481,421
Morgan Stanley Dean Witter & Co.	125,500	10,447,875
Nikko Securities Co. Ltd.	3,741,000	37,050,086
Nomura Securities Co. Ltd.	2,049,000	50,152,379
		166,832,161
TOTAL FINANCE		1,230,373,480
HEALTH - 7.0%
Drugs & Pharmaceuticals - 4.9%
Accredo Health, Inc. (a)	6,500	224,656
Allergan, Inc.	68,800	5,125,600
ALZA Corp. (a)	18,700	1,105,638
Amgen, Inc.	73,800	5,184,450
Cephalon, Inc. (a)	41,500	2,484,813
COR Therapeutics, Inc. (a)	18,600	1,586,813
Elan Corp. PLC sponsored ADR (a)	502,000	24,315,625
Eli Lilly & Co.	964,482	96,327,640
Forest Laboratories, Inc. (a)	75,600	7,635,600
Genentech, Inc.	334,460	57,527,120
Gilead Sciences, Inc. (a)	37,200	2,645,850
Immunex Corp. (a)	1,423,770	70,387,629
Medimmune, Inc. (a)	74,700	5,527,800
Pfizer, Inc.	3,194,575	153,339,600
Schering-Plough Corp.	1,426,900	72,058,450
		505,477,284
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	132,800	$ 2,913,300
Cardinal Health, Inc.	214,800	15,895,200
DENTSPLY International, Inc.	91,000	2,803,938
Edwards Lifesciences Corp. (a)	4,600	85,100
Guidant Corp. (a)	37,838	1,872,981
Medtronic, Inc.	949,300	47,287,006
Millipore Corp.	130,300	9,821,363
MiniMed, Inc. (a)	98,100	11,575,800
Novoste Corp. (a)	52,800	3,220,800
Novoste Corp. (a)(d)	167,000	10,187,000
ORATEC Interventions, Inc.	67,400	2,249,475
Patterson Dental Co. (a)	470,100	23,975,100
Priority Healthcare Corp. (a)	7,100	527,619
Smith & Nephew PLC	1,658,322	6,138,246
Varian Medical Systems, Inc. (a)	425,500	16,647,688
		155,200,616
Medical Facilities Management - 0.6%
Chronimed, Inc.	2,100	15,488
HCA - The Healthcare Co.	233,400	7,089,525
Health Management Associates, Inc. Class A (a)	119,800	1,564,888
Oxford Health Plans, Inc. (a)	205,200	4,886,325
UnitedHealth Group, Inc.	484,900	41,580,175
Universal Health Services, Inc. Class B (a)	40,700	2,665,850
		57,802,251
TOTAL HEALTH		718,480,151
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Electrical Equipment - 1.3%
Alcatel SA sponsored ADR	617,150	41,040,475
Allen Telecom, Inc. (a)	479,500	8,481,156
American Power Conversion Corp. (a)	16,700	681,569
General Electric Co.	381,300	20,208,900
Hutchison Whampoa Ltd.	993,900	12,494,510
Koninklijke Philips Electronics NV (NY Shares)	414,200	19,674,500
Littelfuse, Inc. (a)	3,700	181,300
Loral Space & Communications Ltd. (a)	846,933	5,875,598
Pinnacle Systems (a)	439,700	9,886,380
Rayovac Corp. (a)	553,950	12,394,631
Roper Industries, Inc.	118,700	3,041,688
		133,960,707
Industrial Machinery & Equipment - 0.1%
Exide Corp.	100	800
Mettler-Toledo International, Inc. (a)	153,700	6,148,000

	Shares	Value (Note 1)
MSC Industrial Direct, Inc. (a)	57,500	$ 1,203,906
Sandvik AB	56,300	1,184,960
		8,537,666
Pollution Control - 0.1%
Waste Management, Inc.	387,600	7,364,400
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		149,862,773
MEDIA & LEISURE - 13.0%
Broadcasting - 3.2%
American Tower Corp. Class A (a)	2,553,250	106,438,609
AT&T Corp. - Liberty Media Group Class A (a)	1,471,816	35,691,538
Carlton Communications PLC	1,628,640	21,000,498
Clear Channel Communications, Inc. (a)	148,700	11,152,500
Cox Radio, Inc. Class A (a)	191,500	5,362,000
Grupo Televisa SA de CV sponsored GDR (a)	139,200	9,596,100
Infinity Broadcasting Corp. Class A (a)	2,899,160	105,638,143
Time Warner, Inc.	337,903	25,680,628
Westwood One, Inc.	263,800	9,002,175
		329,562,191
Entertainment - 5.4%
Fox Entertainment Group, Inc. Class A (a)	533,700	16,211,138
MGM Grand, Inc.	317,200	10,190,050
Park Place Entertainment Corp. (a)	922,700	11,245,406
Premier Parks, Inc. (a)	553,900	12,601,225
Viacom, Inc.:
Class A (a)	475,100	32,484,963
Class B (non-vtg.) (a)	6,230,551	424,845,696
Walt Disney Co.	1,303,620	50,596,751
		558,175,229
Leisure Durables & Toys - 0.5%
Callaway Golf Co.	622,800	10,159,425
Harley-Davidson, Inc.	794,600	30,592,100
Mattel, Inc.	608,000	8,018,000
		48,769,525
Lodging & Gaming - 0.3%
Aztar Corp. (a)	57,500	891,250
Starwood Hotels & Resorts Worldwide, Inc. unit	911,100	29,667,694
		30,558,944
Publishing - 0.5%
Harte Hanks Communications, Inc.	19,500	487,500
McGraw-Hill Companies, Inc.	280,900	15,168,600
PRIMEDIA, Inc. (a)	275,200	6,260,800
Reader's Digest Association, Inc. Class A (non-vtg.)	653,640	25,982,190
United News & Media PLC	90,900	1,310,005
		49,209,095
Restaurants - 3.1%
CEC Entertainment, Inc. (a)	196,000	5,022,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
McDonald's Corp.	9,129,400	$ 300,699,613
Outback Steakhouse, Inc. (a)	45,350	1,326,488
Pizzaexpress PLC	20,902	200,080
PJ America, Inc. (a)(c)	581,700	5,671,575
Ryan's Family Steak Houses, Inc. (a)	188,500	1,590,469
		314,510,725
TOTAL MEDIA & LEISURE		1,330,785,709
NONDURABLES - 3.0%
Foods - 1.9%
Booker PLC (a)	2,151,689	4,724,802
Earthgrains Co.	840,100	16,329,444
General Mills, Inc.	264,200	10,105,650
Keebler Foods Co.	859,200	31,897,800
Nestle SA (Reg.)	7,933	15,859,200
PepsiCo, Inc.	548,700	24,382,856
Quaker Oats Co.	846,000	63,555,750
Sysco Corp.	394,400	16,614,100
Wm. Wrigley Jr. Co.	80,700	6,471,131
		189,940,733
Household Products - 1.1%
Avon Products, Inc.	1,140,300	50,743,350
Colgate-Palmolive Co.	936,400	56,066,950
Estee Lauder Companies, Inc.	182,400	9,017,400
Yankee Candle Co., Inc.	61,800	1,336,425
		117,164,125
TOTAL NONDURABLES		307,104,858
PRECIOUS METALS - 0.9%
Barrick Gold Corp.	2,174,060	39,281,395
Franco Nevada Mining Corp. Ltd.	1,499,464	17,319,037
Gold Fields Ltd.	932,600	3,658,873
Newmont Mining Corp.	773,100	16,718,288
Placer Dome, Inc.	1,698,845	15,949,980
		92,927,573
RETAIL & WHOLESALE - 4.6%
Apparel Stores - 0.8%
Charming Shoppes, Inc. (a)	1,479,600	7,536,713
Claire's Stores, Inc.	304,800	5,867,400
Talbots, Inc.	344,700	18,936,956
The Limited, Inc.	783,800	16,949,675

	Shares	Value (Note 1)
TJX Companies, Inc.	1,762,400	$ 33,045,000
Venator Group, Inc. (a)	2,300	23,575
		82,359,319
Drug Stores - 1.6%
CVS Corp.	3,220,202	128,808,080
Rite Aid Corp.	173,400	1,137,938
Walgreen Co.	1,136,600	36,584,313
		166,530,331
General Merchandise Stores - 0.5%
Costco Wholesale Corp. (a)	415,400	13,708,200
Dollar Tree Stores, Inc. (a)	173,450	6,862,116
JCPenney Co., Inc.	651,700	12,015,719
Kohls Corp. (a)	232,500	12,932,813
Michaels Stores, Inc. (a)	74,300	3,403,869
Stein Mart, Inc. (a)	241,400	2,474,350
Tuesday Morning Corp. (a)	250,900	2,634,450
		54,031,517
Grocery Stores - 0.2%
Fleming Companies, Inc.	556,356	7,267,400
Iceland Group PLC	470,067	1,987,743
Krispy Kreme Doughnuts, Inc.	6,500	477,750
Safeway PLC	1,616,114	6,300,727
		16,033,620
Retail & Wholesale, Miscellaneous - 1.5%
Bed Bath & Beyond, Inc. (a)	856,100	31,033,625
Best Buy Co., Inc. (a)	382,400	24,186,800
Good Guys, Inc. (a)	28,700	104,038
Guitar Center, Inc. (a)	18,200	191,100
Home Depot, Inc.	1,625,290	81,162,919
Staples, Inc. (a)	1,420,350	21,837,881
		158,516,363
TOTAL RETAIL & WHOLESALE		477,471,150
SERVICES - 1.0%
Advertising - 0.5%
Getty Images, Inc. (a)	48,200	1,786,413
Interpublic Group of Companies, Inc.	55,700	2,395,100
Omnicom Group, Inc.	194,240	17,299,500
TMP Worldwide, Inc. (a)	8,300	612,644
Young & Rubicam, Inc.	499,300	28,553,719
		50,647,376
Educational Services - 0.0%
Apollo Group, Inc. Class A (a)	70,700	1,979,600
Printing - 0.1%
Reynolds & Reynolds Co. Class A	134,000	2,445,500
Valassis Communications, Inc. (a)	32,700	1,246,688
		3,692,188
Services - 0.4%
Carlisle Holdings Ltd. (a)	205,500	1,509,141
Gartner Group, Inc. Class B (a)	38,777	382,923
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Learning Tree International, Inc. (a)	2,800	$ 171,500
NOVA Corp. (a)	312,600	8,733,263
Professional Detailing, Inc. (a)	9,500	323,594
Robert Half International, Inc. (a)	130,000	3,705,000
Storagenetworks, Inc.	5,400	487,350
True North Communications	58,100	2,556,400
Viad Corp.	967,812	26,372,877
		44,242,048
TOTAL SERVICES		100,561,212
TECHNOLOGY - 23.9%
Communications Equipment - 7.3%
ADC Telecommunications, Inc. (a)	552,700	46,357,713
Advanced Fibre Communications, Inc. (a)	24,400	1,105,625
Andrew Corp. (a)	111,000	3,725,438
Centillium Communications, Inc. (a)	14,400	993,600
Ciena Corp. (a)	37,800	6,300,788
Cisco Systems, Inc. (a)	6,866,788	436,470,182
Comverse Technology, Inc. (a)	41,600	3,868,800
Corning, Inc.	275,700	74,404,538
Jabil Circuit, Inc. (a)	73,600	3,652,400
NEC Corp.	210,000	6,595,926
Nokia AB sponsored ADR	1,072,400	53,552,975
Nortel Networks Corp.	1,352,190	93,799,333
Plantronics, Inc. (a)	56,600	6,537,300
Tellabs, Inc. (a)	239,500	16,390,781
		753,755,399
Computer Services & Software - 5.1%
Adobe Systems, Inc.	1,016,100	132,093,000
Amdocs Ltd. (a)	170,200	13,062,850
Art Technology Group, Inc.	15,700	1,584,719
Automatic Data Processing, Inc.	1,439,900	77,124,644
BEA Systems, Inc. (a)	16,200	800,888
Black Box Corp. (a)	203,600	16,119,394
BroadVision, Inc. (a)	176,500	8,968,406
Ceridian Corp. (a)	101,020	2,430,794
Computer Sciences Corp. (a)	209,200	15,624,625
DST Systems, Inc. (a)	136,700	10,406,288
E.piphany, Inc.	37,200	3,987,375
Electronic Data Systems Corp.	536,100	22,114,125
Exodus Communications, Inc. (a)	107,900	4,970,144
Extensity, Inc.	4,900	167,825
Fiserv, Inc. (a)	101,800	4,402,850
Forsoft Ltd. (a)(c)	831,800	6,446,450
Foundry Networks, Inc.	90,600	9,966,000
Go2Net, Inc. (a)	148,100	7,451,281
Infonet Services Corp. Class B	361,320	4,313,258
Macromedia, Inc. (a)	208,400	20,149,675
Mentor Graphics Corp. (a)	230,400	4,579,200
Micromuse, Inc. (a)	42,000	6,950,344

	Shares	Value (Note 1)
Microsoft Corp. (a)	59,070	$ 4,725,600
National Computer Systems, Inc.	130,500	6,427,125
National Instrument Corp. (a)	28,500	1,243,313
Nuance Communications, Inc.	43,200	3,599,100
Oracle Corp. (a)	298,900	25,126,281
Paychex, Inc.	61,500	2,583,000
Polycom, Inc. (a)	127,250	11,973,430
Rational Software Corp. (a)	413,600	38,438,950
SEI Investments Co.	46,600	1,855,263
Siebel Systems, Inc. (a)	74,900	12,250,831
Software.com, Inc.	48,800	6,337,900
The Bisys Group (a)	58,900	3,622,350
Unisys Corp. (a)	1,682,358	24,499,338
VeriSign, Inc. (a)	14,500	2,559,250
Vignette Corp. (a)	16,900	879,064
webMethods, Inc.	13,200	2,074,875
		521,909,805
Computers & Office Equipment - 4.2%
Apple Computer, Inc. (a)	199,300	10,438,338
Brocade Communications Systems, Inc. (a)	520,000	95,411,875
Canon, Inc.	406,000	20,452,251
CDW Computer Centers, Inc. (a)	61,700	3,856,250
Copper Mountain Networks, Inc.	66,100	5,825,063
Dell Computer Corp. (a)	432,100	21,307,931
Diebold, Inc.	346,000	9,644,750
EMC Corp. (a)	249,600	19,203,600
Extreme Networks, Inc. (a)	22,300	2,352,650
Handspring, Inc.	12,700	342,900
Hewlett-Packard Co.	738,050	92,163,994
Insight Enterprises, Inc. (a)	108,800	6,453,200
Juniper Networks, Inc.	77,600	11,295,650
Network Appliance, Inc. (a)	34,500	2,777,250
Oak Technology, Inc. (a)	162,800	3,510,375
Palm, Inc.	318,200	10,619,925
RSA Security, Inc. (a)	82,800	5,733,900
Sun Microsystems, Inc. (a)	851,700	77,451,469
Symbol Technologies, Inc.	510,860	27,586,440
		426,427,811
Electronic Instruments - 1.9%
Agilent Technologies, Inc.	1,010,574	74,529,833
LAM Research Corp. (a)	200	7,500
Lernout & Hauspie Speech Products NV (a)	129,600	5,710,500
Novellus Systems, Inc. (a)	276,300	15,628,219
PerkinElmer, Inc.	48,250	3,190,531
Tektronix, Inc.	82,300	6,090,200
Teradyne, Inc. (a)	143,800	10,569,300
Thermo Electron Corp. (a)	1,149,050	24,201,866
Waters Corp. (a)	480,600	59,984,888
		199,912,837
Electronics - 5.4%
Altera Corp. (a)	152,900	15,586,244
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Amphenol Corp. Class A (a)	62,100	$ 4,110,244
Analog Devices, Inc. (a)	224,200	17,039,200
Arrow Electronics, Inc. (a)	52,100	1,615,100
Broadcom Corp. Class A (a)	94,900	20,777,169
Conexant Systems, Inc. (a)	68,500	3,330,813
Fairchild Semiconductor International, Inc. Class A	62,000	2,511,000
Flextronics International Ltd. (a)	178,000	12,226,375
Infineon Technologies AG sponsored ADR (a)	561,500	44,498,875
Intel Corp.	24,580	3,286,039
Intersil Holding Corp. Class A	134,400	7,266,000
JDS Uniphase Corp. (a)	50,900	6,101,638
Kyocera Corp.	232,600	39,963,589
Linear Technology Corp.	347,900	22,243,856
LSI Logic Corp. (a)	152,400	8,248,650
Merix Corp. (a)	20,700	972,900
Micron Technology, Inc. (a)	1,457,600	128,359,900
Molex, Inc. Class A	143,200	5,012,000
National Semiconductor Corp. (a)	46,700	2,650,225
NVIDIA Corp. (a)	277,600	17,644,950
Power-One, Inc. (a)	45,500	5,184,156
Sanmina Corp. (a)	130,600	11,166,300
STMicroelectronics NV (NY Shares)	234,600	15,058,388
TDK Corp.	67,000	9,631,013
Texas Instruments, Inc.	1,479,200	101,602,550
Vitesse Semiconductor Corp. (a)	280,800	20,656,350
Xilinx, Inc. (a)	213,500	17,627,094
Zoran Corp. (a)	162,400	10,708,250
		555,078,868
TOTAL TECHNOLOGY		2,457,084,720
TRANSPORTATION - 1.5%
Air Transportation - 0.5%
Continental Airlines, Inc. Class B (a)	385,900	18,137,300
Ryanair Holdings PLC sponsored ADR (a)	341,700	12,472,050
Southwest Airlines Co.	1,265,387	23,963,266
		54,572,616
Railroads - 0.1%
Canadian Pacific Ltd.	245,200	6,359,797
Trucking & Freight - 0.9%
C.H. Robinson Worldwide, Inc.	418,700	20,725,650
Expeditors International of Washington, Inc.	229,400	10,896,500
Forward Air Corp. (a)	17,200	688,000
Ocean Group PLC(OLD)	1,781,680	29,460,613

	Shares	Value (Note 1)
Swift Transportation Co., Inc. (a)	1,093,300	$ 15,306,200
United Parcel Service, Inc. Class B	281,700	16,620,300
		93,697,263
TOTAL TRANSPORTATION		154,629,676
UTILITIES - 9.6%
Cellular - 4.8%
AT&T Corp. - Wireless Group	939,700	26,194,138
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	37,300	6,632,406
Crown Castle International Corp. (a)	494,800	18,060,200
Dobson Communications Corp. Class A	69,600	1,339,800
Nextel Communications, Inc. Class A (a)	1,869,900	114,414,506
NTT DoCoMo, Inc.	1,141	30,887,287
Sprint Corp. - PCS Group Series 1 (a)	2,093,000	124,533,500
Triton PCS Holdings, Inc. Class A	439,730	25,394,408
Vodafone AirTouch PLC sponsored ADR	3,203,400	132,740,888
VoiceStream Wireless Corp. (a)	46,750	5,436,879
		485,634,012
Electric Utility - 0.7%
AES Corp. (a)	1,018,900	46,487,313
Calpine Corp. (a)	130,700	8,593,525
DPL, Inc.	68,800	1,509,300
Duke Energy Corp.	128,400	7,238,550
Northern States Power Co.	313,400	6,326,763
NRG Energy, Inc.	248,100	4,527,825
		74,683,276
Gas - 0.5%
Dynegy, Inc. Class A	700,656	47,863,563
Enron Corp.	61,300	3,953,850
		51,817,413
Telephone Services - 3.6%
Allegiance Telecom, Inc. (a)	231,280	14,801,920
BellSouth Corp.	1,588,200	67,697,025
Cable & Wireless PLC sponsored ADR	734,900	36,790,931
DDI Corp.	2,103	20,232,598
Energis PLC (a)	219,335	8,245,079
McLeodUSA, Inc. Class A (a)	2,005,074	41,479,968
Metromedia Fiber Network, Inc. Class A (a)	56,300	2,234,406
NEXTLINK Communications, Inc. Class A	492,400	18,680,425
Nippon Telegraph & Telephone Corp.	3,410	45,350,879
Qwest Communications International, Inc. (a)	889,944	44,219,093
SBC Communications, Inc.	69,106	2,988,835
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
Time Warner Telecom, Inc. Class A	80,203	$ 5,163,068
U.S. WEST, Inc.	730,400	62,631,800
		370,516,027
TOTAL UTILITIES		982,650,728
TOTAL COMMON STOCKS (Cost $7,454,454,140)		9,235,832,817
U.S. Treasury Obligations - 2.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.6% to 5.62% 8/17/00 (e)	-	$ 2,000,000	1,985,950
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa	22,500,000	20,636,775
6.125% 11/15/27	Aaa	63,000,000	62,862,030
6.375% 8/15/27	Aaa	66,000,000	67,969,440
6.5% 11/15/26	Aaa	20,000,000	20,890,600
6.75% 8/15/26	Aaa	9,900,000	10,653,291
6.875% 8/15/25	Aaa	36,500,000	39,779,160
7.625% 2/15/25	Aaa	9,500,000	11,233,750
TOTAL U.S. TREASURY OBLIGATIONS (Cost $235,882,664)			236,010,996
Cash Equivalents - 7.4%
	Shares
Central Cash Collateral Fund, 6.71% (b)	125,228,100	125,228,100
Taxable Central Cash Fund, 6.59% (b)	628,988,088	628,988,088
TOTAL CASH EQUIVALENTS (Cost $754,216,188)		754,216,188
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $8,444,552,992)		10,226,060,001
NET OTHER ASSETS - 0.3%		32,329,993
NET ASSETS - 100%		$ 10,258,389,994
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
150 S&P 500 Stock Index Contracts	Sept. 2000	$ 55,053,750	$ (206,670)
The face value of futures purchased as a percentage of net assets - 0.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ -	$ -	$ 6,446,450
PJ America, Inc.	-	-	-	5,671,575
TOTALS	$ -	$ -	$ -	$ 12,118,025

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,187,000 or 0.1%
of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,985,950.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $8,415,238,617 and $8,270,968,679, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $740,575,595 and $702,738,997, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $336,878 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $122,412,563. The fund received cash collateral of $125,228,100 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.5%
United Kingdom	4.6
Japan	3.9
Canada	2.9
Others (individually less than 1%)	4.1
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $8,536,447,288. Net unrealized appreciation aggregated $1,689,612,713, of which $2,107,965,785 related to appreciated investment securities and $418,353,072 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $8,444,552,992) - See accompanying schedule		$ 10,226,060,001
Foreign currency held at value (cost $3,198,136)		3,200,762
Receivable for investments sold		227,343,121
Receivable for fund shares sold		5,795,420
Dividends receivable		6,174,594
Interest receivable		8,752,007
Receivable for daily variation on futures contracts		394,650
Other receivables		1,705,788
Total assets		10,479,426,343
Liabilities
Payable for investments purchased	$ 88,850,142
Payable for fund shares redeemed	1,847,512
Accrued management fee	4,877,662
Distribution fees payable	94,923
Other payables and accrued expenses	138,010
Collateral on securities loaned, at value	125,228,100
Total liabilities		221,036,349
Net Assets		$ 10,258,389,994
Net Assets consist of:
Paid in capital		$ 8,001,539,614
Undistributed net investment income		28,658,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		446,882,094
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,781,310,080
Net Assets		$ 10,258,389,994
Initial Class: Net Asset Value, offering price and redemption price per share ($9,119,275,383 ÷ 363,406,993 shares)		$25.09
Service Class: Net Asset Value, offering price and redemption price per share ($1,110,439,215 ÷ 44,361,957 shares)		$25.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($28,675,396 ÷ 1,146,087 shares)		$25.02

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 27,621,948
Interest		31,147,532
Security lending		1,347,457
Total income		60,116,937
Expenses
Management fee	$ 28,674,384
Transfer agent fees	3,272,693
Distribution fees	484,572
Accounting and security lending fees	450,247
Non-interested trustees' compensation	15,815
Custodian fees and expenses	315,685
Registration fees	43,475
Audit	31,520
Legal	36,304
Miscellaneous	70,060
Total expenses before reductions	33,394,755
Expense reductions	(1,509,996)	31,884,759
Net investment income		28,232,178
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	529,036,819
Foreign currency transactions	41,699
Futures contracts	(2,603,401)	526,475,117
Change in net unrealized appreciation (depreciation) on:
Investment securities	(684,382,795)
Assets and liabilities in foreign currencies	11,087
Futures contracts	(216,147)	(684,587,855)
Net gain (loss)		(158,112,738)
Net increase (decrease) in net assets resulting from operations		$ (129,880,560)
Other Information Expense reductions Directed brokerage arrangements		$ 1,501,131
Custodian credits		8,865
		$ 1,509,996

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 28,232,178	$ 37,064,074
Net realized gain (loss)	526,475,117	1,238,554,251
Change in net unrealized appreciation (depreciation)	(684,587,855)	533,893,873
Net increase (decrease) in net assets resulting from operations	(129,880,560)	1,809,512,198
Distributions to shareholders From net investment income	(34,082,876)	(32,779,255)
From net realized gain	(1,237,208,385)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	1,879,217,135	1,702,847,259
Total increase (decrease) in net assets	478,045,314	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $28,658,206 and $34,775,260, respectively)	$ 10,258,389,994	$ 9,780,344,680

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	31,827,829	$ 821,871,536	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(22,956,691)	(590,350,809)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	54,524,472	$ 1,393,398,071	47,451,606	$ 1,182,789,864
Service Class Sold	14,727,745	$ 380,358,381	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,238	291,308	6,968,091
Redeemed	(1,309,500)	(32,733,410)	(669,866)	(17,161,230)
Net increase (decrease)	17,724,120	$ 456,994,209	20,390,180	$ 520,057,395
Service Class 2 A Sold	1,156,782	$ 29,090,053	-	$ -
Reinvested	1,759	44,679	-	-
Redeemed	(12,454)	(309,877)	-	-
Net increase (decrease)	1,146,087	$ 28,824,855	-	$ -
Distributions From net investment income Initial Class		$ 31,149,527		$ 31,943,084
Service Class		2,932,151		836,171
Service Class 2 A		1,198		-
Total		$ 34,082,876		$ 32,779,255
From net realized gain Initial Class		$ 1,130,727,819		$ 234,249,282
Service Class		106,437,085		6,131,920
Service Class 2 A		43,481		-
Total		$ 1,237,208,385		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79	$ 10.00
Income from Investment Operations
Net investment income	.07 C	.12 C	.13 C	.16 C	.14	.06
Net realized and unrealized gain (loss)	(.40)	5.59	5.54	3.73	2.76	3.91
Total from investment operations	(.33)	5.71	5.67	3.89	2.90	3.97
Less Distributions
From net investment income	(.10)	(.12)	(.14)	(.14)	-	(.06)
From net realized gain	(3.63)	(.88)	(1.03)	(.37)	(.13)	(.12)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)	(.18)
Net asset value, end of period	$ 25.09	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Total Return B, G	(1.31)%	24.25%	29.98%	24.14%	21.22%	39.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,119,275	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103	$ 877,000
Ratio of expenses to average net assets	.66% A	.67%	.70%	.71%	.74%	.72%
Ratio of expenses to average net assets after expense reductions	.63% A, F	.65% F	.66% F	.68% F	.71% F	.72%
Ratio of net investment income to average net assets	.58% A	.48%	.62%	.90%	1.33%	1.07%
Portfolio turnover	178% A	172%	201%	142%	178%	132%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 D
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income C	.06	.10	.11	.03
Net realized and unrealized gain (loss)	(.40)	5.58	5.55	(.09)
Total from investment operations	(.34)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.10)	(.12)	(.14)	-
From net realized gain	(3.63)	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 25.03	$ 29.10	$ 24.42	$ 19.93
Total Return B, G	(1.36)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,110,439	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76% A	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.73% A, F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.47% A	.37%	.53%	1.14% A
Portfolio turnover	178% A	172%	201%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

E For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income C	.04
Net realized and unrealized gain (loss)	.51 G
Total from investment operations	.55
Less Distributions
From net investment income	(.10)
From net realized gain	(3.63)
Total distributions	(3.73)
Net asset value, end of period	$ 25.02
Total Return B, F	1.75%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 28,675
Ratio of expenses to average net assets	.91% A
Ratio of expenses to average net assets after expense reductions	.88% A, E
Ratio of net investment income to average net assets	.32% A
Portfolio turnover	178% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class	-5.74%	16.63%	18.53%
S&P 500	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,441 - a 154.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.2
Cisco Systems, Inc.	4.2
Eli Lilly & Co.	2.9
Intel Corp.	2.7
Oracle Corp.	2.4
16.4
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.8
Finance	11.8
Health	10.3
Energy	6.4
Utilities	5.8
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 93.6%
Short-Term Investments and Net Other Assets 6.4%

* Foreign investments 10.0%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunitites Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bettina Doulton became Portfolio Manager of Growth Opportunities Portfolio on February 1, 2000.

Q. How did the fund perform, Bettina?

A. For the six-month period ending June 30, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -0.42%. For the 12-month period that ended June 30, 2000, the fund also trailed the S&P 500, which returned 7.25%.

Q. Why did the fund underperform its benchmark?

A. Early in the period, the fund was considerably underweighted in technology and telecommunications - the sectors that drove equity markets to record heights. Our lack of exposure here was a big detractor from performance. After taking over the fund in February, I repositioned it to be more in line with expectations - with more of a growth emphasis than a value proposition - and increased the tech position to approximately 43% of net assets at the end of the period, compared to just over 16% six months ago.

Q. Was that strategy successful?

A. On a short-term basis, the repositioning seemed poorly timed. Fund performance was negatively affected by the massive rotation away from technology that began in mid-March and lasted through the end of May. Several factors contributed to the tech sell-off: interest-rate hikes, fears of a slowdown in earnings growth, high valuations and illiquidity. Tech stocks did rebound in June, however, and the fund more than doubled the return of the S&P for the month.

Q. What other changes did you make to the fund since taking over?

A. In light of margin pressures and credit concerns in the finance sector, I reduced the sector's aggregate weighting to 11.8% of net assets compared to 20.6% six months ago. I also shifted the sector's asset allocation, reducing the fund's positions in regional banks, mortgage insurance companies and GSEs - government-sponsored enterprises such as Fannie Mae and Freddie Mac - while adding more capital markets exposure, which was a plus. Two other moves also helped. I reduced the fund's consumer nondurables holdings, largely due to the elimination of the Philip Morris position. I was less enamored with the company's fundamental prospects than my predecessor. I also eliminated the fund's bond position, as I expect to focus largely on equity investments.

Q. Which stocks were among the best absolute contributors?

A. Despite the technology sector's spring decline, six of the fund's 10 best-performing stocks came from that area. Most are very familiar names: Micron Technology, Intel, Oracle, Adobe Systems, Analog Devices and Nortel. All benefited from the growth prospects surrounding the rapid acceleration and penetration of Internet- and wireless-related communications. General Electric, the fund's largest holding at the end of the period, also was a strong contributor. GE experienced an acceleration in revenue and profit growth due to market share gains, acquisitions and strong global economies. Eli Lilly was another winner, benefiting from investor appreciation of its strong product pipeline and increased confidence in the company's earnings growth potential.

Q. Which stocks did not perform as well as you expected?

A. Although I have reduced these positions dramatically since taking over the fund, Fannie Mae and Freddie Mac significantly detracted from performance during the period. Several factors caused the underperformance of these stocks, including the Federal Reserve Board's recent string of interest-rate hikes and increased political bantering about capital ratios and funding requirements. Two other disappointments were retailers Home Depot and Wal-Mart. Despite continuing to deliver strong results, these stocks came under pressure as investors grew increasingly concerned that results would come under pressure due to slowing consumer spending caused by interest-rate increases.

Q. What is your outlook, Bettina?

A. It comes down to whether the technology sector's recent struggle was a short-term rotation or a permanent change in leadership. I believe it was just a violent short-term rotation similar to what we experienced at this time last year. On a medium-term basis, I expect the companies that are the enablers of our networked, communications economy - those that provide servers, data storage, fiber optics, etc. - are going to lead, because we still appear to be in the early stages of the "e-economy" build out.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$1.5 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Boeing Co.	374,200	$ 15,646,238
Textron, Inc.	30,200	1,640,238
		17,286,476
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.3%
Praxair, Inc.	122,000	4,567,375
ENERGY - 6.4%
Energy Services - 1.3%
Baker Hughes, Inc.	36,700	1,174,400
Halliburton Co.	272,200	12,844,438
Schlumberger Ltd. (NY Shares)	92,300	6,887,888
		20,906,726
Oil & Gas - 5.1%
BP Amoco PLC sponsored ADR	221,190	12,511,059
Chevron Corp.	27,000	2,289,938
Conoco, Inc. Class B	97,868	2,403,883
Cooper Cameron Corp. (a)	72,300	4,771,800
Exxon Mobil Corp.	417,300	32,758,050
Royal Dutch Petroleum Co. (NY Shares)	178,300	10,976,594
Tosco Corp.	257,300	7,284,806
TotalFinaElf SA:
Class B	6,153	947,562
sponsored ADR	94,405	7,251,484
		81,195,176
TOTAL ENERGY		102,101,902
FINANCE - 11.8%
Banks - 1.1%
Bank of America Corp.	65,200	2,803,600
Bank of Tokyo-Mitsubishi Ltd.	255,000	3,081,070
Bank of Tokyo-Mitsubishi Ltd. ADR	44,500	539,563
Chase Manhattan Corp.	232,800	10,723,350
		17,147,583
Credit & Other Finance - 2.9%
American Express Co.	499,400	26,031,225
Citigroup, Inc.	340,200	20,497,050
		46,528,275
Federal Sponsored Credit - 4.1%
Fannie Mae	712,400	37,178,375
Freddie Mac	688,000	27,864,000
		65,042,375
Insurance - 2.2%
Allmerica Financial Corp.	41,500	2,173,563
American International Group, Inc.	184,175	21,640,563
CIGNA Corp.	92,812	8,677,922

	Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	13,700	$ 766,344
The Chubb Corp.	37,200	2,287,800
		35,546,192
Securities Industry - 1.5%
Daiwa Securities Group, Inc.	72,000	950,764
Morgan Stanley Dean Witter & Co.	155,900	12,978,675
Nomura Securities Co. Ltd.	391,000	9,570,317
		23,499,756
TOTAL FINANCE		187,764,181
HEALTH - 10.3%
Drugs & Pharmaceuticals - 9.0%
American Home Products Corp.	82,900	4,870,375
Amgen, Inc.	71,300	5,008,825
Bristol-Myers Squibb Co.	373,600	21,762,200
Eli Lilly & Co.	466,400	46,581,700
Merck & Co., Inc.	149,200	11,432,450
Pfizer, Inc.	449,693	21,585,264
Schering-Plough Corp.	650,600	32,855,300
		144,096,114
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	102,200	4,554,288
Johnson & Johnson	148,300	15,108,063
		19,662,351
TOTAL HEALTH		163,758,465
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
Electrical Equipment - 4.2%
General Electric Co.	1,269,700	67,294,088
Industrial Machinery & Equipment - 1.1%
Deere & Co.	156,600	5,794,200
Ingersoll-Rand Co.	60,400	2,431,100
Tyco International Ltd.	194,200	9,200,225
		17,425,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		84,719,613
MEDIA & LEISURE - 4.7%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	501,244	12,155,167
Charter Communications, Inc.	167,700	2,756,569
Comcast Corp. Class A (special) (a)	77,500	3,138,750
Cox Communications, Inc. Class A (a)	78,213	3,563,580
Infinity Broadcasting Corp. Class A (a)	23,400	852,638
Time Warner, Inc.	89,500	6,802,000
Univision Communications, Inc. Class A (a)	6,100	631,350
		29,900,054
Entertainment - 2.2%
Fox Entertainment Group, Inc. Class A (a)	239,400	7,271,775
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - continued
Viacom, Inc. Class B (non-vtg.) (a)	328,428	$ 22,394,684
Walt Disney Co.	133,500	5,181,469
		34,847,928
Publishing - 0.1%
McGraw-Hill Companies, Inc.	35,400	1,911,600
Restaurants - 0.5%
McDonald's Corp.	268,700	8,850,306
TOTAL MEDIA & LEISURE		75,509,888
NONDURABLES - 0.5%
Beverages - 0.1%
The Coca-Cola Co.	27,300	1,568,044
Household Products - 0.4%
Avon Products, Inc.	16,900	752,050
Clorox Co.	41,700	1,868,681
Procter & Gamble Co.	67,320	3,854,070
		6,474,801
TOTAL NONDURABLES		8,042,845
RETAIL & WHOLESALE - 4.6%
General Merchandise Stores - 2.5%
Kohls Corp. (a)	56,400	3,137,250
Target Corp.	119,400	6,925,200
Wal-Mart Stores, Inc.	533,700	30,754,463
		40,816,913
Retail & Wholesale, Miscellaneous - 2.1%
Home Depot, Inc.	394,000	19,675,375
Lowe's Companies, Inc.	320,900	13,176,956
		32,852,331
TOTAL RETAIL & WHOLESALE		73,669,244
SERVICES - 0.0%
Advertising - 0.0%
Interpublic Group of Companies, Inc.	13,800	593,400
Services - 0.0%
Gartner Group, Inc. Class B (a)	106	1,047
TOTAL SERVICES		594,447
TECHNOLOGY - 42.8%
Communications Equipment - 11.1%
Ciena Corp. (a)	61,700	10,284,619
Cisco Systems, Inc. (a)	1,046,300	66,505,444
Corning, Inc.	50,500	13,628,688
Lucent Technologies, Inc.	226,200	13,402,350
Nokia AB sponsored ADR	533,900	26,661,631

	Shares	Value (Note 1)
Nortel Networks Corp.	481,200	$ 33,380,101
Telefonaktiebolaget LM Ericsson sponsored ADR	665,500	13,310,000
		177,172,833
Computer Services & Software - 9.9%
Adobe Systems, Inc.	134,700	17,511,000
Amazon.com, Inc. (a)	10,200	370,388
America Online, Inc. (a)	266,600	14,063,150
Automatic Data Processing, Inc.	224,300	12,014,069
BEA Systems, Inc. (a)	75,100	3,712,756
BroadVision, Inc. (a)	111,400	5,660,513
Computer Sciences Corp. (a)	9,700	724,469
E.piphany, Inc.	13,000	1,393,438
First Data Corp.	61,700	3,061,863
i2 Technologies, Inc. (a)	25,800	2,690,053
InfoSpace.com, Inc. (a)	47,000	2,596,750
Microsoft Corp. (a)	242,100	19,368,000
Oracle Corp. (a)	456,600	38,382,939
Phone.com, Inc.	24,100	1,569,513
Redback Networks, Inc.	16,100	2,883,913
Siebel Systems, Inc. (a)	93,500	15,293,094
VeriSign, Inc. (a)	82,537	14,567,781
Yahoo!, Inc. (a)	23,000	2,849,125
		158,712,814
Computers & Office Equipment - 7.2%
Compaq Computer Corp.	285,500	7,298,094
Dell Computer Corp. (a)	217,200	10,710,675
EMC Corp. (a)	270,500	20,811,594
Hewlett-Packard Co.	76,600	9,565,425
International Business Machines Corp.	34,100	3,736,081
Network Appliance, Inc. (a)	154,700	12,453,350
SCI Systems, Inc. (a)	490,600	19,225,388
Sun Microsystems, Inc. (a)	345,200	31,391,625
		115,192,232
Electronic Instruments - 2.8%
Agilent Technologies, Inc.	86,915	6,409,981
Applied Materials, Inc. (a)	178,900	16,212,813
KLA-Tencor Corp. (a)	118,600	6,945,513
LAM Research Corp. (a)	404,000	15,150,000
		44,718,307
Electronics - 11.8%
Analog Devices, Inc. (a)	245,100	18,627,600
Broadcom Corp. Class A (a)	7,100	1,554,456
Flextronics International Ltd. (a)	119,171	8,185,558
Intel Corp.	316,500	42,312,094
JDS Uniphase Corp. (a)	116,200	13,929,475
Methode Electronics, Inc. Class A	4,300	166,088
Micron Technology, Inc. (a)	335,200	29,518,550
Molex, Inc. Class A	145,810	5,103,350
Motorola, Inc.	60,000	1,743,750
National Semiconductor Corp. (a)	228,600	12,973,050
Samsung Electronics Co. Ltd.	2,800	926,616
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Sanmina Corp. (a)	59,500	$ 5,087,250
SDL, Inc. (a)	13,700	3,907,069
Texas Instruments, Inc.	541,900	37,221,756
Xilinx, Inc. (a)	83,700	6,910,481
		188,167,143
TOTAL TECHNOLOGY		683,963,329
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
Southwest Airlines Co.	31,500	596,531
UTILITIES - 5.8%
Cellular - 4.5%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	34,100	6,063,406
Nextel Communications, Inc. Class A (a)	291,000	17,805,563
Nextel Partners, Inc. Class A	2,500	81,406
QUALCOMM, Inc. (a)	27,800	1,668,000
Sprint Corp. - PCS Group Series 1 (a)	316,800	18,849,600
Vodafone AirTouch PLC	122,991	509,643
Vodafone AirTouch PLC sponsored ADR	378,900	15,700,669
VoiceStream Wireless Corp. (a)	91,800	10,676,053
		71,354,340
Electric Utility - 0.3%
AES Corp. (a)	113,000	5,155,625
Telephone Services - 1.0%
Level 3 Communications, Inc. (a)	105,100	9,248,800
NEXTLINK Communications, Inc. Class A	132,800	5,038,100
U.S. WEST, Inc.	16,300	1,397,725
		15,684,625
TOTAL UTILITIES		92,194,590
TOTAL COMMON STOCKS (Cost $1,159,260,000)		1,494,768,886
Cash Equivalents - 6.9%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	1,235,200	$ 1,235,200
Taxable Central Cash Fund, 6.59% (b)	109,058,384	109,058,384
TOTAL CASH EQUIVALENTS (Cost $110,293,584)		110,293,584
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,269,553,584)	1,605,062,470
NET OTHER ASSETS - (0.5)%	(7,485,639)
NET ASSETS - 100%	$ 1,597,576,831
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,110,429,310 and $1,386,467,463, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $2,939,068 and $2,727,952, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,941 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,236,406. The fund received cash collateral of $1,235,200 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
Canada	2.1
United Kingdom	1.8
Finland	1.7
Others (individually less than 1%)	4.4
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,270,414,331. Net unrealized appreciation aggregated $334,648,139, of which $383,735,051 related to appreciated investment securities and $49,086,912 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportuntities Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,269,553,584) - See accompanying schedule		$ 1,605,062,470
Foreign currency held at value (cost $869,073)		869,422
Receivable for investments sold		18,787,103
Receivable for fund shares sold		2,992,234
Dividends receivable		563,371
Interest receivable		475,311
Other receivables		13,116
Total assets		1,628,763,027
Liabilities
Payable to custodian bank	$ 1,150,566
Payable for investments purchased	27,237,658
Payable for fund shares redeemed	663,655
Accrued management fee	760,615
Distribution fees payable	30,888
Other payables and accrued expenses	107,614
Collateral on securities loaned, at value	1,235,200
Total liabilities		31,186,196
Net Assets		$ 1,597,576,831
Net Assets consist of:
Paid in capital		$ 1,297,693,607
Undistributed net investment income		1,554,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,177,356)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,506,057
Net Assets		$ 1,597,576,831
Initial Class: Net Asset Value, offering price and redemption price per share ($1,222,937,712 ÷ 59,348,075 shares)		$20.61
Service Class: Net Asset Value, offering price and redemption price per share ($370,163,567 ÷ 17,987,163 shares)		$20.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,475,552 ÷ 217,616 shares)		$20.57

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 4,944,088
Interest		2,196,303
Security lending		43,224
Total income		7,183,615
Expenses
Management fee	$ 4,713,628
Transfer agent fees	531,307
Distribution fees	171,473
Accounting and security lending fees	182,021
Non-interested trustees' compensation	2,651
Custodian fees and expenses	44,138
Registration fees	956
Audit	17,449
Legal	7,156
Reports to shareholders	7,396
Miscellaneous	395
Total expenses before reductions	5,678,570
Expense reductions	(279,920)	5,398,650
Net investment income		1,784,965
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(31,567,618)
Foreign currency transactions	(17,618)
Futures contracts	(211,116)	(31,796,352)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(41,408,261)
Assets and liabilities in foreign currencies	105	(41,408,156)
Net gain (loss)		(73,204,508)
Net increase (decrease) in net assets resulting from operations		$ (71,419,543)
Other Information Expense reductions Directed brokerage arrangements		$ 276,910
Custodian credits		3,010
		$ 279,920

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999

Operations Net investment income	$ 1,784,965	$ 21,853,752
Net realized gain (loss)	(31,796,352)	109,839,194
Change in net unrealized appreciation (depreciation)	(41,408,156)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(71,419,543)	76,769,847
Distributions to shareholders From net investment income	(21,794,226)	(17,518,652)
From net realized gain	(111,302,559)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(84,271,368)	140,493,459
Total increase (decrease) in net assets	(288,787,696)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $1,554,523 and $21,419,780, respectively)	$ 1,597,576,831	$ 1,886,364,527

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,804,052	$ 162,982,845	14,140,894	$ 318,792,928
Reinvested	5,190,171	107,280,842	2,116,413	45,714,518
Redeemed	(20,232,012)	(422,309,444)	(18,293,067)	(412,962,598)
Net increase (decrease)	(7,237,789)	$ (152,045,757)	(2,035,760)	$ (48,455,152)
Service Class Sold	3,431,508	$ 71,121,191	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,498	217,292	4,691,331
Redeemed	(1,604,623)	(33,520,138)	(1,230,823)	(27,601,312)
Net increase (decrease)	3,076,691	$ 63,409,551	8,371,609	$ 188,948,611
Service Class 2 A Sold	234,557	$ 4,716,010	-	$ -
Reinvested	361	7,445	-	-
Redeemed	(17,302)	(358,617)	-	-
Net increase (decrease)	217,616	$ 4,364,838	-	$ -
Distributions From net investment income Initial Class		$ 17,669,786		$ 15,930,817
Service Class		4,123,251		1,587,835
Service Class 2 A		1,189		-
Total		$ 21,794,226		$ 17,518,652
From net realized gain Initial Class		$ 89,611,056		$ 29,783,702
Service Class		21,685,247		3,103,496
Service Class 2 A		6,256		-
Total		$ 111,302,559		$ 32,887,198
		$ 133,096,785		$ 50,405,850

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income	.02 D	.27 D	.26 D	.29 D	.26	.11
Net realized and unrealized gain (loss)	(.86)	.66	4.29	4.18	2.12	3.14
Total from investment operations	(.84)	.93	4.55	4.47	2.38	3.25
Less Distributions
From net investment income	(.28)	(.23)	(.21)	(.25)	-	(.11)
From net realized gain	(1.42)	(.43)	(.73)	(.35)	(.05)	(.07)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)	(.18)
Net asset value, end of period	$ 20.61	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Total Return B, C	(3.65)%	4.27%	24.61%	29.95%	18.27%	32.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,222,938	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085	$ 164,303
Ratio of expenses to average net assets	.67% A	.69%	.71%	.74%	.77%	.85% G
Ratio of expenses to average net assets after expense reductions	.64% A, H	.68% H	.70% H	.73% H	.76% H	.83% H
Ratio of net investment income to average net assets	.24% A	1.20%	1.27%	1.68%	2.29%	2.49%
Portfolio turnover	138% A	42%	29%	26%	28%	38%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.01	.25	.23	.04
Net realized and unrealized gain (loss)	(.86)	.66	4.30	.73
Total from investment operations	(.85)	.91	4.53	.77
Less Distributions
From net investment income	(.27)	(.22)	(.21)	-
From net realized gain	(1.42)	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 20.58	$ 23.12	$ 22.86	$ 19.27
Total ReturnB, C	(3.70)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 370,164	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.77% A	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.74% A, H	.78% H	.79% H	.83% A, H
Ratio of net investment income to average net assets	.14% A	1.09%	1.16%	1.72% A
Portfolio turnover	138% A	42%	29%	26%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 3, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income (loss) D	(.00)
Net realized and unrealized gain (loss)	(.44)
Total from investment operations	(.44)
Less Distributions
From net investment income	(.27)
From net realized gain	(1.42)
Total distributions	(1.69)
Net asset value, end of period	$ 20.57
Total Return B, C	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,476
Ratio of expenses to average net assets	.96% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.05)% A
Portfolio turnover	138% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned. C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,377,496,384.11	94.671
Against	12,255,144.99	0.842
Abstain	65,286,057.94	4.487
TOTAL	1,455,037,587.04	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 6

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,340,780,422.20	92.147
Against	27,115,319.81	1.864
Abstain	87,141,845.03	5.989
TOTAL	1,455,037,587.04	100.000

PROPOSAL 8

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,739,032.83	91.526
Against	27,683,762.48	1.903
Abstain	95,614,791.73	6.571
TOTAL	1,455,037,587.04	100.000

* Denotes trust-wide proposals and voting results.

PROPOSAL 10

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,323,899,985.14	90.987
Against	34,015,265.88	2.338
Abstain	97,122,336.02	6.675
TOTAL	1,455,037,587.04	100.000

PROPOSAL 13

Diversification - To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,328,921,810.70	91.332
Against	33,755,864.67	2.320
Abstain	92,359,911.67	6.348
TOTAL	1,455,037,587.04	100.000

PROPOSAL 14

Underwriting - To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,436,859.78	91.505
Against	31,609,505.60	2.173
Abstain	91,991,221.66	6.322
TOTAL	1,455,037,587.04	100.000

PROPOSAL 15

Concentration - To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,327,032,945.65	91.203
Against	34,495,489.11	2.370
Abstain	93,509,152.28	6.427
TOTAL	1,455,037,587.04	100.000

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class	-1.15%	17.79%
S&P 500	7.25%	22.43%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $17,741 - a 77.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,310 - a 103.10% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Microsoft Corp.	4.3
Exxon Mobil Corp.	4.2
Fannie Mae	3.9
Intel Corp.	3.8
Cisco Systems, Inc.	3.7
19.9
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.2
Finance	18.2
Utilities	10.0
Health	7.0
Energy	6.1
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks and Equity Futures 90.2%
Short-Term Investments and Net Other Assets 9.8%

* Foreign investments 6.2%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the six- and 12-month periods that ended June 30, 2000, the fund's returns fell short of the -0.42% and 7.25% returns recorded by the Standard & Poor's 500 Index, respectively.

Q. Why did the fund underperform the index during the past six months?

A. At the beginning of the period, one of the primary difficulties was an underweighting in the technology sector. This time period witnessed a speculative bubble in technology shares that finally burst in the spring of 2000, flattening many formerly high-flying technology stocks that had little or no earnings. The fund's emphasis on growth at a reasonable price prevented it from owning many of the best-performing stocks during this period. An overweighting in the finance sector, which faced a stiff headwind in the form of sharply higher interest rates, also undermined performance. Stock selection in the finance sector hurt as well, as a number of the fund's finance holdings detracted significantly from performance.

Q. The Federal Reserve Board raised short-term interest rates three times during the period. Why did you continue to overweight finance stocks, which tend to do poorly when rates rise?

A. Most of the overweighting was accounted for by two mortgage loan providers: Fannie Mae and Freddie Mac. These government-sponsored enterprises (GSEs) tend to be less sensitive to rising interest rates than banks, which I underweighted. Although the share prices of these two holdings did poorly during the period, they did not accurately reflect the earnings outlook, which remained excellent. Unfortunately, the herd instinct took over, and investors appeared to lump Fannie and Freddie with the rate-sensitive segments of the finance sector. Since the spring correction, however, investors have seemed more willing to evaluate stocks on the basis of earnings and other fundamental factors - a potentially positive development for these two stocks.

Q. What stocks did well for the fund?

A. Intel was one of the better performers. The stock firmed because of a shortage of microprocessors and expectations of improving personal computer demand in the second half of 2000. Intel also manufactures memory components for the cellular phone market, which experienced robust growth during the period. Another technology standout, Cisco Systems, has a significant share of the market for the routers used to expand the Internet. Drug giant Eli Lilly also per-
formed well. The company had a very successful test of Zovant, a new drug for treating sepsis, or blood poisoning. In addition, Lilly benefited from greater investor interest in drug stocks, which are thought to offer relatively stable earnings streams in a slowing economy.

Q. What stocks were disappointing?

A. The biggest detractor, Microsoft, received an unfavorable ruling in the federal government's antitrust suit against the company. The ruling may, despite the company's appeals, result in splitting Microsoft into two separate companies. In the consumer nondurables sector, Procter & Gamble fell sharply following a warning from the company that its earnings would fall short of analysts' estimates due, in part, to higher raw materials prices. Freddie Mac and Fannie Mae also made the list of stocks that detracted most from performance. This is a case where I felt that investors missed the boat - for the reasons I gave previously. Because of my strong conviction about these stocks, I used weakness in their prices as an opportunity to add to the fund's positions in them.

Q. What's your outlook, Louis?

A. Higher interest rates have begun to slow the economy, and I believe that more slowing can be expected over the next six to 12 months, as the Federal Reserve Board's series of interest-rate hikes percolates through the economy. While a slowing economy should alleviate concerns about inflation, it might also create a lot more earnings risk. With valuations relatively high, we probably will continue to see stocks punished severely when a company fails to meet earnings estimates. Investing in stocks with attractive growth prospects at reasonable prices is the fund's overall strategy, but finding companies that can deliver stable earnings growth under a variety of economic conditions also will be important in the period just ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of June 30, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; manager, Fidelity Growth & Income II, since 1998; various Fidelity Select Portfolios, 1992-1998; joined Fidelity in 1992

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Boeing Co.	181,300	$ 7,580,606
BASIC INDUSTRIES - 0.4%
Packaging & Containers - 0.4%
Ball Corp.	165,401	5,323,845
CONSTRUCTION & REAL ESTATE - 1.2%
Real Estate Investment Trusts - 1.2%
Equity Office Properties Trust	263,600	7,265,475
Equity Residential Properties Trust (SBI)	159,000	7,314,000
		14,579,475
DURABLES - 1.8%
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	118,700	9,792,750
Consumer Electronics - 1.0%
General Motors Corp. Class H (a)	139,800	12,267,450
TOTAL DURABLES		22,060,200
ENERGY - 6.1%
Energy Services - 0.8%
Schlumberger Ltd. (NY Shares)	123,700	9,231,113
Oil & Gas - 5.3%
BP Amoco PLC sponsored ADR	232,262	13,137,319
Exxon Mobil Corp.	661,528	51,929,948
		65,067,267
TOTAL ENERGY		74,298,380
FINANCE - 18.2%
Banks - 4.2%
Bank of New York Co., Inc.	536,700	24,956,550
Mellon Financial Corp.	316,900	11,547,044
Wachovia Corp.	271,200	14,712,600
		51,216,194
Credit & Other Finance - 3.7%
American Express Co.	298,600	15,564,525
Associates First Capital Corp. Class A	1,363,000	30,411,938
		45,976,463
Federal Sponsored Credit - 7.3%
Fannie Mae	918,200	47,918,563
Freddie Mac	1,021,132	41,355,846
		89,274,409
Insurance - 0.9%
American International Group, Inc.	76,537	8,993,098
PMI Group, Inc.	47,800	2,270,500
		11,263,598
Securities Industry - 2.1%
Charles Schwab Corp.	218,150	7,335,294

	Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	68,200	$ 7,843,000
Morgan Stanley Dean Witter & Co.	127,200	10,589,400
		25,767,694
TOTAL FINANCE		223,498,358
HEALTH - 7.0%
Drugs & Pharmaceuticals - 6.4%
Allergan, Inc.	90,600	6,749,700
Bristol-Myers Squibb Co.	447,100	26,043,575
Eli Lilly & Co.	385,400	38,491,825
Merck & Co., Inc.	91,100	6,980,538
		78,265,638
Medical Equipment & Supplies - 0.6%
Baxter International, Inc.	109,500	7,699,219
TOTAL HEALTH		85,964,857
INDUSTRIAL MACHINERY & EQUIPMENT - 4.5%
Electrical Equipment - 2.6%
General Electric Co.	599,700	31,784,100
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	144,700	4,901,713
Ingersoll-Rand Co.	132,400	5,329,100
Tyco International Ltd.	266,720	12,635,860
		22,866,673
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		54,650,773
MEDIA & LEISURE - 5.8%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	230,500	9,335,250
EchoStar Communications Corp. Class A (a)	327,800	10,853,253
Infinity Broadcasting Corp. Class A (a)	408,825	14,896,561
Pegasus Communications Corp. (a)	282,900	13,879,781
		48,964,845
Entertainment - 0.7%
Walt Disney Co.	217,800	8,453,363
Publishing - 1.1%
McGraw-Hill Companies, Inc.	256,500	13,851,000
TOTAL MEDIA & LEISURE		71,269,208
NONDURABLES - 3.4%
Foods - 1.1%
Bestfoods	166,700	11,543,975
Nabisco Holdings Corp. Class A	43,800	2,299,500
		13,843,475
Household Products - 0.2%
Procter & Gamble Co.	40,300	2,307,175
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Tobacco - 2.1%
Philip Morris Companies, Inc.	941,760	$ 25,015,500
TOTAL NONDURABLES		41,166,150
RETAIL & WHOLESALE - 5.6%
Drug Stores - 0.9%
Walgreen Co.	322,500	10,380,469
General Merchandise Stores - 2.5%
Wal-Mart Stores, Inc.	539,800	31,105,975
Retail & Wholesale, Miscellaneous - 2.2%
Bed Bath & Beyond, Inc. (a)	233,900	8,478,875
Home Depot, Inc.	374,000	18,676,625
		27,155,500
TOTAL RETAIL & WHOLESALE		68,641,944
SERVICES - 0.3%
Advertising - 0.3%
Omnicom Group, Inc.	35,100	3,126,094
TECHNOLOGY - 23.2%
Communications Equipment - 6.5%
Cisco Systems, Inc. (a)	715,300	45,466,256
Lucent Technologies, Inc.	72,000	4,266,000
Nokia AB sponsored ADR	260,700	13,018,706
Nortel Networks Corp.	246,000	17,064,640
		79,815,602
Computer Services & Software - 6.8%
Adobe Systems, Inc.	53,400	6,942,000
IMS Health, Inc.	595,000	10,710,000
Intuit, Inc. (a)	99,800	4,129,225
Microsoft Corp. (a)	659,100	52,727,994
VERITAS Software Corp. (a)	73,800	8,340,553
		82,849,772
Computers & Office Equipment - 3.9%
Compaq Computer Corp.	630,900	16,127,381
EMC Corp. (a)	249,300	19,180,519
Pitney Bowes, Inc.	301,400	12,056,000
		47,363,900
Electronics - 6.0%
Intel Corp.	345,500	46,189,031
LSI Logic Corp. (a)	90,600	4,903,725
Micron Technology, Inc. (a)	81,400	7,168,288
Texas Instruments, Inc.	226,200	15,537,113
		73,798,157
TOTAL TECHNOLOGY		283,827,431

	Shares	Value (Note 1)
UTILITIES - 10.0%
Cellular - 3.6%
Nextel Communications, Inc. Class A (a)	374,500	$ 22,914,719
Vodafone AirTouch PLC sponsored ADR	524,900	21,750,544
		44,665,263
Electric Utility - 0.5%
IPALCO Enterprises, Inc.	302,800	6,093,850
Telephone Services - 5.9%
Allegiance Telecom, Inc. (a)	119,400	7,641,600
AT&T Corp.	235,450	7,446,106
BellSouth Corp.	248,200	10,579,525
NEXTLINK Communications, Inc. Class A	203,800	7,731,663
Qwest Communications International, Inc. (a)	137,700	6,841,969
SBC Communications, Inc.	728,530	31,508,923
WorldCom, Inc. (a)	1	23
		71,749,809
TOTAL UTILITIES		122,508,922
TOTAL COMMON STOCKS (Cost $974,550,110)		1,078,496,243
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.57% 8/17/00 (c) (Cost $1,488,940)	$ 1,500,000	1,489,463
Cash Equivalents - 11.9%
	Shares
Central Cash Collateral Fund, 6.71% (b)	5,919,200	5,919,200
Taxable Central Cash Fund, 6.59% (b)	140,027,095	140,027,095
TOTAL CASH EQUIVALENTS (Cost $145,946,295)		145,946,295
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,121,985,345)		1,225,932,001
NET OTHER ASSETS - (0.1)%		(717,905)
NET ASSETS - 100%		$ 1,225,214,096
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
70 S&P 500 Stock Index Contracts	Sept. 2000	$ 25,691,750	$ (194,795)
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,489,463.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $339,324,728 and $468,732,226, respectively.
The market value of futures contracts opened and closed during the period amounted to $73,545,687 and $48,716,990, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,856 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,002,310. The fund received cash collateral of $5,919,200 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,123,779,759. Net unrealized appreciation aggregated $102,152,242, of which $210,748,476 related to appreciated investment securities and $108,596,234 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,121,985,345) - See accompanying schedule		$ 1,225,932,001
Receivable for investments sold		9,778,991
Receivable for fund shares sold		972,216
Dividends receivable		979,605
Interest receivable		739,383
Receivable for daily variation on futures contracts		176,750
Other receivables		15,747
Total assets		1,238,594,693
Liabilities
Payable for investments purchased	$ 5,986,196
Payable for fund shares redeemed	898,008
Accrued management fee	485,655
Distribution fees payable	13,646
Other payables and accrued expenses	77,892
Collateral on securities loaned, at value	5,919,200
Total liabilities		13,380,597
Net Assets		$ 1,225,214,096
Net Assets consist of:
Paid in capital		$ 1,061,452,605
Undistributed net investment income		6,495,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,514,137
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		103,751,859
Net Assets		$ 1,225,214,096
Initial Class: Net Asset Value, offering price and redemption price per share ($1,057,884,369 ÷ 68,340,631 shares)		$15.48
Service Class: Net Asset Value, offering price and redemption price per share ($165,011,887 ÷ 10,707,166 shares)		$15.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,317,840 ÷ 150,497 shares)		$15.40

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 6,835,962
Interest		2,943,179
Security lending		86,077
Total income		9,865,218
Expenses
Management fee	$ 2,904,405
Transfer agent fees	394,900
Distribution fees	64,785
Accounting and security lending fees	148,951
Non-interested trustees' compensation	1,956
Custodian fees and expenses	12,206
Audit	12,783
Legal	5,249
Reports to shareholders	4,672
Miscellaneous	303
Total expenses before reductions	3,550,210
Expense reductions	(82,248)	3,467,962
Net investment income		6,397,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	54,093,706
Foreign currency transactions	8,989
Futures contracts	1,057,848	55,160,543
Change in net unrealized appreciation (depreciation) on:
Investment securities	(94,278,054)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(194,795)	(94,472,851)
Net gain (loss)		(39,312,308)
Net increase (decrease) in net assets resulting from operations		$ (32,915,052)
Other Information Expense reductions Directed brokerage arrangements		$ 81,894
Custodian credits		354
		$ 82,248

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,397,256	$ 14,349,137
Net realized gain (loss)	55,160,543	94,527,839
Change in net unrealized appreciation (depreciation)	(94,472,851)	5,576,047
Net increase (decrease) in net assets resulting from operations	(32,915,052)	114,453,023
Distributions to shareholders From net investment income	(14,244,194)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,301)	(22,391,118)
Share transactions - net increase (decrease)	10,338,716	102,753,346
Total increase (decrease) in net assets	(129,782,637)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $6,495,495 and $14,353,340, respectively)	$ 1,225,214,096	$ 1,354,996,733

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,848,084	$ 75,165,202	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(15,652,464)	(244,802,304)	(15,445,916)	(257,900,936)
Net increase (decrease)	(4,455,829)	$ (71,678,956)	2,104,330	$ 29,664,983
Service Class Sold	4,709,059	$ 72,777,536	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(148,738)	(2,281,362)	(55,277)	(910,981)
Net increase (decrease)	5,161,473	$ 79,735,887	4,405,208	$ 73,088,363
Service Class 2 A Sold	149,950	$ 2,273,384	-	$ -
Reinvested	550	8,442	-	-
Redeemed	(3)	(41)	-	-
Net increase (decrease)	150,497	$ 2,281,785	-	$ -
Distributions From net investment income Initial Class		$ 13,015,418		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,194		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,301		$ 22,391,118

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.08 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.47)	1.27	3.54	2.84	(.10)
Total from investment operations	(.39)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.48	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(2.23)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,057,884	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.57% A	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.56% A, G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.06% A	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover	60% A	58%	66%	81%	0% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.07	.16	.15	.03
Net realized and unrealized gain (loss)	(.47)	1.27	3.50	.49
Total from investment operations	(.40)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.41	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(2.30)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 165,012	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.67% A	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.66% A, G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	.96% A	.98%	1.05%	1.24% A
Portfolio turnover	60% A	58%	66%	81%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 F
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.05
Net realized and unrealized gain (loss)	(.16)
Total from investment operations	(.11)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.40
Total Return B, C	(0.63)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,318
Ratio of expenses to average net assets	.81% A
Ratio of expenses to average net assets after expense reductions	.80% A, E
Ratio of net investment income to average net assets	.82% A
Portfolio turnover	60% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,094,741,303.86	94.882
Against	8,150,336.78	0.707
Abstain	50,895,725.39	4.411
TOTAL	1,153,787,366.03	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,065,660,945.04	92.362
Against	14,930,318.61	1.294
Abstain	73,196,102.38	6.344
TOTAL	1,153,787,366.03	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,052,012,765.56	91.179
Against	14,716,021.72	1.276
Abstain	87,058,578.75	7.545
TOTAL	1,153,787,366.03	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,047,279,358.30	90.769
Against	18,168,639.12	1.575
Abstain	88,339,368.61	7.656
TOTAL	1,153,787,366.03	100.000

PROPOSAL 7

To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,045,547,591.12	90.619
Against	27,126,923.06	2.351
Abstain	81,112,851.85	7.030
TOTAL	1,153,787,366.03	100.000

PROPOSAL 8

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,041,821,757.51	90.296
Against	27,809,789.09	2.410
Abstain	84,155,819.43	7.294
TOTAL	1,153,787,366.03	100.000

PROPOSAL 9

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,042,706,287.48	90.372
Against	26,973,368.78	2.338
Abstain	84,107,709.77	7.290
TOTAL	1,153,787,366.03	100.000

* Denotes trust-wide proposals and voting results.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Equity-Income - Service Class	-8.26%	14.24%	14.65%
Russell 3000 Value	-8.38%	17.20%	15.03%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $39,246 - a 292.46% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,554 - a 305.54% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.8
Citigroup, Inc.	3.6
Exxon Mobil Corp.	3.4
BP Amoco PLC sponsored ADR	2.6
Viacom, Inc. Class B (non-vtg.)	2.4
15.8
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Finance	24.2
Energy	15.9
Utilities	10.3
Health	7.8
Industrial Machinery & Equipment	7.6
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 96.5%
Bonds 2.1%
Short-Term Investments and Net Other Assets 1.4%

* Foreign investments 9.7%

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Steve Petersen,
Portfolio Manager of
Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period ending June 30, 2000, the fund outperformed the Russell 3000 Value Index, which returned -3.56%. The fund also outperformed the Russell index's 12-month return of -8.38% for the one-year period ending June 30, 2000.

Q. What helped the fund outperform its benchmark?

A. The most important aspect of the fund's performance relative to the index was the huge swing in technology stock prices and the impact it had. From the beginning of the year through mid-March, technology stocks led the market. That came to an end as the NASDAQ plummeted and was still struggling to recover at the end of the period. The Russell 3000 Value Index, which focuses on companies with value characteristics, closely reflects the fund's investment strategy. However, with a lower weighting in technology stocks than the Russell index, the fund was not as exposed to these wild swings. Consequently, the underweighting in technology stocks helped the fund's relative performance.

Q. How did financial stocks - the fund's largest sector weighting - do?

A. Their performance was mixed. Although fund holding American Express' fundamentals were good, the company, which focuses on high-end travel and entertainment spending, was hurt by the perception of a slowing economy, and its high valuation added to concern about a possible decline in its earnings momentum. Fannie Mae continued to be plagued by Congress' current debate about whether the U.S. government should continue to implicitly guarantee its debt. Fannie Mae also was hurt by higher interest rates. On the positive side, financial companies that earned a higher percentage of their revenues from transactions or asset management businesses did well during the period. Fund holding Citigroup benefited from subsidiary Salomon Smith Barney's strong revenues, and Bank of New York's growing revenues from its successful custody business helped its performance.

Q. Pharmaceutical stocks appeared to come back from their slump last year . . .

A. Yes, they were disappointments last year. The U.S. government had considered providing coverage to Medicare patients for prescription drugs, potentially cutting drug companies' profits. This year, however, an evolving perception of a slowing economy helped pharmaceutical stocks, which are considered to be defensive, to come back strongly. As a result, the fund's pharmaceutical holdings performed very well. Eli Lilly was one example of a strong pharmaceutical stock. The company's performance was boosted by its development of a drug to treat sepsis, an often fatal condition resulting from severe infections. This drug could be a possible source of significant revenues for the company. The company's stock soared following the reports of promising clinical test results. Schering-Plough was another beneficiary of the general recovery in pharmaceutical stock prices.

Q. Which stocks were disappointments?

A. Along with many other companies, AT&T was hurt by announcements that its earnings growth would be lower than expected. Its core business - consumer long-distance telephone service - has been rather flat over the past few years. Prices have declined while competition has increased. Honeywell's expectations for earnings growth also slipped. This multi-industry company saw a softening in a couple of its business lines, and its performance slumped. SBC Communications, a telephone company specializing in local service, also announced slower-than-expected earnings growth, and its stock performance suffered.

Q. What's your near-term outlook, Steve?

A. The big question is how much the economy will slow. If it strengthens once again, showing the last couple of months to be an anomaly, it would cause more worry about increasingly drastic steps the Federal Reserve Board could take - such as increasing interest rates significantly - to slow the economy, potentially causing a recession. On the other hand, if the Fed's tightening moves have been sufficient to slow the economy and reduce expectations for growth, perhaps even causing a bit of a correction in technology stocks, the market would probably perceive that as a very positive scenario. No matter what scenario evolves, I will continue to invest in what I believe to be the cheapest part of the market. I'm focusing on finding very solid companies, looking for good value and strong dividend yields. Although this area could remain out of favor for some time, there are still some terrific opportunities in this universe, and I'll continue to search for them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of June 30, 2000, more than $9.9 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.5%
Aerospace & Defense - 3.2%
Boeing Co.	1,678,000	$ 70,161,375
Honeywell International, Inc.	1,758,825	59,250,417
Rockwell International Corp.	592,100	18,651,150
Textron, Inc.	1,515,000	82,283,438
United Technologies Corp.	1,466,300	86,328,413
		316,674,793
Ship Building & Repair - 0.3%
General Dynamics Corp.	505,700	26,422,825
TOTAL AEROSPACE & DEFENSE		343,097,618
BASIC INDUSTRIES - 4.7%
Chemicals & Plastics - 2.5%
Arch Chemicals, Inc.	292,600	6,400,625
Celanese AG	151,110	2,911,858
Crompton Corp.	1,090,651	13,360,475
Dow Chemical Co.	820,200	24,759,788
E.I. du Pont de Nemours and Co.	609,449	26,663,394
Engelhard Corp.	557,500	9,512,344
Great Lakes Chemical Corp.	1,060,100	33,393,150
Hercules Trust II unit	15,700	8,713,500
Hercules, Inc.	856,100	12,038,906
IMC Global, Inc.	1,626,800	21,148,400
M.A. Hanna Co.	979,200	8,812,800
Millennium Chemicals, Inc.	749,200	12,736,400
Olin Corp.	712,700	11,759,550
Praxair, Inc.	446,900	16,730,819
Rohm & Haas Co.	122,300	4,219,350
Solutia, Inc.	1,249,300	17,177,875
Union Carbide Corp.	376,200	18,621,900
		248,961,134
Iron & Steel - 0.5%
Allegheny Technologies, Inc.	782,050	14,076,900
Dofasco, Inc.	749,800	12,332,070
Nucor Corp.	628,100	20,845,069
		47,254,039
Metals & Mining - 0.9%
Alcoa, Inc.	2,308,216	66,938,264
Phelps Dodge Corp.	556,500	20,694,844
Ryerson Tull, Inc.	753,323	7,815,726
		95,448,834
Packaging & Containers - 0.2%
Ball Corp.	387,075	12,458,977
Owens-Illinois, Inc. (a)	700,700	8,189,431
		20,648,408
Paper & Forest Products - 0.6%
Bowater, Inc.	798,600	35,238,225
International Paper Co.	165,910	4,946,192

	Shares	Value (Note 1)
Pentair, Inc.	236,600	$ 8,399,300
Smurfit-Stone Container Corp. (a)	755,400	9,725,775
		58,309,492
TOTAL BASIC INDUSTRIES		470,621,907
CONSTRUCTION & REAL ESTATE - 1.4%
Building Materials - 0.4%
Fortune Brands, Inc.	805,700	18,581,456
Masco Corp.	1,265,800	22,863,513
		41,444,969
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	109,600	3,760,650
Crescent Real Estate Equities Co.	810,400	16,613,200
Duke-Weeks Realty Corp.	434,622	9,724,667
Equity Office Properties Trust	524,500	14,456,531
Equity Residential Properties Trust (SBI)	649,500	29,877,000
Public Storage, Inc.	609,700	14,289,844
Spieker Properties, Inc.	277,000	12,742,000
		101,463,892
TOTAL CONSTRUCTION & REAL ESTATE		142,908,861
DURABLES - 2.4%
Autos, Tires, & Accessories - 1.2%
AutoNation, Inc.	642,800	4,539,775
Eaton Corp.	428,300	28,696,100
Goodyear Tire & Rubber Co.	407,100	8,142,000
Johnson Controls, Inc.	333,600	17,117,850
Meritor Automotive, Inc.	408,600	4,494,600
Navistar International Corp. (a)	387,600	12,039,825
Pep Boys-Manny, Moe & Jack	662,100	3,972,600
TRW, Inc.	801,700	34,773,738
		113,776,488
Consumer Durables - 0.9%
Minnesota Mining & Manufacturing Co.	682,500	56,306,250
Snap-On, Inc.	1,102,000	29,340,750
		85,647,000
Consumer Electronics - 0.1%
Black & Decker Corp.	252,600	9,930,338
General Motors Corp. Class H (a)	43,086	3,780,797
		13,711,135
Home Furnishings - 0.2%
Newell Rubbermaid, Inc.	822,067	21,168,225
Textiles & Apparel - 0.0%
Kellwood Co.	85,800	1,812,525
TOTAL DURABLES		236,115,373
ENERGY - 15.7%
Energy Services - 2.3%
Baker Hughes, Inc.	1,817,400	58,156,800
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Halliburton Co.	2,882,900	$ 136,036,844
Schlumberger Ltd. (NY Shares)	409,500	30,558,938
		224,752,582
Oil & Gas - 13.4%
Amerada Hess Corp.	246,500	15,221,375
Anadarko Petroleum Corp.	587,900	28,990,819
BP Amoco PLC sponsored ADR	4,538,242	256,694,313
Burlington Resources, Inc.	1,192,100	45,597,825
Chevron Corp.	1,280,171	108,574,503
Conoco, Inc.:
Class A	721,200	15,866,400
Class B	1,931,915	47,452,662
Exxon Mobil Corp.	4,334,118	340,228,263
Occidental Petroleum Corp.	985,000	20,746,563
Royal Dutch Petroleum Co. (NY Shares)	1,968,600	121,191,938
Santa Fe Snyder Corp. (a)	1,336,203	15,199,309
Tosco Corp.	449,800	12,734,963
TotalFinaElf SA:
Class B	448,000	68,992,001
sponsored ADR	2,183,396	167,712,105
Ultramar Diamond Shamrock Corp.	713,600	17,706,200
Union Pacific Resources Group, Inc.	645,500	14,201,000
USX - Marathon Group	1,621,100	40,628,819
		1,337,739,058
TOTAL ENERGY		1,562,491,640
FINANCE - 23.5%
Banks - 10.2%
Bank of America Corp.	2,935,590	126,230,370
Bank of New York Co., Inc.	4,579,000	212,923,500
Bank One Corp.	1,119,438	29,735,072
Chase Manhattan Corp.	2,924,450	134,707,478
Comerica, Inc.	1,601,800	71,880,775
Firstar Corp.	138,900	2,925,581
FleetBoston Financial Corp.	2,006,200	68,210,800
Mellon Financial Corp.	2,266,900	82,600,169
National Bank of Canada	2,476,636	36,969,710
PNC Financial Services Group, Inc.	233,000	10,921,875
U.S. Bancorp	2,928,094	56,365,810
Wachovia Corp.	442,500	24,005,625
Wells Fargo & Co.	3,967,200	153,729,000
		1,011,205,765
Credit & Other Finance - 7.2%
American Express Co.	3,251,616	169,490,484
Associates First Capital Corp. Class A	3,623,656	80,852,825

	Shares	Value (Note 1)
Citigroup, Inc.	5,969,898	$ 359,686,355
Household International, Inc.	2,527,647	105,055,328
		715,084,992
Federal Sponsored Credit - 2.7%
Fannie Mae	4,308,800	224,865,500
Freddie Mac	762,900	30,897,450
SLM Holding Corp.	412,700	15,450,456
		271,213,406
Insurance - 2.5%
Ace Ltd.	1,474,100	41,274,800
American International Group, Inc.	315,900	37,118,250
Everest Re Group Ltd.	96,800	3,182,300
Hartford Financial Services Group, Inc.	1,691,600	94,623,875
Highlands Insurance Group, Inc. (a)	371,100	3,479,063
Protective Life Corp.	180,700	4,811,138
The Chubb Corp.	382,500	23,523,750
The St. Paul Companies, Inc.	374,200	12,769,575
UnumProvident Corp.	1,063,700	21,340,481
XL Capital Ltd. Class A	180,700	9,780,388
		251,903,620
Savings & Loans - 0.2%
TCF Financial Corp.	573,000	14,718,938
Securities Industry - 0.7%
Franklin Resources, Inc.	243,700	7,402,388
Morgan Stanley Dean Witter & Co.	410,600	34,182,450
Nomura Securities Co. Ltd.	1,061,000	25,969,582
Waddell & Reed Financial, Inc. Class B	94,498	2,746,348
		70,300,768
TOTAL FINANCE		2,334,427,489
HEALTH - 7.8%
Drugs & Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	2,457,400	143,143,550
Eli Lilly & Co.	2,053,000	205,043,375
Merck & Co., Inc.	1,595,700	122,270,513
Schering-Plough Corp.	2,129,530	107,541,265
		577,998,703
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	1,616,600	72,039,738
Becton, Dickinson & Co.	680,800	19,530,450
Cardinal Health, Inc.	481,100	35,601,400
		127,171,588
Medical Facilities Management - 0.7%
HCA - The Healthcare Co.	2,259,150	68,621,681
TOTAL HEALTH		773,791,972
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
Electrical Equipment - 4.2%
General Electric Co.	7,160,900	$ 379,527,680
Siemens AG	253,900	38,268,849
		417,796,529
Industrial Machinery & Equipment - 3.2%
Caterpillar, Inc.	1,009,800	34,206,975
CNH Global NV	506,200	4,682,350
Deere & Co.	1,258,250	46,555,250
Ingersoll-Rand Co.	799,500	32,179,875
ITT Industries, Inc.	218,600	6,639,975
Kennametal, Inc.	500,708	10,733,928
Parker-Hannifin Corp.	641,100	21,957,675
The Stanley Works	293,700	6,975,375
Tyco International Ltd.	3,208,246	151,990,654
		315,922,057
Pollution Control - 0.0%
Republic Services, Inc. Class A (a)	341,200	5,459,200
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		739,177,786
MEDIA & LEISURE - 5.8%
Broadcasting - 1.4%
Clear Channel Communications, Inc. (a)	123,500	9,262,500
MediaOne Group, Inc. (a)	636,110	42,182,840
Time Warner, Inc.	1,167,754	88,749,334
		140,194,674
Entertainment - 2.9%
Fox Entertainment Group, Inc. Class A (a)	721,700	21,921,638
Mandalay Resort Group (a)	534,500	10,690,000
Viacom, Inc. Class B (non-vtg.) (a)	3,482,118	237,436,921
Walt Disney Co.	586,900	22,779,056
		292,827,615
Lodging & Gaming - 0.6%
Harrah's Entertainment, Inc. (a)	424,500	8,887,969
Starwood Hotels & Resorts Worldwide, Inc. unit	1,465,981	47,736,006
		56,623,975
Publishing - 0.4%
Reader's Digest Association, Inc. Class A (non-vtg.)	953,200	37,889,700
Restaurants - 0.5%
McDonald's Corp.	1,562,400	51,461,550
TOTAL MEDIA & LEISURE		578,997,514
NONDURABLES - 3.6%
Beverages - 0.1%
Brown-Forman Corp. Class B (non-vtg.)	147,800	7,944,250

	Shares	Value (Note 1)
Foods - 0.7%
Nabisco Group Holdings Corp.	967,700	$ 25,099,719
Nabisco Holdings Corp. Class A	779,200	40,908,000
		66,007,719
Household Products - 1.8%
Avon Products, Inc.	915,600	40,744,200
Clorox Co.	649,300	29,096,756
Dial Corp.	624,300	6,477,113
Gillette Co.	769,200	26,873,925
International Flavors & Fragrances, Inc.	244,600	7,383,863
Procter & Gamble Co.	438,400	25,098,400
Unilever NV (NY Shares)	241,485	10,383,855
Unilever PLC	6,090,714	38,257,265
		184,315,377
Tobacco - 1.0%
Philip Morris Companies, Inc.	3,741,200	99,375,625
TOTAL NONDURABLES		357,642,971
RETAIL & WHOLESALE - 2.5%
Apparel Stores - 0.9%
Charming Shoppes, Inc. (a)	612,800	3,121,450
Footstar, Inc. (a)	206,300	6,859,475
The Limited, Inc.	2,635,400	56,990,525
TJX Companies, Inc.	1,362,300	25,543,125
Venator Group, Inc. (a)	221,300	2,268,325
		94,782,900
General Merchandise Stores - 1.6%
Ames Department Stores, Inc.	203,500	1,577,125
Consolidated Stores Corp. (a)	2,020,156	24,241,875
Federated Department Stores, Inc. (a)	1,102,700	37,216,125
Hudson's Bay Co. (e)	302,500	3,207,869
JCPenney Co., Inc.	328,100	6,049,344
Target Corp.	870,700	50,500,600
Wal-Mart Stores, Inc.	608,600	35,070,575
		157,863,513
TOTAL RETAIL & WHOLESALE		252,646,413
SERVICES - 1.3%
Printing - 0.2%
New England Business Service, Inc.	207,200	3,367,000
R.R. Donnelley & Sons Co.	535,300	12,077,706
		15,444,706
Services - 1.1%
ACNielsen Corp. (a)	750,100	16,502,200
Brascan Corp. Class A (ltd. vtg.)	2,699,800	31,730,172
Dun & Bradstreet Corp.	134,300	3,844,338
H&R Block, Inc.	1,073,800	34,764,275
Per-Se Technologies, Inc. (a)	9,540	89,438
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Per-Se Technologies, Inc. warrants 7/8/03 (a)	12,807	$ 0
Viad Corp.	775,800	21,140,550
		108,070,973
TOTAL SERVICES		123,515,679
TECHNOLOGY - 3.5%
Communications Equipment - 0.1%
Nortel Networks Corp.	122,804	8,518,724
Computer Services & Software - 0.9%
IMS Health, Inc.	891,500	16,047,000
Microsoft Corp. (a)	196,400	15,712,000
NCR Corp. (a)	683,800	26,625,463
Sabre Holdings Corp. Class A	145,116	4,135,806
Unisys Corp. (a)	2,059,717	29,994,629
		92,514,898
Computers & Office Equipment - 2.1%
Compaq Computer Corp.	2,037,300	52,078,481
Hewlett-Packard Co.	157,800	19,705,275
International Business Machines Corp.	567,400	62,165,763
Pitney Bowes, Inc.	1,582,000	63,280,000
Xerox Corp.	463,100	9,609,325
		206,838,844
Electronic Instruments - 0.3%
Thermo Electron Corp. (a)	1,295,400	27,284,363
Photographic Equipment - 0.1%
Eastman Kodak Co.	257,200	15,303,400
TOTAL TECHNOLOGY		350,460,229
TRANSPORTATION - 1.2%
Air Transportation - 0.2%
AMR Corp.	371,000	9,808,313
Southwest Airlines Co.	435,000	8,237,813
		18,046,126
Railroads - 1.0%
Burlington Northern Santa Fe Corp.	2,998,700	68,782,681
CSX Corp.	559,200	11,848,050
Union Pacific Corp.	409,400	15,224,563
		95,855,294
TOTAL TRANSPORTATION		113,901,420
UTILITIES - 9.2%
Cellular - 0.1%
AT&T Corp. - Wireless Group	453,300	12,635,738
Electric Utility - 2.4%
Allegheny Energy, Inc.	1,148,700	31,445,663

	Shares	Value (Note 1)
American Electric Power Co., Inc.	997,100	$ 29,539,088
Cinergy Corp.	415,000	10,556,563
DPL, Inc.	168,354	3,693,266
Entergy Corp.	3,187,300	86,654,719
IPALCO Enterprises, Inc.	431,500	8,683,938
Niagara Mohawk Holdings, Inc. (a)	1,682,100	23,444,269
NRG Energy, Inc.	308,800	5,635,600
PG&E Corp.	1,551,878	38,214,996
		237,868,102
Telephone Services - 6.7%
AT&T Corp.	4,236,400	133,976,150
Bell Atlantic Corp.	1,266,240	64,340,820
BellSouth Corp.	2,151,399	91,703,382
GTE Corp.	1,087,100	67,671,975
Pathnet, Inc. warrants 4/15/08 (a)(e)	510	5,100
SBC Communications, Inc.	5,353,193	231,525,597
U.S. WEST, Inc.	189,300	16,232,475
WorldCom, Inc. (a)	1,309,716	60,083,199
		665,538,698
TOTAL UTILITIES		916,042,538
TOTAL COMMON STOCKS (Cost $7,320,124,457)		9,295,839,410
Preferred Stocks - 3.0%

Convertible Preferred Stocks - 3.0%
BASIC INDUSTRIES - 0.2%
Chemicals & Plastics - 0.1%
Monsanto Co. $1.625 ACES	283,800	12,966,113
Paper & Forest Products - 0.1%
Georgia-Pacific Corp. $3.75 PEPS	314,100	9,854,888
TOTAL BASIC INDUSTRIES		22,821,001
ENERGY - 0.2%
Oil & Gas - 0.2%
Apache Corp. $2.015 ACES	183,100	9,349,635
The Coastal Corp. $1.20 PRIDES	368,900	11,938,711
		21,288,346
FINANCE - 0.7%
Credit & Other Finance - 0.4%
Federal-Mogul Financing Trust $3.50	490,300	10,725,313
Union Pacific Capital Trust:
$3.125	403,200	15,926,400
$3.125 TIDES (e)	384,500	15,187,750
		41,839,463
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
FINANCE - continued
Insurance - 0.3%
Ace Ltd. $4.125 PRIDES	225,800	$ 14,126,725
MetLife, Inc. $4.00	225,800	15,523,750
		29,650,475
TOTAL FINANCE		71,489,938
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Electrical Equipment - 0.1%
Loral Space & Communications Ltd. Series C:
$3.00 (e)	183,200	4,122,000
$3.00	208,700	4,695,750
		8,817,750
Industrial Machinery & Equipment - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	530,100	10,188,522
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		19,006,272
MEDIA & LEISURE - 0.9%
Broadcasting - 0.6%
Cox Communications, Inc.:
$2.27 PRIDES	159,500	9,884,215
$6.858 PRIZES	146,000	16,078,250
MediaOne Group, Inc. (Vodafone AirTouch PLC):
$3.04 PIES	317,100	12,763,275
$3.63 PIES	249,900	22,491,000
		61,216,740
Entertainment - 0.1%
Premier Parks, Inc. $4.05 PIES	273,300	11,956,875
Publishing - 0.2%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	464,700	16,409,951
TOTAL MEDIA & LEISURE		89,583,566
NONDURABLES - 0.3%
Beverages - 0.3%
Seagram Co. Ltd. $3.76 ACES	473,400	25,001,674
RETAIL & WHOLESALE - 0.0%
General Merchandise Stores - 0.0%
Kmart Financing I $3.875	100,000	3,643,750
UTILITIES - 0.5%
Electric Utility - 0.3%
Alliant Energy Resources, Inc. $4.91 (e)	52,700	3,642,888

	Shares	Value (Note 1)
NiSource, Inc. $3.875 PIES	299,300	$ 11,148,925
TXU Corp. $1.6575 PRIDES	398,400	13,844,400
		28,636,213
Gas - 0.2%
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	484,900	14,910,675
TOTAL UTILITIES		43,546,888
TOTAL CONVERTIBLE PREFERRED STOCKS		296,381,435
Nonconvertible Preferred Stocks - 0.0%
CONSTRUCTION & REAL ESTATE - 0.0%
Real Estate Investment Trusts - 0.0%
California Federal Preferred Capital Corp. $2.2812	31,590	671,288
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
CSC Holdings, Inc. 11.125% pay-in-kind	23,622	2,468,499
Publishing - 0.0%
PRIMEDIA, Inc. 8.625%	6,123	520,455
TOTAL MEDIA & LEISURE		2,988,954
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,660,242
TOTAL PREFERRED STOCKS (Cost $317,222,517)		300,041,677
Corporate Bonds - 2.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.7%
CONSTRUCTION & REAL ESTATE - 0.4%
Real Estate Investment Trusts - 0.4%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 27,985,000	36,363,009
DURABLES - 0.1%
Consumer Electronics - 0.1%
Sunbeam Corp. 0% 3/25/18 (e)	Caa2	60,290,000	9,344,950
FINANCE - 0.0%
Insurance - 0.0%
Loews Corp. 3.125% 9/15/07	A2	4,320,000	3,591,000
MEDIA & LEISURE - 0.6%
Broadcasting - 0.1%
Cox Communications, Inc. 1% 4/19/20	Baa3	26,600,000	13,815,508
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
Publishing - 0.5%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13	Baa3	$ 42,720,000	$ 47,448,250
TOTAL MEDIA & LEISURE			61,263,758
NONDURABLES - 0.0%
Foods - 0.0%
Chiquita Brands International, Inc. 7% 3/28/01	B3	820,000	721,600
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Softkey International, Inc. 5.5% 11/1/00 (e)	-	1,340,000	1,313,200
Computers & Office Equipment - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,097,038
Electronics - 0.1%
Solectron Corp. 0% 5/8/20	BBB	13,410,000	8,548,875
Vitesse Semiconductor Corp. 4% 3/15/05 (e)	B2	7,770,000	7,187,250
			15,736,125
TOTAL TECHNOLOGY			23,146,363
UTILITIES - 0.4%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (e)	B1	13,390,000	13,858,650
Telephone Services - 0.3%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	13,380,000	12,117,263
Telefonos de Mexico SA de CV 4.25% 6/15/04	Baa3	9,430,000	12,659,775
			24,777,038
TOTAL UTILITIES			38,635,688
TOTAL CONVERTIBLE BONDS			173,066,368
Nonconvertible Bonds - 0.4%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. 9.875% 5/1/07	Ba3	1,340,000	1,326,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	$ 1,520,000	$ 1,641,600
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Macsaver Financial Services, Inc. 7.875% 8/1/03	Ba2	1,000,000	620,000
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	1,550,000	1,418,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	950,000	826,500
7.875% 1/1/09	Ba2	1,065,000	905,250
			1,731,750
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Adelphia Communications Corp. 9.875% 3/1/07	B1	2,425,000	2,303,750
Century Communications Corp. Series B, 0% 1/15/08	B1	440,000	180,400
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09	B2	1,340,000	1,182,550
NTL Communications Corp. 11.5% 10/1/08	B3	4,140,000	4,171,050
Telewest PLC 0% 10/1/07 (d)	B1	2,265,000	2,163,075
United Pan-Europe Communications NV 10.875% 11/1/07	B2	2,380,000	2,142,000
			12,142,825
Entertainment - 0.0%
Regal Cinemas, Inc. 8.875% 12/15/10	Ca	2,340,000	561,600
Lodging & Gaming - 0.0%
HMH Properties, Inc. 7.875% 8/1/08	Ba2	230,000	205,275
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	1,020,000	946,050
TOTAL MEDIA & LEISURE			13,855,750
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
PSINet, Inc. 10.5% 12/1/06	B3	$ 1,335,000	$ 1,228,200
UTILITIES - 0.2%
Cellular - 0.1%
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	3,765,000	2,804,925
12% 11/1/08	B1	1,410,000	1,505,175
			4,310,100
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	1,335,000	1,308,300
McLeodUSA, Inc. 9.5% 11/1/08	B1	910,000	887,250
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	2,780,000	2,606,250
Pathnet, Inc. 12.25% 4/15/08	-	510,000	285,600
Rhythms NetConnections, Inc. 12.75% 4/15/09	B3	1,670,000	1,135,600
WinStar Communications, Inc.:
0% 4/15/10 (d)(e)	B3	1,449,000	673,785
12.75% 4/15/10 (e)	B3	4,031,000	3,889,915
			10,786,700
TOTAL UTILITIES			15,096,800
TOTAL NONCONVERTIBLE BONDS			36,918,950
TOTAL CORPORATE BONDS (Cost $193,683,286)			209,985,318
Cash Equivalents - 1.0%
	Shares
Central Cash Collateral Fund, 6.71% (c)	1,698,015	1,698,015
Taxable Central Cash Fund, 6.59% (c)	94,619,327	94,619,327
TOTAL CASH EQUIVALENTS (Cost $96,317,342)		96,317,342
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $7,927,347,602)		9,902,183,747
NET OTHER ASSETS - 0.4%		41,016,147
NET ASSETS - 100%		$ 9,943,199,894
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,433,357 or 0.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $990,959,058 and $2,056,546,197, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $119,617 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,591,025. The fund received cash collateral of $1,698,015 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $19,514,648. The weighted average interest rate was 5.86%. Interest expense includes $171,586 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $13,171,318. The weighted average interest rate was 6.09%. Interest expense includes $49,044 paid under the bank borrowing program.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $7,931,739,825. Net unrealized appreciation aggregated $1,970,443,922, of which $2,830,722,007 related to appreciated investment securities and $860,278,085 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $7,927,347,602) - See accompanying schedule		$ 9,902,183,747
Cash		80,267
Receivable for investments sold		46,351,579
Receivable for fund shares sold		3,306,224
Dividends receivable		18,707,830
Interest receivable		3,548,270
Other receivables		639,455
Total assets		9,974,817,372
Liabilities
Payable for investments purchased	$ 16,883,268
Payable for fund shares redeemed	8,328,602
Accrued management fee	4,071,933
Distribution fees payable	43,292
Other payables and accrued expenses	592,368
Collateral on securities loaned, at value	1,698,015
Total liabilities		31,617,478
Net Assets		$ 9,943,199,894
Net Assets consist of:
Paid in capital		$ 7,592,710,655
Undistributed net investment income		94,996,781
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		280,716,353
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,974,776,105
Net Assets		$ 9,943,199,894
Initial Class: Net Asset Value, offering price and redemption price per share ($9,442,871,134 ÷ 412,176,524 shares)		$22.91
Service Class: Net Asset Value, offering price and redemption price per share ($488,634,853 ÷ 21,378,754 shares)		$22.86
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,693,907 ÷ 511,954 shares)		$22.84

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 114,821,549
Interest		7,423,512
Security lending		109,307
Total income		122,354,368
Expenses
Management fee	$ 24,432,214
Transfer agent fees	3,355,035
Distribution fees	226,077
Accounting and security lending fees	443,177
Non-interested trustees' compensation	25,855
Custodian fees and expenses	117,627
Registration fees	1,500
Audit	39,228
Legal	42,473
Interest	220,630
Miscellaneous	59,950
Total expenses before reductions	28,963,766
Expense reductions	(585,247)	28,378,519
Net investment income		93,975,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	290,121,682
Foreign currency transactions	(169,714)	289,951,968
Change in net unrealized appreciation (depreciation) on:
Investment securities	(725,820,111)
Assets and liabilities in foreign currencies	(72,517)	(725,892,628)
Net gain (loss)		(435,940,660)
Net increase (decrease) in net assets resulting from operations		$ (341,964,811)
Other Information Expense reductions Directed brokerage arrangements		$ 583,627
Custodian credits		1,620
		$ 585,247

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 93,975,849	$ 185,905,580
Net realized gain (loss)	289,951,968	697,598,663
Change in net unrealized appreciation (depreciation)	(725,892,628)	(178,860,281)
Net increase (decrease) in net assets resulting from operations	(341,964,811)	704,643,962
Distributions to shareholders From net investment income	(185,023,672)	(170,985,891)
From net realized gain	(697,715,914)	(377,968,784)
Total distributions	(882,739,586)	(548,954,675)
Share transactions - net increase (decrease)	(283,718,779)	(339,122,770)
Total increase (decrease) in net assets	(1,508,423,176)	(183,433,483)
Net Assets
Beginning of period	11,451,623,070	11,635,056,553
End of period (including undistributed net investment income of $94,996,781 and $185,982,649, respectively)	$ 9,943,199,894	$ 11,451,623,070

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,194,962	$ 468,135,483	41,506,315	$ 1,076,558,536
Reinvested	38,143,294	847,544,035	22,601,688	537,468,103
Redeemed	(74,517,854)	(1,710,461,582)	(84,630,671)	(2,163,179,248)
Net increase (decrease)	(16,179,598)	$ (394,782,064)	(20,522,668)	$ (549,152,609)
Service Class Sold	4,641,894	107,791,908	8,201,124	211,555,674
Reinvested	1,585,963	35,176,653	483,645	11,486,572
Redeemed	(1,892,879)	(43,575,460)	(507,589)	(13,012,407)
Net increase (decrease)	4,334,978	$ 99,393,101	8,177,180	$ 210,029,839
Service Class 2 A Sold	523,075	$ 11,931,422	-	$ -
Reinvested	852	18,898	-	-
Redeemed	(11,973)	(280,136)	-	-
Net increase (decrease)	511,954	$ 11,670,184	-	$ -
Distributions From net investment income Initial Class		$ 177,777,529		$ 167,408,106
Service Class		7,242,252		3,577,785
Service Class 2 A		3,891		-
Total		$ 185,023,672		$ 170,985,891
From net realized gain Initial Class		$ 669,766,506		$ 370,059,997
Service Class		27,934,401		7,908,787
Service Class 2 A		15,007		-
Total		$ 697,715,914		$ 377,968,784
		$ 882,739,586		$ 548,954,675

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27	$ 15.35
Income from Investment Operations
Net investment income	.21 D	.41 D	.38 D	.36 D	.35	.41
Net realized and unrealized gain (loss)	(.96)	1.10	2.31	5.06	2.30	4.69
Total from investment operations	(.75)	1.51	2.69	5.42	2.65	5.10
Less Distributions
From net investment income	(.43)	(.38)	(.34)	(.36)	(.03)	(.40)
From net realized gain	(1.62)	(.84)	(1.21)	(1.81)	(.86)	(.78)
Total distributions	(2.05)	(1.22)	(1.55)	(2.17)	(.89)	(1.18)
Net asset value, end of period	$ 22.91	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27
Total Return B, C	(2.67)%	6.33%	11.63%	28.11%	14.28%	35.09%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,442,871	$ 11,014,291	$ 11,409,912	$ 10,106,742	$ 6,961,090	$ 4,879,435
Ratio of expenses to average net assets	.56% A	.57%	.58%	.58%	.58%	.61%
Ratio of expenses to average net assets after expense reductions	.55% A, F	.56% F	.57% F	.57% F	.56% F	.61%
Ratio of net investment income to average net assets	1.83% A	1.57%	1.58%	1.65%	1.97%	2.56%
Portfolio turnover	19% A	27%	28%	44%	186%	87%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income D	.20	.38	.36	.05
Net realized and unrealized gain (loss)	(.96)	1.11	2.31	.78
Total from investment operations	(.76)	1.49	2.67	.83
Less Distributions
From net investment income	(.42)	(.38)	(.34)	-
From net realized gain	(1.62)	(.84)	(1.21)	-
Total distributions	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.86	$ 25.66	$ 25.39	$ 24.27
Total Return B, C	(2.72)%	6.25%	11.54%	3.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 488,635	$ 437,332	$ 225,145	$ 5,328
Ratio of expenses to average net assets	.66% A	.67%	.68%	.68% A
Ratio of expenses to average net assets after expense reductions	.65% A, F	.66% F	.67% F	.65% A, F
Ratio of net investment income to average net assets	1.73% A	1.47%	1.51%	1.63% A
Portfolio turnover	19% A	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 25.18
Income from Investment Operations
Net investment income D	.17
Net realized and unrealized gain (loss)	(.47)
Total from investment operations	(.30)
Less Distributions
From net investment income	(.42)
From net realized gain	(1.62)
Total distributions	(2.04)
Net asset value, end of period	$ 22.84
Total Return B, C	(0.95)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,694
Ratio of expenses to average net assets	.82% A
Ratio of expenses to average net assets after expense reductions	.80% A, F
Ratio of net investment income to average net assets	1.58% A
Portfolio turnover	19% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class	-0.57%	11.77%	12.11%
Fidelity Balanced 60/40 Composite	6.44%	16.78%	18.45%
S&P 500	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,735 - an 87.35% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,970 - a 249.70% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,114 - a 51.14% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,352 - a 153.52% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.6
Cisco Systems, Inc.	2.3
Intel Corp.	1.7
Exxon Mobil Corp.	1.4
Pfizer, Inc.	1.3
10.3
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	20.0
Finance	10.4
Utilities	9.2
Media & Leisure	7.8
Health	6.4
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 57.2%
Bonds 40.7%
Short-Term Investments and Net Other Assets 2.1%

* Foreign investments 6.4%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Fund Talk: The Managers' Overview

(Portfolio Manager photographs)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the six- and 12-month periods that ended June 30, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned 1.45% and 6.44%, respectively, during these time frames.

Q. Why did the fund trail its benchmark during the
six-month period?

J.A. Having an average underweighting in technology hurt during the sector's impressive run-up early in the period. The fund's underexposure to tech was double trouble in the sense that most other areas of the market in which the fund was invested had a difficult period. So, even though the technology group corrected sharply in the spring - as the market turned elsewhere for growth - it was up so much in the first half that, for all intents and purposes, our fate was sealed.

Q. What were some of your strategies and how did they influence performance?

J.A. I maintained an emphasis on equities during the market's upturn, adding convertible securities in lieu of pure stocks. I used convertibles as an indirect, less volatile way to participate in some of the growth stories I liked within the technology sector. This strategy helped provide some nice yield and afforded us the added benefit of downside protection, as convertible securities gave back less than their pure stock equivalents during the correction. When things started to fall apart for tech, I took advantage of the opportunity to increase the fund's concentration in large, high-quality companies, many of which had dropped sharply from their highs of the period. However, the fund was hurt for not owning enough of the period's top performers along the way, namely Oracle and Intel. On a more positive note, the fund's healthy exposure to large drug companies such as Warner-Lambert and Eli Lilly helped, as the group rallied behind renewed enthusiasm for strong new product pipelines. Warner-Lambert merged with Pfizer - another fund holding - just prior to the close of the period. The fund's lack of exposure to a generally weak consumer nondurables sector, and some good picks in media stocks such as Viacom, further aided relative performance.

Q. What other stocks performed well for the fund? Which disappointed?

J.A. A number of the fund's financial holdings performed well - most notably Bank of New York and Morgan Stanley Dean Witter - benefiting from strong capital markets activity. Tech stocks we did own, including Texas Instruments, EMC and Micron Technology, also added meaningfully to performance. Conversely, those that weren't so hot included Motorola, Alltel and Lucent. Motorola was, by far, the fund's worst performer, slipping on execution problems and narrowing margins in its cellular handset business. Traditional telecommunications providers AT&T and WorldCom fell prey to increased competition and falling prices.

Q. Turning to you, Kevin, how did the fund's bond investments fare?

K.G. The investment-grade portion of the fund performed well during the six-month period, benefiting from its exposure to a strong rally in the government market. An announcement by the U.S. Treasury in January of its intent to repurchase long-term debt and reduce future issuance sent the price of the long bond higher and its yield lower. This action, coupled with rising short-term interest rates, induced an inverted yield curve, which occurs when short-term issues provide a higher yield than their longer-term counterparts. This inversion hurt the spread sectors - most notably corporate bonds and mortgage securities - with yield spreads widening out significantly relative to comparable duration Treasuries. The fund was well-positioned for these changes, as we responded to the buybacks by reducing our exposure to long-term corporates in exchange for more Treasuries, which worked out beautifully. This strategy helped the fund's bond subportfolio outperform the Lehman Brothers Aggregate Bond Index during the period. So, despite the Federal Reserve Board's efforts to raise rates during the period, the supply/demand imbalance spurred by the Treasury buybacks helped ensure our success.

Q. John, what's your outlook?

J.A. I'm bullish overall, as business remains strong in many areas of the economy, although I temper that enthusiasm with concern about interest rates rising further. In this uncertain environment, I believe the market will begin to focus more on revenues and earnings. As such, the companies capable of delivering robust top-line growth and strong bottom-line earnings should be the ones to reap the rewards. Given the extent to which technology and the Internet have transformed the global landscape, I expect we'll see strong performance from this sector going forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of June 30, 2000, more than $304 million

Manager: John Avery, since 1998, and
Kevin Grant, since 1996; John Avery joined
Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 56.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.4%
Aerospace & Defense - 0.2%
Boeing Co.	13,700	$ 572,831
Textron, Inc.	4,200	228,113
		800,944
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	506,825
TOTAL AEROSPACE & DEFENSE		1,307,769
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	14,104	617,050
Praxair, Inc.	16,100	602,744
		1,219,794
Metals & Mining - 0.1%
Alcoa, Inc.	13,000	377,000
TOTAL BASIC INDUSTRIES		1,596,794
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.2%
AutoNation, Inc.	3,700	26,131
Danaher Corp.	9,600	474,600
		500,731
Consumer Electronics - 0.1%
General Motors Corp. Class H (a)	5,400	473,850
TOTAL DURABLES		974,581
ENERGY - 3.7%
Energy Services - 0.8%
Diamond Offshore Drilling, Inc.	15,200	533,900
Halliburton Co.	12,900	608,719
Nabors Industries, Inc. (a)	16,800	698,250
Schlumberger Ltd. (NY Shares)	9,000	671,625
		2,512,494
Oil & Gas - 2.9%
BP Amoco PLC	63,962	602,975
Burlington Resources, Inc.	15,000	573,750
Chevron Corp.	10,000	848,125
Conoco, Inc. Class B	50,800	1,247,775
Exxon Mobil Corp.	53,366	4,189,231
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,317,438
		8,779,294
TOTAL ENERGY		11,291,788
FINANCE - 7.4%
Banks - 1.0%
Bank of America Corp.	15,100	649,300

	Shares	Value (Note 1)
Bank of New York Co., Inc.	41,700	$ 1,939,050
Chase Manhattan Corp.	10,500	483,656
		3,072,006
Credit & Other Finance - 2.3%
American Express Co.	70,900	3,695,663
Citigroup, Inc.	56,325	3,393,581
		7,089,244
Federal Sponsored Credit - 1.2%
Fannie Mae	32,400	1,690,875
Freddie Mac	45,300	1,834,650
		3,525,525
Insurance - 1.5%
AFLAC, Inc.	9,300	427,219
American International Group, Inc.	30,300	3,560,250
Hartford Financial Services Group, Inc.	8,400	469,875
		4,457,344
Securities Industry - 1.4%
Charles Schwab Corp.	25,150	845,669
Merrill Lynch & Co., Inc.	7,500	862,500
Morgan Stanley Dean Witter & Co.	31,900	2,655,675
		4,363,844
TOTAL FINANCE		22,507,963
HEALTH - 5.9%
Drugs & Pharmaceuticals - 5.6%
American Home Products Corp.	15,900	934,125
Amgen, Inc.	11,600	814,900
Bristol-Myers Squibb Co.	48,200	2,807,650
Eli Lilly & Co.	39,000	3,895,125
Merck & Co., Inc.	11,300	865,863
Pfizer, Inc.	84,700	4,065,600
Schering-Plough Corp.	72,400	3,656,200
		17,039,463
Medical Equipment & Supplies - 0.3%
Johnson & Johnson	4,600	468,625
Medtronic, Inc.	10,000	498,125
		966,750
TOTAL HEALTH		18,006,213
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.6%
General Electric Co.	206,400	10,939,184
Industrial Machinery & Equipment - 0.8%
Tyco International Ltd.	53,870	2,552,091
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,491,275
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - 4.3%
Broadcasting - 1.6%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	$ 1,067,000
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	540
Clear Channel Communications, Inc. (a)	15,400	1,155,000
Infinity Broadcasting Corp. Class A (a)	29,600	1,078,550
NTL, Inc. warrants 10/14/08 (a)	199	8,159
Time Warner, Inc.	20,208	1,535,808
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	4,500
		4,849,557
Entertainment - 1.8%
MGM Grand, Inc.	12,500	401,563
Viacom, Inc. Class B (non-vtg.) (a)	56,389	3,845,025
Walt Disney Co.	29,100	1,129,444
		5,376,032
Publishing - 0.7%
McGraw-Hill Companies, Inc.	42,100	2,273,400
Restaurants - 0.2%
McDonald's Corp.	20,500	675,219
TOTAL MEDIA & LEISURE		13,174,208
NONDURABLES - 1.6%
Beverages - 0.9%
Anheuser-Busch Companies, Inc.	16,700	1,247,281
Seagram Co. Ltd.	6,100	358,460
The Coca-Cola Co.	19,300	1,108,544
		2,714,285
Household Products - 0.5%
Clorox Co.	14,700	658,744
Colgate-Palmolive Co.	12,100	724,488
		1,383,232
Tobacco - 0.2%
Philip Morris Companies, Inc.	22,400	595,000
TOTAL NONDURABLES		4,692,517
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(k)	3	34
The Limited, Inc.	26,800	579,550
		579,584
General Merchandise Stores - 1.6%
Kohls Corp. (a)	9,300	517,313
Target Corp.	21,400	1,241,200
Wal-Mart Stores, Inc.	54,900	3,163,613
		4,922,126
Retail & Wholesale, Miscellaneous - 1.1%
Best Buy Co., Inc. (a)	800	50,600

	Shares	Value (Note 1)
Home Depot, Inc.	53,550	$ 2,674,153
Lowe's Companies, Inc.	11,100	455,794
		3,180,547
TOTAL RETAIL & WHOLESALE		8,682,257
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,531,875
Services - 0.2%
Ecolab, Inc.	18,100	707,031
TOTAL SERVICES		2,238,906
TECHNOLOGY - 19.0%
Communications Equipment - 5.3%
Cisco Systems, Inc. (a)	111,000	7,055,438
Comverse Technology, Inc. (a)	8,100	753,300
Corning, Inc.	4,000	1,079,500
Lucent Technologies, Inc.	30,200	1,789,350
Nokia AB sponsored ADR	34,200	1,707,863
Nortel Networks Corp.	53,100	3,683,465
		16,068,916
Computer Services & Software - 3.4%
America Online, Inc. (a)	25,950	1,368,863
BEA Systems, Inc. (a)	14,100	697,069
DecisionOne Corp.	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Inktomi Corp. (a)	3,400	402,050
Microsoft Corp. (a)	40,400	3,232,000
Oracle Corp. (a)	38,700	3,253,219
VeriSign, Inc. (a)	4,392	775,188
Yahoo!, Inc. (a)	6,200	768,025
		10,496,420
Computers & Office Equipment - 4.5%
Compaq Computer Corp.	33,600	858,900
Dell Computer Corp. (a)	42,700	2,105,644
EMC Corp. (a)	50,100	3,854,569
Hewlett-Packard Co.	8,400	1,048,950
International Business Machines Corp.	24,000	2,629,500
Network Appliance, Inc. (a)	8,300	668,150
Pitney Bowes, Inc.	11,000	440,000
Sun Microsystems, Inc. (a)	22,800	2,073,375
		13,679,088
Electronic Instruments - 0.5%
Applied Materials, Inc. (a)	10,400	942,500
KLA-Tencor Corp. (a)	8,400	491,925
		1,434,425
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - 5.3%
Analog Devices, Inc. (a)	12,900	$ 980,400
Broadcom Corp. Class A (a)	4,200	919,538
Flextronics International Ltd. (a)	6,500	446,469
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	39,300	5,253,919
JDS Uniphase Corp. (a)	12,200	1,462,475
Micron Technology, Inc. (a)	20,400	1,796,475
Motorola, Inc.	32,900	956,156
Sanmina Corp. (a)	7,900	675,450
Texas Instruments, Inc.	55,100	3,784,681
		16,275,563
TOTAL TECHNOLOGY		57,954,412
UTILITIES - 5.7%
Cellular - 2.5%
China Telecom (Hong Kong) Ltd. (a)	90,000	800,156
Leap Wireless International, Inc.:
warrants 4/15/10 (a)(g)	75	0
warrants 4/15/10 (a)	65	0
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	725
warrants 1/15/07 (CV ratio .6) (a)	50	213
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	725
Nextel Communications, Inc. Class A (a)	23,400	1,431,788
Sprint Corp. - PCS Group Series 1 (a)	35,100	2,088,450
Vodafone AirTouch PLC sponsored ADR	37,800	1,566,338
VoiceStream Wireless Corp. (a)	14,700	1,709,564
		7,597,959
Electric Utility - 0.3%
AES Corp. (a)	21,800	994,625
Gas - 0.5%
Dynegy, Inc. Class A	11,600	792,425
Enron Corp.	9,200	593,400
		1,385,825
Telephone Services - 2.4%
Allegiance Telecom, Inc. (a)	6,900	441,600
AT&T Corp.	16,604	525,102
BellSouth Corp.	32,000	1,364,000
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(g)	70	175
Level 3 Communications, Inc. (a)	5,400	475,200
McLeodUSA, Inc. Class A (a)	37,600	777,850
Ono Finance PLC rights 5/31/09 (a)(g)	210	2,100
Qwest Communications International, Inc. (a)	13,600	675,750
SBC Communications, Inc.	37,170	1,607,603

	Shares	Value (Note 1)
Sprint Corp. - FON Group	12,300	$ 627,300
WorldCom, Inc. (a)	19,489	894,058
		7,390,738
TOTAL UTILITIES		17,369,147
TOTAL COMMON STOCKS (Cost $133,038,091)		173,287,830
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
MediaOne Group, Inc. (Vodafone AirTouch PLC) $3.63 PIES	4,700	423,000
Nonconvertible Preferred Stocks - 0.2%
ENERGY - 0.0%
Energy Services - 0.0%
R&B Falcon Corp. 13.875%	113	128,255
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	50	44,513
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	190	173,333
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. 11.125% pay-in-kind	2,136	223,212
Publishing - 0.0%
PRIMEDIA, Inc. Series D, $10.00	600	55,500
TOTAL MEDIA & LEISURE		278,712
TOTAL NONCONVERTIBLE PREFERRED STOCKS		624,813
TOTAL PREFERRED STOCKS (Cost $970,382)		1,047,813
Corporate Bonds - 15.2%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.1%
HEALTH - 0.4%
Drugs & Pharmaceuticals - 0.4%
Roche Holdings, Inc. 0% 1/19/15 (g)	-	$ 1,261,000	1,153,815
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Liberty Media Corp. 3.75% 2/15/30 (g)	Baa3	$ 481,000	$ 521,885
TECHNOLOGY - 0.4%
Computers & Office Equipment - 0.4%
Juniper Networks, Inc. 4.75% 3/15/07	B-	1,220,000	1,349,625
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (g)	B1	308,000	318,780
Telephone Services - 0.0%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	203,000	183,842
TOTAL UTILITIES			502,622
TOTAL CONVERTIBLE BONDS			3,527,947
Nonconvertible Bonds - 14.1%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03 (g)	Baa2	240,000	240,662
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.2%
Huntsman Corp. 9.5% 7/1/07 (g)	B2	370,000	337,625
Lyondell Chemical Co. 10.875% 5/1/09	B2	340,000	337,450
			675,075
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	160,000	145,600
Packaging & Containers - 0.1%
Gaylord Container Corp. 9.75% 6/15/07	Caa1	210,000	163,800
Paper & Forest Products - 0.1%
APP China Group Ltd. 14% 3/15/10 unit (g)	B3	150,000	94,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fort James Corp. 6.625% 9/15/04	Baa2	$ 45,000	$ 43,274
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	230,000	202,400
			340,174
TOTAL BASIC INDUSTRIES			1,324,649
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.1%
Dayton Superior Corp. 13% 6/15/09 unit (g)	B3	160,000	158,400
Construction - 0.0%
Lennar Corp. 9.95% 5/1/10 (g)	Ba1	25,000	24,625
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	491,350
LNR Property Corp. 9.375% 3/15/08	B1	160,000	139,200
			630,550
Real Estate Investment Trusts - 0.8%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	93,160
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	954,410
6.625% 2/15/05	Baa1	200,000	188,948
6.75% 2/15/08	Baa1	100,000	91,609
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	120,000	92,400
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	66,675
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	86,265
6.875% 2/1/05	Baa2	1,000,000	956,150
			2,529,617
TOTAL CONSTRUCTION & REAL ESTATE			3,343,192
ENERGY - 0.6%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	125,213
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	109,000
Oil & Gas - 0.6%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	351,209
Apache Corp.:
7.625% 7/1/19	Baa1	155,000	149,662
7.7% 3/15/26	Baa1	65,000	62,636
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	$ 100,000	$ 90,750
Chesapeake Energy Corp. 9.625% 5/1/05	B2	250,000	243,750
Conoco, Inc. 5.9% 4/15/04	A3	125,000	119,300
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	179,550
Phillips Petroleum Co. 6.375% 3/30/09	Baa2	250,000	225,868
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	200,000	198,000
YPF Sociedad Anonima 8% 2/15/04	B1	50,000	49,050
			1,669,775
TOTAL ENERGY			1,903,988
FINANCE - 3.0%
Banks - 1.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	494,055
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	200,000	201,960
BankBoston Corp. 6.625% 2/1/04	A3	200,000	192,736
Barclays Bank PLC yankee 5.95% 7/15/01	A1	350,000	347,501
Capital One Bank 6.375% 2/15/03	Baa2	250,000	239,713
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	195,437
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	163,537
7.375% 9/17/04	Baa2	160,000	155,056
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	95,790
6.875% 11/15/02	Baa2	300,000	295,734
Sanwa Finance Aruba AEC 8.35% 7/15/09	Baa1	600,000	597,336
Sumitomo Bank International Finance NV 8.5% 6/15/09	Baa1	100,000	100,469
Summit Bancorp 8.625% 12/10/02	BBB+	100,000	101,231
			3,284,329

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit & Other Finance - 1.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	$ 250,000	$ 227,325
AMRESCO, Inc. 9.875% 3/15/05	Caa3	220,000	102,300
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	233,693
Bellsouth Capital Funding Corp. 7.75% 2/15/10	Aa3	160,000	160,006
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	100,000	98,811
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,279
7.1% 6/23/04	A3	200,000	193,952
Finova Capital Corp.:
6.11% 2/18/03	Baa2	200,000	176,000
7.25% 11/8/04	Baa2	100,000	89,000
Ford Motor Credit Co.:
6.5% 2/28/02	A2	1,000,000	984,150
7.875% 6/15/10	A2	1,040,000	1,041,477
Household Finance Corp. 8% 5/9/05	A2	300,000	302,541
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	20,000	17,000
Imperial Credit Industries 9.875% 1/15/07	B3	330,000	237,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	340,000	323,513
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	353,265
6.875% 11/15/28	Baa1	735,000	635,510
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	98,000
TXU Eastern Funding 6.75% 5/15/09	Baa1	100,000	89,417
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	60,000	51,537
			5,464,376
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	499,445
TOTAL FINANCE			9,248,150
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Unilab Corp. 12.75% 10/1/09	B3	70,000	72,100
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	844,770
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	$ 155,000	$ 134,850
7.875% 1/1/09	Ba2	170,000	144,500
WMX Technologies, Inc. 7.1% 8/1/26	Ba1	120,000	112,946
			392,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,237,066
MEDIA & LEISURE - 3.0%
Broadcasting - 2.6%
ACME Television LLC/ACME Financial Corp. 0% 9/30/04 (e)	B3	200,000	191,000
Adelphia Communications Corp. 9.875% 3/1/05	B1	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	608,036
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	194,500
Callahan Nordrhein Westfalen 14% 7/15/10 (g)	B3	250,000	250,000
CapStar Broadcasting Partners, Inc. 0% 2/1/09 (e)	B2	190,000	173,375
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	320,000	181,600
8.25% 4/1/07	B2	180,000	159,300
8.625% 4/1/09	B2	180,000	158,850
Continental Cablevision, Inc. 8.3% 5/15/06	A2	215,000	220,093
Diamond Cable Communications PLC 0% 2/15/07 (e)	B3	210,000	161,175
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	130,000	83,200
EchoStar DBS Corp. 9.375% 2/1/09	B2	260,000	250,900
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (g)	B3	195,000	173,550
International Cabletel, Inc. 0% 2/1/06 (e)	B3	250,000	230,000
LIN Holdings Corp. 0% 3/1/08 (e)	B3	270,000	177,525

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	$ 150,000	$ 143,127
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	150,000	103,500
NTL, Inc. 0% 4/1/08 (e)	B3	560,000	347,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	170,000	166,600
Satelites Mexicanos SA de CV 11.28% 6/30/04 (g)(i)	B1	74,000	67,340
Shaw Communications, Inc. 8.25% 4/11/10	Baa2	140,000	141,135
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	65,000	34,938
10.75% 3/15/10	B3	25,000	24,875
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	198,864
Telewest PLC 0% 10/1/07 (e)	B1	270,000	257,850
Time Warner, Inc. 8.18% 8/15/07	Baa3	910,000	927,918
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (e)	B2	380,000	349,600
Series D 0% 5/15/06 (e)	B2	30,000	27,600
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	230,000	115,000
0% 2/1/10 (e)	B2	270,000	126,900
10.875% 11/1/07	B2	480,000	432,000
10.875% 8/1/09	B2	275,000	242,000
11.25% 11/1/09	B2	15,000	13,125
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	552,450
			7,817,676
Entertainment - 0.0%
Regal Cinemas, Inc. 9.5% 6/1/08	Ca	355,000	88,750
Lodging & Gaming - 0.0%
Horseshoe Gaming LLC 8.625% 5/15/09	B2	70,000	65,800
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	85,500
			151,300
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	480,685
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	66,850
7.28% 6/30/28	Baa3	200,000	172,432
7.3% 4/30/28	Baa3	170,000	145,143
			865,110
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	$ 170,000	$ 161,500
TOTAL MEDIA & LEISURE			9,084,336
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.625% 12/15/05	Baa3	150,000	143,370
6.8% 12/15/08	Baa3	200,000	187,565
			330,935
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	185,752
TOTAL NONDURABLES			516,687
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	420,000	216,300
7.125% 1/15/07	Caa1	110,000	58,300
			274,600
General Merchandise Stores - 0.1%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	483,520
Grocery Stores - 0.1%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (d)	C	450,000	9,000
12% 3/1/06 (d)	Caa3	10,000	1,250
Kroger Co. 6% 7/1/00	Baa3	200,000	199,962
			210,212
TOTAL RETAIL & WHOLESALE			968,332
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	40,200
Services - 0.1%
SITEL Corp. 9.25% 3/15/06	B3	250,000	220,000
TOTAL SERVICES			260,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.6%
Computer Services & Software - 0.3%
Concentric Network Corp. 12.75% 12/15/07	B-	$ 50,000	$ 52,500
Covad Communications Group, Inc. 12% 2/15/10	B3	355,000	275,125
Exodus Communications, Inc. 11.625% 7/15/10 (g)	B	280,000	281,400
PSINet, Inc. 10.5% 12/1/06	B3	260,000	239,200
			848,225
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa1	300,000	284,763
7.25% 9/1/02	Baa1	250,000	241,973
Globix Corp. 12.5% 2/1/10	B-	95,000	78,375
			605,111
Electronic Instruments - 0.0%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	80,000	73,600
Electronics - 0.1%
ChipPAC International Ltd. 12.75% 8/1/09	B3	40,000	43,000
Hadco Corp. 9.5% 6/15/08	B2	140,000	140,350
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	52,000	55,510
			238,860
TOTAL TECHNOLOGY			1,765,796
TRANSPORTATION - 0.9%
Air Transportation - 0.4%
Atlas Air, Inc.:
8.77% 1/2/11	Ba1	86,129	83,115
9.375% 11/15/06	B3	220,000	213,400
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	70,000	67,683
7.73% 9/15/12	Baa1	28,243	26,975
Delta Air Lines, Inc. 7.9% 12/15/09	Baa3	500,000	464,750
US Air, Inc. 9.625% 2/1/01	B3	430,000	425,700
			1,281,623
Railroads - 0.5%
Burlington Northern Santa Fe Corp.:
6.875% 12/1/27	Baa2	1,000,000	860,780
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Burlington Northern Santa Fe Corp.: - continued
7.29% 6/1/36	Baa2	$ 150,000	$ 146,609
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	332,302
			1,339,691
TOTAL TRANSPORTATION			2,621,314
UTILITIES - 3.4%
Cellular - 0.5%
Cellnet Data Systems, Inc. 0% 10/1/07 (e)	-	300,000	24,000
Clearnet Communications, Inc. yankee 0% 12/15/05 (e)	B3	200,000	206,000
Crown Castle International Corp. 10.75% 8/1/11	B3	45,000	45,675
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	50,000	50,375
Leap Wireless International, Inc.:
0% 4/15/10 (e)(g)	-	65,000	27,300
12.5% 4/15/10 (g)	Caa2	75,000	66,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	270,000	205,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	241,000	204,850
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	420,000	312,900
9.375% 11/15/09	B1	170,000	163,200
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	295,000	197,650
10.375% 11/15/09	B2	170,000	176,800
			1,679,950
Electric Utility - 0.4%
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	267,204
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	165,000	166,115
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	146,427
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	467,147

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	$ 75,000	$ 77,640
Texas Utilities Co. 6.375% 1/1/08	Baa3	100,000	90,325
			1,214,858
Gas - 0.3%
CMS Panhandle Holding Co.:
6.125% 3/15/04	Baa3	150,000	141,675
7% 7/15/29	Baa3	150,000	125,880
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	500,000	499,900
			767,455
Telephone Services - 2.2%
Allegiance Telecom, Inc. 12.875% 5/15/08	B3	200,000	216,500
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	700,000	695,681
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	935,000	949,895
Esat Telecom Group PLC 0% 2/1/07 (e)	Aa1	230,000	213,900
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	180,000	176,400
Global TeleSystems Group, Inc. 9.875% 2/15/05	Caa1	330,000	227,700
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	560,000	565,600
Hermes Europe Railtel BV 11.5% 8/15/07	B3	150,000	125,250
ICG Holdings, Inc. 0% 9/15/05 (e)	B3	260,000	249,600
Intermedia Communications, Inc. 0% 3/1/09 (e)	B3	330,000	200,475
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	170,000	141,100
NEXTLINK Communications, Inc. 0% 12/1/09 (e)	B2	500,000	287,500
Ono Finance PLC 13% 5/1/09	Caa1	215,000	203,175
Rhythms NetConnections, Inc. 14% 2/15/10 (g)	B3	200,000	144,000
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	220,000	204,882
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	429,626
7.7% 7/20/29	Baa1	666,000	627,152
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	152,250
Viatel, Inc. 11.25% 4/15/08	B3	250,000	187,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
WinStar Communications, Inc. 12.75% 4/15/10 (g)	B3	$ 450,000	$ 434,250
WorldCom, Inc. 8.875% 1/15/06	A3	184,000	190,782
			6,623,218
TOTAL UTILITIES			10,285,481
TOTAL NONCONVERTIBLE BONDS			42,871,953
TOTAL CORPORATE BONDS (Cost $48,683,174)			46,399,900
U.S. Government and Government Agency Obligations - 10.4%

U.S. Government Agency Obligations - 1.7%
Fannie Mae:
6.5% 4/29/09	Aaa	1,600,000	1,494,752
7.125% 2/15/05	Aaa	1,315,000	1,320,339
7.25% 5/15/30	Aaa	660,000	673,435
Federal Home Loan Bank 7.59% 3/10/05	Aaa	190,000	193,859
Freddie Mac:
5.75% 3/15/09	Aaa	800,000	728,624
6.25% 7/15/04	Aaa	310,000	301,379
6.875% 1/15/05	Aaa	185,000	183,844
7% 7/15/05	Aaa	250,000	249,650
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	34,670	35,168
Tennessee Valley Authority 7.125% 5/1/30	Aaa	140,000	140,588
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			5,321,638
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	1,660,000	1,676,600
8.875% 8/15/17	Aaa	3,805,000	4,850,195
9.875% 11/15/15	Aaa	625,000	847,463
14% 11/15/11	Aaa	490,000	680,488
U.S. Treasury Notes:
5.5% 5/31/03	Aaa	6,000,000	5,861,220
5.5% 2/15/08	Aaa	100,000	95,719
5.625% 9/30/01	Aaa	140,000	138,512

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.875% 10/31/01	Aaa	$ 1,950,000	$ 1,934,771
5.875% 11/15/04	Aaa	2,850,000	2,808,590
6.5% 5/31/02	Aaa	3,010,000	3,013,763
7% 7/15/06	Aaa	3,750,000	3,885,938
U.S. Treasury Notes - coupon STRIPS 0% 11/15/11	Aaa	1,430,000	709,652
TOTAL U.S. TREASURY OBLIGATIONS			26,502,911
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,715,419)			31,824,549
U.S. Government Agency - Mortgage Securities - 13.0%

Fannie Mae - 9.1%
5.5% 2/1/11	Aaa	156,534	145,429
6% 4/1/09 to 1/1/29	Aaa	1,860,194	1,734,133
6.5% 11/1/25 to 7/1/29	Aaa	11,136,937	10,514,432
6.5% 7/1/30 (h)	Aaa	3,500,000	3,298,750
7% 12/1/24 to 9/1/28	Aaa	3,344,454	3,236,903
7.5% 5/1/15 to 1/1/30	Aaa	8,490,673	8,375,883
8% 12/1/29	Aaa	499,027	501,053
TOTAL FANNIE MAE			27,806,583
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	367,456	363,782
Government National Mortgage Association - 3.8%
6.5% 4/15/28 to 4/15/29	Aaa	10,337,543	9,813,560
7% 1/15/28 to 12/15/28	Aaa	636,734	619,020
7.5% 6/15/27 to 3/15/28	Aaa	1,153,223	1,145,846
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,578,426
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $41,146,234)			39,748,791
Asset-Backed Securities - 0.8%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	192,297
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	503,067
6.4% 12/15/02	Aa2	80,000	78,960
7.03% 11/15/03	Aaa	145,000	144,887
Key Auto Finance Trust:
6.3% 10/15/03	A2	197,699	196,711
6.65% 10/15/03	Baa3	59,053	58,979
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Premier Auto Trust 5.59% 2/9/04	Aaa	$ 1,000,000	$ 970,310
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	200,000	200,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,390,044)			2,345,211
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	202,245
Series 1998-FL1:
Class D, 7.1415% 12/10/00 (g)(i)	A2	300,000	299,543
Class E, 7.4913% 1/10/13 (g)(i)	Baa2	420,000	418,130
DLJ Commercial Mortgage Corp. 7.62% 5/10/10	Aaa	500,000	501,484
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(i)	Baa3	500,000	432,285
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	450,000	454,359
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	473,242
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,876,556)			2,781,288
Foreign Government and Government Agency Obligations (j) - 0.2%

Korean Republic yankee:
8.75% 4/15/03	Baa2	80,000	81,437
8.875% 4/15/08	Baa2	116,000	119,654
Quebec Province yankee:
6.86% 4/15/26 (f)	A2	250,000	240,255
7.125% 2/9/24	A2	30,000	28,337
7.5% 7/15/23	A2	30,000	29,574
United Mexican States 9.875% 2/1/10	Baa3	200,000	209,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $727,451)			708,257
Supranational Obligations - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	$ 500,000	$ 476,310
Cash Equivalents - 3.0%
	Shares
Taxable Central Cash Fund, 6.59% (c) (Cost $9,219,794)	9,219,794	9,219,794
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $271,264,000)		307,839,743
NET OTHER ASSETS - (0.9)%		(2,855,046)
NET ASSETS - 100%		$ 304,984,697
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,427,464 or 2.8% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.2%	AAA, AA, A	25.5%
Baa	6.9%	BBB	5.9%
Ba	0.4%	BB	0.6%
B	3.9%	B	4.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $224,411,074 and $262,292,592, respectively, of which long-term U.S. government and government agency obligations aggregated $59,871,450 and $60,369,656, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,986 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $34 and 0% of net assets.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $266,299,649. Net unrealized appreciation aggregated $41,540,094, of which $50,485,729 related to appreciated investment securities and $8,945,635 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $271,264,000) - See accompanying schedule		$ 307,839,743
Commitment to sell securities on a delayed delivery basis	$ (5,690,625)
Receivable for securities sold on a delayed delivery basis	5,685,000	(5,625)
Receivable for investments sold, regular delivery		3,535,259
Cash		23,298
Receivable for fund shares sold		242,446
Dividends receivable		49,966
Interest receivable		1,666,464
Other receivables		44,424
Total assets		313,395,975
Liabilities
Payable for investments purchased Regular delivery	4,592,826
Delayed delivery	3,294,642
Payable for fund shares redeemed	376,552
Accrued management fee	108,417
Distribution fees payable	2,544
Other payables and accrued expenses	36,297
Total liabilities		8,411,278
Net Assets		$ 304,984,697
Net Assets consist of:
Paid in capital		$ 259,384,219
Undistributed net investment income		5,026,674
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,004,148
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,569,656
Net Assets		$ 304,984,697
Initial Class: Net Asset Value, offering price and redemption price per share ($274,792,464 ÷ 18,214,675 shares)		$15.09
Service Class: Net Asset Value, offering price and redemption price per share ($29,480,101 ÷ 1,961,121 shares)		$15.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($712,132 ÷ 47,418 shares)		$15.02

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 1,026,288
Interest		4,833,980
Security lending		131
Total income		5,860,399
Expenses
Management fee	$ 667,765
Transfer agent fees	101,971
Distribution fees	13,916
Accounting and security lending fees	59,780
Non-interested trustees' compensation	506
Custodian fees and expenses	13,860
Audit	14,098
Legal	1,823
Reports to shareholders	309
Miscellaneous	137
Total expenses before reductions	874,165
Expense reductions	(26,193)	847,972
Net investment income		5,012,427
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,969,880
Foreign currency transactions	(4,097)	4,965,783
Change in net unrealized appreciation (depreciation) on:
Investment securities	(11,411,603)
Assets and liabilities in foreign currencies	(1,569)
Delayed delivery commitments	(5,625)	(11,418,797)
Net gain (loss)		(6,453,014)
Net increase (decrease) in net assets resulting from operations		$ (1,440,587)
Other Information Expense reductions Directed brokerage arrangements		$ 25,816
Custodian credits		377
		$ 26,193

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 5,012,427	$ 10,132,202
Net realized gain (loss)	4,965,783	7,580,954
Change in net unrealized appreciation (depreciation)	(11,418,797)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(1,440,587)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(8,369,238)	(8,692,279)
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(27,604,335)	36,165,081
Total increase (decrease) in net assets	(47,440,129)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $5,026,674 and $10,132,202, respectively)	$ 304,984,697	$ 352,424,826

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	800,778	$ 11,898,820	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(4,066,967)	(61,054,219)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,120,016)	$ (32,249,345)	1,237,404	$ 18,893,878
Service Class Sold	289,094	$ 4,329,594	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,571	37,189	563,405
Redeemed	(125,685)	(1,874,764)	(43,583)	(679,444)
Net increase (decrease)	264,264	$ 3,938,401	1,101,906	$ 17,271,203
Service Class 2 A Sold	47,040	$ 701,059	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(2)	(31)	-	-
Net increase (decrease)	47,418	$ 706,609	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 7,684,570		$ 8,389,449
Service Class		682,102		302,830
Service Class 2 A		2,566		-
Total		$ 8,369,238		$ 8,692,279
		$ 18,395,207		$ 16,171,682

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 H
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17	$ 10.00
Income from Investment Operations
Net investment income	.24 D	.45 D	.44 D	.44 D	.33	.14
Net realized and unrealized gain (loss)	(.27)	.24	2.00	2.22	.78	1.25
Total from investment operations	(.03)	.69	2.44	2.66	1.11	1.39
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)	(.14)
From net realized gain	(.40)	(.43)	(.55)	-	(.04)	(.08)
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)	(.22)
Net asset value, end of period	$ 15.09	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Total Return B, C	(0.06)%	4.55%	17.64%	22.18%	9.98%	13.92%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 274,792	$ 325,371	$ 307,681	$ 214,538	$ 103,110	$ 43,155
Ratio of expenses to average net assets	.55% A	.57%	.59%	.61%	.72%	1.42% F
Ratio of expenses to average net assets after expense reductions	.53% A, G	.55% G	.58% G	.60% G	.71% G	1.42%
Ratio of net investment income to average net assets	3.20% A	2.87%	2.94%	3.28%	3.63%	3.56%
Portfolio turnover	148% A	108%	94%	98%	163%	248%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.23	.43	.41	.08
Net realized and unrealized gain (loss)	(.27)	.24	1.98	.35
Total from investment operations	(.04)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net realized gain	(.40)	(.43)	(.55)	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 15.03	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(0.13)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,480	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.65% A	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.63% A, G	.66% G	.69% G	.71% A
Ratio of net investment income to average net assets	3.10% A	2.77%	2.79%	3.43% A
Portfolio turnover	148% A	108%	94%	98%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income D	.20
Net realized and unrealized gain (loss)	.10 G
Total from investment operations	.30
Less Distributions
From net investment income	(.47)
From net realized gain	(.40)
Total distributions	(.87)
Net asset value, end of period	$ 15.02
Total Return B, C	2.05%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 712
Ratio of expenses to average net assets	.79% A
Ratio of expenses to average net assets after expense reductions	.77% A, F
Ratio of net investment income to average net assets	2.96% A
Portfolio turnover	148% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	276,319,488.69	94.617
Against	4,151,739.32	1.422
Abstain	11,567,630.61	3.961
TOTAL	292,038,858.62	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	272,189,750.93	93.203
Against	4,507,278.92	1.544
Abstain	15,341,828.77	5.253
TOTAL	292,038,858.62	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	268,161,500.09	91.824
Against	5,337,639.43	1.828
Abstain	18,539,719.10	6.348
TOTAL	292,038,858.62	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,614,072.73	91.636
Against	5,806,227.04	1.989
Abstain	18,618,558.85	6.375
TOTAL	292,038,858.62	100.000

PROPOSAL 7

To modify the fund's fundamental investment objective and eliminate a fundamental investment policy of the fund.

Affirmative	267,914,892.06	91.739
Against	7,333,491.83	2.512
Abstain	16,790,474.73	5.749
TOTAL	292,038,858.62	100.000

PROPOSAL 8

To amend the fundamental investment limitation concerning diversification.

Affirmative	267,037,890.43	91.439
Against	7,842,324.91	2.686
Abstain	17,158,643.28	5.875
TOTAL	292,038,858.62	100.000

PROPOSAL 9

To amend the fundamental investment limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	266,860,588.67	91.378
Against	8,492,005.75	2.908
Abstain	16,686,264.20	5.714
TOTAL	292,038,858.62	100.000

PROPOSAL 10

To amend the fundamental investment limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,900,537.74	91.735
Against	7,342,176.47	2.514
Abstain	16,796,144.41	5.751
TOTAL	292,038,858.62	100.000

* Denotes trust-wide proposals and voting results.

Balanced Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 year	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class	5.69%	17.10%	17.79%
Asset Manager: Growth Composite	6.73%	18.15%	15.37%
S&P 500	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%
LB 3 Month T-Bill	5.57%	5.41%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

* not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $24,529 - a 145.29% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,079 over the same period - a 240.79% increase. If $10,000 was invested in the Lehman Brothers Aggregate
Bond Index, it would have grown to $14,798 - a 47.98% increase.
You can also look at how the Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $26,247 - a 162.47% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	2.8
Intel Corp.	2.4
Cisco Systems, Inc.	2.4
Microsoft Corp.	2.3
Pfizer, Inc.	1.6
11.5
Top Five Market Sectors as of June 30, 2000
(stocks only)	% of fund's net assets
Technology	29.1
Health	9.3
Finance	6.4
Utilities	6.0
Energy	4.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stock Class 73.4%
Bond Class 20.6%
Short-Term Class 6.0%

* Foreign investments 4.4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bart Grenier became Portfolio Manager of Asset Manager: Growth Portfolio on May 1, 2000.

Q. How did the fund perform, Bart?

A. For the six- and 12-month periods that ended June 30, 2000, the fund trailed the Asset Manager: Growth Composite Index, which returned 0.95% and 6.73%, respectively.

Q. What asset allocation strategies did you pursue during the six-month period?

A. The fund continued to slightly emphasize equities, with just over 71% of its assets on average invested in this class during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Given the bullish environment for stocks in the first quarter of 2000, the fund's overexposure here garnered it an advantage over the composite index early in the period. However, even with the equity rally in June, the fund's gains during the period were more than offset by its losses suffered during the sharp, broad market decline of April and May. On the bond side, the fund focused on high-yield securities, which hurt, although our exposure to investment-grade debt did help offset some of those losses.

Q. What factors influenced performance of the equity subportfolio?

A. Steve Snider maintained the fund's tilt toward the sectors of the economy with a high growth orientation. The fund's overweighting in technology aided performance, as we were able to uncover several large, high-quality tech names that effectively weathered the correction in the spring and posted big numbers for the period. We also took advantage of several good growth stories among some smaller-cap companies that fared extremely well. Our best tech picks overall included Texas Instruments, LSI Logic, Integrated Device Technology and Comverse. The fund's exposure to health stocks, particularly IVAX, Techne and Pfizer, helped amid a rally in biotechnology shares. Growth-oriented financials, including mutual fund distributor Waddell & Reed and insurer American International Group, were meaningful contributors. Conversely, we were caught holding a handful of disappointments within the tech sector, notably Microsoft, Lucent Technologies, QLogic and Harmonic. Steve sold off fund positions in Waddell & Reed, QLogic and Harmonic prior to the close of the period. The decline in retail stocks during the period dragged down fund holdings Wal-Mart and Home Depot. Poorly performing utility stocks, most notably Qualcomm and AT&T, also weighed on performance. Overall, the equity subportfolio trailed the Standard & Poor's 500 Index slightly during the six-month period, but outperformed it during the past 12 months.

Q. How did the fund's bond subportfolio fare?

A. Charlie Morrison and his team did a nice job of positioning the investment-grade component of the fund to benefit from changing market conditions. The decision to reduce the fund's exposure to long-term corporate bonds was a good one, as the performance of these securities deteriorated along side all other spread sectors during the period. A driving influence at this time was the U.S. Treasury's announcement in January of its intention to reduce new borrowing and use government surplus proceeds to repurchase outstanding debt. This move sparked a tremendous rally in long-term Treasuries. So, despite the Federal Reserve Board's actions to raise rates during the period, the much improved supply/demand picture painted by the Treasury buybacks led to a positive return for the investment-grade subportfolio. On the other hand, high-yield bonds suffered from poor liquidity and declining credit quality. Fred Hoff - who directed the fund's high-yield investments until June 1, 2000, when Mark Notkin took over - helped limit our losses by avoiding the names that fell the furthest amid the period's downtrend.

Q. And the fund's short-term/money market investments?

A. John Todd felt that concerns surrounding Y2K were overblown and, thus, used the opportunity to extend the average maturity of the fund's money-market subportfolio early on to take advantage of a steeply sloped yield curve. Early in 2000, however, the yield curve flattened out dramatically. In response, we let the average maturity roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Fed tightening. Shareholders should note that John may choose to invest in a money market mutual fund rather than invest directly in money market securities in the future.

Q. What's your outlook?

A. It's still unclear as to whether or not the Fed can successfully orchestrate a soft landing, which would be very constructive for stocks. There's a lot of conflicting evidence out there in terms of economic data that will have to get cleared up before we can know for sure if the economy has actually slowed down a couple notches to be considered a soft landing. Until then, I think we'll be in sort of a narrow trading range in terms of the equity market. Security selection in this type of environment will become even more important, which bodes well for us given the strength of Fidelity's research.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$564 million

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 68.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.3%
Northrop Grumman Corp.	8,400	$ 556,500
Textron, Inc.	16,700	907,019
		1,463,519
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Eastman Chemical Co.	8,600	410,650
Engelhard Corp.	24,200	412,913
Pharmacia Corp.	38,700	2,000,306
Praxair, Inc.	11,500	430,531
W.R. Grace & Co. (a)	37,300	452,263
		3,706,663
Paper & Forest Products - 0.2%
Westvaco Corp.	39,800	987,538
TOTAL BASIC INDUSTRIES		4,694,201
CONSTRUCTION & REAL ESTATE - 0.1%
Engineering - 0.1%
MasTec, Inc. (a)	20,100	767,569
DURABLES - 0.2%
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	5,500	453,750
Consumer Electronics - 0.1%
Whirlpool Corp.	8,300	386,988
Textiles & Apparel - 0.0%
Liz Claiborne, Inc.	10,400	366,600
TOTAL DURABLES		1,207,338
ENERGY - 4.5%
Energy Services - 0.1%
BJ Services Co. (a)	11,900	743,750
Oil & Gas - 4.4%
Amerada Hess Corp.	28,000	1,729,000
EOG Resources, Inc.	25,400	850,900
Exxon Mobil Corp.	106,800	8,383,800
Murphy Oil Corp.	28,200	1,676,138
Noble Affiliates, Inc.	21,300	793,425
Occidental Petroleum Corp.	89,600	1,887,200
Ocean Energy, Inc. (a)	136,900	1,942,269
Royal Dutch Petroleum Co. (NY Shares)	66,300	4,081,594
Tosco Corp.	26,600	753,113
Valero Energy Corp.	54,400	1,727,200
Vintage Petroleum, Inc.	35,800	807,738
		24,632,377
TOTAL ENERGY		25,376,127

	Shares	Value (Note 1)
FINANCE - 6.4%
Banks - 1.1%
Bank of America Corp.	50,800	$ 2,184,400
Northern Trust Corp.	10,100	657,131
Silicon Valley Bancshares (a)	36,600	1,560,075
Wells Fargo & Co.	51,000	1,976,250
		6,377,856
Credit & Other Finance - 1.7%
American Express Co.	41,400	2,157,975
Citigroup, Inc.	125,700	7,573,425
		9,731,400
Insurance - 1.9%
American International Group, Inc.	47,100	5,534,250
CIGNA Corp.	22,300	2,085,050
First Health Group Corp. (a)	23,500	771,094
Hartford Financial Services Group, Inc.	13,500	755,156
Marsh & McLennan Companies, Inc.	7,100	741,506
PMI Group, Inc.	13,200	627,000
		10,514,056
Savings & Loans - 0.2%
Dime Bancorp, Inc.	37,000	582,750
Golden West Financial Corp.	17,300	706,056
		1,288,806
Securities Industry - 1.5%
Bear Stearns Companies, Inc.	33,900	1,411,088
Eaton Vance Corp. (non-vtg.)	19,100	883,375
Lehman Brothers Holdings, Inc.	16,700	1,579,194
Merrill Lynch & Co., Inc.	14,600	1,679,000
Morgan Stanley Dean Witter & Co.	35,200	2,930,400
		8,483,057
TOTAL FINANCE		36,395,175
HEALTH - 9.2%
Drugs & Pharmaceuticals - 6.2%
American Home Products Corp.	40,400	2,373,500
Amgen, Inc.	31,600	2,219,900
Andrx Corp. (a)	14,700	939,652
Bristol-Myers Squibb Co.	61,300	3,570,725
Eli Lilly & Co.	33,700	3,365,788
Forest Laboratories, Inc. (a)	9,400	949,400
IVAX Corp. (a)	63,500	2,635,250
Jones Pharma, Inc.	41,100	1,641,431
Merck & Co., Inc.	70,700	5,417,388
Pfizer, Inc.	192,675	9,248,400
Schering-Plough Corp.	45,400	2,292,700
		34,654,134
Medical Equipment & Supplies - 2.0%
Abbott Laboratories	47,000	2,094,438
Johnson & Johnson	43,000	4,380,625
Millipore Corp.	15,300	1,153,238
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Techne Corp. (a)	22,400	$ 2,912,000
Varian Medical Systems, Inc. (a)	19,000	743,375
		11,283,676
Medical Facilities Management - 1.0%
Quest Diagnostics, Inc. (a)	14,100	1,053,975
Trigon Healthcare, Inc. (a)	20,300	1,046,719
UnitedHealth Group, Inc.	32,400	2,778,300
Universal Health Services, Inc. Class B (a)	14,100	923,550
		5,802,544
TOTAL HEALTH		51,740,354
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.5%
Adtran, Inc. (a)	25,300	1,514,838
General Electric Co.	304,600	16,143,777
Scientific-Atlanta, Inc.	30,600	2,279,700
		19,938,315
Industrial Machinery & Equipment - 0.9%
Asyst Technologies, Inc. (a)	37,800	1,294,650
Deere & Co.	34,400	1,272,800
Tyco International Ltd.	52,300	2,477,713
		5,045,163
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		24,983,478
MEDIA & LEISURE - 2.7%
Broadcasting - 0.5%
NTL, Inc. warrants 10/14/08 (a)	427	17,507
Time Warner, Inc.	39,800	3,024,800
		3,042,307
Entertainment - 1.3%
Mandalay Resort Group (a)	65,300	1,306,000
Viacom, Inc. Class B (non-vtg.) (a)	47,100	3,211,631
Walt Disney Co.	64,000	2,484,000
		7,001,631
Leisure Durables & Toys - 0.2%
Brunswick Corp.	30,300	501,844
Callaway Golf Co.	30,700	500,794
		1,002,638
Publishing - 0.6%
Dow Jones & Co., Inc.	18,400	1,347,800
Gannett Co., Inc.	7,100	424,669
McGraw-Hill Companies, Inc.	25,600	1,382,400
The New York Times Co. Class A	11,200	442,400
		3,597,269

	Shares	Value (Note 1)
Restaurants - 0.1%
Brinker International, Inc. (a)	18,300	$ 535,275
TOTAL MEDIA & LEISURE		15,179,120
NONDURABLES - 2.4%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	13,500	1,008,281
Pepsi Bottling Group, Inc.	84,200	2,457,588
The Coca-Cola Co.	76,400	4,388,225
		7,854,094
Foods - 0.6%
Quaker Oats Co.	14,100	1,059,263
Sysco Corp.	49,400	2,080,975
		3,140,238
Household Products - 0.4%
Procter & Gamble Co.	40,700	2,330,075
TOTAL NONDURABLES		13,324,407
PRECIOUS METALS - 0.0%
Placer Dome, Inc.	11,500	107,970
RETAIL & WHOLESALE - 3.2%
Apparel Stores - 0.6%
Talbots, Inc.	30,000	1,648,125
The Limited, Inc.	45,600	986,100
Venator Group, Inc. (a)	79,600	815,900
		3,450,125
General Merchandise Stores - 1.7%
BJ's Wholesale Club, Inc. (a)	49,600	1,636,800
Wal-Mart Stores, Inc.	137,800	7,940,725
		9,577,525
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	71,200	3,555,550
Tiffany & Co., Inc.	24,300	1,640,250
		5,195,800
TOTAL RETAIL & WHOLESALE		18,223,450
SERVICES - 0.5%
Advertising - 0.2%
TMP Worldwide, Inc. (a)	12,100	893,131
Services - 0.3%
Manpower, Inc.	6,600	211,200
Robert Half International, Inc. (a)	25,200	718,200
Teletech Holdings, Inc. (a)	25,900	804,519
		1,733,919
TOTAL SERVICES		2,627,050
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 29.1%
Communications Equipment - 6.2%
ADC Telecommunications, Inc. (a)	11,300	$ 947,788
Cable Design Technologies Corp. (a)	40,800	1,366,800
Cisco Systems, Inc. (a)	213,700	13,583,306
Comverse Technology, Inc. (a)	17,700	1,646,100
Corning, Inc.	8,500	2,293,938
Lucent Technologies, Inc.	102,100	6,049,425
Nokia AB sponsored ADR	14,300	714,106
Nortel Networks Corp.	102,500	7,110,267
Tollgrade Communications, Inc. (a)	11,200	1,484,000
		35,195,730
Computer Services & Software - 6.2%
Adobe Systems, Inc.	4,000	520,000
Amdocs Ltd. (a)	10,300	790,525
America Online, Inc. (a)	70,600	3,724,150
BEA Systems, Inc. (a)	19,200	949,200
BroadVision, Inc. (a)	10,800	548,775
Microsoft Corp. (a)	161,000	12,880,000
Oracle Corp. (a)	108,600	9,129,188
Remedy Corp. (a)	16,100	897,575
Siebel Systems, Inc. (a)	5,800	948,663
Sybase, Inc. (a)	88,500	2,035,500
Symantec Corp. (a)	11,300	609,494
Yahoo!, Inc. (a)	16,800	2,081,100
		35,114,170
Computers & Office Equipment - 4.6%
Apple Computer, Inc. (a)	13,000	680,875
Dell Computer Corp. (a)	79,300	3,910,481
EMC Corp. (a)	66,800	5,139,425
Hewlett-Packard Co.	37,800	4,720,275
International Business Machines Corp.	53,700	5,883,506
Maxtor Corp. (a)	55,900	590,444
Sun Microsystems, Inc. (a)	57,500	5,228,906
		26,153,912
Electronic Instruments - 2.5%
Applied Materials, Inc. (a)	33,700	3,054,063
Credence Systems Corp. (a)	30,200	1,666,663
Electro Scientific Industries, Inc. (a)	29,600	1,303,325
KLA-Tencor Corp. (a)	10,500	614,906
Kulicke & Soffa Industries, Inc. (a)	13,700	813,438
LAM Research Corp. (a)	39,100	1,466,250
LTX Corp. (a)	19,700	688,269
Meade Instruments Corp. (a)	64,400	1,618,050
Teradyne, Inc. (a)	23,000	1,690,500
Trimble Navigation Ltd. (a)	17,300	844,456
		13,759,920
Electronics - 9.6%
Advanced Micro Devices, Inc. (a)	27,200	2,101,200
Altera Corp. (a)	20,300	2,069,331
Amkor Technology, Inc. (a)	16,900	596,781
Amphenol Corp. Class A (a)	39,600	2,621,025

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	22,500	$ 1,710,000
Arrow Electronics, Inc. (a)	14,900	461,900
Atmel Corp. (a)	36,700	1,353,313
AVX Corp.	50,000	1,146,875
Burr-Brown Corp. (a)	30,700	2,661,306
Cypress Semiconductor Corp. (a)	38,900	1,643,525
Integrated Device Technology, Inc. (a)	45,700	2,736,288
Intel Corp.	103,400	13,823,288
International Rectifier Corp. (a)	41,800	2,340,800
KEMET Corp. (a)	49,800	1,248,113
LSI Logic Corp. (a)	10,400	562,900
Microchip Technology, Inc. (a)	10,800	629,269
Motorola, Inc.	65,697	1,909,319
National Semiconductor Corp. (a)	7,600	431,300
PMC-Sierra, Inc. (a)	3,800	675,213
SDL, Inc. (a)	3,900	1,112,231
Semtech Corp. (a)	28,400	2,172,156
Technitrol, Inc.	5,600	542,500
Texas Instruments, Inc.	72,000	4,945,500
Three-Five Systems, Inc. (a)	11,000	649,000
Vishay Intertechnology, Inc. (a)	51,000	1,934,813
Xilinx, Inc. (a)	24,100	1,989,756
		54,067,702
TOTAL TECHNOLOGY		164,291,434
TRANSPORTATION - 0.1%
Air Transportation - 0.0%
Delta Air Lines, Inc.	4,600	232,588
Trucking & Freight - 0.1%
C.H. Robinson Worldwide, Inc.	5,000	247,500
TOTAL TRANSPORTATION		480,088
UTILITIES - 4.8%
Cellular - 0.2%
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	2,275
QUALCOMM, Inc. (a)	5,500	330,000
Sprint Corp. - PCS Group Series 1 (a)	13,500	803,250
		1,135,525
Electric Utility - 1.0%
Calpine Corp. (a)	29,400	1,933,050
Entergy Corp.	26,400	717,750
PECO Energy Co.	18,000	725,625
PPL Corp.	30,900	677,869
Public Service Enterprise Group, Inc.	24,800	858,700
TXU Corp.	26,700	787,650
		5,700,644
Gas - 0.3%
Columbia Energy Group	12,000	787,500
Enron Corp.	11,200	722,400
		1,509,900
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 3.3%
AT&T Corp.	114,800	$ 3,630,550
Bell Atlantic Corp.	48,000	2,439,000
BellSouth Corp.	58,200	2,480,775
GTE Corp.	29,800	1,855,050
Ono Finance PLC rights 5/31/09 (a)(f)	310	3,100
Pathnet, Inc. warrants 4/15/08 (a)(f)	840	8,400
SBC Communications, Inc.	105,500	4,562,875
WorldCom, Inc. (a)	87,800	4,027,825
		19,007,575
TOTAL UTILITIES		27,353,644
TOTAL COMMON STOCKS (Cost $325,944,798)		388,214,924
Nonconvertible Preferred Stocks - 1.8%

CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
California Federal Preferred Capital Corp. $2.2812	30,171	641,134
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	160	142,442
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	386	352,140
MEDIA & LEISURE - 0.4%
Broadcasting - 0.3%
Adelphia Communications Corp. $13.00	2,183	224,849
CSC Holdings, Inc. 11.125% pay-in-kind	14,567	1,522,252
		1,747,101
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	4,338	376,322
Series D, $10.00	4,544	420,320
		796,642
TOTAL MEDIA & LEISURE		2,543,743

	Shares	Value (Note 1)
UTILITIES - 1.2%
Cellular - 0.6%
Crown Castle International Corp. 12.75% pay-in-kind	358	$ 365,160
Nextel Communications, Inc. 11.125% pay-in-kind	2,851	2,751,215
		3,116,375
Telephone Services - 0.6%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	873	781,335
Intermedia Communications, Inc. 13.5% pay-in-kind	820	795,400
IXC Communications, Inc. 12.5% pay-in-kind	263	263,000
NEXTLINK Communications, Inc. 14% pay-in-kind	33,088	1,687,488
		3,527,223
TOTAL UTILITIES		6,643,598
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,734,609)		10,323,057
Corporate Bonds - 13.9%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.4%
HEALTH - 0.3%
Medical Facilities Management - 0.3%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 1,290,000	1,062,638
Total Renal Care Holdings, Inc. 7% 5/15/09 (f)	B3	500,000	332,500
			1,395,138
MEDIA & LEISURE - 0.1%
Lodging & Gaming - 0.1%
Hilton Hotels Corp. 5% 5/15/06	Ba2	660,000	521,400
TOTAL CONVERTIBLE BONDS			1,916,538
Nonconvertible Bonds - 13.5%
AEROSPACE & DEFENSE - 0.1%
Ship Building & Repair - 0.1%
Newport News Shipbuilding, Inc. 9.25% 12/1/06	Ba3	652,000	652,000
BASIC INDUSTRIES - 1.0%
Chemicals & Plastics - 0.6%
Avecia Group PLC 11% 7/1/09	B2	635,000	622,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Chemicals & Plastics - continued
Huntsman Corp. 9.5% 7/1/07 (f)	B2	$ 565,000	$ 515,563
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	200,000	200,000
Lyondell Chemical Co.:
9.875% 5/1/07	Ba3	890,000	881,100
10.875% 5/1/09	B2	440,000	436,700
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	305,000	313,769
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	470,000	380,700
			3,350,132
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	305,000	277,550
Packaging & Containers - 0.3%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	560,000	431,200
9.75% 6/15/07	Caa1	660,000	514,800
Norampac, Inc. 9.5% 2/1/08	B1	390,000	376,350
Packaging Corp. of America 9.625% 4/1/09	B2	370,000	365,375
			1,687,725
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	80,000	77,378
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	380,000	334,400
			411,778
TOTAL BASIC INDUSTRIES			5,727,185
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.0%
Numatics, Inc. 9.625% 4/1/08	B3	30,000	24,000
Construction - 0.1%
Blount, Inc. 13% 8/1/09	B3	270,000	274,725
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	170,000	153,000
Real Estate - 0.0%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	94,976

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Real Estate Investment Trusts - 0.1%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	$ 100,000	$ 93,160
7.125% 3/15/04	Baa2	110,000	105,585
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	100,000	96,114
6.75% 2/15/08	Baa1	100,000	91,609
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3	285,000	198,075
			584,543
TOTAL CONSTRUCTION & REAL ESTATE			1,131,244
DURABLES - 0.0%
Autos, Tires, & Accessories - 0.0%
TRW, Inc. 6.5% 6/1/02	Baa1	120,000	116,878
Consumer Electronics - 0.0%
Whirlpool Corp. 8.6% 5/1/10	Baa1	40,000	41,276
Textiles & Apparel - 0.0%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	135,000	128,887
TOTAL DURABLES			287,041
ENERGY - 0.4%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	330,000	306,075
Energy Services - 0.1%
Baker Hughes, Inc. 5.8% 2/15/03	A2	90,000	86,184
R&B Falcon Corp. 6.5% 4/15/03	Ba3	320,000	296,800
RBF Finance Co. 11% 3/15/06	Ba3	300,000	321,000
			703,984
Oil & Gas - 0.2%
Apache Corp. 7.625% 7/1/19	Baa1	75,000	72,417
Chesapeake Energy Corp. 9.625% 5/1/05	B2	680,000	663,000
Occidental Petroleum Corp. 9.75% 6/15/01	Baa3	100,000	101,880
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	94,964
8.125% 10/15/05	Baa1	140,000	141,666
8.375% 7/15/04	Baa1	195,000	196,743
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Petro-Canada 7% 11/15/28	A3	$ 50,000	$ 43,660
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	60,000	63,205
			1,377,535
TOTAL ENERGY			2,387,594
FINANCE - 1.0%
Banks - 0.2%
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	70,000	70,686
BankBoston Corp. 6.625% 2/1/04	A3	60,000	57,821
Capital One Bank:
6.375% 2/15/03	Baa2	130,000	124,651
6.65% 3/15/04	Baa3	260,000	249,730
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	93,065
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Den Danske Bank AS 6.375% 6/15/08 (f)(i)	A1	170,000	156,081
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	91,388
Providian National Bank 6.7% 3/15/03	Baa3	100,000	95,634
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	50,000	51,934
			1,094,764
Credit & Other Finance - 0.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	113,663
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	470,000	218,550
10% 3/15/04	Caa3	210,000	96,600
Countrywide Funding Corp. 6.45% 2/27/03	A3	150,000	144,867
Details Capital Corp. 0% 11/15/07 (e)	Caa1	85,000	56,100
Dobson/Sygnet Communications Co. 12.25% 12/15/08	-	140,000	148,050
ERP Operating LP:
6.55% 11/15/01	A3	55,000	54,206
7.1% 6/23/04	A3	100,000	96,976
Finova Capital Corp.:
6.11% 2/18/03	Baa2	50,000	44,000
7.25% 11/8/04	Baa2	110,000	97,900

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
First Security Capital I 8.41% 12/15/26	A3	$ 110,000	$ 101,908
Ford Motor Credit Co.:
6.4513% 7/16/01 (i)	A2	400,000	400,433
7.5% 3/15/05	A2	140,000	138,950
7.875% 6/15/10	A2	400,000	400,568
Heller Financial, Inc. 6% 3/19/04	A3	180,000	168,451
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	280,000	182,000
7.6% 8/1/07	Ba2	790,000	418,700
7.875% 8/1/03	Ba2	130,000	80,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	130,000	123,696
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	40,000	37,693
6.875% 11/15/28	Baa1	90,000	77,818
The Money Store, Inc. 7.3% 12/1/02	A2	100,000	99,063
TXU Eastern Funding:
6.15% 5/15/02	Baa1	60,000	58,267
6.75% 5/15/09	Baa1	90,000	80,475
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	150,000	151,500
			3,591,034
Savings & Loans - 0.1%
Chevy Chase Savings Bank FSB 9.25% 12/1/08	B1	80,000	71,200
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	85,394
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	138,011
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	100,000	97,625
			392,230
Securities Industry - 0.1%
Amvescap PLC yankee 6.375% 5/15/03	A3	200,000	190,872
Goldman Sachs Group LP 6.6338% 7/27/00 (i)(k)	A1	400,000	399,966
			590,838
TOTAL FINANCE			5,668,866
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fountain View, Inc. 11.25% 4/15/08	Caa1	460,000	112,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - continued
Medical Facilities Management - continued
Tenet Healthcare Corp. 8.625% 1/15/07	Ba3	$ 330,000	$ 313,500
Unilab Corp. 12.75% 10/1/09	B3	150,000	154,500
			580,700
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	430,000	425,700
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(f)	-	500,000	255,000
Tyco International Group SA:
7% 6/15/28	Baa1	280,000	240,696
yankee 6.375% 6/15/05	Baa1	30,000	28,618
			950,014
Pollution Control - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	230,000	209,300
7.625% 1/1/06	Ba2	195,000	169,650
10% 8/1/09	B2	1,795,000	1,507,800
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	169,400
WMX Technologies, Inc.:
6.25% 10/15/00	Ba1	100,000	99,343
7.1% 8/1/26	Ba1	40,000	37,649
			2,193,142
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			3,143,156
MEDIA & LEISURE - 4.5%
Broadcasting - 3.6%
Adelphia Communications Corp. 9.875% 3/1/07	B1	1,230,000	1,168,500
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	302,328
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	350,000	283,500
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	210,000	196,442
Callahan Nordrhein Westfalen 14% 7/15/10 (f)	B3	770,000	770,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	B2	$ 705,000	$ 683,850
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	210,000	203,700
10.25% 7/1/07	B3	1,335,000	1,353,356
Clear Channel Communications, Inc.:
6.875% 6/15/18	Baa3	320,000	275,104
7.875% 6/15/05	Baa3	90,000	89,577
Comcast UK Cable Partners Ltd. 0% 11/15/07 (e)	B2	580,000	539,400
CSC Holdings, Inc. 10.5% 5/15/16	Ba3	280,000	295,400
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B3	645,000	495,038
yankee 0% 12/15/05 (e)	B3	300,000	280,500
Earthwatch, Inc. 0% 7/15/07 unit (e)(f)	-	430,000	275,200
EchoStar DBS Corp.:
9.25% 2/1/06	B2	515,000	496,975
9.375% 2/1/09	B2	420,000	405,300
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1	100,000	62,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B1	700,000	603,750
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B1	340,000	340,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	590,000	396,775
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	180,000	196,200
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	200,000	168,718
International Cabletel, Inc. 0% 2/1/06 (e)	B3	220,000	202,400
Knology Holding, Inc. 0% 10/15/07 (e)	-	380,000	193,800
LIN Holdings Corp. 0% 3/1/08 (e)	B3	305,000	200,538
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	60,000	57,251
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	890,000	614,100
NTL Communications Corp.:
0% 10/1/08 (e)	B3	875,000	562,188
11.5% 10/1/08	B3	690,000	695,175
NTL, Inc.:
0% 4/1/08 (e)	B3	1,735,000	1,075,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
NTL, Inc.: - continued
10% 2/15/07	B3	$ 240,000	$ 228,000
Pegasus Communications Corp. 9.625% 10/15/05	B3	960,000	926,400
TCI Communications, Inc. 9.8% 2/1/12	A2	190,000	215,865
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	805,000	559,475
Telewest Communications PLC:
0% 4/15/09 (e)	B1	620,000	341,000
0% 2/1/10 (e)(f)	B1	615,000	325,950
Telewest PLC:
yankee 9.625% 10/1/06	B1	110,000	103,400
0% 10/1/07 (e)	B1	1,330,000	1,270,150
Time Warner, Inc. 9.125% 1/15/13	Baa3	155,000	169,865
United Pan-Europe Communications NV:
0% 2/1/10 (e)	B2	1,310,000	615,700
10.875% 8/1/09	B2	2,057,000	1,810,160
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	35,000	33,338
			20,082,068
Entertainment - 0.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	418,000	380,380
Cinemark USA, Inc. 8.5% 8/1/08	B2	130,000	61,100
Paramount Communications, Inc. 7.5% 1/15/02	Baa1	110,000	109,640
Premier Parks, Inc. 0% 4/1/08 (e)	B3	1,335,000	906,131
Viacom, Inc.:
6.75% 1/15/03	Baa1	110,000	108,032
7.75% 6/1/05	Baa1	115,000	115,390
			1,680,673
Lodging & Gaming - 0.4%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	410,000	383,350
HMH Properties, Inc. 7.875% 8/1/05	Ba2	380,000	349,600
Horseshoe Gaming LLC 8.625% 5/15/09	B2	285,000	267,900
Host Marriott LP 8.375% 2/15/06	Ba2	630,000	589,050
ITT Corp. 7.375% 11/15/15	Ba1	150,000	125,625

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mohegan Tribal Gaming Authority 8.75% 1/1/09	Ba3	$ 390,000	$ 368,550
Station Casinos, Inc. 9.875% 7/1/10 (f)	B1	465,000	467,325
			2,551,400
Publishing - 0.1%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	110,000	100,177
7.75% 1/20/24	Baa3	70,000	63,369
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	325,000	329,007
			492,553
Restaurants - 0.1%
Domino's, Inc. 10.375% 1/15/09	B3	300,000	278,250
NE Restaurant, Inc. 10.75% 7/15/08	B3	550,000	429,000
			707,250
TOTAL MEDIA & LEISURE			25,513,944
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.4% 12/15/03	Baa3	120,000	115,332
6.8% 12/15/08	Baa3	105,000	98,472
			213,804
Foods - 0.1%
ConAgra, Inc. 7.125% 10/1/26	Baa1	115,000	106,058
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	440,000	330,000
			436,058
Tobacco - 0.0%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	70,000	65,942
7.25% 9/15/01	A2	50,000	49,184
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	92,876
			208,002
TOTAL NONDURABLES			857,864
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.0%
Rite Aid Corp.:
6.5% 12/15/05 (f)	Caa1	100,000	51,500
7.125% 1/15/07	Caa1	40,000	21,200
			72,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
RETAIL & WHOLESALE - continued
General Merchandise Stores - 0.1%
Dayton Hudson Corp. 7.5% 7/15/06	A2	$ 125,000	$ 124,930
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	96,704
8.5% 6/15/03	Baa1	50,000	50,459
Kmart Corp. 12.5% 3/1/05	Baa3	510,000	553,350
			825,443
Grocery Stores - 0.2%
Kroger Co. 6% 7/1/00	Baa3	110,000	109,979
Pathmark Stores, Inc. 9.625% 5/1/03 (d)	Caa3	1,230,000	848,700
			958,679
TOTAL RETAIL & WHOLESALE			1,856,822
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	211,050
Services - 0.1%
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	370,000	214,600
Medaphis Corp. 9.5% 2/15/05	Caa1	260,000	195,000
			409,600
TOTAL SERVICES			620,650
TECHNOLOGY - 1.2%
Computer Services & Software - 0.6%
Amazon.com, Inc. 0% 5/1/08 (e)	Caa1	395,000	213,300
Concentric Network Corp. 12.75% 12/15/07	B-	120,000	126,000
Covad Communications Group, Inc.:
0% 3/15/08 (e)	B3	715,000	350,350
12% 2/15/10	B3	970,000	751,750
12.5% 2/15/09	B3	201,000	159,795
Exodus Communications, Inc. 11.25% 7/1/08	B-	355,000	351,450
Federal Data Corp. 10.125% 8/1/05	B3	690,000	448,500
PSINet, Inc. 10.5% 12/1/06	B3	1,115,000	1,025,800
Verio, Inc. 10.375% 4/1/05	B3	11,000	11,715
			3,438,660

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
6.375% 11/30/01	Baa1	$ 150,000	$ 145,139
7.25% 9/1/02	Baa1	125,000	120,986
Globix Corp. 12.5% 2/1/10	B-	570,000	470,250
Sun Microsystems, Inc. 7% 8/15/02	Baa1	35,000	34,783
			771,158
Electronics - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	B3	535,000	575,125
Details, Inc. 10% 11/15/05	B3	110,000	104,500
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	100,000	101,000
10.375% 10/1/07	B3	310,000	316,200
Flextronics International Ltd. 9.875% 7/1/10 (f)	Ba3	225,000	228,375
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	1,000,000	835,000
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	230,000	245,525
			2,405,725
TOTAL TECHNOLOGY			6,615,543
TRANSPORTATION - 0.2%
Air Transportation - 0.1%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	30,000	29,007
7.73% 9/15/12	Baa1	12,553	11,989
Delta Air Lines, Inc. 8.3% 12/15/29	Baa3	160,000	139,456
Qantas Airways Ltd. 7.75% 6/15/09 (f)	Baa1	110,000	109,450
US Airways Group, Inc. 10.375% 3/1/13	Ba3	360,000	320,400
			610,302
Railroads - 0.1%
Burlington Northern Santa Fe Corp. 6.125% 3/15/09	Baa2	150,000	133,680
Canadian National Railway Co. 6.9% 7/15/28	Baa2	150,000	126,551
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	52,178
6.46% 6/22/05	Baa2	100,000	94,039
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 220,000	$ 215,019
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	100,000	88,821
			710,288
TOTAL TRANSPORTATION			1,320,590
UTILITIES - 3.6%
Cellular - 1.5%
Crown Castle International Corp. 0% 5/15/11 (e)	B3	525,000	320,250
Dobson Communications Corp. 10.875% 7/1/10 (f)	-	230,000	231,725
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	1,067,000	810,920
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	1,310,000	1,113,500
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	2,760,000	2,056,200
Nextel International, Inc. 0% 4/15/08 (e)	Caa1	815,000	537,900
Rogers Communications, Inc. 8.875% 7/15/07	Ba3	530,000	519,400
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	595,000	391,213
Triton PCS, Inc. 0% 5/1/08 (e)	B3	560,000	404,600
Vodafone AirTouch PLC 7.625% 2/15/05 (f)	A2	105,000	104,887
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	255,000	170,850
10.375% 11/15/09	B2	1,550,000	1,612,000
			8,273,445
Electric Utility - 0.1%
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	115,788
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	65,000	65,439
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	95,040
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	58,571
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	145,716
yankee 7.875% 12/15/26 (f)	A3	80,000	70,665

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Texas Utilities Co. 6.375% 1/1/08	Baa3	$ 40,000	$ 36,130
			587,349
Gas - 0.0%
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	50,000	49,990
Telephone Services - 2.0%
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3	250,000	181,875
12.875% 5/15/08	B3	260,000	281,450
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	100,000	99,383
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	260,000	264,142
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-	480,000	216,000
Global Crossing Holdings Ltd. 9.125% 11/15/06	Ba2	145,000	139,563
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	475,000	479,750
ICG Services, Inc. 0% 5/1/08 (e)	B3	400,000	184,000
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	352,625
0% 3/1/09 (e)	B3	250,000	151,875
Level 3 Communications, Inc. 9.125% 5/1/08	B3	765,000	686,588
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	675,000	216,000
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1	670,000	559,450
9.5% 11/1/08	B1	215,000	209,625
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	95,000	93,338
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	540,000	506,250
Ono Finance PLC 13% 5/1/09	Caa1	370,000	349,650
Pathnet, Inc. 12.25% 4/15/08	-	840,000	470,400
Rhythms NetConnections, Inc.:
0% 5/15/08 (e)	B3	1,356,000	535,620
12.75% 4/15/09	B3	695,000	472,600
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	140,000	130,379
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	183,000	175,104
7.7% 7/20/29	Baa1	160,000	150,667
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Teligent, Inc.:
0% 3/1/08 (e)	Caa1	$ 770,000	$ 354,200
11.5% 12/1/07	Caa1	890,000	689,750
WinStar Communications, Inc.:
0% 4/15/10 (e)(f)	B3	2,636,000	1,225,740
12.75% 4/15/10 (f)	B3	1,961,000	1,892,365
WorldCom, Inc. 8.875% 1/15/06	A3	103,000	106,797
			11,175,186
TOTAL UTILITIES			20,085,970
TOTAL NONCONVERTIBLE BONDS			76,449,169
TOTAL CORPORATE BONDS (Cost $84,294,396)			78,365,707
U.S. Government and Government Agency Obligations - 2.4%

U.S. Government Agency Obligations - 1.2%
Fannie Mae:
6% 5/15/08	Aaa	1,000,000	932,570
6.5% 4/29/09	Aaa	245,000	228,884
7.125% 2/15/05	Aaa	255,000	256,035
7.25% 5/15/30	Aaa	310,000	316,310
Federal Home Loan Bank 6.75% 2/1/02	Aaa	830,000	827,402
Freddie Mac:
0% 8/17/00	-	2,000,000	1,983,698
5.5% 5/15/02	Aaa	1,000,000	975,310
5.75% 3/15/09	Aaa	510,000	464,498
6.25% 7/15/04	Aaa	200,000	194,438
6.875% 1/15/05	Aaa	85,000	84,469
7% 7/15/05	Aaa	110,000	109,846
7.625% 9/9/09	Aaa	85,000	83,805
Tennessee Valley Authority 7.125% 5/1/30	Aaa	65,000	65,273
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			6,522,538
U.S. Treasury Obligations - 1.2%
U.S. Treasury Bills, yield at date of purchase 5.76% 8/24/00 (h)	-	1,000,000	991,983
U.S. Treasury Bonds:
6.875% 8/15/25	Aaa	135,000	147,128
8% 11/15/21	Aaa	50,000	60,446
8.125% 8/15/19	Aaa	1,780,000	2,151,860

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8.875% 8/15/17	Aaa	$ 219,000	$ 279,157
8.875% 2/15/19	Aaa	259,000	333,341
U.S. Treasury Notes:
5.875% 10/31/01	Aaa	700,000	694,533
6.625% 6/30/01	Aaa	1,315,000	1,316,644
7.25% 8/15/04	Aaa	20,000	20,678
7.875% 11/15/04	Aaa	830,000	878,895
TOTAL U.S. TREASURY OBLIGATIONS			6,874,665
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $13,316,132)			13,397,203
U.S. Government Agency - Mortgage Securities - 2.6%

Fannie Mae - 2.3%
6% 3/1/11 to 1/1/29	Aaa	1,157,618	1,100,240
6.5% 2/1/26 to 11/1/29	Aaa	3,584,741	3,385,228
7% 8/1/25 to 12/1/29	Aaa	3,017,374	2,921,248
7.5% 5/1/24 to 1/1/30	Aaa	2,639,765	2,603,005
7.5% 7/1/30	Aaa	1,200,000	1,182,375
8% 1/1/30	Aaa	398,480	400,098
8% 7/1/30 (g)	Aaa	1,155,000	1,159,332
TOTAL FANNIE MAE			12,751,526
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	131,845	130,404
Government National Mortgage Association - 0.3%
7% 7/15/28	Aaa	847,185	823,616
7.5% 1/15/26 to 8/15/28	Aaa	775,734	770,452
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			1,594,068
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $14,760,546)			14,475,998
Asset-Backed Securities - 0.2%

Airplanes pass through trust 10.875% 3/15/19	Ba2	340,757	252,160
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	146,859
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	96,797
CIT Marine Trust 5.8% 4/15/10	Aaa	120,000	115,950
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	18,974	18,879
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CPS Auto Receivables Trust 6% 8/15/03	Aaa	$ 72,514	$ 71,517
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	180,000	174,544
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	90,000	88,777
6.4% 12/15/02	Aa2	50,000	49,350
7.03% 11/15/03	Aaa	24,000	23,981
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	19,008	18,990
Olympic Automobile Receivables Trust 6.7% 3/15/02	Aaa	6,288	6,286
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 6.125% 2/5/03 (f)(i)	Baa2	54,596	54,331
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	50,000
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	79,617	79,095
TOTAL ASSET-BACKED SECURITIES (Cost $1,381,710)			1,247,516
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2 Class 2B, 7.1786% 12/29/25 (d)(f)(i)	Ba3	167,970	80,993
U.S. Government Agency - 0.0%
Fannie Mae REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	100,000	90,016
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	89,859
TOTAL U.S. GOVERNMENT AGENCY			179,875
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $268,920)			260,868
Commercial Mortgage Securities - 0.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BKB Commercial Mortgage Trust Series 1997-C1 Class D, 7.7606% 2/25/43 (f)(i)	BBB	$ 36,512	$ 36,294
CBM Funding Corp. sequential pay Series 1996-1:
Class A-3PI, 7.08% 11/1/07	AA	100,000	98,242
Class B, 7.48% 2/1/08	A	80,000	78,172
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	183,859
Series 1998-FL1 Class E, 7.4913% 1/10/13 (f)(i)	Baa2	220,000	219,020
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	125,759
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (i)	-	320,000	227,700
FMAC Loan Receivables Trust:
Series 1997-A Class E, 8.1104% 4/15/19 (f)(i)	-	250,000	165,234
Series 1997-B Class E, 7.8912% 9/15/19 (f)(i)	-	100,000	38,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (f)	Ba3	250,000	201,055
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (f)(i)	Baa3	180,000	155,623
LTC Commercial Mortgage pass through certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	447,500
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	103,030	96,929
Morgan Stanley Capital I, Inc. Series 1996-MBL1 Class E, 8.2633% 5/25/21 (f)(i)	-	76,623	76,204
Nomura Asset Securities Corp. Series 1998-D6 Class A4, 7.6083% 3/17/28 (i)	Baa2	140,000	127,728
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (f)(i)	-	125,000	115,762
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	$ 50,000	$ 50,484
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7.375% 9/25/24 (f)	BB	1,000,000	921,445
Series 1996-CFL Class E, 7.75% 2/25/28	BBB	80,000	79,331
Thirteen Affiliates of General Growth Properties, Inc.:
Series D-2, 6.992% 12/15/10 (f)	Baa2	140,000	128,827
Series E-2, 7.224% 12/15/10 (f)	Baa3	100,000	89,828
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,940,126)			3,662,996
Foreign Government and Government Agency Obligations (j)- 0.1%

Korean Republic yankee 8.875% 4/15/08	Baa2	46,000	47,449
Quebec Province 7.5% 9/15/29	A2	340,000	334,019
United Mexican States 9.875% 2/1/10	Baa3	150,000	156,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $539,426)			538,218
Supranational Obligations - 0.0%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	142,893
Purchased Bank Debt - 1.6%

American Tower L P term loan 9.53% 12/31/07 (i)	-	600,000	603,000
Charter Communication Operating LLC term loan 8.8% 3/18/08 (i)	Ba3	1,000,000	993,750
Crown Castle Operating Co. term loan 9.46% 6/15/08 (i)	Ba3	800,000	802,000
Dynatech LLC term loan 10.03% 9/1/07 (i)	-	760,000	756,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Huntsman ICI Chemicals LLC sr. secured:
term B loan 9.875% 6/30/07 (i)	-	$ 341,250	$ 342,103
term C loan 9.8128% 6/30/08 (i)	-	438,920	440,017
Lyondell Chemical Co. sr. secured Tranche E term loan 10.5263% 5/17/06 (i)	-	700,000	719,250
McLeodUSA, Inc. term loan 9.69% 5/31/08 (i)	Ba2	750,000	751,875
Nextel Finance Co. term loan:
9.6875% 6/30/08 (i)	Ba2	500,000	501,875
10.375% 12/31/08 (i)	Ba2	500,000	501,875
Packaging Corp. of America term loan 0% 5/22/07 (i)	-	500,000	501,250
Telemundo Group, Inc. term loan 8.905% 3/31/07 (i)	B1	300,000	298,125
Tritel Holding Corp. term loan 11.15% 12/31/07 (i)	B2	750,000	752,813
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (i)	B+	900,000	897,750
Wci Capital Corp. term loan 11.43% 9/30/07 (i)	B2	400,000	399,000
TOTAL PURCHASED BANK DEBT (Cost $9,276,347)			9,260,883
Bank Notes - 0.1%

Bank One NA 6.29% 8/25/00 (Cost $350,000)	350,000	349,447
Certificates of Deposit - 0.1%

Canadian Imperial Bank of Commerce yankee 7.01% 11/27/00 (Cost $350,000)	350,000	350,194
Commercial Paper - 0.3%

CIT Group, Inc. 6.43% 7/5/00	350,000	349,869
Daimler-Chrysler North America Holding Corp. yankee 6.65% 11/7/00	350,000	341,826
General Motors Acceptance Corp. 6.62% 8/28/00	380,000	376,116
ING America Insurance Holdings, Inc. yankee 6.69% 11/9/00	350,000	341,735
Woolwich PLC yankee 6.21% 7/19/00	350,000	348,969
TOTAL COMMERCIAL PAPER (Cost $1,757,427)		1,758,515
Cash Equivalents - 7.6%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00	$ 2,216,261	$ 2,215,000
	Shares
Central Cash Collateral Fund, 6.71% (c)	501,400	501,400
Taxable Central Cash Fund, 6.59% (c)	39,965,070	39,965,070
TOTAL CASH EQUIVALENTS (Cost $42,681,470)		42,681,470
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $509,744,964)		565,029,889
NET OTHER ASSETS - (0.1)%		(325,417)
NET ASSETS - 100%		$ 564,704,472
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
74 S&P 500 Stock Index Contracts	Sept. 2000	$ 27,159,850	$ (154,341)
The face value of futures purchased as a percentage of net assets - 4.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,009,281 or 1.8% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $991,983.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Goldman Sachs Group LP 6.6338% 7/27/00	1/25/99	$ 400,000
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	5.4%	AAA, AA, A	4.6%
Baa	1.7%	BBB	1.5%
Ba	2.1%	BB	2.3%
B	8.2%	B	8.6%
Caa	1.8%	CCC	1.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.2%
The percentage not rated by Moody's or S&P amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.1% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $410,590,429 and $446,509,326, respectively, of which long-term U.S. government and government agency obligations aggregated $21,640,909 and $29,574,212, respectively.

The market value of futures contracts opened and closed during the period amounted to $42,463,560 and $25,435,756, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,215 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $1,234,966 and 0.2% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $508,362. The fund received cash collateral of $501,400 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $511,113,364. Net unrealized appreciation aggregated $53,916,525, of which $78,810,087 related to appreciated investment securities and $24,893,562 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $2,215,000) (cost $509,744,964) - See accompanying schedule		$ 565,029,889
Cash		580,771
Receivable for investments sold		2,971,635
Receivable for fund shares sold		144,989
Dividends receivable		223,283
Interest receivable		2,250,205
Receivable for daily variation on futures contracts		128,478
Other receivables		4,662
Total assets		571,333,912
Liabilities
Payable for investments purchased Regular delivery	$ 4,480,071
Delayed delivery	1,156,414
Payable for fund shares redeemed	103,022
Accrued management fee	268,525
Distribution fees payable	1,214
Other payables and accrued expenses	118,794
Collateral on securities loaned, at value	501,400
Total liabilities		6,629,440
Net Assets		$ 564,704,472
Net Assets consist of:
Paid in capital		$ 459,835,599
Undistributed net investment income		8,042,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,695,777
Net unrealized appreciation (depreciation) on investments		55,130,584
Net Assets		$ 564,704,472
Initial Class: Net Asset Value, offering price and redemption price per share ($550,572,837 ÷ 33,870,150 shares)		$16.26
Service Class: Net Asset Value, offering price and redemption price per share ($13,501,543 ÷ 835,401 shares)		$16.16
Service Class 2: Net Asset Value, offering price and redemption price per share ($630,092 ÷ 39,021 shares)		$16.15

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 2,439,432
Interest		6,412,593
Security lending		3,343
Total income		8,855,368
Expenses
Management fee	$ 1,608,808
Transfer agent fees	183,381
Distribution fees	6,175
Accounting and security lending fees	98,601
Non-interested trustees' compensation	884
Custodian fees and expenses	17,239
Registration fees	246
Audit	13,564
Legal	2,214
Miscellaneous	12,474
Total expenses before reductions	1,943,586
Expense reductions	(19,481)	1,924,105
Net investment income		6,931,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	41,710,684
Foreign currency transactions	25
Futures contracts	303,300	42,014,009
Change in net unrealized appreciation (depreciation) on:
Investment securities	(56,540,361)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(189,604)	(56,729,966)
Net gain (loss)		(14,715,957)
Net increase (decrease) in net assets resulting from operations		$ (7,784,694)
Other Information Expense reductions Directed brokerage arrangements		$ 16,516
Custodian credits		2,965
		$ 19,481

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,931,263	$ 13,100,308
Net realized gain (loss)	42,014,009	48,664,911
Change in net unrealized appreciation (depreciation)	(56,729,966)	17,820,079
Net increase (decrease) in net assets resulting from operations	(7,784,694)	79,585,298
Distributions to shareholders From net investment income	(11,727,781)	(12,766,102)
From net realized gain	(47,570,525)	(21,173,047)
Total distributions	(59,298,306)	(33,939,149)
Share transactions - net increase (decrease)	40,407,233	13,695,216
Total increase (decrease) in net assets	(26,675,767)	59,341,365
Net Assets
Beginning of period	591,380,239	532,038,874
End of period (including undistributed net investment income of $8,042,512 and $13,084,201, respectively)	$ 564,704,472	$ 591,380,239

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,257,146	$ 36,909,555	3,532,899	$ 59,442,839
Reinvested	3,619,549	58,129,957	2,100,108	33,706,735
Redeemed	(3,600,176)	(59,212,121)	(5,095,721)	(86,190,044)
Net increase (decrease)	2,276,519	$ 35,827,391	537,286	$ 6,959,530
Service Class Sold	224,493	$ 3,664,261	451,433	$ 7,507,627
Reinvested	72,504	1,157,887	14,544	232,414
Redeemed	(53,879)	(864,210)	(60,280)	(1,004,355)
Net increase (decrease)	243,118	$ 3,957,938	405,697	$ 6,735,686
Service Class 2 A Sold	39,435	$ 628,570	-	$ -
Reinvested	655	10,461	-	-
Redeemed	(1,069)	(17,127)	-	-
Net increase (decrease)	39,021	$ 621,904	-	$ -
Distributions From net investment income Initial Class		$ 11,501,649		$ 12,678,680
Service Class		224,107		87,422
Service Class 2 A		2,025		-
Total		$ 11,727,781		$ 12,766,102
From net realized gain Initial Class		$ 46,628,308		$ 21,028,055
Service Class		933,780		144,992
Service Class 2 A		8,437		-
Total		$ 47,570,525		$ 21,173,047
		$ 59,298,306		$ 33,939,149

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income	.20 D	.40 D	.41 D	.36 D	.21	.10
Net realized and unrealized gain (loss)	(.45)	2.04	2.19	2.92	2.08	2.20
Total from investment operations	(.25)	2.44	2.60	3.28	2.29	2.30
Less Distributions
From net investment income	(.37)	(.41)	(.34)	-	(.21)	(.11)
From net realized gain	(1.50)	(.68)	(1.59)	(.02)	(.75)	(.42)
Total distributions	(1.87)	(1.09)	(1.93)	(.02)	(.96)	(.53)
Net asset value, end of period	$ 16.26	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Total Return B, C	(1.29)%	15.26%	17.57%	25.07%	20.04%	23.02%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 550,573	$ 580,555	$ 528,874	$ 483,231	$ 253,024	$ 68,247
Ratio of expenses to average net assets	.69% A	.71%	.73%	.77%	.87%	1.00% G
Ratio of expenses to average net assets after expense reductions	.69% A	.70% H	.72% H	.76% H	.85% H	1.00%
Ratio of net investment income to average net assets	2.48% A	2.38%	2.60%	2.44%	2.63%	1.69%
Portfolio turnover	154% A	92%	98%	90%	120%	343%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.19	.38	.40	.07
Net realized and unrealized gain (loss)	(.45)	2.03	2.14	.34
Total from investment operations	(.26)	2.41	2.54	.41
Less Distributions
From net investment income	(.36)	(.41)	(.34)	-
From net realized gain	(1.50)	(.68)	(1.59)	-
Total distributions	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 16.16	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(1.30)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,502	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.80% A	.82%	.89%	.87% A
Ratio of expenses to average net assets after expense reductions	.79% A, H	.81% H	.88% H	.87% A
Ratio of net investment income to average net assets	2.38% A	2.27%	2.65%	2.70% A
Portfolio turnover	154% A	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 5, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 17.78
Income from Investment Operations
Net investment income C	.16
Net realized and unrealized gain (loss)	.07 E
Total from investment operations	.23
Less Distributions
From net investment income	(.36)
From net realized gain	(1.50)
Total distributions	(1.86)
Net asset value, end of period	$ 16.15
Total Return B	1.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 630
Ratio of expenses to average net assets	.94% A
Ratio of net investment income to average net assets	2.23% A
Portfolio turnover	154% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Service Class	4.72%	14.00%	12.56%
Asset Manager Composite	6.29%	14.27%	11.82%
S&P 500	7.25%	23.80%	17.80%
LB Aggregate Bond	4.57%	6.25%	7.82%
LB 3 Month T-Bill	5.57%	5.41%	5.08%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.*

The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class on June 30, 1990. By June 30, 2000, the value of the investment would have grown to $32,652 - a 226.52% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $51,473 over the same period - a 414.73% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,227 - a 112.27% increase. You can also look at how the Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $30,570 - a 205.70% increase.

* 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	2.4
Intel Corp.	1.8
Pfizer, Inc.	1.6
Cisco Systems, Inc.	1.6
Microsoft Corp.	1.6
9.0
Top Five Bond Issuers as of June 30, 2000
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	9.4
U.S. Treasury Obligations	3.8
Government National Mortgage Association	1.1
Federal Home Loan Bank	1.0
Freddie Mac	0.6
15.9
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stock class 53.0%
Bonds class 35.7%
Short-Term class 11.3%
* Foreign investments 4.5%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's Prospectus. Financial statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Bart Grenier became Portfolio Manager of Asset Manager Portfolio on May 1, 2000.

Q. How did the fund perform, Bart?

A. For the six- and 12-month periods that ended June 30, 2000, the fund trailed the Asset Manager Composite Index, which returned 1.80% and 6.29%, respectively.

Q. How did the fund's asset allocation strategies play out
during the past six months?

A. The fund maintained a modest tilt toward equities, averaging just under 53% for the period. The fund's neutral allocation mix typically calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Given the bullish environment for stocks in the first quarter of 2000, the fund's overexposure here garnered it an edge over the composite index early in the period. However, the fund's wins during the period were more than offset by its losses suffered during the sharp, broad market decline of April and May, even though stocks rallied again in June. On the bond front, the fund continued to emphasize investment-grade debt, which helped. However, our exposure to high-yield securities hurt, as this asset class had a particularly difficult period.

Q. What factors influenced performance of the equity subportfolio?

A. Steve Snider kept the fund generally sector neutral relative to the Standard & Poor's 500 Index, choosing instead to focus his efforts on individual stock picking. The fund benefited from owning a number of high-quality tech names that effectively weathered the correction in the spring and delivered strong returns for the period. Texas Instruments, Adobe Systems and ADC Telecommunications led the way, followed by Intel, Corning and Cisco. The fund's exposure to health stocks, particularly Amgen and Pfizer, helped amid a rally in biotechnology shares. Growth-oriented financials, such as Lehman Brothers, and energy stocks, such as BP Amoco, also were meaningful contributors. Conversely, we were caught holding a number of disappointments within tech, including Qualcomm, Motorola and Lucent, which each fell on weak earnings. Neither BP Amoco nor Lucent was held at the close of the period. Poor performance among retail stocks also hurt the fund's return as Wal-Mart, Lowe's and Home Depot all declined. Overall, the equity subportfolio trailed the index slightly during the six-month period, but outperformed it during the past 12 months.

Q. How did the bond portion of the fund fare?

A. High-yield bonds suffered from poor liquidity and declining credit quality. Fred Hoff - who directed the fund's high-yield investments until June 1, 2000, when Mark Notkin took over - helped limit our losses by avoiding the names that fell the furthest amid the period's downtrend. Switching gears, Charlie Morrison and his team did a nice job of positioning the investment-grade component of the fund to benefit from changing market conditions. Following strong performance turned in by the spread sectors - namely corporate bonds and mortgage securities - in the fourth quarter of 1999, we reduced our exposure to these markets, particularly to long-term corporates, in early January. This strategy benefited the fund, as spread-sector performance deteriorated during the period. A driving influence at this time was the U.S. Treasury's announcement in January of its intention to reduce new borrowing and use government surplus proceeds to repurchase outstanding debt. This move sparked a tremendous rally in long-term Treasuries. So, despite the Federal Reserve Board's actions to raise rates during the period, the much improved supply/demand picture painted by the Treasury buybacks led to a positive return for the investment-grade subportfolio.

Q. And the fund's short-term/money market investments?

A. John Todd felt that concerns surrounding Y2K were overblown and, thus, used the opportunity to extend the average maturity of the fund's money-market subportfolio early on to take advantage of a steeply sloped yield curve. Early in 2000, however, the yield curve flattened out dramatically. In response, we let the average maturity roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Fed tightening. Shareholders should note that John may choose to invest in a money market mutual fund rather than invest directly in money market securities in the future.

Q. What's your outlook?

A. It's still unclear as to whether or not the Fed can successfully orchestrate a soft landing, which would be very constructive for stocks. There's a lot of conflicting evidence out there in terms of economic data that will have to get cleared up before we can know for sure if the economy has actually slowed down a couple notches to be considered a soft landing. Until then, I think we'll be in sort of a narrow trading range in terms of the equity market. Security selection in this type of environment will become even more important, which bodes well for us given the strength of Fidelity's research.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of June 30, 2000, more than $4.5 billion

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 48.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.3%
Boeing Co.	309,600	$ 12,945,150
Honeywell International, Inc.	358,387	12,073,162
Northrop Grumman Corp.	193,300	12,806,125
United Technologies Corp.	362,406	21,336,653
		59,161,090
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.5%
Eastman Chemical Co.	150,000	7,162,500
Pharmacia Corp.	200,000	10,337,500
Praxair, Inc.	123,900	4,638,506
		22,138,506
Iron & Steel - 0.0%
Mueller Industries, Inc.	51,200	1,433,600
TOTAL BASIC INDUSTRIES		23,572,106
DURABLES - 0.7%
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	281,200	23,199,000
Consumer Electronics - 0.0%
Whirlpool Corp.	21,000	979,125
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	8,445	211,125
Liz Claiborne, Inc.	180,000	6,345,000
		6,556,125
TOTAL DURABLES		30,734,250
ENERGY - 3.4%
Energy Services - 0.2%
BJ Services Co. (a)	173,000	10,812,500
Oil & Gas - 3.2%
Amerada Hess Corp.	55,000	3,396,250
Apache Corp.	151,900	8,933,619
Chevron Corp.	448,200	38,012,963
EOG Resources, Inc.	130,000	4,355,000
Exxon Mobil Corp.	809,875	63,575,188
Royal Dutch Petroleum Co. (NY Shares)	450,000	27,703,125
		145,976,145
TOTAL ENERGY		156,788,645
FINANCE - 6.6%
Banks - 1.9%
Bank of America Corp.	270,000	11,610,000
Chase Manhattan Corp.	268,050	12,347,053
FleetBoston Financial Corp.	579,905	19,716,770

	Shares	Value (Note 1)
J.P. Morgan & Co., Inc.	154,600	$ 17,025,325
Wells Fargo & Co.	650,000	25,187,500
		85,886,648
Credit & Other Finance - 1.8%
American Express Co.	292,500	15,246,563
Citigroup, Inc.	975,800	58,791,950
Providian Financial Corp.	85,950	7,735,500
		81,774,013
Insurance - 0.6%
CIGNA Corp.	60,600	5,666,100
Marsh & McLennan Companies, Inc.	173,600	18,130,350
MGIC Investment Corp.	95,800	4,358,900
		28,155,350
Savings & Loans - 0.4%
Golden West Financial Corp.	428,700	17,496,319
Securities Industry - 1.9%
AXA Financial, Inc.	15,700	533,800
Lehman Brothers Holdings, Inc.	441,600	41,758,800
Merrill Lynch & Co., Inc.	129,800	14,927,000
Morgan Stanley Dean Witter & Co.	346,800	28,871,100
		86,090,700
TOTAL FINANCE		299,403,030
HEALTH - 4.8%
Drugs & Pharmaceuticals - 3.5%
Amgen, Inc.	640,700	45,009,175
Forest Laboratories, Inc. (a)	80,000	8,080,000
IVAX Corp. (a)	120,000	4,980,000
Merck & Co., Inc.	346,000	26,512,250
Pfizer, Inc.	1,577,200	75,705,600
		160,287,025
Medical Equipment & Supplies - 0.7%
Johnson & Johnson	296,300	30,185,563
Millipore Corp.	34,700	2,615,513
		32,801,076
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	170,000	5,163,750
UnitedHealth Group, Inc.	216,800	18,590,600
		23,754,350
TOTAL HEALTH		216,842,451
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
Electrical Equipment - 2.5%
General Electric Co.	2,048,100	108,549,300
Scientific-Atlanta, Inc.	80,000	5,960,000
		114,509,300
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.1%
Parker-Hannifin Corp.	69,200	$ 2,370,100
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		116,879,400
MEDIA & LEISURE - 1.5%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	3,742	153,422
Entertainment - 0.5%
Viacom, Inc. Class B (non-vtg.) (a)	85,000	5,795,938
Walt Disney Co.	459,600	17,838,225
		23,634,163
Publishing - 1.0%
Dow Jones & Co., Inc.	77,100	5,647,575
Gannett Co., Inc.	324,500	19,409,156
Knight-Ridder, Inc.	128,700	6,845,231
McGraw-Hill Companies, Inc.	56,000	3,024,000
The New York Times Co. Class A	219,200	8,658,400
		43,584,362
Restaurants - 0.0%
Darden Restaurants, Inc.	151,600	2,463,500
TOTAL MEDIA & LEISURE		69,835,447
NONDURABLES - 2.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	564,200	42,138,688
Pepsi Bottling Group, Inc.	389,800	11,377,288
		53,515,976
Foods - 0.9%
PepsiCo, Inc.	350,000	15,553,125
Quaker Oats Co.	284,000	21,335,500
Sysco Corp.	140,000	5,897,500
		42,786,125
Household Products - 0.2%
Colgate-Palmolive Co.	170,000	10,178,750
TOTAL NONDURABLES		106,480,851
RETAIL & WHOLESALE - 3.6%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	500,000	5,125,000
General Merchandise Stores - 1.9%
Sears, Roebuck & Co.	334,600	10,916,325
Target Corp.	147,500	8,555,000
Wal-Mart Stores, Inc.	1,166,600	67,225,325
		86,696,650
Retail & Wholesale, Miscellaneous - 1.6%
Best Buy Co., Inc. (a)	249,700	15,793,525
Circuit City Stores, Inc. - Circuit City Group	129,900	4,311,056

	Shares	Value (Note 1)
Home Depot, Inc.	624,300	$ 31,175,981
Lowe's Companies, Inc.	358,400	14,716,800
Tiffany & Co., Inc.	77,900	5,258,250
		71,255,612
TOTAL RETAIL & WHOLESALE		163,077,262
SERVICES - 0.1%
Leasing & Rental - 0.1%
Hertz Corp. Class A	115,700	3,246,831
TECHNOLOGY - 16.9%
Communications Equipment - 3.8%
ADC Telecommunications, Inc. (a)	433,000	36,317,875
Cisco Systems, Inc. (a)	1,174,000	74,622,375
Comverse Technology, Inc. (a)	312,400	29,053,200
Corning, Inc.	120,000	32,385,000
		172,378,450
Computer Services & Software - 4.0%
Adobe Systems, Inc.	390,400	50,752,000
First Data Corp.	302,900	15,031,413
Microsoft Corp. (a)	897,700	71,816,000
Oracle Corp. (a)	505,400	42,485,188
Sybase, Inc. (a)	200,000	4,600,000
		184,684,601
Computers & Office Equipment - 2.8%
EMC Corp. (a)	216,400	16,649,275
Hewlett-Packard Co.	300,000	37,462,500
International Business Machines Corp.	319,400	34,994,263
Sun Microsystems, Inc. (a)	406,100	36,929,719
		126,035,757
Electronic Instruments - 1.2%
Agilent Technologies, Inc.	53,440	3,941,200
Applied Materials, Inc. (a)	273,600	24,795,000
KLA-Tencor Corp. (a)	80,000	4,685,000
LAM Research Corp. (a)	75,300	2,823,750
Teradyne, Inc. (a)	233,800	17,184,300
		53,429,250
Electronics - 5.1%
Advanced Micro Devices, Inc. (a)	200,000	15,450,000
Analog Devices, Inc. (a)	49,200	3,739,200
Intel Corp.	601,600	80,426,400
LSI Logic Corp. (a)	303,600	16,432,350
Motorola, Inc.	1,041,051	30,255,545
National Semiconductor Corp. (a)	173,000	9,817,750
Texas Instruments, Inc.	1,040,800	71,489,950
Vishay Intertechnology, Inc. (a)	194,700	7,386,431
		234,997,626
TOTAL TECHNOLOGY		771,525,684
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.1%
Air Transportation - 0.1%
AMR Corp.	100,000	$ 2,643,750
Delta Air Lines, Inc.	75,000	3,792,188
		6,435,938
UTILITIES - 4.1%
Cellular - 0.6%
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	20,375
QUALCOMM, Inc. (a)	346,400	20,784,000
Sprint Corp. - PCS Group Series 1 (a)	100,000	5,950,000
		26,754,375
Electric Utility - 0.8%
Energy East Corp.	654,000	12,466,875
Entergy Corp.	150,000	4,078,125
Northeast Utilities	129,800	2,823,150
PECO Energy Co.	100,000	4,031,250
Pinnacle West Capital Corp.	112,500	3,810,938
PPL Corp.	128,500	2,818,969
Public Service Enterprise Group, Inc.	170,100	5,889,713
		35,919,020
Gas - 0.6%
Dynegy, Inc. Class A	90,000	6,148,125
Enron Corp.	319,800	20,627,100
		26,775,225
Telephone Services - 2.1%
BellSouth Corp.	762,300	32,493,038
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	17,400
Pathnet, Inc. warrants 4/15/08 (a)(g)	4,665	46,650
Sprint Corp. - FON Group	314,900	16,059,900
U.S. WEST, Inc.	375,000	32,156,250
WorldCom, Inc. (a)	324,450	14,884,144
		95,657,382
TOTAL UTILITIES		185,106,002
TOTAL COMMON STOCKS (Cost $1,639,229,725)		2,209,088,987
Nonconvertible Preferred Stocks - 1.3%

CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
California Federal Preferred Capital Corp. $2.2812	156,349	3,322,416
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	1,490	1,326,490

	Shares	Value (Note 1)
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	653	$ 595,719
MEDIA & LEISURE - 0.4%
Broadcasting - 0.3%
Adelphia Communications Corp. $13.00	15,763	1,623,589
CSC Holdings, Inc. 11.125% pay-in-kind	102,653	10,727,239
		12,350,828
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	32,995	2,862,316
Series D, $10.00	15,250	1,410,625
		4,272,941
TOTAL MEDIA & LEISURE		16,623,769
RETAIL & WHOLESALE - 0.0%
Grocery Stores - 0.0%
Supermarkets General Holdings Corp. $3.52 pay-in-kind	17,231	17,231
UTILITIES - 0.8%
Cellular - 0.4%
Crown Castle International Corp. 12.75% pay-in-kind	2,079	2,120,580
Nextel Communications, Inc. 11.125% pay-in-kind	14,671	14,157,515
		16,278,095
Telephone Services - 0.4%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	5,283	4,728,285
Intermedia Communications, Inc. 13.5% pay-in-kind	5,292	5,133,240
IXC Communications, Inc. 12.5% pay-in-kind	1,384	1,384,000
NEXTLINK Communications, Inc. 14% pay-in-kind	185,967	9,484,317
		20,729,842
TOTAL UTILITIES		37,007,937
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $61,177,855)		58,893,562
Corporate Bonds - 16.9%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.2%
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 7,210,000	$ 5,939,238
Total Renal Care Holdings, Inc. 7% 5/15/09 (g)	B3	2,940,000	1,955,100
			7,894,338
MEDIA & LEISURE - 0.0%
Lodging & Gaming - 0.0%
Hilton Hotels Corp. 5% 5/15/06	Ba2	3,680,000	2,907,200
TOTAL CONVERTIBLE BONDS			10,801,538
Nonconvertible Bonds - 16.7%
AEROSPACE & DEFENSE - 0.2%
Defense Electronics - 0.1%
Raytheon Co. 5.95% 3/15/01	Baa2	4,500,000	4,447,485
Ship Building & Repair - 0.1%
Newport News Shipbuilding, Inc. 9.25% 12/1/06	Ba3	3,515,000	3,515,000
TOTAL AEROSPACE & DEFENSE			7,962,485
BASIC INDUSTRIES - 0.7%
Chemicals & Plastics - 0.4%
Avecia Group PLC 11% 7/1/09	B2	3,440,000	3,371,200
Huntsman Corp. 9.5% 7/1/07 (g)	B2	3,520,000	3,212,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	625,000	625,000
Lyondell Chemical Co.:
9.875% 5/1/07	Ba3	5,050,000	4,999,500
10.875% 5/1/09	B2	2,570,000	2,550,725
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	1,655,000	1,702,581
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	1,935,000	1,567,350
			18,028,356
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	1,630,000	1,483,300
Packaging & Containers - 0.2%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,825,000	2,175,250
9.75% 6/15/07	Caa1	3,675,000	2,866,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norampac, Inc. 9.5% 2/1/08	B1	$ 2,100,000	$ 2,026,500
Packaging Corp. of America 9.625% 4/1/09	B2	2,020,000	1,994,750
			9,063,000
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	3,320,000	3,211,170
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	2,035,000	1,790,800
			5,001,970
TOTAL BASIC INDUSTRIES			33,576,626
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
Numatics, Inc. 9.625% 4/1/08	B3	170,000	136,000
Construction - 0.0%
Blount, Inc. 13% 8/1/09	B3	1,465,000	1,490,638
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	980,000	882,000
Real Estate - 0.1%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,801,792
Real Estate Investment Trusts - 0.3%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,481,244
7.125% 3/15/04	Baa2	4,200,000	4,031,412
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	3,600,000	3,460,104
6.75% 2/15/08	Baa1	1,590,000	1,456,583
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3	1,510,000	1,049,450
			11,478,793
TOTAL CONSTRUCTION & REAL ESTATE			16,789,223
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
TRW, Inc. 6.5% 6/1/02	Baa1	4,520,000	4,402,390
Consumer Electronics - 0.0%
Whirlpool Corp. 8.6% 5/1/10	Baa1	1,390,000	1,434,341
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	5,070,000	4,840,430
TOTAL DURABLES			10,677,161
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.7%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	$ 1,890,000	$ 1,752,975
Energy Services - 0.2%
Baker Hughes, Inc. 5.8% 2/15/03	A2	3,980,000	3,811,248
R&B Falcon Corp. 6.5% 4/15/03	Ba3	1,785,000	1,655,588
RBF Finance Co. 11% 3/15/06	Ba3	1,260,000	1,348,200
			6,815,036
Oil & Gas - 0.5%
Apache Corp. 7.625% 7/1/19	Baa1	2,970,000	2,867,713
Chesapeake Energy Corp. 9.625% 5/1/05	B2	3,710,000	3,617,250
Occidental Petroleum Corp. 6.39% 11/9/00	Baa3	1,000,000	996,030
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,053,839
8.125% 10/15/05	Baa1	4,935,000	4,993,727
8.375% 7/15/04	Baa1	2,335,000	2,355,875
Petro-Canada 7% 11/15/28	A3	1,290,000	1,126,428
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	1,880,000	1,980,430
			20,991,292
TOTAL ENERGY			29,559,303
FINANCE - 3.8%
Banks - 1.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	1,400,000	1,394,246
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	2,820,000	2,847,636
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,638,256
Barclays Bank PLC yankee 5.95% 7/15/01	A1	7,650,000	7,595,371
Capital One Bank:
6.26% 5/7/01	Baa2	3,160,000	3,109,503
6.375% 2/15/03	Baa2	3,570,000	3,423,095
6.48% 6/28/02	Baa2	1,740,000	1,691,454
6.65% 3/15/04	Baa3	2,320,000	2,228,360
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,690,476
Commonwealth Bank of Australia 8.5% 6/1/10	A1	1,700,000	1,764,158
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	8,340,000	7,657,163

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A2	$ 500,000	$ 497,985
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,006,647
7.375% 9/17/04	Baa2	615,000	595,997
yankee 6.5% 11/15/02	Baa2	665,000	643,654
Popular, Inc. 6.2% 4/30/01	A3	1,840,000	1,823,035
Providian National Bank 6.7% 3/15/03	Baa3	3,060,000	2,926,400
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,975,000	2,051,373
Summit Bancorp 8.625% 12/10/02	BBB+	1,730,000	1,751,296
Union Planters National Bank 6.81% 8/20/01	A3	3,500,000	3,474,520
			55,810,625
Credit & Other Finance - 1.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	3,864,525
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	2,340,000	1,088,100
10% 3/15/04	Caa3	1,130,000	519,800
CIT Group, Inc. 5.5% 2/15/04	A1	680,000	626,797
Countrywide Funding Corp. 6.45% 2/27/03	A3	3,950,000	3,814,831
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	900,000	889,299
Details Capital Corp. 0% 11/15/07 (e)	Caa1	505,000	333,300
Dobson/Sygnet Communications Co. 12.25% 12/15/08	-	755,000	798,413
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,478,355
7.1% 6/23/04	A3	3,980,000	3,859,645
Finova Capital Corp.:
6.11% 2/18/03	Baa2	5,720,000	5,033,600
6.12% 5/28/02	Baa2	2,000,000	1,870,000
7.25% 11/8/04	Baa2	3,890,000	3,462,100
First Security Capital I 8.41% 12/15/26	A3	1,690,000	1,565,684
Ford Motor Credit Co.:
6.4513% 7/16/01 (j)	A2	13,000,000	13,014,079
7.5% 3/15/05	A2	3,850,000	3,821,125
7.875% 6/15/10	A2	1,690,000	1,692,400
GS Escrow Corp. 7.125% 8/1/05	Ba1	2,800,000	2,487,352
Heller Financial, Inc. 6% 3/19/04	A3	5,050,000	4,725,992
HSBC Capital Funding LP 10.176% 12/31/49 (f)(g)	A1	2,600,000	2,784,210
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	$ 1,480,000	$ 962,000
7.6% 8/1/07	Ba2	4,190,000	2,220,700
7.875% 8/1/03	Ba2	690,000	427,800
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	2,865,000	2,726,076
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	1,971,358
Sprint Capital Corp. 6.875% 11/15/28	Baa1	2,905,000	2,511,779
The Money Store, Inc. 7.3% 12/1/02	A2	2,550,000	2,526,094
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,510,000	2,437,511
6.75% 5/15/09	Baa1	3,325,000	2,973,115
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	305,000	308,050
			76,794,090
Savings & Loans - 0.3%
Chevy Chase Savings Bank FSB 9.25% 12/1/08	B1	730,000	649,700
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,685,161
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	3,770,000	3,765,815
7% 6/13/02	Baa3	3,400,000	3,351,686
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	4,300,000	4,197,875
			14,650,237
Securities Industry - 0.5%
Amvescap PLC yankee:
6.375% 5/15/03	A3	2,200,000	2,099,592
6.6% 5/15/05	A3	4,410,000	4,108,268
Goldman Sachs Group LP 6.6338% 7/27/00 (j)(l)	A1	12,900,000	12,898,891
Morgan Stanley Dean Witter & Co. 7.125% 1/15/03	Aa3	4,760,000	4,725,019
			23,831,770
TOTAL FINANCE			171,086,722

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fountain View, Inc. 11.25% 4/15/08	Caa1	$ 2,330,000	$ 570,850
Unilab Corp. 12.75% 10/1/09	B3	725,000	746,750
			1,317,600
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	2,490,000	2,465,100
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	3,550,000	1,810,500
Tyco International Group SA:
7% 6/15/28	Baa1	5,310,000	4,564,635
yankee 6.375% 6/15/05	Baa1	830,000	791,762
			9,631,997
Pollution Control - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,290,000	1,173,900
7.625% 1/1/06	Ba2	1,095,000	952,650
10% 8/1/09	B2	9,325,000	7,833,000
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	939,400
Envirosource, Inc. Series B, 9.75% 6/15/03	Caa3	50,000	22,500
WMX Technologies, Inc.:
6.25% 10/15/00	Ba1	2,100,000	2,086,203
7.1% 8/1/26	Ba1	1,390,000	1,308,296
			14,315,949
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			23,947,946
MEDIA & LEISURE - 3.9%
Broadcasting - 2.9%
Adelphia Communications Corp. 9.875% 3/1/07	B1	4,150,000	3,942,500
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,790,465
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	2,145,000	1,737,450
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	6,040,000	5,650,058
Callahan Nordrhein-Westfalen 14% 7/15/10 (g)	B3	4,120,144	4,120,144
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	B2	$ 4,100,000	$ 3,977,000
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	1,165,000	1,130,050
10.25% 7/1/07	B3	7,080,000	7,177,350
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	2,965,965
Comcast UK Cable Partners Ltd. 0% 11/15/07 (e)	B2	3,360,000	3,124,800
Continental Cablevision, Inc.:
8.3% 5/15/06	A2	5,125,000	5,246,411
8.625% 8/15/03	A2	2,790,000	2,869,041
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B3	3,730,000	2,862,775
yankee 0% 12/15/05 (e)	B3	2,460,000	2,300,100
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	2,530,000	1,619,200
EchoStar DBS Corp.:
9.25% 2/1/06	B2	2,820,000	2,721,300
9.375% 2/1/09	B2	2,305,000	2,224,325
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1	555,000	344,100
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B1	4,130,000	3,562,125
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B1	1,910,000	1,910,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	4,950,000	3,328,875
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	950,000	1,035,500
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,260,000	2,750,103
International Cabletel, Inc. 0% 2/1/06 (e)	B3	1,850,000	1,702,000
Knology Holding, Inc. 0% 10/15/07 (e)	-	2,220,000	1,132,200
LIN Holdings Corp. 0% 3/1/08 (e)	B3	1,635,000	1,075,013
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	2,395,000	2,285,261
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	5,125,000	3,536,250

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
NTL Communications Corp. 11.5% 10/1/08	B3	$ 4,100,000	$ 4,130,750
NTL, Inc.:
0% 4/1/08 (e)	B3	9,455,000	5,862,100
10% 2/15/07	B3	2,020,000	1,919,000
Pegasus Communications Corp. 9.625% 10/15/05	B3	3,365,000	3,247,225
TCI Communications, Inc. 9.8% 2/1/12	A2	4,550,000	5,169,392
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	4,410,000	3,064,950
Telewest Communications PLC:
0% 4/15/09 (e)	B1	3,380,000	1,859,000
0% 2/1/10 (e)(g)	B1	3,335,000	1,767,550
Telewest PLC:
yankee 9.625% 10/1/06	B1	680,000	639,200
0% 10/1/07 (e)	B1	6,705,000	6,403,275
Time Warner, Inc. 9.125% 1/15/13	Baa3	5,355,000	5,868,545
United Pan-Europe Communications NV:
0% 2/1/10 (e)	B2	7,545,000	3,546,150
10.875% 8/1/09	B2	11,443,000	10,069,840
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	1,935,000	1,843,088
			133,510,426
Entertainment - 0.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	2,450,000	2,229,500
Cinemark USA, Inc. 8.5% 8/1/08	B2	845,000	397,150
Paramount Communications, Inc. 7.5% 1/15/02	Baa1	1,785,000	1,779,163
Premier Parks, Inc. 0% 4/1/08 (e)	B3	7,225,000	4,903,969
Viacom, Inc.:
6.75% 1/15/03	Baa1	4,430,000	4,350,747
7.75% 6/1/05	Baa1	2,137,000	2,144,244
			15,804,773
Lodging & Gaming - 0.3%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	2,225,000	2,080,375
HMH Properties, Inc. 7.875% 8/1/05	Ba2	2,120,000	1,950,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	1,525,000	1,433,500
Host Marriott LP 8.375% 2/15/06	Ba2	3,000,000	2,805,000
ITT Corp. 7.375% 11/15/15	Ba1	810,000	678,375
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Lodging & Gaming - continued
Mohegan Tribal Gaming Authority 8.75% 1/1/09	Ba3	$ 2,110,000	$ 1,993,950
Station Casinos, Inc. 9.875% 7/1/10 (g)	B1	2,490,000	2,502,450
			13,444,050
Publishing - 0.3%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	3,916,010
7.75% 1/20/24	Baa3	2,590,000	2,344,649
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	5,340,000	5,405,842
			11,666,501
Restaurants - 0.1%
Domino's, Inc. 10.375% 1/15/09	B3	1,620,000	1,502,550
NE Restaurant, Inc. 10.75% 7/15/08	B3	2,760,000	2,152,800
			3,655,350
TOTAL MEDIA & LEISURE			178,081,100
NONDURABLES - 0.5%
Beverages - 0.2%
Seagram JE & Sons, Inc.:
6.4% 12/15/03	Baa3	5,840,000	5,612,824
6.8% 12/15/08	Baa3	3,040,000	2,850,994
			8,463,818
Foods - 0.1%
ConAgra, Inc. 7.125% 10/1/26	Baa1	3,200,000	2,951,168
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	2,390,000	1,792,500
			4,743,668
Tobacco - 0.2%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	3,955,000	3,725,729
7.25% 9/15/01	A2	1,450,000	1,426,322
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,250,660
			8,402,711
TOTAL NONDURABLES			21,610,197

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
RETAIL & WHOLESALE - 0.5%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	$ 5,475,000	$ 2,819,625
7.125% 1/15/07	Caa1	1,595,000	845,350
			3,664,975
General Merchandise Stores - 0.2%
Dayton Hudson Corp. 7.5% 7/15/06	A2	3,500,000	3,498,040
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	2,901,120
8.5% 6/15/03	Baa1	2,580,000	2,603,659
Kmart Corp. 12.5% 3/1/05	Baa3	2,510,000	2,723,350
			11,726,169
Grocery Stores - 0.2%
Kroger Co. 6% 7/1/00	Baa3	4,480,000	4,479,149
Pathmark Stores, Inc. 9.625% 5/1/03 (d)	Caa3	6,150,000	4,243,500
			8,722,649
TOTAL RETAIL & WHOLESALE			24,113,793
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	1,430,000	1,437,150
Services - 0.1%
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	2,040,000	1,183,200
Medaphis Corp. 9.5% 2/15/05	Caa1	1,770,000	1,327,500
			2,510,700
TOTAL SERVICES			3,947,850
TECHNOLOGY - 1.0%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	2,102,075
Computer Services & Software - 0.4%
Amazon.com, Inc. 0% 5/1/08 (e)	Caa1	2,305,000	1,244,700
Concentric Network Corp. 12.75% 12/15/07	B-	595,000	624,750
Covad Communications Group, Inc.:
0% 3/15/08 (e)	B3	3,885,000	1,903,650
12% 2/15/10	B3	5,505,000	4,266,375
12.5% 2/15/09	B3	1,091,000	867,345
Exodus Communications, Inc. 11.25% 7/1/08	B-	1,945,000	1,925,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
Federal Data Corp. 10.125% 8/1/05	B3	$ 3,720,000	$ 2,418,000
PSINet, Inc. 10.5% 12/1/06	B3	5,940,000	5,464,800
Verio, Inc. 10.375% 4/1/05	B3	61,000	64,965
			18,780,135
Computers & Office Equipment - 0.3%
Comdisco, Inc. 6.375% 11/30/01	Baa1	8,300,000	8,030,997
Globix Corp. 12.5% 2/1/10	B-	3,270,000	2,697,750
Sun Microsystems, Inc. 7% 8/15/02	Baa1	1,380,000	1,371,444
			12,100,191
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,055,000	3,284,125
Details, Inc. 10% 11/15/05	B3	520,000	494,000
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	560,000	565,600
10.375% 10/1/07	B3	1,660,000	1,693,200
Flextronics International Ltd. 9.875% 7/1/10 (g)	Ba3	1,210,000	1,228,150
Micron Technology, Inc. 6.5% 9/30/05 (l)	B3	3,000,000	2,505,000
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	1,340,000	1,430,450
			11,200,525
TOTAL TECHNOLOGY			44,182,926
TRANSPORTATION - 0.8%
Air Transportation - 0.2%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	1,110,000	1,073,259
7.73% 9/15/12	Baa1	455,032	434,601
Delta Air Lines, Inc. 8.3% 12/15/29	Baa3	4,000,000	3,486,400
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	4,370,000	4,348,150
US Airways Group, Inc. 10.375% 3/1/13	Ba3	2,480,000	2,207,200
			11,549,610

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Railroads - 0.6%
Burlington Northern Santa Fe Corp.:
6.125% 3/15/09	Baa2	$ 6,450,000	$ 5,748,240
7.29% 6/1/36	Baa2	3,000,000	2,932,170
Canadian National Railway Co. 6.9% 7/15/28	Baa2	3,390,000	2,860,041
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,074,068
6.46% 6/22/05	Baa2	5,120,000	4,814,797
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	6,610,000	6,460,350
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	1,810,000	1,607,660
			26,497,326
TOTAL TRANSPORTATION			38,046,936
UTILITIES - 3.4%
Cellular - 1.0%
Crown Castle International Corp. 0% 5/15/11 (e)	B3	2,830,000	1,726,300
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	1,235,000	1,244,263
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	8,170,000	6,209,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	7,300,000	6,205,000
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	16,310,000	12,150,950
Nextel International, Inc. 0% 4/15/08 (e)	Caa1	1,270,000	838,200
Rogers Communications, Inc. 8.875% 7/15/07	Ba3	2,950,000	2,891,000
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	3,235,000	2,127,013
Triton PCS, Inc. 0% 5/1/08 (e)	B3	3,030,000	2,189,175
Vodafone AirTouch PLC 7.625% 2/15/05 (g)	A2	3,040,000	3,036,717
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	1,430,000	958,100
10.375% 11/15/09	B2	7,905,000	8,221,200
			47,797,118
Electric Utility - 0.5%
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,527,093
6.73% 12/11/02 (g)	Baa2	4,910,000	4,783,518
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	2,095,000	2,109,162
Hydro-Quebec yankee 8.4% 3/28/25	A2	2,620,000	2,766,720
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utility - continued
Illinois Power Co. 7.5% 6/15/09	Baa1	$ 1,880,000	$ 1,835,218
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,360,028
yankee 7.875% 12/15/26 (g)	A3	1,960,000	1,731,288
Texas Utilities Co. 6.375% 1/1/08	Baa3	990,000	894,218
			21,007,245
Gas - 0.1%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	2,550,000	2,549,490
Telephone Services - 1.8%
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3	1,280,000	931,200
12.875% 5/15/08	B3	1,390,000	1,504,675
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	2,520,000	2,504,452
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	7,180,000	7,294,377
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-	2,745,000	1,235,250
Global Crossing Holdings Ltd. 9.125% 11/15/06	Ba2	840,000	808,500
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	2,450,000	2,474,500
ICG Services, Inc. 0% 5/1/08 (e)	B3	2,425,000	1,115,500
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	1,050,000	813,750
0% 3/1/09 (e)	B3	1,410,000	856,575
Level 3 Communications, Inc. 9.125% 5/1/08	B3	3,885,000	3,486,788
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	4,040,000	1,292,800
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1	2,485,000	2,074,975
9.5% 11/1/08	B1	1,205,000	1,174,875
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	580,000	569,850
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	2,870,000	2,690,625
Ono Finance PLC 13% 5/1/09	Caa1	2,075,000	1,960,875

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pathnet, Inc. 12.25% 4/15/08	-	$ 4,665,000	$ 2,612,400
Rhythms NetConnections, Inc.:
0% 5/15/08 (e)	B3	7,983,000	3,153,285
12.75% 4/15/09	B3	2,510,000	1,706,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	5,540,000	5,159,291
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	6,886,000	6,588,869
7.7% 7/20/29	Baa1	6,330,000	5,960,771
Teligent, Inc.:
0% 3/1/08 (e)	Caa1	4,445,000	2,044,700
11.5% 12/1/07	Caa1	4,295,000	3,328,625
WinStar Communications, Inc.:
0% 4/15/10 (e)(g)	B3	12,896,000	5,996,640
12.75% 4/15/10 (g)	B3	10,487,000	10,119,955
WorldCom, Inc. 8.875% 1/15/06	A3	3,139,000	3,254,704
			82,715,607
TOTAL UTILITIES			154,069,460
TOTAL NONCONVERTIBLE BONDS			758,969,328
TOTAL CORPORATE BONDS (Cost $818,133,022)			769,770,866
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 3.4%
Fannie Mae:
0% 8/24/00	-	30,000,000	29,717,460
6% 5/15/08	Aaa	12,000,000	11,190,840
6.5% 4/29/09	Aaa	9,210,000	8,604,166
7.125% 2/15/05	Aaa	10,045,000	10,085,783
7.25% 5/15/30	Aaa	12,135,000	12,382,020
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,141,560
Federal Home Loan Bank:
5.195% 9/11/01	Aaa	4,500,000	4,405,770
6.75% 2/1/02	Aaa	38,840,000	38,718,431
7.59% 3/10/05	Aaa	3,850,000	3,928,194
Freddie Mac:
0% 8/17/00	-	10,000,000	9,918,490
6.25% 7/15/04	Aaa	6,200,000	6,027,578
6.75% 8/1/05	Aaa	2,500,000	2,464,850
6.875% 1/15/05	Aaa	3,255,000	3,234,656
7% 7/15/05	Aaa	4,400,000	4,393,840
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
7.625% 9/9/09	Aaa	$ 3,415,000	$ 3,366,985
Tennessee Valley Authority 7.125% 5/1/30	Aaa	2,570,000	2,580,794
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,879,381
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			156,040,798
U.S. Treasury Obligations - 4.0%
U.S. Treasury Bills, yield at date of purchase 5.76% 8/24/00 (i)	-	8,000,000	7,935,864
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	750,000	665,625
6.875% 8/15/25	Aaa	715,000	779,236
7.625% 2/15/25	Aaa	10,290,000	12,167,925
8% 11/15/21	Aaa	2,200,000	2,659,602
8.125% 8/15/19	Aaa	58,400,000	70,600,344
8.875% 8/15/17	Aaa	4,027,000	5,133,177
11.75% 2/15/10 (callable)	Aaa	15,045,000	18,150,438
12% 8/15/13	Aaa	3,740,000	5,049,000
13.875% 5/15/11 (callable)	Aaa	21,150,000	28,688,072
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	1,665,000	1,512,020
6.25% 10/31/01	Aaa	820,000	817,433
6.625% 6/30/01	Aaa	19,110,000	19,133,888
7% 7/15/06	Aaa	8,695,000	9,010,194
7.25% 8/15/04	Aaa	1,404,000	1,451,610
TOTAL U.S. TREASURY OBLIGATIONS			183,754,428
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $344,947,217)			339,795,226
U.S. Government Agency - Mortgage Securities - 9.6%

Fannie Mae - 8.4%
6% 1/1/11 to 1/1/29	Aaa	55,576,630	51,894,145
6.5% 5/1/14 to 1/1/30	Aaa	112,916,299	106,742,974
7% 8/1/13 to 12/1/29	Aaa	126,273,999	122,195,551
7.5% 7/1/16 to 3/1/30	Aaa	30,045,234	29,660,358
7.5% 7/1/30 (h)	Aaa	25,600,000	25,224,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 9/1/26 to 3/1/30	Aaa	$ 1,472,835	$ 1,478,817
8% 7/1/30 (h)	Aaa	44,860,000	45,028,225
TOTAL FANNIE MAE			382,224,070
Freddie Mac - 0.1%
7.5% 5/1/17 to 7/1/29	Aaa	3,977,164	3,939,908
8% 7/1/17 to 5/1/27	Aaa	616,237	621,896
8.5% 7/1/22 to 6/1/23	Aaa	23,330	23,822
TOTAL FREDDIE MAC			4,585,626
Government National Mortgage Association - 1.1%
6% 12/15/08 to 6/15/09	Aaa	2,339,469	2,255,515
6.5% 6/15/08 to 7/15/09	Aaa	10,988,800	10,770,268
7% 7/15/28	Aaa	17,866,601	17,369,552
7.5% 9/15/22 to 8/15/28	Aaa	19,270,248	19,157,679
8% 5/15/25	Aaa	80,865	81,775
8.5% 12/15/16	Aaa	25,719	26,519
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			49,661,308
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $444,523,943)			436,471,004
Asset-Backed Securities - 0.7%

Airplanes pass through trust 10.875% 3/15/19	Ba2	2,513,697	1,860,135
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,651,903
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,855,508
CIT Marine Trust 5.8% 4/15/10	Aaa	5,920,000	5,720,200
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	586,472	583,539
CPS Auto Receivables Trust 6% 8/15/03	Aaa	2,157,284	2,127,622
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	4,600,000	4,460,563
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	2,680,000	2,643,569
6.4% 12/15/02	Aa2	1,480,000	1,460,760
7.03% 11/15/03	Aaa	704,000	703,450
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	361,150	360,810
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Olympic Automobile Receivables Trust 6.7% 3/15/02	Aaa	$ 193,142	$ 193,082
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 6.125% 2/5/03 (g)(j)	Baa2	1,549,554	1,542,048
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,650,000
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	2,101,899	2,088,106
TOTAL ASSET-BACKED SECURITIES (Cost $34,231,746)			32,901,295
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2 Class 2B, 7.1786% 12/29/25 (d)(g)(j)	Ba3	1,007,822	485,959
U.S. Government Agency - 0.3%
Bank America Mortgage Securities, Inc.:
Series 1999-3, Class A1 6.25% 5/25/14	AAA	6,026,533	5,696,016
Series 1999-6, Class A1 6.25% 7/25/14	AAA	3,828,300	3,614,872
Fannie Mae REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	2,970,516
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,336,344
TOTAL U.S. GOVERNMENT AGENCY			14,617,748
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,957,335)			15,103,707
Commercial Mortgage Securities - 1.6%

Bankers Trust REMIC Trust 1998-1 Series 1998-S1A Class G, 8.5632% 11/28/02 (g)(j)	Baa3	1,000,000	960,625
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,900,000	1,316,938
BKB Commercial Mortgage Trust Series 1997-C1 Class D, 7.7606% 2/25/43 (g)(j)	BBB	1,095,356	1,088,810

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A-3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 2,947,266
Class B, 7.48% 2/1/08	A	2,320,000	2,266,984
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,267,572
Series 1998-FL1 Class E, 7.4913% 1/10/13 (g)(j)	Baa2	5,490,000	5,465,553
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	3,826,678
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,471,152
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,259,031
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,148,266
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	1,600,000	1,138,500
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,073,338
FMAC Loan Receivables Trust:
Series 1997-A Class E, 8.1104% 4/15/19 (g)(j)	-	500,000	330,469
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	750,000	285,000
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(j)	-	1,300,000	1,040,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba3	750,000	603,164
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(j)	Baa3	4,930,000	4,262,332
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,997,247	2,819,754
Morgan Stanley Capital I, Inc. Series 1996-MBL1 Class E, 8.2633% 5/25/21 (g)(j)	-	1,509,471	1,501,216
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nomura Asset Securities Corp. Series 1998-D6 Class A4, 7.6083% 3/17/28 (j)	Baa2	$ 4,260,000	$ 3,886,585
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (g)(j)	-	800,000	740,875
Penn Mutual Life Insurance Co. (The)/Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	953,768
Class L, 7.9% 11/15/26 (g)	-	1,133,000	595,710
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	1,620,000	1,635,694
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7.375% 9/25/24 (g)	BB	1,200,000	1,105,734
Series 1996-CFL:
Class E, 7.75% 2/25/28	BBB	2,390,000	2,370,021
Class G, 7.75% 2/25/28 (g)	B+	1,000,000	887,500
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	3,975,234
Series D-2, 6.992% 12/15/10 (g)	Baa2	4,120,000	3,791,205
Series E-2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,200,789
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $77,443,303)			73,216,576
Foreign Government and Government Agency Obligations - 0.5% (k)

Israeli State euro 6.375% 12/19/01	A3	3,350,000	3,301,794
Korean Republic yankee:
8.75% 4/15/03	Baa2	1,340,000	1,364,066
8.875% 4/15/08	Baa2	1,868,000	1,926,842
Newfoundland Province yankee 11. 625% 10/15/07	Baa1	2,000,000	2,455,600
Quebec Province 7.5% 9/15/29	A2	7,220,000	7,093,000
United Mexican States 9.875% 2/1/10	Baa3	5,110,000	5,339,950
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,783,424)			21,481,252
Supranational Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	$ 4,750,000	$ 4,524,945
Purchased Bank Debt - 1.3%

Allied Waste North America, Inc. term loan:
9.5625% 7/21/06 (j)	Ba3	2,272,727	2,130,682
9.7542% 7/21/07 (j)	Ba3	2,727,273	2,556,818
American Tower L P term loan 9.53% 12/31/07 (j)	-	3,400,000	3,417,000
Charter Communication Operating LLC term loan 8.8% 3/18/08 (j)	Ba3	6,000,000	5,962,500
Crown Castle Operating Co. term loan 9.46% 6/15/08 (j)	Ba3	4,200,000	4,210,500
Dynatech LLC term loan 10.03% 9/1/07 (j)	-	4,240,000	4,218,800
Huntsman ICI Chemicals LLC sr. secured:
term B loan 9.875% 6/30/07 (j)	-	1,837,630	1,842,224
term C loan 9.8128% 6/30/08 (j)	-	2,382,200	2,388,156
Lyondell Chemical Co. sr. secured Tranche E term loan 10.5263% 5/17/06 (j)	-	4,300,000	4,418,250
McLeodUSA, Inc. term loan 9.69% 5/31/08 (j)	Ba2	4,250,000	4,260,625
Nextel Finance Co. term loan:
9.6875% 6/30/08 (j)	Ba2	3,000,000	3,011,250
10.375% 12/31/08 (j)	Ba2	3,000,000	3,011,250
Packaging Corp. of America term loan 0% 5/22/07 (j)	-	2,500,000	2,506,250
Telemundo Group, Inc. term loan 8.905% 3/31/07 (j)	B1	1,665,000	1,654,594
Tritel Holding Corp. term loan 11.15% 12/31/07 (j)	B2	4,250,000	4,265,938
Purchased Bank Debt - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (j)	B+	$ 5,100,000	$ 5,087,250
Wci Capital Corp. term loan 11.43% 9/30/07 (j)	B2	3,600,000	3,591,000
TOTAL PURCHASED BANK DEBT (Cost $58,603,499)			58,533,087
Bank Notes - 0.2%

Bank One NA 6.29% 8/25/00 (Cost $11,350,000)	11,350,000	11,332,056
Certificates of Deposit - 0.2%

Canadian Imperial Bank of Commerce yankee 7.01% 11/27/00 (Cost $11,500,000)	11,500,000	11,506,374
Commercial Paper - 2.3%

CIT Group, Inc. 6.43% 7/5/00	11,000,000	10,995,875
Daimler-Chrysler North America Holding Corp. yankee 6.65% 11/7/00	10,000,000	9,766,461
Falcon Asset Securitization Corp. 6.58% 8/10/00	11,000,000	10,923,715
General Motors Acceptance Corp. 6.62% 8/23/00	10,000,000	9,906,925
ING America Insurance Holdings, Inc. yankee 6.69% 11/9/00	10,000,000	9,763,858
Kitty Hawk Funding Corp. 6.6% 7/20/00	10,000,000	9,968,786
Montauk Funding Corp. yankee 6.58% 7/12/00	11,000,000	10,981,575
Preferred Receivables Funding Corp. 6.58% 7/18/00	11,000,000	10,969,475
Windmill Funding Corp. yankee 6.58% 7/20/00	11,000,000	10,965,352
Woolwich PLC yankee 6.21% 7/19/00	11,400,000	11,366,408
TOTAL COMMERCIAL PAPER (Cost $105,548,446)		105,608,430
Cash Equivalents - 9.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00	$ 30,341,270	$ 30,324,000
	Shares
Central Cash Collateral Fund, 6.71% (c)	659,100	659,100
Taxable Central Cash Fund, 6.59% (c)	394,173,790	394,173,790
TOTAL CASH EQUIVALENTS (Cost $425,156,890)		425,156,890
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $4,073,306,528)	4,573,384,257
NET OTHER ASSETS - (0.3)%	(15,209,059)
NET ASSETS - 100%	$ 4,558,175,198
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
634 S&P 500 Stock Index Contracts	Sept. 2000	$ 232,693,850	$ (1,400,223)
The face value of futures purchased as a percentage of net assets - 5.1%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $125,044,672 or 2.7% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,935,864.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Goldman Sachs Group LP 6.6338% 7/27/00	1/25/99	$ 12,900,000
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	20.8%	AAA, AA, A	17.8%
Baa	6.5%	BBB	6.0%
Ba	1.7%	BB	1.9%
B	5.3%	B	5.8%
Caa	1.3%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 0.9%. FMR has determined that unrated debt securities that are lower quality account for 0.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,703,007,563 and $2,385,422,392, respectively, of which long-term U.S. government and government agency obligations aggregated $703,320,022 and $737,829,262, respectively.

The market value of futures contracts opened and closed during the period amounted to $369,738,823 and $140,715,190, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $30,209 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $15,403,891 and 0.3% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $659,757. The fund received cash collateral of $659,100 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $4,073,709,121. Net unrealized appreciation aggregated $499,675,136, of which $646,290,978 related to appreciated investment securities and $146,615,842 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $30,324,000) (cost $4,073,306,528) - See accompanying schedule		$ 4,573,384,257
Cash		417,051
Receivable for investments sold		78,404,347
Receivable for fund shares sold		538,054
Dividends receivable		1,365,550
Interest receivable		27,511,966
Receivable for daily variation on futures contracts		1,131,992
Other receivables		132,043
Total assets		4,682,885,260
Liabilities
Payable for investments purchased Regular delivery	$ 73,353,664
Delayed delivery	44,912,865
Payable for fund shares redeemed	3,398,939
Accrued management fee	2,015,725
Distribution fees payable	2,417
Other payables and accrued expenses	367,352
Collateral on securities loaned, at value	659,100
Total liabilities		124,710,062
Net Assets		$ 4,558,175,198
Net Assets consist of:
Paid in capital		$ 3,894,821,160
Undistributed net investment income		93,150,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		71,519,816
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		498,683,626
Net Assets		$ 4,558,175,198
Initial Class: Net Asset Value, offering price and redemption price per share ($4,529,401,644 ÷ 273,761,954 shares)		$16.55
Service Class: Net Asset Value, offering price and redemption price per share ($28,004,993 ÷ 1,701,507 shares)		$16.46
Service Class 2: Net Asset Value, offering price and redemption price per share ($768,561 ÷ 46,732 shares)		$16.45

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 16,298,613
Interest		82,305,154
Security lending		650
Total income		98,604,417
Expenses
Management fee	$ 12,350,508
Transfer agent fees	1,535,078
Distribution fees	13,162
Accounting and security lending fees	334,234
Non-interested trustees' compensation	15,911
Custodian fees and expenses	55,539
Registration fees	12,422
Audit	22,607
Legal	16,406
Miscellaneous	30,810
Total expenses before reductions	14,386,677
Expense reductions	(144,577)	14,242,100
Net investment income		84,362,317
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	70,050,664
Foreign currency transactions	(13)
Futures contracts	5,070,440	75,121,091
Change in net unrealized appreciation (depreciation) on:
Investment securities	(193,765,715)
Assets and liabilities in foreign currencies	(7)
Futures contracts	(1,400,223)	(195,165,945)
Net gain (loss)		(120,044,854)
Net increase (decrease) in net assets resulting from operations		$ (35,682,537)
Other Information Expense reductions Directed brokerage arrangements		$ 134,129
Custodian credits		10,448
		$ 144,577

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 84,362,317	$ 163,666,158
Net realized gain (loss)	75,121,091	365,307,199
Change in net unrealized appreciation (depreciation)	(195,165,945)	(14,691,723)
Net increase (decrease) in net assets resulting from operations	(35,682,537)	514,281,634
Distributions to shareholders From net investment income	(154,095,495)	(161,497,855)
From net realized gain	(363,069,869)	(204,563,949)
Total distributions	(517,165,364)	(366,061,804)
Share transactions - net increase (decrease)	150,420,217	(98,885,126)
Total increase (decrease) in net assets	(402,427,684)	49,334,704
Net Assets
Beginning of period	4,960,602,882	4,911,268,178
End of period (including undistributed net investment income of $93,150,596 and $163,666,159, respectively)	$ 4,558,175,198	$ 4,960,602,882

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,773,047	$ 130,415,409	18,326,496	$ 320,298,483
Reinvested	31,454,002	514,587,479	21,655,706	365,548,318
Redeemed	(29,837,358)	(502,371,635)	(45,749,338)	(801,281,286)
Net increase (decrease)	9,389,691	$ 142,631,253	(5,767,136)	$ (115,434,485)
Service Class Sold	388,675	$ 6,434,099	1,054,578	$ 18,334,058
Reinvested	157,694	2,567,255	30,528	513,486
Redeemed	(118,776)	(1,991,210)	(131,705)	(2,298,185)
Net increase (decrease)	427,593	$ 7,010,144	953,401	$ 16,549,359
Service Class 2 A Sold	49,063	$ 817,391	-	$ -
Reinvested	666	10,842	-	-
Redeemed	(2,997)	(49,413)	-	-
Net increase (decrease)	46,732	$ 778,820	-	$ -
Distributions From net investment income Initial Class		$ 153,336,461		$ 161,271,317
Service Class		755,842		226,538
Service Class 2 A		3,192		-
Total		$ 154,095,495		$ 161,497,855
From net realized gain Initial Class		$ 361,250,806		$ 204,277,001
Service Class		1,811,413		286,948
Service Class 2 A		7,650		-
Total		$ 363,069,869		$ 204,563,949
		$ 517,165,364		$ 366,061,804

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79	$ 13.79
Income from Investment Operations
Net investment income	.30 D	.59 D	.59 D	.57 D	.63	.30
Net realized and unrealized gain (loss)	(.44)	1.28	1.84	2.58	1.55	1.99
Total from investment operations	(.14)	1.87	2.43	3.15	2.18	2.29
Less Distributions
From net investment income	(.59)	(.60)	(.57)	(.59)	(.57)	(.29)
From net realized gain	(1.39)	(.76)	(1.71)	(1.48)	(.47)	-
Total distributions	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)	(.29)
Net asset value, end of period	$ 16.55	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Total Return B, C	(.69)%	11.09%	15.05%	20.65%	14.60%	16.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,529,402	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194	$ 3,333,844
Ratio of expenses to average net assets	.61% A	.63%	.64%	.65%	.74%	.81%
Ratio of expenses to average net assets after expense reductions	.61% A	.62% F	.63% F	.64% F	.73% F	.79% F
Ratio of net investment income to average net assets	3.59% A	3.36%	3.46%	3.43%	3.60%	3.54%
Portfolio turnover	78% A	94%	113%	101%	168%	256%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.29	.56	.57	.10
Net realized and unrealized gain (loss)	(.45)	1.29	1.82	.29
Total from investment operations	(.16)	1.85	2.39	.39
Less Distributions
From net investment income	(.58)	(.60)	(.57)	-
From net realized gain	(1.39)	(.76)	(1.71)	-
Total distributions	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 16.46	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(.74)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 28,005	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.71% A	.74%	.78%	.75% A
Ratio of expenses to average net assets after expense reductions	.71% A	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.49% A	3.25%	3.49%	3.52% A
Portfolio turnover	78% A	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 18.17
Income from Investment Operations
Net investment income C	.24
Net realized and unrealized gain (loss)	.01 E
Total from investment operations	.25
Less Distributions
From net investment income	(.58)
From net realized gain	(1.39)
Total distributions	(1.97)
Net asset value, end of period	$ 16.45
Total Return B	1.49%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 769
Ratio of expenses to average net assets	.84% A
Ratio of net investment income to average net assets	3.36% A
Portfolio turnover	78% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: High Income - Service Class	-4.78%	7.23%	11.94%
ML High Yield Master II	-0.97%	7.03%	10.83%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: High Income Portfolio - Service Class on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $30,904 - a 209.04% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,971 - a 179.71% increase.

Investment Summary

Top Five Holdings as of June 30, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.5
NEXTLINK Communications, Inc.	4.4
WinStar Communications, Inc.	3.0
Allied Waste North America, Inc.	2.7
ICG Holdings, Inc.	2.5
18.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Utilities	31.8
Media & Leisure	23.8
Technology	8.2
Basic Industries	7.8
Industrial Machinery & Equipment	5.2
Quality Diversification as of June 30, 2000
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.0
Baa	0.2
Ba	4.0
B	53.1
Caa, Ca, C	13.5
Not Rated	7.6

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at June 30, 2000 account for 7.6% of the fund's investments.

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Barry Coffman, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Barry?

A. For the six-month period that ended June 30, 2000, the fund lagged the -1.00% return of the Merrill Lynch High Yield Master Index II. The fund also underperformed the index's -0.97% return for the 12-month period ending June 30, 2000.

Q. What factors drove the high-yield market's performance and how did those factors, in turn, affect the fund's performance?

A. As they did throughout most of 1999, rising interest rates continued to put pressure on high-yield bonds and most other fixed-income investments. From January through June 2000, the Federal Reserve Board raised interest rates three times to cool the economy and the stock market. Compounding the effects of the difficult interest-rate backdrop was the fact that the "technicals" - supply and demand - were unfavorable. While supply had tapered off significantly from the same six-month period a year earlier, demand was quite weak. Furthermore, the default rate - which measures the percentage of high-yield debt that companies are unable or unwilling to honor - continued to rise, which also cooled demand. Those factors conspired to drive the high-yield market and the fund lower.

Q. Why did the fund underperform the Merrill Lynch index?

A. Unfortunately, a small handful of disappointments significantly detracted from the fund's performance. Given the overall negative tone of the high-yield market, investors severely punished companies that had worse-than-expected results. Most of the fund's underperformance can be accounted for by losses in securities of three holdings that defaulted: Sunterra Resorts, Specialty Retailers - the operating subsidiary of Stages Stores, Inc. - and competitive local exchange carrier GST Telecom. Also, continued weakness in the theater industry due to an overbuilding of new movie theaters pressured bonds in that sector.

Q. What holdings held up well against the difficult backdrop?

A. Telecommunications holdings outperformed the overall market. Many of these companies began to see very attractive returns from their network investments as they neared critical mass. Overall demand for telecom services, particularly high-speed data transmission, continued to be very robust. Within telecommunications, the fund benefited from its holdings in WinStar Communications, which refinanced its debt at very favorable terms during the period. Cable companies also performed well. In particular, our holdings in two international cable concerns, UnitedGlobalCom and Telewest both benefited from their investments in advanced networks that allow them to bundle high-speed Internet access and telephony with cable TV. In addition, both companies successfully raised equity during the period. Also, our position in Allied Waste - now the nation's second-largest waste management company - rebounded during the period and was a significant contributor to performance.

Q. What changes did you make over the past six months?

A. One of the most significant changes was that I concentrated more of the fund in larger, more liquid holdings. Historically, I've tried to find value among less-followed small- and mid-tier companies. But it became clear that the market environment was one that overly punished companies in those groups that disappoint. As a result, I focused on the larger-cap companies in the high-yield universe, particularly those with strong operating fundamentals and access to capital. As examples, I added to some of the fund's larger holdings, including telecommunications companies Nextel and NEXTLINK and direct broadcast satellite company Echostar.

Q. What's your outlook?

A. In my view, the relatively cheap valuations of high-yield bonds offer cause for optimism. The average high-yield bond is selling in the low 80s as a percentage of par - or face - value with yields nearing 13%, or twice the absolute level of U.S. Treasury bond yields. We haven't really seen that type of value since 1990 when the U.S. economy was in a recession. Even though the economy may slow in response to higher interest rates, I think the risk of a recession is limited over the near term. Steady economic growth would likely be a positive backdrop for this market. While I can't pinpoint exactly what will be the catalyst for a high-yield market turnaround, I would expect that the end of the Fed's campaign to raise interest rates could provide a significant boost for high-yield and other fixed-income securities as well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: to seek high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of June 30, 2000, more than $2.2 billion

Manager: Barry Coffman, since 1990; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 75.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 3.3%
HEALTH - 0.4%
Medical Facilities Management - 0.4%
Total Renal Care Holdings, Inc. 7% 5/15/09 (f)	B3	$ 14,680,000	$ 9,762,200
MEDIA & LEISURE - 2.2%
Broadcasting - 2.2%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	-	50,665,000	48,195,081
UTILITIES - 0.7%
Cellular - 0.7%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	10,000,000	10,350,000
5.25% 1/15/10	B1	5,000,000	5,175,000
			15,525,000
TOTAL CONVERTIBLE BONDS			73,482,281
Nonconvertible Bonds - 72.1%
BASIC INDUSTRIES - 7.7%
Chemicals & Plastics - 5.0%
Acetex Corp. yankee 9.75% 10/1/03	B3	3,000,000	2,805,000
Avecia Group PLC 11% 7/1/09	B2	7,275,000	7,129,500
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,275,000
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	10,240,000	9,344,000
9.5% 7/1/07 (f)	B2	32,830,000	29,957,375
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	12,390,000	12,390,000
Huntsman ICI Holdings LLC 0% 12/31/09	B3	34,102,000	10,912,640
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	3,740,000	3,702,600
9.875% 5/1/07	Ba3	9,420,000	9,325,800
10.875% 5/1/09	B2	18,455,000	18,316,588
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	5,030,000	4,074,300
			112,232,803
Metals & Mining - 0.4%
Kaiser Aluminum & Chemical Corp.:
9.875% 2/15/02	B1	2,455,000	2,369,075
12.75% 2/1/03	B3	6,958,000	6,331,780
			8,700,855

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Packaging & Containers - 1.0%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	$ 14,080,000	$ 10,841,600
9.75% 6/15/07	Caa1	5,370,000	4,188,600
Packaging Corp. of America 9.625% 4/1/09	B2	7,470,000	7,376,625
			22,406,825
Paper & Forest Products - 1.3%
APP China Group Ltd. 14% 3/15/10 unit (f)	B3	4,875,000	3,071,250
APP Finance II Mauritius Ltd. 12% 3/15/04	B3	4,175,000	2,129,250
Container Corp. of America gtd. 9.75% 4/1/03	B2	1,690,000	1,681,550
Millar Western Forest Products Ltd. 9.875% 5/15/08	B3	13,115,000	12,295,313
Repap New Brunswick, Inc.:
11.5% 6/1/04	B3	1,795,000	1,803,975
yankee 10.625% 4/15/05	Caa1	6,340,000	5,579,200
Stone Container Corp. 12.58% 8/1/16 (g)	B2	1,150,000	1,184,500
			27,745,038
TOTAL BASIC INDUSTRIES			171,085,521
CONSTRUCTION & REAL ESTATE - 2.0%
Building Materials - 0.3%
International Utility Structures, Inc. 10.75% 2/1/08	Caa1	9,200,000	7,360,000
Construction - 0.1%
Great Lakes Dredge & Dock Corp. 11.25% 8/15/08	B3	50,000	49,375
Lennar Corp. 9.95% 5/1/10 (f)	Ba1	3,010,000	2,964,850
			3,014,225
Engineering - 0.6%
360networks, Inc. 13% 5/1/08 (f)	B3	12,660,000	12,533,400
Real Estate - 0.9%
LNR Property Corp.:
9.375% 3/15/08	B1	14,395,000	12,523,650
10.5% 1/15/09	B1	7,040,000	6,476,800
			19,000,450
Real Estate Investment Trusts - 0.1%
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	3,520,000	2,710,400
TOTAL CONSTRUCTION & REAL ESTATE			44,618,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.1%
Federal-Mogul Corp. 7.5% 1/15/09	Ba2	$ 5,455,000	$ 3,600,300
Textiles & Apparel - 0.2%
Levi Strauss & Co.:
6.8% 11/1/03	Ba3	3,775,000	3,095,500
7% 11/1/06	Ba3	755,000	573,800
			3,669,300
TOTAL DURABLES			7,269,600
ENERGY - 2.0%
Coal - 0.4%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	10,210,000	9,469,775
Energy Services - 0.4%
Cliffs Drilling Co. 10.25% 5/15/03	Ba3	900,000	904,500
R&B Falcon Corp.:
6.5% 4/15/03	Ba3	5,525,000	5,124,438
6.75% 4/15/05	Ba3	1,260,000	1,137,150
6.95% 4/15/08	Ba3	750,000	637,500
9.5% 12/15/08	Ba3	595,000	597,975
			8,401,563
Oil & Gas - 1.2%
Chesapeake Energy Corp.:
7.875% 3/15/04	B2	1,610,000	1,493,275
8.5% 3/15/12	B2	1,435,000	1,205,400
9.125% 4/15/06	B2	3,565,000	3,377,838
Great Lakes Carbon Corp.:
0% 5/15/09 (d)	Caa1	15,215,000	6,086,000
10.25% 5/15/08 pay-in-kind	B3	8,550,000	6,840,000
Plains Resources, Inc.:
Series B 10.25% 3/15/06	B2	5,860,000	5,801,400
Series D 10.25% 3/15/06	B2	2,770,000	2,742,300
			27,546,213
TOTAL ENERGY			45,417,551
FINANCE - 2.2%
Credit & Other Finance - 2.0%
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	14,905,000	6,930,825
10% 3/15/04	Caa3	1,824,000	839,040
APP Global Finance III 10.7513% 4/17/02 (g)	Caa1	2,400,000	1,704,000
Delta Financial Corp. 9.5% 8/1/04	B3	1,350,000	607,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	$ 4,870,000	$ 4,139,500
Imperial Credit Industries 9.875% 1/15/07	B3	17,470,000	12,578,400
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	2,720,000	1,768,000
7.875% 8/1/03	Ba2	6,900,000	4,278,000
Metris Companies, Inc.:
10% 11/1/04	Ba3	100,000	94,000
10.125% 7/15/06	Ba3	1,810,000	1,719,500
MFN Financial Corp. 10% 3/23/01	-	10,000,000	9,600,000
PX Escrow Corp. 0% 2/1/06 (d)	B3	3,190,000	1,339,800
			45,598,565
Insurance - 0.2%
Willis Corroon Corp. 9% 2/1/09	Ba3	5,500,000	4,606,250
TOTAL FINANCE			50,204,815
HEALTH - 1.9%
Drugs & Pharmaceuticals - 0.3%
Global Health Sciences, Inc. 11% 5/1/08	Caa1	7,970,000	1,992,500
Warner Chilcott, Inc. 12.625% 2/15/08 (f)	B2	4,815,000	4,863,150
			6,855,650
Medical Facilities Management - 1.6%
Express Scripts, Inc. 9.625% 6/15/09	Ba2	9,055,000	8,828,625
Fountain View, Inc. 11.25% 4/15/08	Caa1	7,330,000	1,795,850
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	11,630,000	1,163
Oxford Health Plans, Inc. 11% 5/15/05	B2	14,465,000	14,935,113
Unilab Corp. 12.75% 10/1/09	B3	8,920,000	9,187,600
			34,748,351
TOTAL HEALTH			41,604,001
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
Electrical Equipment - 0.7%
Loral Space & Communications Ltd. 9.5% 1/15/06	B1	1,185,000	865,050
Motors & Gears, Inc. 10.75% 11/15/06	B3	9,170,000	8,803,200
Telex Communications, Inc. 10.5% 5/1/07	B2	7,490,000	5,018,300
			14,686,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.7%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	$ 8,500,000	$ 7,522,500
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa1	11,470,000	4,129,200
Thermadyne Manufacturing LLC 9.875% 6/1/08	B3	4,470,000	3,441,900
Tokheim Corp. 11.375% 8/1/08	Ca	9,030,000	903,000
			15,996,600
Pollution Control - 2.9%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,870,000	1,701,700
7.625% 1/1/06	Ba2	1,185,000	1,030,950
7.875% 1/1/09	Ba2	1,965,000	1,670,250
10% 8/1/09	B2	65,360,000	54,902,400
Envirosource, Inc.:
Series B, 9.75% 6/15/03	Caa3	4,900,000	2,205,000
9.75% 6/15/03	Caa3	7,171,000	3,226,950
			64,737,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			95,420,400
MEDIA & LEISURE - 18.8%
Broadcasting - 15.2%
Adelphia Communications Corp.:
7.75% 1/15/09	B1	7,000,000	5,897,500
9.875% 3/1/05	B1	3,400,000	3,315,000
American Mobile Satellite Corp. 12.25% 4/1/08	-	3,435,000	2,644,950
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	11,160,000	9,848,700
10.25% 1/15/10	B2	4,005,000	3,884,850
Diamond Cable Communications PLC:
0% 2/15/07 (d)	B3	11,561,000	8,873,068
yankee 0% 12/15/05 (d)	B3	9,875,000	9,233,125
Earthwatch, Inc. 0% 7/15/07 unit (d)(f)	-	16,560,000	10,598,400
EchoStar DBS Corp. 9.375% 2/1/09	B2	14,860,000	14,339,900
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	8,050,000	4,991,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (d)	B1	$ 210,000	$ 181,125
Golden Sky DBS, Inc. 0% 3/1/07 (d)	Caa1	10,640,000	7,155,400
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (f)	B3	6,050,000	5,384,500
International Cabletel, Inc. 0% 2/1/06 (d)	B3	40,484,000	37,245,280
LIN Holdings Corp. 0% 3/1/08 (d)	B3	11,678,000	7,678,285
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	17,095,000	11,795,550
NTL Communications Corp. 11.5% 10/1/08	B3	14,080,000	14,185,600
NTL, Inc. 0% 4/1/08 (d)	B3	2,380,000	1,475,600
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	7,585,000	7,433,300
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	20,460,000	13,810,500
11.28% 6/30/04 (f)(g)	B1	10,954,000	9,968,140
Spectrasite Holdings, Inc. 0% 4/15/09 (d)	B3	18,670,000	10,781,925
Telewest PLC 0% 10/1/07 (d)	B1	26,492,000	25,299,860
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (d)	B2	40,240,000	37,020,800
Series D 0% 5/15/06 (d)	B2	5,620,000	5,170,400
United International Holdings, Inc. 0% 2/15/08 (d)	B3	49,076,000	33,862,440
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	28,175,000	13,242,250
10.875% 8/1/09	B2	13,240,000	11,651,200
11.25% 2/1/10	B2	6,005,000	5,404,500
XM Satellite Radio, Inc. 14% 3/15/10 unit (f)	-	6,055,000	5,328,400
			337,701,548
Entertainment - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,030,000	1,934,400
9.5% 2/1/11	Caa3	5,390,000	2,479,400
Hollywood Entertainment Corp. 10.625% 8/15/04	B3	10,690,000	9,166,675
MGM Grand, Inc. 9.75% 6/1/07	Ba2	5,940,000	6,029,100
Premier Parks, Inc.:
0% 4/1/08 (d)	B3	4,710,000	3,196,913
9.25% 4/1/06	B3	4,745,000	4,484,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
Regal Cinemas, Inc.:
8.875% 12/15/10	Ca	$ 2,660,000	$ 638,400
9.5% 6/1/08	Ca	24,035,000	6,008,750
			33,937,663
Leisure Durables & Toys - 0.3%
Marvel Enterprises, Inc. 12% 6/15/09	-	8,750,000	6,650,000
Lodging & Gaming - 1.2%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	8,750,000	8,181,250
HMH Properties, Inc. 7.875% 8/1/05	Ba2	2,965,000	2,727,800
Hollywood Casino Corp. 11.25% 5/1/07	B3	6,210,000	6,365,250
ITT Corp. 7.375% 11/15/15	Ba1	4,270,000	3,576,125
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,060,000	5,757,000
			26,607,425
Restaurants - 0.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	10,485,000	9,960,750
NE Restaurant, Inc. 10.75% 7/15/08	B3	5,135,000	4,005,300
			13,966,050
TOTAL MEDIA & LEISURE			418,862,686
NONDURABLES - 0.4%
Household Products - 0.4%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	9,120,000	4,286,400
AKI, Inc. 10.5% 7/1/08	B2	6,960,000	5,533,200
			9,819,600
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.7%
Mothers Work, Inc. 12.625% 8/1/05	B3	15,320,000	14,324,200
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	18,870,000	188,700
			14,512,900
Drug Stores - 0.2%
Rite Aid Corp.:
6.5% 12/15/05 (f)	Caa1	6,175,000	3,180,125
7.125% 1/15/07	Caa1	3,920,000	2,077,600
			5,257,725

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Grocery Stores - 0.3%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (c)	C	$ 9,685,000	$ 193,700
12% 3/1/06 (c)	Caa3	2,590,000	323,750
Pathmark Stores, Inc. 9.625% 5/1/03 (c)	Caa3	10,127,000	6,987,630
			7,505,080
TOTAL RETAIL & WHOLESALE			27,275,705
SERVICES - 2.1%
Leasing & Rental - 0.2%
Rent-A-Center, Inc. 11% 8/15/08	B2	3,980,000	3,860,600
Printing - 1.2%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	21,446,700
World Color Press, Inc. 7.75% 2/15/09	Baa3	5,090,000	4,644,625
			26,091,325
Services - 0.7%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	2,470,000	247,000
Apcoa, Inc. 9.25% 3/15/08	Caa1	17,070,000	5,803,800
Medaphis Corp. 9.5% 2/15/05	Caa1	13,713,000	10,284,750
			16,335,550
TOTAL SERVICES			46,287,475
TECHNOLOGY - 8.1%
Computer Services & Software - 5.0%
Amazon.com, Inc. 0% 5/1/08 (d)	Caa1	7,070,000	3,817,800
Colo.com 13.875% 3/15/10 unit (f)	-	9,755,000	10,340,300
Concentric Network Corp. 12.75% 12/15/07	B-	12,760,000	13,398,000
Covad Communications Group, Inc.:
0% 3/15/08 (d)	B3	19,440,000	9,525,600
12% 2/15/10	B3	15,575,000	12,070,625
12.5% 2/15/09	B3	7,684,000	6,108,780
Exodus Communications, Inc.:
10.75% 12/15/09	B-	21,765,000	21,112,050
11.625% 7/15/10 (f)	B	9,025,000	9,070,125
PSINet, Inc.:
10% 2/15/05	B3	12,670,000	11,688,075
10.5% 12/1/06	B3	6,010,000	5,529,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
PSINet, Inc.: - continued
11% 8/1/09	B3	$ 4,790,000	$ 4,430,750
11.5% 11/1/08	B3	5,500,000	5,183,750
			112,275,055
Computers & Office Equipment - 1.0%
Dictaphone Corp. 11.75% 8/1/05	Caa1	8,516,000	8,665,030
Globix Corp. 12.5% 2/1/10	B-	14,995,000	12,370,875
			21,035,905
Electronic Instruments - 0.8%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	19,385,000	17,834,200
Electronics - 1.3%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,380,000	3,633,500
Details, Inc. 10% 11/15/05	B3	2,040,000	1,938,000
Hadco Corp. 9.5% 6/15/08	B2	12,835,000	12,867,088
Knowles Electronics, Inc. 13.125% 10/15/09 (f)	B3	3,500,000	2,992,500
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	10,000,000	8,350,000
			29,781,088
TOTAL TECHNOLOGY			180,926,248
TRANSPORTATION - 0.4%
Air Transportation - 0.4%
Atlas Air, Inc. 10.75% 8/1/05	B1	9,225,000	9,363,375
UTILITIES - 20.7%
Cellular - 8.4%
Cellnet Data Systems, Inc. 0% 10/1/07 (d)	-	69,670,000	5,573,600
Crown Castle International Corp. 10.75% 8/1/11	B3	6,195,000	6,287,925
Dobson Communications Corp. 10.875% 7/1/10 (f)	-	6,585,000	6,634,388
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	35,735,000	27,158,600
Metrocall, Inc.:
10.375% 10/1/07	B3	10,455,000	7,318,500
11% 9/15/08	B3	3,410,000	2,404,050
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	43,200,000	36,720,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nextel Communications, Inc. 9.375% 11/15/09	B1	$ 21,110,000	$ 20,265,600
Nextel International, Inc. 0% 4/15/08 (d)	Caa1	18,480,000	12,196,800
Orbital Imaging Corp.:
11.625% 3/1/05	CCC+	7,110,000	2,986,200
11.625% 3/1/05	CCC+	3,680,000	1,545,600
Orion Network Systems, Inc.:
0% 1/15/07 (d)	B2	12,460,000	4,984,000
11.25% 1/15/07	B2	5,800,000	3,393,000
PageMart Nationwide, Inc. 15% 2/1/05	B3	20,235,000	19,324,425
Telesystem International Wireless, Inc.:
0% 6/30/07 (d)	Caa1	20,940,000	14,658,000
0% 11/1/07 (d)	Caa1	25,685,000	15,411,000
			186,861,688
Telephone Services - 12.3%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	5,387,000	3,919,043
Bestel SA de CV 0% 5/15/05 (d)	-	8,075,000	5,733,250
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	19,760,000	8,892,000
Flag Telecom Holdings Ltd. 11.625% 3/30/10	B2	2,965,000	2,816,750
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	4,435,000	4,124,550
12% 11/1/07	Caa1	3,600,000	3,384,000
ICG Holdings, Inc.:
0% 9/15/05 (d)	B3	28,000,000	26,880,000
0% 5/1/06 (d)	B3	9,255,000	7,542,825
ICG Services, Inc.:
0% 2/15/08 (d)	B3	37,500,000	18,000,000
0% 5/1/08 (d)	B3	2,950,000	1,357,000
Intermedia Communications, Inc.:
0% 5/15/06 (d)	B2	145,000	137,750
0% 7/15/07 (d)	B2	7,835,000	6,072,125
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	19,400,000	8,342,000
13.5% 5/15/09	Caa2	6,710,000	5,569,300
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	6,970,000	2,230,400
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	19,255,000	18,918,038
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	11,215,000	6,448,625
10.75% 11/15/08	B3	340,000	334,900
10.75% 6/1/09	B2	10,690,000	10,529,650
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Optel Communications Corp. 15% 12/30/04 (h)	-	$ 14,907,563	$ 14,162,185
Pathnet, Inc. 12.25% 4/15/08	-	20,255,000	11,342,800
Rhythms NetConnections, Inc.:
0% 5/15/08 (d)	B3	21,980,000	8,682,100
12.75% 4/15/09	B3	7,480,000	5,086,400
14% 2/15/10 (f)	B3	7,210,000	5,191,200
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	B2	6,026,000	4,790,670
RSL Communications PLC 9.875% 11/15/09	B2	7,195,000	4,676,750
Teligent, Inc. 11.5% 12/1/07	Caa1	4,625,000	3,584,375
WinStar Communications, Inc.:
0% 4/15/10 (d)(f)	B3	36,689,000	17,060,385
12.5% 4/15/08 (f)	B3	17,930,000	17,481,750
12.75% 4/15/10 (f)	B3	31,418,000	30,318,370
Worldwide Fiber, Inc. 12% 8/1/09	B3	11,800,000	11,033,000
			274,642,191
TOTAL UTILITIES			461,503,879
TOTAL NONCONVERTIBLE BONDS			1,609,659,331
TOTAL CORPORATE BONDS (Cost $1,951,710,007)			1,683,141,612
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $3,191,851)	Ba2	2,884,084	2,134,222
Commercial Mortgage Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Mortgage Acceptance Corp. pass through certificates Series 1998-C2 Class F, 5.44% 5/15/13 (f)(g)	BB+	$ 4,500,000	$ 2,825,860
Commercial Mortgage Asset Trust pass through certificates Series 1999-C1 Class F, 6.25% 11/17/13 (f)	Ba1	4,750,000	3,046,680
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	4,890,848	4,946,634
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.125% 4/25/21 (g)	Caa1	2,313,015	1,850,412
Meritor Mortgage Security Corp. Series 1987 1 Class B, 9.4% 2/1/10 (c)(f)	-	1,350,000	116,505
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3177% 11/18/31 (f)(g)	Ba1	4,500,000	3,608,190
Nationslink Funding Corp. Commercial Mortgage pass through certificates Series 1998-2 Class F, 7.105% 8/20/30	BB	4,500,000	3,351,094
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (f)(g)	-	2,200,000	2,037,406
Series 1998-ST1A Class B1A, 9.4013% 1/15/03 (f)(g)	-	4,000,000	3,725,000
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	2,600,000	2,110,266
Series 1995-C1 Class F, 7.375% 9/25/24 (f)	-	2,000,000	1,588,438
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $28,843,213)			29,206,485
Common Stocks - 3.2%
	Shares
BASIC INDUSTRIES - 0.1%
Chemicals & Plastics - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	340	4,080
Iron & Steel - 0.0%
AK Steel Holding Corp.	6,500	52,000
Common Stocks - continued
	Shares	Value (Note 1)
BASIC INDUSTRIES - continued
Packaging & Containers - 0.1%
Packaging Corp. of America	150,000	$ 1,518,750
TOTAL BASIC INDUSTRIES		1,574,830
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
International Utility Structures, Inc. unit	2,500	1,750,000
Real Estate - 0.2%
LNR Property Corp.	257,600	5,023,200
Real Estate Investment Trusts - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	1
Class B (h)	19,817	0
		1
TOTAL CONSTRUCTION & REAL ESTATE		6,773,201
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	48,889	1,222,225
Polymer Group, Inc.	426,300	3,943,275
		5,165,500
ENERGY - 0.5%
Oil & Gas - 0.5%
Plains Resources, Inc. (a)	686,000	10,976,000
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Arcadia Financial Ltd. warrants 3/15/07 (a)	498	1
Securities Industry - 0.0%
ECM Corp. LP (f)	3,000	264,000
TOTAL FINANCE		264,001
HEALTH - 0.0%
Medical Equipment & Supplies - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
Industrial Machinery & Equipment - 0.1%
Tenneco Automotive, Inc.	150,000	787,500
Terex Corp. (a)	50,000	706,250
		1,493,750
Pollution Control - 0.8%
Allied Waste Industries, Inc. (a)	1,765,000	17,650,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		19,143,750

	Shares	Value (Note 1)
MEDIA & LEISURE - 0.4%
Broadcasting - 0.1%
Benedek Communications Corp. warrants 7/1/07 (a)	57,600	$ 115,200
CS Wireless Systems, Inc. (a)(f)	1,024	10
EchoStar Communications Corp. Class A (a)	3,100	102,639
Motient Corp. warrants 4/1/08 (a)	3,435	127,095
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	26,805	804,150
		1,149,094
Entertainment - 0.3%
Premier Parks, Inc. (a)	325,000	7,393,750
Lodging & Gaming - 0.0%
Motels of America, Inc. (a)	3,000	43,500
TOTAL MEDIA & LEISURE		8,586,344
RETAIL & WHOLESALE - 0.1%
Apparel Stores - 0.1%
Mothers Work, Inc. (a)(e)	294,100	3,308,625
Mothers Work, Inc. (a)(h)	2,952	33,210
		3,341,835
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
DecisionOne Corp.	16,846	168
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	9,890	1
Class B warrants 4/18/07 (a)	17,041	2
Class C warrants 4/18/07 (a)	10,108	1
		172
Computers & Office Equipment - 0.0%
Ampex Corp. Class A (a)	9,600	16,200
Electronics - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	7
TOTAL TECHNOLOGY		16,379
UTILITIES - 0.7%
Cellular - 0.3%
Cellnet Data Systems, Inc. warrants 10/1/07 (a)(f)	18,000	180
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	45,930	114,825
warrants 1/15/07 (CV ratio .6) (a)	5,585	23,736
McCaw International Ltd. warrants 4/16/07 (a)(f)	42,305	105,763
WebLink Wireless, Inc. Class A (a)	528,034	6,996,451
		7,240,955
Telephone Services - 0.4%
Bestel SA de CV warrants 5/13/05 (a)(f)	8,075	904,400
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	12,650	$ 31,625
Optel Communications Corp. warrants 12/30/04 (a)(h)	2,559,515	6,718,727
Pathnet, Inc. warrants 4/15/08 (a)(f)	20,255	202,550
		7,857,302
TOTAL UTILITIES		15,098,257
TOTAL COMMON STOCKS (Cost $82,503,250)		70,940,129
Preferred Stocks - 13.5%

Convertible Preferred Stocks - 0.1%
TECHNOLOGY - 0.1%
Computer Services & Software - 0.1%
PSINet, Inc. $3.50 (f)	100,000	3,400,000

Nonconvertible Preferred Stocks - 13.4%
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
International Utility Structures, Inc. 13% pay-in-kind (f)	713	499,100
Real Estate Investment Trusts - 0.4%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	0
mezzanine (h)	79,800	28,890
senior (h)	79,800	8,815,611
		8,844,501
TOTAL CONSTRUCTION & REAL ESTATE		9,343,601
FINANCE - 0.4%
Insurance - 0.4%
American Annuity Group Capital Trust II 8.875%	8,910	7,932,230
HEALTH - 0.5%
Medical Facilities Management - 0.5%
Fresenius Medical Care Capital Trust II 7.875%	10,524	9,600,845

	Shares	Value (Note 1)
MEDIA & LEISURE - 2.4%
Broadcasting - 2.4%
Citadel Broadcasting Co. Series B, 13.25% pay-in-kind	54,339	$ 5,596,917
CSC Holdings, Inc.:
11.125% pay-in-kind	197,957	20,686,507
Series H, 11.75% pay-in-kind	200,061	21,106,436
Granite Broadcasting Corp. 12.75% pay-in-kind	7,825	6,573,000
		53,962,860
TECHNOLOGY - 0.0%
Computers & Office Equipment - 0.0%
Ampex Corp. 8% non-cumulative	422	658,320
UTILITIES - 9.7%
Cellular - 3.9%
Nextel Communications, Inc.:
11.125% pay-in-kind	47,183	45,531,595
Series D, 13% pay-in-kind	38,807	40,553,315
		86,084,910
Telephone Services - 5.8%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	2,988	2,674,260
e.spire Communications, Inc. $127.50 pay-in-kind	17,801	3,204,180
ICG Holdings, Inc. 14.25% pay-in-kind	26,893	21,514,400
Intermedia Communications, Inc. 13.5% pay-in-kind	22,827	22,142,190
NEXTLINK Communications, Inc. 13.50% pay-in-kind	24,242	23,514,740
NEXTLINK Communications, Inc. 14% pay-in-kind	1,125,487	57,399,830
		130,449,600
TOTAL UTILITIES		216,534,510
TOTAL NONCONVERTIBLE PREFERRED STOCKS		298,032,366
TOTAL PREFERRED STOCKS (Cost $325,176,740)		301,432,366
Purchased Bank Debt - 0.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Dynatech LLC term loan 10.03% 9/1/07 (g)	-	$ 2,000,000	1,990,000
Synthetic Industries, Inc. term loan 14% 12/13/00 (g)	-	3,600,000	3,564,000
Purchased Bank Debt - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Total Renal Care Holdings, Inc. term loan 11.5% 3/31/06 (g)	Ba2	$ 2,620,105	$ 2,436,697
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (g)	B+	5,000,000	4,987,500
TOTAL PURCHASED BANK DEBT (Cost $12,855,286)			12,978,197
Cash Equivalents - 4.7%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00 (Cost $104,463,000)	$ 104,520,295	104,463,000
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,508,743,347)		2,204,296,011
NET OTHER ASSETS - 1.2%		26,704,251
NET ASSETS - 100%		$ 2,231,000,262
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 112,038	$ -	$ 3,308,625

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $286,945,596 or 12.9% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Mothers Work, Inc.	6/18/98	$ 26,172
Optel Communications Corp. warrants 12/30/04	12/31/97	$ 759,408
Optel Communications Corp. 15% 12/30/04	12/31/97 - 12/30/99	$ 14,148,203
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $777,266,740 and $888,471,783.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,030 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $38,108,624 and 1.7% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,243,000. The weighted average interest rate was 6.73%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Canada	3.4
United Kingdom	2.4
Luxembourg	1.6
Mexico	1.5
Netherlands	1.4
Others (individually less than 1%)	0.5
100.0%
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.2%	BBB	0.2%
Ba	3.7%	BB	3.2%
B	50.2%	B	56.1%
Caa	12.9%	CCC	7.2%
Ca, C	0.4%	CC, C	0.0%
		D	0.4%
The percentage not rated by Moody's or S&P amounted to 7.6%. FMR has determined that unrated debt securities that are lower quality account for 7.6% of the total value of investment in securities.
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,510,663,320. Net unrealized depreciation aggregated $306,367,309, of which $36,552,593 related to appreciated investment securities and $342,919,902 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $78,395,000, all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $104,463,000) (cost $2,508,743,347) - See accompanying schedule		$ 2,204,296,011
Cash		1,173,022
Receivable for investments sold		10,237,395
Receivable for fund shares sold		1,824,525
Dividends receivable		395,382
Interest receivable		39,095,601
Other receivables		551,687
Total assets		2,257,573,623
Liabilities
Payable for investments purchased	$ 24,668,573
Payable for fund shares redeemed	630,403
Accrued management fee	1,052,289
Distribution fees payable	21,721
Other payables and accrued expenses	200,375
Total liabilities		26,573,361
Net Assets		$ 2,231,000,262
Net Assets consist of:
Paid in capital		$ 2,569,113,584
Undistributed net investment income		195,475,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(229,141,160)
Net unrealized appreciation (depreciation) on investments		(304,447,336)
Net Assets		$ 2,231,000,262
Initial Class : Net Asset Value, offering price and redemption price per share ($1,962,074,921 ÷ 195,501,395 shares)		$10.04
Service Class : Net Asset Value, offering price and redemption price per share ($267,877,765 ÷ 26,761,288 shares)		$10.01
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,047,576 ÷ 104,806 shares)		$10.00

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 19,576,105
Interest		115,899,684
Total income		135,475,789
Expenses
Management fee	$ 6,594,093
Transfer agent fees	738,215
Distribution fees	126,321
Accounting fees and expenses	306,723
Non-interested trustees' compensation	6,473
Custodian fees and expenses	33,438
Registration fees	4,288
Audit	22,467
Legal	10,848
Interest	5,745
Miscellaneous	20,986
Total expenses before reductions	7,869,597
Expense reductions	(38,341)	7,831,256
Net investment income		127,644,533
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $45,477 on sales of investments in affiliated issuers)		(148,333,381)
Change in net unrealized appreciation (depreciation) on investment securities		(97,254,537)
Net gain (loss)		(245,587,918)
Net increase (decrease) in net assets resulting from operations		$ (117,943,385)
Other Information Expense reductions
Directed brokerage arrangements		$ 35,786
Custodian credits		2,555
		$ 38,341

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 127,644,533	$ 247,259,596
Net realized gain (loss)	(148,333,381)	(96,179,624)
Change in net unrealized appreciation (depreciation)	(97,254,537)	55,361,896
Net increase (decrease) in net assets resulting from operations	(117,943,385)	206,441,868
Distributions to shareholders From net investment income	(160,774,244)	(232,085,602)
From net realized gain	-	(6,657,693)
In excess of net realized gain	-	(877,958)
Total distributions	(160,774,244)	(239,621,253)
Share transactions - net increase (decrease)	(1,863,609)	66,219,533
Total increase (decrease) in net assets	(280,581,238)	33,040,148
Net Assets
Beginning of period	2,511,581,500	2,478,541,352
End of period (including undistributed net investment income of $195,475,174 and $245,962,442, respectively)	$ 2,231,000,262	$ 2,511,581,500
Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	34,881,654	$ 357,036,731	101,971,137	$ 1,140,554,728
Reinvested	13,813,362	144,073,366	20,936,841	226,536,621
Redeemed	(52,613,342)	(547,562,808)	(127,141,526)	(1,424,987,101)
Net increase (decrease)	(3,918,326)	$ (46,452,711)	(4,233,548)	$ (57,895,752)
Service Class Sold	7,232,634	$ 74,033,462	15,936,772	$ 177,176,136
Reinvested	1,603,673	16,694,232	1,211,540	13,084,632
Redeemed	(4,572,624)	(47,192,023)	(5,904,384)	(66,145,483)
Net increase (decrease)	4,263,683	$ 43,535,671	11,243,928	$ 124,115,285
Service Class 2 A Sold	104,183	$ 1,046,949	-	$ -
Reinvested	639	6,643	-	-
Redeemed	(16)	(161)	-	-
Net increase (decrease)	104,806	$ 1,053,431	-	$ -
Distributions
From net investment income Initial Class		$ 144,073,368		$ 219,412,458
Service Class		16,694,233		12,673,144
Service Class 2 A		6,643		-
Total		$ 160,774,244		$ 232,085,602
From net realized gain Initial Class		$ -		$ 6,294,147
Service Class		-		363,546
Service Class 2 A		-		-
Total		$ -		$ 6,657,693
In excess of net realized gain Initial Class		$ -		$ 830,017
Service Class		-		47,941
Service Class 2 A		-		-
Total		$ -		$ 877,958
		$ 160,774,244		$ 239,621,253

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050	$ 10.750
Income from Investment Operations
Net investment income	.580 D	1.095 D	1.111 D	1.124 D	.927	.856
Net realized and unrealized gain (loss)	(1.110)	(.195)	(1.591)	.936	.643	1.224
Total from investment operations	(.530)	.900	(.480)	2.060	1.570	2.080
Less Distributions
From net investment income	(.750)	(1.075)	(.970)	(.890)	(.920)	(.780)
From net realized gain	-	(.030)	(.600)	(.110)	(.180)	-
In excess of net realized gain	-	(.005)	-	-	-	-
Total distributions	(.750)	(1.110)	(1.570)	(1.000)	(1.100)	(.780)
Net asset value, end of period	$ 10.040	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050
Total Return B, C	(4.93)%	8.25%	(4.33)%	17.67%	14.03%	20.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,962,075	$ 2,257,610	$ 2,348,954	$ 2,329,516	$ 1,588,822	$ 1,040,000
Ratio of expenses to average net assets	.68% A	.69%	.70%	.71%	.71%	.71%
Ratio of net investment income to average net assets	11.22% A	9.80%	9.14%	8.88%	9.09%	9.32%
Portfolio turnover rate	71% A	82%	92%	118%	123%	132%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income D	.570	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.110)	(.194)	(1.562)	(.013)
Total from investment operations	(.540)	.880	(.480)	.190
Less Distributions
From net investment income	(.740)	(1.075)	(.970)	-
From net realized gain	-	(.030)	(.600)	-
In excess of net realized gain	-	(.005)	-	-
Total distributions	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 10.010	$ 11.290	$ 11.520	$ 13.570
Total Return B, C	(5.03)%	8.08%	(4.34)%	1.42%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 267,878	$ 253,972	$ 129,587	$ 2,919
Ratio of expenses to average net assets	.78% A	.79%	.82%	.81% A
Ratio of expenses to average net assets after expense reductions	.78% A	.79%	.82%	.80% A, F
Ratio of net investment income to average net assets	11.12% A	9.69%	9.51%	10.75% A
Portfolio turnover rate	71% A	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 11.140
Income from Investment Operations
Net investment income D	.476
Net realized and unrealized gain (loss)	(.876)
Total from investment operations	(.400)
Less Distributions
From net investment income	(.740)
Net asset value, end of period	$ 10.000
Total Return B, C	(3.85)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,048
Ratio of expenses to average net assets	.97% A
Ratio of expenses to average net assets after expense reductions	.96% A, F
Ratio of net investment income to average net assets	10.93% A
Portfolio turnover rate	71% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

The High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: the funds' original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. Each fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation:

High Income, Asset Manager and Balanced Portfolios. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the funds, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth
and Mid Cap Portfolios. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the funds, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the funds. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees of certain funds must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Central Cash Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Central Cash Funds - continued

(FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Loans and Other Direct Debt Instruments. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the following funds held investments in loans or other direct debt instruments:

	Value	% of Net Assets
Asset Manager.	$58,533,087	1.3%
Asset Manager: Growth	$9,260,883	1.6%
High Income	$12,978,197	0.6%

Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period for the High Income Portfolio and .2167% to .5200% for the period for the Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Mid Cap and Overseas Portfolios for the period. The annual individual fund fee rate is .30% for Asset Manager: Growth, Growth Opportunities, Contrafund, Growth, and Mid Cap Portfolios, .45% for High Income and Overseas Portfolios, .25% for Asset Manager Portfolio, .15% for Balanced Portfolio, and .20% for Equity-Income and Growth & Income Portfolios. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets:

High Income	.58%
Asset Manager	.53%
Balanced	.43%
Asset Manager: Growth	.58%
Equity-Income	.48%
Growth & Income	.48%
Growth Opportunities	.58%
Contrafund	.57%
Growth	.57%
Mid Cap	.56%
Overseas	.72%

Sub-Adviser Fee.FMR, on behalf of the Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

High Income
Service Class	126,071
Service Class 2	250
Asset Manager
Service Class	12,967
Service Class 2	195
Balanced
Service Class	13,703
Service Class 2	213
Asset Manager: Growth
Service Class	5,971
Service Class 2	204
Equity-Income
Service Class	221,204
Service Class 2	4,873
Growth & Income
Service Class	64,293
Service Class 2	492
Growth Opportunities
Service Class	170,539
Service Class 2	934
Contrafund
Service Class	472,035
Service Class 2	12,537
Growth
Service Class	650,795
Service Class 2	1,896
Mid Cap
Service Class	36,074
Service Class 2	8,716
Overseas
Service Class	99,503
Service Class 2	583

Transfer Agent Fees. Fidelity Investment Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each funds' transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

HIGH INCOME	.07%
ASSET MANAGER	.07%
BALANCED	.07%
ASSET MANAGER: GROWTH	.07%
EQUITY-INCOME	.07%
GROWTH & INCOME	.07%
GROWTH OPPORTUNITIES	.07%
CONTRAFUND	.07%
GROWTH	.07%
MID CAP	.08%
OVERSEAS	.07%

For the period, each class paid the following amounts:

High Income
Initial Class	655,017
Service Class	83,102
Service Class 2	96
Asset Manager
Initial Class	1,526,085
Service Class	8,951
Service Class 2	42
Balanced
Initial Class	92,789
Service Class	9,127
Service Class 2	55
Asset Manager: Growth
Initial Class	179,131
Service Class	4,189
Service Class 2	61
Equity-Income
Initial Class	3,206,951
Service Class	146,559
Service Class 2	1,525
Growth & Income
Initial Class	351,138
Service Class 2	43,630
Service Class 2	132
Growth Opportunities
Initial Class	417,276
Service Class	113,605
Service Class 2	426
Contrafund
Initial Class	2,952,107
Service Class	316,815
Service Class 2	3,771
Growth
Initial Class	5,897,805
Service Class	451,666
Service Class 2	848
Mid Cap
Initial Class	13,418
Service Class	27,121
Service Class 2	2,882
Overseas
Initial Class	925,813
Service Class	69,985
Service Class 2	301

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.

In addition, through arrangements with certain funds' custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were record owners of 10% or more of the total outstanding shares of the following funds:

	FILI	UNAFFILIATED INSURANCE COMPANIES
FUND	% OF OWERNISP	# OF	% OF OWNERSHIP
HIGH INCOME	11%	2	61%
ASSET MANAGER	18%	1	22%
BALANCED	36%	1	52%
ASSET MANAGER: GROWTH	63%	1	10%
EQUITY-INCOME	12%	2	39%
GROWTH & INCOME	40%	3	42%
GROWTH OPPORTUNITIES	15%	1	66%
CONTRAFUND	20%	2	34%
GROWTH	13%	1	29%
MID CAP	44%	1	28%
OVERSEAS	14%	1	33%

8. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under "Legend" at the end of each applicable fund's schedule of investments.

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.
Asset Manager, Balanced, and Asset Manager: Growth Portfolios

Fidelity Management & Research (U.K.) Inc.
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Fidelity International Investment Advisors
Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio
Fidelity Investments Japan Limited
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President - Growth, Mid Cap,

Contrafund and Growth Opportunities Portfolios
Richard A. Spillane, Jr., Vice President - Equity-Income,
Overseas, Balanced and Growth & Income Portfolios
Robert A. Lawrence, Vice President - Asset Manager,
High Income and Asset Manager: Growth Portfolios
John Avery, Vice President - Balanced Portfolio
Barry J. Coffman, Vice President - High Income Portfolio
William Danoff, Vice President - Contrafund Portfolio
David Felman, Vice President - Mid Cap Portfolio
Kevin E. Grant, Vice President - Balanced Portfolio
Bart A. Grenier, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Richard R. Mace, Jr., Vice President - Overseas Portfolio
Charles S. Morrison II, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Stephen R. Petersen, Vice President - Equity-Income Portfolio
John J. Todd, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Jennifer Uhrig, Vice President - Growth Portfolio

Bettina Doulton, Vice President -
Growth Opportunities Portfolio
Steven J. Snider, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Jason L. Weiner, Vice President - Contrafund Portfolio
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

The Chase Manhattan Bank, New York, NY

Equity-Income, Asset Manager, Asset Manager: Growth,
Growth & Income, Balanced and Overseas Portfolios
Brown Brothers Harriman & Co., Boston, MA
Growth, Growth Opportunities, Mid Cap
and Contrafund Portfolios

* Independent trustees

VIPSC-SANN-0800 109455
1.744746.100

(2_fidelity_logos)

Fidelity® Variable Insurance Products
Service Class 2

Overseas Portfolio

Mid Cap Portfolio

Growth Portfolio

Contrafund® Portfolio

Growth Opportunities Portfolio

Index 500 Portfolio

Growth & Income Portfolio

Equity-Income Portfolio

Balanced Portfolio

Asset Manager: Growth® Portfolio

Asset Manager SM Portfolio

High Income Portfolio

Investment Grade Bond Portfolio

Money Market Portfolio

Semiannual Report

June 30, 2000

Contents

Market Environment	4	A review of what happened in world markets during the past six months.
Overseas Portfolio	5 6 7 10	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Mid Cap Portfolio	14 15 16 22 26	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements Proxy Voting Results
Growth Portfolio	28 29 30 35	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Contrafund Portfolio	39 40 41 49	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Growth Opportunities Portfolio	53 54 55 58 62	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements Proxy Voting Results
Index 500 Portfolio	64 65 66 74	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Growth & Income Portfolio	77 78 79 82 86	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements Proxy Voting Results
Equity-Income Portfolio	88 89 90 97	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Balanced Portfolio	101 102 103 114 118	Performance and Investment Summary Fund Talk: The Managers' Overview Investments Financial Statements Proxy Voting Results
Asset Manager: Growth Portfolio	120 121 122 136	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Asset Manager Portfolio	140 141 142 157	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
High Income Portfolio	161 162 163 173	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Investment Grade Bond Portfolio	177 178 179 185	Performance and Investment Summary Fund Talk: The Manager's Overview Investments Financial Statements
Money Market Portfolio	188 189 190 193	Performance Fund Talk: The Manager's Overview Investments Financial Statements
Notes to Financial Statements	196	Notes to the Financial Statements

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Market Environment

After reaching record heights in the first quarter of 2000, several of the most notable U.S. equity market indexes - including the Standard & Poor's 500SM, NASDAQ and Dow Jones Industrial Average - tumbled into negative territory by the end of the second quarter. Leading the market down was the same sector that drove it to new highs just a few months prior: technology. Beginning in mid-March, investors abandoned technology en masse, as concerns about excessive valuations and impending inflation pervaded the market. The ripple effect of the tech sell-off spread rapidly around the world, and international equity markets trended downward in response. As stocks cooled, domestic bond performance heated up, helping many U.S. fixed-income categories outpace their equity counterparts for the overall six-month period. Meanwhile, emerging-market bonds held on to most of their strong first quarter gains, but international developed-market bonds felt the pinch of inflation, as several central banks around the world began to implement interest-rate hikes to slow their respective economies.

U.S. Stock Markets

At the mid-way point of 2000, the U.S. stock market's unprecedented streak of five consecutive double-digit annual increases appeared to be in jeopardy. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - declined 8.42% during the six-month period ending June 30, 2000. The broad-based S&P 500® and the technology-concentrated NASDAQ index also disappeared below the surface, returning -0.42% and -2.44%, respectively. In a 10-week stretch from March through June, the NASDAQ dropped 33%, making dot-com investors anything but dot-calm as Internet stocks bore the brunt of the decline. As the spectacular growth of the technology sector waned, previously out-of-favor sectors began to lure investors' attention. The consistent, steady growth of the health sector was the primary beneficiary, as it wore the crown of best-performing sector for the first six months of 2000. The natural resources and real-estate sectors were surprising runners-up in the performance derby. But not all was lost for the technology sector. In June, economic reports showed strong evidence that the Federal Reserve Board's series of interest-rate hikes - including three during the first half of this year - were winning the battle against inflation. This news, combined with the Fed's decision to eschew another hike in June, fueled a renewed enthusiasm for tech stocks, as evidenced by the NASDAQ's 16.64% return for the final month of the period.

Foreign Stock Markets

Reacting similarly to the U.S. stock market - and no doubt largely as a direct result of the U.S. market - most foreign stock markets started the six-month period off on a high note before stumbling in the second quarter. Japan and the Pacific Region in general fell particularly hard. After a stellar 1999, Japanese equities were shaken by their country's economic downturn and an unsteady U.S. market. "New Japan" stocks - Internet, electronic, telecom and software securities - led the decline. The TOPIX Index, a benchmark of the Japanese market, fell 10.34% during the period. And even the best-performing Pacific Region fund had a negative return, according to Lipper Inc. Weak tech performance in the second quarter also hurt European stock markets, causing the Morgan Stanley Capital International Europe Index to decline 3.10% for the first half of 2000. One of the only non-U.S. stock markets that didn't suffer a negative second quarter was Canada. Often overlooked, the Canadian stock market quietly piled up an impressive six-month return of 21.89% - as measured by the Toronto Stock Exchange (TSE) 300.

U.S. Bond Markets

Despite being challenged with a series of interest-rate hikes - almost always a detriment to fixed-income offerings - U.S. bond markets still managed to post solid returns relative to equities through the first six months of this year. U.S. government bonds were one of the top performers. In January, the U.S. Treasury announced its intent to repurchase long-term debt and curtail future issuance. Treasury prices soared in response and helped the Lehman Brothers Long-Term Government Bond Index return 8.77% for the period. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, rose 3.99% for the past six months, while tax-free municipals were even more robust, gaining 4.48% according to the Lehman Brothers Municipal Bond Index. Underperformance in the bond market was pretty much limited to the high-yield sector. Faced with a rising interest-rate backdrop and poor technicals - including an unfavorable supply/demand condition and an increased default rate - the high-yield market stumbled to a negative return of 1.00%, as measured by the Merrill Lynch High Yield Master II Index, for the past six months.

Foreign Bond Markets

International bond investors faced a myriad of negative factors throughout the majority of the six-month period ending June 30, 2000. Strong global economic growth and the threat of rising interest rates, currency fluctuations, and a weakening euro continued to plague global debt issues. Additionally, poor liquidity hampered bond prices in non-U.S. developed markets. Combined, those factors helped drag down the Salomon Brothers Non-U.S. World Government Bond Index, which returned -1.95%. On the bright side, a number of favorable factors propelled demand for emerging-market bonds, which was reflected in the 6.95% return of the J.P. Morgan Emerging Markets Bond Index Global - a popular benchmark of emerging-market debt. Credit momentum, which was driven by improving fundamentals - such as the Russian government's Soviet-era debt restructuring and new political leadership - fostered the rally in emerging-market bonds. Elsewhere, Brazil's better-than-expected economic growth fueled a sharp increase in foreign direct investment. Often large commodity suppliers, emerging-market countries also benefited from a sharp increase in oil prices.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Service Class 2	24.97%	15.11%	9.81%
MSCI EAFE	17.38%	11.49%	8.04%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 2000, the index included 947 equity securities of companies domiciled in 20 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2 on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,494 - a 154.94% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,660 - a 116.60% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
TotalFinaElf SA Class B (France)	4.7
Furukawa Electric Co. Ltd. (Japan)	4.5
BP Amoco PLC (United Kingdom)	4.0
Vodafone AirTouch PLC (United Kingdom)	3.6
Samsung Electronics Co. Ltd. (Korea (South))	2.9
19.7
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	16.4
Utilities	15.7
Energy	14.3
Finance	13.3
Industrial Machinery & Equipment	8.8
Top Five Countries as of June 30, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	22.3
United Kingdom	16.5
France	10.2
Netherlands	8.0
Switzerland	3.7
Percentages are adjusted for the effect of open futures contracts, if applicable.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the six months that ended June 30, 2000, the fund lagged the -3.97% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 2000, the fund's return topped the 17.38% return of the EAFE index.

Q. Why did the fund underperform its index during the past six months?

A. The fund's high concentration in Japanese technology and European and Japanese telephone utilities stocks - which were among the most positive sectors for the fund in the prior period - turned out to be the biggest relative detractor from performance this period. This weakness was due to a global correction in both sectors that was fueled by unsustainable valuations, some disappointing earnings reports and concerns about higher interest rates. In January and February, continued strong returns from the fund's positions in selected Japanese technology stocks - such as Kyocera - and Internet-related companies - such as Softbank - were short-lived when technology stocks retreated in March, turning advances in those stocks into detractors from performance for the remainder of the period. Among the utilities stocks that gave up some of their gains from the fourth quarter of 1999 and hurt the fund most were European and Japanese telephone utilities such as Vodafone AirTouch, British Telecommunications, DDI and Nippon Telegraph & Telephone.

Q. There seemed to be an effort to make the fund more concentrated during the period . . .

A. That's true. It was an extremely difficult period. Volatile market conditions created some unusual opportunities to buy more of the fund's most attractive stocks at cheaper prices. Therefore, I eliminated some of the fund's smaller and less attractive holdings to increase our positions in the stocks with the greatest potential for growth. My effort to increase the fund's concentration reduced the total number of stocks in the portfolio by about 27%. Further, the strategy also boosted the weighting of the fund's top-10 positions to 28.1% of the fund's net assets, from 19.7% of net assets six months earlier.

Q. Why did the fund's energy position rise from the prior period? What was your strategy there?

A. The energy sector looked attractive for several reasons. First, OPEC (Organization of Petroleum Exporting Countries) curtailed production during a period of increasing global demand, and this caused oil inventories to fall to very low levels. Second, as demand continued to grow and inventories remained low, I felt that oil prices might remain above the levels most investors were expecting - and that meant energy stocks were cheap as they reflected a $16-$18 per barrel oil price assumption. Third, I thought the earnings estimates for these companies were generally too low. Most were generating substantial cash flow and were benefiting from continuing industry consolidation activity. In this environment, I added to some of the fund's existing positions in oil producers such as TotalFinaElf and BP Amoco, both of which were among the fund's top-five holdings at the end of the period. In addition, I initiated positions in a number of tanker stocks on expectations that OPEC would need to increase production in an effort to ease oil prices. This worked out well as production quotas were eventually raised and prices for tanker stocks - such as fund holding Overseas Shipholding - increased substantially.

Q. What were some of the fund's top performers?
Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, bucked the sell-off in the technology sector and stood out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. On the down side, Kyocera, the fund's largest detractor, and Vodafone AirTouch both suffered from overall weakness in the technology and utilities sectors.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies that have good growth prospects and are consistently reporting strong earnings. In partnership with our team of 100 international research analysts, we'll maintain our global stock selection process using a bottom-up approach, while monitoring country and industry weightings. I expect consolidation to remain a major theme across a variety of sectors as corporate managements seek to cut costs, boost growth and increase their global competitiveness by acquiring competitors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of June 30, 2000, more than $3.0 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value (Note 1)
Australia - 1.1%
Broken Hill Proprietary Co. Ltd.	676,793	$ 7,977,892
Cable & Wireless Optus Ltd. (a)	2,839,300	8,439,288
News Corp. Ltd.	795,223	10,834,913
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	163,800	7,780,500
		35,032,593
Belgium - 0.2%
Electrabel SA	22,500	5,556,997
Brazil - 0.3%
Aracruz Celulose SA sponsored ADR	212,400	4,101,975
Telesp Celular Participacoes SA ADR	141,800	6,363,275
		10,465,250
Canada - 2.8%
Alberta Energy Co. Ltd.	189,500	7,654,238
Anderson Exploration Ltd. (a)	355,200	6,453,820
BCE, Inc.	59,000	1,398,784
Canada Occidental Petroleum Ltd.	153,000	4,149,240
Canadian Natural Resources Ltd. (a)	279,600	8,120,770
Celestica, Inc. (sub. vtg.) (a)	199,800	9,730,213
Cinar Films, Inc. Class B (ltd. vtg.) (a)	136,500	477,750
Crestar Energy, Inc. (a)	277,500	4,226,697
Mitel Corp. (a)	112,300	2,343,850
Nortel Networks Corp.	92,652	6,427,126
Rio Alto Exploration Ltd. (a)	257,500	4,713,441
Suncor Energy, Inc.	196,500	4,539,210
Talisman Energy, Inc. (a)	659,100	21,836,444
Telesystem International Wireless, Inc. (sub. vtg.) (a)	213,900	3,915,360
		85,986,943
Denmark - 0.4%
Novo-Nordisk AS (B Shares) (a)	64,800	11,018,365
Finland - 2.8%
Metsa-Serla Oyj Class B Free Shares	164,200	1,213,949
Nokia AB	770,000	38,451,874
Sampo Insurance Co. Ltd.	131,100	5,315,171
Sonera Corp.	221,200	10,075,906
UPM-Kymmene Corp.	1,284,600	31,861,548
		86,918,448
France - 10.2%
Aventis SA	166,260	12,064,242
AXA SA de CV	127,026	19,994,115
Banque Nationale de Paris (BNP)	159,240	15,312,225
Canal Plus SA	28,800	4,835,382
Castorama Dubois Investissements SA	34,750	8,585,789
Compagnie de St. Gobain	23,000	3,106,824
France Telecom SA	280,400	39,160,182
Rhodia SA	361,700	6,072,769
Sanofi-Synthelabo SA	193,168	9,195,203
Societe Generale Class A	168,800	10,144,686

	Shares	Value (Note 1)
Suez Lyonnaise des Eaux	33,800	$ 5,916,684
Television Francaise 1 SA	208,940	14,550,237
TotalFinaElf SA Class B	945,444	145,598,378
Vivendi SA	245,500	21,651,302
		316,188,018
Germany - 3.7%
Allianz AG (Reg.)	47,200	16,943,449
BASF AG	517,700	20,791,502
Deutsche Telekom AG	218,700	12,476,006
E.On AG	159,700	7,693,464
Intershop Communication AG (a)	6,800	3,093,584
JUMPtec Industrielle Computertechnik AG	5,292	467,978
Kali Und Salz Beteiligungs AG	590,850	9,018,262
Munich Reinsurance AG (Reg.)	28,192	8,848,047
Siemens AG	193,500	29,165,113
Software AG	18,200	1,684,103
United Internet AG (a)	21,700	2,670,392
		112,851,900
Hong Kong - 1.4%
China Telecom (Hong Kong) Ltd. (a)	3,618,000	32,166,283
Hutchison Whampoa Ltd.	578,600	7,273,693
Johnson Electric Holdings Ltd.	480,000	4,541,023
		43,980,999
Ireland - 0.2%
Bank of Ireland, Inc.	1,151,438	7,205,598
Israel - 0.2%
Check Point Software Technologies Ltd. (a)	24,600	5,209,050
Italy - 1.9%
Banca Intesa Spa	3,138,646	14,144,182
Olivetti & Co. Spa	1,883,500	6,856,455
San Paolo Imi Spa	404,100	7,124,648
Telecom Italia Mobile Spa	1,313,900	13,410,072
Telecom Italia Spa	1,130,524	15,551,776
		57,087,133
Japan - 22.3%
Asahi Chemical Industry Co. Ltd.	527,000	3,728,070
Canon, Inc.	445,000	22,416,876
DDI Corp.	2,836	27,284,664
Fuji Bank Ltd.	902,000	6,857,310
Fujitsu Ltd.	749,000	25,927,468
Furukawa Electric Co. Ltd.	6,630,000	138,515,852
Hitachi Chemical Co. Ltd.	132,000	3,056,593
Hitachi Zosen Corp. (a)	1,563,000	1,415,280
Hoya Corp.	80,000	7,168,459
Ito-Yokado Co. Ltd.	387,000	23,288,626
KDD Corp.	73,900	7,458,310
Kyocera Corp.	287,200	49,344,552
Mitsubishi Electric Corp.	1,303,000	14,109,074
Mitsubishi Estate Co. Ltd.	646,000	7,604,301
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Mitsui Fudosan Co. Ltd.	288,000	$ 3,123,939
NEC Corp.	885,000	27,797,115
Net One Systems Co. Ltd.	159	3,659,310
Nikko Securities Co. Ltd.	4,280,000	42,388,230
Nintendo Co. Ltd.	39,000	6,812,677
Nippon Telegraph & Telephone Corp.	3,306	43,967,744
Nomura Securities Co. Ltd.	2,238,000	54,778,440
NTT DoCoMo, Inc.	365	9,880,683
Oki Electric Industry Co. Ltd. (a)	719,000	5,594,935
Omron Corp.	772,000	20,971,138
ORIX Corp.	57,600	8,502,547
Rohm Co. Ltd.	24,300	7,105,263
Sakura Bank Ltd.	1,052,000	7,273,307
Softbank Corp.	131,700	17,887,946
Sony Corp.	199,600	18,824,776
Takeda Chemical Industries Ltd.	455,000	29,869,837
Toko, Inc.	586,000	4,427,335
Tokyo Broadcasting System, Inc.	136,000	5,875,118
Tokyo Seimitsu Co. Ltd.	128,800	17,251,085
Trans Cosmos, Inc.	31,600	4,745,067
Yamanouchi Pharmaceutical Co. Ltd.	117,000	6,389,644
Zeon Corp.	712,000	5,070,364
		690,371,935
Korea (South) - 3.6%
Kookmin Bank	228,100	2,904,886
Samsung Electro-Mechanics Co. (a)	152,610	9,566,997
Samsung Electronics Co. Ltd.	271,340	89,795,721
SK Telecom Co. Ltd. ADR	286,100	10,389,006
		112,656,610
Marshall Islands - 0.6%
Teekay Shipping Corp.	592,500	19,478,438
Mexico - 2.8%
Grupo Televisa SA de CV sponsored GDR (a)	253,400	17,468,763
Telefonos de Mexico SA de CV Series L sponsored ADR	552,800	31,578,700
TV Azteca SA de CV sponsored ADR	1,962,700	25,883,106
Wal-Mart de Mexico SA de CV Series V (a)	5,402,000	12,644,151
		87,574,720
Netherlands - 8.0%
ABN AMRO Holding NV	404,000	9,889,256
Akzo Nobel NV (a)	312,300	13,257,377
Equant NV (NY Shares) (a)	312,000	13,416,000
Heineken NV	94,600	5,753,034
ING Groep NV (Certificaten Van Aandelen)	352,462	23,805,164
Koninklijke Ahold NV (a)	711,949	20,938,618
Koninklijke KPN NV	235,600	10,529,567
Koninklijke Philips Electronics NV	1,201,984	56,643,652

	Shares	Value (Note 1)
Nutreco Holding NV	123,833	$ 4,725,220
Royal Dutch Petroleum Co. (Hague Registry)	801,800	49,360,809
STMicroelectronics NV (NY Shares)	152,700	9,801,431
United Pan-Europe Communications NV Class A (a)	372,200	9,725,099
Vendex KBB NV	496,457	8,425,258
VNU NV	106,700	5,506,648
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,379,665
		248,156,798
Norway - 1.3%
Bergesen dy ASA:
(A Shares)	509,100	10,433,470
(B Shares)	489,051	9,367,702
DNB Holding ASA	1,026,200	4,253,976
Frontline Ltd. (a)	769,900	9,413,186
TANDBERG ASA (a)	186,400	4,438,664
VMETRO ASA	121,900	1,419,439
		39,326,437
Russia - 0.0%
Mobile TeleSystems Ojsc sponsored ADR (a)	21,100	472,113
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR	196,100	17,649,000
Overseas Union Bank Ltd.	862,296	3,342,716
United Overseas Bank Ltd.	329,472	2,154,097
		23,145,813
Spain - 1.7%
Altadis SA	245,727	3,771,677
Banco Santander Central Hispano SA	1,538,868	16,221,435
Telefonica SA (a)	1,445,100	31,017,446
		51,010,558
Sweden - 0.1%
Netcom AB (B Shares) (a)	25,300	1,873,808
Switzerland - 3.7%
ABB Ltd. (Reg.)	60,751	7,262,817
Credit Suisse Group (Reg.)	131,154	26,058,947
Gretag Imaging Holding AG (Reg. D)	6,500	1,249,694
Julius Baer Holding AG	1,792	7,077,149
Nestle SA (Reg.)	21,218	42,417,812
The Swatch Group AG (Reg.)	46,400	12,088,660
UBS AG	109,468	16,019,380
Valora Holding AG	8,500	2,357,641
		114,532,100
Taiwan - 2.4%
Macronix International Co. Ltd. (a)	1,754,890	4,397,934
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,292,976	29,903,157
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp.	9,392,400	$ 26,136,703
Winbond Electronics Corp. (a)	4,298,450	12,451,165
		72,888,959
United Kingdom - 16.5%
Amvescap PLC	871,400	14,012,286
BAE SYSTEMS PLC	1,589,329	9,933,370
BP Amoco PLC	13,057,386	123,092,995
Cable & Wireless PLC	1,959,100	33,256,173
Carlton Communications PLC	1,578,600	20,355,258
Diageo PLC	476,100	4,282,905
Granada Group PLC	715,800	7,166,733
HSBC Holdings PLC (Reg.)	938,894	10,879,433
Lloyds TSB Group PLC	1,473,800	13,951,109
Marconi PLC	639,700	8,345,654
Misys PLC	631,300	5,343,866
Prudential Corp. PLC	454,200	6,669,727
Reed International PLC	537,300	4,686,734
Reuters Group PLC	767,400	12,782,007
Rio Tinto PLC (Reg.)	768,500	12,590,797
Royal Bank of Scotland Group PLC	1,639,500	27,507,564
Shell Transport & Trading Co. PLC (Reg.)	6,057,900	50,419,383
SMG PLC	787,200	4,257,260
SmithKline Beecham PLC	1,620,442	21,126,500
SSL International PLC	96,600	1,047,777
Unilever PLC	363,810	2,285,180
Vodafone AirTouch PLC	26,557,103	110,045,894
WPP Group PLC	465,700	6,817,406
		510,856,011
United States of America - 1.5%
Bristol-Myers Squibb Co.	151,000	8,795,750
Eli Lilly & Co.	119,500	11,935,063
OMI Corp.	443,100	2,409,356
Overseas Shipholding Group, Inc.	533,300	13,132,513
Schering-Plough Corp.	186,300	9,408,150
		45,680,832
TOTAL COMMON STOCKS (Cost $2,098,252,397)		2,795,526,426
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	4,475,250
Cash Equivalents - 12.4%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	164,583,560	$ 164,583,560
Taxable Central Cash Fund, 6.59% (b)	218,019,162	218,019,162
TOTAL CASH EQUIVALENTS (Cost $382,602,722)		382,602,722
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $2,485,876,718)	3,182,604,398
NET OTHER ASSETS - (3.0)%	(92,987,924)
NET ASSETS - 100%	$ 3,089,616,474
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,789,627,683 and $1,514,198,966, respectively, of which U.S. government and government agency obligations aggregated $0 and $4,435,324, respectively.

The market value of futures contracts opened and closed during the period amounted to $0 and $16,650,996, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,080 for the period.

The fund participated in the security lending program. At the period end, the value of securities loaned amounted to $164,478,909. The fund received cash collateral of $164,583,560 which was invested in cash equivalents and U.S. Treasury Obligations valued at $7,170,000.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,495,276,806. Net unrealized appreciation aggregated $687,327,592, of which $794,595,136 related to appreciated investment securities and $107,267,544 related to depreciated investment securities.

Overseas Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $2,485,876,718) - See accompanying schedule		$ 3,182,604,398
Foreign currency held at value (cost $14,804,727)		14,800,284
Receivable for investments sold		87,398,285
Receivable for fund shares sold		55,319,628
Dividends receivable		4,560,497
Interest receivable		1,166,523
Other receivables		32,299
Total assets		3,345,881,914
Liabilities
Payable to custodian bank	$ 24
Payable for investments purchased	88,348,263
Payable for fund shares redeemed	755,883
Accrued management fee	1,845,001
Distribution fees payable	20,958
Other payables and accrued expenses	711,751
Collateral on securities loaned, at value	164,583,560
Total liabilities		256,265,440
Net Assets		$ 3,089,616,474
Net Assets consist of:
Paid in capital		$ 2,238,651,656
Undistributed net investment income		6,881,028
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		147,360,600
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		696,723,190
Net Assets		$ 3,089,616,474
Initial Class : Net Asset Value, offering price and redemption price per share ($2,821,727,782 ÷ 120,272,122 shares)		$23.46
Service Class: Net Asset Value, offering price and redemption price per share ($265,477,139 ÷ 11,338,502 shares)		$23.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,411,553 ÷ 103,163 shares)		$23.38

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 28,919,045
Interest		5,991,504
Security lending		369,625
		35,280,174
Less foreign taxes withheld		(3,264,911)
Total income		32,015,263
Expenses
Management fee	$ 10,781,118
Transfer agent fees	996,099
Distribution fees	100,086
Accounting and security lending fees	697,742
Non-interested trustees' compensation	12,169
Custodian fees and expenses	703,855
Registration fees	159,039
Audit	23,591
Legal	11,063
Miscellaneous	25,459
Total expenses before reductions	13,510,221
Expense reductions	(262,270)	13,247,951
Net investment income		18,767,312
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	157,476,657
Foreign currency transactions	(157,449)
Futures contracts	966,799	158,286,007
Change in net unrealized appreciation (depreciation) on:
Investment securities	(308,240,636)
Assets and liabilities in foreign currencies	(88,785)
Futures contracts	(450,390)	(308,779,811)
Net gain (loss)		(150,493,804)
Net increase (decrease) in net assets resulting from operations		$ (131,726,492)
Other Information Expense reductions Directed brokerage arrangements		$ 249,713
Custodian credits		12,557
		$ 262,270

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 18,767,312	$ 24,385,652
Net realized gain (loss)	158,286,007	279,081,035
Change in net unrealized appreciation (depreciation)	(308,779,811)	567,840,640
Net increase (decrease) in net assets resulting from operations	(131,726,492)	871,307,327
Distributions to shareholders From net investment income	(29,474,912)	(31,839,750)
In excess of net investment income	(12,018,477)	-
From net realized gain	(261,723,630)	(51,354,434)
Total distributions	(303,217,019)	(83,194,184)
Share transactions - net increase (decrease)	643,337,117	(16,452,995)
Total increase (decrease) in net assets	208,393,606	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $6,881,028 and $10,707,600, respectively)	$ 3,089,616,474	$ 2,881,222,868
Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	85,476,599	$ 2,061,439,529	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,119	4,250,326	81,691,268
Redeemed	(76,595,523)	(1,846,989,611)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	20,531,081	$ 499,409,037	(3,705,063)	$ (92,973,275)
Service Class Sold	36,993,399	$ 881,191,616	18,969,271	$ 422,534,083
Reinvested	747,240	18,247,617	78,277	1,502,916
Redeemed	(31,673,883)	(757,892,720)	(15,508,477)	(347,516,719)
Net increase (decrease)	6,066,756	$ 141,546,513	3,539,071	$ 76,520,280
Service Class 2 A Sold	107,413	$ 2,478,164	-	$ -
Reinvested	421	10,283	-	-
Redeemed	(4,671)	(106,880)	-	-
Net increase (decrease)	103,163	$ 2,381,567	-	$ -
Distributions From net investment income Initial Class		$ 27,739,213		$ 31,264,560
Service Class		1,734,722		575,190
Service Class 2 A		977		-
Total		$ 29,474,912		$ 31,839,750
In excess of net investment income Initial Class		$ 11,310,740		$ -
Service Class		707,338		-
Service Class 2 A		399		-
Total		$ 12,018,477		$ -
From net realized gain Initial Class		$ 245,909,166		$ 50,426,708
Service Class		15,805,557		927,726
Service Class 2 A		8,907		-
Total		$ 261,723,630		$ 51,354,434
		$ 303,217,019		$ 83,194,184

D Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06	$ 15.67
Income from Investment Operations
Net investment income	.15 D	.24 D	.23 D	.30 D	.32 D, E	.17
Net realized and unrealized gain (loss)	(1.43)	7.95	2.13	1.70	1.88	1.34
Total from investment operations	(1.28)	8.19	2.36	2.00	2.20	1.51
Less Distributions
From net investment income	(.26)	(.31)	(.38)	(.33)	(.20)	(.06)
In excess of net investment income	(.11)	-	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)	(.02)
In excess of net realized gain	-	-	-	-	-	(.04)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)	(.12)
Net asset value, end of period	$ 23.46	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Total Return B, C	(5.07)%	42.55%	12.81%	11.56%	13.15%	9.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,821,728	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601	$ 1,343,134
Ratio of expenses to average net assets	.90% A	.91%	.91%	.92%	.93%	.91%
Ratio of expenses to average net assets after expense reductions	.88% A, G	.87% G	.89% G	.90% G	.92% G	.91%
Ratio of net investment income to average net assets	1.27% A	1.10%	1.19%	1.55%	1.84%	1.88%
Portfolio turnover	110% A	78%	84%	67%	92%	50%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.14	.22	.15	.01
Net realized and unrealized gain (loss)	(1.43)	7.94	2.19	(.17)
Total from investment operations	(1.29)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.26)	(.31)	(.38)	-
In excess of net investment income	(.10)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 23.41	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(5.12)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 265,477	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	1.00% A	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.99% A, G	.98% G	.97% G	1.01% A, G
Ratio of net investment income to average net assets	1.17% A	1.00%	.80%	.31% A
Portfolio turnover	110% A	78%	84%	67%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.10
Net realized and unrealized gain (loss)	(.19)
Total from investment operations	(.09)
Less Distributions
From net investment income	(.26)
In excess of net investment income	(.10)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 23.38
Total Return B, C	(0.78)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,412
Ratio of expenses to average net assets	1.20% A
Ratio of expenses to average net assets after expense reductions	1.18% A, F
Ratio of net investment income to average net assets	.97% A
Portfolio turnover	110% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class 2	61.26%	52.99%
S&P MidCap 400	16.98%	20.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2 - on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,980 - an 89.80% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,185 - a 31.85% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Nextel Communications, Inc. Class A	2.6
Kopin Corp.	1.7
Calpine Corp.	1.5
Freddie Mac	1.3
Brocade Communications Systems, Inc.	1.0
8.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	31.7
Health	13.5
Energy	10.8
Utilities	8.8
Finance	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 92.0%
Short-Term Investments and Net Other Assets 8.0%

* Foreign investments 4.7%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
David Felman,
Portfolio Manager
of Mid Cap Portfolio

Q. How did the fund perform, David?

A. The fund performed very well, substantially exceeding the performance of its benchmark, the Standard & Poor's MidCap 400 Index, which had a total return of 8.97% for the six-month period ending June 30, 2000 and a 16.98% return for the 12-month period.

Q. What factors affected performance?

A. We started the period by continuing a very good run in technology and biotechnology into March. The technology run was driven by excitement about the Internet, with continued bullishness for Internet infrastructure stocks. Enthusiasm for biotechnology stocks was strong due to breakthroughs in genomics, or gene-mapping. In early March, however, things seemed to fall apart for both sectors. The catalyst for biotechnology's decline was a government announcement raising questions about whether patents would be issued for genes. That started a cascade that began in March and lasted until early June. Valuations were so high that anything that possibly could threaten stock values eventually did. In early June, however, stocks in these two sectors started coming back.

Q. What were your principal strategies during this period of volatility?

A. We had a very strong weighting in technology early in the period, exceeding 45% of net assets in late February. This helped the fund greatly in the rally. We did get hit in the correction that began in March, but we practiced prudent risk management, selling some stocks with extremely high valuations, and taking some money off the table. I also reduced our holdings in some Internet stocks when I started to see cracks in Internet usage and a reduction in advertising on the Web. I remained bullish on telecommunications service providers, such as Nextel, as I was still optimistic about the growth potential for wireless communications in the United States. By the end of the period, the technology weighting declined to 31.7% of net assets. Part of this reduction was a result of stock prices losing value and part of it was a result of my decisions to reduce the size of holdings. Throughout the period, I avoided traditional defensive areas such as cyclicals, natural resources and utilities other than telecommunications companies. As a risk-management tactic, I was more comfortable increasing my cash position than investing in these industries. The fund did underperform the S&P MidCap 400 Index from early March through early June, but I thought that was an acceptable price to pay for the very good performance early in the period. Overall, we were well ahead of mid-cap stock indexes for the six-month period.

Q. What were some of the investments that helped performance?

A. Nextel Communications, the fund's largest position at the end of the period, was a big contributor. Kopin, which makes wafers for the amplifiers of wireless handsets, also helped performance. Kopin and Research in Motion, which manufactures two-way pagers with access to the Internet, both benefited from increased wireless usage. Another strong contributor was Veritas Software, whose data protection products were in demand as data storage related to the Internet grew.

Q. What were some of the disappointments?

A. DoubleClick had performed well earlier, but its stock fell as advertising on the Internet declined. DoubleClick is the largest provider of advertising on the Internet. Most of the other detractors from performance, relative to the S&P Mid Cap 400 Index, were companies such as QLogic Corp., which had good performance but which I underweighted. QLogic produces components for fiber-optic communications systems.

Q. What is your outlook for the mid-cap stock market?

A. The rapid growth of wireless communications and increased Internet usage are major long-term trends. However, the stocks that benefited from this growth during the period reached very high valuations and then suffered sharp corrections in March through early June. Investors are wondering what will happen next. I believe that technology will continue to be a driving force for global change, and I think that the growth potential of wireless communications remains very strong in the United States.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of June 30, 2000, more than $296 million

Manager: David Felman, since 1999; joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 1.2%
Avery Dennison Corp.	17,400	$ 1,167,975
Dow Chemical Co.	8,300	250,556
Ivex Packaging Corp. (a)	14,900	165,763
Lyondell Chemical Co.	41,800	700,150
M.A. Hanna Co.	47,300	425,700
Sealed Air Corp. (a)	9,800	513,275
Union Carbide Corp.	4,700	232,650
		3,456,069
Packaging & Containers - 0.0%
Bemis Co., Inc.	4,800	161,400
Paper & Forest Products - 0.1%
Trex Co., Inc. (a)	6,000	300,000
TOTAL BASIC INDUSTRIES		3,917,469
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.1%
Applied Films Corp. (a)	9,600	351,600
Engineering - 0.3%
Bouygues SA	600	400,659
Quanta Services, Inc. (a)	9,900	544,500
		945,159
TOTAL CONSTRUCTION & REAL ESTATE		1,296,759
DURABLES - 1.6%
Autos, Tires, & Accessories - 0.5%
SPX Corp.	11,090	1,341,197
Consumer Electronics - 0.7%
Black & Decker Corp.	3,700	145,456
General Motors Corp. Class H (a)	22,100	1,939,275
		2,084,731
Home Furnishings - 0.0%
Leggett & Platt, Inc.	6,700	110,550
Textiles & Apparel - 0.4%
Jones Apparel Group, Inc. (a)	11,300	265,550
Liz Claiborne, Inc.	18,670	658,118
Timberland Co. Class A (a)	5,200	368,225
		1,291,893
TOTAL DURABLES		4,828,371
ENERGY - 10.8%
Energy Services - 6.4%
BJ Services Co. (a)	28,980	1,811,250
Cal Dive International, Inc. (a)	9,700	525,619
Coflexip SA sponsored ADR	2,300	139,150
Diamond Offshore Drilling, Inc.	15,300	537,413
ENSCO International, Inc.	46,110	1,651,314
Global Marine, Inc.	73,500	2,071,781

	Shares	Value (Note 1)
Grey Wolf, Inc. (a)	162,000	$ 810,000
Halliburton Co.	24,700	1,165,531
Hanover Compressor Co. (a)	23,700	900,600
Helmerich & Payne, Inc.	20,100	751,238
Nabors Industries, Inc. (a)	40,080	1,665,825
Noble Drilling Corp.	43,590	1,795,363
Pride International, Inc. (a)	9,000	222,750
R&B Falcon Corp. (a)	30,800	725,725
Rowan Companies, Inc. (a)	4,300	130,613
Smith International, Inc. (a)	10,400	757,250
Tidewater, Inc.	25,950	934,200
Transocean Sedco Forex, Inc.	14,260	762,019
Varco International, Inc. (a)	30,548	710,229
Weatherford International, Inc.	25,930	1,032,338
		19,100,208
Oil & Gas - 4.4%
Anadarko Petroleum Corp.	18,100	892,556
Apache Corp.	37,450	2,202,528
Burlington Resources, Inc.	14,700	562,275
Cooper Cameron Corp. (a)	12,560	828,960
Devon Energy Corp.	19,700	1,106,894
EOG Resources, Inc.	9,140	306,190
Grant Prideco, Inc. (a)	8,730	218,250
Kerr-McGee Corp.	2,770	163,257
Murphy Oil Corp.	2,000	118,875
Noble Affiliates, Inc.	14,470	539,008
Ocean Energy, Inc. (a)	39,290	557,427
Santa Fe Snyder Corp. (a)	144,670	1,645,621
Tosco Corp.	23,530	666,193
USX - Marathon Group	7,590	190,224
Valero Energy Corp.	18,700	593,725
Vastar Resources, Inc.	21,640	1,777,185
Veritas DGC, Inc. (a)	22,600	587,600
		12,956,768
TOTAL ENERGY		32,056,976
FINANCE - 6.5%
Banks - 0.9%
Bank of New York Co., Inc.	15,300	711,450
Bank One Corp.	39,200	1,041,250
PNC Financial Services Group, Inc.	16,600	778,125
		2,530,825
Credit & Other Finance - 0.5%
Concord EFS, Inc. (a)	16,500	429,000
Household International, Inc.	14,000	581,875
Providian Financial Corp.	6,700	603,000
		1,613,875
Federal Sponsored Credit - 1.3%
Freddie Mac	92,410	3,742,605
Insurance - 3.7%
Ace Ltd.	23,200	649,600
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
AFLAC, Inc.	8,950	$ 411,141
Allmerica Financial Corp.	12,720	666,210
AMBAC Financial Group, Inc.	24,640	1,350,580
American General Corp.	4,590	279,990
Brown & Brown, Inc.	500	26,000
CIGNA Corp.	25,650	2,398,275
First Health Group Corp. (a)	14,300	469,219
Hartford Financial Services Group, Inc.	6,270	350,728
Jefferson-Pilot Corp.	3,600	203,175
MBIA, Inc.	5,310	255,876
MetLife, Inc.	60,000	1,263,750
Protective Life Corp.	22,780	606,518
Reliastar Financial Corp.	23,939	1,255,301
The Chubb Corp.	4,360	268,140
XL Capital Ltd. Class A	10,400	562,900
		11,017,403
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	3,000	283,688
TOTAL FINANCE		19,188,396
HEALTH - 13.5%
Drugs & Pharmaceuticals - 10.4%
Abgenix, Inc. (a)	6,100	731,142
Alkermes, Inc. (a)	4,100	193,213
Allergan, Inc.	10,100	752,450
ALZA Corp. (a)	12,200	721,325
Aviron (a)	28,880	891,670
Bristol-Myers Squibb Co.	10,800	629,100
Celgene Corp. (a)	23,550	1,386,506
Cephalon, Inc. (a)	31,540	1,888,458
Chiron Corp. (a)	12,830	609,425
COR Therapeutics, Inc. (a)	28,420	2,424,581
Corixa Corp. (a)	9,500	407,906
CV Therapeutics, Inc. (a)	7,605	527,122
Elan Corp. PLC sponsored ADR (a)	20,200	978,438
Eli Lilly & Co.	7,500	749,063
Forest Laboratories, Inc. (a)	6,370	643,370
Gene Logic, Inc. (a)	10,480	374,005
Genentech, Inc.	3,170	545,240
Gilead Sciences, Inc. (a)	7,010	498,586
Human Genome Sciences, Inc. (a)	620	82,693
ImClone Systems, Inc. (a)	16,400	1,253,575
IVAX Corp. (a)	6,500	269,750
Millennium Pharmaceuticals, Inc. (a)	13,762	1,539,624
Myriad Genetics, Inc. (a)	9,000	1,332,703
Noven Pharmaceuticals, Inc. (a)	1,100	33,069
PE Corp. - Celera Genomics Group (a)	9,300	869,550
Protein Design Labs, Inc. (a)	8,210	1,354,265
QLT, Inc. (a)	21,260	1,651,402
Schering-Plough Corp.	9,700	489,850

	Shares	Value (Note 1)
Sepracor, Inc. (a)	12,560	$ 1,515,050
Teva Pharmaceutical Industries Ltd. ADR	28,200	1,563,338
Titan Pharmaceuticals, Inc. (a)	15,100	649,300
United Therapeutics Corp.	26,100	2,828,588
Vertex Pharmaceuticals, Inc. (a)	5,300	558,488
		30,942,845
Medical Equipment & Supplies - 0.8%
Millipore Corp.	8,700	655,763
MiniMed, Inc. (a)	3,900	460,200
Novoste Corp. (a)	10,300	628,300
Stryker Corp.	10,800	472,500
Sybron International, Inc. (a)	8,730	172,963
		2,389,726
Medical Facilities Management - 2.3%
Express Scripts, Inc. Class A (a)	10,800	670,950
Laboratory Corp. of America Holdings	5,700	439,613
Quest Diagnostics, Inc. (a)	24,500	1,831,375
Trigon Healthcare, Inc. (a)	43,170	2,225,953
UnitedHealth Group, Inc.	14,600	1,251,950
Wellpoint Health Networks, Inc. (a)	4,800	347,700
		6,767,541
TOTAL HEALTH		40,100,112
INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%
Electrical Equipment - 2.2%
Adaptive Broadband Corp. (a)	21,140	776,895
Adtran, Inc. (a)	16,300	975,963
American Power Conversion Corp. (a)	7,300	297,931
ANTEC Corp. (a)	11,200	465,500
California Amplifier, Inc. (a)	320	14,640
Harris Corp.	5,600	183,400
Pace Micro Technology PLC	88,944	1,284,515
Powerwave Technologies, Inc. (a)	6,700	294,800
Scientific-Atlanta, Inc.	16,840	1,254,580
Vyyo, Inc.	32,600	880,200
		6,428,424
Industrial Machinery & Equipment - 0.6%
Asyst Technologies, Inc. (a)	21,900	750,075
Ingersoll-Rand Co.	10,100	406,525
Varian Semiconductor Equipment Associates, Inc. (a)	9,400	590,438
		1,747,038
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,175,462
MEDIA & LEISURE - 3.1%
Broadcasting - 2.4%
EchoStar Communications Corp. Class A (a)	23,020	762,178
Pegasus Communications Corp. (a)	53,240	2,612,088
Radio One, Inc.:
Class A	6,070	179,444
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc.: - continued
Class D (non-vtg.) (a)	15,140	$ 334,026
TiVo, Inc.	29,200	1,022,000
UnitedGlobalCom, Inc. Class A (a)	5,090	237,958
Univision Communications, Inc. Class A (a)	8,580	888,030
USA Networks, Inc. (a)	43,300	936,363
		6,972,087
Entertainment - 0.7%
Mandalay Resort Group (a)	18,100	362,000
MGM Grand, Inc.	41,900	1,346,038
Park Place Entertainment Corp. (a)	5,400	65,813
Premier Parks, Inc. (a)	10,400	236,600
		2,010,451
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	860	34,185
Restaurants - 0.0%
Jack in the Box, Inc. (a)	2,880	70,920
TOTAL MEDIA & LEISURE		9,087,643
NONDURABLES - 1.7%
Agriculture - 0.1%
Nutreco Holding NV	11,573	441,603
Foods - 1.2%
Bestfoods	4,200	290,850
Keebler Foods Co.	22,840	847,935
Nabisco Group Holdings Corp.	45,910	1,190,791
Nabisco Holdings Corp. Class A	10,800	567,000
Quaker Oats Co.	7,200	540,900
		3,437,476
Household Products - 0.4%
Avon Products, Inc.	24,610	1,095,145
TOTAL NONDURABLES		4,974,224
PRECIOUS METALS - 0.4%
Agnico-Eagle Mines Ltd.	8,930	56,095
Newmont Mining Corp.	900	19,463
Stillwater Mining Co. (a)	37,520	1,045,870
		1,121,428
RETAIL & WHOLESALE - 1.1%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. (a)	21,800	722,125
General Merchandise Stores - 0.3%
Consolidated Stores Corp. (a)	1,900	22,800

	Shares	Value (Note 1)
Costco Wholesale Corp. (a)	13,400	$ 442,200
Dollar Tree Stores, Inc. (a)	7,650	302,653
		767,653
Grocery Stores - 0.3%
Safeway, Inc. (a)	17,100	771,638
Retail & Wholesale, Miscellaneous - 0.3%
Best Buy Co., Inc. (a)	13,000	822,250
Circuit City Stores, Inc. - Circuit City Group	4,600	152,663
Ventro Corp.	3,500	66,063
		1,040,976
TOTAL RETAIL & WHOLESALE		3,302,392
SERVICES - 2.5%
Advertising - 0.9%
ADVO, Inc. (a)	20,600	865,200
DoubleClick, Inc. (a)	8,180	311,863
TMP Worldwide, Inc. (a)	19,500	1,439,344
		2,616,407
Printing - 0.0%
Valassis Communications, Inc. (a)	1,360	51,850
Services - 1.6%
ACNielsen Corp. (a)	23,100	508,200
Cintas Corp.	29,390	1,078,246
Convergys Corp. (a)	9,000	466,875
Ecolab, Inc.	28,939	1,130,430
Profit Recovery Group International, Inc. (a)	21,600	359,100
Robert Half International, Inc. (a)	24,640	702,240
True North Communications	11,400	501,600
		4,746,691
TOTAL SERVICES		7,414,948
TECHNOLOGY - 31.7%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	8,300	696,163
Advanced Fibre Communications, Inc. (a)	2,430	110,109
Andrew Corp. (a)	17,000	570,563
Ciena Corp. (a)	4,790	798,433
Comverse Technology, Inc. (a)	14,850	1,381,050
Corning, Inc.	5,903	1,593,072
Ditech Communications Corp.	900	85,106
Efficient Networks, Inc.	9,800	720,913
Jabil Circuit, Inc. (a)	29,740	1,475,848
Metricom, Inc. (a)	10,230	285,161
Natural MicroSystems Corp. (a)	22,050	2,479,247
Tekelec (a)	7,800	375,863
Terayon Communication Systems, Inc. (a)	1,200	77,081
Turnstone Systems, Inc.	3,200	530,150
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Tut Systems, Inc. (a)	2,600	$ 149,175
Westell Technologies, Inc. Class A (a)	8,800	132,000
		11,459,934
Computer Services & Software - 8.4%
Active Software, Inc.	13,500	1,048,781
Adobe Systems, Inc.	10,630	1,381,900
Affiliated Computer Services, Inc. Class A (a)	3,220	106,461
Affymetrix, Inc. (a)	4,300	710,038
Amazon.com, Inc. (a)	24,500	889,656
Amdocs Ltd. (a)	7,947	609,932
Ariba, Inc.	5,000	490,234
Autodesk, Inc.	11,800	409,313
BEA Systems, Inc. (a)	24,520	1,212,208
BroadVision, Inc. (a)	2,300	116,869
Business Objects SA sponsored ADR (a)	4,400	387,750
CACI International, Inc. Class A (a)	12,200	237,900
Cadence Design Systems, Inc. (a)	19,620	399,758
Check Point Software Technologies Ltd. (a)	3,200	677,600
Clarent Corp.	2,500	178,750
CNET Networks, Inc. (a)	23,700	582,131
Covad Communications Group, Inc. (a)	25,200	406,350
Digital Insight Corp.	4,900	166,600
Electronic Arts, Inc. (a)	3,010	219,542
Foundry Networks, Inc.	4,600	506,000
Interact Commerce Corp. (a)	7,080	83,632
Internap Network Services Corp.	3,300	137,002
Intuit, Inc. (a)	7,830	323,966
Keynote Systems, Inc.	6,300	444,544
Macromedia, Inc. (a)	900	87,019
Manugistics Group, Inc. (a)	1,500	70,125
Marketwatch.com, Inc. (a)	200	3,763
Mercury Interactive Corp. (a)	2,700	261,225
Metasolv Software, Inc.	11,330	498,520
National Computer Systems, Inc.	7,200	354,600
New Era of Networks, Inc. (a)	2,370	100,725
Opus360 Corp.	20	74
Orbotech Ltd.	8,400	780,150
Pharmacopeia, Inc. (a)	3,400	157,675
Phone.com, Inc.	4,900	319,113
Polycom, Inc. (a)	13,400	1,260,856
Priceline.com, Inc. (a)	24,500	930,617
Puma Technology, Inc. (a)	4,160	111,540
Rational Software Corp. (a)	14,300	1,329,006
Redback Networks, Inc.	6,320	1,132,070
Software.com, Inc.	2,100	272,738
VERITAS Software Corp. (a)	24,605	2,780,749
Vignette Corp. (a)	10,080	524,318

	Shares	Value (Note 1)
Vitria Technology, Inc.	6,800	$ 415,650
webMethods, Inc.	12,000	1,886,250
		25,003,700
Computers & Office Equipment - 4.7%
Alteon Websystems, Inc.	5,700	570,356
Apple Computer, Inc. (a)	80	4,190
Brocade Communications Systems, Inc. (a)	16,860	3,093,547
CDW Computer Centers, Inc. (a)	30,800	1,925,000
Comdisco, Inc.	5,400	120,488
Copper Mountain Networks, Inc.	3,300	290,813
Juniper Networks, Inc.	15,060	2,192,171
MMC Networks, Inc. (a)	21,600	1,154,250
MRV Communications, Inc. (a)	6,100	410,225
Network Appliance, Inc. (a)	24,080	1,938,440
ScanSource, Inc. (a)	7,130	277,179
SCI Systems, Inc. (a)	7,100	278,231
Symbol Technologies, Inc.	9,645	520,830
Tech Data Corp. (a)	25,500	1,110,844
		13,886,564
Electronic Instruments - 4.1%
Aclara Biosciences, Inc.	6,200	315,813
Agilent Technologies, Inc.	10,350	763,313
Aurora Biosciences Corp. (a)	17,100	1,166,006
FEI Co. (a)	29,700	905,850
KLA-Tencor Corp. (a)	4,820	282,271
Kulicke & Soffa Industries, Inc. (a)	12,100	718,438
Novellus Systems, Inc. (a)	14,950	845,609
PE Corp. - Biosystems Group	7,910	521,071
PerkinElmer, Inc.	36,950	2,443,319
Photon Dynamics, Inc. (a)	18,700	1,396,656
Tektronix, Inc.	13,200	976,800
Waters Corp. (a)	14,910	1,860,954
		12,196,100
Electronics - 10.6%
Altera Corp. (a)	28,450	2,900,122
Analog Devices, Inc. (a)	7,440	565,440
Atmel Corp. (a)	11,300	416,688
Celestica, Inc. (sub. vtg.) (a)	7,720	375,962
Chartered Semiconductor Manufacturing Ltd. ADR	3,540	318,600
Cypress Semiconductor Corp. (a)	20,640	872,040
Digital Microwave Corp. (a)	8,300	316,438
E Tek Dynamics, Inc. (a)	3,130	825,733
GlobeSpan, Inc.	12,400	1,513,769
Infineon Technologies AG	5,200	408,550
KEMET Corp. (a)	8,160	204,510
Kopin Corp. (a)	72,470	5,018,548
Lattice Semiconductor Corp. (a)	8,100	559,913
Linear Technology Corp.	20	1,279
LSI Logic Corp. (a)	2,900	156,963
Merix Corp. (a)	9,500	446,500
Microchip Technology, Inc. (a)	14,900	868,158
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Micron Technology, Inc. (a)	17,140	$ 1,509,391
National Semiconductor Corp. (a)	33,430	1,897,153
NVIDIA Corp. (a)	12,600	800,888
Plexus Corp. (a)	5,000	565,000
PMC-Sierra, Inc. (a)	3,870	687,651
Power-One, Inc. (a)	10,700	1,219,131
QLogic Corp. (a)	7,132	471,158
Rambus, Inc. (a)	14,100	1,452,300
S3, Inc.	34,100	502,975
Sanmina Corp. (a)	33,600	2,872,800
SDL, Inc. (a)	4,400	1,254,825
Three-Five Systems, Inc. (a)	2,704	159,536
TriQuint Semiconductor, Inc.	8,600	822,913
Vishay Intertechnology, Inc. (a)	18,220	691,221
Vitesse Semiconductor Corp. (a)	5,990	440,639
Xilinx, Inc. (a)	3,100	255,944
		31,372,738
TOTAL TECHNOLOGY		93,919,036
TRANSPORTATION - 1.1%
Air Transportation - 0.2%
Continental Airlines, Inc. Class B (a)	4,900	230,300
Northwest Airlines Corp. Class A (a)	9,700	295,244
Southwest Airlines Co.	13,350	252,816
		778,360
Railroads - 0.0%
Wabtec Corp.	296	3,071
Shipping - 0.5%
Teekay Shipping Corp.	45,000	1,479,375
Trucking & Freight - 0.4%
Forward Air Corp. (a)	11,985	479,400
Landstar System, Inc. (a)	10,100	601,581
		1,080,981
TOTAL TRANSPORTATION		3,341,787
UTILITIES - 8.8%
Cellular - 4.2%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	3,400	604,563
Clearnet Communications, Inc. Class A (non-vtg.) (a)	24,450	677,102
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	26,430	955,979
Millicom International Cellular SA (a)	1,430	50,050
Nextel Communications, Inc. Class A (a)	123,420	7,551,737
Nextel Partners, Inc. Class A	6,300	205,144

	Shares	Value (Note 1)
Sprint Corp. - PCS Group Series 1 (a)	37,110	$ 2,208,045
VoiceStream Wireless Corp. (a)	2,790	324,468
		12,577,088
Electric Utility - 2.8%
AES Corp. (a)	30,960	1,412,550
Calpine Corp. (a)	68,000	4,471,000
Constellation Energy Corp.	8,100	263,756
IPALCO Enterprises, Inc.	15,680	315,560
Montana Power Co.	13,100	462,594
NiSource, Inc.	39,900	743,138
Northern States Power Co.	16,000	323,000
NRG Energy, Inc.	4,500	82,125
PECO Energy Co.	6,000	241,875
		8,315,598
Gas - 1.3%
Columbia Energy Group	60	3,938
Dynegy, Inc. Class A	28,470	1,944,857
Enron Corp.	8,150	525,675
Kinder Morgan, Inc.	36,580	1,264,296
		3,738,766
Telephone Services - 0.5%
Allegiance Telecom, Inc. (a)	2,200	140,800
CenturyTel, Inc.	31,400	902,750
ITXC Corp.	14,210	503,123
		1,546,673
TOTAL UTILITIES		26,178,125
TOTAL COMMON STOCKS (Cost $230,321,148)		258,903,128
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.59% to 6.03% 7/13/00 to 8/17/00 (c) (Cost $919,351)	-	$ 925,000	919,853
Cash Equivalents - 18.5%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00	$ 18,919,371	$ 18,909,000
	Shares
Central Cash Collateral Fund, 6.71% (b)	6,731,354	6,731,354
Taxable Central Cash Fund, 6.59% (b)	29,086,263	29,086,263
TOTAL CASH EQUIVALENTS (Cost $54,726,617)	54,726,617
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $285,967,116)	314,549,598
NET OTHER ASSETS - (6.1)%	(18,181,476)
NET ASSETS - 100%	$ 296,368,122
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
57 S&P 400 Midcap Index Contracts	Sept. 2000	$ 13,916,550	$ (412,213)
The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $919,853.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $338,873,605 and $125,891,376, respectively.
The market value of futures contracts opened and closed during the period amounted to $20,604,492 and $6,614,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,684 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,633,405. The fund received cash collateral of $6,731,354 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $289,737,660. Net unrealized appreciation aggregated $24,811,938, of which $35,724,103 related to appreciated investment securities and $10,912,165 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $18,909,000) (cost $285,967,116) - See accompanying schedule		$ 314,549,598
Cash		323,420
Receivable for investments sold		13,596,246
Receivable for fund shares sold		3,012,314
Dividends receivable		66,918
Interest receivable		128,429
Other receivables		10,808
Total assets		331,687,733
Liabilities
Payable for investments purchased	$ 27,374,504
Payable for fund shares redeemed	834,902
Accrued management fee	115,770
Distribution fees payable	12,793
Payable for daily variation on futures contracts	208,051
Other payables and accrued expenses	42,237
Collateral on securities loaned, at value	6,731,354
Total liabilities		35,319,611
Net Assets		$ 296,368,122
Net Assets consist of:
Paid in capital		$ 271,976,722
Undistributed net investment income		97,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,876,611)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,170,166
Net Assets		$ 296,368,122
Initial Class: Net Asset Value, offering price and redemption price per share ($149,443,660 ÷ 7,938,617 shares)		$18.82
Service Class: Net Asset Value, offering price and redemption price per share ($129,033,252 ÷ 6,865,262 shares)		$18.80
Service Class 2: Net Asset Value, offering price and redemption price per share ($17,891,210 ÷ 952,751 shares)		$18.78

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 177,301
Interest		380,016
Security lending		16,068
Total income		573,385
Expenses
Management fee	$ 306,603
Transfer agent fees	43,421
Distribution fees	44,790
Accounting and security lending fees	32,445
Non-interested trustees' compensation	111
Custodian fees and expenses	58,064
Audit	8,158
Legal	586
Reports to Shareholders	236
Miscellaneous	69
Total expenses before reductions	494,483
Expense reductions	(19,437)	475,046
Net investment income		98,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,838,305)
Foreign currency transactions	1,931
Futures contracts	126,879	(3,709,495)
Change in net unrealized appreciation (depreciation) on:
Investment securities	24,218,897
Assets and liabilities in foreign currencies	(23)
Futures contracts	(424,407)	23,794,467
Net gain (loss)		20,084,972
Net increase (decrease) in net assets resulting from operations		$ 20,183,311
Other Information Expense reductions Directed brokerage arrangements		$ 19,080
Custodian credits		357
		$ 19,437

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ 98,339	$ (3,279)
Net realized gain (loss)	(3,709,495)	139,917
Change in net unrealized appreciation (depreciation)	23,794,467	4,343,490
Net increase (decrease) in net assets resulting from operations	20,183,311	4,480,128
Distributions to shareholders From net realized gain	-	(139,917)
In excess of net realized gain	(131,105)	(32,523)
Total distributions	(131,105)	(172,440)
Share transactions - net increase (decrease)	248,664,126	22,312,614
Total increase (decrease) in net assets	268,716,332	26,620,302
Net Assets
Beginning of period	27,651,790	1,031,488
End of period (including undistributed net investment income of $97,845 and $0, respectively)	$ 296,368,122	$ 27,651,790

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,954,588	$ 141,197,057	67,742	$ 873,931
Reinvested	507	8,466	755	10,914
Redeemed	(130,836)	(2,260,660)	(4,140)	(54,766)
Net increase (decrease)	7,824,259	$ 138,944,863	64,357	$ 830,079
Service Class Sold	5,632,594	$ 100,266,360	1,749,215	$ 22,631,585
Reinvested	7,312	121,968	11,186	161,526
Redeemed	(474,562)	(8,379,137)	(110,484)	(1,310,576)
Net increase (decrease)	5,165,344	$ 92,009,191	1,649,917	$ 21,482,535
Service Class 2 A Sold	1,052,073	$ 19,316,295	-	$ -
Reinvested	40	671	-	-
Redeemed	(99,362)	(1,606,894)	-	-
Net increase (decrease)	952,751	$ 17,710,072	-	$ -
Distributions
From net realized gain Initial Class		$ -		$ 8,856
Service Class		-		131,061
Service Class 2 A		-		-
Total		$ -		$ 139,917
In excess of net realized gain Initial Class		$ 8,466		$ 2,058
Service Class		121,968		30,465
Service Class 2 A		671		-
Total		$ 131,105		$ 32,523
		$ 131,105		$ 172,440

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 E
Net asset value, beginning of period	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.00	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.62	5.05	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.82	$ 15.25	$ 10.31
Total Return B, C	23.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,444	$ 1,744	$ 516
Ratio of expenses to average net assets	.84% A	1.00% G	1.00% A, G
Ratio of expenses to average net assets after expense reductions	.80% A, H	.97% H	1.00% A
Ratio of net investment income (loss) to average net assets	.25% A	.01%	(.27)% A
Portfolio turnover	239% A	163%	125% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998 F
Net asset value, beginning of period	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.01)	.00
Net realized and unrealized gain (loss)	3.60	5.05	.31
Total from investment operations	3.61	5.04	.31
Less Distributions
From net realized gain	-	(.09)	-
In excess of net realized gain	(.05)	(.02)	-
Total distributions	(.05)	(.11)	-
Net asset value, end of period	$ 18.80	$ 15.24	$ 10.31
Total Return B, C	23.73%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 129,033	$ 25,908	$ 516
Ratio of expenses to average net assets	.92% A	1.10% G	1.10% A, G
Ratio of expenses to average net assets after expense reductions	.88% A, H	1.07% H	1.10% A
Ratio of net investment income (loss) to average net assets	.17% A	(.09)%	(.35)% A
Portfolio turnover	239% A	163%	125% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31, 1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 14.82
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	4.01
Total from investment operations	4.01
Less Distributions
In excess of net realized gain	(.05)
Net asset value, end of period	$ 18.78
Total Return B, C	27.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,891
Ratio of expenses to average net assets	1.07% A
Ratio of expenses to average net assets after expense reductions	1.04% A, F
Ratio of net investment income to average net assets	.02% A
Portfolio turnover	239% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	152,524,752.89	95.370
Against	1,456,201.90	0.911
Abstain	5,947,746.88	3.719
TOTAL	159,928,701.67	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	149,727,278.77	93.621
Against	2,405,860.33	1.505
Abstain	7,795,562.57	4.874
TOTAL	159,928,701.67	100.000

PROPOSAL 5

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,993,847.24	92.537
Against	3,567,046.24	2.231
Abstain	8,367,808.19	5.232
TOTAL	159,928,701.67	100.000

PROPOSAL 6

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	147,959,308.60	92.516
Against	3,629,590.53	2.269
Abstain	8,339,802.54	5.215
TOTAL	159,928,701.67	100.000

* Denotes trust-wide proposals and voting results.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Growth - Service Class 2	26.03%	25.48%	20.04%
Russell 3000 Growth	25.86%	27.43%	19.49%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2 on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $62,129 - a 521.29% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $59,313 - a 493.13% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Cisco Systems, Inc.	4.5
Intel Corp.	4.4
Pfizer, Inc.	3.6
General Electric Co.	2.9
Eli Lilly & Co.	2.6
18.0
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.6
Health	14.9
Finance	8.3
Media & Leisure	6.9
Utilities	6.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 98.4%
Short-Term Investments and Net Other Assets 1.6%

* Foreign investments 11.4%

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. Pretty well. For the six months that ended June 30, 2000, the fund posted a higher return than the Russell 3000 Growth Index, which returned 4.04%. For the 12 months that ended June 30, 2000, the fund also outperformed the index, which returned 25.86%.

Q. The period was marked by a high degree of volatility within the technology sector. How did this affect the fund?

A. Technology stocks performed well during the first half of the period, but succumbed to investor fears during much of the second as high valuations succumbed to the effects of higher interest rates, and the group suffered a significant downturn. The fund was underweighted in technology stocks relative to the Russell index, but nonetheless had just under 43% of its net assets in the sector at the end of the period. Many of its technology names were of the small-cap variety, and these stocks were among the hardest hit during the technology slide. On the plus side, the fund's positions in communications equipment providers such as Nokia and Ericsson helped. These stocks typically trade in line with technology, so their solid performance during the period was a pleasant surprise.

Q. Despite the volatility, some of the fund's bigger-cap technology names fared well . . .

A. The fund's stakes in market leaders such as Cisco Systems, EMC Corp. and Intel generated nice results. Cisco - the main player in the Internet infrastructure area - performed well on the heels of accelerating earnings and revenue growth. EMC, which specializes in data storage, also enjoyed strong earnings growth, and Intel benefited from a shortage of high-end microprocessors. Microsoft was one big-cap that didn't come through, however, as its performance was hampered by both the ongoing federal government case against it and a slowdown in the company's applications business. Microsoft also was in the process of implementing a new Internet strategy, and its success is yet to be proven.

Q. What other types of stocks contributed positively?

A. The fund's investments in the oil services group - including names such as Baker Hughes, Halliburton and Smith International - performed well. Oil prices remained at relatively high levels during the period, which made the return on exploration quite attractive. In addition, we've seen lower levels of exploration in recent years, indicating that activity will need to pick up in order to meet production estimates. These companies - which sell the equipment used to drill for oil - were in a solid position to benefit from this environment. Finally, the fund's underweighting in consumer nondurables positions worked out well relative to the index.

Q. At just under 15%, health stocks occupied the second-largest position - after technology - in the portfolio. How did this group perform?

A. The fund's health-related investments were spread mostly among drug and biotechnology stocks, and each group performed well. Drug stocks Eli Lilly - which had eight drugs in the latter stages of development - and Warner-Lambert were among the fund's better performers. Biotechnology stocks - particularly those involved in the field of human genomics - fell along with technology in April, but enjoyed a fairly good rebound as we closed the period. The fund's positions in Millennium Pharmaceuticals and Genentech provided a favorable boost.

Q. What's your outlook?

A. Technology has been the key market driver for some time, and the sector has been very unpredictable. Performance has bounced around depending on whether technology stocks have had a good week or a bad week. Earnings growth continues to be strong for technology, so the sector could do well if the economy slows and interest rates stabilize. Outside of technology, the key economic question is whether we're in for a soft landing - in which the economy slows, but in a gradual fashion - or a hard landing, which could translate into a recession. Obviously, a soft landing would be better. More stocks outside of tech could participate, and economically sensitive stocks would stand a chance. If we see a hard landing, I may look to add to the fund's consumer nondurables positions or to the drug stocks, both of which tend to perform well going into a recession.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of June 30, 2000, more than $20.2 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
BFGoodrich Co.	657,900	$ 22,409,719
Boeing Co.	1,827,800	76,424,888
Textron, Inc.	31,600	1,716,275
United Technologies Corp.	822,200	48,407,025
		148,957,907
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 0.2%
Cytec Industries, Inc. (a)	888,200	21,927,438
Lyondell Chemical Co.	1,473,400	24,679,450
		46,606,888
Metals & Mining - 0.4%
CommScope, Inc. (a)	1,266,100	51,910,100
Falconbridge Ltd.	802,500	9,892,351
Inco Ltd. (a)	1,402,000	21,496,386
Martin Marietta Materials, Inc.	143,900	5,818,956
		89,117,793
Packaging & Containers - 0.2%
Owens-Illinois, Inc. (a)	3,285,700	38,401,619
Paper & Forest Products - 0.5%
Kimberly-Clark Corp.	1,625,400	93,257,325
TOTAL BASIC INDUSTRIES		267,383,625
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	350,200	14,949,163
Engineering - 0.2%
Fluor Corp.	583,770	18,461,726
Stolt Offshore SA (a)	1,551,600	21,916,350
Stolt Offshore SA Class A sponsored ADR (a)	206,050	2,446,844
		42,824,920
TOTAL CONSTRUCTION & REAL ESTATE		57,774,083
DURABLES - 0.8%
Consumer Durables - 0.0%
Minnesota Mining & Manufacturing Co.	55,400	4,570,500
Consumer Electronics - 0.7%
Gemstar International Group Ltd. (a)	872,300	53,605,561
Pioneer Corp.	190,000	7,401,434
Sanyo Electric Co. Ltd.	822,000	7,396,605
Sony Corp.	837,300	78,967,860
		147,371,460

	Shares	Value (Note 1)
Textiles & Apparel - 0.1%
Shaw Industries, Inc.	1,045,400	$ 13,067,500
TOTAL DURABLES		165,009,460
ENERGY - 3.5%
Energy Services - 2.3%
Baker Hughes, Inc.	3,032,770	97,048,640
BJ Services Co. (a)	635,700	39,731,250
Coflexip SA sponsored ADR	928,500	56,174,250
Global Industries Ltd. (a)	406,300	7,668,913
Halliburton Co.	2,470,100	116,557,844
Smith International, Inc. (a)	868,950	63,270,422
Varco International, Inc. (a)	1,295,500	30,120,375
Weatherford International, Inc.	1,328,840	52,904,443
		463,476,137
Oil & Gas - 1.2%
Apache Corp.	679,200	39,945,450
Burlington Resources, Inc.	676,400	25,872,300
Grant Prideco, Inc. (a)	1,328,840	33,221,000
National-Oilwell, Inc. (a)	1,050,000	34,518,750
Newfield Exploration Co. (a)	1,396,300	54,630,238
Noble Affiliates, Inc.	1,435,000	53,453,750
		241,641,488
TOTAL ENERGY		705,117,625
FINANCE - 8.3%
Banks - 0.9%
Bank One Corp.	5,755,590	152,882,859
Chuo Mitsui Trust & Banking Co. Ltd.	3,483,000	15,177,760
Sumitomo Trust & Banking Ltd.	2,482,000	17,675,062
		185,735,681
Credit & Other Finance - 1.2%
American Express Co.	1,696,600	88,435,275
Associates First Capital Corp. Class A	3,188,900	71,152,331
Citigroup, Inc.	1,278,100	77,005,525
		236,593,131
Federal Sponsored Credit - 1.3%
Fannie Mae	3,578,100	186,732,094
Freddie Mac	1,969,500	79,764,750
		266,496,844
Insurance - 3.3%
Ace Ltd.	2,117,000	59,276,000
AFLAC, Inc.	881,600	40,498,500
Allmerica Financial Corp.	657,910	34,458,036
AMBAC Financial Group, Inc.	435,400	23,865,363
American International Group, Inc.	1,682,031	197,638,643
Everest Re Group Ltd.	1,198,800	39,410,550
Hartford Financial Services Group, Inc.	143,200	8,010,250
Marsh & McLennan Companies, Inc.	569,600	59,487,600
PartnerRe Ltd.	1,170,500	41,479,594
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
The Chubb Corp.	1,051,200	$ 64,648,800
XL Capital Ltd. Class A	1,922,400	104,049,900
		672,823,236
Securities Industry - 1.6%
Charles Schwab Corp.	3,193,650	107,386,481
Daiwa Securities Group, Inc.	5,334,000	70,435,770
Nikko Securities Co. Ltd.	5,626,000	55,718,735
Nomura Securities Co. Ltd.	3,836,000	93,891,911
		327,432,897
TOTAL FINANCE		1,689,081,789
HEALTH - 14.9%
Drugs & Pharmaceuticals - 13.3%
Abgenix, Inc. (a)	466,671	55,934,894
Alkermes, Inc. (a)	1,152,700	54,320,988
American Home Products Corp.	1,349,200	79,265,500
Bristol-Myers Squibb Co.	5,479,300	319,169,225
Cambridge Antibody Technology Group PLC (a)	598,796	26,887,857
Elan Corp. PLC sponsored ADR (a)	2,800,400	135,644,375
Eli Lilly & Co.	5,317,800	531,115,275
Exelixis, Inc.	534,300	17,832,263
Genentech, Inc.	791,300	136,103,600
Human Genome Sciences, Inc. (a)	525,300	70,061,888
Medarex, Inc. (a)	598,600	50,581,700
Merck & Co., Inc.	2,394,800	183,501,550
Millennium Pharmaceuticals, Inc. (a)	913,240	102,168,725
Pfizer, Inc.	15,050,025	722,401,200
Protein Design Labs, Inc. (a)	140,600	23,192,409
Schering-Plough Corp.	3,671,970	185,434,485
		2,693,615,934
Medical Equipment & Supplies - 1.2%
Cardinal Health, Inc.	1,739,400	128,715,600
Johnson & Johnson	697,400	71,047,625
Medtronic, Inc.	858,600	42,769,013
		242,532,238
Medical Facilities Management - 0.4%
HCA - The Healthcare Co.	1,859,800	56,491,425
HEALTHSOUTH Corp. (a)	2,273,300	16,339,344
		72,830,769
TOTAL HEALTH		3,008,978,941

	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.0%
Electrical Equipment - 2.9%
Capstone Turbine Corp.	11,400	$ 513,713
General Electric Co.	11,108,200	588,734,600
		589,248,313
Industrial Machinery & Equipment - 0.1%
ASM Lithography Holding NV (a)	255,000	11,251,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		600,500,188
MEDIA & LEISURE - 6.9%
Broadcasting - 4.2%
AT&T Corp. - Liberty Media Group Class A (a)	2,554,380	61,943,715
Clear Channel Communications, Inc. (a)	1,191,300	89,347,500
Comcast Corp. Class A (special) (a)	2,027,300	82,105,650
Cox Communications, Inc. Class A (a)	1,380,400	62,894,475
EchoStar Communications Corp. Class A (a)	1,538,800	50,948,706
Mediacom Communications Corp. Class A	1,151,200	17,699,700
MediaOne Group, Inc. (a)	2,421,600	160,585,377
NTL, Inc. (a)	647,594	38,774,691
Time Warner, Inc.	2,574,468	195,659,568
UnitedGlobalCom, Inc. Class A (a)	928,200	43,393,350
USA Networks, Inc. (a)	2,526,700	54,639,888
		857,992,620
Entertainment - 0.9%
Viacom, Inc. Class B (non-vtg.) (a)	1,750,025	119,329,830
Walt Disney Co.	1,500,600	58,242,038
		177,571,868
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	1,293,100	49,784,350
Restaurants - 1.6%
Brinker International, Inc. (a)	1,974,900	57,765,825
Darden Restaurants, Inc.	2,937,700	47,737,625
McDonald's Corp.	3,556,900	117,155,394
Outback Steakhouse, Inc. (a)	2,031,250	59,414,063
Tricon Global Restaurants, Inc. (a)	834,760	23,581,970
Wendy's International, Inc.	838,100	14,928,656
		320,583,533
TOTAL MEDIA & LEISURE		1,405,932,371
NONDURABLES - 4.0%
Beverages - 1.4%
Coca-Cola Enterprises, Inc.	2,170,300	35,403,019
Pepsi Bottling Group, Inc.	2,176,500	63,526,594
The Coca-Cola Co.	3,240,600	186,131,963
		285,061,576
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Foods - 0.4%
American Italian Pasta Co. Class A (a)	642,000	$ 13,281,375
Keebler Foods Co.	1,651,762	61,321,664
		74,603,039
Household Products - 1.0%
Clorox Co.	1,788,200	80,133,713
Colgate-Palmolive Co.	578,800	34,655,650
Procter & Gamble Co.	1,701,360	97,402,860
		212,192,223
Tobacco - 1.2%
Philip Morris Companies, Inc.	9,198,800	244,343,125
TOTAL NONDURABLES		816,199,963
PRECIOUS METALS - 0.4%
Barrick Gold Corp.	1,434,000	25,909,828
Homestake Mining Co.	2,249,300	15,463,938
Newmont Mining Corp.	1,472,000	31,832,000
Placer Dome, Inc.	1,426,100	13,389,254
TOTAL PRECIOUS METALS		86,595,020
RETAIL & WHOLESALE - 4.2%
Drug Stores - 0.4%
Walgreen Co.	2,329,560	74,982,713
General Merchandise Stores - 1.4%
Kohls Corp. (a)	1,211,100	67,367,438
Wal-Mart Stores, Inc.	3,864,300	222,680,288
		290,047,726
Grocery Stores - 0.4%
Safeway, Inc. (a)	1,715,200	77,398,400
Retail & Wholesale, Miscellaneous - 2.0%
Best Buy Co., Inc. (a)	1,651,000	104,425,750
Home Depot, Inc.	4,848,350	242,114,478
Tiffany & Co., Inc.	876,700	59,177,250
		405,717,478
TOTAL RETAIL & WHOLESALE		848,146,317
SERVICES - 0.3%
Advertising - 0.2%
TMP Worldwide, Inc. (a)	527,000	38,899,188
Services - 0.1%
Media Metrix, Inc. (a)	453,100	11,525,731
Register.com, Inc.	257,300	7,863,731
		19,389,462
TOTAL SERVICES		58,288,650

	Shares	Value (Note 1)
TECHNOLOGY - 42.6%
Communications Equipment - 11.0%
ADC Telecommunications, Inc. (a)	1,574,400	$ 132,052,800
Advanced Fibre Communications, Inc. (a)	332,100	15,048,281
Aspect Communications Corp. (a)	701,700	27,585,581
Ciena Corp. (a)	674,000	112,347,375
Cisco Systems, Inc. (a)	14,336,200	911,244,690
Comverse Technology, Inc. (a)	742,500	69,052,500
Corning, Inc.	710,900	191,854,138
Ditech Communications Corp.	490,700	46,401,819
Lucent Technologies, Inc.	5,005,635	296,583,874
Nokia AB sponsored ADR	2,526,800	126,182,075
Nortel Networks Corp.	3,470,160	240,719,643
Telefonaktiebolaget LM Ericsson sponsored ADR	3,149,200	62,984,000
		2,232,056,776
Computer Services & Software - 7.3%
Adobe Systems, Inc.	571,400	74,282,000
Affymetrix, Inc. (a)	324,900	53,649,113
Art Technology Group, Inc.	742,100	74,905,719
Automatic Data Processing, Inc.	1,415,500	75,817,719
BEA Systems, Inc. (a)	1,548,050	76,531,722
BroadVision, Inc. (a)	1,454,300	73,896,619
Citrix Systems, Inc. (a)	32,100	607,894
Data Return Corp.	130,300	3,778,700
Digex, Inc. Class A (c)	1,235,800	83,957,163
Electronic Arts, Inc. (a)	984,000	71,770,500
Healtheon/WebMD (a)	1,039,500	15,397,594
Inktomi Corp. (a)	295,000	34,883,750
Intertrust Technologies Corp.	874,400	17,979,850
Intuit, Inc. (a)	2,675,600	110,702,950
Microsoft Corp. (a)	2,735,523	218,841,840
Nuance Communications, Inc.	219,500	18,287,094
Oracle Corp. (a)	2,368,100	199,068,406
PeopleSoft, Inc. (a)	846,600	14,180,550
Razorfish, Inc. Class A (a)	524,200	8,419,963
Software.com, Inc.	256,900	33,364,888
Trans Cosmos, Inc.	153,800	23,094,662
Travelocity.com, Inc. (a)	466,200	7,634,025
Usinternetworking, Inc. (a)	573,800	11,727,038
VeriSign, Inc. (a)	485,907	85,762,586
VERITAS Software Corp. (a)	558,675	63,139,004
Viant Corp.	179,300	5,311,763
Vignette Corp. (a)	461,800	24,020,816
		1,481,013,928
Computers & Office Equipment - 10.6%
Brocade Communications Systems, Inc. (a)	427,500	78,439,570
CDW Computer Centers, Inc. (a)	1,554,400	97,150,000
Compaq Computer Corp.	2,698,000	68,967,625
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Dell Computer Corp. (a)	6,459,900	$ 318,553,819
EMC Corp. (a)	5,129,740	394,669,371
Gateway, Inc. (a)	1,011,000	57,374,250
Hewlett-Packard Co.	1,720,400	214,834,950
International Business Machines Corp.	2,986,500	327,208,406
Lexmark International Group, Inc. Class A (a)	742,800	49,953,300
MRV Communications, Inc. (a)	1,744,800	117,337,800
SCI Systems, Inc. (a)	1,534,500	60,133,219
Softbank Corp.	429,900	58,390,495
Sun Microsystems, Inc. (a)	3,416,100	310,651,594
		2,153,664,399
Electronic Instruments - 1.1%
Agilent Technologies, Inc.	1,702,760	125,578,550
Applied Materials, Inc. (a)	736,300	66,727,188
Varian, Inc. (a)	347,700	16,037,663
		208,343,401
Electronics - 12.6%
Advanced Micro Devices, Inc. (a)	565,000	43,646,250
Bookham Technology PLC sponsored ADR	577,500	34,216,875
Broadcom Corp. Class A (a)	396,000	86,699,250
Chartered Semiconductor Manufacturing Ltd. ADR	888,500	79,965,000
Intel Corp.	6,712,700	897,404,081
JDS Uniphase Corp. (a)	1,341,200	160,776,350
Kyocera Corp.	351,500	60,392,096
LSI Logic Corp. (a)	1,405,900	76,094,338
Marvell Technology Group Ltd. (a)	7,800	444,600
Micron Technology, Inc. (a)	1,485,400	130,808,038
Mitsubishi Electric Corp.	9,445,000	102,271,840
Motorola, Inc.	3,130,200	90,971,438
PMC-Sierra, Inc. (a)	291,000	51,707,063
Samsung Electronics Co. Ltd.	170,080	56,285,311
Sanmina Corp. (a)	1,014,700	86,756,850
SDL, Inc. (a)	248,800	70,954,650
Stratos Lightwave, Inc. (a)	8,100	225,788
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	1,796,354	69,608,718

	Shares	Value (Note 1)
Texas Instruments, Inc.	5,659,200	$ 388,716,300
Xilinx, Inc. (a)	857,800	70,822,113
		2,558,766,949
TOTAL TECHNOLOGY		8,633,845,453
TRANSPORTATION - 0.7%
Air Transportation - 0.2%
Southwest Airlines Co.	2,211,100	41,872,706
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	1,209,300	27,738,319
Canadian National Railway Co.	1,458,980	42,473,514
Union Pacific Corp.	684,000	25,436,250
		95,648,083
TOTAL TRANSPORTATION		137,520,789
UTILITIES - 6.5%
Cellular - 3.7%
AT&T Corp. - Wireless Group	1,172,100	32,672,288
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	723,050	128,567,328
China Unicom Ltd. sponsored ADR	2,673,200	56,805,500
Nextel Communications, Inc. Class A (a)	1,992,200	121,897,738
Sprint Corp. - PCS Group Series 1 (a)	1,787,180	106,337,210
Vodafone AirTouch PLC	32,309,376	133,881,853
Vodafone AirTouch PLC sponsored ADR	1,652,650	68,481,684
VoiceStream Wireless Corp. (a)	874,073	101,651,958
		750,295,559
Electric Utility - 0.8%
AES Corp. (a)	2,006,000	91,523,750
Calpine Corp. (a)	1,211,900	79,682,425
		171,206,175
Telephone Services - 2.0%
DDI Corp.	6,392	61,496,324
iBasis, Inc.	468,100	20,157,556
McLeodUSA, Inc. Class A (a)	3,343,800	69,174,863
Metromedia Fiber Network, Inc. Class A (a)	2,442,800	96,948,625
NEXTLINK Communications, Inc. Class A	1,691,593	64,174,809
Sprint Corp. - FON Group	756,000	38,556,000
TeraBeam Networks (d)	60,800	228,000
Time Warner Telecom, Inc. Class A	784,500	50,502,188
		401,238,365
TOTAL UTILITIES		1,322,740,099
TOTAL COMMON STOCKS (Cost $14,218,076,542)		19,952,072,280
Cash Equivalents - 3.7%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	296,344,139	$ 296,344,139
Taxable Central Cash Fund, 6.59% (b)	454,771,936	454,771,936
TOTAL CASH EQUIVALENTS (Cost $751,116,075)	751,116,075
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $14,969,192,617)	20,703,188,355
NET OTHER ASSETS - (2.1)%	(422,988,881)
NET ASSETS - 100%	$ 20,280,199,474
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Coflexip SA sponsored ADR	$ -	$ -	$ -	$ -
Digex, Inc. Class A	313,744	-	-	83,957,163
TOTALS	$ 313,744	$ -	$ -	$ 83,957,163
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 228,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,740,018,866 and $9,565,681,575, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $332,074 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $228,000 or 0.0% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $302,340,051. The fund received cash collateral of $296,344,139 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $21,215,000. The weighted average interest rate was 5.92%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.6%
Japan	3.2
Canada	1.7
United Kingdom	1.3
Others (individually less than 1%)	5.2
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $15,074,908,308. Net unrealized appreciation aggregated $5,628,280,047, of which $6,454,968,371 related to appreciated investment securities and $826,688,324 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $14,969,192,617) - See accompanying schedule		$ 20,703,188,355
Receivable for investments sold		154,406,528
Receivable for fund shares sold		13,515,281
Dividends receivable		13,538,228
Interest receivable		1,031,263
Other receivables		825,472
Total assets		20,886,505,127
Liabilities
Payable for investments purchased	$ 288,895,972
Payable for fund shares redeemed	10,484,314
Accrued management fee	9,499,178
Distribution fees payable	135,980
Other payables and accrued expenses	946,070
Collateral on securities loaned, at value	296,344,139
Total liabilities		606,305,653
Net Assets		$ 20,280,199,474
Net Assets consist of:
Paid in capital		$ 13,338,505,241
Distributions in excess of net investment income		(3,734,826)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,211,401,186
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,734,027,873
Net Assets		$ 20,280,199,474
Initial Class: Net Asset Value, offering price and redemption price per share ($18,566,075,419 ÷ 360,203,600 shares)		$51.54
Service Class: Net Asset Value, offering price and redemption price per share ($1,704,493,641 ÷ 33,165,225 shares)		$51.39
Service Class 2: Net Asset Value, offering price and redemption price per share ($9,630,414 ÷ 187,554 shares)		$51.35

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 52,399,181
Interest		4,779,796
Security lending		1,284,282
Total income		58,463,259
Expenses
Management fee	$ 54,947,825
Transfer agent fees	6,350,319
Distribution fees	652,691
Accounting and security lending fees	641,945
Non-interested trustees' compensation	68,264
Custodian fees and expenses	339,442
Registration fees	89,572
Audit	46,992
Legal	69,742
Interest	6,948
Miscellaneous	83,780
Total expenses before reductions	63,297,520
Expense reductions	(1,596,136)	61,701,384
Net investment income (loss)		(3,238,125)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,263,186,366
Foreign currency transactions	270,216	1,263,456,582
Change in net unrealized appreciation (depreciation) on:
Investment securities	(303,021,726)
Assets and liabilities in foreign currencies	10,711	(303,011,015)
Net gain (loss)		960,445,567
Net increase (decrease) in net assets resulting from operations		$ 957,207,442
Other Information Expense reductions Directed brokerage arrangements		$ 1,592,303
Custodian credits		3,833
		$ 1,596,136

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income (loss)	$ (3,238,125)	$ 19,639,750
Net realized gain (loss)	1,263,456,582	2,028,922,212
Change in net unrealized appreciation (depreciation)	(303,011,015)	2,640,487,583
Net increase (decrease) in net assets resulting from operations	957,207,442	4,689,049,545
Distributions to shareholders From net investment income	(20,008,543)	(20,716,861)
From net realized gain	(2,010,393,014)	(1,302,572,634)
Total distributions	(2,030,401,557)	(1,323,289,495)
Share transactions - net increase (decrease)	3,294,652,295	3,313,015,561
Total increase (decrease) in net assets	2,221,458,180	6,678,775,611
Net Assets
Beginning of period	18,058,741,294	11,379,965,683
End of period (including under (over) distribution of net investment income of $(3,734,826) and $18,773,383, respectively)	$ 20,280,199,474	$ 18,058,741,294

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	36,209,385	$ 1,867,900,668	82,051,942	$ 3,738,420,624
Reinvested	38,128,847	1,912,161,690	31,299,165	1,303,923,236
Redeemed	(26,208,895)	(1,332,024,693)	(51,848,071)	(2,361,030,389)
Net increase (decrease)	48,129,337	$ 2,448,037,665	61,503,036	$ 2,681,313,471
Service Class Sold	14,784,762	$ 754,915,605	14,009,513	$ 648,480,975
Reinvested	2,363,626	118,228,594	465,535	19,366,259
Redeemed	(703,110)	(35,750,550)	(792,556)	(36,145,144)
Net increase (decrease)	16,445,278	$ 837,393,649	13,682,492	$ 631,702,090
Service Class 2 A Sold	191,871	$ 9,432,086	-	$ -
Reinvested	225	11,274	-	-
Redeemed	(4,542)	(222,379)	-	-
Net increase (decrease)	187,554	$ 9,220,981	-	$ -
Distributions From net investment income Initial Class		$ 19,026,484		$ 20,413,671
Service Class		981,965		303,190
Service Class 2 A		94		-
Total		$ 20,008,543		$ 20,716,861
From net realized gain Initial Class		$ 1,893,135,205		$ 1,283,509,565
Service Class		117,246,629		19,063,069
Service Class 2 A		11,180		-
Total		$ 2,010,393,014		$ 1,302,572,634
		$ 2,030,401,557		$ 1,323,289,495

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20	$ 21.69
Income from Investment Operations
Net investment income (loss)	(.01) D	.07 D	.08 D	.20 D	.22	.08
Net realized and unrealized gain (loss)	2.65	15.10	12.85	6.91	3.82	7.55
Total from investment operations	2.64	15.17	12.93	7.11	4.04	7.63
Less Distributions
From net investment income	(.06)	(.08)	(.19)	(.21)	(.08)	(.12)
From net realized gain	(5.97)	(5.03)	(4.97)	(.94)	(2.02)	-
Total distributions	(6.03)	(5.11)	(5.16)	(1.15)	(2.10)	(.12)
Net asset value, end of period	$ 51.54	$ 54.93	$ 44.87	$ 37.10	$ 31.14	$ 29.20
Total Return B, C	5.11%	37.44%	39.49%	23.48%	14.71%	35.36%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,566,075	$ 17,142,411	$ 11,243,824	$ 7,727,132	$ 6,086,424	$ 4,162,702
Ratio of expenses to average net assets	.65% A	.66%	.68%	.69%	.69%	.70%
Ratio of expenses to average net assets after expense reductions	.64% A, F	.65% F	.66% F	.67% F	.67% F	.70%
Ratio of net investment income (loss) to average net assets	(.03)% A	.14%	.21%	.58%	.81%	.37%
Portfolio turnover	101% A	84%	123%	113%	81%	108%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) D	(.03)	.02	.06	.03
Net realized and unrealized gain (loss)	2.64	15.07	12.83	.14
Total from investment operations	2.61	15.09	12.89	.17
Less Distributions
From net investment income	(.05)	(.08)	(.19)	-
From net realized gain	(5.97)	(5.03)	(4.97)	-
Total distributions	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 51.39	$ 54.80	$ 44.82	$ 37.09
Total Return B, C	5.06%	37.29%	39.38%	.46%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,704,494	$ 916,330	$ 136,142	$ 2,015
Ratio of expenses to average net assets	.76% A	.77%	.80%	.79% A
Ratio of expenses to average net assets after expense reductions	.74% A, F	.75% F	.75% F	.77% A, F
Ratio of net investment income (loss) to average net assets	(.13)% A	.04%	.15%	.70% A
Portfolio turnover	101% A	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 53.40
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	4.04
Total from investment operations	3.97
Less Distributions
From net investment income	(.05)
From net realized gain	(5.97)
Total distributions	(6.02)
Net asset value, end of period	$ 51.35
Total Return B, C	7.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,630
Ratio of expenses to average net assets	.94% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.31)% A
Portfolio turnover	101% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class 2	10.07%	21.76%	24.57%
S&P 500	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $33,427 - a 234.27% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Cisco Systems, Inc.	4.3
Viacom, Inc. Class B (non-vtg.)	4.1
McDonald's Corp.	2.9
BP Amoco PLC sponsored ADR	1.9
Exxon Mobil Corp.	1.8
15.0
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.9
Media & Leisure	13.0
Finance	12.0
Utilities	9.6
Energy	7.1
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks and Equity Futures 90.5%
Bonds 2.3%
Short-Term Investments and Net Other Assets 7.2%

* Foreign investments 15.5%

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund

Q. How did the fund perform, Will?

A. Performance was disappointing. For the six months that ended June 30, 2000, the fund trailed the Standard & Poor's 500 Index, which returned -0.42%. For the 12 months that ended June 30, 2000, the fund's performance topped the S&P 500, which returned 7.25%.

Q. What factors influenced the fund's performance during the six-month period?

A. The biggest drag on performance was the fund's low weighting in health stocks relative to the S&P 500. I kept the fund's exposure to the group at around half that of the index because the growth rates for health stocks were slowing. Health stocks rebounded during the period - returning around 25% - and the fund's low weighting ultimately hurt. Technology stocks, which accounted for approximately one-third of the S&P 500 at the end of the period, also played a key role. At the beginning of the period, I was concerned about high valuations and excessive speculation throughout the sector. As a result, I kept the fund underweighted relative to the index, and my decision to do so worked out well as technology stock prices corrected during April and May.

Q. What was your strategy in terms of the fund's technology investments?

A. I firmly believe that the Internet will be a major growth engine of the world economy for years to come. Dot-com stocks had been a major driver behind the market since mid-1998, but many of them were selling at valuations that drastically exceeded their potential earnings growth rates. When Internet stocks declined, the whole sector followed suit. At that time, I upgraded the fund's technology holdings by adding to its positions in leading technology names such as Cisco Systems and Nortel Networks, as well as emerging-but-profitable leaders such as Brocade Communications and Broadcom. These companies were well-positioned to benefit from the continued buildout of the Internet infrastructure. While the fund's investments in semiconductor names such as Micron Technology and Texas Instruments performed well during the period, a higher weighting in technology overall would have helped performance.

Q. The fund's emphasis on media and leisure stocks helped performance. Can you elaborate?

A. I viewed media stocks as beneficiaries of the Internet tidal wave, because I felt the Internet would serve as a significant outlet for media companies' content. Unlike many of the new dot-com companies, traditional media companies were producing positive earnings and cash flow. By investing in these stocks, the fund participated in the Internet investment theme, but with its risk limited by the real earnings and cash flow from these companies. This strategy proved wise, as the fund's investments in Time Warner and Viacom were particularly lucrative during the period. Consolidation also was prevalent throughout the media group, as America Online announced its intent to aquire Time Warner in January, and the Viacom-CBS merger produced better-than-expected results.

Q. Which stocks were disappointing?

A. McDonald's was a disappointment. I was initially attracted to the stock as a turnaround story, but the company's sales during the period were weaker than I had hoped. Rising interest rates hurt the stock of Home Depot, but the company continued to execute well and remained a core holding. Microsoft performed poorly during the period, as the ongoing federal government antitrust suit against the company and slowing revenue growth hurt its stock.

Q. What's your outlook?

A. The market remains extremely expensive. Price-to-earnings (P/E) ratios - which tell investors how much they're paying for a company's earnings power - have risen dramatically during the period and currently stand at almost twice their 75-year average. Corporate earnings thus far in 2000 have been very good - S&P earnings for the first quarter of 2000 were up 29% - but they may slow considering the six interest-rate hikes we've seen over the past year. Inflation is rising, but it remains under control. Against this uncertain backdrop, I'll try to concentrate on finding high-quality companies that are gaining market share, have sustainable competitive advantages and are in growing markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: long term capital appreciation

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$10.2 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.2%
Aerospace & Defense - 0.1%
Boeing Co.	21,980	$ 919,039
Bombardier, Inc. Class B (non-vtg.)	237,100	6,437,974
Northrop Grumman Corp.	18,600	1,232,250
United Technologies Corp.	21,701	1,277,646
		9,866,909
Ship Building & Repair - 0.1%
General Dynamics Corp.	186,200	9,728,950
TOTAL AEROSPACE & DEFENSE		19,595,859
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Avery Dennison Corp.	332,400	22,312,350
Pharmacia Corp.	373,500	19,305,281
Sealed Air Corp. (a)	41,900	2,194,513
Spartech Corp.	172,600	4,660,200
Valspar Corp.	404,200	13,641,750
		62,114,094
Metals & Mining - 0.2%
Alcoa, Inc.	246,200	7,139,800
Broken Hill Proprietary Co. Ltd.	791,982	9,335,716
		16,475,516
Paper & Forest Products - 0.0%
Bowater, Inc.	6,500	286,813
TOTAL BASIC INDUSTRIES		78,876,423
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.1%
Fastenal Co.	101,600	5,143,500
Fortune Brands, Inc.	230,500	5,315,906
		10,459,406
Construction - 0.1%
Ashtead Group PLC	24,700	35,971
Jacobs Engineering Group, Inc. (a)	290,530	9,496,699
		9,532,670
Engineering - 0.0%
360networks, Inc. (sub. vtg.)	220,400	3,379,318
Tetra Tech, Inc. (a)	9,100	208,163
		3,587,481
Real Estate - 0.0%
ResortQuest International, Inc. (a)	192,100	984,513
Real Estate Investment Trusts - 0.3%
Equity Office Properties Trust	448,600	12,364,538
Equity Residential Properties Trust (SBI)	115,100	5,294,600
Glenborough Realty Trust, Inc.	213,600	3,724,650

	Shares	Value (Note 1)
Pinnacle Holdings, Inc. (a)	93,900	$ 5,070,600
Spieker Properties, Inc.	46,600	2,143,600
		28,597,988
TOTAL CONSTRUCTION & REAL ESTATE		53,162,058
DURABLES - 3.4%
Autos, Tires, & Accessories - 2.2%
Danaher Corp.	837,422	41,400,050
Gentex Corp. (a)	172,700	4,339,088
Goodyear Tire & Rubber Co.	22,500	450,000
Lear Corp. (a)	190,800	3,816,000
Midas, Inc.	304,800	6,096,000
Sonic Automotive, Inc. Class A (a)	50,000	534,375
SPX Corp.	1,053,141	127,364,240
Toyota Motor Corp.	305,000	13,895,020
TRW, Inc.	612,500	26,567,188
		224,461,961
Consumer Durables - 0.1%
Blyth, Inc.	69,000	2,035,500
Boyds Collection, Ltd. (a)	408,500	3,472,250
		5,507,750
Consumer Electronics - 1.1%
General Motors Corp. Class H (a)	232,100	20,366,775
Harman International Industries, Inc.	461,000	28,121,000
Pioneer Corp.	402,000	15,659,876
Sony Corp.	499,700	47,127,958
		111,275,609
Home Furnishings - 0.0%
Herman Miller, Inc.	86,900	2,248,538
The Bombay Company, Inc. (a)	429,100	1,260,481
		3,509,019
Textiles & Apparel - 0.0%
Delta Woodside Industries	88,700	194,031
Timberland Co. Class A (a)	7,600	538,175
Warnaco Group, Inc. Class A	571,100	4,426,025
		5,158,231
TOTAL DURABLES		349,912,570
ENERGY - 7.1%
Energy Services - 0.5%
Baker Hughes, Inc.	432,000	13,824,000
ENSCO International, Inc.	107,100	3,835,519
Global Marine, Inc.	117,300	3,306,394
Hanover Compressor Co. (a)	225,100	8,553,800
Schlumberger Ltd. (NY Shares)	286,600	21,387,525
		50,907,238
Oil & Gas - 6.6%
Alberta Energy Co. Ltd.	1,046,700	42,278,055
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Apache Corp.	402,000	$ 23,642,625
BP Amoco PLC sponsored ADR	3,497,532	197,829,154
Canada Occidental Petroleum Ltd.	559,700	15,178,625
Canadian Natural Resources Ltd. (a)	168,930	4,906,444
Chevron Corp.	408,600	34,654,388
Cooper Cameron Corp. (a)	22,900	1,511,400
Devon Energy Corp.	36,640	2,058,710
EOG Resources, Inc.	416,600	13,956,100
Exxon Mobil Corp.	2,329,171	182,839,924
Newfield Exploration Co. (a)	174,100	6,811,663
Royal Dutch Petroleum Co. (NY Shares)	534,900	32,929,781
Santa Fe Snyder Corp. (a)	257,300	2,926,788
Suncor Energy, Inc.	1,445,940	33,401,653
Talisman Energy, Inc. (a)	186,300	6,172,249
Tosco Corp.	651,000	18,431,438
TotalFinaElf SA sponsored ADR	526,823	40,466,592
Vastar Resources, Inc.	261,200	21,451,050
		681,446,639
TOTAL ENERGY		732,353,877
FINANCE - 12.0%
Banks - 1.6%
Bank of New York Co., Inc.	476,900	22,175,850
Bank One Corp.	1,587,400	42,165,313
Commerce Bancorp, Inc.	32,000	1,472,000
Fifth Third Bancorp	250,800	15,863,100
Firstar Corp.	806,100	16,978,481
M&T Bank Corp.	33,230	14,953,500
Mellon Financial Corp.	137,700	5,017,444
Northern Trust Corp.	249,000	16,200,563
PNC Financial Services Group, Inc.	74,400	3,487,500
Royal Bank of Scotland Group PLC	704,573	11,821,340
Wells Fargo & Co.	225,400	8,734,250
		158,869,341
Credit & Other Finance - 3.0%
American Express Co.	964,700	50,284,988
Associates First Capital Corp. Class A	2,427,604	54,165,914
Citigroup, Inc.	2,820,000	169,905,000
Concord EFS, Inc. (a)	144,500	3,757,000
Household International, Inc.	578,700	24,052,219
MBNA Corp.	93,100	2,525,338
		304,690,459
Federal Sponsored Credit - 0.8%
Fannie Mae	1,593,000	83,134,688
Freddie Mac	62,800	2,543,400
		85,678,088
Insurance - 4.5%
Ace Ltd.	170,200	4,765,600
AFLAC, Inc.	211,500	9,715,781

	Shares	Value (Note 1)
American International Group, Inc.	1,303,156	$ 153,120,830
Berkshire Hathaway, Inc. Class A (a)	1,683	90,545,400
Canada Life Financial Corp.	210,300	4,275,603
CIGNA Corp.	187,870	17,565,845
Everest Re Group Ltd.	80,200	2,636,575
Hartford Financial Services Group, Inc.	361,600	20,227,000
John Hancock Financial Services, Inc.	37,600	890,650
Marsh & McLennan Companies, Inc.	175,275	18,305,283
MetLife, Inc.	3,458,700	72,848,869
Mutual Risk Management Ltd.	24,200	418,963
PartnerRe Ltd.	135,300	4,794,694
PMI Group, Inc.	96,900	4,602,750
RenaissanceRe Holdings Ltd.	128,500	5,597,781
The Chubb Corp.	267,300	16,438,950
The St. Paul Companies, Inc.	151,500	5,169,938
XL Capital Ltd. Class A	442,500	23,950,313
Zenith National Insurance Corp.	127,700	2,713,625
		458,584,450
Savings & Loans - 0.5%
Golden West Financial Corp.	1,330,500	54,301,031
TCF Financial Corp.	55,200	1,417,950
		55,718,981
Securities Industry - 1.6%
AXA Financial, Inc.	20,600	700,400
Daiwa Securities Group, Inc.	5,186,000	68,481,421
Morgan Stanley Dean Witter & Co.	125,500	10,447,875
Nikko Securities Co. Ltd.	3,741,000	37,050,086
Nomura Securities Co. Ltd.	2,049,000	50,152,379
		166,832,161
TOTAL FINANCE		1,230,373,480
HEALTH - 7.0%
Drugs & Pharmaceuticals - 4.9%
Accredo Health, Inc. (a)	6,500	224,656
Allergan, Inc.	68,800	5,125,600
ALZA Corp. (a)	18,700	1,105,638
Amgen, Inc.	73,800	5,184,450
Cephalon, Inc. (a)	41,500	2,484,813
COR Therapeutics, Inc. (a)	18,600	1,586,813
Elan Corp. PLC sponsored ADR (a)	502,000	24,315,625
Eli Lilly & Co.	964,482	96,327,640
Forest Laboratories, Inc. (a)	75,600	7,635,600
Genentech, Inc.	334,460	57,527,120
Gilead Sciences, Inc. (a)	37,200	2,645,850
Immunex Corp. (a)	1,423,770	70,387,629
Medimmune, Inc. (a)	74,700	5,527,800
Pfizer, Inc.	3,194,575	153,339,600
Schering-Plough Corp.	1,426,900	72,058,450
		505,477,284
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	132,800	$ 2,913,300
Cardinal Health, Inc.	214,800	15,895,200
DENTSPLY International, Inc.	91,000	2,803,938
Edwards Lifesciences Corp. (a)	4,600	85,100
Guidant Corp. (a)	37,838	1,872,981
Medtronic, Inc.	949,300	47,287,006
Millipore Corp.	130,300	9,821,363
MiniMed, Inc. (a)	98,100	11,575,800
Novoste Corp. (a)	52,800	3,220,800
Novoste Corp. (a)(d)	167,000	10,187,000
ORATEC Interventions, Inc.	67,400	2,249,475
Patterson Dental Co. (a)	470,100	23,975,100
Priority Healthcare Corp. (a)	7,100	527,619
Smith & Nephew PLC	1,658,322	6,138,246
Varian Medical Systems, Inc. (a)	425,500	16,647,688
		155,200,616
Medical Facilities Management - 0.6%
Chronimed, Inc.	2,100	15,488
HCA - The Healthcare Co.	233,400	7,089,525
Health Management Associates, Inc. Class A (a)	119,800	1,564,888
Oxford Health Plans, Inc. (a)	205,200	4,886,325
UnitedHealth Group, Inc.	484,900	41,580,175
Universal Health Services, Inc. Class B (a)	40,700	2,665,850
		57,802,251
TOTAL HEALTH		718,480,151
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Electrical Equipment - 1.3%
Alcatel SA sponsored ADR	617,150	41,040,475
Allen Telecom, Inc. (a)	479,500	8,481,156
American Power Conversion Corp. (a)	16,700	681,569
General Electric Co.	381,300	20,208,900
Hutchison Whampoa Ltd.	993,900	12,494,510
Koninklijke Philips Electronics NV (NY Shares)	414,200	19,674,500
Littelfuse, Inc. (a)	3,700	181,300
Loral Space & Communications Ltd. (a)	846,933	5,875,598
Pinnacle Systems (a)	439,700	9,886,380
Rayovac Corp. (a)	553,950	12,394,631
Roper Industries, Inc.	118,700	3,041,688
		133,960,707
Industrial Machinery & Equipment - 0.1%
Exide Corp.	100	800
Mettler-Toledo International, Inc. (a)	153,700	6,148,000

	Shares	Value (Note 1)
MSC Industrial Direct, Inc. (a)	57,500	$ 1,203,906
Sandvik AB	56,300	1,184,960
		8,537,666
Pollution Control - 0.1%
Waste Management, Inc.	387,600	7,364,400
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		149,862,773
MEDIA & LEISURE - 13.0%
Broadcasting - 3.2%
American Tower Corp. Class A (a)	2,553,250	106,438,609
AT&T Corp. - Liberty Media Group Class A (a)	1,471,816	35,691,538
Carlton Communications PLC	1,628,640	21,000,498
Clear Channel Communications, Inc. (a)	148,700	11,152,500
Cox Radio, Inc. Class A (a)	191,500	5,362,000
Grupo Televisa SA de CV sponsored GDR (a)	139,200	9,596,100
Infinity Broadcasting Corp. Class A (a)	2,899,160	105,638,143
Time Warner, Inc.	337,903	25,680,628
Westwood One, Inc.	263,800	9,002,175
		329,562,191
Entertainment - 5.4%
Fox Entertainment Group, Inc. Class A (a)	533,700	16,211,138
MGM Grand, Inc.	317,200	10,190,050
Park Place Entertainment Corp. (a)	922,700	11,245,406
Premier Parks, Inc. (a)	553,900	12,601,225
Viacom, Inc.:
Class A (a)	475,100	32,484,963
Class B (non-vtg.) (a)	6,230,551	424,845,696
Walt Disney Co.	1,303,620	50,596,751
		558,175,229
Leisure Durables & Toys - 0.5%
Callaway Golf Co.	622,800	10,159,425
Harley-Davidson, Inc.	794,600	30,592,100
Mattel, Inc.	608,000	8,018,000
		48,769,525
Lodging & Gaming - 0.3%
Aztar Corp. (a)	57,500	891,250
Starwood Hotels & Resorts Worldwide, Inc. unit	911,100	29,667,694
		30,558,944
Publishing - 0.5%
Harte Hanks Communications, Inc.	19,500	487,500
McGraw-Hill Companies, Inc.	280,900	15,168,600
PRIMEDIA, Inc. (a)	275,200	6,260,800
Reader's Digest Association, Inc. Class A (non-vtg.)	653,640	25,982,190
United News & Media PLC	90,900	1,310,005
		49,209,095
Restaurants - 3.1%
CEC Entertainment, Inc. (a)	196,000	5,022,500
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Restaurants - continued
McDonald's Corp.	9,129,400	$ 300,699,613
Outback Steakhouse, Inc. (a)	45,350	1,326,488
Pizzaexpress PLC	20,902	200,080
PJ America, Inc. (a)(c)	581,700	5,671,575
Ryan's Family Steak Houses, Inc. (a)	188,500	1,590,469
		314,510,725
TOTAL MEDIA & LEISURE		1,330,785,709
NONDURABLES - 3.0%
Foods - 1.9%
Booker PLC (a)	2,151,689	4,724,802
Earthgrains Co.	840,100	16,329,444
General Mills, Inc.	264,200	10,105,650
Keebler Foods Co.	859,200	31,897,800
Nestle SA (Reg.)	7,933	15,859,200
PepsiCo, Inc.	548,700	24,382,856
Quaker Oats Co.	846,000	63,555,750
Sysco Corp.	394,400	16,614,100
Wm. Wrigley Jr. Co.	80,700	6,471,131
		189,940,733
Household Products - 1.1%
Avon Products, Inc.	1,140,300	50,743,350
Colgate-Palmolive Co.	936,400	56,066,950
Estee Lauder Companies, Inc.	182,400	9,017,400
Yankee Candle Co., Inc.	61,800	1,336,425
		117,164,125
TOTAL NONDURABLES		307,104,858
PRECIOUS METALS - 0.9%
Barrick Gold Corp.	2,174,060	39,281,395
Franco Nevada Mining Corp. Ltd.	1,499,464	17,319,037
Gold Fields Ltd.	932,600	3,658,873
Newmont Mining Corp.	773,100	16,718,288
Placer Dome, Inc.	1,698,845	15,949,980
		92,927,573
RETAIL & WHOLESALE - 4.6%
Apparel Stores - 0.8%
Charming Shoppes, Inc. (a)	1,479,600	7,536,713
Claire's Stores, Inc.	304,800	5,867,400
Talbots, Inc.	344,700	18,936,956
The Limited, Inc.	783,800	16,949,675

	Shares	Value (Note 1)
TJX Companies, Inc.	1,762,400	$ 33,045,000
Venator Group, Inc. (a)	2,300	23,575
		82,359,319
Drug Stores - 1.6%
CVS Corp.	3,220,202	128,808,080
Rite Aid Corp.	173,400	1,137,938
Walgreen Co.	1,136,600	36,584,313
		166,530,331
General Merchandise Stores - 0.5%
Costco Wholesale Corp. (a)	415,400	13,708,200
Dollar Tree Stores, Inc. (a)	173,450	6,862,116
JCPenney Co., Inc.	651,700	12,015,719
Kohls Corp. (a)	232,500	12,932,813
Michaels Stores, Inc. (a)	74,300	3,403,869
Stein Mart, Inc. (a)	241,400	2,474,350
Tuesday Morning Corp. (a)	250,900	2,634,450
		54,031,517
Grocery Stores - 0.2%
Fleming Companies, Inc.	556,356	7,267,400
Iceland Group PLC	470,067	1,987,743
Krispy Kreme Doughnuts, Inc.	6,500	477,750
Safeway PLC	1,616,114	6,300,727
		16,033,620
Retail & Wholesale, Miscellaneous - 1.5%
Bed Bath & Beyond, Inc. (a)	856,100	31,033,625
Best Buy Co., Inc. (a)	382,400	24,186,800
Good Guys, Inc. (a)	28,700	104,038
Guitar Center, Inc. (a)	18,200	191,100
Home Depot, Inc.	1,625,290	81,162,919
Staples, Inc. (a)	1,420,350	21,837,881
		158,516,363
TOTAL RETAIL & WHOLESALE		477,471,150
SERVICES - 1.0%
Advertising - 0.5%
Getty Images, Inc. (a)	48,200	1,786,413
Interpublic Group of Companies, Inc.	55,700	2,395,100
Omnicom Group, Inc.	194,240	17,299,500
TMP Worldwide, Inc. (a)	8,300	612,644
Young & Rubicam, Inc.	499,300	28,553,719
		50,647,376
Educational Services - 0.0%
Apollo Group, Inc. Class A (a)	70,700	1,979,600
Printing - 0.1%
Reynolds & Reynolds Co. Class A	134,000	2,445,500
Valassis Communications, Inc. (a)	32,700	1,246,688
		3,692,188
Services - 0.4%
Carlisle Holdings Ltd. (a)	205,500	1,509,141
Gartner Group, Inc. Class B (a)	38,777	382,923
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Learning Tree International, Inc. (a)	2,800	$ 171,500
NOVA Corp. (a)	312,600	8,733,263
Professional Detailing, Inc. (a)	9,500	323,594
Robert Half International, Inc. (a)	130,000	3,705,000
Storagenetworks, Inc.	5,400	487,350
True North Communications	58,100	2,556,400
Viad Corp.	967,812	26,372,877
		44,242,048
TOTAL SERVICES		100,561,212
TECHNOLOGY - 23.9%
Communications Equipment - 7.3%
ADC Telecommunications, Inc. (a)	552,700	46,357,713
Advanced Fibre Communications, Inc. (a)	24,400	1,105,625
Andrew Corp. (a)	111,000	3,725,438
Centillium Communications, Inc. (a)	14,400	993,600
Ciena Corp. (a)	37,800	6,300,788
Cisco Systems, Inc. (a)	6,866,788	436,470,182
Comverse Technology, Inc. (a)	41,600	3,868,800
Corning, Inc.	275,700	74,404,538
Jabil Circuit, Inc. (a)	73,600	3,652,400
NEC Corp.	210,000	6,595,926
Nokia AB sponsored ADR	1,072,400	53,552,975
Nortel Networks Corp.	1,352,190	93,799,333
Plantronics, Inc. (a)	56,600	6,537,300
Tellabs, Inc. (a)	239,500	16,390,781
		753,755,399
Computer Services & Software - 5.1%
Adobe Systems, Inc.	1,016,100	132,093,000
Amdocs Ltd. (a)	170,200	13,062,850
Art Technology Group, Inc.	15,700	1,584,719
Automatic Data Processing, Inc.	1,439,900	77,124,644
BEA Systems, Inc. (a)	16,200	800,888
Black Box Corp. (a)	203,600	16,119,394
BroadVision, Inc. (a)	176,500	8,968,406
Ceridian Corp. (a)	101,020	2,430,794
Computer Sciences Corp. (a)	209,200	15,624,625
DST Systems, Inc. (a)	136,700	10,406,288
E.piphany, Inc.	37,200	3,987,375
Electronic Data Systems Corp.	536,100	22,114,125
Exodus Communications, Inc. (a)	107,900	4,970,144
Extensity, Inc.	4,900	167,825
Fiserv, Inc. (a)	101,800	4,402,850
Forsoft Ltd. (a)(c)	831,800	6,446,450
Foundry Networks, Inc.	90,600	9,966,000
Go2Net, Inc. (a)	148,100	7,451,281
Infonet Services Corp. Class B	361,320	4,313,258
Macromedia, Inc. (a)	208,400	20,149,675
Mentor Graphics Corp. (a)	230,400	4,579,200
Micromuse, Inc. (a)	42,000	6,950,344

	Shares	Value (Note 1)
Microsoft Corp. (a)	59,070	$ 4,725,600
National Computer Systems, Inc.	130,500	6,427,125
National Instrument Corp. (a)	28,500	1,243,313
Nuance Communications, Inc.	43,200	3,599,100
Oracle Corp. (a)	298,900	25,126,281
Paychex, Inc.	61,500	2,583,000
Polycom, Inc. (a)	127,250	11,973,430
Rational Software Corp. (a)	413,600	38,438,950
SEI Investments Co.	46,600	1,855,263
Siebel Systems, Inc. (a)	74,900	12,250,831
Software.com, Inc.	48,800	6,337,900
The Bisys Group (a)	58,900	3,622,350
Unisys Corp. (a)	1,682,358	24,499,338
VeriSign, Inc. (a)	14,500	2,559,250
Vignette Corp. (a)	16,900	879,064
webMethods, Inc.	13,200	2,074,875
		521,909,805
Computers & Office Equipment - 4.2%
Apple Computer, Inc. (a)	199,300	10,438,338
Brocade Communications Systems, Inc. (a)	520,000	95,411,875
Canon, Inc.	406,000	20,452,251
CDW Computer Centers, Inc. (a)	61,700	3,856,250
Copper Mountain Networks, Inc.	66,100	5,825,063
Dell Computer Corp. (a)	432,100	21,307,931
Diebold, Inc.	346,000	9,644,750
EMC Corp. (a)	249,600	19,203,600
Extreme Networks, Inc. (a)	22,300	2,352,650
Handspring, Inc.	12,700	342,900
Hewlett-Packard Co.	738,050	92,163,994
Insight Enterprises, Inc. (a)	108,800	6,453,200
Juniper Networks, Inc.	77,600	11,295,650
Network Appliance, Inc. (a)	34,500	2,777,250
Oak Technology, Inc. (a)	162,800	3,510,375
Palm, Inc.	318,200	10,619,925
RSA Security, Inc. (a)	82,800	5,733,900
Sun Microsystems, Inc. (a)	851,700	77,451,469
Symbol Technologies, Inc.	510,860	27,586,440
		426,427,811
Electronic Instruments - 1.9%
Agilent Technologies, Inc.	1,010,574	74,529,833
LAM Research Corp. (a)	200	7,500
Lernout & Hauspie Speech Products NV (a)	129,600	5,710,500
Novellus Systems, Inc. (a)	276,300	15,628,219
PerkinElmer, Inc.	48,250	3,190,531
Tektronix, Inc.	82,300	6,090,200
Teradyne, Inc. (a)	143,800	10,569,300
Thermo Electron Corp. (a)	1,149,050	24,201,866
Waters Corp. (a)	480,600	59,984,888
		199,912,837
Electronics - 5.4%
Altera Corp. (a)	152,900	15,586,244
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Amphenol Corp. Class A (a)	62,100	$ 4,110,244
Analog Devices, Inc. (a)	224,200	17,039,200
Arrow Electronics, Inc. (a)	52,100	1,615,100
Broadcom Corp. Class A (a)	94,900	20,777,169
Conexant Systems, Inc. (a)	68,500	3,330,813
Fairchild Semiconductor International, Inc. Class A	62,000	2,511,000
Flextronics International Ltd. (a)	178,000	12,226,375
Infineon Technologies AG sponsored ADR (a)	561,500	44,498,875
Intel Corp.	24,580	3,286,039
Intersil Holding Corp. Class A	134,400	7,266,000
JDS Uniphase Corp. (a)	50,900	6,101,638
Kyocera Corp.	232,600	39,963,589
Linear Technology Corp.	347,900	22,243,856
LSI Logic Corp. (a)	152,400	8,248,650
Merix Corp. (a)	20,700	972,900
Micron Technology, Inc. (a)	1,457,600	128,359,900
Molex, Inc. Class A	143,200	5,012,000
National Semiconductor Corp. (a)	46,700	2,650,225
NVIDIA Corp. (a)	277,600	17,644,950
Power-One, Inc. (a)	45,500	5,184,156
Sanmina Corp. (a)	130,600	11,166,300
STMicroelectronics NV (NY Shares)	234,600	15,058,388
TDK Corp.	67,000	9,631,013
Texas Instruments, Inc.	1,479,200	101,602,550
Vitesse Semiconductor Corp. (a)	280,800	20,656,350
Xilinx, Inc. (a)	213,500	17,627,094
Zoran Corp. (a)	162,400	10,708,250
		555,078,868
TOTAL TECHNOLOGY		2,457,084,720
TRANSPORTATION - 1.5%
Air Transportation - 0.5%
Continental Airlines, Inc. Class B (a)	385,900	18,137,300
Ryanair Holdings PLC sponsored ADR (a)	341,700	12,472,050
Southwest Airlines Co.	1,265,387	23,963,266
		54,572,616
Railroads - 0.1%
Canadian Pacific Ltd.	245,200	6,359,797
Trucking & Freight - 0.9%
C.H. Robinson Worldwide, Inc.	418,700	20,725,650
Expeditors International of Washington, Inc.	229,400	10,896,500
Forward Air Corp. (a)	17,200	688,000
Ocean Group PLC(OLD)	1,781,680	29,460,613

	Shares	Value (Note 1)
Swift Transportation Co., Inc. (a)	1,093,300	$ 15,306,200
United Parcel Service, Inc. Class B	281,700	16,620,300
		93,697,263
TOTAL TRANSPORTATION		154,629,676
UTILITIES - 9.6%
Cellular - 4.8%
AT&T Corp. - Wireless Group	939,700	26,194,138
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	37,300	6,632,406
Crown Castle International Corp. (a)	494,800	18,060,200
Dobson Communications Corp. Class A	69,600	1,339,800
Nextel Communications, Inc. Class A (a)	1,869,900	114,414,506
NTT DoCoMo, Inc.	1,141	30,887,287
Sprint Corp. - PCS Group Series 1 (a)	2,093,000	124,533,500
Triton PCS Holdings, Inc. Class A	439,730	25,394,408
Vodafone AirTouch PLC sponsored ADR	3,203,400	132,740,888
VoiceStream Wireless Corp. (a)	46,750	5,436,879
		485,634,012
Electric Utility - 0.7%
AES Corp. (a)	1,018,900	46,487,313
Calpine Corp. (a)	130,700	8,593,525
DPL, Inc.	68,800	1,509,300
Duke Energy Corp.	128,400	7,238,550
Northern States Power Co.	313,400	6,326,763
NRG Energy, Inc.	248,100	4,527,825
		74,683,276
Gas - 0.5%
Dynegy, Inc. Class A	700,656	47,863,563
Enron Corp.	61,300	3,953,850
		51,817,413
Telephone Services - 3.6%
Allegiance Telecom, Inc. (a)	231,280	14,801,920
BellSouth Corp.	1,588,200	67,697,025
Cable & Wireless PLC sponsored ADR	734,900	36,790,931
DDI Corp.	2,103	20,232,598
Energis PLC (a)	219,335	8,245,079
McLeodUSA, Inc. Class A (a)	2,005,074	41,479,968
Metromedia Fiber Network, Inc. Class A (a)	56,300	2,234,406
NEXTLINK Communications, Inc. Class A	492,400	18,680,425
Nippon Telegraph & Telephone Corp.	3,410	45,350,879
Qwest Communications International, Inc. (a)	889,944	44,219,093
SBC Communications, Inc.	69,106	2,988,835
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
Time Warner Telecom, Inc. Class A	80,203	$ 5,163,068
U.S. WEST, Inc.	730,400	62,631,800
		370,516,027
TOTAL UTILITIES		982,650,728
TOTAL COMMON STOCKS (Cost $7,454,454,140)		9,235,832,817
U.S. Treasury Obligations - 2.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.6% to 5.62% 8/17/00 (e)	-	$ 2,000,000	1,985,950
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa	22,500,000	20,636,775
6.125% 11/15/27	Aaa	63,000,000	62,862,030
6.375% 8/15/27	Aaa	66,000,000	67,969,440
6.5% 11/15/26	Aaa	20,000,000	20,890,600
6.75% 8/15/26	Aaa	9,900,000	10,653,291
6.875% 8/15/25	Aaa	36,500,000	39,779,160
7.625% 2/15/25	Aaa	9,500,000	11,233,750
TOTAL U.S. TREASURY OBLIGATIONS (Cost $235,882,664)			236,010,996
Cash Equivalents - 7.4%
	Shares
Central Cash Collateral Fund, 6.71% (b)	125,228,100	125,228,100
Taxable Central Cash Fund, 6.59% (b)	628,988,088	628,988,088
TOTAL CASH EQUIVALENTS (Cost $754,216,188)		754,216,188
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $8,444,552,992)		10,226,060,001
NET OTHER ASSETS - 0.3%		32,329,993
NET ASSETS - 100%		$ 10,258,389,994
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
150 S&P 500 Stock Index Contracts	Sept. 2000	$ 55,053,750	$ (206,670)
The face value of futures purchased as a percentage of net assets - 0.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Forsoft Ltd.	$ -	$ -	$ -	$ 6,446,450
PJ America, Inc.	-	-	-	5,671,575
TOTALS	$ -	$ -	$ -	$ 12,118,025

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,187,000 or 0.1%
of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,985,950.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $8,415,238,617 and $8,270,968,679, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $5,867,969, respectively.

The market value of futures contracts opened and closed during the period amounted to $740,575,595 and $702,738,997, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $336,878 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $122,412,563. The fund received cash collateral of $125,228,100 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.5%
United Kingdom	4.6
Japan	3.9
Canada	2.9
Others (individually less than 1%)	4.1
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $8,536,447,288. Net unrealized appreciation aggregated $1,689,612,713, of which $2,107,965,785 related to appreciated investment securities and $418,353,072 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements

Statement of Assets and Liabilities

June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $8,444,552,992) - See accompanying schedule		$ 10,226,060,001
Foreign currency held at value (cost $3,198,136)		3,200,762
Receivable for investments sold		227,343,121
Receivable for fund shares sold		5,795,420
Dividends receivable		6,174,594
Interest receivable		8,752,007
Receivable for daily variation on futures contracts		394,650
Other receivables		1,705,788
Total assets		10,479,426,343
Liabilities
Payable for investments purchased	$ 88,850,142
Payable for fund shares redeemed	1,847,512
Accrued management fee	4,877,662
Distribution fees payable	94,923
Other payables and accrued expenses	138,010
Collateral on securities loaned, at value	125,228,100
Total liabilities		221,036,349
Net Assets		$ 10,258,389,994
Net Assets consist of:
Paid in capital		$ 8,001,539,614
Undistributed net investment income		28,658,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		446,882,094
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,781,310,080
Net Assets		$ 10,258,389,994
Initial Class: Net Asset Value, offering price and redemption price per share ($9,119,275,383 ÷ 363,406,993 shares)		$25.09
Service Class: Net Asset Value, offering price and redemption price per share ($1,110,439,215 ÷ 44,361,957 shares)		$25.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($28,675,396 ÷ 1,146,087 shares)		$25.02

Statement of Operations

Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 27,621,948
Interest		31,147,532
Security lending		1,347,457
Total income		60,116,937
Expenses
Management fee	$ 28,674,384
Transfer agent fees	3,272,693
Distribution fees	484,572
Accounting and security lending fees	450,247
Non-interested trustees' compensation	15,815
Custodian fees and expenses	315,685
Registration fees	43,475
Audit	31,520
Legal	36,304
Miscellaneous	70,060
Total expenses before reductions	33,394,755
Expense reductions	(1,509,996)	31,884,759
Net investment income		28,232,178
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	529,036,819
Foreign currency transactions	41,699
Futures contracts	(2,603,401)	526,475,117
Change in net unrealized appreciation (depreciation) on:
Investment securities	(684,382,795)
Assets and liabilities in foreign currencies	11,087
Futures contracts	(216,147)	(684,587,855)
Net gain (loss)		(158,112,738)
Net increase (decrease) in net assets resulting from operations		$ (129,880,560)
Other Information Expense reductions Directed brokerage arrangements		$ 1,501,131
Custodian credits		8,865
		$ 1,509,996

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 28,232,178	$ 37,064,074
Net realized gain (loss)	526,475,117	1,238,554,251
Change in net unrealized appreciation (depreciation)	(684,587,855)	533,893,873
Net increase (decrease) in net assets resulting from operations	(129,880,560)	1,809,512,198
Distributions to shareholders From net investment income	(34,082,876)	(32,779,255)
From net realized gain	(1,237,208,385)	(240,381,202)
Total distributions	(1,271,291,261)	(273,160,457)
Share transactions - net increase (decrease)	1,879,217,135	1,702,847,259
Total increase (decrease) in net assets	478,045,314	3,239,199,000
Net Assets
Beginning of period	9,780,344,680	6,541,145,680
End of period (including undistributed net investment income of $28,658,206 and $34,775,260, respectively)	$ 10,258,389,994	$ 9,780,344,680

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	31,827,829	$ 821,871,536	75,689,715	$ 1,921,467,155
Reinvested	45,653,334	1,161,877,344	11,119,147	266,192,366
Redeemed	(22,956,691)	(590,350,809)	(39,357,256)	(1,004,869,657)
Net increase (decrease)	54,524,472	$ 1,393,398,071	47,451,606	$ 1,182,789,864
Service Class Sold	14,727,745	$ 380,358,381	20,768,738	$ 530,250,534
Reinvested	4,305,875	109,369,238	291,308	6,968,091
Redeemed	(1,309,500)	(32,733,410)	(669,866)	(17,161,230)
Net increase (decrease)	17,724,120	$ 456,994,209	20,390,180	$ 520,057,395
Service Class 2 A Sold	1,156,782	$ 29,090,053	-	$ -
Reinvested	1,759	44,679	-	-
Redeemed	(12,454)	(309,877)	-	-
Net increase (decrease)	1,146,087	$ 28,824,855	-	$ -
Distributions From net investment income Initial Class		$ 31,149,527		$ 31,943,084
Service Class		2,932,151		836,171
Service Class 2 A		1,198		-
Total		$ 34,082,876		$ 32,779,255
From net realized gain Initial Class		$ 1,130,727,819		$ 234,249,282
Service Class		106,437,085		6,131,920
Service Class 2 A		43,481		-
Total		$ 1,237,208,385		$ 240,381,202
		$ 1,271,291,261		$ 273,160,457

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79	$ 10.00
Income from Investment Operations
Net investment income	.07 C	.12 C	.13 C	.16 C	.14	.06
Net realized and unrealized gain (loss)	(.40)	5.59	5.54	3.73	2.76	3.91
Total from investment operations	(.33)	5.71	5.67	3.89	2.90	3.97
Less Distributions
From net investment income	(.10)	(.12)	(.14)	(.14)	-	(.06)
From net realized gain	(3.63)	(.88)	(1.03)	(.37)	(.13)	(.12)
Total distributions	(3.73)	(1.00)	(1.17)	(.51)	(.13)	(.18)
Net asset value, end of period	$ 25.09	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Total Return B, G	(1.31)%	24.25%	29.98%	24.14%	21.22%	39.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,119,275	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103	$ 877,000
Ratio of expenses to average net assets	.66% A	.67%	.70%	.71%	.74%	.72%
Ratio of expenses to average net assets after expense reductions	.63% A, F	.65% F	.66% F	.68% F	.71% F	.72%
Ratio of net investment income to average net assets	.58% A	.48%	.62%	.90%	1.33%	1.07%
Portfolio turnover	178% A	172%	201%	142%	178%	132%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 D
Net asset value, beginning of period	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income C	.06	.10	.11	.03
Net realized and unrealized gain (loss)	(.40)	5.58	5.55	(.09)
Total from investment operations	(.34)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.10)	(.12)	(.14)	-
From net realized gain	(3.63)	(.88)	(1.03)	-
Total distributions	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 25.03	$ 29.10	$ 24.42	$ 19.93
Total Return B, G	(1.36)%	24.15%	29.94%	(0.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,110,439	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.76% A	.78%	.80%	.81% A
Ratio of expenses to average net assets after expense reductions	.73% A, F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.47% A	.37%	.53%	1.14% A
Portfolio turnover	178% A	172%	201%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

E For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 28.20
Income from Investment Operations
Net investment income C	.04
Net realized and unrealized gain (loss)	.51 G
Total from investment operations	.55
Less Distributions
From net investment income	(.10)
From net realized gain	(3.63)
Total distributions	(3.73)
Net asset value, end of period	$ 25.02
Total Return B, F	1.75%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 28,675
Ratio of expenses to average net assets	.91% A
Ratio of expenses to average net assets after expense reductions	.88% A, E
Ratio of net investment income to average net assets	.32% A
Portfolio turnover	178% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class 2	-5.79%	16.62%	18.52%
S&P 500	7.25%	23.80%	25.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $25,429 - a 154.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,970 - a 249.70% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.2
Cisco Systems, Inc.	4.2
Eli Lilly & Co.	2.9
Intel Corp.	2.7
Oracle Corp.	2.4
16.4
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	42.8
Finance	11.8
Health	10.3
Energy	6.4
Utilities	5.8
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 93.6%
Short-Term Investments and Net Other Assets 6.4%

* Foreign investments 10.0%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunitites Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bettina Doulton became Portfolio Manager of Growth Opportunities Portfolio on February 1, 2000.

Q. How did the fund perform, Bettina?

A. For the six-month period ending June 30, 2000, the fund underperformed the Standard & Poor's 500 Index, which returned -0.42%. For the 12-month period that ended June 30, 2000, the fund also trailed the S&P 500, which returned 7.25%.

Q. Why did the fund underperform its benchmark?

A. Early in the period, the fund was considerably underweighted in technology and telecommunications - the sectors that drove equity markets to record heights. Our lack of exposure here was a big detractor from performance. After taking over the fund in February, I repositioned it to be more in line with expectations - with more of a growth emphasis than a value proposition - and increased the tech position to approximately 43% of net assets at the end of the period, compared to just over 16% six months ago.

Q. Was that strategy successful?

A. On a short-term basis, the repositioning seemed poorly timed. Fund performance was negatively affected by the massive rotation away from technology that began in mid-March and lasted through the end of May. Several factors contributed to the tech sell-off: interest-rate hikes, fears of a slowdown in earnings growth, high valuations and illiquidity. Tech stocks did rebound in June, however, and the fund more than doubled the return of the S&P for the month.

Q. What other changes did you make to the fund since taking over?

A. In light of margin pressures and credit concerns in the finance sector, I reduced the sector's aggregate weighting to 11.8% of net assets compared to 20.6% six months ago. I also shifted the sector's asset allocation, reducing the fund's positions in regional banks, mortgage insurance companies and GSEs - government-sponsored enterprises such as Fannie Mae and Freddie Mac - while adding more capital markets exposure, which was a plus. Two other moves also helped. I reduced the fund's consumer nondurables holdings, largely due to the elimination of the Philip Morris position. I was less enamored with the company's fundamental prospects than my predecessor. I also eliminated the fund's bond position, as I expect to focus largely on equity investments.

Q. Which stocks were among the best absolute contributors?

A. Despite the technology sector's spring decline, six of the fund's 10 best-performing stocks came from that area. Most are very familiar names: Micron Technology, Intel, Oracle, Adobe Systems, Analog Devices and Nortel. All benefited from the growth prospects surrounding the rapid acceleration and penetration of Internet- and wireless-related communications. General Electric, the fund's largest holding at the end of the period, also was a strong contributor. GE experienced an acceleration in revenue and profit growth due to market share gains, acquisitions and strong global economies. Eli Lilly was another winner, benefiting from investor appreciation of its strong product pipeline and increased confidence in the company's earnings growth potential.

Q. Which stocks did not perform as well as you expected?

A. Although I have reduced these positions dramatically since taking over the fund, Fannie Mae and Freddie Mac significantly detracted from performance during the period. Several factors caused the underperformance of these stocks, including the Federal Reserve Board's recent string of interest-rate hikes and increased political bantering about capital ratios and funding requirements. Two other disappointments were retailers Home Depot and Wal-Mart. Despite continuing to deliver strong results, these stocks came under pressure as investors grew increasingly concerned that results would come under pressure due to slowing consumer spending caused by interest-rate increases.

Q. What is your outlook, Bettina?

A. It comes down to whether the technology sector's recent struggle was a short-term rotation or a permanent change in leadership. I believe it was just a violent short-term rotation similar to what we experienced at this time last year. On a medium-term basis, I expect the companies that are the enablers of our networked, communications economy - those that provide servers, data storage, fiber optics, etc. - are going to lead, because we still appear to be in the early stages of the "e-economy" build out.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$1.5 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Boeing Co.	374,200	$ 15,646,238
Textron, Inc.	30,200	1,640,238
		17,286,476
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.3%
Praxair, Inc.	122,000	4,567,375
ENERGY - 6.4%
Energy Services - 1.3%
Baker Hughes, Inc.	36,700	1,174,400
Halliburton Co.	272,200	12,844,438
Schlumberger Ltd. (NY Shares)	92,300	6,887,888
		20,906,726
Oil & Gas - 5.1%
BP Amoco PLC sponsored ADR	221,190	12,511,059
Chevron Corp.	27,000	2,289,938
Conoco, Inc. Class B	97,868	2,403,883
Cooper Cameron Corp. (a)	72,300	4,771,800
Exxon Mobil Corp.	417,300	32,758,050
Royal Dutch Petroleum Co. (NY Shares)	178,300	10,976,594
Tosco Corp.	257,300	7,284,806
TotalFinaElf SA:
Class B	6,153	947,562
sponsored ADR	94,405	7,251,484
		81,195,176
TOTAL ENERGY		102,101,902
FINANCE - 11.8%
Banks - 1.1%
Bank of America Corp.	65,200	2,803,600
Bank of Tokyo-Mitsubishi Ltd.	255,000	3,081,070
Bank of Tokyo-Mitsubishi Ltd. ADR	44,500	539,563
Chase Manhattan Corp.	232,800	10,723,350
		17,147,583
Credit & Other Finance - 2.9%
American Express Co.	499,400	26,031,225
Citigroup, Inc.	340,200	20,497,050
		46,528,275
Federal Sponsored Credit - 4.1%
Fannie Mae	712,400	37,178,375
Freddie Mac	688,000	27,864,000
		65,042,375
Insurance - 2.2%
Allmerica Financial Corp.	41,500	2,173,563
American International Group, Inc.	184,175	21,640,563
CIGNA Corp.	92,812	8,677,922

	Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	13,700	$ 766,344
The Chubb Corp.	37,200	2,287,800
		35,546,192
Securities Industry - 1.5%
Daiwa Securities Group, Inc.	72,000	950,764
Morgan Stanley Dean Witter & Co.	155,900	12,978,675
Nomura Securities Co. Ltd.	391,000	9,570,317
		23,499,756
TOTAL FINANCE		187,764,181
HEALTH - 10.3%
Drugs & Pharmaceuticals - 9.0%
American Home Products Corp.	82,900	4,870,375
Amgen, Inc.	71,300	5,008,825
Bristol-Myers Squibb Co.	373,600	21,762,200
Eli Lilly & Co.	466,400	46,581,700
Merck & Co., Inc.	149,200	11,432,450
Pfizer, Inc.	449,693	21,585,264
Schering-Plough Corp.	650,600	32,855,300
		144,096,114
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	102,200	4,554,288
Johnson & Johnson	148,300	15,108,063
		19,662,351
TOTAL HEALTH		163,758,465
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
Electrical Equipment - 4.2%
General Electric Co.	1,269,700	67,294,088
Industrial Machinery & Equipment - 1.1%
Deere & Co.	156,600	5,794,200
Ingersoll-Rand Co.	60,400	2,431,100
Tyco International Ltd.	194,200	9,200,225
		17,425,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		84,719,613
MEDIA & LEISURE - 4.7%
Broadcasting - 1.9%
AT&T Corp. - Liberty Media Group Class A (a)	501,244	12,155,167
Charter Communications, Inc.	167,700	2,756,569
Comcast Corp. Class A (special) (a)	77,500	3,138,750
Cox Communications, Inc. Class A (a)	78,213	3,563,580
Infinity Broadcasting Corp. Class A (a)	23,400	852,638
Time Warner, Inc.	89,500	6,802,000
Univision Communications, Inc. Class A (a)	6,100	631,350
		29,900,054
Entertainment - 2.2%
Fox Entertainment Group, Inc. Class A (a)	239,400	7,271,775
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - continued
Viacom, Inc. Class B (non-vtg.) (a)	328,428	$ 22,394,684
Walt Disney Co.	133,500	5,181,469
		34,847,928
Publishing - 0.1%
McGraw-Hill Companies, Inc.	35,400	1,911,600
Restaurants - 0.5%
McDonald's Corp.	268,700	8,850,306
TOTAL MEDIA & LEISURE		75,509,888
NONDURABLES - 0.5%
Beverages - 0.1%
The Coca-Cola Co.	27,300	1,568,044
Household Products - 0.4%
Avon Products, Inc.	16,900	752,050
Clorox Co.	41,700	1,868,681
Procter & Gamble Co.	67,320	3,854,070
		6,474,801
TOTAL NONDURABLES		8,042,845
RETAIL & WHOLESALE - 4.6%
General Merchandise Stores - 2.5%
Kohls Corp. (a)	56,400	3,137,250
Target Corp.	119,400	6,925,200
Wal-Mart Stores, Inc.	533,700	30,754,463
		40,816,913
Retail & Wholesale, Miscellaneous - 2.1%
Home Depot, Inc.	394,000	19,675,375
Lowe's Companies, Inc.	320,900	13,176,956
		32,852,331
TOTAL RETAIL & WHOLESALE		73,669,244
SERVICES - 0.0%
Advertising - 0.0%
Interpublic Group of Companies, Inc.	13,800	593,400
Services - 0.0%
Gartner Group, Inc. Class B (a)	106	1,047
TOTAL SERVICES		594,447
TECHNOLOGY - 42.8%
Communications Equipment - 11.1%
Ciena Corp. (a)	61,700	10,284,619
Cisco Systems, Inc. (a)	1,046,300	66,505,444
Corning, Inc.	50,500	13,628,688
Lucent Technologies, Inc.	226,200	13,402,350
Nokia AB sponsored ADR	533,900	26,661,631

	Shares	Value (Note 1)
Nortel Networks Corp.	481,200	$ 33,380,101
Telefonaktiebolaget LM Ericsson sponsored ADR	665,500	13,310,000
		177,172,833
Computer Services & Software - 9.9%
Adobe Systems, Inc.	134,700	17,511,000
Amazon.com, Inc. (a)	10,200	370,388
America Online, Inc. (a)	266,600	14,063,150
Automatic Data Processing, Inc.	224,300	12,014,069
BEA Systems, Inc. (a)	75,100	3,712,756
BroadVision, Inc. (a)	111,400	5,660,513
Computer Sciences Corp. (a)	9,700	724,469
E.piphany, Inc.	13,000	1,393,438
First Data Corp.	61,700	3,061,863
i2 Technologies, Inc. (a)	25,800	2,690,053
InfoSpace.com, Inc. (a)	47,000	2,596,750
Microsoft Corp. (a)	242,100	19,368,000
Oracle Corp. (a)	456,600	38,382,939
Phone.com, Inc.	24,100	1,569,513
Redback Networks, Inc.	16,100	2,883,913
Siebel Systems, Inc. (a)	93,500	15,293,094
VeriSign, Inc. (a)	82,537	14,567,781
Yahoo!, Inc. (a)	23,000	2,849,125
		158,712,814
Computers & Office Equipment - 7.2%
Compaq Computer Corp.	285,500	7,298,094
Dell Computer Corp. (a)	217,200	10,710,675
EMC Corp. (a)	270,500	20,811,594
Hewlett-Packard Co.	76,600	9,565,425
International Business Machines Corp.	34,100	3,736,081
Network Appliance, Inc. (a)	154,700	12,453,350
SCI Systems, Inc. (a)	490,600	19,225,388
Sun Microsystems, Inc. (a)	345,200	31,391,625
		115,192,232
Electronic Instruments - 2.8%
Agilent Technologies, Inc.	86,915	6,409,981
Applied Materials, Inc. (a)	178,900	16,212,813
KLA-Tencor Corp. (a)	118,600	6,945,513
LAM Research Corp. (a)	404,000	15,150,000
		44,718,307
Electronics - 11.8%
Analog Devices, Inc. (a)	245,100	18,627,600
Broadcom Corp. Class A (a)	7,100	1,554,456
Flextronics International Ltd. (a)	119,171	8,185,558
Intel Corp.	316,500	42,312,094
JDS Uniphase Corp. (a)	116,200	13,929,475
Methode Electronics, Inc. Class A	4,300	166,088
Micron Technology, Inc. (a)	335,200	29,518,550
Molex, Inc. Class A	145,810	5,103,350
Motorola, Inc.	60,000	1,743,750
National Semiconductor Corp. (a)	228,600	12,973,050
Samsung Electronics Co. Ltd.	2,800	926,616
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Sanmina Corp. (a)	59,500	$ 5,087,250
SDL, Inc. (a)	13,700	3,907,069
Texas Instruments, Inc.	541,900	37,221,756
Xilinx, Inc. (a)	83,700	6,910,481
		188,167,143
TOTAL TECHNOLOGY		683,963,329
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
Southwest Airlines Co.	31,500	596,531
UTILITIES - 5.8%
Cellular - 4.5%
China Telecom (Hong Kong) Ltd. sponsored ADR (a)	34,100	6,063,406
Nextel Communications, Inc. Class A (a)	291,000	17,805,563
Nextel Partners, Inc. Class A	2,500	81,406
QUALCOMM, Inc. (a)	27,800	1,668,000
Sprint Corp. - PCS Group Series 1 (a)	316,800	18,849,600
Vodafone AirTouch PLC	122,991	509,643
Vodafone AirTouch PLC sponsored ADR	378,900	15,700,669
VoiceStream Wireless Corp. (a)	91,800	10,676,053
		71,354,340
Electric Utility - 0.3%
AES Corp. (a)	113,000	5,155,625
Telephone Services - 1.0%
Level 3 Communications, Inc. (a)	105,100	9,248,800
NEXTLINK Communications, Inc. Class A	132,800	5,038,100
U.S. WEST, Inc.	16,300	1,397,725
		15,684,625
TOTAL UTILITIES		92,194,590
TOTAL COMMON STOCKS (Cost $1,159,260,000)		1,494,768,886
Cash Equivalents - 6.9%
	Shares	Value (Note 1)
Central Cash Collateral Fund, 6.71% (b)	1,235,200	$ 1,235,200
Taxable Central Cash Fund, 6.59% (b)	109,058,384	109,058,384
TOTAL CASH EQUIVALENTS (Cost $110,293,584)		110,293,584
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,269,553,584)	1,605,062,470
NET OTHER ASSETS - (0.5)%	(7,485,639)
NET ASSETS - 100%	$ 1,597,576,831
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,110,429,310 and $1,386,467,463, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $110,516,388, respectively.

The market value of futures contracts opened and closed during the period amounted to $2,939,068 and $2,727,952, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,941 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,236,406. The fund received cash collateral of $1,235,200 which was invested in cash equivalents.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
Canada	2.1
United Kingdom	1.8
Finland	1.7
Others (individually less than 1%)	4.4
100.0%
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,270,414,331. Net unrealized appreciation aggregated $334,648,139, of which $383,735,051 related to appreciated investment securities and $49,086,912 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportuntities Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,269,553,584) - See accompanying schedule		$ 1,605,062,470
Foreign currency held at value (cost $869,073)		869,422
Receivable for investments sold		18,787,103
Receivable for fund shares sold		2,992,234
Dividends receivable		563,371
Interest receivable		475,311
Other receivables		13,116
Total assets		1,628,763,027
Liabilities
Payable to custodian bank	$ 1,150,566
Payable for investments purchased	27,237,658
Payable for fund shares redeemed	663,655
Accrued management fee	760,615
Distribution fees payable	30,888
Other payables and accrued expenses	107,614
Collateral on securities loaned, at value	1,235,200
Total liabilities		31,186,196
Net Assets		$ 1,597,576,831
Net Assets consist of:
Paid in capital		$ 1,297,693,607
Undistributed net investment income		1,554,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,177,356)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,506,057
Net Assets		$ 1,597,576,831
Initial Class: Net Asset Value, offering price and redemption price per share ($1,222,937,712 ÷ 59,348,075 shares)		$20.61
Service Class: Net Asset Value, offering price and redemption price per share ($370,163,567 ÷ 17,987,163 shares)		$20.58
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,475,552 ÷ 217,616 shares)		$20.57

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 4,944,088
Interest		2,196,303
Security lending		43,224
Total income		7,183,615
Expenses
Management fee	$ 4,713,628
Transfer agent fees	531,307
Distribution fees	171,473
Accounting and security lending fees	182,021
Non-interested trustees' compensation	2,651
Custodian fees and expenses	44,138
Registration fees	956
Audit	17,449
Legal	7,156
Reports to shareholders	7,396
Miscellaneous	395
Total expenses before reductions	5,678,570
Expense reductions	(279,920)	5,398,650
Net investment income		1,784,965
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(31,567,618)
Foreign currency transactions	(17,618)
Futures contracts	(211,116)	(31,796,352)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(41,408,261)
Assets and liabilities in foreign currencies	105	(41,408,156)
Net gain (loss)		(73,204,508)
Net increase (decrease) in net assets resulting from operations		$ (71,419,543)
Other Information Expense reductions Directed brokerage arrangements		$ 276,910
Custodian credits		3,010
		$ 279,920

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999

Operations Net investment income	$ 1,784,965	$ 21,853,752
Net realized gain (loss)	(31,796,352)	109,839,194
Change in net unrealized appreciation (depreciation)	(41,408,156)	(54,923,099)
Net increase (decrease) in net assets resulting from operations	(71,419,543)	76,769,847
Distributions to shareholders From net investment income	(21,794,226)	(17,518,652)
From net realized gain	(111,302,559)	(32,887,198)
Total distributions	(133,096,785)	(50,405,850)
Share transactions - net increase (decrease)	(84,271,368)	140,493,459
Total increase (decrease) in net assets	(288,787,696)	166,857,456
Net Assets
Beginning of period	1,886,364,527	1,719,507,071
End of period (including undistributed net investment income of $1,554,523 and $21,419,780, respectively)	$ 1,597,576,831	$ 1,886,364,527

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,804,052	$ 162,982,845	14,140,894	$ 318,792,928
Reinvested	5,190,171	107,280,842	2,116,413	45,714,518
Redeemed	(20,232,012)	(422,309,444)	(18,293,067)	(412,962,598)
Net increase (decrease)	(7,237,789)	$ (152,045,757)	(2,035,760)	$ (48,455,152)
Service Class Sold	3,431,508	$ 71,121,191	9,385,140	$ 211,858,592
Reinvested	1,249,806	25,808,498	217,292	4,691,331
Redeemed	(1,604,623)	(33,520,138)	(1,230,823)	(27,601,312)
Net increase (decrease)	3,076,691	$ 63,409,551	8,371,609	$ 188,948,611
Service Class 2 A Sold	234,557	$ 4,716,010	-	$ -
Reinvested	361	7,445	-	-
Redeemed	(17,302)	(358,617)	-	-
Net increase (decrease)	217,616	$ 4,364,838	-	$ -
Distributions From net investment income Initial Class		$ 17,669,786		$ 15,930,817
Service Class		4,123,251		1,587,835
Service Class 2 A		1,189		-
Total		$ 21,794,226		$ 17,518,652
From net realized gain Initial Class		$ 89,611,056		$ 29,783,702
Service Class		21,685,247		3,103,496
Service Class 2 A		6,256		-
Total		$ 111,302,559		$ 32,887,198
		$ 133,096,785		$ 50,405,850

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income	.02 D	.27 D	.26 D	.29 D	.26	.11
Net realized and unrealized gain (loss)	(.86)	.66	4.29	4.18	2.12	3.14
Total from investment operations	(.84)	.93	4.55	4.47	2.38	3.25
Less Distributions
From net investment income	(.28)	(.23)	(.21)	(.25)	-	(.11)
From net realized gain	(1.42)	(.43)	(.73)	(.35)	(.05)	(.07)
Total distributions	(1.70)	(.66)	(.94)	(.60)	(.05)	(.18)
Net asset value, end of period	$ 20.61	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Total Return B, C	(3.65)%	4.27%	24.61%	29.95%	18.27%	32.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,222,938	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085	$ 164,303
Ratio of expenses to average net assets	.67% A	.69%	.71%	.74%	.77%	.85% G
Ratio of expenses to average net assets after expense reductions	.64% A, H	.68% H	.70% H	.73% H	.76% H	.83% H
Ratio of net investment income to average net assets	.24% A	1.20%	1.27%	1.68%	2.29%	2.49%
Portfolio turnover	138% A	42%	29%	26%	28%	38%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.01	.25	.23	.04
Net realized and unrealized gain (loss)	(.86)	.66	4.30	.73
Total from investment operations	(.85)	.91	4.53	.77
Less Distributions
From net investment income	(.27)	(.22)	(.21)	-
From net realized gain	(1.42)	(.43)	(.73)	-
Total distributions	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 20.58	$ 23.12	$ 22.86	$ 19.27
Total ReturnB, C	(3.70)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 370,164	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.77% A	.79%	.80%	.84% A
Ratio of expenses to average net assets after expense reductions	.74% A, H	.78% H	.79% H	.83% A, H
Ratio of net investment income to average net assets	.14% A	1.09%	1.16%	1.72% A
Portfolio turnover	138% A	42%	29%	26%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 3, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 22.70
Income from Investment Operations
Net investment income (loss) D	(.00)
Net realized and unrealized gain (loss)	(.44)
Total from investment operations	(.44)
Less Distributions
From net investment income	(.27)
From net realized gain	(1.42)
Total distributions	(1.69)
Net asset value, end of period	$ 20.57
Total Return B, C	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,476
Ratio of expenses to average net assets	.96% A
Ratio of expenses to average net assets after expense reductions	.92% A, F
Ratio of net investment income (loss) to average net assets	(.05)% A
Portfolio turnover	138% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned. C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,377,496,384.11	94.671
Against	12,255,144.99	0.842
Abstain	65,286,057.94	4.487
TOTAL	1,455,037,587.04	100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 6

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,340,780,422.20	92.147
Against	27,115,319.81	1.864
Abstain	87,141,845.03	5.989
TOTAL	1,455,037,587.04	100.000

PROPOSAL 8

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,739,032.83	91.526
Against	27,683,762.48	1.903
Abstain	95,614,791.73	6.571
TOTAL	1,455,037,587.04	100.000

* Denotes trust-wide proposals and voting results.

PROPOSAL 10

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,323,899,985.14	90.987
Against	34,015,265.88	2.338
Abstain	97,122,336.02	6.675
TOTAL	1,455,037,587.04	100.000

PROPOSAL 13

Diversification - To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,328,921,810.70	91.332
Against	33,755,864.67	2.320
Abstain	92,359,911.67	6.348
TOTAL	1,455,037,587.04	100.000

PROPOSAL 14

Underwriting - To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,331,436,859.78	91.505
Against	31,609,505.60	2.173
Abstain	91,991,221.66	6.322
TOTAL	1,455,037,587.04	100.000

PROPOSAL 15

Concentration - To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,327,032,945.65	91.203
Against	34,495,489.11	2.370
Abstain	93,509,152.28	6.427
TOTAL	1,455,037,587.04	100.000

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Index 500 - Service Class 2	6.81%	23.39%	19.50%
S&P 500	7.25%	23.80%	19.89%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2 on August 27, 1992, when the fund started. As the chart shows, by June 30, 2000 the value of the investment would have grown to $40,474 - a 304.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,515 - a 315.15% increase.

Investment Summary

Top Ten Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	4.1
Intel Corp.	3.5
Cisco Systems, Inc.	3.4
Microsoft Corp.	3.3
Pfizer, Inc.	2.4
Exxon Mobil Corp.	2.1
Wal-Mart Stores, Inc.	2.0
Oracle Corp.	1.9
Nortel Networks Corp.	1.6
Citigroup, Inc.	1.6
25.9
Top Ten Market Sectors as of June 30, 2000
% of fund's net assets
Technology	32.4
Finance	12.4
Health	10.9
Utilities	9.1
Industrial Machinery & Equipment	5.7
Retail & Wholesale	5.4
Nondurables	5.4
Energy	5.3
Media & Leisure	4.4
Basic Industries	2.6

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Dean Barr, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Bankers Trust, sub-adviser of the fund

Q. How did the fund perform, Dean?

A. For the six-month period that ended June 30, 2000, the fund closely tracked the -0.42% return of the Standard & Poor's 500 Index. For the 12 months that ended June 30, 2000, fund performance also fell in line with the index, which returned 7.25%.

Q. What was the market environment like over the past six months?

A. It was a grueling round trip. The stock market battled through one of the most volatile periods on record, yet had very little to show for its efforts. Technology-enabled productivity gains helped keep the lid on inflation, allowing the economy to advance at a feverish pace. In this high-growth environment, speculative investors rallied seemingly indiscriminately around smaller-sized tech stocks expected to give shape to the new economy. Amid the tech rush, the broader market retreated into bear territory. A quarter-point interest-rate hike levied by the Federal Reserve Board in February, expected to slow the advances of new economy stocks, had the opposite effect of pushing old economy stocks lower, further widening the performance disparity between the two groups. In late March, however, the tables turned on tech stocks.

Q. What sparked this reversal of fortune?

A. Concerns about seemingly overstretched valuations and further Fed tightening spurred a flight to safety, with jittery investors fleeing smaller-cap tech stocks en masse for the predictability found in large, value-oriented companies. The S&P 500 - home to many of these well-known stocks - benefited from this migration, although the party was short-lived. Another quarter-point hike on March 24, coupled with expectations for an even bigger increase in May, pulled the entire market into a steep decline, culminating in a 5.8% drop in the index on April 14. Stocks forged a recovery later in the month, only to turn back again in May when the Fed dropped a half-point bomb on them. Investors - seeing signs of a slowdown and sensing the smoke was clearing on the rate front - eased their way back into the market, focusing on seasoned growth companies with actual revenues and earnings.

Q. What areas of technology survived the tumult, and which didn't?

A. Not surprisingly, semiconductors - providing the lifeblood for the digital age - led the way, posting impressive gains during the six-month period. Chips were in high demand thanks to growing usage of personal computers and wireless communications devices worldwide. Index standouts Intel, Micron Technology, Texas Instruments and Altera were the big winners here. Not far behind were the providers of networking equipment - central to the development of broadband services - most notably Corning, Nortel, Cisco and Network Appliance. Conversely, Internet stocks - namely AOL and Yahoo! - lost ground, as did Microsoft, which was plagued by antitrust litigation.

Q. How did other sectors of the market fare?

A. Health stocks rode the biotech wave to a strong turnaround during the period. Most biotech and genomics stocks fell sharply in the spring, but recovered nicely in June behind investors' renewed enthusiasm for the sector when researchers reported a successful mapping of the human genome. PE Corp. and Amgen were notable contributors. Drug stocks, such as Eli Lilly and Pfizer, rallied as exciting new product pipelines overcame concerns that presidential campaign rhetoric would dominate the investment landscape. Among financials, banks got a bounce out of the rotation in April and May, but ended up generally flat to down thanks to rising rates. Investment management firms and brokerage houses, however, did quite well, benefiting from robust capital markets activity. Lehman Brothers was one of the stars here. Energy stocks, particularly companies engaged in oil services, such as Baker Hughes, got a lift from the rebound in oil prices. On the downside, retailers such as Wal-Mart and Home Depot suffered from the fear of a slowdown in consumer spending. Utilities also underperformed due to the poor performance of traditional telecommunications providers, such as AT&T and WorldCom, which slipped on increased competition and pricing pressures in their long-distance businesses.

Q. What's your outlook?

A. In choosing not to raise rates further on June 28, the Fed acknowledged that the economy appears to be cooling, for now at least. More evidence of a slowdown will be needed before we can be sure that the Fed will stop tightening. Strong technology-related spending should continue to fuel productivity growth, which, hopefully, will dampen inflationary pressures and keep corporate profits rising. If so, growth stocks could prosper and continue to outperform in the coming months.

The views expressed in this report reflect those of Bankers Trust only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of June 30, 2000, more than
$4.8 billion

Manager: Bankers Trust, since 1997

3

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments June 30, 2000 (Unaudited)

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Aerospace & Defense - 1.0%
BFGoodrich Co.	41,200	$ 1,403,375
Boeing Co.	324,668	13,575,181
Honeywell International, Inc.	295,662	9,960,114
Lockheed Martin Corp.	147,986	3,671,903
Northrop Grumman Corp.	26,000	1,722,500
Rockwell International Corp.	70,900	2,233,350
Textron, Inc.	55,600	3,019,775
United Technologies Corp.	177,600	10,456,200
		46,042,398
Defense Electronics - 0.0%
Raytheon Co. Class B	126,400	2,433,200
Ship Building & Repair - 0.1%
General Dynamics Corp.	75,100	3,923,975
TOTAL AEROSPACE & DEFENSE		52,399,573
BASIC INDUSTRIES - 2.6%
Chemicals & Plastics - 1.5%
Air Products & Chemicals, Inc.	83,500	2,572,844
Armstrong Holdings, Inc.	14,900	228,156
Ashland, Inc.	26,700	936,169
Avery Dennison Corp.	42,200	2,832,675
Dow Chemical Co.	246,000	7,426,125
E.I. du Pont de Nemours and Co.	390,379	17,079,081
Eastman Chemical Co.	29,375	1,402,656
Engelhard Corp.	47,300	807,056
FMC Corp.	11,500	667,000
Great Lakes Chemical Corp.	21,600	680,400
Hercules, Inc.	39,500	555,469
Pharmacia Corp.	473,423	24,470,051
PPG Industries, Inc.	65,100	2,884,744
Praxair, Inc.	59,500	2,227,531
Rohm & Haas Co.	81,936	2,826,792
Sealed Air Corp. (a)	31,260	1,637,243
Union Carbide Corp.	50,100	2,479,950
W.R. Grace & Co. (a)	26,800	324,950
		72,038,892
Iron & Steel - 0.1%
Allegheny Technologies, Inc.	34,492	620,856
Bethlehem Steel Corp. (a)	45,000	160,313
Crane Co.	24,300	590,794
Nucor Corp.	34,900	1,158,244
USX - U.S. Steel Group	35,600	660,825
Worthington Industries, Inc.	32,550	341,775
		3,532,807
Metals & Mining - 0.3%
Alcan Aluminium Ltd.	85,157	2,645,878
Alcoa, Inc.	322,504	9,352,616
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	59,500	550,375

	Shares	Value (Note 1)
Inco Ltd. (a)	69,436	$ 1,064,638
Phelps Dodge Corp.	31,157	1,158,651
		14,772,158
Packaging & Containers - 0.1%
Ball Corp.	10,730	345,372
Bemis Co., Inc.	16,500	554,813
Crown Cork & Seal Co., Inc.	45,800	687,000
Owens-Illinois, Inc. (a)	54,800	640,475
Tupperware Corp.	20,900	459,800
		2,687,460
Paper & Forest Products - 0.6%
Boise Cascade Corp.	20,700	535,613
Fort James Corp.	83,400	1,928,625
Georgia-Pacific Corp.	64,400	1,690,500
International Paper Co.	182,336	5,435,892
Kimberly-Clark Corp.	205,632	11,798,136
Louisiana-Pacific Corp.	43,800	476,325
Mead Corp.	37,900	956,975
Pactiv Corp. (a)	70,200	552,825
Potlatch Corp.	12,100	400,813
Temple-Inland, Inc.	20,900	877,800
Westvaco Corp.	33,450	829,978
Weyerhaeuser Co.	86,900	3,736,700
Willamette Industries, Inc.	38,800	1,057,300
		30,277,482
TOTAL BASIC INDUSTRIES		123,308,799
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Fortune Brands, Inc.	61,300	1,413,731
Masco Corp.	167,000	3,016,438
Owens Corning	20,400	188,700
Sherwin-Williams Co.	62,300	1,319,981
Vulcan Materials Co.	37,500	1,600,781
		7,539,631
Construction - 0.0%
Centex Corp.	22,200	521,700
Kaufman & Broad Home Corp.	17,700	350,681
Pulte Corp.	16,100	348,163
		1,220,544
Engineering - 0.0%
Fluor Corp.	28,300	894,988
TOTAL CONSTRUCTION & REAL ESTATE		9,655,163
DURABLES - 1.6%
Autos, Tires, & Accessories - 1.0%
AutoZone, Inc. (a)	52,050	1,145,100
Cooper Tire & Rubber Co.	30,300	337,088
Cummins Engine Co., Inc.	15,500	422,375
Dana Corp.	62,466	1,323,498
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Autos, Tires, & Accessories - continued
Danaher Corp.	53,200	$ 2,630,075
Delphi Automotive Systems Corp.	213,335	3,106,691
Eaton Corp.	27,300	1,829,100
Ford Motor Co.	452,100	19,440,300
General Motors Corp.	199,878	11,605,416
Genuine Parts Co.	66,550	1,331,000
Goodyear Tire & Rubber Co.	58,700	1,174,000
Johnson Controls, Inc.	31,700	1,626,606
Navistar International Corp. (a)	24,570	763,206
PACCAR, Inc.	30,090	1,194,197
TRW, Inc.	45,400	1,969,225
Visteon Corp. (a)	59,194	717,727
		50,615,604
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	149,200	12,309,000
Snap-On, Inc.	21,900	583,088
		12,892,088
Consumer Electronics - 0.1%
Black & Decker Corp.	32,700	1,285,519
Maytag Corp.	33,100	1,220,563
Whirlpool Corp.	25,500	1,188,938
		3,695,020
Home Furnishings - 0.1%
Leggett & Platt, Inc.	73,900	1,219,350
Newell Rubbermaid, Inc.	105,493	2,716,445
		3,935,795
Textiles & Apparel - 0.1%
Liz Claiborne, Inc.	23,600	831,900
NIKE, Inc. Class B	105,900	4,216,144
Reebok International Ltd. (a)	21,300	339,469
Russell Corp.	13,000	260,000
Springs Industries, Inc. Class A	6,700	214,400
VF Corp.	44,500	1,059,656
		6,921,569
TOTAL DURABLES		78,060,076
ENERGY - 5.3%
Energy Services - 0.7%
Baker Hughes, Inc.	122,230	3,911,360
Halliburton Co.	166,700	7,866,156
McDermott International, Inc.	20,700	182,419
Rowan Companies, Inc. (a)	31,000	941,625
Schlumberger Ltd. (NY Shares)	207,200	15,462,300
Transocean Sedco Forex, Inc.	68,606	3,666,133
		32,029,993
Oil & Gas - 4.6%
Amerada Hess Corp.	34,600	2,136,550
Anadarko Petroleum Corp.	47,100	2,322,619

	Shares	Value (Note 1)
Apache Corp.	42,300	$ 2,487,769
Burlington Resources, Inc.	81,557	3,119,555
Chevron Corp.	245,700	20,838,431
Conoco, Inc. Class B	234,031	5,748,386
Exxon Mobil Corp.	1,290,933	101,338,241
Kerr-McGee Corp.	34,894	2,056,565
Occidental Petroleum Corp.	137,900	2,904,519
Phillips Petroleum Co.	95,500	4,840,656
Royal Dutch Petroleum Co. (NY Shares)	801,975	49,371,586
Sunoco, Inc.	33,700	992,044
Texaco, Inc.	206,700	11,006,775
The Coastal Corp.	79,800	4,857,825
Tosco Corp.	55,300	1,565,681
Union Pacific Resources Group, Inc.	91,912	2,022,064
Unocal Corp.	90,850	3,009,406
USX - Marathon Group	116,100	2,909,756
		223,528,428
TOTAL ENERGY		255,558,421
FINANCE - 12.4%
Banks - 4.2%
AmSouth Bancorp.	143,900	2,266,425
Bank of America Corp.	619,240	26,627,320
Bank of New York Co., Inc.	275,700	12,820,050
Bank One Corp.	429,199	11,400,598
BB&T Corp.	129,300	3,087,038
Capital One Financial Corp.	74,800	3,337,950
Chase Manhattan Corp.	462,669	21,311,691
Comerica, Inc.	59,000	2,647,625
Fifth Third Bancorp	115,725	7,319,606
First Union Corp.	369,645	9,171,816
Firstar Corp.	367,142	7,732,928
FleetBoston Financial Corp.	336,783	11,450,622
Huntington Bancshares, Inc.	84,104	1,329,895
J.P. Morgan & Co., Inc.	60,700	6,684,588
KeyCorp	168,214	2,964,772
Mellon Financial Corp.	183,500	6,686,281
National City Corp.	231,442	3,948,979
Northern Trust Corp.	83,500	5,432,719
PNC Financial Services Group, Inc.	110,400	5,175,000
Regions Financial Corp.	79,800	1,586,025
SouthTrust Corp.	63,600	1,438,950
State Street Corp.	60,000	6,363,750
Summit Bancorp	66,100	1,627,713
SunTrust Banks, Inc.	113,000	5,162,688
Synovus Finanical Corp.	101,700	1,792,463
U.S. Bancorp	275,551	5,304,357
Union Planters Corp.	51,100	1,427,606
Wachovia Corp.	76,200	4,133,850
Wells Fargo & Co.	602,100	23,331,375
		203,564,680
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Credit & Other Finance - 2.7%
American Express Co.	503,037	$ 26,220,804
Associates First Capital Corp. Class A	274,748	6,130,315
Citigroup, Inc.	1,254,329	75,573,322
Countrywide Credit Industries, Inc.	42,300	1,282,219
Household International, Inc.	177,082	7,359,971
MBNA Corp.	301,725	8,184,291
Old Kent Financial Corp.	47,775	1,277,981
Providian Financial Corp.	53,700	4,833,000
		130,861,903
Federal Sponsored Credit - 0.7%
Fannie Mae	376,500	19,648,594
Freddie Mac	260,900	10,566,450
SLM Holding Corp.	60,100	2,249,994
		32,465,038
Insurance - 2.9%
Aetna, Inc.	53,400	3,427,613
AFLAC, Inc.	99,400	4,566,188
Allstate Corp.	278,242	6,190,885
American General Corp.	92,352	5,633,472
American International Group, Inc.	576,012	67,681,410
Aon Corp.	92,525	2,874,058
CIGNA Corp.	63,000	5,890,500
Cincinnati Financial Corp.	60,300	1,895,681
Conseco, Inc.	122,116	1,190,631
Hartford Financial Services Group, Inc.	84,400	4,721,125
Jefferson-Pilot Corp.	39,700	2,240,569
Lincoln National Corp.	73,100	2,640,738
Loews Corp.	39,100	2,346,000
Marsh & McLennan Companies, Inc.	100,250	10,469,859
MBIA, Inc.	36,300	1,749,206
MGIC Investment Corp.	39,700	1,806,350
Progressive Corp.	26,600	1,968,400
SAFECO Corp.	49,400	981,825
The Chubb Corp.	68,400	4,206,600
The St. Paul Companies, Inc.	79,192	2,702,427
Torchmark Corp.	49,100	1,212,156
UnumProvident Corp.	89,638	1,798,362
		138,194,055
Savings & Loans - 0.2%
Charter One Financial, Inc.	78,400	1,803,200
Golden West Financial Corp.	60,800	2,481,400
Washington Mutual, Inc.	204,662	5,909,615
		10,194,215
Securities Industry - 1.7%
Bear Stearns Companies, Inc.	42,397	1,764,775
Charles Schwab Corp.	498,000	16,745,250
Franklin Resources, Inc.	92,900	2,821,838
Lehman Brothers Holdings, Inc.	44,700	4,226,944
Merrill Lynch & Co., Inc.	138,500	15,927,500
Morgan Stanley Dean Witter & Co.	422,912	35,207,424

	Shares	Value (Note 1)
PaineWebber Group, Inc.	53,300	$ 2,425,150
T. Rowe Price Associates, Inc.	44,700	1,899,750
		81,018,631
TOTAL FINANCE		596,298,522
HEALTH - 10.9%
Drugs & Pharmaceuticals - 7.7%
Allergan, Inc.	49,500	3,687,750
ALZA Corp. (a)	44,300	2,619,238
American Home Products Corp.	488,400	28,693,500
Amgen, Inc.	390,200	27,411,550
Bausch & Lomb, Inc.	20,100	1,555,238
Biogen, Inc. (a)	56,600	3,650,700
Bristol-Myers Squibb Co.	737,100	42,936,075
Eli Lilly & Co.	420,892	42,036,589
Medimmune, Inc. (a)	72,800	5,387,200
Merck & Co., Inc.	859,700	65,874,513
Pfizer, Inc.	2,363,825	113,463,600
Quintiles Transnational Corp. (a)	42,900	605,963
Schering-Plough Corp.	549,900	27,769,950
Sigma-Aldrich Corp.	37,500	1,096,875
Watson Pharmaceuticals, Inc. (a)	35,900	1,929,625
		368,718,366
Medical Equipment & Supplies - 2.8%
Abbott Laboratories	575,300	25,636,806
Baxter International, Inc.	109,200	7,678,125
Becton, Dickinson & Co.	94,400	2,708,100
Biomet, Inc.	42,700	1,641,281
Boston Scientific Corp. (a)	156,400	3,431,025
C.R. Bard, Inc.	19,500	938,438
Cardinal Health, Inc.	105,650	7,818,100
Guidant Corp. (a)	115,400	5,712,300
Johnson & Johnson	520,400	53,015,750
Mallinckrodt, Inc.	25,900	1,125,031
McKesson HBOC, Inc.	105,748	2,214,099
Medtronic, Inc.	446,800	22,256,225
Millipore Corp.	16,100	1,213,538
St. Jude Medical, Inc. (a)	29,329	1,345,468
		136,734,286
Medical Facilities Management - 0.4%
HCA - The Healthcare Co.	210,412	6,391,265
HEALTHSOUTH Corp. (a)	144,300	1,037,156
Humana, Inc. (a)	60,500	294,938
Manor Care, Inc. (a)	38,600	270,200
Tenet Healthcare Corp.	112,300	3,032,100
UnitedHealth Group, Inc.	63,400	5,436,550
Wellpoint Health Networks, Inc. (a)	23,800	1,724,013
		18,186,222
TOTAL HEALTH		523,638,874
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.7%
Electrical Equipment - 4.4%
American Power Conversion Corp. (a)	64,000	$ 2,612,000
Emerson Electric Co.	161,100	9,726,413
General Electric Co.	3,687,400	195,432,166
Scientific-Atlanta, Inc.	59,900	4,462,550
Thomas & Betts Corp.	21,600	413,100
W.W. Grainger, Inc.	34,600	1,066,113
		213,712,342
Industrial Machinery & Equipment - 1.2%
Briggs & Stratton Corp.	8,600	294,550
Caterpillar, Inc.	132,800	4,498,600
Cooper Industries, Inc.	35,146	1,144,442
Deere & Co.	88,500	3,274,500
Dover Corp.	77,800	3,155,763
Illinois Tool Works, Inc.	112,300	6,401,100
Ingersoll-Rand Co.	61,200	2,463,300
ITT Industries, Inc.	35,500	1,078,313
Pall Corp.	46,500	860,250
Parker-Hannifin Corp.	41,925	1,435,931
The Stanley Works	33,500	795,625
Timken Co.	22,584	420,627
Tyco International Ltd.	631,842	29,933,515
		55,756,516
Pollution Control - 0.1%
Allied Waste Industries, Inc. (a)	64,500	645,000
Waste Management, Inc.	242,209	4,601,971
		5,246,971
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		274,715,829
MEDIA & LEISURE - 4.4%
Broadcasting - 1.6%
Clear Channel Communications, Inc. (a)	127,200	9,540,000
Comcast Corp. Class A (special) (a)	337,300	13,660,650
MediaOne Group, Inc. (a)	229,200	15,199,111
Time Warner, Inc.	490,440	37,273,440
		75,673,201
Entertainment - 1.5%
Carnival Corp.	230,800	4,500,600
Viacom, Inc. Class B (non-vtg.) (a)	571,393	38,961,860
Walt Disney Co.	774,700	30,068,044
		73,530,504
Leisure Durables & Toys - 0.2%
Brunswick Corp.	34,100	564,781
Harley-Davidson, Inc.	113,200	4,358,200
Hasbro, Inc.	66,804	1,006,235
Mattel, Inc.	157,176	2,072,759
		8,001,975
Lodging & Gaming - 0.1%
Harrah's Entertainment, Inc. (a)	39,500	827,031

	Shares	Value (Note 1)
Hilton Hotels Corp.	137,800	$ 1,291,875
Marriott International, Inc. Class A	92,900	3,350,206
		5,469,112
Publishing - 0.5%
American Greetings Corp. Class A	26,200	497,800
Dow Jones & Co., Inc.	29,700	2,175,525
Gannett Co., Inc.	99,600	5,957,325
Harcourt General, Inc.	22,400	1,218,000
Knight-Ridder, Inc.	32,300	1,717,956
McGraw-Hill Companies, Inc.	74,100	4,001,400
Meredith Corp.	19,200	648,000
The New York Times Co. Class A	65,300	2,579,350
Tribune Co.	116,747	4,086,145
		22,881,501
Restaurants - 0.5%
Darden Restaurants, Inc.	50,600	822,250
McDonald's Corp.	499,300	16,445,694
Starbucks Corp. (a)	68,500	2,615,844
Tricon Global Restaurants, Inc. (a)	58,910	1,664,208
Wendy's International, Inc.	46,000	819,375
		22,367,371
TOTAL MEDIA & LEISURE		207,923,664
NONDURABLES - 5.4%
Beverages - 1.7%
Adolph Coors Co. Class B	13,200	798,600
Anheuser-Busch Companies, Inc.	168,800	12,607,250
Brown-Forman Corp. Class B (non-vtg.)	22,700	1,220,125
Coca-Cola Enterprises, Inc.	159,300	2,598,581
Seagram Co. Ltd.	165,400	9,719,554
The Coca-Cola Co.	923,900	53,066,506
		80,010,616
Foods - 1.7%
Archer-Daniels-Midland Co.	224,928	2,207,106
Bestfoods	105,300	7,292,025
Campbell Soup Co.	159,900	4,657,088
ConAgra, Inc.	183,100	3,490,344
General Mills, Inc.	113,800	4,352,850
H.J. Heinz Co.	133,850	5,855,938
Hershey Foods Corp.	50,700	2,458,950
Kellogg Co.	150,400	4,474,400
Nabisco Group Holdings Corp.	126,500	3,281,094
PepsiCo, Inc.	538,500	23,929,594
Quaker Oats Co.	50,800	3,816,350
Ralston Purina Co.	112,800	2,248,950
Sara Lee Corp.	330,900	6,390,506
Sysco Corp.	124,500	5,244,563
Wm. Wrigley Jr. Co.	43,900	3,520,231
		83,219,989
Household Products - 1.5%
Avon Products, Inc.	90,500	4,027,250
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Household Products - continued
Clorox Co.	87,700	$ 3,930,056
Colgate-Palmolive Co.	217,700	13,034,788
Gillette Co.	390,100	13,629,119
International Flavors & Fragrances, Inc.	39,100	1,180,331
Procter & Gamble Co.	491,600	28,144,100
Unilever NV (NY Shares)	214,452	9,221,436
		73,167,080
Tobacco - 0.5%
Philip Morris Companies, Inc.	854,500	22,697,656
UST, Inc.	63,900	938,531
		23,636,187
TOTAL NONDURABLES		260,033,872
PRECIOUS METALS - 0.1%
Barrick Gold Corp.	147,700	2,668,676
Homestake Mining Co.	92,200	633,875
Newmont Mining Corp.	63,065	1,363,781
Placer Dome, Inc.	122,500	1,150,118
		5,816,450
RETAIL & WHOLESALE - 5.4%
Apparel Stores - 0.3%
Gap, Inc.	318,475	9,952,344
The Limited, Inc.	161,480	3,492,005
TJX Companies, Inc.	116,600	2,186,250
		15,630,599
Drug Stores - 0.4%
CVS Corp.	146,700	5,868,000
Longs Drug Stores Corp.	14,100	306,675
Rite Aid Corp.	98,700	647,719
Walgreen Co.	376,400	12,115,375
		18,937,769
General Merchandise Stores - 2.8%
Consolidated Stores Corp. (a)	39,700	476,400
Costco Wholesale Corp. (a)	167,078	5,513,574
Dillards, Inc. Class A	37,600	460,600
Dollar General Corp.	111,616	2,176,512
Federated Department Stores, Inc. (a)	76,400	2,578,500
JCPenney Co., Inc.	95,500	1,760,781
Kmart Corp. (a)	178,800	1,218,075
Kohls Corp. (a)	122,700	6,825,188
Nordstrom, Inc.	51,200	1,235,200
Sears, Roebuck & Co.	131,700	4,296,713
Target Corp.	164,300	9,529,400
The May Department Stores Co.	125,800	3,019,200
Wal-Mart Stores, Inc.	1,664,900	95,939,863
		135,030,006

	Shares	Value (Note 1)
Grocery Stores - 0.5%
Albertson's, Inc.	160,681	$ 5,342,643
Great Atlantic & Pacific Tea, Inc.	13,900	231,088
Kroger Co. (a)	314,900	6,947,481
Safeway, Inc. (a)	185,500	8,370,688
SUPERVALU, Inc.	47,600	907,375
Winn-Dixie Stores, Inc.	53,600	767,150
		22,566,425
Retail & Wholesale, Miscellaneous - 1.4%
Alberto-Culver Co. Class B	19,900	608,194
Bed Bath & Beyond, Inc. (a)	51,700	1,874,125
Best Buy Co., Inc. (a)	76,400	4,832,300
Circuit City Stores, Inc. - Circuit City Group	76,300	2,532,206
Home Depot, Inc.	860,450	42,968,722
Lowe's Companies, Inc.	143,100	5,876,044
Office Depot, Inc. (a)	124,000	775,000
RadioShack Corp.	71,700	3,396,788
Staples, Inc. (a)	176,150	2,708,306
Tiffany & Co., Inc.	22,500	1,518,750
Toys 'R' Us, Inc. (a)	90,500	1,317,906
		68,408,341
TOTAL RETAIL & WHOLESALE		260,573,140
SERVICES - 0.6%
Advertising - 0.3%
Interpublic Group of Companies, Inc.	104,900	4,510,700
Omnicom Group, Inc.	66,300	5,904,844
Young & Rubicam, Inc.	26,000	1,486,875
		11,902,419
Leasing & Rental - 0.0%
Ryder System, Inc.	28,700	543,506
Printing - 0.0%
Deluxe Corp.	28,900	680,956
R.R. Donnelley & Sons Co.	49,100	1,107,819
		1,788,775
Services - 0.3%
Cendant Corp. (a)	260,441	3,646,174
Convergys Corp. (a)	57,700	2,993,188
Dun & Bradstreet Corp.	60,100	1,720,363
Ecolab, Inc.	48,600	1,898,438
H&R Block, Inc.	38,000	1,230,250
National Service Industries, Inc.	15,200	296,400
		11,784,813
TOTAL SERVICES		26,019,513
TECHNOLOGY - 32.4%
Communications Equipment - 7.9%
3Com Corp.	129,500	7,462,438
ADC Telecommunications, Inc. (a)	113,000	9,477,875
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Communications Equipment - continued
Andrew Corp. (a)	33,212	$ 1,114,678
Cabletron Systems, Inc. (a)	67,900	1,714,475
Cisco Systems, Inc. (a)	2,593,900	164,874,769
Comverse Technology, Inc. (a)	54,900	5,105,700
Corning, Inc.	104,600	28,228,925
Lucent Technologies, Inc.	1,224,406	72,546,056
Nortel Networks Corp.	1,103,580	76,553,641
Tellabs, Inc. (a)	151,600	10,375,125
		377,453,682
Computer Services & Software - 8.9%
Adobe Systems, Inc.	46,800	6,084,000
America Online, Inc. (a)	858,300	45,275,325
Autodesk, Inc.	22,700	787,406
Automatic Data Processing, Inc.	235,300	12,603,256
BMC Software, Inc. (a)	91,200	3,327,375
Ceridian Corp. (a)	52,400	1,260,875
Citrix Systems, Inc. (a)	67,500	1,278,281
Computer Associates International, Inc.	213,312	10,918,908
Computer Sciences Corp. (a)	62,600	4,675,438
Compuware Corp. (a)	134,700	1,397,513
Electronic Data Systems Corp.	175,900	7,255,875
Equifax, Inc.	52,200	1,370,250
First Data Corp.	156,600	7,771,275
IMS Health, Inc.	115,100	2,071,800
Mercury Interactive Corp. (a)	26,200	2,534,850
Microsoft Corp. (a)	1,961,200	156,896,000
NCR Corp. (a)	36,300	1,413,431
Novell, Inc. (a)	124,300	1,149,775
Oracle Corp. (a)	1,064,550	89,488,734
Parametric Technology Corp. (a)	101,300	1,114,300
Paychex, Inc.	138,525	5,818,050
PeopleSoft, Inc. (a)	101,000	1,691,750
Sabre Holdings Corp. Class A	52,664	1,500,924
Sapient Corp. (a)	21,400	2,288,463
Shared Medical Systems Corp.	9,500	692,906
Siebel Systems, Inc. (a)	76,200	12,463,463
Unisys Corp. (a)	116,600	1,697,988
VERITAS Software Corp. (a)	148,600	16,794,122
Yahoo!, Inc. (a)	201,500	24,960,813
		426,583,146
Computers & Office Equipment - 7.1%
Adaptec, Inc. (a)	38,500	875,875
Apple Computer, Inc. (a)	128,000	6,704,000
Compaq Computer Corp.	647,762	16,558,416
Dell Computer Corp. (a)	956,200	47,152,613
EMC Corp. (a)	810,750	62,377,078
Gateway, Inc. (a)	119,100	6,758,925
Hewlett-Packard Co.	373,700	46,665,788
International Business Machines Corp.	662,500	72,585,156

	Shares	Value (Note 1)
Lexmark International Group, Inc. Class A (a)	48,100	$ 3,234,725
Network Appliance, Inc. (a)	116,300	9,362,150
Pitney Bowes, Inc.	99,800	3,992,000
Seagate Technology, Inc. (a)	78,400	4,312,000
Sun Microsystems, Inc. (a)	596,700	54,262,406
Xerox Corp.	250,000	5,187,500
		340,028,632
Electronic Instruments - 1.2%
Agilent Technologies, Inc.	169,020	12,465,225
Applied Materials, Inc. (a)	297,800	26,988,125
KLA-Tencor Corp. (a)	68,000	3,982,250
Novellus Systems, Inc. (a)	43,001	2,432,244
PE Corp. - Biosystems Group	78,000	5,138,250
PerkinElmer, Inc.	18,400	1,216,700
Tektronix, Inc.	17,050	1,261,700
Teradyne, Inc. (a)	64,900	4,770,150
Thermo Electron Corp. (a)	57,200	1,204,775
		59,459,419
Electronics - 7.2%
Advanced Micro Devices, Inc. (a)	60,200	4,650,450
Altera Corp. (a)	76,200	7,767,638
Analog Devices, Inc. (a)	131,200	9,971,200
Broadcom Corp. Class A (a)	79,300	17,361,744
Conexant Systems, Inc. (a)	81,900	3,982,388
Intel Corp.	1,252,400	167,430,225
Linear Technology Corp.	116,400	7,442,325
LSI Logic Corp. (a)	111,900	6,056,588
Maxim Integrated Products, Inc. (a)	103,800	7,051,913
Micron Technology, Inc. (a)	210,800	18,563,575
Molex, Inc.	73,700	3,546,813
Motorola, Inc.	796,515	23,148,717
National Semiconductor Corp. (a)	64,500	3,660,375
Sanmina Corp. (a)	48,200	4,121,100
Solectron Corp. (a)	222,400	9,313,000
Texas Instruments, Inc.	616,700	42,359,581
Xilinx, Inc. (a)	120,000	9,907,500
		346,335,132
Photographic Equipment - 0.1%
Eastman Kodak Co.	118,000	7,021,000
Polaroid Corp.	16,700	301,644
		7,322,644
TOTAL TECHNOLOGY		1,557,182,655
TRANSPORTATION - 0.6%
Air Transportation - 0.2%
AMR Corp.	55,300	1,461,994
Delta Air Lines, Inc.	48,200	2,437,113
Southwest Airlines Co.	183,575	3,476,452
US Airways Group, Inc. (a)	26,700	1,041,300
		8,416,859
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	160,054	$ 3,671,239
CSX Corp.	81,638	1,729,705
Kansas City Southern Industries, Inc.	39,800	3,529,763
Norfolk Southern Corp.	138,500	2,060,188
Union Pacific Corp.	92,900	3,454,719
		14,445,614
Trucking & Freight - 0.1%
FedEx Corp. (a)	109,140	4,147,320
TOTAL TRANSPORTATION		27,009,793
UTILITIES - 9.1%
Cellular - 1.3%
ALLTEL Corp.	117,300	7,265,269
Nextel Communications, Inc. Class A (a)	283,000	17,316,063
QUALCOMM, Inc. (a)	279,800	16,788,000
Sprint Corp. - PCS Group Series 1 (a)	341,400	20,313,300
		61,682,632
Electric Utility - 1.6%
AES Corp. (a)	154,400	7,044,500
Ameren Corp.	46,700	1,576,125
American Electric Power Co., Inc.	121,837	3,609,421
Cinergy Corp.	53,613	1,363,781
CMS Energy Corp.	42,800	946,950
Consolidated Edison, Inc.	84,900	2,515,163
Constellation Energy Corp.	51,200	1,667,200
CP&L Energy, Inc.	50,400	1,609,650
Dominion Resources, Inc.	89,557	3,839,756
DTE Energy Co.	57,100	1,745,119
Duke Energy Corp.	140,707	7,932,357
Edison International	124,200	2,546,100
Entergy Corp.	86,000	2,338,125
FirstEnergy Corp.	78,900	1,844,288
Florida Progress Corp.	37,100	1,739,063
FPL Group, Inc.	67,700	3,351,150
GPU, Inc.	40,900	1,106,856
New Century Energies, Inc.	37,800	1,134,000
Niagara Mohawk Holdings, Inc. (a)	67,500	940,781
Northern States Power Co.	46,900	946,794
PECO Energy Co.	63,400	2,555,813
PG&E Corp.	144,000	3,546,000
Pinnacle West Capital Corp.	32,400	1,097,550
PPL Corp.	50,640	1,110,915
Public Service Enterprise Group, Inc.	81,300	2,815,013
Reliant Energy, Inc.	102,322	3,024,894
Southern Co.	242,400	5,650,950

	Shares	Value (Note 1)
TXU Corp.	98,500	$ 2,905,750
Unicom Corp.	66,400	2,568,850
		75,072,914
Gas - 0.7%
Columbia Energy Group	30,400	1,995,000
Eastern Enterprises Co.	10,100	636,300
El Paso Energy Corp.	85,300	4,344,969
Enron Corp.	278,100	17,937,450
NICOR, Inc.	17,600	574,200
ONEOK, Inc.	11,506	298,437
Peoples Energy Corp.	13,300	430,588
Sempra Energy	75,141	1,277,397
Williams Companies, Inc.	162,400	6,770,050
		34,264,391
Telephone Services - 5.5%
AT&T Corp.	1,175,405	37,172,183
Bell Atlantic Corp.	577,578	29,348,182
BellSouth Corp.	704,500	30,029,313
CenturyTel, Inc.	52,300	1,503,625
Global Crossing Ltd. (a)	318,725	8,386,452
GTE Corp.	359,800	22,397,550
Qwest Communications International, Inc. (a)	9,947	494,242
SBC Communications, Inc.	1,275,870	55,181,378
Sprint Corp. - FON Group	326,600	16,656,600
U.S. WEST, Inc.	189,492	16,248,939
WorldCom, Inc. (a)	1,074,655	49,299,798
		266,718,262
TOTAL UTILITIES		437,738,199
TOTAL COMMON STOCKS (Cost $2,899,268,000)		4,695,932,543
U.S. Treasury Obligations - 2.4%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.68% to 6.25% 7/6/00 to 10/19/00 (b) (Cost $114,604,574)	-	$ 116,450,000	114,682,780
Cash Equivalents - 0.8%
		Shares
Bankers Trust Institutional Daily Asset Fund, 6.66% (c) (Cost $39,754,793)		39,754,793	39,754,793
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $3,053,627,367)	4,850,370,116
NET OTHER ASSETS - (1.0)%	(46,355,055)
NET ASSETS - 100%	$ 4,804,015,061
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/Loss
Purchased
274 S&P 500 Stock Index Contracts	Sept. 2000	$ 100,564,851	$ (654,705)
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,127,769.
(c) The rate quoted is the annualized daily yield of the fund at period end.
Other Information

Purchases of securities, other than short-term securities aggregated $222,776,885. Sales of securities, other than short-term securities, aggregated $923,876,945, of which $766,371,542 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $35,507,297 on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $600,789,704 and $561,095,562, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Bankers Trust Company. The commissions paid to these affiliated firms were $0 and $19,320, respectively, for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $38,752,243. The fund received cash collateral of $39,754,793 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $3,058,068,454. Net unrealized appreciation aggregated $1,792,301,662, of which $2,059,068,748 related to appreciated investment securities and $266,767,086 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $3,053,627,367) - See accompanying schedule		$ 4,850,370,116
Cash		810,569
Receivable for investments sold		1,449,070
Receivable for fund shares sold		13,222,207
Dividends receivable		3,661,604
Interest receivable		4,847
Receivable for daily variation on futures contracts		802,951
Total assets		4,870,321,364
Liabilities
Payable for investments purchased	$ 21,169,951
Payable for fund shares redeemed	4,225,085
Accrued management fee	799,398
Other payables and accrued expenses	357,076
Collateral on securities loaned, at value	39,754,793
Total liabilities		66,306,303
Net Assets		$ 4,804,015,061
Net Assets consist of:
Paid in capital		$ 2,966,769,627
Undistributed net investment income		23,406,752
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,750,423
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,796,088,259
Net Assets		$ 4,804,015,061
Initial Class: Net Asset Value, offering price and redemption price per share ($4,803,913,226 ÷ 29,306,593 shares)		$163.92
Service Class 2: Net Asset Value, offering price and redemption price per share ($101,835 ÷ 622 shares)		$163.72

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 27,728,094
Interest		2,374,504
Security lending		273,278
Total income		30,375,876
Expenses
Management fee	$ 6,002,485
Transfer agent fees	1,638,175
Distribution fees	116
Accounting fees	331,008
Non-interested trustees' compensation	8,015
Registration fees	59,131
Audit	33,825
Legal	17,261
Miscellaneous	37,818
Total expenses before reductions	8,127,834
Expense reductions	(1,159,409)	6,968,425
Net investment income		23,407,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	30,967,239
Foreign currency transactions	53
Futures contracts	(7,060,446)	23,906,846
Change in net unrealized appreciation (depreciation) on:
Investment securities	(91,497,383)
Assets and liabilities in foreign currencies	215
Futures contracts	(1,826,245)	(93,323,413)
Net gain (loss)		(69,416,567)
Net increase (decrease) in net assets resulting from operations		$ (46,009,116)
Other Information Expense reductions FMR reimbursement:
Initial Class		$ 1,138,105
Service Class 2		22
Custodian credits		21,282
		$ 1,159,409

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 23,407,451	$ 51,674,088
Net realized gain (loss)	23,906,846	9,155,111
Change in net unrealized appreciation (depreciation)	(93,323,413)	832,662,055
Net increase (decrease) in net assets resulting from operations	(46,009,116)	893,491,254
Distributions to shareholders From net investment income	(51,736,686)	(39,106,912)
From net realized gain	(22,615,438)	(26,536,833)
Total distributions	(74,352,124)	(65,643,745)
Share transactions - net increase (decrease)	(614,358,389)	938,819,660
Total increase (decrease) in net assets	(734,719,629)	1,766,667,169
Net Assets
Beginning of period	5,538,734,690	3,772,067,521
End of period (including undistributed net investment income of $23,406,752 and $51,598,237, respectively)	$ 4,804,015,061	$ 5,538,734,690

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,611,791	$ 746,908,804	12,455,112	$ 1,868,929,324
Reinvested	477,249	74,350,653	468,884	65,643,745
Redeemed	(8,866,876)	(1,435,720,785)	(6,545,615)	(995,753,409)
Net increase (decrease)	(3,777,836)	$ (614,461,328)	6,378,381	$ 938,819,660
Service Class 2 A Sold	612	$ 101,469	-	$ -
Reinvested	10	1,470	-	-
Redeemed	-	-	-	-
Net increase (decrease)	622	$ 102,939	-	$ -
Distributions From net investment income Initial Class		$ 51,735,663		$ 39,106,912
Service Class 2 A		1,023		-
Total		$ 51,736,686		$ 39,106,912
From net realized gain Initial Class		$ 22,614,991		$ 26,536,833
Service Class 2 A		447		-
Total		$ 22,615,438		$ 26,536,833
		$ 74,352,124		$ 65,643,745

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71	$ 56.22
Income from Investment Operations
Net investment income	.76 D	1.64 D	1.65 D	1.80 D	1.04	.85
Net realized and unrealized gain (loss)	(1.85)	26.88	29.70	26.67	15.55	19.72
Total from investment operations	(1.09)	28.52	31.35	28.47	16.59	20.57
Less Distributions
From net investment income	(1.67)	(1.40)	(1.36)	(1.03)	(.91)	(.95)
From net realized gain	(.73)	(.95)	(3.15)	(2.09)	(2.34)	(.11)
In excess of net realized gain	-	-	-	-	-	(.02)
Total distributions	(2.40)	(2.35)	(4.51)	(3.12)	(3.25)	(1.08)
Net asset value, end of period	$ 163.92	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71
Total Return B, C	(0.58)%	20.52%	28.31%	32.83%	22.71%	37.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,803,913	$ 5,538,735	$ 3,772,068	$ 2,098,042	$ 823,243	$ 245,700
Ratio of expenses to average net assets	.28% A, F	.28% F	.28% F	.28% F	.28% F	.28% F
Ratio of net investment income to average net assets	.94% A	1.09%	1.33%	1.74%	2.26%	2.70%
Portfolio turnover	9% A	8%	4%	9%	14%	16%

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 163.25
Income from Investment Operations
Net investment income D	.52
Net realized and unrealized gain (loss)	2.35 G
Total from investment operations	2.87
Less Distributions
From net investment income	(1.67)
From net realized gain	(.73)
Total distributions	(2.40)
Net asset value, end of period	$ 163.72
Total Return B, C	1.83%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Ratio of expenses to average net assets	.53% A, F
Ratio of net investment income to average net assets	.69% A
Portfolio turnover	9% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class 2	-1.21%	17.77%
S&P 500	7.25%	22.43%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $17,730 - a 77.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,310 - a
103.10% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
Microsoft Corp.	4.3
Exxon Mobil Corp.	4.2
Fannie Mae	3.9
Intel Corp.	3.8
Cisco Systems, Inc.	3.7
19.9
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	23.2
Finance	18.2
Utilities	10.0
Health	7.0
Energy	6.1
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks and Equity Futures 90.2%
Short-Term Investments and Net Other Assets 9.8%

* Foreign investments 6.2%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the six- and 12-month periods that ended June 30, 2000, the fund's returns fell short of the -0.42% and 7.25% returns recorded by the Standard & Poor's 500 Index, respectively.

Q. Why did the fund underperform the index during the past six months?

A. At the beginning of the period, one of the primary difficulties was an underweighting in the technology sector. This time period witnessed a speculative bubble in technology shares that finally burst in the spring of 2000, flattening many formerly high-flying technology stocks that had little or no earnings. The fund's emphasis on growth at a reasonable price prevented it from owning many of the best-performing stocks during this period. An overweighting in the finance sector, which faced a stiff headwind in the form of sharply higher interest rates, also undermined performance. Stock selection in the finance sector hurt as well, as a number of the fund's finance holdings detracted significantly from performance.

Q. The Federal Reserve Board raised short-term interest rates three times during the period. Why did you continue to overweight finance stocks, which tend to do poorly when rates rise?

A. Most of the overweighting was accounted for by two mortgage loan providers: Fannie Mae and Freddie Mac. These government-sponsored enterprises (GSEs) tend to be less sensitive to rising interest rates than banks, which I underweighted. Although the share prices of these two holdings did poorly during the period, they did not accurately reflect the earnings outlook, which remained excellent. Unfortunately, the herd instinct took over, and investors appeared to lump Fannie and Freddie with the rate-sensitive segments of the finance sector. Since the spring correction, however, investors have seemed more willing to evaluate stocks on the basis of earnings and other fundamental factors - a potentially positive development for these two stocks.

Q. What stocks did well for the fund?

A. Intel was one of the better performers. The stock firmed because of a shortage of microprocessors and expectations of improving personal computer demand in the second half of 2000. Intel also manufactures memory components for the cellular phone market, which experienced robust growth during the period. Another technology standout, Cisco Systems, has a significant share of the market for the routers used to expand the Internet. Drug giant Eli Lilly also per-
formed well. The company had a very successful test of Zovant, a new drug for treating sepsis, or blood poisoning. In addition, Lilly benefited from greater investor interest in drug stocks, which are thought to offer relatively stable earnings streams in a slowing economy.

Q. What stocks were disappointing?

A. The biggest detractor, Microsoft, received an unfavorable ruling in the federal government's antitrust suit against the company. The ruling may, despite the company's appeals, result in splitting Microsoft into two separate companies. In the consumer nondurables sector, Procter & Gamble fell sharply following a warning from the company that its earnings would fall short of analysts' estimates due, in part, to higher raw materials prices. Freddie Mac and Fannie Mae also made the list of stocks that detracted most from performance. This is a case where I felt that investors missed the boat - for the reasons I gave previously. Because of my strong conviction about these stocks, I used weakness in their prices as an opportunity to add to the fund's positions in them.

Q. What's your outlook, Louis?

A. Higher interest rates have begun to slow the economy, and I believe that more slowing can be expected over the next six to 12 months, as the Federal Reserve Board's series of interest-rate hikes percolates through the economy. While a slowing economy should alleviate concerns about inflation, it might also create a lot more earnings risk. With valuations relatively high, we probably will continue to see stocks punished severely when a company fails to meet earnings estimates. Investing in stocks with attractive growth prospects at reasonable prices is the fund's overall strategy, but finding companies that can deliver stable earnings growth under a variety of economic conditions also will be important in the period just ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of June 30, 2000, more than $1.2 billion

Manager: Louis Salemy, since 1998; manager, Fidelity Growth & Income II, since 1998; various Fidelity Select Portfolios, 1992-1998; joined Fidelity in 1992

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Boeing Co.	181,300	$ 7,580,606
BASIC INDUSTRIES - 0.4%
Packaging & Containers - 0.4%
Ball Corp.	165,401	5,323,845
CONSTRUCTION & REAL ESTATE - 1.2%
Real Estate Investment Trusts - 1.2%
Equity Office Properties Trust	263,600	7,265,475
Equity Residential Properties Trust (SBI)	159,000	7,314,000
		14,579,475
DURABLES - 1.8%
Consumer Durables - 0.8%
Minnesota Mining & Manufacturing Co.	118,700	9,792,750
Consumer Electronics - 1.0%
General Motors Corp. Class H (a)	139,800	12,267,450
TOTAL DURABLES		22,060,200
ENERGY - 6.1%
Energy Services - 0.8%
Schlumberger Ltd. (NY Shares)	123,700	9,231,113
Oil & Gas - 5.3%
BP Amoco PLC sponsored ADR	232,262	13,137,319
Exxon Mobil Corp.	661,528	51,929,948
		65,067,267
TOTAL ENERGY		74,298,380
FINANCE - 18.2%
Banks - 4.2%
Bank of New York Co., Inc.	536,700	24,956,550
Mellon Financial Corp.	316,900	11,547,044
Wachovia Corp.	271,200	14,712,600
		51,216,194
Credit & Other Finance - 3.7%
American Express Co.	298,600	15,564,525
Associates First Capital Corp. Class A	1,363,000	30,411,938
		45,976,463
Federal Sponsored Credit - 7.3%
Fannie Mae	918,200	47,918,563
Freddie Mac	1,021,132	41,355,846
		89,274,409
Insurance - 0.9%
American International Group, Inc.	76,537	8,993,098
PMI Group, Inc.	47,800	2,270,500
		11,263,598
Securities Industry - 2.1%
Charles Schwab Corp.	218,150	7,335,294

	Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	68,200	$ 7,843,000
Morgan Stanley Dean Witter & Co.	127,200	10,589,400
		25,767,694
TOTAL FINANCE		223,498,358
HEALTH - 7.0%
Drugs & Pharmaceuticals - 6.4%
Allergan, Inc.	90,600	6,749,700
Bristol-Myers Squibb Co.	447,100	26,043,575
Eli Lilly & Co.	385,400	38,491,825
Merck & Co., Inc.	91,100	6,980,538
		78,265,638
Medical Equipment & Supplies - 0.6%
Baxter International, Inc.	109,500	7,699,219
TOTAL HEALTH		85,964,857
INDUSTRIAL MACHINERY & EQUIPMENT - 4.5%
Electrical Equipment - 2.6%
General Electric Co.	599,700	31,784,100
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	144,700	4,901,713
Ingersoll-Rand Co.	132,400	5,329,100
Tyco International Ltd.	266,720	12,635,860
		22,866,673
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		54,650,773
MEDIA & LEISURE - 5.8%
Broadcasting - 4.0%
Comcast Corp. Class A (special) (a)	230,500	9,335,250
EchoStar Communications Corp. Class A (a)	327,800	10,853,253
Infinity Broadcasting Corp. Class A (a)	408,825	14,896,561
Pegasus Communications Corp. (a)	282,900	13,879,781
		48,964,845
Entertainment - 0.7%
Walt Disney Co.	217,800	8,453,363
Publishing - 1.1%
McGraw-Hill Companies, Inc.	256,500	13,851,000
TOTAL MEDIA & LEISURE		71,269,208
NONDURABLES - 3.4%
Foods - 1.1%
Bestfoods	166,700	11,543,975
Nabisco Holdings Corp. Class A	43,800	2,299,500
		13,843,475
Household Products - 0.2%
Procter & Gamble Co.	40,300	2,307,175
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Tobacco - 2.1%
Philip Morris Companies, Inc.	941,760	$ 25,015,500
TOTAL NONDURABLES		41,166,150
RETAIL & WHOLESALE - 5.6%
Drug Stores - 0.9%
Walgreen Co.	322,500	10,380,469
General Merchandise Stores - 2.5%
Wal-Mart Stores, Inc.	539,800	31,105,975
Retail & Wholesale, Miscellaneous - 2.2%
Bed Bath & Beyond, Inc. (a)	233,900	8,478,875
Home Depot, Inc.	374,000	18,676,625
		27,155,500
TOTAL RETAIL & WHOLESALE		68,641,944
SERVICES - 0.3%
Advertising - 0.3%
Omnicom Group, Inc.	35,100	3,126,094
TECHNOLOGY - 23.2%
Communications Equipment - 6.5%
Cisco Systems, Inc. (a)	715,300	45,466,256
Lucent Technologies, Inc.	72,000	4,266,000
Nokia AB sponsored ADR	260,700	13,018,706
Nortel Networks Corp.	246,000	17,064,640
		79,815,602
Computer Services & Software - 6.8%
Adobe Systems, Inc.	53,400	6,942,000
IMS Health, Inc.	595,000	10,710,000
Intuit, Inc. (a)	99,800	4,129,225
Microsoft Corp. (a)	659,100	52,727,994
VERITAS Software Corp. (a)	73,800	8,340,553
		82,849,772
Computers & Office Equipment - 3.9%
Compaq Computer Corp.	630,900	16,127,381
EMC Corp. (a)	249,300	19,180,519
Pitney Bowes, Inc.	301,400	12,056,000
		47,363,900
Electronics - 6.0%
Intel Corp.	345,500	46,189,031
LSI Logic Corp. (a)	90,600	4,903,725
Micron Technology, Inc. (a)	81,400	7,168,288
Texas Instruments, Inc.	226,200	15,537,113
		73,798,157
TOTAL TECHNOLOGY		283,827,431

	Shares	Value (Note 1)
UTILITIES - 10.0%
Cellular - 3.6%
Nextel Communications, Inc. Class A (a)	374,500	$ 22,914,719
Vodafone AirTouch PLC sponsored ADR	524,900	21,750,544
		44,665,263
Electric Utility - 0.5%
IPALCO Enterprises, Inc.	302,800	6,093,850
Telephone Services - 5.9%
Allegiance Telecom, Inc. (a)	119,400	7,641,600
AT&T Corp.	235,450	7,446,106
BellSouth Corp.	248,200	10,579,525
NEXTLINK Communications, Inc. Class A	203,800	7,731,663
Qwest Communications International, Inc. (a)	137,700	6,841,969
SBC Communications, Inc.	728,530	31,508,923
WorldCom, Inc. (a)	1	23
		71,749,809
TOTAL UTILITIES		122,508,922
TOTAL COMMON STOCKS (Cost $974,550,110)		1,078,496,243
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 5.57% 8/17/00 (c) (Cost $1,488,940)	$ 1,500,000	1,489,463
Cash Equivalents - 11.9%
	Shares
Central Cash Collateral Fund, 6.71% (b)	5,919,200	5,919,200
Taxable Central Cash Fund, 6.59% (b)	140,027,095	140,027,095
TOTAL CASH EQUIVALENTS (Cost $145,946,295)		145,946,295
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,121,985,345)		1,225,932,001
NET OTHER ASSETS - (0.1)%		(717,905)
NET ASSETS - 100%		$ 1,225,214,096
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
70 S&P 500 Stock Index Contracts	Sept. 2000	$ 25,691,750	$ (194,795)
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,489,463.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $339,324,728 and $468,732,226, respectively.
The market value of futures contracts opened and closed during the period amounted to $73,545,687 and $48,716,990, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,856 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,002,310. The fund received cash collateral of $5,919,200 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,123,779,759. Net unrealized appreciation aggregated $102,152,242, of which $210,748,476 related to appreciated investment securities and $108,596,234 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,121,985,345) - See accompanying schedule		$ 1,225,932,001
Receivable for investments sold		9,778,991
Receivable for fund shares sold		972,216
Dividends receivable		979,605
Interest receivable		739,383
Receivable for daily variation on futures contracts		176,750
Other receivables		15,747
Total assets		1,238,594,693
Liabilities
Payable for investments purchased	$ 5,986,196
Payable for fund shares redeemed	898,008
Accrued management fee	485,655
Distribution fees payable	13,646
Other payables and accrued expenses	77,892
Collateral on securities loaned, at value	5,919,200
Total liabilities		13,380,597
Net Assets		$ 1,225,214,096
Net Assets consist of:
Paid in capital		$ 1,061,452,605
Undistributed net investment income		6,495,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,514,137
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		103,751,859
Net Assets		$ 1,225,214,096
Initial Class: Net Asset Value, offering price and redemption price per share ($1,057,884,369 ÷ 68,340,631 shares)		$15.48
Service Class: Net Asset Value, offering price and redemption price per share ($165,011,887 ÷ 10,707,166 shares)		$15.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,317,840 ÷ 150,497 shares)		$15.40

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 6,835,962
Interest		2,943,179
Security lending		86,077
Total income		9,865,218
Expenses
Management fee	$ 2,904,405
Transfer agent fees	394,900
Distribution fees	64,785
Accounting and security lending fees	148,951
Non-interested trustees' compensation	1,956
Custodian fees and expenses	12,206
Audit	12,783
Legal	5,249
Reports to shareholders	4,672
Miscellaneous	303
Total expenses before reductions	3,550,210
Expense reductions	(82,248)	3,467,962
Net investment income		6,397,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	54,093,706
Foreign currency transactions	8,989
Futures contracts	1,057,848	55,160,543
Change in net unrealized appreciation (depreciation) on:
Investment securities	(94,278,054)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(194,795)	(94,472,851)
Net gain (loss)		(39,312,308)
Net increase (decrease) in net assets resulting from operations		$ (32,915,052)
Other Information Expense reductions Directed brokerage arrangements		$ 81,894
Custodian credits		354
		$ 82,248

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,397,256	$ 14,349,137
Net realized gain (loss)	55,160,543	94,527,839
Change in net unrealized appreciation (depreciation)	(94,472,851)	5,576,047
Net increase (decrease) in net assets resulting from operations	(32,915,052)	114,453,023
Distributions to shareholders From net investment income	(14,244,194)	(7,463,706)
From net realized gain	(92,962,107)	(14,927,412)
Total distributions	(107,206,301)	(22,391,118)
Share transactions - net increase (decrease)	10,338,716	102,753,346
Total increase (decrease) in net assets	(129,782,637)	194,815,251
Net Assets
Beginning of period	1,354,996,733	1,160,181,482
End of period (including undistributed net investment income of $6,495,495 and $14,353,340, respectively)	$ 1,225,214,096	$ 1,354,996,733

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,848,084	$ 75,165,202	16,149,212	$ 265,569,682
Reinvested	6,348,551	97,958,146	1,401,034	21,996,237
Redeemed	(15,652,464)	(244,802,304)	(15,445,916)	(257,900,936)
Net increase (decrease)	(4,455,829)	$ (71,678,956)	2,104,330	$ 29,664,983
Service Class Sold	4,709,059	$ 72,777,536	4,435,269	$ 73,604,463
Reinvested	601,152	9,239,713	25,216	394,881
Redeemed	(148,738)	(2,281,362)	(55,277)	(910,981)
Net increase (decrease)	5,161,473	$ 79,735,887	4,405,208	$ 73,088,363
Service Class 2 A Sold	149,950	$ 2,273,384	-	$ -
Reinvested	550	8,442	-	-
Redeemed	(3)	(41)	-	-
Net increase (decrease)	150,497	$ 2,281,785	-	$ -
Distributions From net investment income Initial Class		$ 13,015,418		$ 7,332,079
Service Class		1,227,654		131,627
Service Class 2 A		1,122		-
Total		$ 14,244,194		$ 7,463,706
From net realized gain Initial Class		$ 84,942,728		$ 14,664,158
Service Class		8,012,059		263,254
Service Class 2 A		7,320		-
Total		$ 92,962,107		$ 14,927,412
		$ 107,206,301		$ 22,391,118
A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996 H
Net asset value, beginning of period	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.08 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.47)	1.27	3.54	2.84	(.10)
Total from investment operations	(.39)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)	-
From net realized gain	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 15.48	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(2.23)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,057,884	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets	.57% A	.60%	.61%	.70%	1.00% A, F
Ratio of expenses to average net assets after expense reductions	.56% A, G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.06% A	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover	60% A	58%	66%	81%	0% A

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.07	.16	.15	.03
Net realized and unrealized gain (loss)	(.47)	1.27	3.50	.49
Total from investment operations	(.40)	1.43	3.65	.52
Less Distributions
From net investment income	(.19)	(.10)	-	(.08)
From net realized gain	(1.24)	(.20)	(.07)	(.26)
Total distributions	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 15.41	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(2.30)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 165,012	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.67% A	.70%	.71%	.80% A
Ratio of expenses to average net assets after expense reductions	.66% A, G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	.96% A	.98%	1.05%	1.24% A
Portfolio turnover	60% A	58%	66%	81%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period December 31, 1996 (commencement of operations of Initial Class shares).

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 F
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 16.94
Income from Investment Operations
Net investment income D	.05
Net realized and unrealized gain (loss)	(.16)
Total from investment operations	(.11)
Less Distributions
From net investment income	(.19)
From net realized gain	(1.24)
Total distributions	(1.43)
Net asset value, end of period	$ 15.40
Total Return B, C	(0.63)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,318
Ratio of expenses to average net assets	.81% A
Ratio of expenses to average net assets after expense reductions	.80% A, E
Ratio of net investment income to average net assets	.82% A
Portfolio turnover	60% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,094,741,303.86	94.882
Against	8,150,336.78	0.707
Abstain	50,895,725.39	4.411
TOTAL	1,153,787,366.03	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,065,660,945.04	92.362
Against	14,930,318.61	1.294
Abstain	73,196,102.38	6.344
TOTAL	1,153,787,366.03	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,052,012,765.56	91.179
Against	14,716,021.72	1.276
Abstain	87,058,578.75	7.545
TOTAL	1,153,787,366.03	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,047,279,358.30	90.769
Against	18,168,639.12	1.575
Abstain	88,339,368.61	7.656
TOTAL	1,153,787,366.03	100.000

PROPOSAL 7

To amend the fundamental investment limitation concerning diversification.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,045,547,591.12	90.619
Against	27,126,923.06	2.351
Abstain	81,112,851.85	7.030
TOTAL	1,153,787,366.03	100.000

PROPOSAL 8

To amend the fundamental limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,041,821,757.51	90.296
Against	27,809,789.09	2.410
Abstain	84,155,819.43	7.294
TOTAL	1,153,787,366.03	100.000

PROPOSAL 9

To amend the fundamental limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	1,042,706,287.48	90.372
Against	26,973,368.78	2.338
Abstain	84,107,709.77	7.290
TOTAL	1,153,787,366.03	100.000

* Denotes trust-wide proposals and voting results.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Equity-Income - Service Class 2	-8.34%	14.22%	14.64%
Russell 3000 Value	-8.38%	17.20%	15.03%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2 on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $39,212 - a 292.12% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,554 - a 305.54% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.8
Citigroup, Inc.	3.6
Exxon Mobil Corp.	3.4
BP Amoco PLC sponsored ADR	2.6
Viacom, Inc. Class B (non-vtg.)	2.4
15.8
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Finance	24.2
Energy	15.9
Utilities	10.3
Health	7.8
Industrial Machinery & Equipment	7.6
Asset Allocation as of June 30, 2000
% of fund's net assets*
Stocks 96.5%
Bonds 2.1%
Short-Term Investments and Net Other Assets 1.4%

* Foreign investments 9.7%

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Steve Petersen,
Portfolio Manager of
Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period ending June 30, 2000, the fund outperformed the Russell 3000 Value Index, which returned -3.56%. The fund also outperformed the Russell index's 12-month return of -8.38% for the one-year period ending June 30, 2000.

Q. What helped the fund outperform its benchmark?

A. The most important aspect of the fund's performance relative to the index was the huge swing in technology stock prices and the impact it had. From the beginning of the year through mid-March, technology stocks led the market. That came to an end as the NASDAQ plummeted and was still struggling to recover at the end of the period. The Russell 3000 Value Index, which focuses on companies with value characteristics, closely reflects the fund's investment strategy. However, with a lower weighting in technology stocks than the Russell index, the fund was not as exposed to these wild swings. Consequently, the underweighting in technology stocks helped the fund's relative performance.

Q. How did financial stocks - the fund's largest sector weighting - do?

A. Their performance was mixed. Although fund holding American Express' fundamentals were good, the company, which focuses on high-end travel and entertainment spending, was hurt by the perception of a slowing economy, and its high valuation added to concern about a possible decline in its earnings momentum. Fannie Mae continued to be plagued by Congress' current debate about whether the U.S. government should continue to implicitly guarantee its debt. Fannie Mae also was hurt by higher interest rates. On the positive side, financial companies that earned a higher percentage of their revenues from transactions or asset management businesses did well during the period. Fund holding Citigroup benefited from subsidiary Salomon Smith Barney's strong revenues, and Bank of New York's growing revenues from its successful custody business helped its performance.

Q. Pharmaceutical stocks appeared to come back from their slump last year . . .

A. Yes, they were disappointments last year. The U.S. government had considered providing coverage to Medicare patients for prescription drugs, potentially cutting drug companies' profits. This year, however, an evolving perception of a slowing economy helped pharmaceutical stocks, which are considered to be defensive, to come back strongly. As a result, the fund's pharmaceutical holdings performed very well. Eli Lilly was one example of a strong pharmaceutical stock. The company's performance was boosted by its development of a drug to treat sepsis, an often fatal condition resulting from severe infections. This drug could be a possible source of significant revenues for the company. The company's stock soared following the reports of promising clinical test results. Schering-Plough was another beneficiary of the general recovery in pharmaceutical stock prices.

Q. Which stocks were disappointments?

A. Along with many other companies, AT&T was hurt by announcements that its earnings growth would be lower than expected. Its core business - consumer long-distance telephone service - has been rather flat over the past few years. Prices have declined while competition has increased. Honeywell's expectations for earnings growth also slipped. This multi-industry company saw a softening in a couple of its business lines, and its performance slumped. SBC Communications, a telephone company specializing in local service, also announced slower-than-expected earnings growth, and its stock performance suffered.

Q. What's your near-term outlook, Steve?

A. The big question is how much the economy will slow. If it strengthens once again, showing the last couple of months to be an anomaly, it would cause more worry about increasingly drastic steps the Federal Reserve Board could take - such as increasing interest rates significantly - to slow the economy, potentially causing a recession. On the other hand, if the Fed's tightening moves have been sufficient to slow the economy and reduce expectations for growth, perhaps even causing a bit of a correction in technology stocks, the market would probably perceive that as a very positive scenario. No matter what scenario evolves, I will continue to invest in what I believe to be the cheapest part of the market. I'm focusing on finding very solid companies, looking for good value and strong dividend yields. Although this area could remain out of favor for some time, there are still some terrific opportunities in this universe, and I'll continue to search for them.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of June 30, 2000, more than $9.9 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.5%
Aerospace & Defense - 3.2%
Boeing Co.	1,678,000	$ 70,161,375
Honeywell International, Inc.	1,758,825	59,250,417
Rockwell International Corp.	592,100	18,651,150
Textron, Inc.	1,515,000	82,283,438
United Technologies Corp.	1,466,300	86,328,413
		316,674,793
Ship Building & Repair - 0.3%
General Dynamics Corp.	505,700	26,422,825
TOTAL AEROSPACE & DEFENSE		343,097,618
BASIC INDUSTRIES - 4.7%
Chemicals & Plastics - 2.5%
Arch Chemicals, Inc.	292,600	6,400,625
Celanese AG	151,110	2,911,858
Crompton Corp.	1,090,651	13,360,475
Dow Chemical Co.	820,200	24,759,788
E.I. du Pont de Nemours and Co.	609,449	26,663,394
Engelhard Corp.	557,500	9,512,344
Great Lakes Chemical Corp.	1,060,100	33,393,150
Hercules Trust II unit	15,700	8,713,500
Hercules, Inc.	856,100	12,038,906
IMC Global, Inc.	1,626,800	21,148,400
M.A. Hanna Co.	979,200	8,812,800
Millennium Chemicals, Inc.	749,200	12,736,400
Olin Corp.	712,700	11,759,550
Praxair, Inc.	446,900	16,730,819
Rohm & Haas Co.	122,300	4,219,350
Solutia, Inc.	1,249,300	17,177,875
Union Carbide Corp.	376,200	18,621,900
		248,961,134
Iron & Steel - 0.5%
Allegheny Technologies, Inc.	782,050	14,076,900
Dofasco, Inc.	749,800	12,332,070
Nucor Corp.	628,100	20,845,069
		47,254,039
Metals & Mining - 0.9%
Alcoa, Inc.	2,308,216	66,938,264
Phelps Dodge Corp.	556,500	20,694,844
Ryerson Tull, Inc.	753,323	7,815,726
		95,448,834
Packaging & Containers - 0.2%
Ball Corp.	387,075	12,458,977
Owens-Illinois, Inc. (a)	700,700	8,189,431
		20,648,408
Paper & Forest Products - 0.6%
Bowater, Inc.	798,600	35,238,225
International Paper Co.	165,910	4,946,192

	Shares	Value (Note 1)
Pentair, Inc.	236,600	$ 8,399,300
Smurfit-Stone Container Corp. (a)	755,400	9,725,775
		58,309,492
TOTAL BASIC INDUSTRIES		470,621,907
CONSTRUCTION & REAL ESTATE - 1.4%
Building Materials - 0.4%
Fortune Brands, Inc.	805,700	18,581,456
Masco Corp.	1,265,800	22,863,513
		41,444,969
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	109,600	3,760,650
Crescent Real Estate Equities Co.	810,400	16,613,200
Duke-Weeks Realty Corp.	434,622	9,724,667
Equity Office Properties Trust	524,500	14,456,531
Equity Residential Properties Trust (SBI)	649,500	29,877,000
Public Storage, Inc.	609,700	14,289,844
Spieker Properties, Inc.	277,000	12,742,000
		101,463,892
TOTAL CONSTRUCTION & REAL ESTATE		142,908,861
DURABLES - 2.4%
Autos, Tires, & Accessories - 1.2%
AutoNation, Inc.	642,800	4,539,775
Eaton Corp.	428,300	28,696,100
Goodyear Tire & Rubber Co.	407,100	8,142,000
Johnson Controls, Inc.	333,600	17,117,850
Meritor Automotive, Inc.	408,600	4,494,600
Navistar International Corp. (a)	387,600	12,039,825
Pep Boys-Manny, Moe & Jack	662,100	3,972,600
TRW, Inc.	801,700	34,773,738
		113,776,488
Consumer Durables - 0.9%
Minnesota Mining & Manufacturing Co.	682,500	56,306,250
Snap-On, Inc.	1,102,000	29,340,750
		85,647,000
Consumer Electronics - 0.1%
Black & Decker Corp.	252,600	9,930,338
General Motors Corp. Class H (a)	43,086	3,780,797
		13,711,135
Home Furnishings - 0.2%
Newell Rubbermaid, Inc.	822,067	21,168,225
Textiles & Apparel - 0.0%
Kellwood Co.	85,800	1,812,525
TOTAL DURABLES		236,115,373
ENERGY - 15.7%
Energy Services - 2.3%
Baker Hughes, Inc.	1,817,400	58,156,800
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Halliburton Co.	2,882,900	$ 136,036,844
Schlumberger Ltd. (NY Shares)	409,500	30,558,938
		224,752,582
Oil & Gas - 13.4%
Amerada Hess Corp.	246,500	15,221,375
Anadarko Petroleum Corp.	587,900	28,990,819
BP Amoco PLC sponsored ADR	4,538,242	256,694,313
Burlington Resources, Inc.	1,192,100	45,597,825
Chevron Corp.	1,280,171	108,574,503
Conoco, Inc.:
Class A	721,200	15,866,400
Class B	1,931,915	47,452,662
Exxon Mobil Corp.	4,334,118	340,228,263
Occidental Petroleum Corp.	985,000	20,746,563
Royal Dutch Petroleum Co. (NY Shares)	1,968,600	121,191,938
Santa Fe Snyder Corp. (a)	1,336,203	15,199,309
Tosco Corp.	449,800	12,734,963
TotalFinaElf SA:
Class B	448,000	68,992,001
sponsored ADR	2,183,396	167,712,105
Ultramar Diamond Shamrock Corp.	713,600	17,706,200
Union Pacific Resources Group, Inc.	645,500	14,201,000
USX - Marathon Group	1,621,100	40,628,819
		1,337,739,058
TOTAL ENERGY		1,562,491,640
FINANCE - 23.5%
Banks - 10.2%
Bank of America Corp.	2,935,590	126,230,370
Bank of New York Co., Inc.	4,579,000	212,923,500
Bank One Corp.	1,119,438	29,735,072
Chase Manhattan Corp.	2,924,450	134,707,478
Comerica, Inc.	1,601,800	71,880,775
Firstar Corp.	138,900	2,925,581
FleetBoston Financial Corp.	2,006,200	68,210,800
Mellon Financial Corp.	2,266,900	82,600,169
National Bank of Canada	2,476,636	36,969,710
PNC Financial Services Group, Inc.	233,000	10,921,875
U.S. Bancorp	2,928,094	56,365,810
Wachovia Corp.	442,500	24,005,625
Wells Fargo & Co.	3,967,200	153,729,000
		1,011,205,765
Credit & Other Finance - 7.2%
American Express Co.	3,251,616	169,490,484
Associates First Capital Corp. Class A	3,623,656	80,852,825

	Shares	Value (Note 1)
Citigroup, Inc.	5,969,898	$ 359,686,355
Household International, Inc.	2,527,647	105,055,328
		715,084,992
Federal Sponsored Credit - 2.7%
Fannie Mae	4,308,800	224,865,500
Freddie Mac	762,900	30,897,450
SLM Holding Corp.	412,700	15,450,456
		271,213,406
Insurance - 2.5%
Ace Ltd.	1,474,100	41,274,800
American International Group, Inc.	315,900	37,118,250
Everest Re Group Ltd.	96,800	3,182,300
Hartford Financial Services Group, Inc.	1,691,600	94,623,875
Highlands Insurance Group, Inc. (a)	371,100	3,479,063
Protective Life Corp.	180,700	4,811,138
The Chubb Corp.	382,500	23,523,750
The St. Paul Companies, Inc.	374,200	12,769,575
UnumProvident Corp.	1,063,700	21,340,481
XL Capital Ltd. Class A	180,700	9,780,388
		251,903,620
Savings & Loans - 0.2%
TCF Financial Corp.	573,000	14,718,938
Securities Industry - 0.7%
Franklin Resources, Inc.	243,700	7,402,388
Morgan Stanley Dean Witter & Co.	410,600	34,182,450
Nomura Securities Co. Ltd.	1,061,000	25,969,582
Waddell & Reed Financial, Inc. Class B	94,498	2,746,348
		70,300,768
TOTAL FINANCE		2,334,427,489
HEALTH - 7.8%
Drugs & Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	2,457,400	143,143,550
Eli Lilly & Co.	2,053,000	205,043,375
Merck & Co., Inc.	1,595,700	122,270,513
Schering-Plough Corp.	2,129,530	107,541,265
		577,998,703
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	1,616,600	72,039,738
Becton, Dickinson & Co.	680,800	19,530,450
Cardinal Health, Inc.	481,100	35,601,400
		127,171,588
Medical Facilities Management - 0.7%
HCA - The Healthcare Co.	2,259,150	68,621,681
TOTAL HEALTH		773,791,972
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
Electrical Equipment - 4.2%
General Electric Co.	7,160,900	$ 379,527,680
Siemens AG	253,900	38,268,849
		417,796,529
Industrial Machinery & Equipment - 3.2%
Caterpillar, Inc.	1,009,800	34,206,975
CNH Global NV	506,200	4,682,350
Deere & Co.	1,258,250	46,555,250
Ingersoll-Rand Co.	799,500	32,179,875
ITT Industries, Inc.	218,600	6,639,975
Kennametal, Inc.	500,708	10,733,928
Parker-Hannifin Corp.	641,100	21,957,675
The Stanley Works	293,700	6,975,375
Tyco International Ltd.	3,208,246	151,990,654
		315,922,057
Pollution Control - 0.0%
Republic Services, Inc. Class A (a)	341,200	5,459,200
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		739,177,786
MEDIA & LEISURE - 5.8%
Broadcasting - 1.4%
Clear Channel Communications, Inc. (a)	123,500	9,262,500
MediaOne Group, Inc. (a)	636,110	42,182,840
Time Warner, Inc.	1,167,754	88,749,334
		140,194,674
Entertainment - 2.9%
Fox Entertainment Group, Inc. Class A (a)	721,700	21,921,638
Mandalay Resort Group (a)	534,500	10,690,000
Viacom, Inc. Class B (non-vtg.) (a)	3,482,118	237,436,921
Walt Disney Co.	586,900	22,779,056
		292,827,615
Lodging & Gaming - 0.6%
Harrah's Entertainment, Inc. (a)	424,500	8,887,969
Starwood Hotels & Resorts Worldwide, Inc. unit	1,465,981	47,736,006
		56,623,975
Publishing - 0.4%
Reader's Digest Association, Inc. Class A (non-vtg.)	953,200	37,889,700
Restaurants - 0.5%
McDonald's Corp.	1,562,400	51,461,550
TOTAL MEDIA & LEISURE		578,997,514
NONDURABLES - 3.6%
Beverages - 0.1%
Brown-Forman Corp. Class B (non-vtg.)	147,800	7,944,250

	Shares	Value (Note 1)
Foods - 0.7%
Nabisco Group Holdings Corp.	967,700	$ 25,099,719
Nabisco Holdings Corp. Class A	779,200	40,908,000
		66,007,719
Household Products - 1.8%
Avon Products, Inc.	915,600	40,744,200
Clorox Co.	649,300	29,096,756
Dial Corp.	624,300	6,477,113
Gillette Co.	769,200	26,873,925
International Flavors & Fragrances, Inc.	244,600	7,383,863
Procter & Gamble Co.	438,400	25,098,400
Unilever NV (NY Shares)	241,485	10,383,855
Unilever PLC	6,090,714	38,257,265
		184,315,377
Tobacco - 1.0%
Philip Morris Companies, Inc.	3,741,200	99,375,625
TOTAL NONDURABLES		357,642,971
RETAIL & WHOLESALE - 2.5%
Apparel Stores - 0.9%
Charming Shoppes, Inc. (a)	612,800	3,121,450
Footstar, Inc. (a)	206,300	6,859,475
The Limited, Inc.	2,635,400	56,990,525
TJX Companies, Inc.	1,362,300	25,543,125
Venator Group, Inc. (a)	221,300	2,268,325
		94,782,900
General Merchandise Stores - 1.6%
Ames Department Stores, Inc.	203,500	1,577,125
Consolidated Stores Corp. (a)	2,020,156	24,241,875
Federated Department Stores, Inc. (a)	1,102,700	37,216,125
Hudson's Bay Co. (e)	302,500	3,207,869
JCPenney Co., Inc.	328,100	6,049,344
Target Corp.	870,700	50,500,600
Wal-Mart Stores, Inc.	608,600	35,070,575
		157,863,513
TOTAL RETAIL & WHOLESALE		252,646,413
SERVICES - 1.3%
Printing - 0.2%
New England Business Service, Inc.	207,200	3,367,000
R.R. Donnelley & Sons Co.	535,300	12,077,706
		15,444,706
Services - 1.1%
ACNielsen Corp. (a)	750,100	16,502,200
Brascan Corp. Class A (ltd. vtg.)	2,699,800	31,730,172
Dun & Bradstreet Corp.	134,300	3,844,338
H&R Block, Inc.	1,073,800	34,764,275
Per-Se Technologies, Inc. (a)	9,540	89,438
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Per-Se Technologies, Inc. warrants 7/8/03 (a)	12,807	$ 0
Viad Corp.	775,800	21,140,550
		108,070,973
TOTAL SERVICES		123,515,679
TECHNOLOGY - 3.5%
Communications Equipment - 0.1%
Nortel Networks Corp.	122,804	8,518,724
Computer Services & Software - 0.9%
IMS Health, Inc.	891,500	16,047,000
Microsoft Corp. (a)	196,400	15,712,000
NCR Corp. (a)	683,800	26,625,463
Sabre Holdings Corp. Class A	145,116	4,135,806
Unisys Corp. (a)	2,059,717	29,994,629
		92,514,898
Computers & Office Equipment - 2.1%
Compaq Computer Corp.	2,037,300	52,078,481
Hewlett-Packard Co.	157,800	19,705,275
International Business Machines Corp.	567,400	62,165,763
Pitney Bowes, Inc.	1,582,000	63,280,000
Xerox Corp.	463,100	9,609,325
		206,838,844
Electronic Instruments - 0.3%
Thermo Electron Corp. (a)	1,295,400	27,284,363
Photographic Equipment - 0.1%
Eastman Kodak Co.	257,200	15,303,400
TOTAL TECHNOLOGY		350,460,229
TRANSPORTATION - 1.2%
Air Transportation - 0.2%
AMR Corp.	371,000	9,808,313
Southwest Airlines Co.	435,000	8,237,813
		18,046,126
Railroads - 1.0%
Burlington Northern Santa Fe Corp.	2,998,700	68,782,681
CSX Corp.	559,200	11,848,050
Union Pacific Corp.	409,400	15,224,563
		95,855,294
TOTAL TRANSPORTATION		113,901,420
UTILITIES - 9.2%
Cellular - 0.1%
AT&T Corp. - Wireless Group	453,300	12,635,738
Electric Utility - 2.4%
Allegheny Energy, Inc.	1,148,700	31,445,663

	Shares	Value (Note 1)
American Electric Power Co., Inc.	997,100	$ 29,539,088
Cinergy Corp.	415,000	10,556,563
DPL, Inc.	168,354	3,693,266
Entergy Corp.	3,187,300	86,654,719
IPALCO Enterprises, Inc.	431,500	8,683,938
Niagara Mohawk Holdings, Inc. (a)	1,682,100	23,444,269
NRG Energy, Inc.	308,800	5,635,600
PG&E Corp.	1,551,878	38,214,996
		237,868,102
Telephone Services - 6.7%
AT&T Corp.	4,236,400	133,976,150
Bell Atlantic Corp.	1,266,240	64,340,820
BellSouth Corp.	2,151,399	91,703,382
GTE Corp.	1,087,100	67,671,975
Pathnet, Inc. warrants 4/15/08 (a)(e)	510	5,100
SBC Communications, Inc.	5,353,193	231,525,597
U.S. WEST, Inc.	189,300	16,232,475
WorldCom, Inc. (a)	1,309,716	60,083,199
		665,538,698
TOTAL UTILITIES		916,042,538
TOTAL COMMON STOCKS (Cost $7,320,124,457)		9,295,839,410
Preferred Stocks - 3.0%

Convertible Preferred Stocks - 3.0%
BASIC INDUSTRIES - 0.2%
Chemicals & Plastics - 0.1%
Monsanto Co. $1.625 ACES	283,800	12,966,113
Paper & Forest Products - 0.1%
Georgia-Pacific Corp. $3.75 PEPS	314,100	9,854,888
TOTAL BASIC INDUSTRIES		22,821,001
ENERGY - 0.2%
Oil & Gas - 0.2%
Apache Corp. $2.015 ACES	183,100	9,349,635
The Coastal Corp. $1.20 PRIDES	368,900	11,938,711
		21,288,346
FINANCE - 0.7%
Credit & Other Finance - 0.4%
Federal-Mogul Financing Trust $3.50	490,300	10,725,313
Union Pacific Capital Trust:
$3.125	403,200	15,926,400
$3.125 TIDES (e)	384,500	15,187,750
		41,839,463
Preferred Stocks - continued
	Shares	Value (Note 1)
Convertible Preferred Stocks - continued
FINANCE - continued
Insurance - 0.3%
Ace Ltd. $4.125 PRIDES	225,800	$ 14,126,725
MetLife, Inc. $4.00	225,800	15,523,750
		29,650,475
TOTAL FINANCE		71,489,938
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Electrical Equipment - 0.1%
Loral Space & Communications Ltd. Series C:
$3.00 (e)	183,200	4,122,000
$3.00	208,700	4,695,750
		8,817,750
Industrial Machinery & Equipment - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	530,100	10,188,522
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		19,006,272
MEDIA & LEISURE - 0.9%
Broadcasting - 0.6%
Cox Communications, Inc.:
$2.27 PRIDES	159,500	9,884,215
$6.858 PRIZES	146,000	16,078,250
MediaOne Group, Inc. (Vodafone AirTouch PLC):
$3.04 PIES	317,100	12,763,275
$3.63 PIES	249,900	22,491,000
		61,216,740
Entertainment - 0.1%
Premier Parks, Inc. $4.05 PIES	273,300	11,956,875
Publishing - 0.2%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	464,700	16,409,951
TOTAL MEDIA & LEISURE		89,583,566
NONDURABLES - 0.3%
Beverages - 0.3%
Seagram Co. Ltd. $3.76 ACES	473,400	25,001,674
RETAIL & WHOLESALE - 0.0%
General Merchandise Stores - 0.0%
Kmart Financing I $3.875	100,000	3,643,750
UTILITIES - 0.5%
Electric Utility - 0.3%
Alliant Energy Resources, Inc. $4.91 (e)	52,700	3,642,888

	Shares	Value (Note 1)
NiSource, Inc. $3.875 PIES	299,300	$ 11,148,925
TXU Corp. $1.6575 PRIDES	398,400	13,844,400
		28,636,213
Gas - 0.2%
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	484,900	14,910,675
TOTAL UTILITIES		43,546,888
TOTAL CONVERTIBLE PREFERRED STOCKS		296,381,435
Nonconvertible Preferred Stocks - 0.0%
CONSTRUCTION & REAL ESTATE - 0.0%
Real Estate Investment Trusts - 0.0%
California Federal Preferred Capital Corp. $2.2812	31,590	671,288
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
CSC Holdings, Inc. 11.125% pay-in-kind	23,622	2,468,499
Publishing - 0.0%
PRIMEDIA, Inc. 8.625%	6,123	520,455
TOTAL MEDIA & LEISURE		2,988,954
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,660,242
TOTAL PREFERRED STOCKS (Cost $317,222,517)		300,041,677
Corporate Bonds - 2.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.7%
CONSTRUCTION & REAL ESTATE - 0.4%
Real Estate Investment Trusts - 0.4%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 27,985,000	36,363,009
DURABLES - 0.1%
Consumer Electronics - 0.1%
Sunbeam Corp. 0% 3/25/18 (e)	Caa2	60,290,000	9,344,950
FINANCE - 0.0%
Insurance - 0.0%
Loews Corp. 3.125% 9/15/07	A2	4,320,000	3,591,000
MEDIA & LEISURE - 0.6%
Broadcasting - 0.1%
Cox Communications, Inc. 1% 4/19/20	Baa3	26,600,000	13,815,508
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
Publishing - 0.5%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13	Baa3	$ 42,720,000	$ 47,448,250
TOTAL MEDIA & LEISURE			61,263,758
NONDURABLES - 0.0%
Foods - 0.0%
Chiquita Brands International, Inc. 7% 3/28/01	B3	820,000	721,600
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Softkey International, Inc. 5.5% 11/1/00 (e)	-	1,340,000	1,313,200
Computers & Office Equipment - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,097,038
Electronics - 0.1%
Solectron Corp. 0% 5/8/20	BBB	13,410,000	8,548,875
Vitesse Semiconductor Corp. 4% 3/15/05 (e)	B2	7,770,000	7,187,250
			15,736,125
TOTAL TECHNOLOGY			23,146,363
UTILITIES - 0.4%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (e)	B1	13,390,000	13,858,650
Telephone Services - 0.3%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	13,380,000	12,117,263
Telefonos de Mexico SA de CV 4.25% 6/15/04	Baa3	9,430,000	12,659,775
			24,777,038
TOTAL UTILITIES			38,635,688
TOTAL CONVERTIBLE BONDS			173,066,368
Nonconvertible Bonds - 0.4%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. 9.875% 5/1/07	Ba3	1,340,000	1,326,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	$ 1,520,000	$ 1,641,600
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Macsaver Financial Services, Inc. 7.875% 8/1/03	Ba2	1,000,000	620,000
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	1,550,000	1,418,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	950,000	826,500
7.875% 1/1/09	Ba2	1,065,000	905,250
			1,731,750
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Adelphia Communications Corp. 9.875% 3/1/07	B1	2,425,000	2,303,750
Century Communications Corp. Series B, 0% 1/15/08	B1	440,000	180,400
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09	B2	1,340,000	1,182,550
NTL Communications Corp. 11.5% 10/1/08	B3	4,140,000	4,171,050
Telewest PLC 0% 10/1/07 (d)	B1	2,265,000	2,163,075
United Pan-Europe Communications NV 10.875% 11/1/07	B2	2,380,000	2,142,000
			12,142,825
Entertainment - 0.0%
Regal Cinemas, Inc. 8.875% 12/15/10	Ca	2,340,000	561,600
Lodging & Gaming - 0.0%
HMH Properties, Inc. 7.875% 8/1/08	Ba2	230,000	205,275
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	1,020,000	946,050
TOTAL MEDIA & LEISURE			13,855,750
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
PSINet, Inc. 10.5% 12/1/06	B3	$ 1,335,000	$ 1,228,200
UTILITIES - 0.2%
Cellular - 0.1%
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	3,765,000	2,804,925
12% 11/1/08	B1	1,410,000	1,505,175
			4,310,100
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	1,335,000	1,308,300
McLeodUSA, Inc. 9.5% 11/1/08	B1	910,000	887,250
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	2,780,000	2,606,250
Pathnet, Inc. 12.25% 4/15/08	-	510,000	285,600
Rhythms NetConnections, Inc. 12.75% 4/15/09	B3	1,670,000	1,135,600
WinStar Communications, Inc.:
0% 4/15/10 (d)(e)	B3	1,449,000	673,785
12.75% 4/15/10 (e)	B3	4,031,000	3,889,915
			10,786,700
TOTAL UTILITIES			15,096,800
TOTAL NONCONVERTIBLE BONDS			36,918,950
TOTAL CORPORATE BONDS (Cost $193,683,286)			209,985,318
Cash Equivalents - 1.0%
	Shares
Central Cash Collateral Fund, 6.71% (c)	1,698,015	1,698,015
Taxable Central Cash Fund, 6.59% (c)	94,619,327	94,619,327
TOTAL CASH EQUIVALENTS (Cost $96,317,342)		96,317,342
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $7,927,347,602)		9,902,183,747
NET OTHER ASSETS - 0.4%		41,016,147
NET ASSETS - 100%		$ 9,943,199,894
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,433,357 or 0.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $990,959,058 and $2,056,546,197, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $119,617 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,591,025. The fund received cash collateral of $1,698,015 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $19,514,648. The weighted average interest rate was 5.86%. Interest expense includes $171,586 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $13,171,318. The weighted average interest rate was 6.09%. Interest expense includes $49,044 paid under the bank borrowing program.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $7,931,739,825. Net unrealized appreciation aggregated $1,970,443,922, of which $2,830,722,007 related to appreciated investment securities and $860,278,085 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $7,927,347,602) - See accompanying schedule		$ 9,902,183,747
Cash		80,267
Receivable for investments sold		46,351,579
Receivable for fund shares sold		3,306,224
Dividends receivable		18,707,830
Interest receivable		3,548,270
Other receivables		639,455
Total assets		9,974,817,372
Liabilities
Payable for investments purchased	$ 16,883,268
Payable for fund shares redeemed	8,328,602
Accrued management fee	4,071,933
Distribution fees payable	43,292
Other payables and accrued expenses	592,368
Collateral on securities loaned, at value	1,698,015
Total liabilities		31,617,478
Net Assets		$ 9,943,199,894
Net Assets consist of:
Paid in capital		$ 7,592,710,655
Undistributed net investment income		94,996,781
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		280,716,353
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,974,776,105
Net Assets		$ 9,943,199,894
Initial Class: Net Asset Value, offering price and redemption price per share ($9,442,871,134 ÷ 412,176,524 shares)		$22.91
Service Class: Net Asset Value, offering price and redemption price per share ($488,634,853 ÷ 21,378,754 shares)		$22.86
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,693,907 ÷ 511,954 shares)		$22.84

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 114,821,549
Interest		7,423,512
Security lending		109,307
Total income		122,354,368
Expenses
Management fee	$ 24,432,214
Transfer agent fees	3,355,035
Distribution fees	226,077
Accounting and security lending fees	443,177
Non-interested trustees' compensation	25,855
Custodian fees and expenses	117,627
Registration fees	1,500
Audit	39,228
Legal	42,473
Interest	220,630
Miscellaneous	59,950
Total expenses before reductions	28,963,766
Expense reductions	(585,247)	28,378,519
Net investment income		93,975,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	290,121,682
Foreign currency transactions	(169,714)	289,951,968
Change in net unrealized appreciation (depreciation) on:
Investment securities	(725,820,111)
Assets and liabilities in foreign currencies	(72,517)	(725,892,628)
Net gain (loss)		(435,940,660)
Net increase (decrease) in net assets resulting from operations		$ (341,964,811)
Other Information Expense reductions Directed brokerage arrangements		$ 583,627
Custodian credits		1,620
		$ 585,247

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 93,975,849	$ 185,905,580
Net realized gain (loss)	289,951,968	697,598,663
Change in net unrealized appreciation (depreciation)	(725,892,628)	(178,860,281)
Net increase (decrease) in net assets resulting from operations	(341,964,811)	704,643,962
Distributions to shareholders From net investment income	(185,023,672)	(170,985,891)
From net realized gain	(697,715,914)	(377,968,784)
Total distributions	(882,739,586)	(548,954,675)
Share transactions - net increase (decrease)	(283,718,779)	(339,122,770)
Total increase (decrease) in net assets	(1,508,423,176)	(183,433,483)
Net Assets
Beginning of period	11,451,623,070	11,635,056,553
End of period (including undistributed net investment income of $94,996,781 and $185,982,649, respectively)	$ 9,943,199,894	$ 11,451,623,070

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	20,194,962	$ 468,135,483	41,506,315	$ 1,076,558,536
Reinvested	38,143,294	847,544,035	22,601,688	537,468,103
Redeemed	(74,517,854)	(1,710,461,582)	(84,630,671)	(2,163,179,248)
Net increase (decrease)	(16,179,598)	$ (394,782,064)	(20,522,668)	$ (549,152,609)
Service Class Sold	4,641,894	107,791,908	8,201,124	211,555,674
Reinvested	1,585,963	35,176,653	483,645	11,486,572
Redeemed	(1,892,879)	(43,575,460)	(507,589)	(13,012,407)
Net increase (decrease)	4,334,978	$ 99,393,101	8,177,180	$ 210,029,839
Service Class 2 A Sold	523,075	$ 11,931,422	-	$ -
Reinvested	852	18,898	-	-
Redeemed	(11,973)	(280,136)	-	-
Net increase (decrease)	511,954	$ 11,670,184	-	$ -
Distributions From net investment income Initial Class		$ 177,777,529		$ 167,408,106
Service Class		7,242,252		3,577,785
Service Class 2 A		3,891		-
Total		$ 185,023,672		$ 170,985,891
From net realized gain Initial Class		$ 669,766,506		$ 370,059,997
Service Class		27,934,401		7,908,787
Service Class 2 A		15,007		-
Total		$ 697,715,914		$ 377,968,784
		$ 882,739,586		$ 548,954,675

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27	$ 15.35
Income from Investment Operations
Net investment income	.21 D	.41 D	.38 D	.36 D	.35	.41
Net realized and unrealized gain (loss)	(.96)	1.10	2.31	5.06	2.30	4.69
Total from investment operations	(.75)	1.51	2.69	5.42	2.65	5.10
Less Distributions
From net investment income	(.43)	(.38)	(.34)	(.36)	(.03)	(.40)
From net realized gain	(1.62)	(.84)	(1.21)	(1.81)	(.86)	(.78)
Total distributions	(2.05)	(1.22)	(1.55)	(2.17)	(.89)	(1.18)
Net asset value, end of period	$ 22.91	$ 25.71	$ 25.42	$ 24.28	$ 21.03	$ 19.27
Total Return B, C	(2.67)%	6.33%	11.63%	28.11%	14.28%	35.09%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,442,871	$ 11,014,291	$ 11,409,912	$ 10,106,742	$ 6,961,090	$ 4,879,435
Ratio of expenses to average net assets	.56% A	.57%	.58%	.58%	.58%	.61%
Ratio of expenses to average net assets after expense reductions	.55% A, F	.56% F	.57% F	.57% F	.56% F	.61%
Ratio of net investment income to average net assets	1.83% A	1.57%	1.58%	1.65%	1.97%	2.56%
Portfolio turnover	19% A	27%	28%	44%	186%	87%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income D	.20	.38	.36	.05
Net realized and unrealized gain (loss)	(.96)	1.11	2.31	.78
Total from investment operations	(.76)	1.49	2.67	.83
Less Distributions
From net investment income	(.42)	(.38)	(.34)	-
From net realized gain	(1.62)	(.84)	(1.21)	-
Total distributions	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.86	$ 25.66	$ 25.39	$ 24.27
Total Return B, C	(2.72)%	6.25%	11.54%	3.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 488,635	$ 437,332	$ 225,145	$ 5,328
Ratio of expenses to average net assets	.66% A	.67%	.68%	.68% A
Ratio of expenses to average net assets after expense reductions	.65% A, F	.66% F	.67% F	.65% A, F
Ratio of net investment income to average net assets	1.73% A	1.47%	1.51%	1.63% A
Portfolio turnover	19% A	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 25.18
Income from Investment Operations
Net investment income D	.17
Net realized and unrealized gain (loss)	(.47)
Total from investment operations	(.30)
Less Distributions
From net investment income	(.42)
From net realized gain	(1.62)
Total distributions	(2.04)
Net asset value, end of period	$ 22.84
Total Return B, C	(0.95)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,694
Ratio of expenses to average net assets	.82% A
Ratio of expenses to average net assets after expense reductions	.80% A, F
Ratio of net investment income to average net assets	1.58% A
Portfolio turnover	19% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class 2	-0.63%	11.76%	12.09%
Fidelity Balanced 60/40 Composite	6.44%	16.78%	18.45%
S&P 500	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices using a weighting of 60% equity and 40% bond. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,723 - an 87.23% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,970 - a 249.70% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $15,114 - a 51.14% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $25,352 - a 153.52% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	3.6
Cisco Systems, Inc.	2.3
Intel Corp.	1.7
Exxon Mobil Corp.	1.4
Pfizer, Inc.	1.3
10.3
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Technology	20.0
Finance	10.4
Utilities	9.2
Media & Leisure	7.8
Health	6.4
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stocks 57.2%
Bonds 40.7%
Short-Term Investments and Net Other Assets 2.1%

* Foreign investments 6.4%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Fund Talk: The Managers' Overview

(automated graphic)   (automated graphic)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the six- and 12-month periods that ended June 30, 2000, the fund underperformed the Fidelity Balanced 60/40 Composite Index, which returned 1.45% and 6.44%, respectively, during these time frames.

Q. Why did the fund trail its benchmark during the
six-month period?

J.A. Having an average underweighting in technology hurt during the sector's impressive run-up early in the period. The fund's underexposure to tech was double trouble in the sense that most other areas of the market in which the fund was invested had a difficult period. So, even though the technology group corrected sharply in the spring - as the market turned elsewhere for growth - it was up so much in the first half that, for all intents and purposes, our fate was sealed.

Q. What were some of your strategies and how did they influence performance?

J.A. I maintained an emphasis on equities during the market's upturn, adding convertible securities in lieu of pure stocks. I used convertibles as an indirect, less volatile way to participate in some of the growth stories I liked within the technology sector. This strategy helped provide some nice yield and afforded us the added benefit of downside protection, as convertible securities gave back less than their pure stock equivalents during the correction. When things started to fall apart for tech, I took advantage of the opportunity to increase the fund's concentration in large, high-quality companies, many of which had dropped sharply from their highs of the period. However, the fund was hurt for not owning enough of the period's top performers along the way, namely Oracle and Intel. On a more positive note, the fund's healthy exposure to large drug companies such as Warner-Lambert and Eli Lilly helped, as the group rallied behind renewed enthusiasm for strong new product pipelines. Warner-Lambert merged with Pfizer - another fund holding - just prior to the close of the period. The fund's lack of exposure to a generally weak consumer nondurables sector, and some good picks in media stocks such as Viacom, further aided relative performance.

Q. What other stocks performed well for the fund? Which disappointed?

J.A. A number of the fund's financial holdings performed well - most notably Bank of New York and Morgan Stanley Dean Witter - benefiting from strong capital markets activity. Tech stocks we did own, including Texas Instruments, EMC and Micron Technology, also added meaningfully to performance. Conversely, those that weren't so hot included Motorola, Alltel and Lucent. Motorola was, by far, the fund's worst performer, slipping on execution problems and narrowing margins in its cellular handset business. Traditional telecommunications providers AT&T and WorldCom fell prey to increased competition and falling prices.

Q. Turning to you, Kevin, how did the fund's bond investments fare?

K.G. The investment-grade portion of the fund performed well during the six-month period, benefiting from its exposure to a strong rally in the government market. An announcement by the U.S. Treasury in January of its intent to repurchase long-term debt and reduce future issuance sent the price of the long bond higher and its yield lower. This action, coupled with rising short-term interest rates, induced an inverted yield curve, which occurs when short-term issues provide a higher yield than their longer-term counterparts. This inversion hurt the spread sectors - most notably corporate bonds and mortgage securities - with yield spreads widening out significantly relative to comparable duration Treasuries. The fund was well-positioned for these changes, as we responded to the buybacks by reducing our exposure to long-term corporates in exchange for more Treasuries, which worked out beautifully. This strategy helped the fund's bond subportfolio outperform the Lehman Brothers Aggregate Bond Index during the period. So, despite the Federal Reserve Board's efforts to raise rates during the period, the supply/demand imbalance spurred by the Treasury buybacks helped ensure our success.

Q. John, what's your outlook?

J.A. I'm bullish overall, as business remains strong in many areas of the economy, although I temper that enthusiasm with concern about interest rates rising further. In this uncertain environment, I believe the market will begin to focus more on revenues and earnings. As such, the companies capable of delivering robust top-line growth and strong bottom-line earnings should be the ones to reap the rewards. Given the extent to which technology and the Internet have transformed the global landscape, I expect we'll see strong performance from this sector going forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing in a diversified portfolio of stocks and bonds

Start date: January 3, 1995

Size: as of June 30, 2000, more than $304 million

Manager: John Avery, since 1998, and
Kevin Grant, since 1996; John Avery joined
Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 56.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.4%
Aerospace & Defense - 0.2%
Boeing Co.	13,700	$ 572,831
Textron, Inc.	4,200	228,113
		800,944
Ship Building & Repair - 0.2%
General Dynamics Corp.	9,700	506,825
TOTAL AEROSPACE & DEFENSE		1,307,769
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.4%
E.I. du Pont de Nemours and Co.	14,104	617,050
Praxair, Inc.	16,100	602,744
		1,219,794
Metals & Mining - 0.1%
Alcoa, Inc.	13,000	377,000
TOTAL BASIC INDUSTRIES		1,596,794
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.2%
AutoNation, Inc.	3,700	26,131
Danaher Corp.	9,600	474,600
		500,731
Consumer Electronics - 0.1%
General Motors Corp. Class H (a)	5,400	473,850
TOTAL DURABLES		974,581
ENERGY - 3.7%
Energy Services - 0.8%
Diamond Offshore Drilling, Inc.	15,200	533,900
Halliburton Co.	12,900	608,719
Nabors Industries, Inc. (a)	16,800	698,250
Schlumberger Ltd. (NY Shares)	9,000	671,625
		2,512,494
Oil & Gas - 2.9%
BP Amoco PLC	63,962	602,975
Burlington Resources, Inc.	15,000	573,750
Chevron Corp.	10,000	848,125
Conoco, Inc. Class B	50,800	1,247,775
Exxon Mobil Corp.	53,366	4,189,231
Royal Dutch Petroleum Co. (NY Shares)	21,400	1,317,438
		8,779,294
TOTAL ENERGY		11,291,788
FINANCE - 7.4%
Banks - 1.0%
Bank of America Corp.	15,100	649,300

	Shares	Value (Note 1)
Bank of New York Co., Inc.	41,700	$ 1,939,050
Chase Manhattan Corp.	10,500	483,656
		3,072,006
Credit & Other Finance - 2.3%
American Express Co.	70,900	3,695,663
Citigroup, Inc.	56,325	3,393,581
		7,089,244
Federal Sponsored Credit - 1.2%
Fannie Mae	32,400	1,690,875
Freddie Mac	45,300	1,834,650
		3,525,525
Insurance - 1.5%
AFLAC, Inc.	9,300	427,219
American International Group, Inc.	30,300	3,560,250
Hartford Financial Services Group, Inc.	8,400	469,875
		4,457,344
Securities Industry - 1.4%
Charles Schwab Corp.	25,150	845,669
Merrill Lynch & Co., Inc.	7,500	862,500
Morgan Stanley Dean Witter & Co.	31,900	2,655,675
		4,363,844
TOTAL FINANCE		22,507,963
HEALTH - 5.9%
Drugs & Pharmaceuticals - 5.6%
American Home Products Corp.	15,900	934,125
Amgen, Inc.	11,600	814,900
Bristol-Myers Squibb Co.	48,200	2,807,650
Eli Lilly & Co.	39,000	3,895,125
Merck & Co., Inc.	11,300	865,863
Pfizer, Inc.	84,700	4,065,600
Schering-Plough Corp.	72,400	3,656,200
		17,039,463
Medical Equipment & Supplies - 0.3%
Johnson & Johnson	4,600	468,625
Medtronic, Inc.	10,000	498,125
		966,750
TOTAL HEALTH		18,006,213
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.6%
General Electric Co.	206,400	10,939,184
Industrial Machinery & Equipment - 0.8%
Tyco International Ltd.	53,870	2,552,091
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		13,491,275
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - 4.3%
Broadcasting - 1.6%
AT&T Corp. - Liberty Media Group Class A (a)	44,000	$ 1,067,000
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	540
Clear Channel Communications, Inc. (a)	15,400	1,155,000
Infinity Broadcasting Corp. Class A (a)	29,600	1,078,550
NTL, Inc. warrants 10/14/08 (a)	199	8,159
Time Warner, Inc.	20,208	1,535,808
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	4,500
		4,849,557
Entertainment - 1.8%
MGM Grand, Inc.	12,500	401,563
Viacom, Inc. Class B (non-vtg.) (a)	56,389	3,845,025
Walt Disney Co.	29,100	1,129,444
		5,376,032
Publishing - 0.7%
McGraw-Hill Companies, Inc.	42,100	2,273,400
Restaurants - 0.2%
McDonald's Corp.	20,500	675,219
TOTAL MEDIA & LEISURE		13,174,208
NONDURABLES - 1.6%
Beverages - 0.9%
Anheuser-Busch Companies, Inc.	16,700	1,247,281
Seagram Co. Ltd.	6,100	358,460
The Coca-Cola Co.	19,300	1,108,544
		2,714,285
Household Products - 0.5%
Clorox Co.	14,700	658,744
Colgate-Palmolive Co.	12,100	724,488
		1,383,232
Tobacco - 0.2%
Philip Morris Companies, Inc.	22,400	595,000
TOTAL NONDURABLES		4,692,517
RETAIL & WHOLESALE - 2.9%
Apparel Stores - 0.2%
Mothers Work, Inc. (a)(k)	3	34
The Limited, Inc.	26,800	579,550
		579,584
General Merchandise Stores - 1.6%
Kohls Corp. (a)	9,300	517,313
Target Corp.	21,400	1,241,200
Wal-Mart Stores, Inc.	54,900	3,163,613
		4,922,126
Retail & Wholesale, Miscellaneous - 1.1%
Best Buy Co., Inc. (a)	800	50,600

	Shares	Value (Note 1)
Home Depot, Inc.	53,550	$ 2,674,153
Lowe's Companies, Inc.	11,100	455,794
		3,180,547
TOTAL RETAIL & WHOLESALE		8,682,257
SERVICES - 0.7%
Advertising - 0.5%
Omnicom Group, Inc.	17,200	1,531,875
Services - 0.2%
Ecolab, Inc.	18,100	707,031
TOTAL SERVICES		2,238,906
TECHNOLOGY - 19.0%
Communications Equipment - 5.3%
Cisco Systems, Inc. (a)	111,000	7,055,438
Comverse Technology, Inc. (a)	8,100	753,300
Corning, Inc.	4,000	1,079,500
Lucent Technologies, Inc.	30,200	1,789,350
Nokia AB sponsored ADR	34,200	1,707,863
Nortel Networks Corp.	53,100	3,683,465
		16,068,916
Computer Services & Software - 3.4%
America Online, Inc. (a)	25,950	1,368,863
BEA Systems, Inc. (a)	14,100	697,069
DecisionOne Corp.	583	6
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	342	0
Class B warrants 4/18/07 (a)	590	0
Class C warrants 4/18/07 (a)	350	0
Inktomi Corp. (a)	3,400	402,050
Microsoft Corp. (a)	40,400	3,232,000
Oracle Corp. (a)	38,700	3,253,219
VeriSign, Inc. (a)	4,392	775,188
Yahoo!, Inc. (a)	6,200	768,025
		10,496,420
Computers & Office Equipment - 4.5%
Compaq Computer Corp.	33,600	858,900
Dell Computer Corp. (a)	42,700	2,105,644
EMC Corp. (a)	50,100	3,854,569
Hewlett-Packard Co.	8,400	1,048,950
International Business Machines Corp.	24,000	2,629,500
Network Appliance, Inc. (a)	8,300	668,150
Pitney Bowes, Inc.	11,000	440,000
Sun Microsystems, Inc. (a)	22,800	2,073,375
		13,679,088
Electronic Instruments - 0.5%
Applied Materials, Inc. (a)	10,400	942,500
KLA-Tencor Corp. (a)	8,400	491,925
		1,434,425
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - 5.3%
Analog Devices, Inc. (a)	12,900	$ 980,400
Broadcom Corp. Class A (a)	4,200	919,538
Flextronics International Ltd. (a)	6,500	446,469
Insilco Corp. warrants 8/15/07 (a)	60	0
Intel Corp.	39,300	5,253,919
JDS Uniphase Corp. (a)	12,200	1,462,475
Micron Technology, Inc. (a)	20,400	1,796,475
Motorola, Inc.	32,900	956,156
Sanmina Corp. (a)	7,900	675,450
Texas Instruments, Inc.	55,100	3,784,681
		16,275,563
TOTAL TECHNOLOGY		57,954,412
UTILITIES - 5.7%
Cellular - 2.5%
China Telecom (Hong Kong) Ltd. (a)	90,000	800,156
Leap Wireless International, Inc.:
warrants 4/15/10 (a)(g)	75	0
warrants 4/15/10 (a)	65	0
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	725
warrants 1/15/07 (CV ratio .6) (a)	50	213
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	725
Nextel Communications, Inc. Class A (a)	23,400	1,431,788
Sprint Corp. - PCS Group Series 1 (a)	35,100	2,088,450
Vodafone AirTouch PLC sponsored ADR	37,800	1,566,338
VoiceStream Wireless Corp. (a)	14,700	1,709,564
		7,597,959
Electric Utility - 0.3%
AES Corp. (a)	21,800	994,625
Gas - 0.5%
Dynegy, Inc. Class A	11,600	792,425
Enron Corp.	9,200	593,400
		1,385,825
Telephone Services - 2.4%
Allegiance Telecom, Inc. (a)	6,900	441,600
AT&T Corp.	16,604	525,102
BellSouth Corp.	32,000	1,364,000
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(g)	70	175
Level 3 Communications, Inc. (a)	5,400	475,200
McLeodUSA, Inc. Class A (a)	37,600	777,850
Ono Finance PLC rights 5/31/09 (a)(g)	210	2,100
Qwest Communications International, Inc. (a)	13,600	675,750
SBC Communications, Inc.	37,170	1,607,603

	Shares	Value (Note 1)
Sprint Corp. - FON Group	12,300	$ 627,300
WorldCom, Inc. (a)	19,489	894,058
		7,390,738
TOTAL UTILITIES		17,369,147
TOTAL COMMON STOCKS (Cost $133,038,091)		173,287,830
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.2%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
MediaOne Group, Inc. (Vodafone AirTouch PLC) $3.63 PIES	4,700	423,000
Nonconvertible Preferred Stocks - 0.2%
ENERGY - 0.0%
Energy Services - 0.0%
R&B Falcon Corp. 13.875%	113	128,255
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	50	44,513
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	190	173,333
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. 11.125% pay-in-kind	2,136	223,212
Publishing - 0.0%
PRIMEDIA, Inc. Series D, $10.00	600	55,500
TOTAL MEDIA & LEISURE		278,712
TOTAL NONCONVERTIBLE PREFERRED STOCKS		624,813
TOTAL PREFERRED STOCKS (Cost $970,382)		1,047,813
Corporate Bonds - 15.2%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 1.1%
HEALTH - 0.4%
Drugs & Pharmaceuticals - 0.4%
Roche Holdings, Inc. 0% 1/19/15 (g)	-	$ 1,261,000	1,153,815
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Liberty Media Corp. 3.75% 2/15/30 (g)	Baa3	$ 481,000	$ 521,885
TECHNOLOGY - 0.4%
Computers & Office Equipment - 0.4%
Juniper Networks, Inc. 4.75% 3/15/07	B-	1,220,000	1,349,625
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (g)	B1	308,000	318,780
Telephone Services - 0.0%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	203,000	183,842
TOTAL UTILITIES			502,622
TOTAL CONVERTIBLE BONDS			3,527,947
Nonconvertible Bonds - 14.1%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03 (g)	Baa2	240,000	240,662
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.2%
Huntsman Corp. 9.5% 7/1/07 (g)	B2	370,000	337,625
Lyondell Chemical Co. 10.875% 5/1/09	B2	340,000	337,450
			675,075
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	160,000	145,600
Packaging & Containers - 0.1%
Gaylord Container Corp. 9.75% 6/15/07	Caa1	210,000	163,800
Paper & Forest Products - 0.1%
APP China Group Ltd. 14% 3/15/10 unit (g)	B3	150,000	94,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fort James Corp. 6.625% 9/15/04	Baa2	$ 45,000	$ 43,274
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	230,000	202,400
			340,174
TOTAL BASIC INDUSTRIES			1,324,649
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.1%
Dayton Superior Corp. 13% 6/15/09 unit (g)	B3	160,000	158,400
Construction - 0.0%
Lennar Corp. 9.95% 5/1/10 (g)	Ba1	25,000	24,625
Real Estate - 0.2%
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	491,350
LNR Property Corp. 9.375% 3/15/08	B1	160,000	139,200
			630,550
Real Estate Investment Trusts - 0.8%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	93,160
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	1,000,000	954,410
6.625% 2/15/05	Baa1	200,000	188,948
6.75% 2/15/08	Baa1	100,000	91,609
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	120,000	92,400
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	66,675
Spieker Properties LP:
6.8% 5/1/04	Baa2	90,000	86,265
6.875% 2/1/05	Baa2	1,000,000	956,150
			2,529,617
TOTAL CONSTRUCTION & REAL ESTATE			3,343,192
ENERGY - 0.6%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	135,000	125,213
Energy Services - 0.0%
R&B Falcon Corp. 12.25% 3/15/06	Ba3	100,000	109,000
Oil & Gas - 0.6%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	385,000	351,209
Apache Corp.:
7.625% 7/1/19	Baa1	155,000	149,662
7.7% 3/15/26	Baa1	65,000	62,636
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	$ 100,000	$ 90,750
Chesapeake Energy Corp. 9.625% 5/1/05	B2	250,000	243,750
Conoco, Inc. 5.9% 4/15/04	A3	125,000	119,300
Ocean Energy, Inc. 7.625% 7/1/05	Ba1	190,000	179,550
Phillips Petroleum Co. 6.375% 3/30/09	Baa2	250,000	225,868
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	200,000	198,000
YPF Sociedad Anonima 8% 2/15/04	B1	50,000	49,050
			1,669,775
TOTAL ENERGY			1,903,988
FINANCE - 3.0%
Banks - 1.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	494,055
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	200,000	201,960
BankBoston Corp. 6.625% 2/1/04	A3	200,000	192,736
Barclays Bank PLC yankee 5.95% 7/15/01	A1	350,000	347,501
Capital One Bank 6.375% 2/15/03	Baa2	250,000	239,713
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	195,437
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	163,537
7.375% 9/17/04	Baa2	160,000	155,056
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	95,790
6.875% 11/15/02	Baa2	300,000	295,734
Sanwa Finance Aruba AEC 8.35% 7/15/09	Baa1	600,000	597,336
Sumitomo Bank International Finance NV 8.5% 6/15/09	Baa1	100,000	100,469
Summit Bancorp 8.625% 12/10/02	BBB+	100,000	101,231
			3,284,329

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit & Other Finance - 1.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	$ 250,000	$ 227,325
AMRESCO, Inc. 9.875% 3/15/05	Caa3	220,000	102,300
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	233,693
Bellsouth Capital Funding Corp. 7.75% 2/15/10	Aa3	160,000	160,006
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	100,000	98,811
ERP Operating LP:
6.55% 11/15/01	A3	50,000	49,279
7.1% 6/23/04	A3	200,000	193,952
Finova Capital Corp.:
6.11% 2/18/03	Baa2	200,000	176,000
7.25% 11/8/04	Baa2	100,000	89,000
Ford Motor Credit Co.:
6.5% 2/28/02	A2	1,000,000	984,150
7.875% 6/15/10	A2	1,040,000	1,041,477
Household Finance Corp. 8% 5/9/05	A2	300,000	302,541
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	20,000	17,000
Imperial Credit Industries 9.875% 1/15/07	B3	330,000	237,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	340,000	323,513
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	353,265
6.875% 11/15/28	Baa1	735,000	635,510
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	98,000
TXU Eastern Funding 6.75% 5/15/09	Baa1	100,000	89,417
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	60,000	51,537
			5,464,376
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	500,000	499,445
TOTAL FINANCE			9,248,150
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Unilab Corp. 12.75% 10/1/09	B3	70,000	72,100
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,000,000	844,770
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba2	$ 155,000	$ 134,850
7.875% 1/1/09	Ba2	170,000	144,500
WMX Technologies, Inc. 7.1% 8/1/26	Ba1	120,000	112,946
			392,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			1,237,066
MEDIA & LEISURE - 3.0%
Broadcasting - 2.6%
ACME Television LLC/ACME Financial Corp. 0% 9/30/04 (e)	B3	200,000	191,000
Adelphia Communications Corp. 9.875% 3/1/05	B1	150,000	146,250
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	230,000	186,300
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	650,000	608,036
Cable Satisfaction International, Inc. 12.75% 3/1/10	Caa1	200,000	194,500
Callahan Nordrhein Westfalen 14% 7/15/10 (g)	B3	250,000	250,000
CapStar Broadcasting Partners, Inc. 0% 2/1/09 (e)	B2	190,000	173,375
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	320,000	181,600
8.25% 4/1/07	B2	180,000	159,300
8.625% 4/1/09	B2	180,000	158,850
Continental Cablevision, Inc. 8.3% 5/15/06	A2	215,000	220,093
Diamond Cable Communications PLC 0% 2/15/07 (e)	B3	210,000	161,175
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	130,000	83,200
EchoStar DBS Corp. 9.375% 2/1/09	B2	260,000	250,900
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (g)	B3	195,000	173,550
International Cabletel, Inc. 0% 2/1/06 (e)	B3	250,000	230,000
LIN Holdings Corp. 0% 3/1/08 (e)	B3	270,000	177,525

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	$ 150,000	$ 143,127
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	150,000	103,500
NTL, Inc. 0% 4/1/08 (e)	B3	560,000	347,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	170,000	166,600
Satelites Mexicanos SA de CV 11.28% 6/30/04 (g)(i)	B1	74,000	67,340
Shaw Communications, Inc. 8.25% 4/11/10	Baa2	140,000	141,135
Spectrasite Holdings, Inc.:
0% 3/15/10 (e)	B3	65,000	34,938
10.75% 3/15/10	B3	25,000	24,875
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	198,864
Telewest PLC 0% 10/1/07 (e)	B1	270,000	257,850
Time Warner, Inc. 8.18% 8/15/07	Baa3	910,000	927,918
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (e)	B2	380,000	349,600
Series D 0% 5/15/06 (e)	B2	30,000	27,600
United Pan-Europe Communications NV:
0% 8/1/09 (e)	B2	230,000	115,000
0% 2/1/10 (e)	B2	270,000	126,900
10.875% 11/1/07	B2	480,000	432,000
10.875% 8/1/09	B2	275,000	242,000
11.25% 11/1/09	B2	15,000	13,125
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	580,000	552,450
			7,817,676
Entertainment - 0.0%
Regal Cinemas, Inc. 9.5% 6/1/08	Ca	355,000	88,750
Lodging & Gaming - 0.0%
Horseshoe Gaming LLC 8.625% 5/15/09	B2	70,000	65,800
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	85,500
			151,300
Publishing - 0.3%
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	480,685
News America, Inc.:
7.125% 4/8/28	Baa3	80,000	66,850
7.28% 6/30/28	Baa3	200,000	172,432
7.3% 4/30/28	Baa3	170,000	145,143
			865,110
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	$ 170,000	$ 161,500
TOTAL MEDIA & LEISURE			9,084,336
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.625% 12/15/05	Baa3	150,000	143,370
6.8% 12/15/08	Baa3	200,000	187,565
			330,935
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	185,752
TOTAL NONDURABLES			516,687
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	420,000	216,300
7.125% 1/15/07	Caa1	110,000	58,300
			274,600
General Merchandise Stores - 0.1%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	500,000	483,520
Grocery Stores - 0.1%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (d)	C	450,000	9,000
12% 3/1/06 (d)	Caa3	10,000	1,250
Kroger Co. 6% 7/1/00	Baa3	200,000	199,962
			210,212
TOTAL RETAIL & WHOLESALE			968,332
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	40,200
Services - 0.1%
SITEL Corp. 9.25% 3/15/06	B3	250,000	220,000
TOTAL SERVICES			260,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TECHNOLOGY - 0.6%
Computer Services & Software - 0.3%
Concentric Network Corp. 12.75% 12/15/07	B-	$ 50,000	$ 52,500
Covad Communications Group, Inc. 12% 2/15/10	B3	355,000	275,125
Exodus Communications, Inc. 11.625% 7/15/10 (g)	B	280,000	281,400
PSINet, Inc. 10.5% 12/1/06	B3	260,000	239,200
			848,225
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
5.95% 4/30/02	Baa1	300,000	284,763
7.25% 9/1/02	Baa1	250,000	241,973
Globix Corp. 12.5% 2/1/10	B-	95,000	78,375
			605,111
Electronic Instruments - 0.0%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	80,000	73,600
Electronics - 0.1%
ChipPAC International Ltd. 12.75% 8/1/09	B3	40,000	43,000
Hadco Corp. 9.5% 6/15/08	B2	140,000	140,350
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	52,000	55,510
			238,860
TOTAL TECHNOLOGY			1,765,796
TRANSPORTATION - 0.9%
Air Transportation - 0.4%
Atlas Air, Inc.:
8.77% 1/2/11	Ba1	86,129	83,115
9.375% 11/15/06	B3	220,000	213,400
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	70,000	67,683
7.73% 9/15/12	Baa1	28,243	26,975
Delta Air Lines, Inc. 7.9% 12/15/09	Baa3	500,000	464,750
US Air, Inc. 9.625% 2/1/01	B3	430,000	425,700
			1,281,623
Railroads - 0.5%
Burlington Northern Santa Fe Corp.:
6.875% 12/1/27	Baa2	1,000,000	860,780
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Burlington Northern Santa Fe Corp.: - continued
7.29% 6/1/36	Baa2	$ 150,000	$ 146,609
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	332,302
			1,339,691
TOTAL TRANSPORTATION			2,621,314
UTILITIES - 3.4%
Cellular - 0.5%
Cellnet Data Systems, Inc. 0% 10/1/07 (e)	-	300,000	24,000
Clearnet Communications, Inc. yankee 0% 12/15/05 (e)	B3	200,000	206,000
Crown Castle International Corp. 10.75% 8/1/11	B3	45,000	45,675
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	50,000	50,375
Leap Wireless International, Inc.:
0% 4/15/10 (e)(g)	-	65,000	27,300
12.5% 4/15/10 (g)	Caa2	75,000	66,000
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	270,000	205,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	241,000	204,850
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	420,000	312,900
9.375% 11/15/09	B1	170,000	163,200
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	295,000	197,650
10.375% 11/15/09	B2	170,000	176,800
			1,679,950
Electric Utility - 0.4%
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	267,204
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	165,000	166,115
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	146,427
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	467,147

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	$ 75,000	$ 77,640
Texas Utilities Co. 6.375% 1/1/08	Baa3	100,000	90,325
			1,214,858
Gas - 0.3%
CMS Panhandle Holding Co.:
6.125% 3/15/04	Baa3	150,000	141,675
7% 7/15/29	Baa3	150,000	125,880
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	500,000	499,900
			767,455
Telephone Services - 2.2%
Allegiance Telecom, Inc. 12.875% 5/15/08	B3	200,000	216,500
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	700,000	695,681
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	935,000	949,895
Esat Telecom Group PLC 0% 2/1/07 (e)	Aa1	230,000	213,900
Global Crossing Holdings Ltd. 9.625% 5/15/08	Ba2	180,000	176,400
Global TeleSystems Group, Inc. 9.875% 2/15/05	Caa1	330,000	227,700
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	560,000	565,600
Hermes Europe Railtel BV 11.5% 8/15/07	B3	150,000	125,250
ICG Holdings, Inc. 0% 9/15/05 (e)	B3	260,000	249,600
Intermedia Communications, Inc. 0% 3/1/09 (e)	B3	330,000	200,475
KMC Telecom Holdings, Inc. 13.5% 5/15/09	Caa2	170,000	141,100
NEXTLINK Communications, Inc. 0% 12/1/09 (e)	B2	500,000	287,500
Ono Finance PLC 13% 5/1/09	Caa1	215,000	203,175
Rhythms NetConnections, Inc. 14% 2/15/10 (g)	B3	200,000	144,000
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	220,000	204,882
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	449,000	429,626
7.7% 7/20/29	Baa1	666,000	627,152
Versatel Telecom International NV 13.25% 5/15/08	B3	150,000	152,250
Viatel, Inc. 11.25% 4/15/08	B3	250,000	187,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
WinStar Communications, Inc. 12.75% 4/15/10 (g)	B3	$ 450,000	$ 434,250
WorldCom, Inc. 8.875% 1/15/06	A3	184,000	190,782
			6,623,218
TOTAL UTILITIES			10,285,481
TOTAL NONCONVERTIBLE BONDS			42,871,953
TOTAL CORPORATE BONDS (Cost $48,683,174)			46,399,900
U.S. Government and Government Agency Obligations - 10.4%

U.S. Government Agency Obligations - 1.7%
Fannie Mae:
6.5% 4/29/09	Aaa	1,600,000	1,494,752
7.125% 2/15/05	Aaa	1,315,000	1,320,339
7.25% 5/15/30	Aaa	660,000	673,435
Federal Home Loan Bank 7.59% 3/10/05	Aaa	190,000	193,859
Freddie Mac:
5.75% 3/15/09	Aaa	800,000	728,624
6.25% 7/15/04	Aaa	310,000	301,379
6.875% 1/15/05	Aaa	185,000	183,844
7% 7/15/05	Aaa	250,000	249,650
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	34,670	35,168
Tennessee Valley Authority 7.125% 5/1/30	Aaa	140,000	140,588
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			5,321,638
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	1,660,000	1,676,600
8.875% 8/15/17	Aaa	3,805,000	4,850,195
9.875% 11/15/15	Aaa	625,000	847,463
14% 11/15/11	Aaa	490,000	680,488
U.S. Treasury Notes:
5.5% 5/31/03	Aaa	6,000,000	5,861,220
5.5% 2/15/08	Aaa	100,000	95,719
5.625% 9/30/01	Aaa	140,000	138,512

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.875% 10/31/01	Aaa	$ 1,950,000	$ 1,934,771
5.875% 11/15/04	Aaa	2,850,000	2,808,590
6.5% 5/31/02	Aaa	3,010,000	3,013,763
7% 7/15/06	Aaa	3,750,000	3,885,938
U.S. Treasury Notes - coupon STRIPS 0% 11/15/11	Aaa	1,430,000	709,652
TOTAL U.S. TREASURY OBLIGATIONS			26,502,911
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,715,419)			31,824,549
U.S. Government Agency - Mortgage Securities - 13.0%

Fannie Mae - 9.1%
5.5% 2/1/11	Aaa	156,534	145,429
6% 4/1/09 to 1/1/29	Aaa	1,860,194	1,734,133
6.5% 11/1/25 to 7/1/29	Aaa	11,136,937	10,514,432
6.5% 7/1/30 (h)	Aaa	3,500,000	3,298,750
7% 12/1/24 to 9/1/28	Aaa	3,344,454	3,236,903
7.5% 5/1/15 to 1/1/30	Aaa	8,490,673	8,375,883
8% 12/1/29	Aaa	499,027	501,053
TOTAL FANNIE MAE			27,806,583
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	367,456	363,782
Government National Mortgage Association - 3.8%
6.5% 4/15/28 to 4/15/29	Aaa	10,337,543	9,813,560
7% 1/15/28 to 12/15/28	Aaa	636,734	619,020
7.5% 6/15/27 to 3/15/28	Aaa	1,153,223	1,145,846
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,578,426
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $41,146,234)			39,748,791
Asset-Backed Securities - 0.8%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	192,297
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	510,000	503,067
6.4% 12/15/02	Aa2	80,000	78,960
7.03% 11/15/03	Aaa	145,000	144,887
Key Auto Finance Trust:
6.3% 10/15/03	A2	197,699	196,711
6.65% 10/15/03	Baa3	59,053	58,979
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Premier Auto Trust 5.59% 2/9/04	Aaa	$ 1,000,000	$ 970,310
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	200,000	200,000
TOTAL ASSET-BACKED SECURITIES (Cost $2,390,044)			2,345,211
Commercial Mortgage Securities - 0.9%

CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	202,245
Series 1998-FL1:
Class D, 7.1415% 12/10/00 (g)(i)	A2	300,000	299,543
Class E, 7.4913% 1/10/13 (g)(i)	Baa2	420,000	418,130
DLJ Commercial Mortgage Corp. 7.62% 5/10/10	Aaa	500,000	501,484
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(i)	Baa3	500,000	432,285
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	450,000	454,359
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	473,242
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,876,556)			2,781,288
Foreign Government and Government Agency Obligations (j) - 0.2%

Korean Republic yankee:
8.75% 4/15/03	Baa2	80,000	81,437
8.875% 4/15/08	Baa2	116,000	119,654
Quebec Province yankee:
6.86% 4/15/26 (f)	A2	250,000	240,255
7.125% 2/9/24	A2	30,000	28,337
7.5% 7/15/23	A2	30,000	29,574
United Mexican States 9.875% 2/1/10	Baa3	200,000	209,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $727,451)			708,257
Supranational Obligations - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	$ 500,000	$ 476,310
Cash Equivalents - 3.0%
	Shares
Taxable Central Cash Fund, 6.59% (c) (Cost $9,219,794)	9,219,794	9,219,794
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $271,264,000)		307,839,743
NET OTHER ASSETS - (0.9)%		(2,855,046)
NET ASSETS - 100%		$ 304,984,697
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,427,464 or 2.8% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.2%	AAA, AA, A	25.5%
Baa	6.9%	BBB	5.9%
Ba	0.4%	BB	0.6%
B	3.9%	B	4.7%
Caa	0.9%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $224,411,074 and $262,292,592, respectively, of which long-term U.S. government and government agency obligations aggregated $59,871,450 and $60,369,656, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,986 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $34 and 0% of net assets.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $266,299,649. Net unrealized appreciation aggregated $41,540,094, of which $50,485,729 related to appreciated investment securities and $8,945,635 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $271,264,000) - See accompanying schedule		$ 307,839,743
Commitment to sell securities on a delayed delivery basis	$ (5,690,625)
Receivable for securities sold on a delayed delivery basis	5,685,000	(5,625)
Receivable for investments sold, regular delivery		3,535,259
Cash		23,298
Receivable for fund shares sold		242,446
Dividends receivable		49,966
Interest receivable		1,666,464
Other receivables		44,424
Total assets		313,395,975
Liabilities
Payable for investments purchased Regular delivery	4,592,826
Delayed delivery	3,294,642
Payable for fund shares redeemed	376,552
Accrued management fee	108,417
Distribution fees payable	2,544
Other payables and accrued expenses	36,297
Total liabilities		8,411,278
Net Assets		$ 304,984,697
Net Assets consist of:
Paid in capital		$ 259,384,219
Undistributed net investment income		5,026,674
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,004,148
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,569,656
Net Assets		$ 304,984,697
Initial Class: Net Asset Value, offering price and redemption price per share ($274,792,464 ÷ 18,214,675 shares)		$15.09
Service Class: Net Asset Value, offering price and redemption price per share ($29,480,101 ÷ 1,961,121 shares)		$15.03
Service Class 2: Net Asset Value, offering price and redemption price per share ($712,132 ÷ 47,418 shares)		$15.02

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 1,026,288
Interest		4,833,980
Security lending		131
Total income		5,860,399
Expenses
Management fee	$ 667,765
Transfer agent fees	101,971
Distribution fees	13,916
Accounting and security lending fees	59,780
Non-interested trustees' compensation	506
Custodian fees and expenses	13,860
Audit	14,098
Legal	1,823
Reports to shareholders	309
Miscellaneous	137
Total expenses before reductions	874,165
Expense reductions	(26,193)	847,972
Net investment income		5,012,427
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,969,880
Foreign currency transactions	(4,097)	4,965,783
Change in net unrealized appreciation (depreciation) on:
Investment securities	(11,411,603)
Assets and liabilities in foreign currencies	(1,569)
Delayed delivery commitments	(5,625)	(11,418,797)
Net gain (loss)		(6,453,014)
Net increase (decrease) in net assets resulting from operations		$ (1,440,587)
Other Information Expense reductions Directed brokerage arrangements		$ 25,816
Custodian credits		377
		$ 26,193

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 5,012,427	$ 10,132,202
Net realized gain (loss)	4,965,783	7,580,954
Change in net unrealized appreciation (depreciation)	(11,418,797)	(2,525,268)
Net increase (decrease) in net assets resulting from operations	(1,440,587)	15,187,888
Distributions to shareholders From net investment income	(10,025,969)	(7,479,403)
From net realized gain	(8,369,238)	(8,692,279)
Total distributions	(18,395,207)	(16,171,682)
Share transactions - net increase (decrease)	(27,604,335)	36,165,081
Total increase (decrease) in net assets	(47,440,129)	35,181,287
Net Assets
Beginning of period	352,424,826	317,243,539
End of period (including undistributed net investment income of $5,026,674 and $10,132,202, respectively)	$ 304,984,697	$ 352,424,826

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	800,778	$ 11,898,820	4,444,110	$ 70,037,773
Reinvested	1,146,173	16,906,054	1,027,536	15,608,277
Redeemed	(4,066,967)	(61,054,219)	(4,234,242)	(66,752,172)
Net increase (decrease)	(2,120,016)	$ (32,249,345)	1,237,404	$ 18,893,878
Service Class Sold	289,094	$ 4,329,594	1,108,300	$ 17,387,242
Reinvested	100,855	1,483,571	37,189	563,405
Redeemed	(125,685)	(1,874,764)	(43,583)	(679,444)
Net increase (decrease)	264,264	$ 3,938,401	1,101,906	$ 17,271,203
Service Class 2 A Sold	47,040	$ 701,059	-	$ -
Reinvested	380	5,581	-	-
Redeemed	(2)	(31)	-	-
Net increase (decrease)	47,418	$ 706,609	-	$ -
Distributions From net investment income Initial Class		$ 9,221,484		$ 7,218,828
Service Class		801,470		260,575
Service Class 2 A		3,015		-
Total		$ 10,025,969		$ 7,479,403
From net realized gain Initial Class		$ 7,684,570		$ 8,389,449
Service Class		682,102		302,830
Service Class 2 A		2,566		-
Total		$ 8,369,238		$ 8,692,279
		$ 18,395,207		$ 16,171,682

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 H
Net asset value, beginning of period	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17	$ 10.00
Income from Investment Operations
Net investment income	.24 D	.45 D	.44 D	.44 D	.33	.14
Net realized and unrealized gain (loss)	(.27)	.24	2.00	2.22	.78	1.25
Total from investment operations	(.03)	.69	2.44	2.66	1.11	1.39
Less Distributions
From net investment income	(.48)	(.37)	(.36)	(.31)	(.01)	(.14)
From net realized gain	(.40)	(.43)	(.55)	-	(.04)	(.08)
Total distributions	(.88)	(.80)	(.91)	(.31)	(.05)	(.22)
Net asset value, end of period	$ 15.09	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Total Return B, C	(0.06)%	4.55%	17.64%	22.18%	9.98%	13.92%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 274,792	$ 325,371	$ 307,681	$ 214,538	$ 103,110	$ 43,155
Ratio of expenses to average net assets	.55% A	.57%	.59%	.61%	.72%	1.42% F
Ratio of expenses to average net assets after expense reductions	.53% A, G	.55% G	.58% G	.60% G	.71% G	1.42%
Ratio of net investment income to average net assets	3.20% A	2.87%	2.94%	3.28%	3.63%	3.56%
Portfolio turnover	148% A	108%	94%	98%	163%	248%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.23	.43	.41	.08
Net realized and unrealized gain (loss)	(.27)	.24	1.98	.35
Total from investment operations	(.04)	.67	2.39	.43
Less Distributions
From net investment income	(.47)	(.37)	(.36)	-
From net realized gain	(.40)	(.43)	(.55)	-
Total distributions	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 15.03	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(0.13)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,480	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.65% A	.67%	.70%	.71% A
Ratio of expenses to average net assets after expense reductions	.63% A, G	.66% G	.69% G	.71% A
Ratio of net investment income to average net assets	3.10% A	2.77%	2.79%	3.43% A
Portfolio turnover	148% A	108%	94%	98%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H For the period January 3, 1995 (commencement of operations of Initial Class shares) to December 31, 1995.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 15.59
Income from Investment Operations
Net investment income D	.20
Net realized and unrealized gain (loss)	.10 G
Total from investment operations	.30
Less Distributions
From net investment income	(.47)
From net realized gain	(.40)
Total distributions	(.87)
Net asset value, end of period	$ 15.02
Total Return B, C	2.05%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 712
Ratio of expenses to average net assets	.79% A
Ratio of expenses to average net assets after expense reductions	.77% A, F
Ratio of net investment income to average net assets	2.96% A
Portfolio turnover	148% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

# of Dollars Voted	% of Dollars Voted

Ralph F. Cox

Affirmative	2,995,348,207.84	97.862
Withheld	65,444,305.52	2.138
TOTAL	3,060,792,513.36	100.000

Phyllis Burke Davis

Affirmative	2,995,012,849.06	97.851
Withheld	65,779,664.30	2.149
TOTAL	3,060,792,513.36	100.000

Robert M. Gates

Affirmative	2,994,325,628.16	97.828
Withheld	66,466,885.20	2.172
TOTAL	3,060,792,513.36	100.000

Edward C. Johnson 3d

Affirmative	2,994,212,266.77	97.825
Withheld	66,580,246.59	2.175
TOTAL	3,060,792,513.36	100.000

Donald J. Kirk

Affirmative	2,996,527,468.99	97.900
Withheld	64,265,044.37	2.100
TOTAL	3,060,792,513.36	100.000

Ned C. Lautenbach

Affirmative	2,997,430,896.97	97.930
Withheld	63,361,616.39	2.070
TOTAL	3,060,792,513.36	100.000
	# of Dollars Voted	% of Dollars Voted

Peter S. Lynch

Affirmative	2,997,391,112.97	97.929
Withheld	63,401,400.39	2.071
TOTAL	3,060,792,513.36	100.000

William O. McCoy

Affirmative	2,997,364,420.76	97.928
Withheld	63,428,092.60	2.072
TOTAL	3,060,792,513.36	100.000

Gerald C. McDonough

Affirmative	2,992,594,911.89	97.772
Withheld	68,197,601.47	2.228
TOTAL	3,060,792,513.36	100.000

Marvin L. Mann

Affirmative	2,996,491,839.67	97.899
Withheld	64,300,673.69	2.101
TOTAL	3,060,792,513.36	100.000

Robert C. Pozen

Affirmative	2,997,304,419.99	97.926
Withheld	63,488,093.37	2.074
TOTAL	3,060,792,513.36	100.000

Thomas R. Williams

Affirmative	2,993,561,996.24	97.803
Withheld	67,230,517.12	2.197
TOTAL	3,060,792,513.36	100.000

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

	# of Dollars Voted	% of Dollars Voted
Affirmative	276,319,488.69	94.617
Against	4,151,739.32	1.422
Abstain	11,567,630.61	3.961
TOTAL	292,038,858.62	100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

	# of Dollars Voted	% of Dollars Voted
Affirmative	2,837,267,199.92	92.697
Against	49,473,422.32	1.617
Abstain	174,051,891.12	5.686
TOTAL	3,060,792,513.36	100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

	# of Dollars Voted	% of Dollars Voted
Affirmative	272,189,750.93	93.203
Against	4,507,278.92	1.544
Abstain	15,341,828.77	5.253
TOTAL	292,038,858.62	100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	268,161,500.09	91.824
Against	5,337,639.43	1.828
Abstain	18,539,719.10	6.348
TOTAL	292,038,858.62	100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,614,072.73	91.636
Against	5,806,227.04	1.989
Abstain	18,618,558.85	6.375
TOTAL	292,038,858.62	100.000

PROPOSAL 7

To modify the fund's fundamental investment objective and eliminate a fundamental investment policy of the fund.

Affirmative	267,914,892.06	91.739
Against	7,333,491.83	2.512
Abstain	16,790,474.73	5.749
TOTAL	292,038,858.62	100.000

PROPOSAL 8

To amend the fundamental investment limitation concerning diversification.

Affirmative	267,037,890.43	91.439
Against	7,842,324.91	2.686
Abstain	17,158,643.28	5.875
TOTAL	292,038,858.62	100.000

PROPOSAL 9

To amend the fundamental investment limitation concerning underwriting.

	# of Dollars Voted	% of Dollars Voted
Affirmative	266,860,588.67	91.378
Against	8,492,005.75	2.908
Abstain	16,686,264.20	5.714
TOTAL	292,038,858.62	100.000

PROPOSAL 10

To amend the fundamental investment limitation concerning concentration.

	# of Dollars Voted	% of Dollars Voted
Affirmative	267,900,537.74	91.735
Against	7,342,176.47	2.514
Abstain	16,796,144.41	5.751
TOTAL	292,038,858.62	100.000

* Denotes trust-wide proposals and voting results.

Balanced Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 year	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class 2	5.63%	17.09%	17.77%
Asset Manager: Growth Composite	6.73%	18.15%	15.37%
S&P 500	7.25%	23.80%	25.60%
LB Aggregate Bond	4.57%	6.25%	7.81%
LB 3 Month T-Bill	5.57%	5.41%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.**

The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

* not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $24,513 - a 145.13% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $34,079 over the same period - a 240.79% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $14,798 - a 47.98% increase.
You can also look at how the Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $26,247 - a 162.47% increase.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	2.8
Intel Corp.	2.4
Cisco Systems, Inc.	2.4
Microsoft Corp.	2.3
Pfizer, Inc.	1.6
11.5
Top Five Market Sectors as of June 30, 2000
(stocks only)	% of fund's net assets
Technology	29.1
Health	9.3
Finance	6.4
Utilities	6.0
Energy	4.5
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stock Class 73.4%
Bond Class 20.6%
Short-Term Class 6.0%

* Foreign investments 4.4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Bart Grenier became Portfolio Manager of Asset Manager: Growth Portfolio on May 1, 2000.

Q. How did the fund perform, Bart?

A. For the six- and 12-month periods that ended June 30, 2000, the fund trailed the Asset Manager: Growth Composite Index, which returned 0.95% and 6.73%, respectively.

Q. What asset allocation strategies did you pursue during the six-month period?

A. The fund continued to slightly emphasize equities, with just over 71% of its assets on average invested in this class during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Given the bullish environment for stocks in the first quarter of 2000, the fund's overexposure here garnered it an advantage over the composite index early in the period. However, even with the equity rally in June, the fund's gains during the period were more than offset by its losses suffered during the sharp, broad market decline of April and May. On the bond side, the fund focused on high-yield securities, which hurt, although our exposure to investment-grade debt did help offset some of those losses.

Q. What factors influenced performance of the equity subportfolio?

A. Steve Snider maintained the fund's tilt toward the sectors of the economy with a high growth orientation. The fund's overweighting in technology aided performance, as we were able to uncover several large, high-quality tech names that effectively weathered the correction in the spring and posted big numbers for the period. We also took advantage of several good growth stories among some smaller-cap companies that fared extremely well. Our best tech picks overall included Texas Instruments, LSI Logic, Integrated Device Technology and Comverse. The fund's exposure to health stocks, particularly IVAX, Techne and Pfizer, helped amid a rally in biotechnology shares. Growth-oriented financials, including mutual fund distributor Waddell & Reed and insurer American International Group, were meaningful contributors. Conversely, we were caught holding a handful of disappointments within the tech sector, notably Microsoft, Lucent Technologies, QLogic and Harmonic. Steve sold off fund positions in Waddell & Reed, QLogic and Harmonic prior to the close of the period. The decline in retail stocks during the period dragged down fund holdings Wal-Mart and Home Depot. Poorly performing utility stocks, most notably Qualcomm and AT&T, also weighed on performance. Overall, the equity subportfolio trailed the Standard & Poor's 500 Index slightly during the six-month period, but outperformed it during the past 12 months.

Q. How did the fund's bond subportfolio fare?

A. Charlie Morrison and his team did a nice job of positioning the investment-grade component of the fund to benefit from changing market conditions. The decision to reduce the fund's exposure to long-term corporate bonds was a good one, as the performance of these securities deteriorated along side all other spread sectors during the period. A driving influence at this time was the U.S. Treasury's announcement in January of its intention to reduce new borrowing and use government surplus proceeds to repurchase outstanding debt. This move sparked a tremendous rally in long-term Treasuries. So, despite the Federal Reserve Board's actions to raise rates during the period, the much improved supply/demand picture painted by the Treasury buybacks led to a positive return for the investment-grade subportfolio. On the other hand, high-yield bonds suffered from poor liquidity and declining credit quality. Fred Hoff - who directed the fund's high-yield investments until June 1, 2000, when Mark Notkin took over - helped limit our losses by avoiding the names that fell the furthest amid the period's downtrend.

Q. And the fund's short-term/money market investments?

A. John Todd felt that concerns surrounding Y2K were overblown and, thus, used the opportunity to extend the average maturity of the fund's money-market subportfolio early on to take advantage of a steeply sloped yield curve. Early in 2000, however, the yield curve flattened out dramatically. In response, we let the average maturity roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Fed tightening. Shareholders should note that John may choose to invest in a money market mutual fund rather than invest directly in money market securities in the future.

Q. What's your outlook?

A. It's still unclear as to whether or not the Fed can successfully orchestrate a soft landing, which would be very constructive for stocks. There's a lot of conflicting evidence out there in terms of economic data that will have to get cleared up before we can know for sure if the economy has actually slowed down a couple notches to be considered a soft landing. Until then, I think we'll be in sort of a narrow trading range in terms of the equity market. Security selection in this type of environment will become even more important, which bodes well for us given the strength of Fidelity's research.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of June 30, 2000, more than
$564 million

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 68.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.3%
Northrop Grumman Corp.	8,400	$ 556,500
Textron, Inc.	16,700	907,019
		1,463,519
BASIC INDUSTRIES - 0.8%
Chemicals & Plastics - 0.6%
Eastman Chemical Co.	8,600	410,650
Engelhard Corp.	24,200	412,913
Pharmacia Corp.	38,700	2,000,306
Praxair, Inc.	11,500	430,531
W.R. Grace & Co. (a)	37,300	452,263
		3,706,663
Paper & Forest Products - 0.2%
Westvaco Corp.	39,800	987,538
TOTAL BASIC INDUSTRIES		4,694,201
CONSTRUCTION & REAL ESTATE - 0.1%
Engineering - 0.1%
MasTec, Inc. (a)	20,100	767,569
DURABLES - 0.2%
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	5,500	453,750
Consumer Electronics - 0.1%
Whirlpool Corp.	8,300	386,988
Textiles & Apparel - 0.0%
Liz Claiborne, Inc.	10,400	366,600
TOTAL DURABLES		1,207,338
ENERGY - 4.5%
Energy Services - 0.1%
BJ Services Co. (a)	11,900	743,750
Oil & Gas - 4.4%
Amerada Hess Corp.	28,000	1,729,000
EOG Resources, Inc.	25,400	850,900
Exxon Mobil Corp.	106,800	8,383,800
Murphy Oil Corp.	28,200	1,676,138
Noble Affiliates, Inc.	21,300	793,425
Occidental Petroleum Corp.	89,600	1,887,200
Ocean Energy, Inc. (a)	136,900	1,942,269
Royal Dutch Petroleum Co. (NY Shares)	66,300	4,081,594
Tosco Corp.	26,600	753,113
Valero Energy Corp.	54,400	1,727,200
Vintage Petroleum, Inc.	35,800	807,738
		24,632,377
TOTAL ENERGY		25,376,127

	Shares	Value (Note 1)
FINANCE - 6.4%
Banks - 1.1%
Bank of America Corp.	50,800	$ 2,184,400
Northern Trust Corp.	10,100	657,131
Silicon Valley Bancshares (a)	36,600	1,560,075
Wells Fargo & Co.	51,000	1,976,250
		6,377,856
Credit & Other Finance - 1.7%
American Express Co.	41,400	2,157,975
Citigroup, Inc.	125,700	7,573,425
		9,731,400
Insurance - 1.9%
American International Group, Inc.	47,100	5,534,250
CIGNA Corp.	22,300	2,085,050
First Health Group Corp. (a)	23,500	771,094
Hartford Financial Services Group, Inc.	13,500	755,156
Marsh & McLennan Companies, Inc.	7,100	741,506
PMI Group, Inc.	13,200	627,000
		10,514,056
Savings & Loans - 0.2%
Dime Bancorp, Inc.	37,000	582,750
Golden West Financial Corp.	17,300	706,056
		1,288,806
Securities Industry - 1.5%
Bear Stearns Companies, Inc.	33,900	1,411,088
Eaton Vance Corp. (non-vtg.)	19,100	883,375
Lehman Brothers Holdings, Inc.	16,700	1,579,194
Merrill Lynch & Co., Inc.	14,600	1,679,000
Morgan Stanley Dean Witter & Co.	35,200	2,930,400
		8,483,057
TOTAL FINANCE		36,395,175
HEALTH - 9.2%
Drugs & Pharmaceuticals - 6.2%
American Home Products Corp.	40,400	2,373,500
Amgen, Inc.	31,600	2,219,900
Andrx Corp. (a)	14,700	939,652
Bristol-Myers Squibb Co.	61,300	3,570,725
Eli Lilly & Co.	33,700	3,365,788
Forest Laboratories, Inc. (a)	9,400	949,400
IVAX Corp. (a)	63,500	2,635,250
Jones Pharma, Inc.	41,100	1,641,431
Merck & Co., Inc.	70,700	5,417,388
Pfizer, Inc.	192,675	9,248,400
Schering-Plough Corp.	45,400	2,292,700
		34,654,134
Medical Equipment & Supplies - 2.0%
Abbott Laboratories	47,000	2,094,438
Johnson & Johnson	43,000	4,380,625
Millipore Corp.	15,300	1,153,238
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Techne Corp. (a)	22,400	$ 2,912,000
Varian Medical Systems, Inc. (a)	19,000	743,375
		11,283,676
Medical Facilities Management - 1.0%
Quest Diagnostics, Inc. (a)	14,100	1,053,975
Trigon Healthcare, Inc. (a)	20,300	1,046,719
UnitedHealth Group, Inc.	32,400	2,778,300
Universal Health Services, Inc. Class B (a)	14,100	923,550
		5,802,544
TOTAL HEALTH		51,740,354
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Electrical Equipment - 3.5%
Adtran, Inc. (a)	25,300	1,514,838
General Electric Co.	304,600	16,143,777
Scientific-Atlanta, Inc.	30,600	2,279,700
		19,938,315
Industrial Machinery & Equipment - 0.9%
Asyst Technologies, Inc. (a)	37,800	1,294,650
Deere & Co.	34,400	1,272,800
Tyco International Ltd.	52,300	2,477,713
		5,045,163
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		24,983,478
MEDIA & LEISURE - 2.7%
Broadcasting - 0.5%
NTL, Inc. warrants 10/14/08 (a)	427	17,507
Time Warner, Inc.	39,800	3,024,800
		3,042,307
Entertainment - 1.3%
Mandalay Resort Group (a)	65,300	1,306,000
Viacom, Inc. Class B (non-vtg.) (a)	47,100	3,211,631
Walt Disney Co.	64,000	2,484,000
		7,001,631
Leisure Durables & Toys - 0.2%
Brunswick Corp.	30,300	501,844
Callaway Golf Co.	30,700	500,794
		1,002,638
Publishing - 0.6%
Dow Jones & Co., Inc.	18,400	1,347,800
Gannett Co., Inc.	7,100	424,669
McGraw-Hill Companies, Inc.	25,600	1,382,400
The New York Times Co. Class A	11,200	442,400
		3,597,269

	Shares	Value (Note 1)
Restaurants - 0.1%
Brinker International, Inc. (a)	18,300	$ 535,275
TOTAL MEDIA & LEISURE		15,179,120
NONDURABLES - 2.4%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	13,500	1,008,281
Pepsi Bottling Group, Inc.	84,200	2,457,588
The Coca-Cola Co.	76,400	4,388,225
		7,854,094
Foods - 0.6%
Quaker Oats Co.	14,100	1,059,263
Sysco Corp.	49,400	2,080,975
		3,140,238
Household Products - 0.4%
Procter & Gamble Co.	40,700	2,330,075
TOTAL NONDURABLES		13,324,407
PRECIOUS METALS - 0.0%
Placer Dome, Inc.	11,500	107,970
RETAIL & WHOLESALE - 3.2%
Apparel Stores - 0.6%
Talbots, Inc.	30,000	1,648,125
The Limited, Inc.	45,600	986,100
Venator Group, Inc. (a)	79,600	815,900
		3,450,125
General Merchandise Stores - 1.7%
BJ's Wholesale Club, Inc. (a)	49,600	1,636,800
Wal-Mart Stores, Inc.	137,800	7,940,725
		9,577,525
Retail & Wholesale, Miscellaneous - 0.9%
Home Depot, Inc.	71,200	3,555,550
Tiffany & Co., Inc.	24,300	1,640,250
		5,195,800
TOTAL RETAIL & WHOLESALE		18,223,450
SERVICES - 0.5%
Advertising - 0.2%
TMP Worldwide, Inc. (a)	12,100	893,131
Services - 0.3%
Manpower, Inc.	6,600	211,200
Robert Half International, Inc. (a)	25,200	718,200
Teletech Holdings, Inc. (a)	25,900	804,519
		1,733,919
TOTAL SERVICES		2,627,050
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 29.1%
Communications Equipment - 6.2%
ADC Telecommunications, Inc. (a)	11,300	$ 947,788
Cable Design Technologies Corp. (a)	40,800	1,366,800
Cisco Systems, Inc. (a)	213,700	13,583,306
Comverse Technology, Inc. (a)	17,700	1,646,100
Corning, Inc.	8,500	2,293,938
Lucent Technologies, Inc.	102,100	6,049,425
Nokia AB sponsored ADR	14,300	714,106
Nortel Networks Corp.	102,500	7,110,267
Tollgrade Communications, Inc. (a)	11,200	1,484,000
		35,195,730
Computer Services & Software - 6.2%
Adobe Systems, Inc.	4,000	520,000
Amdocs Ltd. (a)	10,300	790,525
America Online, Inc. (a)	70,600	3,724,150
BEA Systems, Inc. (a)	19,200	949,200
BroadVision, Inc. (a)	10,800	548,775
Microsoft Corp. (a)	161,000	12,880,000
Oracle Corp. (a)	108,600	9,129,188
Remedy Corp. (a)	16,100	897,575
Siebel Systems, Inc. (a)	5,800	948,663
Sybase, Inc. (a)	88,500	2,035,500
Symantec Corp. (a)	11,300	609,494
Yahoo!, Inc. (a)	16,800	2,081,100
		35,114,170
Computers & Office Equipment - 4.6%
Apple Computer, Inc. (a)	13,000	680,875
Dell Computer Corp. (a)	79,300	3,910,481
EMC Corp. (a)	66,800	5,139,425
Hewlett-Packard Co.	37,800	4,720,275
International Business Machines Corp.	53,700	5,883,506
Maxtor Corp. (a)	55,900	590,444
Sun Microsystems, Inc. (a)	57,500	5,228,906
		26,153,912
Electronic Instruments - 2.5%
Applied Materials, Inc. (a)	33,700	3,054,063
Credence Systems Corp. (a)	30,200	1,666,663
Electro Scientific Industries, Inc. (a)	29,600	1,303,325
KLA-Tencor Corp. (a)	10,500	614,906
Kulicke & Soffa Industries, Inc. (a)	13,700	813,438
LAM Research Corp. (a)	39,100	1,466,250
LTX Corp. (a)	19,700	688,269
Meade Instruments Corp. (a)	64,400	1,618,050
Teradyne, Inc. (a)	23,000	1,690,500
Trimble Navigation Ltd. (a)	17,300	844,456
		13,759,920
Electronics - 9.6%
Advanced Micro Devices, Inc. (a)	27,200	2,101,200
Altera Corp. (a)	20,300	2,069,331
Amkor Technology, Inc. (a)	16,900	596,781
Amphenol Corp. Class A (a)	39,600	2,621,025

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	22,500	$ 1,710,000
Arrow Electronics, Inc. (a)	14,900	461,900
Atmel Corp. (a)	36,700	1,353,313
AVX Corp.	50,000	1,146,875
Burr-Brown Corp. (a)	30,700	2,661,306
Cypress Semiconductor Corp. (a)	38,900	1,643,525
Integrated Device Technology, Inc. (a)	45,700	2,736,288
Intel Corp.	103,400	13,823,288
International Rectifier Corp. (a)	41,800	2,340,800
KEMET Corp. (a)	49,800	1,248,113
LSI Logic Corp. (a)	10,400	562,900
Microchip Technology, Inc. (a)	10,800	629,269
Motorola, Inc.	65,697	1,909,319
National Semiconductor Corp. (a)	7,600	431,300
PMC-Sierra, Inc. (a)	3,800	675,213
SDL, Inc. (a)	3,900	1,112,231
Semtech Corp. (a)	28,400	2,172,156
Technitrol, Inc.	5,600	542,500
Texas Instruments, Inc.	72,000	4,945,500
Three-Five Systems, Inc. (a)	11,000	649,000
Vishay Intertechnology, Inc. (a)	51,000	1,934,813
Xilinx, Inc. (a)	24,100	1,989,756
		54,067,702
TOTAL TECHNOLOGY		164,291,434
TRANSPORTATION - 0.1%
Air Transportation - 0.0%
Delta Air Lines, Inc.	4,600	232,588
Trucking & Freight - 0.1%
C.H. Robinson Worldwide, Inc.	5,000	247,500
TOTAL TRANSPORTATION		480,088
UTILITIES - 4.8%
Cellular - 0.2%
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	2,275
QUALCOMM, Inc. (a)	5,500	330,000
Sprint Corp. - PCS Group Series 1 (a)	13,500	803,250
		1,135,525
Electric Utility - 1.0%
Calpine Corp. (a)	29,400	1,933,050
Entergy Corp.	26,400	717,750
PECO Energy Co.	18,000	725,625
PPL Corp.	30,900	677,869
Public Service Enterprise Group, Inc.	24,800	858,700
TXU Corp.	26,700	787,650
		5,700,644
Gas - 0.3%
Columbia Energy Group	12,000	787,500
Enron Corp.	11,200	722,400
		1,509,900
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 3.3%
AT&T Corp.	114,800	$ 3,630,550
Bell Atlantic Corp.	48,000	2,439,000
BellSouth Corp.	58,200	2,480,775
GTE Corp.	29,800	1,855,050
Ono Finance PLC rights 5/31/09 (a)(f)	310	3,100
Pathnet, Inc. warrants 4/15/08 (a)(f)	840	8,400
SBC Communications, Inc.	105,500	4,562,875
WorldCom, Inc. (a)	87,800	4,027,825
		19,007,575
TOTAL UTILITIES		27,353,644
TOTAL COMMON STOCKS (Cost $325,944,798)		388,214,924
Nonconvertible Preferred Stocks - 1.8%

CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
California Federal Preferred Capital Corp. $2.2812	30,171	641,134
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	160	142,442
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II 7.875%	386	352,140
MEDIA & LEISURE - 0.4%
Broadcasting - 0.3%
Adelphia Communications Corp. $13.00	2,183	224,849
CSC Holdings, Inc. 11.125% pay-in-kind	14,567	1,522,252
		1,747,101
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	4,338	376,322
Series D, $10.00	4,544	420,320
		796,642
TOTAL MEDIA & LEISURE		2,543,743

	Shares	Value (Note 1)
UTILITIES - 1.2%
Cellular - 0.6%
Crown Castle International Corp. 12.75% pay-in-kind	358	$ 365,160
Nextel Communications, Inc. 11.125% pay-in-kind	2,851	2,751,215
		3,116,375
Telephone Services - 0.6%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	873	781,335
Intermedia Communications, Inc. 13.5% pay-in-kind	820	795,400
IXC Communications, Inc. 12.5% pay-in-kind	263	263,000
NEXTLINK Communications, Inc. 14% pay-in-kind	33,088	1,687,488
		3,527,223
TOTAL UTILITIES		6,643,598
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,734,609)		10,323,057
Corporate Bonds - 13.9%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.4%
HEALTH - 0.3%
Medical Facilities Management - 0.3%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 1,290,000	1,062,638
Total Renal Care Holdings, Inc. 7% 5/15/09 (f)	B3	500,000	332,500
			1,395,138
MEDIA & LEISURE - 0.1%
Lodging & Gaming - 0.1%
Hilton Hotels Corp. 5% 5/15/06	Ba2	660,000	521,400
TOTAL CONVERTIBLE BONDS			1,916,538
Nonconvertible Bonds - 13.5%
AEROSPACE & DEFENSE - 0.1%
Ship Building & Repair - 0.1%
Newport News Shipbuilding, Inc. 9.25% 12/1/06	Ba3	652,000	652,000
BASIC INDUSTRIES - 1.0%
Chemicals & Plastics - 0.6%
Avecia Group PLC 11% 7/1/09	B2	635,000	622,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Chemicals & Plastics - continued
Huntsman Corp. 9.5% 7/1/07 (f)	B2	$ 565,000	$ 515,563
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	200,000	200,000
Lyondell Chemical Co.:
9.875% 5/1/07	Ba3	890,000	881,100
10.875% 5/1/09	B2	440,000	436,700
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	305,000	313,769
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	470,000	380,700
			3,350,132
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	305,000	277,550
Packaging & Containers - 0.3%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	560,000	431,200
9.75% 6/15/07	Caa1	660,000	514,800
Norampac, Inc. 9.5% 2/1/08	B1	390,000	376,350
Packaging Corp. of America 9.625% 4/1/09	B2	370,000	365,375
			1,687,725
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	80,000	77,378
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	380,000	334,400
			411,778
TOTAL BASIC INDUSTRIES			5,727,185
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.0%
Numatics, Inc. 9.625% 4/1/08	B3	30,000	24,000
Construction - 0.1%
Blount, Inc. 13% 8/1/09	B3	270,000	274,725
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	170,000	153,000
Real Estate - 0.0%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	94,976

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Real Estate Investment Trusts - 0.1%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	$ 100,000	$ 93,160
7.125% 3/15/04	Baa2	110,000	105,585
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	100,000	96,114
6.75% 2/15/08	Baa1	100,000	91,609
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3	285,000	198,075
			584,543
TOTAL CONSTRUCTION & REAL ESTATE			1,131,244
DURABLES - 0.0%
Autos, Tires, & Accessories - 0.0%
TRW, Inc. 6.5% 6/1/02	Baa1	120,000	116,878
Consumer Electronics - 0.0%
Whirlpool Corp. 8.6% 5/1/10	Baa1	40,000	41,276
Textiles & Apparel - 0.0%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	135,000	128,887
TOTAL DURABLES			287,041
ENERGY - 0.4%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	330,000	306,075
Energy Services - 0.1%
Baker Hughes, Inc. 5.8% 2/15/03	A2	90,000	86,184
R&B Falcon Corp. 6.5% 4/15/03	Ba3	320,000	296,800
RBF Finance Co. 11% 3/15/06	Ba3	300,000	321,000
			703,984
Oil & Gas - 0.2%
Apache Corp. 7.625% 7/1/19	Baa1	75,000	72,417
Chesapeake Energy Corp. 9.625% 5/1/05	B2	680,000	663,000
Occidental Petroleum Corp. 9.75% 6/15/01	Baa3	100,000	101,880
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	94,964
8.125% 10/15/05	Baa1	140,000	141,666
8.375% 7/15/04	Baa1	195,000	196,743
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Petro-Canada 7% 11/15/28	A3	$ 50,000	$ 43,660
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	60,000	63,205
			1,377,535
TOTAL ENERGY			2,387,594
FINANCE - 1.0%
Banks - 0.2%
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	70,000	70,686
BankBoston Corp. 6.625% 2/1/04	A3	60,000	57,821
Capital One Bank:
6.375% 2/15/03	Baa2	130,000	124,651
6.65% 3/15/04	Baa3	260,000	249,730
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	93,065
Commonwealth Bank of Australia 8.5% 6/1/10	A1	100,000	103,774
Den Danske Bank AS 6.375% 6/15/08 (f)(i)	A1	170,000	156,081
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	91,388
Providian National Bank 6.7% 3/15/03	Baa3	100,000	95,634
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	50,000	51,934
			1,094,764
Credit & Other Finance - 0.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	113,663
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	470,000	218,550
10% 3/15/04	Caa3	210,000	96,600
Countrywide Funding Corp. 6.45% 2/27/03	A3	150,000	144,867
Details Capital Corp. 0% 11/15/07 (e)	Caa1	85,000	56,100
Dobson/Sygnet Communications Co. 12.25% 12/15/08	-	140,000	148,050
ERP Operating LP:
6.55% 11/15/01	A3	55,000	54,206
7.1% 6/23/04	A3	100,000	96,976
Finova Capital Corp.:
6.11% 2/18/03	Baa2	50,000	44,000
7.25% 11/8/04	Baa2	110,000	97,900

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
First Security Capital I 8.41% 12/15/26	A3	$ 110,000	$ 101,908
Ford Motor Credit Co.:
6.4513% 7/16/01 (i)	A2	400,000	400,433
7.5% 3/15/05	A2	140,000	138,950
7.875% 6/15/10	A2	400,000	400,568
Heller Financial, Inc. 6% 3/19/04	A3	180,000	168,451
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	280,000	182,000
7.6% 8/1/07	Ba2	790,000	418,700
7.875% 8/1/03	Ba2	130,000	80,600
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	130,000	123,696
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	40,000	37,693
6.875% 11/15/28	Baa1	90,000	77,818
The Money Store, Inc. 7.3% 12/1/02	A2	100,000	99,063
TXU Eastern Funding:
6.15% 5/15/02	Baa1	60,000	58,267
6.75% 5/15/09	Baa1	90,000	80,475
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	150,000	151,500
			3,591,034
Savings & Loans - 0.1%
Chevy Chase Savings Bank FSB 9.25% 12/1/08	B1	80,000	71,200
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	85,394
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	138,011
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	100,000	97,625
			392,230
Securities Industry - 0.1%
Amvescap PLC yankee 6.375% 5/15/03	A3	200,000	190,872
Goldman Sachs Group LP 6.6338% 7/27/00 (i)(k)	A1	400,000	399,966
			590,838
TOTAL FINANCE			5,668,866
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fountain View, Inc. 11.25% 4/15/08	Caa1	460,000	112,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH - continued
Medical Facilities Management - continued
Tenet Healthcare Corp. 8.625% 1/15/07	Ba3	$ 330,000	$ 313,500
Unilab Corp. 12.75% 10/1/09	B3	150,000	154,500
			580,700
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	430,000	425,700
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(f)	-	500,000	255,000
Tyco International Group SA:
7% 6/15/28	Baa1	280,000	240,696
yankee 6.375% 6/15/05	Baa1	30,000	28,618
			950,014
Pollution Control - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	230,000	209,300
7.625% 1/1/06	Ba2	195,000	169,650
10% 8/1/09	B2	1,795,000	1,507,800
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	169,400
WMX Technologies, Inc.:
6.25% 10/15/00	Ba1	100,000	99,343
7.1% 8/1/26	Ba1	40,000	37,649
			2,193,142
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			3,143,156
MEDIA & LEISURE - 4.5%
Broadcasting - 3.6%
Adelphia Communications Corp. 9.875% 3/1/07	B1	1,230,000	1,168,500
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	302,328
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	350,000	283,500
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	210,000	196,442
Callahan Nordrhein Westfalen 14% 7/15/10 (f)	B3	770,000	770,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	B2	$ 705,000	$ 683,850
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	210,000	203,700
10.25% 7/1/07	B3	1,335,000	1,353,356
Clear Channel Communications, Inc.:
6.875% 6/15/18	Baa3	320,000	275,104
7.875% 6/15/05	Baa3	90,000	89,577
Comcast UK Cable Partners Ltd. 0% 11/15/07 (e)	B2	580,000	539,400
CSC Holdings, Inc. 10.5% 5/15/16	Ba3	280,000	295,400
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B3	645,000	495,038
yankee 0% 12/15/05 (e)	B3	300,000	280,500
Earthwatch, Inc. 0% 7/15/07 unit (e)(f)	-	430,000	275,200
EchoStar DBS Corp.:
9.25% 2/1/06	B2	515,000	496,975
9.375% 2/1/09	B2	420,000	405,300
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1	100,000	62,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B1	700,000	603,750
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B1	340,000	340,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	590,000	396,775
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	180,000	196,200
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	200,000	168,718
International Cabletel, Inc. 0% 2/1/06 (e)	B3	220,000	202,400
Knology Holding, Inc. 0% 10/15/07 (e)	-	380,000	193,800
LIN Holdings Corp. 0% 3/1/08 (e)	B3	305,000	200,538
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	60,000	57,251
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	890,000	614,100
NTL Communications Corp.:
0% 10/1/08 (e)	B3	875,000	562,188
11.5% 10/1/08	B3	690,000	695,175
NTL, Inc.:
0% 4/1/08 (e)	B3	1,735,000	1,075,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
NTL, Inc.: - continued
10% 2/15/07	B3	$ 240,000	$ 228,000
Pegasus Communications Corp. 9.625% 10/15/05	B3	960,000	926,400
TCI Communications, Inc. 9.8% 2/1/12	A2	190,000	215,865
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	805,000	559,475
Telewest Communications PLC:
0% 4/15/09 (e)	B1	620,000	341,000
0% 2/1/10 (e)(f)	B1	615,000	325,950
Telewest PLC:
yankee 9.625% 10/1/06	B1	110,000	103,400
0% 10/1/07 (e)	B1	1,330,000	1,270,150
Time Warner, Inc. 9.125% 1/15/13	Baa3	155,000	169,865
United Pan-Europe Communications NV:
0% 2/1/10 (e)	B2	1,310,000	615,700
10.875% 8/1/09	B2	2,057,000	1,810,160
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	35,000	33,338
			20,082,068
Entertainment - 0.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	418,000	380,380
Cinemark USA, Inc. 8.5% 8/1/08	B2	130,000	61,100
Paramount Communications, Inc. 7.5% 1/15/02	Baa1	110,000	109,640
Premier Parks, Inc. 0% 4/1/08 (e)	B3	1,335,000	906,131
Viacom, Inc.:
6.75% 1/15/03	Baa1	110,000	108,032
7.75% 6/1/05	Baa1	115,000	115,390
			1,680,673
Lodging & Gaming - 0.4%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	410,000	383,350
HMH Properties, Inc. 7.875% 8/1/05	Ba2	380,000	349,600
Horseshoe Gaming LLC 8.625% 5/15/09	B2	285,000	267,900
Host Marriott LP 8.375% 2/15/06	Ba2	630,000	589,050
ITT Corp. 7.375% 11/15/15	Ba1	150,000	125,625

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mohegan Tribal Gaming Authority 8.75% 1/1/09	Ba3	$ 390,000	$ 368,550
Station Casinos, Inc. 9.875% 7/1/10 (f)	B1	465,000	467,325
			2,551,400
Publishing - 0.1%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	110,000	100,177
7.75% 1/20/24	Baa3	70,000	63,369
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	325,000	329,007
			492,553
Restaurants - 0.1%
Domino's, Inc. 10.375% 1/15/09	B3	300,000	278,250
NE Restaurant, Inc. 10.75% 7/15/08	B3	550,000	429,000
			707,250
TOTAL MEDIA & LEISURE			25,513,944
NONDURABLES - 0.2%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.4% 12/15/03	Baa3	120,000	115,332
6.8% 12/15/08	Baa3	105,000	98,472
			213,804
Foods - 0.1%
ConAgra, Inc. 7.125% 10/1/26	Baa1	115,000	106,058
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	440,000	330,000
			436,058
Tobacco - 0.0%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	70,000	65,942
7.25% 9/15/01	A2	50,000	49,184
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	92,876
			208,002
TOTAL NONDURABLES			857,864
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.0%
Rite Aid Corp.:
6.5% 12/15/05 (f)	Caa1	100,000	51,500
7.125% 1/15/07	Caa1	40,000	21,200
			72,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
RETAIL & WHOLESALE - continued
General Merchandise Stores - 0.1%
Dayton Hudson Corp. 7.5% 7/15/06	A2	$ 125,000	$ 124,930
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	96,704
8.5% 6/15/03	Baa1	50,000	50,459
Kmart Corp. 12.5% 3/1/05	Baa3	510,000	553,350
			825,443
Grocery Stores - 0.2%
Kroger Co. 6% 7/1/00	Baa3	110,000	109,979
Pathmark Stores, Inc. 9.625% 5/1/03 (d)	Caa3	1,230,000	848,700
			958,679
TOTAL RETAIL & WHOLESALE			1,856,822
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	211,050
Services - 0.1%
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	370,000	214,600
Medaphis Corp. 9.5% 2/15/05	Caa1	260,000	195,000
			409,600
TOTAL SERVICES			620,650
TECHNOLOGY - 1.2%
Computer Services & Software - 0.6%
Amazon.com, Inc. 0% 5/1/08 (e)	Caa1	395,000	213,300
Concentric Network Corp. 12.75% 12/15/07	B-	120,000	126,000
Covad Communications Group, Inc.:
0% 3/15/08 (e)	B3	715,000	350,350
12% 2/15/10	B3	970,000	751,750
12.5% 2/15/09	B3	201,000	159,795
Exodus Communications, Inc. 11.25% 7/1/08	B-	355,000	351,450
Federal Data Corp. 10.125% 8/1/05	B3	690,000	448,500
PSINet, Inc. 10.5% 12/1/06	B3	1,115,000	1,025,800
Verio, Inc. 10.375% 4/1/05	B3	11,000	11,715
			3,438,660

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Computers & Office Equipment - 0.2%
Comdisco, Inc.:
6.375% 11/30/01	Baa1	$ 150,000	$ 145,139
7.25% 9/1/02	Baa1	125,000	120,986
Globix Corp. 12.5% 2/1/10	B-	570,000	470,250
Sun Microsystems, Inc. 7% 8/15/02	Baa1	35,000	34,783
			771,158
Electronics - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	B3	535,000	575,125
Details, Inc. 10% 11/15/05	B3	110,000	104,500
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	100,000	101,000
10.375% 10/1/07	B3	310,000	316,200
Flextronics International Ltd. 9.875% 7/1/10 (f)	Ba3	225,000	228,375
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	1,000,000	835,000
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	230,000	245,525
			2,405,725
TOTAL TECHNOLOGY			6,615,543
TRANSPORTATION - 0.2%
Air Transportation - 0.1%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	30,000	29,007
7.73% 9/15/12	Baa1	12,553	11,989
Delta Air Lines, Inc. 8.3% 12/15/29	Baa3	160,000	139,456
Qantas Airways Ltd. 7.75% 6/15/09 (f)	Baa1	110,000	109,450
US Airways Group, Inc. 10.375% 3/1/13	Ba3	360,000	320,400
			610,302
Railroads - 0.1%
Burlington Northern Santa Fe Corp. 6.125% 3/15/09	Baa2	150,000	133,680
Canadian National Railway Co. 6.9% 7/15/28	Baa2	150,000	126,551
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	52,178
6.46% 6/22/05	Baa2	100,000	94,039
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - continued
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	$ 220,000	$ 215,019
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	100,000	88,821
			710,288
TOTAL TRANSPORTATION			1,320,590
UTILITIES - 3.6%
Cellular - 1.5%
Crown Castle International Corp. 0% 5/15/11 (e)	B3	525,000	320,250
Dobson Communications Corp. 10.875% 7/1/10 (f)	-	230,000	231,725
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	1,067,000	810,920
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	1,310,000	1,113,500
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	2,760,000	2,056,200
Nextel International, Inc. 0% 4/15/08 (e)	Caa1	815,000	537,900
Rogers Communications, Inc. 8.875% 7/15/07	Ba3	530,000	519,400
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	595,000	391,213
Triton PCS, Inc. 0% 5/1/08 (e)	B3	560,000	404,600
Vodafone AirTouch PLC 7.625% 2/15/05 (f)	A2	105,000	104,887
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	255,000	170,850
10.375% 11/15/09	B2	1,550,000	1,612,000
			8,273,445
Electric Utility - 0.1%
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	115,788
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	65,000	65,439
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	95,040
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	58,571
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	145,716
yankee 7.875% 12/15/26 (f)	A3	80,000	70,665

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Texas Utilities Co. 6.375% 1/1/08	Baa3	$ 40,000	$ 36,130
			587,349
Gas - 0.0%
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	50,000	49,990
Telephone Services - 2.0%
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3	250,000	181,875
12.875% 5/15/08	B3	260,000	281,450
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	100,000	99,383
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	260,000	264,142
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-	480,000	216,000
Global Crossing Holdings Ltd. 9.125% 11/15/06	Ba2	145,000	139,563
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	475,000	479,750
ICG Services, Inc. 0% 5/1/08 (e)	B3	400,000	184,000
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	352,625
0% 3/1/09 (e)	B3	250,000	151,875
Level 3 Communications, Inc. 9.125% 5/1/08	B3	765,000	686,588
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	675,000	216,000
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1	670,000	559,450
9.5% 11/1/08	B1	215,000	209,625
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	95,000	93,338
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	540,000	506,250
Ono Finance PLC 13% 5/1/09	Caa1	370,000	349,650
Pathnet, Inc. 12.25% 4/15/08	-	840,000	470,400
Rhythms NetConnections, Inc.:
0% 5/15/08 (e)	B3	1,356,000	535,620
12.75% 4/15/09	B3	695,000	472,600
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	140,000	130,379
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	183,000	175,104
7.7% 7/20/29	Baa1	160,000	150,667
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Teligent, Inc.:
0% 3/1/08 (e)	Caa1	$ 770,000	$ 354,200
11.5% 12/1/07	Caa1	890,000	689,750
WinStar Communications, Inc.:
0% 4/15/10 (e)(f)	B3	2,636,000	1,225,740
12.75% 4/15/10 (f)	B3	1,961,000	1,892,365
WorldCom, Inc. 8.875% 1/15/06	A3	103,000	106,797
			11,175,186
TOTAL UTILITIES			20,085,970
TOTAL NONCONVERTIBLE BONDS			76,449,169
TOTAL CORPORATE BONDS (Cost $84,294,396)			78,365,707
U.S. Government and Government Agency Obligations - 2.4%

U.S. Government Agency Obligations - 1.2%
Fannie Mae:
6% 5/15/08	Aaa	1,000,000	932,570
6.5% 4/29/09	Aaa	245,000	228,884
7.125% 2/15/05	Aaa	255,000	256,035
7.25% 5/15/30	Aaa	310,000	316,310
Federal Home Loan Bank 6.75% 2/1/02	Aaa	830,000	827,402
Freddie Mac:
0% 8/17/00	-	2,000,000	1,983,698
5.5% 5/15/02	Aaa	1,000,000	975,310
5.75% 3/15/09	Aaa	510,000	464,498
6.25% 7/15/04	Aaa	200,000	194,438
6.875% 1/15/05	Aaa	85,000	84,469
7% 7/15/05	Aaa	110,000	109,846
7.625% 9/9/09	Aaa	85,000	83,805
Tennessee Valley Authority 7.125% 5/1/30	Aaa	65,000	65,273
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			6,522,538
U.S. Treasury Obligations - 1.2%
U.S. Treasury Bills, yield at date of purchase 5.76% 8/24/00 (h)	-	1,000,000	991,983
U.S. Treasury Bonds:
6.875% 8/15/25	Aaa	135,000	147,128
8% 11/15/21	Aaa	50,000	60,446
8.125% 8/15/19	Aaa	1,780,000	2,151,860

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8.875% 8/15/17	Aaa	$ 219,000	$ 279,157
8.875% 2/15/19	Aaa	259,000	333,341
U.S. Treasury Notes:
5.875% 10/31/01	Aaa	700,000	694,533
6.625% 6/30/01	Aaa	1,315,000	1,316,644
7.25% 8/15/04	Aaa	20,000	20,678
7.875% 11/15/04	Aaa	830,000	878,895
TOTAL U.S. TREASURY OBLIGATIONS			6,874,665
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $13,316,132)			13,397,203
U.S. Government Agency - Mortgage Securities - 2.6%

Fannie Mae - 2.3%
6% 3/1/11 to 1/1/29	Aaa	1,157,618	1,100,240
6.5% 2/1/26 to 11/1/29	Aaa	3,584,741	3,385,228
7% 8/1/25 to 12/1/29	Aaa	3,017,374	2,921,248
7.5% 5/1/24 to 1/1/30	Aaa	2,639,765	2,603,005
7.5% 7/1/30	Aaa	1,200,000	1,182,375
8% 1/1/30	Aaa	398,480	400,098
8% 7/1/30 (g)	Aaa	1,155,000	1,159,332
TOTAL FANNIE MAE			12,751,526
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	131,845	130,404
Government National Mortgage Association - 0.3%
7% 7/15/28	Aaa	847,185	823,616
7.5% 1/15/26 to 8/15/28	Aaa	775,734	770,452
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			1,594,068
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $14,760,546)			14,475,998
Asset-Backed Securities - 0.2%

Airplanes pass through trust 10.875% 3/15/19	Ba2	340,757	252,160
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	146,859
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	96,797
CIT Marine Trust 5.8% 4/15/10	Aaa	120,000	115,950
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	18,974	18,879
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CPS Auto Receivables Trust 6% 8/15/03	Aaa	$ 72,514	$ 71,517
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	180,000	174,544
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	90,000	88,777
6.4% 12/15/02	Aa2	50,000	49,350
7.03% 11/15/03	Aaa	24,000	23,981
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	19,008	18,990
Olympic Automobile Receivables Trust 6.7% 3/15/02	Aaa	6,288	6,286
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 6.125% 2/5/03 (f)(i)	Baa2	54,596	54,331
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	50,000
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	79,617	79,095
TOTAL ASSET-BACKED SECURITIES (Cost $1,381,710)			1,247,516
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2 Class 2B, 7.1786% 12/29/25 (d)(f)(i)	Ba3	167,970	80,993
U.S. Government Agency - 0.0%
Fannie Mae REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	100,000	90,016
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	89,859
TOTAL U.S. GOVERNMENT AGENCY			179,875
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $268,920)			260,868
Commercial Mortgage Securities - 0.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BKB Commercial Mortgage Trust Series 1997-C1 Class D, 7.7606% 2/25/43 (f)(i)	BBB	$ 36,512	$ 36,294
CBM Funding Corp. sequential pay Series 1996-1:
Class A-3PI, 7.08% 11/1/07	AA	100,000	98,242
Class B, 7.48% 2/1/08	A	80,000	78,172
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	183,859
Series 1998-FL1 Class E, 7.4913% 1/10/13 (f)(i)	Baa2	220,000	219,020
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	125,759
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (i)	-	320,000	227,700
FMAC Loan Receivables Trust:
Series 1997-A Class E, 8.1104% 4/15/19 (f)(i)	-	250,000	165,234
Series 1997-B Class E, 7.8912% 9/15/19 (f)(i)	-	100,000	38,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (f)	Ba3	250,000	201,055
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (f)(i)	Baa3	180,000	155,623
LTC Commercial Mortgage pass through certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	447,500
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	103,030	96,929
Morgan Stanley Capital I, Inc. Series 1996-MBL1 Class E, 8.2633% 5/25/21 (f)(i)	-	76,623	76,204
Nomura Asset Securities Corp. Series 1998-D6 Class A4, 7.6083% 3/17/28 (i)	Baa2	140,000	127,728
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (f)(i)	-	125,000	115,762
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	$ 50,000	$ 50,484
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7.375% 9/25/24 (f)	BB	1,000,000	921,445
Series 1996-CFL Class E, 7.75% 2/25/28	BBB	80,000	79,331
Thirteen Affiliates of General Growth Properties, Inc.:
Series D-2, 6.992% 12/15/10 (f)	Baa2	140,000	128,827
Series E-2, 7.224% 12/15/10 (f)	Baa3	100,000	89,828
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,940,126)			3,662,996
Foreign Government and Government Agency Obligations (j)- 0.1%

Korean Republic yankee 8.875% 4/15/08	Baa2	46,000	47,449
Quebec Province 7.5% 9/15/29	A2	340,000	334,019
United Mexican States 9.875% 2/1/10	Baa3	150,000	156,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $539,426)			538,218
Supranational Obligations - 0.0%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	142,893
Purchased Bank Debt - 1.6%

American Tower L P term loan 9.53% 12/31/07 (i)	-	600,000	603,000
Charter Communication Operating LLC term loan 8.8% 3/18/08 (i)	Ba3	1,000,000	993,750
Crown Castle Operating Co. term loan 9.46% 6/15/08 (i)	Ba3	800,000	802,000
Dynatech LLC term loan 10.03% 9/1/07 (i)	-	760,000	756,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Huntsman ICI Chemicals LLC sr. secured:
term B loan 9.875% 6/30/07 (i)	-	$ 341,250	$ 342,103
term C loan 9.8128% 6/30/08 (i)	-	438,920	440,017
Lyondell Chemical Co. sr. secured Tranche E term loan 10.5263% 5/17/06 (i)	-	700,000	719,250
McLeodUSA, Inc. term loan 9.69% 5/31/08 (i)	Ba2	750,000	751,875
Nextel Finance Co. term loan:
9.6875% 6/30/08 (i)	Ba2	500,000	501,875
10.375% 12/31/08 (i)	Ba2	500,000	501,875
Packaging Corp. of America term loan 0% 5/22/07 (i)	-	500,000	501,250
Telemundo Group, Inc. term loan 8.905% 3/31/07 (i)	B1	300,000	298,125
Tritel Holding Corp. term loan 11.15% 12/31/07 (i)	B2	750,000	752,813
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (i)	B+	900,000	897,750
Wci Capital Corp. term loan 11.43% 9/30/07 (i)	B2	400,000	399,000
TOTAL PURCHASED BANK DEBT (Cost $9,276,347)			9,260,883
Bank Notes - 0.1%

Bank One NA 6.29% 8/25/00 (Cost $350,000)	350,000	349,447
Certificates of Deposit - 0.1%

Canadian Imperial Bank of Commerce yankee 7.01% 11/27/00 (Cost $350,000)	350,000	350,194
Commercial Paper - 0.3%

CIT Group, Inc. 6.43% 7/5/00	350,000	349,869
Daimler-Chrysler North America Holding Corp. yankee 6.65% 11/7/00	350,000	341,826
General Motors Acceptance Corp. 6.62% 8/28/00	380,000	376,116
ING America Insurance Holdings, Inc. yankee 6.69% 11/9/00	350,000	341,735
Woolwich PLC yankee 6.21% 7/19/00	350,000	348,969
TOTAL COMMERCIAL PAPER (Cost $1,757,427)		1,758,515
Cash Equivalents - 7.6%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00	$ 2,216,261	$ 2,215,000
	Shares
Central Cash Collateral Fund, 6.71% (c)	501,400	501,400
Taxable Central Cash Fund, 6.59% (c)	39,965,070	39,965,070
TOTAL CASH EQUIVALENTS (Cost $42,681,470)		42,681,470
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $509,744,964)		565,029,889
NET OTHER ASSETS - (0.1)%		(325,417)
NET ASSETS - 100%		$ 564,704,472
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
74 S&P 500 Stock Index Contracts	Sept. 2000	$ 27,159,850	$ (154,341)
The face value of futures purchased as a percentage of net assets - 4.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,009,281 or 1.8% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $991,983.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Goldman Sachs Group LP 6.6338% 7/27/00	1/25/99	$ 400,000
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	5.4%	AAA, AA, A	4.6%
Baa	1.7%	BBB	1.5%
Ba	2.1%	BB	2.3%
B	8.2%	B	8.6%
Caa	1.8%	CCC	1.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.2%
The percentage not rated by Moody's or S&P amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.1% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $410,590,429 and $446,509,326, respectively, of which long-term U.S. government and government agency obligations aggregated $21,640,909 and $29,574,212, respectively.

The market value of futures contracts opened and closed during the period amounted to $42,463,560 and $25,435,756, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,215 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $1,234,966 and 0.2% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $508,362. The fund received cash collateral of $501,400 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $511,113,364. Net unrealized appreciation aggregated $53,916,525, of which $78,810,087 related to appreciated investment securities and $24,893,562 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $2,215,000) (cost $509,744,964) - See accompanying schedule		$ 565,029,889
Cash		580,771
Receivable for investments sold		2,971,635
Receivable for fund shares sold		144,989
Dividends receivable		223,283
Interest receivable		2,250,205
Receivable for daily variation on futures contracts		128,478
Other receivables		4,662
Total assets		571,333,912
Liabilities
Payable for investments purchased Regular delivery	$ 4,480,071
Delayed delivery	1,156,414
Payable for fund shares redeemed	103,022
Accrued management fee	268,525
Distribution fees payable	1,214
Other payables and accrued expenses	118,794
Collateral on securities loaned, at value	501,400
Total liabilities		6,629,440
Net Assets		$ 564,704,472
Net Assets consist of:
Paid in capital		$ 459,835,599
Undistributed net investment income		8,042,512
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,695,777
Net unrealized appreciation (depreciation) on investments		55,130,584
Net Assets		$ 564,704,472
Initial Class: Net Asset Value, offering price and redemption price per share ($550,572,837 ÷ 33,870,150 shares)		$16.26
Service Class: Net Asset Value, offering price and redemption price per share ($13,501,543 ÷ 835,401 shares)		$16.16
Service Class 2: Net Asset Value, offering price and redemption price per share ($630,092 ÷ 39,021 shares)		$16.15

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 2,439,432
Interest		6,412,593
Security lending		3,343
Total income		8,855,368
Expenses
Management fee	$ 1,608,808
Transfer agent fees	183,381
Distribution fees	6,175
Accounting and security lending fees	98,601
Non-interested trustees' compensation	884
Custodian fees and expenses	17,239
Registration fees	246
Audit	13,564
Legal	2,214
Miscellaneous	12,474
Total expenses before reductions	1,943,586
Expense reductions	(19,481)	1,924,105
Net investment income		6,931,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	41,710,684
Foreign currency transactions	25
Futures contracts	303,300	42,014,009
Change in net unrealized appreciation (depreciation) on:
Investment securities	(56,540,361)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(189,604)	(56,729,966)
Net gain (loss)		(14,715,957)
Net increase (decrease) in net assets resulting from operations		$ (7,784,694)
Other Information Expense reductions Directed brokerage arrangements		$ 16,516
Custodian credits		2,965
		$ 19,481

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 6,931,263	$ 13,100,308
Net realized gain (loss)	42,014,009	48,664,911
Change in net unrealized appreciation (depreciation)	(56,729,966)	17,820,079
Net increase (decrease) in net assets resulting from operations	(7,784,694)	79,585,298
Distributions to shareholders From net investment income	(11,727,781)	(12,766,102)
From net realized gain	(47,570,525)	(21,173,047)
Total distributions	(59,298,306)	(33,939,149)
Share transactions - net increase (decrease)	40,407,233	13,695,216
Total increase (decrease) in net assets	(26,675,767)	59,341,365
Net Assets
Beginning of period	591,380,239	532,038,874
End of period (including undistributed net investment income of $8,042,512 and $13,084,201, respectively)	$ 564,704,472	$ 591,380,239

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,257,146	$ 36,909,555	3,532,899	$ 59,442,839
Reinvested	3,619,549	58,129,957	2,100,108	33,706,735
Redeemed	(3,600,176)	(59,212,121)	(5,095,721)	(86,190,044)
Net increase (decrease)	2,276,519	$ 35,827,391	537,286	$ 6,959,530
Service Class Sold	224,493	$ 3,664,261	451,433	$ 7,507,627
Reinvested	72,504	1,157,887	14,544	232,414
Redeemed	(53,879)	(864,210)	(60,280)	(1,004,355)
Net increase (decrease)	243,118	$ 3,957,938	405,697	$ 6,735,686
Service Class 2 A Sold	39,435	$ 628,570	-	$ -
Reinvested	655	10,461	-	-
Redeemed	(1,069)	(17,127)	-	-
Net increase (decrease)	39,021	$ 621,904	-	$ -
Distributions From net investment income Initial Class		$ 11,501,649		$ 12,678,680
Service Class		224,107		87,422
Service Class 2 A		2,025		-
Total		$ 11,727,781		$ 12,766,102
From net realized gain Initial Class		$ 46,628,308		$ 21,028,055
Service Class		933,780		144,992
Service Class 2 A		8,437		-
Total		$ 47,570,525		$ 21,173,047
		$ 59,298,306		$ 33,939,149

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995 E
Net asset value, beginning of period	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income	.20 D	.40 D	.41 D	.36 D	.21	.10
Net realized and unrealized gain (loss)	(.45)	2.04	2.19	2.92	2.08	2.20
Total from investment operations	(.25)	2.44	2.60	3.28	2.29	2.30
Less Distributions
From net investment income	(.37)	(.41)	(.34)	-	(.21)	(.11)
From net realized gain	(1.50)	(.68)	(1.59)	(.02)	(.75)	(.42)
Total distributions	(1.87)	(1.09)	(1.93)	(.02)	(.96)	(.53)
Net asset value, end of period	$ 16.26	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Total Return B, C	(1.29)%	15.26%	17.57%	25.07%	20.04%	23.02%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 550,573	$ 580,555	$ 528,874	$ 483,231	$ 253,024	$ 68,247
Ratio of expenses to average net assets	.69% A	.71%	.73%	.77%	.87%	1.00% G
Ratio of expenses to average net assets after expense reductions	.69% A	.70% H	.72% H	.76% H	.85% H	1.00%
Ratio of net investment income to average net assets	2.48% A	2.38%	2.60%	2.44%	2.63%	1.69%
Portfolio turnover	154% A	92%	98%	90%	120%	343%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 F
Net asset value, beginning of period	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.19	.38	.40	.07
Net realized and unrealized gain (loss)	(.45)	2.03	2.14	.34
Total from investment operations	(.26)	2.41	2.54	.41
Less Distributions
From net investment income	(.36)	(.41)	(.34)	-
From net realized gain	(1.50)	(.68)	(1.59)	-
Total distributions	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 16.16	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(1.30)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,502	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.80% A	.82%	.89%	.87% A
Ratio of expenses to average net assets after expense reductions	.79% A, H	.81% H	.88% H	.87% A
Ratio of net investment income to average net assets	2.38% A	2.27%	2.65%	2.70% A
Portfolio turnover	154% A	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 5, 1995 (commencement of sale of Initial Class shares) to December 31, 1995.

F For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 17.78
Income from Investment Operations
Net investment income C	.16
Net realized and unrealized gain (loss)	.07 E
Total from investment operations	.23
Less Distributions
From net investment income	(.36)
From net realized gain	(1.50)
Total distributions	(1.86)
Net asset value, end of period	$ 16.15
Total Return B	1.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 630
Ratio of expenses to average net assets	.94% A
Ratio of net investment income to average net assets	2.23% A
Portfolio turnover	154% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Service Class 2	4.66%	13.99%	12.56%
Asset Manager Composite	6.29%	14.27%	11.82%
S&P 500	7.25%	23.80%	17.80%
LB Aggregate Bond	4.57%	6.25%	7.82%
LB 3 Month T-Bill	5.57%	5.41%	5.08%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.*

The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2 on June 30, 1990. By June 30, 2000, the value of the investment would have grown to $32,632 - a 226.32% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $51,473 over the same period - a 414.73% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,227 - a 112.27% increase. You can also look at how the Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $30,570 - a 205.70% increase.

* 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Investment Summary

Top Five Stocks as of June 30, 2000
% of fund's net assets
General Electric Co.	2.4
Intel Corp.	1.8
Pfizer, Inc.	1.6
Cisco Systems, Inc.	1.6
Microsoft Corp.	1.6
9.0
Top Five Bond Issuers as of June 30, 2000
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	9.4
U.S. Treasury Obligations	3.8
Government National Mortgage Association	1.1
Federal Home Loan Bank	1.0
Freddie Mac	0.6
15.9
Asset Allocation as of June 30, 2000
% of fund's net assets *
Stock class 53.0%
Bonds class 35.7%
Short-Term class 11.3%
* Foreign investments 4.5%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's Prospectus. Financial statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Bart Grenier became Portfolio Manager of Asset Manager Portfolio on May 1, 2000.

Q. How did the fund perform, Bart?

A. For the six- and 12-month periods that ended June 30, 2000, the fund trailed the Asset Manager Composite Index, which returned 1.80% and 6.29%, respectively.

Q. How did the fund's asset allocation strategies play out
during the past six months?

A. The fund maintained a modest tilt toward equities, averaging just under 53% for the period. The fund's neutral allocation mix typically calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Given the bullish environment for stocks in the first quarter of 2000, the fund's overexposure here garnered it an edge over the composite index early in the period. However, the fund's wins during the period were more than offset by its losses suffered during the sharp, broad market decline of April and May, even though stocks rallied again in June. On the bond front, the fund continued to emphasize investment-grade debt, which helped. However, our exposure to high-yield securities hurt, as this asset class had a particularly difficult period.

Q. What factors influenced performance of the equity subportfolio?

A. Steve Snider kept the fund generally sector neutral relative to the Standard & Poor's 500 Index, choosing instead to focus his efforts on individual stock picking. The fund benefited from owning a number of high-quality tech names that effectively weathered the correction in the spring and delivered strong returns for the period. Texas Instruments, Adobe Systems and ADC Telecommunications led the way, followed by Intel, Corning and Cisco. The fund's exposure to health stocks, particularly Amgen and Pfizer, helped amid a rally in biotechnology shares. Growth-oriented financials, such as Lehman Brothers, and energy stocks, such as BP Amoco, also were meaningful contributors. Conversely, we were caught holding a number of disappointments within tech, including Qualcomm, Motorola and Lucent, which each fell on weak earnings. Neither BP Amoco nor Lucent was held at the close of the period. Poor performance among retail stocks also hurt the fund's return as Wal-Mart, Lowe's and Home Depot all declined. Overall, the equity subportfolio trailed the index slightly during the six-month period, but outperformed it during the past 12 months.

Q. How did the bond portion of the fund fare?

A. High-yield bonds suffered from poor liquidity and declining credit quality. Fred Hoff - who directed the fund's high-yield investments until June 1, 2000, when Mark Notkin took over - helped limit our losses by avoiding the names that fell the furthest amid the period's downtrend. Switching gears, Charlie Morrison and his team did a nice job of positioning the investment-grade component of the fund to benefit from changing market conditions. Following strong performance turned in by the spread sectors - namely corporate bonds and mortgage securities - in the fourth quarter of 1999, we reduced our exposure to these markets, particularly to long-term corporates, in early January. This strategy benefited the fund, as spread-sector performance deteriorated during the period. A driving influence at this time was the U.S. Treasury's announcement in January of its intention to reduce new borrowing and use government surplus proceeds to repurchase outstanding debt. This move sparked a tremendous rally in long-term Treasuries. So, despite the Federal Reserve Board's actions to raise rates during the period, the much improved supply/demand picture painted by the Treasury buybacks led to a positive return for the investment-grade subportfolio.

Q. And the fund's short-term/money market investments?

A. John Todd felt that concerns surrounding Y2K were overblown and, thus, used the opportunity to extend the average maturity of the fund's money-market subportfolio early on to take advantage of a steeply sloped yield curve. Early in 2000, however, the yield curve flattened out dramatically. In response, we let the average maturity roll down, believing that strong economic growth and the risk of rising inflation were likely to set off a protracted period of Fed tightening. Shareholders should note that John may choose to invest in a money market mutual fund rather than invest directly in money market securities in the future.

Q. What's your outlook?

A. It's still unclear as to whether or not the Fed can successfully orchestrate a soft landing, which would be very constructive for stocks. There's a lot of conflicting evidence out there in terms of economic data that will have to get cleared up before we can know for sure if the economy has actually slowed down a couple notches to be considered a soft landing. Until then, I think we'll be in sort of a narrow trading range in terms of the equity market. Security selection in this type of environment will become even more important, which bodes well for us given the strength of Fidelity's research.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of June 30, 2000, more than $4.5 billion

Manager: Bart Grenier, since May 2000; joined Fidelity in 1991

3

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 48.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.3%
Boeing Co.	309,600	$ 12,945,150
Honeywell International, Inc.	358,387	12,073,162
Northrop Grumman Corp.	193,300	12,806,125
United Technologies Corp.	362,406	21,336,653
		59,161,090
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.5%
Eastman Chemical Co.	150,000	7,162,500
Pharmacia Corp.	200,000	10,337,500
Praxair, Inc.	123,900	4,638,506
		22,138,506
Iron & Steel - 0.0%
Mueller Industries, Inc.	51,200	1,433,600
TOTAL BASIC INDUSTRIES		23,572,106
DURABLES - 0.7%
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	281,200	23,199,000
Consumer Electronics - 0.0%
Whirlpool Corp.	21,000	979,125
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	8,445	211,125
Liz Claiborne, Inc.	180,000	6,345,000
		6,556,125
TOTAL DURABLES		30,734,250
ENERGY - 3.4%
Energy Services - 0.2%
BJ Services Co. (a)	173,000	10,812,500
Oil & Gas - 3.2%
Amerada Hess Corp.	55,000	3,396,250
Apache Corp.	151,900	8,933,619
Chevron Corp.	448,200	38,012,963
EOG Resources, Inc.	130,000	4,355,000
Exxon Mobil Corp.	809,875	63,575,188
Royal Dutch Petroleum Co. (NY Shares)	450,000	27,703,125
		145,976,145
TOTAL ENERGY		156,788,645
FINANCE - 6.6%
Banks - 1.9%
Bank of America Corp.	270,000	11,610,000
Chase Manhattan Corp.	268,050	12,347,053
FleetBoston Financial Corp.	579,905	19,716,770

	Shares	Value (Note 1)
J.P. Morgan & Co., Inc.	154,600	$ 17,025,325
Wells Fargo & Co.	650,000	25,187,500
		85,886,648
Credit & Other Finance - 1.8%
American Express Co.	292,500	15,246,563
Citigroup, Inc.	975,800	58,791,950
Providian Financial Corp.	85,950	7,735,500
		81,774,013
Insurance - 0.6%
CIGNA Corp.	60,600	5,666,100
Marsh & McLennan Companies, Inc.	173,600	18,130,350
MGIC Investment Corp.	95,800	4,358,900
		28,155,350
Savings & Loans - 0.4%
Golden West Financial Corp.	428,700	17,496,319
Securities Industry - 1.9%
AXA Financial, Inc.	15,700	533,800
Lehman Brothers Holdings, Inc.	441,600	41,758,800
Merrill Lynch & Co., Inc.	129,800	14,927,000
Morgan Stanley Dean Witter & Co.	346,800	28,871,100
		86,090,700
TOTAL FINANCE		299,403,030
HEALTH - 4.8%
Drugs & Pharmaceuticals - 3.5%
Amgen, Inc.	640,700	45,009,175
Forest Laboratories, Inc. (a)	80,000	8,080,000
IVAX Corp. (a)	120,000	4,980,000
Merck & Co., Inc.	346,000	26,512,250
Pfizer, Inc.	1,577,200	75,705,600
		160,287,025
Medical Equipment & Supplies - 0.7%
Johnson & Johnson	296,300	30,185,563
Millipore Corp.	34,700	2,615,513
		32,801,076
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	170,000	5,163,750
UnitedHealth Group, Inc.	216,800	18,590,600
		23,754,350
TOTAL HEALTH		216,842,451
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
Electrical Equipment - 2.5%
General Electric Co.	2,048,100	108,549,300
Scientific-Atlanta, Inc.	80,000	5,960,000
		114,509,300
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.1%
Parker-Hannifin Corp.	69,200	$ 2,370,100
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		116,879,400
MEDIA & LEISURE - 1.5%
Broadcasting - 0.0%
NTL, Inc. warrants 10/14/08 (a)	3,742	153,422
Entertainment - 0.5%
Viacom, Inc. Class B (non-vtg.) (a)	85,000	5,795,938
Walt Disney Co.	459,600	17,838,225
		23,634,163
Publishing - 1.0%
Dow Jones & Co., Inc.	77,100	5,647,575
Gannett Co., Inc.	324,500	19,409,156
Knight-Ridder, Inc.	128,700	6,845,231
McGraw-Hill Companies, Inc.	56,000	3,024,000
The New York Times Co. Class A	219,200	8,658,400
		43,584,362
Restaurants - 0.0%
Darden Restaurants, Inc.	151,600	2,463,500
TOTAL MEDIA & LEISURE		69,835,447
NONDURABLES - 2.3%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	564,200	42,138,688
Pepsi Bottling Group, Inc.	389,800	11,377,288
		53,515,976
Foods - 0.9%
PepsiCo, Inc.	350,000	15,553,125
Quaker Oats Co.	284,000	21,335,500
Sysco Corp.	140,000	5,897,500
		42,786,125
Household Products - 0.2%
Colgate-Palmolive Co.	170,000	10,178,750
TOTAL NONDURABLES		106,480,851
RETAIL & WHOLESALE - 3.6%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	500,000	5,125,000
General Merchandise Stores - 1.9%
Sears, Roebuck & Co.	334,600	10,916,325
Target Corp.	147,500	8,555,000
Wal-Mart Stores, Inc.	1,166,600	67,225,325
		86,696,650
Retail & Wholesale, Miscellaneous - 1.6%
Best Buy Co., Inc. (a)	249,700	15,793,525
Circuit City Stores, Inc. - Circuit City Group	129,900	4,311,056

	Shares	Value (Note 1)
Home Depot, Inc.	624,300	$ 31,175,981
Lowe's Companies, Inc.	358,400	14,716,800
Tiffany & Co., Inc.	77,900	5,258,250
		71,255,612
TOTAL RETAIL & WHOLESALE		163,077,262
SERVICES - 0.1%
Leasing & Rental - 0.1%
Hertz Corp. Class A	115,700	3,246,831
TECHNOLOGY - 16.9%
Communications Equipment - 3.8%
ADC Telecommunications, Inc. (a)	433,000	36,317,875
Cisco Systems, Inc. (a)	1,174,000	74,622,375
Comverse Technology, Inc. (a)	312,400	29,053,200
Corning, Inc.	120,000	32,385,000
		172,378,450
Computer Services & Software - 4.0%
Adobe Systems, Inc.	390,400	50,752,000
First Data Corp.	302,900	15,031,413
Microsoft Corp. (a)	897,700	71,816,000
Oracle Corp. (a)	505,400	42,485,188
Sybase, Inc. (a)	200,000	4,600,000
		184,684,601
Computers & Office Equipment - 2.8%
EMC Corp. (a)	216,400	16,649,275
Hewlett-Packard Co.	300,000	37,462,500
International Business Machines Corp.	319,400	34,994,263
Sun Microsystems, Inc. (a)	406,100	36,929,719
		126,035,757
Electronic Instruments - 1.2%
Agilent Technologies, Inc.	53,440	3,941,200
Applied Materials, Inc. (a)	273,600	24,795,000
KLA-Tencor Corp. (a)	80,000	4,685,000
LAM Research Corp. (a)	75,300	2,823,750
Teradyne, Inc. (a)	233,800	17,184,300
		53,429,250
Electronics - 5.1%
Advanced Micro Devices, Inc. (a)	200,000	15,450,000
Analog Devices, Inc. (a)	49,200	3,739,200
Intel Corp.	601,600	80,426,400
LSI Logic Corp. (a)	303,600	16,432,350
Motorola, Inc.	1,041,051	30,255,545
National Semiconductor Corp. (a)	173,000	9,817,750
Texas Instruments, Inc.	1,040,800	71,489,950
Vishay Intertechnology, Inc. (a)	194,700	7,386,431
		234,997,626
TOTAL TECHNOLOGY		771,525,684
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.1%
Air Transportation - 0.1%
AMR Corp.	100,000	$ 2,643,750
Delta Air Lines, Inc.	75,000	3,792,188
		6,435,938
UTILITIES - 4.1%
Cellular - 0.6%
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	20,375
QUALCOMM, Inc. (a)	346,400	20,784,000
Sprint Corp. - PCS Group Series 1 (a)	100,000	5,950,000
		26,754,375
Electric Utility - 0.8%
Energy East Corp.	654,000	12,466,875
Entergy Corp.	150,000	4,078,125
Northeast Utilities	129,800	2,823,150
PECO Energy Co.	100,000	4,031,250
Pinnacle West Capital Corp.	112,500	3,810,938
PPL Corp.	128,500	2,818,969
Public Service Enterprise Group, Inc.	170,100	5,889,713
		35,919,020
Gas - 0.6%
Dynegy, Inc. Class A	90,000	6,148,125
Enron Corp.	319,800	20,627,100
		26,775,225
Telephone Services - 2.1%
BellSouth Corp.	762,300	32,493,038
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	17,400
Pathnet, Inc. warrants 4/15/08 (a)(g)	4,665	46,650
Sprint Corp. - FON Group	314,900	16,059,900
U.S. WEST, Inc.	375,000	32,156,250
WorldCom, Inc. (a)	324,450	14,884,144
		95,657,382
TOTAL UTILITIES		185,106,002
TOTAL COMMON STOCKS (Cost $1,639,229,725)		2,209,088,987
Nonconvertible Preferred Stocks - 1.3%

CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
California Federal Preferred Capital Corp. $2.2812	156,349	3,322,416
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II 8.875%	1,490	1,326,490

	Shares	Value (Note 1)
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	653	$ 595,719
MEDIA & LEISURE - 0.4%
Broadcasting - 0.3%
Adelphia Communications Corp. $13.00	15,763	1,623,589
CSC Holdings, Inc. 11.125% pay-in-kind	102,653	10,727,239
		12,350,828
Publishing - 0.1%
PRIMEDIA, Inc.:
$9.20	32,995	2,862,316
Series D, $10.00	15,250	1,410,625
		4,272,941
TOTAL MEDIA & LEISURE		16,623,769
RETAIL & WHOLESALE - 0.0%
Grocery Stores - 0.0%
Supermarkets General Holdings Corp. $3.52 pay-in-kind	17,231	17,231
UTILITIES - 0.8%
Cellular - 0.4%
Crown Castle International Corp. 12.75% pay-in-kind	2,079	2,120,580
Nextel Communications, Inc. 11.125% pay-in-kind	14,671	14,157,515
		16,278,095
Telephone Services - 0.4%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	5,283	4,728,285
Intermedia Communications, Inc. 13.5% pay-in-kind	5,292	5,133,240
IXC Communications, Inc. 12.5% pay-in-kind	1,384	1,384,000
NEXTLINK Communications, Inc. 14% pay-in-kind	185,967	9,484,317
		20,729,842
TOTAL UTILITIES		37,007,937
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $61,177,855)		58,893,562
Corporate Bonds - 16.9%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.2%
HEALTH - 0.2%
Medical Facilities Management - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1	$ 7,210,000	$ 5,939,238
Total Renal Care Holdings, Inc. 7% 5/15/09 (g)	B3	2,940,000	1,955,100
			7,894,338
MEDIA & LEISURE - 0.0%
Lodging & Gaming - 0.0%
Hilton Hotels Corp. 5% 5/15/06	Ba2	3,680,000	2,907,200
TOTAL CONVERTIBLE BONDS			10,801,538
Nonconvertible Bonds - 16.7%
AEROSPACE & DEFENSE - 0.2%
Defense Electronics - 0.1%
Raytheon Co. 5.95% 3/15/01	Baa2	4,500,000	4,447,485
Ship Building & Repair - 0.1%
Newport News Shipbuilding, Inc. 9.25% 12/1/06	Ba3	3,515,000	3,515,000
TOTAL AEROSPACE & DEFENSE			7,962,485
BASIC INDUSTRIES - 0.7%
Chemicals & Plastics - 0.4%
Avecia Group PLC 11% 7/1/09	B2	3,440,000	3,371,200
Huntsman Corp. 9.5% 7/1/07 (g)	B2	3,520,000	3,212,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	625,000	625,000
Lyondell Chemical Co.:
9.875% 5/1/07	Ba3	5,050,000	4,999,500
10.875% 5/1/09	B2	2,570,000	2,550,725
Sovereign Specialty Chemicals, Inc. 11.875% 3/15/10	B3	1,655,000	1,702,581
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	1,935,000	1,567,350
			18,028,356
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp. 12.75% 2/1/03	B3	1,630,000	1,483,300
Packaging & Containers - 0.2%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,825,000	2,175,250
9.75% 6/15/07	Caa1	3,675,000	2,866,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Norampac, Inc. 9.5% 2/1/08	B1	$ 2,100,000	$ 2,026,500
Packaging Corp. of America 9.625% 4/1/09	B2	2,020,000	1,994,750
			9,063,000
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa1	3,320,000	3,211,170
Repap New Brunswick, Inc. yankee 10.625% 4/15/05	Caa1	2,035,000	1,790,800
			5,001,970
TOTAL BASIC INDUSTRIES			33,576,626
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
Numatics, Inc. 9.625% 4/1/08	B3	170,000	136,000
Construction - 0.0%
Blount, Inc. 13% 8/1/09	B3	1,465,000	1,490,638
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	980,000	882,000
Real Estate - 0.1%
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,801,792
Real Estate Investment Trusts - 0.3%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,481,244
7.125% 3/15/04	Baa2	4,200,000	4,031,412
Equity Office Properties Trust:
6.375% 2/15/03	Baa1	3,600,000	3,460,104
6.75% 2/15/08	Baa1	1,590,000	1,456,583
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3	1,510,000	1,049,450
			11,478,793
TOTAL CONSTRUCTION & REAL ESTATE			16,789,223
DURABLES - 0.2%
Autos, Tires, & Accessories - 0.1%
TRW, Inc. 6.5% 6/1/02	Baa1	4,520,000	4,402,390
Consumer Electronics - 0.0%
Whirlpool Corp. 8.6% 5/1/10	Baa1	1,390,000	1,434,341
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	5,070,000	4,840,430
TOTAL DURABLES			10,677,161
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.7%
Coal - 0.0%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	$ 1,890,000	$ 1,752,975
Energy Services - 0.2%
Baker Hughes, Inc. 5.8% 2/15/03	A2	3,980,000	3,811,248
R&B Falcon Corp. 6.5% 4/15/03	Ba3	1,785,000	1,655,588
RBF Finance Co. 11% 3/15/06	Ba3	1,260,000	1,348,200
			6,815,036
Oil & Gas - 0.5%
Apache Corp. 7.625% 7/1/19	Baa1	2,970,000	2,867,713
Chesapeake Energy Corp. 9.625% 5/1/05	B2	3,710,000	3,617,250
Occidental Petroleum Corp. 6.39% 11/9/00	Baa3	1,000,000	996,030
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,053,839
8.125% 10/15/05	Baa1	4,935,000	4,993,727
8.375% 7/15/04	Baa1	2,335,000	2,355,875
Petro-Canada 7% 11/15/28	A3	1,290,000	1,126,428
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	1,880,000	1,980,430
			20,991,292
TOTAL ENERGY			29,559,303
FINANCE - 3.8%
Banks - 1.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	1,400,000	1,394,246
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	2,820,000	2,847,636
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,638,256
Barclays Bank PLC yankee 5.95% 7/15/01	A1	7,650,000	7,595,371
Capital One Bank:
6.26% 5/7/01	Baa2	3,160,000	3,109,503
6.375% 2/15/03	Baa2	3,570,000	3,423,095
6.48% 6/28/02	Baa2	1,740,000	1,691,454
6.65% 3/15/04	Baa3	2,320,000	2,228,360
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,690,476
Commonwealth Bank of Australia 8.5% 6/1/10	A1	1,700,000	1,764,158
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	A1	8,340,000	7,657,163

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A2	$ 500,000	$ 497,985
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,006,647
7.375% 9/17/04	Baa2	615,000	595,997
yankee 6.5% 11/15/02	Baa2	665,000	643,654
Popular, Inc. 6.2% 4/30/01	A3	1,840,000	1,823,035
Providian National Bank 6.7% 3/15/03	Baa3	3,060,000	2,926,400
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	1,975,000	2,051,373
Summit Bancorp 8.625% 12/10/02	BBB+	1,730,000	1,751,296
Union Planters National Bank 6.81% 8/20/01	A3	3,500,000	3,474,520
			55,810,625
Credit & Other Finance - 1.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	3,864,525
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	2,340,000	1,088,100
10% 3/15/04	Caa3	1,130,000	519,800
CIT Group, Inc. 5.5% 2/15/04	A1	680,000	626,797
Countrywide Funding Corp. 6.45% 2/27/03	A3	3,950,000	3,814,831
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	900,000	889,299
Details Capital Corp. 0% 11/15/07 (e)	Caa1	505,000	333,300
Dobson/Sygnet Communications Co. 12.25% 12/15/08	-	755,000	798,413
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,478,355
7.1% 6/23/04	A3	3,980,000	3,859,645
Finova Capital Corp.:
6.11% 2/18/03	Baa2	5,720,000	5,033,600
6.12% 5/28/02	Baa2	2,000,000	1,870,000
7.25% 11/8/04	Baa2	3,890,000	3,462,100
First Security Capital I 8.41% 12/15/26	A3	1,690,000	1,565,684
Ford Motor Credit Co.:
6.4513% 7/16/01 (j)	A2	13,000,000	13,014,079
7.5% 3/15/05	A2	3,850,000	3,821,125
7.875% 6/15/10	A2	1,690,000	1,692,400
GS Escrow Corp. 7.125% 8/1/05	Ba1	2,800,000	2,487,352
Heller Financial, Inc. 6% 3/19/04	A3	5,050,000	4,725,992
HSBC Capital Funding LP 10.176% 12/31/49 (f)(g)	A1	2,600,000	2,784,210
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	$ 1,480,000	$ 962,000
7.6% 8/1/07	Ba2	4,190,000	2,220,700
7.875% 8/1/03	Ba2	690,000	427,800
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	2,865,000	2,726,076
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	1,971,358
Sprint Capital Corp. 6.875% 11/15/28	Baa1	2,905,000	2,511,779
The Money Store, Inc. 7.3% 12/1/02	A2	2,550,000	2,526,094
TXU Eastern Funding:
6.15% 5/15/02	Baa1	2,510,000	2,437,511
6.75% 5/15/09	Baa1	3,325,000	2,973,115
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	305,000	308,050
			76,794,090
Savings & Loans - 0.3%
Chevy Chase Savings Bank FSB 9.25% 12/1/08	B1	730,000	649,700
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,685,161
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	3,770,000	3,765,815
7% 6/13/02	Baa3	3,400,000	3,351,686
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	4,300,000	4,197,875
			14,650,237
Securities Industry - 0.5%
Amvescap PLC yankee:
6.375% 5/15/03	A3	2,200,000	2,099,592
6.6% 5/15/05	A3	4,410,000	4,108,268
Goldman Sachs Group LP 6.6338% 7/27/00 (j)(l)	A1	12,900,000	12,898,891
Morgan Stanley Dean Witter & Co. 7.125% 1/15/03	Aa3	4,760,000	4,725,019
			23,831,770
TOTAL FINANCE			171,086,722

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fountain View, Inc. 11.25% 4/15/08	Caa1	$ 2,330,000	$ 570,850
Unilab Corp. 12.75% 10/1/09	B3	725,000	746,750
			1,317,600
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	2,490,000	2,465,100
Roller Bearing Holding, Inc. 0% 6/15/09 (e)(g)	-	3,550,000	1,810,500
Tyco International Group SA:
7% 6/15/28	Baa1	5,310,000	4,564,635
yankee 6.375% 6/15/05	Baa1	830,000	791,762
			9,631,997
Pollution Control - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,290,000	1,173,900
7.625% 1/1/06	Ba2	1,095,000	952,650
10% 8/1/09	B2	9,325,000	7,833,000
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	939,400
Envirosource, Inc. Series B, 9.75% 6/15/03	Caa3	50,000	22,500
WMX Technologies, Inc.:
6.25% 10/15/00	Ba1	2,100,000	2,086,203
7.1% 8/1/26	Ba1	1,390,000	1,308,296
			14,315,949
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			23,947,946
MEDIA & LEISURE - 3.9%
Broadcasting - 2.9%
Adelphia Communications Corp. 9.875% 3/1/07	B1	4,150,000	3,942,500
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,790,465
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1	2,145,000	1,737,450
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	6,040,000	5,650,058
Callahan Nordrhein-Westfalen 14% 7/15/10 (g)	B3	4,120,144	4,120,144
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	B2	$ 4,100,000	$ 3,977,000
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	1,165,000	1,130,050
10.25% 7/1/07	B3	7,080,000	7,177,350
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	2,965,965
Comcast UK Cable Partners Ltd. 0% 11/15/07 (e)	B2	3,360,000	3,124,800
Continental Cablevision, Inc.:
8.3% 5/15/06	A2	5,125,000	5,246,411
8.625% 8/15/03	A2	2,790,000	2,869,041
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B3	3,730,000	2,862,775
yankee 0% 12/15/05 (e)	B3	2,460,000	2,300,100
Earthwatch, Inc. 0% 7/15/07 unit (e)(g)	-	2,530,000	1,619,200
EchoStar DBS Corp.:
9.25% 2/1/06	B2	2,820,000	2,721,300
9.375% 2/1/09	B2	2,305,000	2,224,325
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1	555,000	344,100
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B1	4,130,000	3,562,125
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B1	1,910,000	1,910,000
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1	4,950,000	3,328,875
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	950,000	1,035,500
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,260,000	2,750,103
International Cabletel, Inc. 0% 2/1/06 (e)	B3	1,850,000	1,702,000
Knology Holding, Inc. 0% 10/15/07 (e)	-	2,220,000	1,132,200
LIN Holdings Corp. 0% 3/1/08 (e)	B3	1,635,000	1,075,013
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	2,395,000	2,285,261
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	5,125,000	3,536,250

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
NTL Communications Corp. 11.5% 10/1/08	B3	$ 4,100,000	$ 4,130,750
NTL, Inc.:
0% 4/1/08 (e)	B3	9,455,000	5,862,100
10% 2/15/07	B3	2,020,000	1,919,000
Pegasus Communications Corp. 9.625% 10/15/05	B3	3,365,000	3,247,225
TCI Communications, Inc. 9.8% 2/1/12	A2	4,550,000	5,169,392
Telemundo Holdings, Inc. 0% 8/15/08 (e)	Caa1	4,410,000	3,064,950
Telewest Communications PLC:
0% 4/15/09 (e)	B1	3,380,000	1,859,000
0% 2/1/10 (e)(g)	B1	3,335,000	1,767,550
Telewest PLC:
yankee 9.625% 10/1/06	B1	680,000	639,200
0% 10/1/07 (e)	B1	6,705,000	6,403,275
Time Warner, Inc. 9.125% 1/15/13	Baa3	5,355,000	5,868,545
United Pan-Europe Communications NV:
0% 2/1/10 (e)	B2	7,545,000	3,546,150
10.875% 8/1/09	B2	11,443,000	10,069,840
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	1,935,000	1,843,088
			133,510,426
Entertainment - 0.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	2,450,000	2,229,500
Cinemark USA, Inc. 8.5% 8/1/08	B2	845,000	397,150
Paramount Communications, Inc. 7.5% 1/15/02	Baa1	1,785,000	1,779,163
Premier Parks, Inc. 0% 4/1/08 (e)	B3	7,225,000	4,903,969
Viacom, Inc.:
6.75% 1/15/03	Baa1	4,430,000	4,350,747
7.75% 6/1/05	Baa1	2,137,000	2,144,244
			15,804,773
Lodging & Gaming - 0.3%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	2,225,000	2,080,375
HMH Properties, Inc. 7.875% 8/1/05	Ba2	2,120,000	1,950,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	1,525,000	1,433,500
Host Marriott LP 8.375% 2/15/06	Ba2	3,000,000	2,805,000
ITT Corp. 7.375% 11/15/15	Ba1	810,000	678,375
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Lodging & Gaming - continued
Mohegan Tribal Gaming Authority 8.75% 1/1/09	Ba3	$ 2,110,000	$ 1,993,950
Station Casinos, Inc. 9.875% 7/1/10 (g)	B1	2,490,000	2,502,450
			13,444,050
Publishing - 0.3%
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	3,916,010
7.75% 1/20/24	Baa3	2,590,000	2,344,649
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	5,340,000	5,405,842
			11,666,501
Restaurants - 0.1%
Domino's, Inc. 10.375% 1/15/09	B3	1,620,000	1,502,550
NE Restaurant, Inc. 10.75% 7/15/08	B3	2,760,000	2,152,800
			3,655,350
TOTAL MEDIA & LEISURE			178,081,100
NONDURABLES - 0.5%
Beverages - 0.2%
Seagram JE & Sons, Inc.:
6.4% 12/15/03	Baa3	5,840,000	5,612,824
6.8% 12/15/08	Baa3	3,040,000	2,850,994
			8,463,818
Foods - 0.1%
ConAgra, Inc. 7.125% 10/1/26	Baa1	3,200,000	2,951,168
Del Monte Foods Co. 0% 12/15/07 (e)	Caa1	2,390,000	1,792,500
			4,743,668
Tobacco - 0.2%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	3,955,000	3,725,729
7.25% 9/15/01	A2	1,450,000	1,426,322
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,250,660
			8,402,711
TOTAL NONDURABLES			21,610,197

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
RETAIL & WHOLESALE - 0.5%
Drug Stores - 0.1%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa1	$ 5,475,000	$ 2,819,625
7.125% 1/15/07	Caa1	1,595,000	845,350
			3,664,975
General Merchandise Stores - 0.2%
Dayton Hudson Corp. 7.5% 7/15/06	A2	3,500,000	3,498,040
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	2,901,120
8.5% 6/15/03	Baa1	2,580,000	2,603,659
Kmart Corp. 12.5% 3/1/05	Baa3	2,510,000	2,723,350
			11,726,169
Grocery Stores - 0.2%
Kroger Co. 6% 7/1/00	Baa3	4,480,000	4,479,149
Pathmark Stores, Inc. 9.625% 5/1/03 (d)	Caa3	6,150,000	4,243,500
			8,722,649
TOTAL RETAIL & WHOLESALE			24,113,793
SERVICES - 0.1%
Printing - 0.0%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	1,430,000	1,437,150
Services - 0.1%
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	2,040,000	1,183,200
Medaphis Corp. 9.5% 2/15/05	Caa1	1,770,000	1,327,500
			2,510,700
TOTAL SERVICES			3,947,850
TECHNOLOGY - 1.0%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	2,102,075
Computer Services & Software - 0.4%
Amazon.com, Inc. 0% 5/1/08 (e)	Caa1	2,305,000	1,244,700
Concentric Network Corp. 12.75% 12/15/07	B-	595,000	624,750
Covad Communications Group, Inc.:
0% 3/15/08 (e)	B3	3,885,000	1,903,650
12% 2/15/10	B3	5,505,000	4,266,375
12.5% 2/15/09	B3	1,091,000	867,345
Exodus Communications, Inc. 11.25% 7/1/08	B-	1,945,000	1,925,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
Federal Data Corp. 10.125% 8/1/05	B3	$ 3,720,000	$ 2,418,000
PSINet, Inc. 10.5% 12/1/06	B3	5,940,000	5,464,800
Verio, Inc. 10.375% 4/1/05	B3	61,000	64,965
			18,780,135
Computers & Office Equipment - 0.3%
Comdisco, Inc. 6.375% 11/30/01	Baa1	8,300,000	8,030,997
Globix Corp. 12.5% 2/1/10	B-	3,270,000	2,697,750
Sun Microsystems, Inc. 7% 8/15/02	Baa1	1,380,000	1,371,444
			12,100,191
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,055,000	3,284,125
Details, Inc. 10% 11/15/05	B3	520,000	494,000
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	560,000	565,600
10.375% 10/1/07	B3	1,660,000	1,693,200
Flextronics International Ltd. 9.875% 7/1/10 (g)	Ba3	1,210,000	1,228,150
Micron Technology, Inc. 6.5% 9/30/05 (l)	B3	3,000,000	2,505,000
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	B2	1,340,000	1,430,450
			11,200,525
TOTAL TECHNOLOGY			44,182,926
TRANSPORTATION - 0.8%
Air Transportation - 0.2%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	1,110,000	1,073,259
7.73% 9/15/12	Baa1	455,032	434,601
Delta Air Lines, Inc. 8.3% 12/15/29	Baa3	4,000,000	3,486,400
Qantas Airways Ltd. 7.75% 6/15/09 (g)	Baa1	4,370,000	4,348,150
US Airways Group, Inc. 10.375% 3/1/13	Ba3	2,480,000	2,207,200
			11,549,610

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Railroads - 0.6%
Burlington Northern Santa Fe Corp.:
6.125% 3/15/09	Baa2	$ 6,450,000	$ 5,748,240
7.29% 6/1/36	Baa2	3,000,000	2,932,170
Canadian National Railway Co. 6.9% 7/15/28	Baa2	3,390,000	2,860,041
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,074,068
6.46% 6/22/05	Baa2	5,120,000	4,814,797
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	6,610,000	6,460,350
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	1,810,000	1,607,660
			26,497,326
TOTAL TRANSPORTATION			38,046,936
UTILITIES - 3.4%
Cellular - 1.0%
Crown Castle International Corp. 0% 5/15/11 (e)	B3	2,830,000	1,726,300
Dobson Communications Corp. 10.875% 7/1/10 (g)	-	1,235,000	1,244,263
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	8,170,000	6,209,200
Millicom International Cellular SA 0% 6/1/06 (e)	Caa1	7,300,000	6,205,000
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	16,310,000	12,150,950
Nextel International, Inc. 0% 4/15/08 (e)	Caa1	1,270,000	838,200
Rogers Communications, Inc. 8.875% 7/15/07	Ba3	2,950,000	2,891,000
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	3,235,000	2,127,013
Triton PCS, Inc. 0% 5/1/08 (e)	B3	3,030,000	2,189,175
Vodafone AirTouch PLC 7.625% 2/15/05 (g)	A2	3,040,000	3,036,717
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	B2	1,430,000	958,100
10.375% 11/15/09	B2	7,905,000	8,221,200
			47,797,118
Electric Utility - 0.5%
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,527,093
6.73% 12/11/02 (g)	Baa2	4,910,000	4,783,518
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	2,095,000	2,109,162
Hydro-Quebec yankee 8.4% 3/28/25	A2	2,620,000	2,766,720
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utility - continued
Illinois Power Co. 7.5% 6/15/09	Baa1	$ 1,880,000	$ 1,835,218
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,360,028
yankee 7.875% 12/15/26 (g)	A3	1,960,000	1,731,288
Texas Utilities Co. 6.375% 1/1/08	Baa3	990,000	894,218
			21,007,245
Gas - 0.1%
Reliant Energy Resources Corp. 8.125% 7/15/05 (g)	Baa1	2,550,000	2,549,490
Telephone Services - 1.8%
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3	1,280,000	931,200
12.875% 5/15/08	B3	1,390,000	1,504,675
Cable & Wireless Optus Ltd. 8% 6/22/10 (g)	Baa1	2,520,000	2,504,452
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	7,180,000	7,294,377
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-	2,745,000	1,235,250
Global Crossing Holdings Ltd. 9.125% 11/15/06	Ba2	840,000	808,500
Globenet Communication Group Ltd. 13% 7/15/07	Caa1	2,450,000	2,474,500
ICG Services, Inc. 0% 5/1/08 (e)	B3	2,425,000	1,115,500
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	1,050,000	813,750
0% 3/1/09 (e)	B3	1,410,000	856,575
Level 3 Communications, Inc. 9.125% 5/1/08	B3	3,885,000	3,486,788
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	4,040,000	1,292,800
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1	2,485,000	2,074,975
9.5% 11/1/08	B1	1,205,000	1,174,875
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	580,000	569,850
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	2,870,000	2,690,625
Ono Finance PLC 13% 5/1/09	Caa1	2,075,000	1,960,875

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pathnet, Inc. 12.25% 4/15/08	-	$ 4,665,000	$ 2,612,400
Rhythms NetConnections, Inc.:
0% 5/15/08 (e)	B3	7,983,000	3,153,285
12.75% 4/15/09	B3	2,510,000	1,706,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	5,540,000	5,159,291
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	6,886,000	6,588,869
7.7% 7/20/29	Baa1	6,330,000	5,960,771
Teligent, Inc.:
0% 3/1/08 (e)	Caa1	4,445,000	2,044,700
11.5% 12/1/07	Caa1	4,295,000	3,328,625
WinStar Communications, Inc.:
0% 4/15/10 (e)(g)	B3	12,896,000	5,996,640
12.75% 4/15/10 (g)	B3	10,487,000	10,119,955
WorldCom, Inc. 8.875% 1/15/06	A3	3,139,000	3,254,704
			82,715,607
TOTAL UTILITIES			154,069,460
TOTAL NONCONVERTIBLE BONDS			758,969,328
TOTAL CORPORATE BONDS (Cost $818,133,022)			769,770,866
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 3.4%
Fannie Mae:
0% 8/24/00	-	30,000,000	29,717,460
6% 5/15/08	Aaa	12,000,000	11,190,840
6.5% 4/29/09	Aaa	9,210,000	8,604,166
7.125% 2/15/05	Aaa	10,045,000	10,085,783
7.25% 5/15/30	Aaa	12,135,000	12,382,020
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,141,560
Federal Home Loan Bank:
5.195% 9/11/01	Aaa	4,500,000	4,405,770
6.75% 2/1/02	Aaa	38,840,000	38,718,431
7.59% 3/10/05	Aaa	3,850,000	3,928,194
Freddie Mac:
0% 8/17/00	-	10,000,000	9,918,490
6.25% 7/15/04	Aaa	6,200,000	6,027,578
6.75% 8/1/05	Aaa	2,500,000	2,464,850
6.875% 1/15/05	Aaa	3,255,000	3,234,656
7% 7/15/05	Aaa	4,400,000	4,393,840
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
7.625% 9/9/09	Aaa	$ 3,415,000	$ 3,366,985
Tennessee Valley Authority 7.125% 5/1/30	Aaa	2,570,000	2,580,794
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,879,381
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			156,040,798
U.S. Treasury Obligations - 4.0%
U.S. Treasury Bills, yield at date of purchase 5.76% 8/24/00 (i)	-	8,000,000	7,935,864
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	750,000	665,625
6.875% 8/15/25	Aaa	715,000	779,236
7.625% 2/15/25	Aaa	10,290,000	12,167,925
8% 11/15/21	Aaa	2,200,000	2,659,602
8.125% 8/15/19	Aaa	58,400,000	70,600,344
8.875% 8/15/17	Aaa	4,027,000	5,133,177
11.75% 2/15/10 (callable)	Aaa	15,045,000	18,150,438
12% 8/15/13	Aaa	3,740,000	5,049,000
13.875% 5/15/11 (callable)	Aaa	21,150,000	28,688,072
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	1,665,000	1,512,020
6.25% 10/31/01	Aaa	820,000	817,433
6.625% 6/30/01	Aaa	19,110,000	19,133,888
7% 7/15/06	Aaa	8,695,000	9,010,194
7.25% 8/15/04	Aaa	1,404,000	1,451,610
TOTAL U.S. TREASURY OBLIGATIONS			183,754,428
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $344,947,217)			339,795,226
U.S. Government Agency - Mortgage Securities - 9.6%

Fannie Mae - 8.4%
6% 1/1/11 to 1/1/29	Aaa	55,576,630	51,894,145
6.5% 5/1/14 to 1/1/30	Aaa	112,916,299	106,742,974
7% 8/1/13 to 12/1/29	Aaa	126,273,999	122,195,551
7.5% 7/1/16 to 3/1/30	Aaa	30,045,234	29,660,358
7.5% 7/1/30 (h)	Aaa	25,600,000	25,224,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
8% 9/1/26 to 3/1/30	Aaa	$ 1,472,835	$ 1,478,817
8% 7/1/30 (h)	Aaa	44,860,000	45,028,225
TOTAL FANNIE MAE			382,224,070
Freddie Mac - 0.1%
7.5% 5/1/17 to 7/1/29	Aaa	3,977,164	3,939,908
8% 7/1/17 to 5/1/27	Aaa	616,237	621,896
8.5% 7/1/22 to 6/1/23	Aaa	23,330	23,822
TOTAL FREDDIE MAC			4,585,626
Government National Mortgage Association - 1.1%
6% 12/15/08 to 6/15/09	Aaa	2,339,469	2,255,515
6.5% 6/15/08 to 7/15/09	Aaa	10,988,800	10,770,268
7% 7/15/28	Aaa	17,866,601	17,369,552
7.5% 9/15/22 to 8/15/28	Aaa	19,270,248	19,157,679
8% 5/15/25	Aaa	80,865	81,775
8.5% 12/15/16	Aaa	25,719	26,519
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			49,661,308
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $444,523,943)			436,471,004
Asset-Backed Securities - 0.7%

Airplanes pass through trust 10.875% 3/15/19	Ba2	2,513,697	1,860,135
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,651,903
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,855,508
CIT Marine Trust 5.8% 4/15/10	Aaa	5,920,000	5,720,200
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	586,472	583,539
CPS Auto Receivables Trust 6% 8/15/03	Aaa	2,157,284	2,127,622
CSXT Trade Receivables Master Trust 6% 7/25/04	Aaa	4,600,000	4,460,563
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	2,680,000	2,643,569
6.4% 12/15/02	Aa2	1,480,000	1,460,760
7.03% 11/15/03	Aaa	704,000	703,450
Green Tree Financial Corp. 6.8% 6/15/27	Aaa	361,150	360,810
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Olympic Automobile Receivables Trust 6.7% 3/15/02	Aaa	$ 193,142	$ 193,082
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 6.125% 2/5/03 (g)(j)	Baa2	1,549,554	1,542,048
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,650,000
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	2,101,899	2,088,106
TOTAL ASSET-BACKED SECURITIES (Cost $34,231,746)			32,901,295
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2 Class 2B, 7.1786% 12/29/25 (d)(g)(j)	Ba3	1,007,822	485,959
U.S. Government Agency - 0.3%
Bank America Mortgage Securities, Inc.:
Series 1999-3, Class A1 6.25% 5/25/14	AAA	6,026,533	5,696,016
Series 1999-6, Class A1 6.25% 7/25/14	AAA	3,828,300	3,614,872
Fannie Mae REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	2,970,516
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,336,344
TOTAL U.S. GOVERNMENT AGENCY			14,617,748
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,957,335)			15,103,707
Commercial Mortgage Securities - 1.6%

Bankers Trust REMIC Trust 1998-1 Series 1998-S1A Class G, 8.5632% 11/28/02 (g)(j)	Baa3	1,000,000	960,625
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,900,000	1,316,938
BKB Commercial Mortgage Trust Series 1997-C1 Class D, 7.7606% 2/25/43 (g)(j)	BBB	1,095,356	1,088,810

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A-3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 2,947,266
Class B, 7.48% 2/1/08	A	2,320,000	2,266,984
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,267,572
Series 1998-FL1 Class E, 7.4913% 1/10/13 (g)(j)	Baa2	5,490,000	5,465,553
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	3,826,678
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,471,152
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,259,031
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,148,266
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (j)	-	1,600,000	1,138,500
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,073,338
FMAC Loan Receivables Trust:
Series 1997-A Class E, 8.1104% 4/15/19 (g)(j)	-	500,000	330,469
Series 1997-B Class E, 7.8912% 9/15/19 (g)(j)	-	750,000	285,000
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(j)	-	1,300,000	1,040,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba3	750,000	603,164
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (g)(j)	Baa3	4,930,000	4,262,332
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,997,247	2,819,754
Morgan Stanley Capital I, Inc. Series 1996-MBL1 Class E, 8.2633% 5/25/21 (g)(j)	-	1,509,471	1,501,216
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nomura Asset Securities Corp. Series 1998-D6 Class A4, 7.6083% 3/17/28 (j)	Baa2	$ 4,260,000	$ 3,886,585
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (g)(j)	-	800,000	740,875
Penn Mutual Life Insurance Co. (The)/Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	953,768
Class L, 7.9% 11/15/26 (g)	-	1,133,000	595,710
Prudential Securities Secd Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	1,620,000	1,635,694
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7.375% 9/25/24 (g)	BB	1,200,000	1,105,734
Series 1996-CFL:
Class E, 7.75% 2/25/28	BBB	2,390,000	2,370,021
Class G, 7.75% 2/25/28 (g)	B+	1,000,000	887,500
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	3,975,234
Series D-2, 6.992% 12/15/10 (g)	Baa2	4,120,000	3,791,205
Series E-2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,200,789
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $77,443,303)			73,216,576
Foreign Government and Government Agency Obligations - 0.5% (k)

Israeli State euro 6.375% 12/19/01	A3	3,350,000	3,301,794
Korean Republic yankee:
8.75% 4/15/03	Baa2	1,340,000	1,364,066
8.875% 4/15/08	Baa2	1,868,000	1,926,842
Newfoundland Province yankee 11. 625% 10/15/07	Baa1	2,000,000	2,455,600
Quebec Province 7.5% 9/15/29	A2	7,220,000	7,093,000
United Mexican States 9.875% 2/1/10	Baa3	5,110,000	5,339,950
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,783,424)			21,481,252
Supranational Obligations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	$ 4,750,000	$ 4,524,945
Purchased Bank Debt - 1.3%

Allied Waste North America, Inc. term loan:
9.5625% 7/21/06 (j)	Ba3	2,272,727	2,130,682
9.7542% 7/21/07 (j)	Ba3	2,727,273	2,556,818
American Tower L P term loan 9.53% 12/31/07 (j)	-	3,400,000	3,417,000
Charter Communication Operating LLC term loan 8.8% 3/18/08 (j)	Ba3	6,000,000	5,962,500
Crown Castle Operating Co. term loan 9.46% 6/15/08 (j)	Ba3	4,200,000	4,210,500
Dynatech LLC term loan 10.03% 9/1/07 (j)	-	4,240,000	4,218,800
Huntsman ICI Chemicals LLC sr. secured:
term B loan 9.875% 6/30/07 (j)	-	1,837,630	1,842,224
term C loan 9.8128% 6/30/08 (j)	-	2,382,200	2,388,156
Lyondell Chemical Co. sr. secured Tranche E term loan 10.5263% 5/17/06 (j)	-	4,300,000	4,418,250
McLeodUSA, Inc. term loan 9.69% 5/31/08 (j)	Ba2	4,250,000	4,260,625
Nextel Finance Co. term loan:
9.6875% 6/30/08 (j)	Ba2	3,000,000	3,011,250
10.375% 12/31/08 (j)	Ba2	3,000,000	3,011,250
Packaging Corp. of America term loan 0% 5/22/07 (j)	-	2,500,000	2,506,250
Telemundo Group, Inc. term loan 8.905% 3/31/07 (j)	B1	1,665,000	1,654,594
Tritel Holding Corp. term loan 11.15% 12/31/07 (j)	B2	4,250,000	4,265,938
Purchased Bank Debt - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (j)	B+	$ 5,100,000	$ 5,087,250
Wci Capital Corp. term loan 11.43% 9/30/07 (j)	B2	3,600,000	3,591,000
TOTAL PURCHASED BANK DEBT (Cost $58,603,499)			58,533,087
Bank Notes - 0.2%

Bank One NA 6.29% 8/25/00 (Cost $11,350,000)	11,350,000	11,332,056
Certificates of Deposit - 0.2%

Canadian Imperial Bank of Commerce yankee 7.01% 11/27/00 (Cost $11,500,000)	11,500,000	11,506,374
Commercial Paper - 2.3%

CIT Group, Inc. 6.43% 7/5/00	11,000,000	10,995,875
Daimler-Chrysler North America Holding Corp. yankee 6.65% 11/7/00	10,000,000	9,766,461
Falcon Asset Securitization Corp. 6.58% 8/10/00	11,000,000	10,923,715
General Motors Acceptance Corp. 6.62% 8/23/00	10,000,000	9,906,925
ING America Insurance Holdings, Inc. yankee 6.69% 11/9/00	10,000,000	9,763,858
Kitty Hawk Funding Corp. 6.6% 7/20/00	10,000,000	9,968,786
Montauk Funding Corp. yankee 6.58% 7/12/00	11,000,000	10,981,575
Preferred Receivables Funding Corp. 6.58% 7/18/00	11,000,000	10,969,475
Windmill Funding Corp. yankee 6.58% 7/20/00	11,000,000	10,965,352
Woolwich PLC yankee 6.21% 7/19/00	11,400,000	11,366,408
TOTAL COMMERCIAL PAPER (Cost $105,548,446)		105,608,430
Cash Equivalents - 9.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00	$ 30,341,270	$ 30,324,000
	Shares
Central Cash Collateral Fund, 6.71% (c)	659,100	659,100
Taxable Central Cash Fund, 6.59% (c)	394,173,790	394,173,790
TOTAL CASH EQUIVALENTS (Cost $425,156,890)		425,156,890
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $4,073,306,528)	4,573,384,257
NET OTHER ASSETS - (0.3)%	(15,209,059)
NET ASSETS - 100%	$ 4,558,175,198
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
634 S&P 500 Stock Index Contracts	Sept. 2000	$ 232,693,850	$ (1,400,223)
The face value of futures purchased as a percentage of net assets - 5.1%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $125,044,672 or 2.7% of net assets.

(h) Security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,935,864.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Goldman Sachs Group LP 6.6338% 7/27/00	1/25/99	$ 12,900,000
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	20.8%	AAA, AA, A	17.8%
Baa	6.5%	BBB	6.0%
Ba	1.7%	BB	1.9%
B	5.3%	B	5.8%
Caa	1.3%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 0.9%. FMR has determined that unrated debt securities that are lower quality account for 0.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,703,007,563 and $2,385,422,392, respectively, of which long-term U.S. government and government agency obligations aggregated $703,320,022 and $737,829,262, respectively.

The market value of futures contracts opened and closed during the period amounted to $369,738,823 and $140,715,190, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $30,209 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $15,403,891 and 0.3% of net assets.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $659,757. The fund received cash collateral of $659,100 which was invested in cash equivalents.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $4,073,709,121. Net unrealized appreciation aggregated $499,675,136, of which $646,290,978 related to appreciated investment securities and $146,615,842 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $30,324,000) (cost $4,073,306,528) - See accompanying schedule		$ 4,573,384,257
Cash		417,051
Receivable for investments sold		78,404,347
Receivable for fund shares sold		538,054
Dividends receivable		1,365,550
Interest receivable		27,511,966
Receivable for daily variation on futures contracts		1,131,992
Other receivables		132,043
Total assets		4,682,885,260
Liabilities
Payable for investments purchased Regular delivery	$ 73,353,664
Delayed delivery	44,912,865
Payable for fund shares redeemed	3,398,939
Accrued management fee	2,015,725
Distribution fees payable	2,417
Other payables and accrued expenses	367,352
Collateral on securities loaned, at value	659,100
Total liabilities		124,710,062
Net Assets		$ 4,558,175,198
Net Assets consist of:
Paid in capital		$ 3,894,821,160
Undistributed net investment income		93,150,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		71,519,816
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		498,683,626
Net Assets		$ 4,558,175,198
Initial Class: Net Asset Value, offering price and redemption price per share ($4,529,401,644 ÷ 273,761,954 shares)		$16.55
Service Class: Net Asset Value, offering price and redemption price per share ($28,004,993 ÷ 1,701,507 shares)		$16.46
Service Class 2: Net Asset Value, offering price and redemption price per share ($768,561 ÷ 46,732 shares)		$16.45

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 16,298,613
Interest		82,305,154
Security lending		650
Total income		98,604,417
Expenses
Management fee	$ 12,350,508
Transfer agent fees	1,535,078
Distribution fees	13,162
Accounting and security lending fees	334,234
Non-interested trustees' compensation	15,911
Custodian fees and expenses	55,539
Registration fees	12,422
Audit	22,607
Legal	16,406
Miscellaneous	30,810
Total expenses before reductions	14,386,677
Expense reductions	(144,577)	14,242,100
Net investment income		84,362,317
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	70,050,664
Foreign currency transactions	(13)
Futures contracts	5,070,440	75,121,091
Change in net unrealized appreciation (depreciation) on:
Investment securities	(193,765,715)
Assets and liabilities in foreign currencies	(7)
Futures contracts	(1,400,223)	(195,165,945)
Net gain (loss)		(120,044,854)
Net increase (decrease) in net assets resulting from operations		$ (35,682,537)
Other Information Expense reductions Directed brokerage arrangements		$ 134,129
Custodian credits		10,448
		$ 144,577

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 84,362,317	$ 163,666,158
Net realized gain (loss)	75,121,091	365,307,199
Change in net unrealized appreciation (depreciation)	(195,165,945)	(14,691,723)
Net increase (decrease) in net assets resulting from operations	(35,682,537)	514,281,634
Distributions to shareholders From net investment income	(154,095,495)	(161,497,855)
From net realized gain	(363,069,869)	(204,563,949)
Total distributions	(517,165,364)	(366,061,804)
Share transactions - net increase (decrease)	150,420,217	(98,885,126)
Total increase (decrease) in net assets	(402,427,684)	49,334,704
Net Assets
Beginning of period	4,960,602,882	4,911,268,178
End of period (including undistributed net investment income of $93,150,596 and $163,666,159, respectively)	$ 4,558,175,198	$ 4,960,602,882

Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,773,047	$ 130,415,409	18,326,496	$ 320,298,483
Reinvested	31,454,002	514,587,479	21,655,706	365,548,318
Redeemed	(29,837,358)	(502,371,635)	(45,749,338)	(801,281,286)
Net increase (decrease)	9,389,691	$ 142,631,253	(5,767,136)	$ (115,434,485)
Service Class Sold	388,675	$ 6,434,099	1,054,578	$ 18,334,058
Reinvested	157,694	2,567,255	30,528	513,486
Redeemed	(118,776)	(1,991,210)	(131,705)	(2,298,185)
Net increase (decrease)	427,593	$ 7,010,144	953,401	$ 16,549,359
Service Class 2 A Sold	49,063	$ 817,391	-	$ -
Reinvested	666	10,842	-	-
Redeemed	(2,997)	(49,413)	-	-
Net increase (decrease)	46,732	$ 778,820	-	$ -
Distributions From net investment income Initial Class		$ 153,336,461		$ 161,271,317
Service Class		755,842		226,538
Service Class 2 A		3,192		-
Total		$ 154,095,495		$ 161,497,855
From net realized gain Initial Class		$ 361,250,806		$ 204,277,001
Service Class		1,811,413		286,948
Service Class 2 A		7,650		-
Total		$ 363,069,869		$ 204,563,949
		$ 517,165,364		$ 366,061,804

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79	$ 13.79
Income from Investment Operations
Net investment income	.30 D	.59 D	.59 D	.57 D	.63	.30
Net realized and unrealized gain (loss)	(.44)	1.28	1.84	2.58	1.55	1.99
Total from investment operations	(.14)	1.87	2.43	3.15	2.18	2.29
Less Distributions
From net investment income	(.59)	(.60)	(.57)	(.59)	(.57)	(.29)
From net realized gain	(1.39)	(.76)	(1.71)	(1.48)	(.47)	-
Total distributions	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)	(.29)
Net asset value, end of period	$ 16.55	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Total Return B, C	(.69)%	11.09%	15.05%	20.65%	14.60%	16.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,529,402	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194	$ 3,333,844
Ratio of expenses to average net assets	.61% A	.63%	.64%	.65%	.74%	.81%
Ratio of expenses to average net assets after expense reductions	.61% A	.62% F	.63% F	.64% F	.73% F	.79% F
Ratio of net investment income to average net assets	3.59% A	3.36%	3.46%	3.43%	3.60%	3.54%
Portfolio turnover	78% A	94%	113%	101%	168%	256%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.29	.56	.57	.10
Net realized and unrealized gain (loss)	(.45)	1.29	1.82	.29
Total from investment operations	(.16)	1.85	2.39	.39
Less Distributions
From net investment income	(.58)	(.60)	(.57)	-
From net realized gain	(1.39)	(.76)	(1.71)	-
Total distributions	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 16.46	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(.74)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 28,005	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.71% A	.74%	.78%	.75% A
Ratio of expenses to average net assets after expense reductions	.71% A	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.49% A	3.25%	3.49%	3.52% A
Portfolio turnover	78% A	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 18.17
Income from Investment Operations
Net investment income C	.24
Net realized and unrealized gain (loss)	.01 E
Total from investment operations	.25
Less Distributions
From net investment income	(.58)
From net realized gain	(1.39)
Total distributions	(1.97)
Net asset value, end of period	$ 16.45
Total Return B	1.49%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 769
Ratio of expenses to average net assets	.84% A
Ratio of net investment income to average net assets	3.36% A
Portfolio turnover	78% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: High Income - Service Class 2	-4.87%	7.21%	11.93%
ML High Yield Master II	-0.97%	7.03%	10.83%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2 on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $30,875 - a 208.75% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,971 - a 179.71% increase.

Investment Summary

Top Five Holdings as of June 30, 2000
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.5
NEXTLINK Communications, Inc.	4.4
WinStar Communications, Inc.	3.0
Allied Waste North America, Inc.	2.7
ICG Holdings, Inc	2.5
18.1
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Utilities	31.8
Media & Leisure	23.8
Technology	8.2
Basic Industries	7.8
Industrial Machinery & Equipment	5.2
Quality Diversification as of June 30, 2000
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.0
Baa	0.2
Ba	4.0
B	53.1
Caa, Ca, C	13.5
Not Rated	7.6

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at June 30, 2000 account for 7.6% of the fund's investments.

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Barry Coffman, Portfolio Manager of High Income Portfolio

Q. How did the fund perform, Barry?

A. For the six-month period that ended June 30, 2000, the fund lagged the -1.00% return of the Merrill Lynch High Yield Master Index II. The fund also underperformed the index's -0.97% return for the 12-month period ending June 30, 2000.

Q. What factors drove the high-yield market's performance and how did those factors, in turn, affect the fund's performance?

A. As they did throughout most of 1999, rising interest rates continued to put pressure on high-yield bonds and most other fixed-income investments. From January through June 2000, the Federal Reserve Board raised interest rates three times to cool the economy and the stock market. Compounding the effects of the difficult interest-rate backdrop was the fact that the "technicals" - supply and demand - were unfavorable. While supply had tapered off significantly from the same six-month period a year earlier, demand was quite weak. Furthermore, the default rate - which measures the percentage of high-yield debt that companies are unable or unwilling to honor - continued to rise, which also cooled demand. Those factors conspired to drive the high-yield market and the fund lower.

Q. Why did the fund underperform the Merrill Lynch index?

A. Unfortunately, a small handful of disappointments significantly detracted from the fund's performance. Given the overall negative tone of the high-yield market, investors severely punished companies that had worse-than-expected results. Most of the fund's underperformance can be accounted for by losses in securities of three holdings that defaulted: Sunterra Resorts, Specialty Retailers - the operating subsidiary of Stages Stores, Inc. - and competitive local exchange carrier GST Telecom. Also, continued weakness in the theater industry due to an overbuilding of new movie theaters pressured bonds in that sector.

Q. What holdings held up well against the difficult backdrop?

A. Telecommunications holdings outperformed the overall market. Many of these companies began to see very attractive returns from their network investments as they neared critical mass. Overall demand for telecom services, particularly high-speed data transmission, continued to be very robust. Within telecommunications, the fund benefited from its holdings in WinStar Communications, which refinanced its debt at very favorable terms during the period. Cable companies also performed well. In particular, our holdings in two international cable concerns, UnitedGlobalCom and Telewest both benefited from their investments in advanced networks that allow them to bundle high-speed Internet access and telephony with cable TV. In addition, both companies successfully raised equity during the period. Also, our position in Allied Waste - now the nation's second-largest waste management company - rebounded during the period and was a significant contributor to performance.

Q. What changes did you make over the past six months?

A. One of the most significant changes was that I concentrated more of the fund in larger, more liquid holdings. Historically, I've tried to find value among less-followed small- and mid-tier companies. But it became clear that the market environment was one that overly punished companies in those groups that disappoint. As a result, I focused on the larger-cap companies in the high-yield universe, particularly those with strong operating fundamentals and access to capital. As examples, I added to some of the fund's larger holdings, including telecommunications companies Nextel and NEXTLINK and direct broadcast satellite company Echostar.

Q. What's your outlook?

A. In my view, the relatively cheap valuations of high-yield bonds offer cause for optimism. The average high-yield bond is selling in the low 80s as a percentage of par - or face - value with yields nearing 13%, or twice the absolute level of U.S. Treasury bond yields. We haven't really seen that type of value since 1990 when the U.S. economy was in a recession. Even though the economy may slow in response to higher interest rates, I think the risk of a recession is limited over the near term. Steady economic growth would likely be a positive backdrop for this market. While I can't pinpoint exactly what will be the catalyst for a high-yield market turnaround, I would expect that the end of the Fed's campaign to raise interest rates could provide a significant boost for high-yield and other fixed-income securities as well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: to seek high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of June 30, 2000, more than $2.2 billion

Manager: Barry Coffman, since 1990; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 75.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 3.3%
HEALTH - 0.4%
Medical Facilities Management - 0.4%
Total Renal Care Holdings, Inc. 7% 5/15/09 (f)	B3	$ 14,680,000	$ 9,762,200
MEDIA & LEISURE - 2.2%
Broadcasting - 2.2%
EchoStar Communications Corp. 4.875% 1/1/07 (f)	-	50,665,000	48,195,081
UTILITIES - 0.7%
Cellular - 0.7%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	10,000,000	10,350,000
5.25% 1/15/10	B1	5,000,000	5,175,000
			15,525,000
TOTAL CONVERTIBLE BONDS			73,482,281
Nonconvertible Bonds - 72.1%
BASIC INDUSTRIES - 7.7%
Chemicals & Plastics - 5.0%
Acetex Corp. yankee 9.75% 10/1/03	B3	3,000,000	2,805,000
Avecia Group PLC 11% 7/1/09	B2	7,275,000	7,129,500
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,275,000
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	10,240,000	9,344,000
9.5% 7/1/07 (f)	B2	32,830,000	29,957,375
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	12,390,000	12,390,000
Huntsman ICI Holdings LLC 0% 12/31/09	B3	34,102,000	10,912,640
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	3,740,000	3,702,600
9.875% 5/1/07	Ba3	9,420,000	9,325,800
10.875% 5/1/09	B2	18,455,000	18,316,588
Sterling Chemicals, Inc. 11.75% 8/15/06	Caa3	5,030,000	4,074,300
			112,232,803
Metals & Mining - 0.4%
Kaiser Aluminum & Chemical Corp.:
9.875% 2/15/02	B1	2,455,000	2,369,075
12.75% 2/1/03	B3	6,958,000	6,331,780
			8,700,855

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Packaging & Containers - 1.0%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	$ 14,080,000	$ 10,841,600
9.75% 6/15/07	Caa1	5,370,000	4,188,600
Packaging Corp. of America 9.625% 4/1/09	B2	7,470,000	7,376,625
			22,406,825
Paper & Forest Products - 1.3%
APP China Group Ltd. 14% 3/15/10 unit (f)	B3	4,875,000	3,071,250
APP Finance II Mauritius Ltd. 12% 3/15/04	B3	4,175,000	2,129,250
Container Corp. of America gtd. 9.75% 4/1/03	B2	1,690,000	1,681,550
Millar Western Forest Products Ltd. 9.875% 5/15/08	B3	13,115,000	12,295,313
Repap New Brunswick, Inc.:
11.5% 6/1/04	B3	1,795,000	1,803,975
yankee 10.625% 4/15/05	Caa1	6,340,000	5,579,200
Stone Container Corp. 12.58% 8/1/16 (g)	B2	1,150,000	1,184,500
			27,745,038
TOTAL BASIC INDUSTRIES			171,085,521
CONSTRUCTION & REAL ESTATE - 2.0%
Building Materials - 0.3%
International Utility Structures, Inc. 10.75% 2/1/08	Caa1	9,200,000	7,360,000
Construction - 0.1%
Great Lakes Dredge & Dock Corp. 11.25% 8/15/08	B3	50,000	49,375
Lennar Corp. 9.95% 5/1/10 (f)	Ba1	3,010,000	2,964,850
			3,014,225
Engineering - 0.6%
360networks, Inc. 13% 5/1/08 (f)	B3	12,660,000	12,533,400
Real Estate - 0.9%
LNR Property Corp.:
9.375% 3/15/08	B1	14,395,000	12,523,650
10.5% 1/15/09	B1	7,040,000	6,476,800
			19,000,450
Real Estate Investment Trusts - 0.1%
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	3,520,000	2,710,400
TOTAL CONSTRUCTION & REAL ESTATE			44,618,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
DURABLES - 0.3%
Autos, Tires, & Accessories - 0.1%
Federal-Mogul Corp. 7.5% 1/15/09	Ba2	$ 5,455,000	$ 3,600,300
Textiles & Apparel - 0.2%
Levi Strauss & Co.:
6.8% 11/1/03	Ba3	3,775,000	3,095,500
7% 11/1/06	Ba3	755,000	573,800
			3,669,300
TOTAL DURABLES			7,269,600
ENERGY - 2.0%
Coal - 0.4%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	10,210,000	9,469,775
Energy Services - 0.4%
Cliffs Drilling Co. 10.25% 5/15/03	Ba3	900,000	904,500
R&B Falcon Corp.:
6.5% 4/15/03	Ba3	5,525,000	5,124,438
6.75% 4/15/05	Ba3	1,260,000	1,137,150
6.95% 4/15/08	Ba3	750,000	637,500
9.5% 12/15/08	Ba3	595,000	597,975
			8,401,563
Oil & Gas - 1.2%
Chesapeake Energy Corp.:
7.875% 3/15/04	B2	1,610,000	1,493,275
8.5% 3/15/12	B2	1,435,000	1,205,400
9.125% 4/15/06	B2	3,565,000	3,377,838
Great Lakes Carbon Corp.:
0% 5/15/09 (d)	Caa1	15,215,000	6,086,000
10.25% 5/15/08 pay-in-kind	B3	8,550,000	6,840,000
Plains Resources, Inc.:
Series B 10.25% 3/15/06	B2	5,860,000	5,801,400
Series D 10.25% 3/15/06	B2	2,770,000	2,742,300
			27,546,213
TOTAL ENERGY			45,417,551
FINANCE - 2.2%
Credit & Other Finance - 2.0%
AMRESCO, Inc.:
9.875% 3/15/05	Caa3	14,905,000	6,930,825
10% 3/15/04	Caa3	1,824,000	839,040
APP Global Finance III 10.7513% 4/17/02 (g)	Caa1	2,400,000	1,704,000
Delta Financial Corp. 9.5% 8/1/04	B3	1,350,000	607,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	$ 4,870,000	$ 4,139,500
Imperial Credit Industries 9.875% 1/15/07	B3	17,470,000	12,578,400
Macsaver Financial Services, Inc.:
7.4% 2/15/02	Ba2	2,720,000	1,768,000
7.875% 8/1/03	Ba2	6,900,000	4,278,000
Metris Companies, Inc.:
10% 11/1/04	Ba3	100,000	94,000
10.125% 7/15/06	Ba3	1,810,000	1,719,500
MFN Financial Corp. 10% 3/23/01	-	10,000,000	9,600,000
PX Escrow Corp. 0% 2/1/06 (d)	B3	3,190,000	1,339,800
			45,598,565
Insurance - 0.2%
Willis Corroon Corp. 9% 2/1/09	Ba3	5,500,000	4,606,250
TOTAL FINANCE			50,204,815
HEALTH - 1.9%
Drugs & Pharmaceuticals - 0.3%
Global Health Sciences, Inc. 11% 5/1/08	Caa1	7,970,000	1,992,500
Warner Chilcott, Inc. 12.625% 2/15/08 (f)	B2	4,815,000	4,863,150
			6,855,650
Medical Facilities Management - 1.6%
Express Scripts, Inc. 9.625% 6/15/09	Ba2	9,055,000	8,828,625
Fountain View, Inc. 11.25% 4/15/08	Caa1	7,330,000	1,795,850
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	11,630,000	1,163
Oxford Health Plans, Inc. 11% 5/15/05	B2	14,465,000	14,935,113
Unilab Corp. 12.75% 10/1/09	B3	8,920,000	9,187,600
			34,748,351
TOTAL HEALTH			41,604,001
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
Electrical Equipment - 0.7%
Loral Space & Communications Ltd. 9.5% 1/15/06	B1	1,185,000	865,050
Motors & Gears, Inc. 10.75% 11/15/06	B3	9,170,000	8,803,200
Telex Communications, Inc. 10.5% 5/1/07	B2	7,490,000	5,018,300
			14,686,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.7%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	$ 8,500,000	$ 7,522,500
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa1	11,470,000	4,129,200
Thermadyne Manufacturing LLC 9.875% 6/1/08	B3	4,470,000	3,441,900
Tokheim Corp. 11.375% 8/1/08	Ca	9,030,000	903,000
			15,996,600
Pollution Control - 2.9%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,870,000	1,701,700
7.625% 1/1/06	Ba2	1,185,000	1,030,950
7.875% 1/1/09	Ba2	1,965,000	1,670,250
10% 8/1/09	B2	65,360,000	54,902,400
Envirosource, Inc.:
Series B, 9.75% 6/15/03	Caa3	4,900,000	2,205,000
9.75% 6/15/03	Caa3	7,171,000	3,226,950
			64,737,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			95,420,400
MEDIA & LEISURE - 18.8%
Broadcasting - 15.2%
Adelphia Communications Corp.:
7.75% 1/15/09	B1	7,000,000	5,897,500
9.875% 3/1/05	B1	3,400,000	3,315,000
American Mobile Satellite Corp. 12.25% 4/1/08	-	3,435,000	2,644,950
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	11,160,000	9,848,700
10.25% 1/15/10	B2	4,005,000	3,884,850
Diamond Cable Communications PLC:
0% 2/15/07 (d)	B3	11,561,000	8,873,068
yankee 0% 12/15/05 (d)	B3	9,875,000	9,233,125
Earthwatch, Inc. 0% 7/15/07 unit (d)(f)	-	16,560,000	10,598,400
EchoStar DBS Corp. 9.375% 2/1/09	B2	14,860,000	14,339,900
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	8,050,000	4,991,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (d)	B1	$ 210,000	$ 181,125
Golden Sky DBS, Inc. 0% 3/1/07 (d)	Caa1	10,640,000	7,155,400
Impsat Fiber Networks, Inc. 13.75% 2/15/05 (f)	B3	6,050,000	5,384,500
International Cabletel, Inc. 0% 2/1/06 (d)	B3	40,484,000	37,245,280
LIN Holdings Corp. 0% 3/1/08 (d)	B3	11,678,000	7,678,285
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	17,095,000	11,795,550
NTL Communications Corp. 11.5% 10/1/08	B3	14,080,000	14,185,600
NTL, Inc. 0% 4/1/08 (d)	B3	2,380,000	1,475,600
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B1	7,585,000	7,433,300
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	20,460,000	13,810,500
11.28% 6/30/04 (f)(g)	B1	10,954,000	9,968,140
Spectrasite Holdings, Inc. 0% 4/15/09 (d)	B3	18,670,000	10,781,925
Telewest PLC 0% 10/1/07 (d)	B1	26,492,000	25,299,860
UIH Australia/Pacific, Inc.:
Series B 0% 5/15/06 (d)	B2	40,240,000	37,020,800
Series D 0% 5/15/06 (d)	B2	5,620,000	5,170,400
United International Holdings, Inc. 0% 2/15/08 (d)	B3	49,076,000	33,862,440
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	28,175,000	13,242,250
10.875% 8/1/09	B2	13,240,000	11,651,200
11.25% 2/1/10	B2	6,005,000	5,404,500
XM Satellite Radio, Inc. 14% 3/15/10 unit (f)	-	6,055,000	5,328,400
			337,701,548
Entertainment - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,030,000	1,934,400
9.5% 2/1/11	Caa3	5,390,000	2,479,400
Hollywood Entertainment Corp. 10.625% 8/15/04	B3	10,690,000	9,166,675
MGM Grand, Inc. 9.75% 6/1/07	Ba2	5,940,000	6,029,100
Premier Parks, Inc.:
0% 4/1/08 (d)	B3	4,710,000	3,196,913
9.25% 4/1/06	B3	4,745,000	4,484,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
Regal Cinemas, Inc.:
8.875% 12/15/10	Ca	$ 2,660,000	$ 638,400
9.5% 6/1/08	Ca	24,035,000	6,008,750
			33,937,663
Leisure Durables & Toys - 0.3%
Marvel Enterprises, Inc. 12% 6/15/09	-	8,750,000	6,650,000
Lodging & Gaming - 1.2%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	8,750,000	8,181,250
HMH Properties, Inc. 7.875% 8/1/05	Ba2	2,965,000	2,727,800
Hollywood Casino Corp. 11.25% 5/1/07	B3	6,210,000	6,365,250
ITT Corp. 7.375% 11/15/15	Ba1	4,270,000	3,576,125
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	6,060,000	5,757,000
			26,607,425
Restaurants - 0.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B3	10,485,000	9,960,750
NE Restaurant, Inc. 10.75% 7/15/08	B3	5,135,000	4,005,300
			13,966,050
TOTAL MEDIA & LEISURE			418,862,686
NONDURABLES - 0.4%
Household Products - 0.4%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	9,120,000	4,286,400
AKI, Inc. 10.5% 7/1/08	B2	6,960,000	5,533,200
			9,819,600
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.7%
Mothers Work, Inc. 12.625% 8/1/05	B3	15,320,000	14,324,200
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	18,870,000	188,700
			14,512,900
Drug Stores - 0.2%
Rite Aid Corp.:
6.5% 12/15/05 (f)	Caa1	6,175,000	3,180,125
7.125% 1/15/07	Caa1	3,920,000	2,077,600
			5,257,725

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Grocery Stores - 0.3%
Jitney-Jungle Stores of America, Inc.:
10.375% 9/15/07 (c)	C	$ 9,685,000	$ 193,700
12% 3/1/06 (c)	Caa3	2,590,000	323,750
Pathmark Stores, Inc. 9.625% 5/1/03 (c)	Caa3	10,127,000	6,987,630
			7,505,080
TOTAL RETAIL & WHOLESALE			27,275,705
SERVICES - 2.1%
Leasing & Rental - 0.2%
Rent-A-Center, Inc. 11% 8/15/08	B2	3,980,000	3,860,600
Printing - 1.2%
Sullivan Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	21,446,700
World Color Press, Inc. 7.75% 2/15/09	Baa3	5,090,000	4,644,625
			26,091,325
Services - 0.7%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	2,470,000	247,000
Apcoa, Inc. 9.25% 3/15/08	Caa1	17,070,000	5,803,800
Medaphis Corp. 9.5% 2/15/05	Caa1	13,713,000	10,284,750
			16,335,550
TOTAL SERVICES			46,287,475
TECHNOLOGY - 8.1%
Computer Services & Software - 5.0%
Amazon.com, Inc. 0% 5/1/08 (d)	Caa1	7,070,000	3,817,800
Colo.com 13.875% 3/15/10 unit (f)	-	9,755,000	10,340,300
Concentric Network Corp. 12.75% 12/15/07	B-	12,760,000	13,398,000
Covad Communications Group, Inc.:
0% 3/15/08 (d)	B3	19,440,000	9,525,600
12% 2/15/10	B3	15,575,000	12,070,625
12.5% 2/15/09	B3	7,684,000	6,108,780
Exodus Communications, Inc.:
10.75% 12/15/09	B-	21,765,000	21,112,050
11.625% 7/15/10 (f)	B	9,025,000	9,070,125
PSINet, Inc.:
10% 2/15/05	B3	12,670,000	11,688,075
10.5% 12/1/06	B3	6,010,000	5,529,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
PSINet, Inc.: - continued
11% 8/1/09	B3	$ 4,790,000	$ 4,430,750
11.5% 11/1/08	B3	5,500,000	5,183,750
			112,275,055
Computers & Office Equipment - 1.0%
Dictaphone Corp. 11.75% 8/1/05	Caa1	8,516,000	8,665,030
Globix Corp. 12.5% 2/1/10	B-	14,995,000	12,370,875
			21,035,905
Electronic Instruments - 0.8%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	19,385,000	17,834,200
Electronics - 1.3%
ChipPAC International Ltd. 12.75% 8/1/09	B3	3,380,000	3,633,500
Details, Inc. 10% 11/15/05	B3	2,040,000	1,938,000
Hadco Corp. 9.5% 6/15/08	B2	12,835,000	12,867,088
Knowles Electronics, Inc. 13.125% 10/15/09 (f)	B3	3,500,000	2,992,500
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	10,000,000	8,350,000
			29,781,088
TOTAL TECHNOLOGY			180,926,248
TRANSPORTATION - 0.4%
Air Transportation - 0.4%
Atlas Air, Inc. 10.75% 8/1/05	B1	9,225,000	9,363,375
UTILITIES - 20.7%
Cellular - 8.4%
Cellnet Data Systems, Inc. 0% 10/1/07 (d)	-	69,670,000	5,573,600
Crown Castle International Corp. 10.75% 8/1/11	B3	6,195,000	6,287,925
Dobson Communications Corp. 10.875% 7/1/10 (f)	-	6,585,000	6,634,388
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	35,735,000	27,158,600
Metrocall, Inc.:
10.375% 10/1/07	B3	10,455,000	7,318,500
11% 9/15/08	B3	3,410,000	2,404,050
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	43,200,000	36,720,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nextel Communications, Inc. 9.375% 11/15/09	B1	$ 21,110,000	$ 20,265,600
Nextel International, Inc. 0% 4/15/08 (d)	Caa1	18,480,000	12,196,800
Orbital Imaging Corp.:
11.625% 3/1/05	CCC+	7,110,000	2,986,200
11.625% 3/1/05	CCC+	3,680,000	1,545,600
Orion Network Systems, Inc.:
0% 1/15/07 (d)	B2	12,460,000	4,984,000
11.25% 1/15/07	B2	5,800,000	3,393,000
PageMart Nationwide, Inc. 15% 2/1/05	B3	20,235,000	19,324,425
Telesystem International Wireless, Inc.:
0% 6/30/07 (d)	Caa1	20,940,000	14,658,000
0% 11/1/07 (d)	Caa1	25,685,000	15,411,000
			186,861,688
Telephone Services - 12.3%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	5,387,000	3,919,043
Bestel SA de CV 0% 5/15/05 (d)	-	8,075,000	5,733,250
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	19,760,000	8,892,000
Flag Telecom Holdings Ltd. 11.625% 3/30/10	B2	2,965,000	2,816,750
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	4,435,000	4,124,550
12% 11/1/07	Caa1	3,600,000	3,384,000
ICG Holdings, Inc.:
0% 9/15/05 (d)	B3	28,000,000	26,880,000
0% 5/1/06 (d)	B3	9,255,000	7,542,825
ICG Services, Inc.:
0% 2/15/08 (d)	B3	37,500,000	18,000,000
0% 5/1/08 (d)	B3	2,950,000	1,357,000
Intermedia Communications, Inc.:
0% 5/15/06 (d)	B2	145,000	137,750
0% 7/15/07 (d)	B2	7,835,000	6,072,125
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	19,400,000	8,342,000
13.5% 5/15/09	Caa2	6,710,000	5,569,300
Logix Communications Enterprises, Inc. 12.25% 6/15/08	-	6,970,000	2,230,400
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	19,255,000	18,918,038
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	11,215,000	6,448,625
10.75% 11/15/08	B3	340,000	334,900
10.75% 6/1/09	B2	10,690,000	10,529,650
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Optel Communications Corp. 15% 12/30/04 (h)	-	$ 14,907,563	$ 14,162,185
Pathnet, Inc. 12.25% 4/15/08	-	20,255,000	11,342,800
Rhythms NetConnections, Inc.:
0% 5/15/08 (d)	B3	21,980,000	8,682,100
12.75% 4/15/09	B3	7,480,000	5,086,400
14% 2/15/10 (f)	B3	7,210,000	5,191,200
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	B2	6,026,000	4,790,670
RSL Communications PLC 9.875% 11/15/09	B2	7,195,000	4,676,750
Teligent, Inc. 11.5% 12/1/07	Caa1	4,625,000	3,584,375
WinStar Communications, Inc.:
0% 4/15/10 (d)(f)	B3	36,689,000	17,060,385
12.5% 4/15/08 (f)	B3	17,930,000	17,481,750
12.75% 4/15/10 (f)	B3	31,418,000	30,318,370
Worldwide Fiber, Inc. 12% 8/1/09	B3	11,800,000	11,033,000
			274,642,191
TOTAL UTILITIES			461,503,879
TOTAL NONCONVERTIBLE BONDS			1,609,659,331
TOTAL CORPORATE BONDS (Cost $1,951,710,007)			1,683,141,612
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $3,191,851)	Ba2	2,884,084	2,134,222
Commercial Mortgage Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Mortgage Acceptance Corp. pass through certificates Series 1998-C2 Class F, 5.44% 5/15/13 (f)(g)	BB+	$ 4,500,000	$ 2,825,860
Commercial Mortgage Asset Trust pass through certificates Series 1999-C1 Class F, 6.25% 11/17/13 (f)	Ba1	4,750,000	3,046,680
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	4,890,848	4,946,634
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.125% 4/25/21 (g)	Caa1	2,313,015	1,850,412
Meritor Mortgage Security Corp. Series 1987 1 Class B, 9.4% 2/1/10 (c)(f)	-	1,350,000	116,505
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3177% 11/18/31 (f)(g)	Ba1	4,500,000	3,608,190
Nationslink Funding Corp. Commercial Mortgage pass through certificates Series 1998-2 Class F, 7.105% 8/20/30	BB	4,500,000	3,351,094
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 10.9013% 1/15/03 (f)(g)	-	2,200,000	2,037,406
Series 1998-ST1A Class B1A, 9.4013% 1/15/03 (f)(g)	-	4,000,000	3,725,000
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	2,600,000	2,110,266
Series 1995-C1 Class F, 7.375% 9/25/24 (f)	-	2,000,000	1,588,438
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $28,843,213)			29,206,485
Common Stocks - 3.2%
	Shares
BASIC INDUSTRIES - 0.1%
Chemicals & Plastics - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	340	4,080
Iron & Steel - 0.0%
AK Steel Holding Corp.	6,500	52,000
Common Stocks - continued
	Shares	Value (Note 1)
BASIC INDUSTRIES - continued
Packaging & Containers - 0.1%
Packaging Corp. of America	150,000	$ 1,518,750
TOTAL BASIC INDUSTRIES		1,574,830
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
International Utility Structures, Inc. unit	2,500	1,750,000
Real Estate - 0.2%
LNR Property Corp.	257,600	5,023,200
Real Estate Investment Trusts - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (h)	79,800	1
Class B (h)	19,817	0
		1
TOTAL CONSTRUCTION & REAL ESTATE		6,773,201
DURABLES - 0.2%
Textiles & Apparel - 0.2%
Arena Brands Holdings Corp. Class B	48,889	1,222,225
Polymer Group, Inc.	426,300	3,943,275
		5,165,500
ENERGY - 0.5%
Oil & Gas - 0.5%
Plains Resources, Inc. (a)	686,000	10,976,000
FINANCE - 0.0%
Credit & Other Finance - 0.0%
Arcadia Financial Ltd. warrants 3/15/07 (a)	498	1
Securities Industry - 0.0%
ECM Corp. LP (f)	3,000	264,000
TOTAL FINANCE		264,001
HEALTH - 0.0%
Medical Equipment & Supplies - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
Industrial Machinery & Equipment - 0.1%
Tenneco Automotive, Inc.	150,000	787,500
Terex Corp. (a)	50,000	706,250
		1,493,750
Pollution Control - 0.8%
Allied Waste Industries, Inc. (a)	1,765,000	17,650,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		19,143,750

	Shares	Value (Note 1)
MEDIA & LEISURE - 0.4%
Broadcasting - 0.1%
Benedek Communications Corp. warrants 7/1/07 (a)	57,600	$ 115,200
CS Wireless Systems, Inc. (a)(f)	1,024	10
EchoStar Communications Corp. Class A (a)	3,100	102,639
Motient Corp. warrants 4/1/08 (a)	3,435	127,095
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	26,805	804,150
		1,149,094
Entertainment - 0.3%
Premier Parks, Inc. (a)	325,000	7,393,750
Lodging & Gaming - 0.0%
Motels of America, Inc. (a)	3,000	43,500
TOTAL MEDIA & LEISURE		8,586,344
RETAIL & WHOLESALE - 0.1%
Apparel Stores - 0.1%
Mothers Work, Inc. (a)(e)	294,100	3,308,625
Mothers Work, Inc. (a)(h)	2,952	33,210
		3,341,835
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
DecisionOne Corp.	16,846	168
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	9,890	1
Class B warrants 4/18/07 (a)	17,041	2
Class C warrants 4/18/07 (a)	10,108	1
		172
Computers & Office Equipment - 0.0%
Ampex Corp. Class A (a)	9,600	16,200
Electronics - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	7
TOTAL TECHNOLOGY		16,379
UTILITIES - 0.7%
Cellular - 0.3%
Cellnet Data Systems, Inc. warrants 10/1/07 (a)(f)	18,000	180
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	45,930	114,825
warrants 1/15/07 (CV ratio .6) (a)	5,585	23,736
McCaw International Ltd. warrants 4/16/07 (a)(f)	42,305	105,763
WebLink Wireless, Inc. Class A (a)	528,034	6,996,451
		7,240,955
Telephone Services - 0.4%
Bestel SA de CV warrants 5/13/05 (a)(f)	8,075	904,400
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	12,650	$ 31,625
Optel Communications Corp. warrants 12/30/04 (a)(h)	2,559,515	6,718,727
Pathnet, Inc. warrants 4/15/08 (a)(f)	20,255	202,550
		7,857,302
TOTAL UTILITIES		15,098,257
TOTAL COMMON STOCKS (Cost $82,503,250)		70,940,129
Preferred Stocks - 13.5%

Convertible Preferred Stocks - 0.1%
TECHNOLOGY - 0.1%
Computer Services & Software - 0.1%
PSINet, Inc. $3.50 (f)	100,000	3,400,000

Nonconvertible Preferred Stocks - 13.4%
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.0%
International Utility Structures, Inc. 13% pay-in-kind (f)	713	499,100
Real Estate Investment Trusts - 0.4%
Swerdlow Real Estate Group, Inc.:
junior (h)	19,817	0
mezzanine (h)	79,800	28,890
senior (h)	79,800	8,815,611
		8,844,501
TOTAL CONSTRUCTION & REAL ESTATE		9,343,601
FINANCE - 0.4%
Insurance - 0.4%
American Annuity Group Capital Trust II 8.875%	8,910	7,932,230
HEALTH - 0.5%
Medical Facilities Management - 0.5%
Fresenius Medical Care Capital Trust II 7.875%	10,524	9,600,845

	Shares	Value (Note 1)
MEDIA & LEISURE - 2.4%
Broadcasting - 2.4%
Citadel Broadcasting Co. Series B, 13.25% pay-in-kind	54,339	$ 5,596,917
CSC Holdings, Inc.:
11.125% pay-in-kind	197,957	20,686,507
Series H, 11.75% pay-in-kind	200,061	21,106,436
Granite Broadcasting Corp. 12.75% pay-in-kind	7,825	6,573,000
		53,962,860
TECHNOLOGY - 0.0%
Computers & Office Equipment - 0.0%
Ampex Corp. 8% non-cumulative	422	658,320
UTILITIES - 9.7%
Cellular - 3.9%
Nextel Communications, Inc.:
11.125% pay-in-kind	47,183	45,531,595
Series D, 13% pay-in-kind	38,807	40,553,315
		86,084,910
Telephone Services - 5.8%
Adelphia Business Solution, Inc. 12.875% pay-in-kind	2,988	2,674,260
e.spire Communications, Inc. $127.50 pay-in-kind	17,801	3,204,180
ICG Holdings, Inc. 14.25% pay-in-kind	26,893	21,514,400
Intermedia Communications, Inc. 13.5% pay-in-kind	22,827	22,142,190
NEXTLINK Communications, Inc. 13.50% pay-in-kind	24,242	23,514,740
NEXTLINK Communications, Inc. 14% pay-in-kind	1,125,487	57,399,830
		130,449,600
TOTAL UTILITIES		216,534,510
TOTAL NONCONVERTIBLE PREFERRED STOCKS		298,032,366
TOTAL PREFERRED STOCKS (Cost $325,176,740)		301,432,366
Purchased Bank Debt - 0.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Dynatech LLC term loan 10.03% 9/1/07 (g)	-	$ 2,000,000	1,990,000
Synthetic Industries, Inc. term loan 14% 12/13/00 (g)	-	3,600,000	3,564,000
Purchased Bank Debt - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Total Renal Care Holdings, Inc. term loan 11.5% 3/31/06 (g)	Ba2	$ 2,620,105	$ 2,436,697
Voicestream Pcs Holding LLC term loan 9.76% 2/25/09 (g)	B+	5,000,000	4,987,500
TOTAL PURCHASED BANK DEBT (Cost $12,855,286)			12,978,197
Cash Equivalents - 4.7%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.58%, dated 6/30/00 due 7/3/00 (Cost $104,463,000)	$ 104,520,295	104,463,000
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,508,743,347)		2,204,296,011
NET OTHER ASSETS - 1.2%		26,704,251
NET ASSETS - 100%		$ 2,231,000,262
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 112,038	$ -	$ 3,308,625

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $286,945,596 or 12.9% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 10/7/99	$ 7,794,500
Mothers Work, Inc.	6/18/98	$ 26,172
Optel Communications Corp. warrants 12/30/04	12/31/97	$ 759,408
Optel Communications Corp. 15% 12/30/04	12/31/97 - 12/30/99	$ 14,148,203
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $777,266,740 and $888,471,783.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,030 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $38,108,624 and 1.7% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,243,000. The weighted average interest rate was 6.73%.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Canada	3.4
United Kingdom	2.4
Luxembourg	1.6
Mexico	1.5
Netherlands	1.4
Others (individually less than 1%)	0.5
100.0%
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.2%	BBB	0.2%
Ba	3.7%	BB	3.2%
B	50.2%	B	56.1%
Caa	12.9%	CCC	7.2%
Ca, C	0.4%	CC, C	0.0%
		D	0.4%
The percentage not rated by Moody's or S&P amounted to 7.6%. FMR has determined that unrated debt securities that are lower quality account for 7.6% of the total value of investment in securities.
Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,510,663,320. Net unrealized depreciation aggregated $306,367,309, of which $36,552,593 related to appreciated investment securities and $342,919,902 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $78,395,000, all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $104,463,000) (cost $2,508,743,347) - See accompanying schedule		$ 2,204,296,011
Cash		1,173,022
Receivable for investments sold		10,237,395
Receivable for fund shares sold		1,824,525
Dividends receivable		395,382
Interest receivable		39,095,601
Other receivables		551,687
Total assets		2,257,573,623
Liabilities
Payable for investments purchased	$ 24,668,573
Payable for fund shares redeemed	630,403
Accrued management fee	1,052,289
Distribution fees payable	21,721
Other payables and accrued expenses	200,375
Total liabilities		26,573,361
Net Assets		$ 2,231,000,262
Net Assets consist of:
Paid in capital		$ 2,569,113,584
Undistributed net investment income		195,475,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(229,141,160)
Net unrealized appreciation (depreciation) on investments		(304,447,336)
Net Assets		$ 2,231,000,262
Initial Class : Net Asset Value, offering price and redemption price per share ($1,962,074,921 ÷ 195,501,395 shares)		$10.04
Service Class : Net Asset Value, offering price and redemption price per share ($267,877,765 ÷ 26,761,288 shares)		$10.01
Service Class 2: Net Asset Value, offering price and redemption price per share ($1,047,576 ÷ 104,806 shares)		$10.00

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Dividends		$ 19,576,105
Interest		115,899,684
Total income		135,475,789
Expenses
Management fee	$ 6,594,093
Transfer agent fees	738,215
Distribution fees	126,321
Accounting fees and expenses	306,723
Non-interested trustees' compensation	6,473
Custodian fees and expenses	33,438
Registration fees	4,288
Audit	22,467
Legal	10,848
Interest	5,745
Miscellaneous	20,986
Total expenses before reductions	7,869,597
Expense reductions	(38,341)	7,831,256
Net investment income		127,644,533
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $45,477 on sales of investments in affiliated issuers)		(148,333,381)
Change in net unrealized appreciation (depreciation) on investment securities		(97,254,537)
Net gain (loss)		(245,587,918)
Net increase (decrease) in net assets resulting from operations		$ (117,943,385)
Other Information Expense reductions
Directed brokerage arrangements		$ 35,786
Custodian credits		2,555
		$ 38,341

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 127,644,533	$ 247,259,596
Net realized gain (loss)	(148,333,381)	(96,179,624)
Change in net unrealized appreciation (depreciation)	(97,254,537)	55,361,896
Net increase (decrease) in net assets resulting from operations	(117,943,385)	206,441,868
Distributions to shareholders From net investment income	(160,774,244)	(232,085,602)
From net realized gain	-	(6,657,693)
In excess of net realized gain	-	(877,958)
Total distributions	(160,774,244)	(239,621,253)
Share transactions - net increase (decrease)	(1,863,609)	66,219,533
Total increase (decrease) in net assets	(280,581,238)	33,040,148
Net Assets
Beginning of period	2,511,581,500	2,478,541,352
End of period (including undistributed net investment income of $195,475,174 and $245,962,442, respectively)	$ 2,231,000,262	$ 2,511,581,500
Other Information:
	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	34,881,654	$ 357,036,731	101,971,137	$ 1,140,554,728
Reinvested	13,813,362	144,073,366	20,936,841	226,536,621
Redeemed	(52,613,342)	(547,562,808)	(127,141,526)	(1,424,987,101)
Net increase (decrease)	(3,918,326)	$ (46,452,711)	(4,233,548)	$ (57,895,752)
Service Class Sold	7,232,634	$ 74,033,462	15,936,772	$ 177,176,136
Reinvested	1,603,673	16,694,232	1,211,540	13,084,632
Redeemed	(4,572,624)	(47,192,023)	(5,904,384)	(66,145,483)
Net increase (decrease)	4,263,683	$ 43,535,671	11,243,928	$ 124,115,285
Service Class 2 A Sold	104,183	$ 1,046,949	-	$ -
Reinvested	639	6,643	-	-
Redeemed	(16)	(161)	-	-
Net increase (decrease)	104,806	$ 1,053,431	-	$ -
Distributions
From net investment income Initial Class		$ 144,073,368		$ 219,412,458
Service Class		16,694,233		12,673,144
Service Class 2 A		6,643		-
Total		$ 160,774,244		$ 232,085,602
From net realized gain Initial Class		$ -		$ 6,294,147
Service Class		-		363,546
Service Class 2 A		-		-
Total		$ -		$ 6,657,693
In excess of net realized gain Initial Class		$ -		$ 830,017
Service Class		-		47,941
Service Class 2 A		-		-
Total		$ -		$ 877,958
		$ 160,774,244		$ 239,621,253

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050	$ 10.750
Income from Investment Operations
Net investment income	.580 D	1.095 D	1.111 D	1.124 D	.927	.856
Net realized and unrealized gain (loss)	(1.110)	(.195)	(1.591)	.936	.643	1.224
Total from investment operations	(.530)	.900	(.480)	2.060	1.570	2.080
Less Distributions
From net investment income	(.750)	(1.075)	(.970)	(.890)	(.920)	(.780)
From net realized gain	-	(.030)	(.600)	(.110)	(.180)	-
In excess of net realized gain	-	(.005)	-	-	-	-
Total distributions	(.750)	(1.110)	(1.570)	(1.000)	(1.100)	(.780)
Net asset value, end of period	$ 10.040	$ 11.320	$ 11.530	$ 13.580	$ 12.520	$ 12.050
Total Return B, C	(4.93)%	8.25%	(4.33)%	17.67%	14.03%	20.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,962,075	$ 2,257,610	$ 2,348,954	$ 2,329,516	$ 1,588,822	$ 1,040,000
Ratio of expenses to average net assets	.68% A	.69%	.70%	.71%	.71%	.71%
Ratio of net investment income to average net assets	11.22% A	9.80%	9.14%	8.88%	9.09%	9.32%
Portfolio turnover rate	71% A	82%	92%	118%	123%	132%

Financial Highlights - Service Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997 E
Net asset value, beginning of period	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income D	.570	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.110)	(.194)	(1.562)	(.013)
Total from investment operations	(.540)	.880	(.480)	.190
Less Distributions
From net investment income	(.740)	(1.075)	(.970)	-
From net realized gain	-	(.030)	(.600)	-
In excess of net realized gain	-	(.005)	-	-
Total distributions	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 10.010	$ 11.290	$ 11.520	$ 13.570
Total Return B, C	(5.03)%	8.08%	(4.34)%	1.42%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 267,878	$ 253,972	$ 129,587	$ 2,919
Ratio of expenses to average net assets	.78% A	.79%	.82%	.81% A
Ratio of expenses to average net assets after expense reductions	.78% A	.79%	.82%	.80% A, F
Ratio of net investment income to average net assets	11.12% A	9.69%	9.51%	10.75% A
Portfolio turnover rate	71% A	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2000 E
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 11.140
Income from Investment Operations
Net investment income D	.476
Net realized and unrealized gain (loss)	(.876)
Total from investment operations	(.400)
Less Distributions
From net investment income	(.740)
Net asset value, end of period	$ 10.000
Total Return B, C	(3.85)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,048
Ratio of expenses to average net assets	.97% A
Ratio of expenses to average net assets after expense reductions	.96% A, F
Ratio of net investment income to average net assets	10.93% A
Portfolio turnover rate	71% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total return would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2
Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class 2	4.39%	5.93%	7.25%
LB Aggregate Bond	4.57%	6.25%	7.82%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on June 30, 1990. By June 30, 2000, the value of the investment would have grown to $20,145 - a 101.45% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,227 - a 112.27% increase.

Investment Summary

Quality Diversification as of June 30, 2000
(Moody's Ratings)	% of fund's investments
Aaa	60.2
Aa	1.9
A	11.6
Baa	20.3
Ba and Below	0.9

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of June 30, 2000
Years	9.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of June 30, 2000
% of fund's net assets
Finance	10.6
Utilities	4.8
Construction & Real Estate	3.5
Media & Leisure	2.7
Energy	2.0

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform compared to its benchmark, Kevin?

A. For the six- and 12-month periods that ended June 30, 2000, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 3.99% over the past six months and 4.57% over the past 12 months.

Q. What was the six-month period like for bonds overall?

A. Concerns about the Federal Reserve Board raising short-term interest rates further to cool the economy kept bond performance in check early on. Then came the announcement by the U.S. Treasury in late January of its intention to reduce new borrowing and use government surplus proceeds to buy back outstanding debt. This action sent the prices of long-dated Treasuries soaring. The Fed delivered the first of three rate hikes made during the period in early February, causing an inversion in the yield curve, which occurs when short-term bonds offer higher yields than their longer-dated counterparts. Historically, an inverted yield curve has been a precursor of recession and the yield curve has not been this inverted since 1981. These unique technical factors allowed Treasuries to outperform all comparable-duration spread sectors - namely corporate bonds, mortgage securities and government agency issues - during the period. An increasing prevalence of share buybacks and leveraged buyouts also weighed heavily on corporates during the period. Agencies retreated in response to rumblings in Washington threatening to strip Fannie Mae and Freddie Mac of their implicit government backing.

Q. How did you position the fund in response to this changing environment?

A. We were rewarded for recognizing the impact of the Treasury buybacks on the market and boosting the fund's weighting in higher-coupon Treasuries in response. In terms of the spread sectors, as it became clear to me that the Fed was going to continue to raise interest rates, I decided to scale back a bit on the fund's exposure to corporate bonds, which had enjoyed a strong fourth quarter of 1999. I began by reducing a long-standing overweighting in banks - a posture that worked out beautifully for the fund in the past - because I felt that it would be extremely difficult for bank securities to outperform in a rising rate environment. This strategy paid off as the market proceeded to punish the group during the first half of the period. Overall, I became much more defensive, reducing our risk exposure through increased diversification. Despite the fact that most corporates had a very difficult period, tactical allocations into different subsectors, such as media and telecommunications, aided relative performance. The fund benefited from owning a number of issuers from these groups that were acquired during the period, which sweetened the valuations of their debt securities. Owning Yankee bonds - issues guaranteed by foreign governments - at the expense of banks also helped, as did some good picks in energy, a sector that benefited from a rally in oil prices. On the flip side, having some notably poor performers in electric and gas utilities and consumer nondurables constrained fund returns. In hindsight, I wish I had sold a larger percentage of corporates in exchange for more Treasuries.

Q. How did the fund's mortgage holdings fare?

A. The fund got a lift from my focus on seasoned discount mortgages - ranging from three-to-five years old - which benefited from strong housing turnover fueled by a robust economy. A red-hot housing market meant higher-than-normal prepayment activity, which resulted in a nice, steady windfall for us each month as we got prepaid at par, or face value.

Q. What's your outlook?

A. The Treasury buyback program is a new and very powerful factor in the market that's expected to remain the overriding concern for bond investors going forward. Admittedly, further Fed tightening and a growing budget surplus could continue to impact the Treasury yield curve and increase the volatility of the broader market. However, right now, we feel that the spread sectors are oversold and thus offer compelling value opportunities. Unlike the market, we see little evidence of a recession on the horizon. Since it seems like it will be tougher to make money on Treasuries going forward, we plan to maintain an overweighting in corporate bonds - focusing on the more defensive sectors and adding to the fund's position while valuations remain attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of June 30, 2000, more than
$620 million

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

3

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.7%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03 (c)	Baa2	$ 705,000	$ 706,946
BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.3%
Monsanto Co. 5.75% 12/1/05	A2	2,000,000	1,866,200
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa2	350,000	336,574
TOTAL BASIC INDUSTRIES			2,202,774
CONSTRUCTION & REAL ESTATE - 3.5%
Real Estate - 0.5%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,265,110
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,474,050
			2,739,160
Real Estate Investment Trusts - 3.0%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	475,116
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	2,885,000	2,753,473
6.625% 2/15/05	Baa1	4,500,000	4,251,330
6.75% 2/15/08	Baa1	4,020,000	3,682,682
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	538,163
Spieker Properties LP:
6.75% 1/15/08	Baa2	7,000,000	6,417,880
6.8% 5/1/04	Baa2	705,000	675,743
			18,794,387
TOTAL CONSTRUCTION & REAL ESTATE			21,533,547
DURABLES - 0.1%
Consumer Electronics - 0.1%
Whirlpool Corp. 8.6% 5/1/10	Baa1	610,000	629,459
ENERGY - 2.0%
Oil & Gas - 2.0%
Anadarko Petroleum Corp.:
7% 11/15/27	Baa1	1,400,000	1,248,100
7.2% 3/15/29	Baa1	2,490,000	2,271,453
Apache Corp.:
7.625% 7/1/19	Baa1	210,000	202,768
7.7% 3/15/26	Baa1	550,000	529,997
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	940,000	853,050

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Conoco, Inc. 5.9% 4/15/04	A3	$ 850,000	$ 811,240
Petro-Canada 7% 11/15/28	A3	1,380,000	1,205,016
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	915,000	963,879
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,200,000	1,131,960
Tosco Corp. 8.125% 2/15/30	Baa2	3,000,000	3,007,050
YPF Sociedad Anonima:
7.75% 8/27/07	B1	55,000	51,308
8% 2/15/04	B1	380,000	372,776
			12,648,597
FINANCE - 10.6%
Banks - 4.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	1,000,000	988,110
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	995,810
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	2,789,940
Bank of Tokyo-Mitsubishi Ltd. 8.4% 4/15/10	A3	1,000,000	1,009,800
Barclays Bank PLC yankee 5.95% 7/15/01	A1	2,150,000	2,134,647
Capital One Bank 6.375% 2/15/03	Baa2	1,130,000	1,083,501
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,200,539
Commonwealth Bank of Australia 8.5% 6/1/10	A1	600,000	622,644
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A2	250,000	248,993
Kansallis-Osake-Pankki (NY Branch) yankee 10% 5/1/02	A1	260,000	270,694
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,572,837
7.375% 9/17/04	Baa2	1,320,000	1,279,212
yankee 6.5% 11/15/02	Baa2	240,000	232,296
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	335,265
6.875% 11/15/02	Baa2	1,750,000	1,725,115
Providian National Bank 6.75% 3/15/02	Baa3	3,000,000	2,925,030
Sanwa Finance Aruba AEC 8.35% 7/15/09	Baa1	4,700,000	4,679,132
Sumitomo Bank International Finance NV 8.5% 6/15/09	Baa1	500,000	502,345
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCE - continued
Banks - continued
Union Planters Corp. 6.75% 11/1/05	Baa2	$ 400,000	$ 381,628
Union Planters National Bank 6.81% 8/20/01	A3	500,000	496,360
			25,473,898
Credit & Other Finance - 5.9%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,022,963
Associates Corp. of North America:
6% 4/15/03	Aa3	1,150,000	1,109,233
6% 7/15/05	Aa3	2,500,000	2,336,925
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,095,600
Chrysler Financial Corp. 5.69% 11/15/01	A1	4,400,000	4,299,460
CIT Group, Inc. 5.5% 2/15/04	A1	500,000	460,880
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	250,000	247,028
ERP Operating LP:
6.55% 11/15/01	A3	1,150,000	1,133,406
7.1% 6/23/04	A3	1,000,000	969,760
Finova Capital Corp.:
6.11% 2/18/03	Baa2	600,000	528,000
6.27% 9/29/00	Baa2	400,000	388,000
First Security Capital I 8.41% 12/15/26	A3	510,000	472,484
Ford Motor Credit Co.:
6.5% 2/28/02	A2	7,000,000	6,889,050
7.875% 6/15/10	A2	700,000	700,994
General Motors Acceptance Corp. 7.625% 6/15/04	A2	2,000,000	2,002,220
GS Escrow Corp. 7.125% 8/1/05	Ba1	2,825,000	2,509,561
Household Finance Corp. 8% 5/9/05	A2	2,000,000	2,016,940
HSBC Capital Funding LP 10.176% 12/31/49 (b)(c)	A1	485,000	519,362
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	2,120,000	2,017,201
Sprint Capital Corp.:
5.7% 11/15/03	Baa1	1,480,000	1,394,648
5.875% 5/1/04	Baa1	3,080,000	2,901,483
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	793,800
TXU Eastern Funding 6.75% 5/15/09	Baa1	480,000	429,202
			36,238,200

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	$ 750,000	$ 712,095
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	750,000	749,168
Securities Industry - 0.4%
Amvescap PLC yankee 6.6% 5/15/05	A3	2,900,000	2,701,582
TOTAL FINANCE			65,874,943
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Industrial Machinery & Equipment - 0.2%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500,000	1,267,155
Pollution Control - 0.2%
WMX Technologies, Inc. 7.1% 8/1/26	Ba1	905,000	851,804
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			2,118,959
MEDIA & LEISURE - 2.7%
Broadcasting - 2.5%
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	2,100,000	1,964,424
Clear Channel Communications, Inc. 7.25% 10/15/27	Baa3	3,000,000	2,631,690
Continental Cablevision, Inc. 8.3% 5/15/06	A2	1,260,000	1,289,849
Nielsen Media Research, Inc. 7.6% 6/15/09	Baa2	1,190,000	1,135,474
TCI Communications, Inc.:
8.75% 8/1/15	A2	660,000	705,712
9.8% 2/1/12	A2	1,915,000	2,175,689
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,657,200
Time Warner, Inc. 8.18% 8/15/07	Baa3	1,240,000	1,264,416
USA Networks, Inc./USANi LLC 6.75% 11/15/05	Baa3	3,000,000	2,857,500
			15,681,954
Publishing - 0.2%
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa2	1,200,000	1,209,780
TOTAL MEDIA & LEISURE			16,891,734
NONDURABLES - 1.7%
Beverages - 1.3%
Seagram JE & Sons, Inc. 6.625% 12/15/05	Baa3	8,265,000	7,899,687
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
NONDURABLES - continued
Foods - 0.2%
ConAgra, Inc. 7.125% 10/1/26	Baa1	$ 1,270,000	$ 1,171,245
Tobacco - 0.2%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	1,800,000	1,671,768
TOTAL NONDURABLES			10,742,700
RETAIL & WHOLESALE - 0.7%
Drug Stores - 0.3%
Rite Aid Corp.:
6.5% 12/15/05 (c)	Caa1	3,360,000	1,730,400
7.125% 1/15/07	Caa1	790,000	418,700
			2,149,100
General Merchandise Stores - 0.3%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,715,589
Grocery Stores - 0.1%
Kroger Co. 6% 7/1/00	Baa3	530,000	529,899
TOTAL RETAIL & WHOLESALE			4,394,588
TECHNOLOGY - 1.6%
Computers & Office Equipment - 1.6%
Comdisco, Inc.:
5.95% 4/30/02	Baa1	3,000,000	2,847,630
6.375% 11/30/01	Baa1	3,200,000	3,096,288
7.23% 8/16/01	Baa1	3,000,000	2,985,450
7.25% 9/1/02	Baa1	1,000,000	967,890
			9,897,258
TRANSPORTATION - 1.1%
Air Transportation - 0.4%
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	550,000	531,795
7.73% 9/15/12	Baa1	222,809	212,805
Delta Air Lines, Inc. equipment trust certificate 8.54% 1/2/07	Baa1	352,386	336,077
United Air Lines, Inc. 9% 12/15/03	Baa3	1,100,000	1,085,590
			2,166,267

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Railroads - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	$ 3,000,000	$ 2,907,330
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	1,700,000	1,661,512
			4,568,842
TOTAL TRANSPORTATION			6,735,109
UTILITIES - 4.8%
Electric Utility - 1.4%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,336,020
7.05% 12/11/07 (c)	Baa2	3,000,000	2,775,660
Dominion Resources, Inc. 8.125% 6/15/10	Baa1	1,055,000	1,062,132
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A2	1,500,000	1,485,960
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,628,585
Texas Utilities Co. 6.375% 1/1/08	Baa3	510,000	460,658
			8,749,015
Gas - 0.7%
CMS Panhandle Holding Co.:
6.125% 3/15/04	Baa3	1,350,000	1,275,075
7% 7/15/29	Baa3	1,000,000	839,200
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	1,000,000	999,800
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,032,030
			4,146,105
Telephone Services - 2.7%
Cable & Wireless Optus Ltd.:
8% 6/22/10 (c)	Baa1	700,000	695,681
8.125% 6/15/09 (c)	Baa1	3,000,000	3,028,980
Deutsche Telekom International Finance BV 8.25% 6/15/30	Aa2	5,835,000	5,927,952
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa2	1,730,000	1,611,114
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,273,000	3,131,770
7.7% 7/20/29	Baa1	2,591,000	2,439,867
			16,835,364
TOTAL UTILITIES			29,730,484
TOTAL NONCONVERTIBLE BONDS (Cost $193,297,122)			184,107,098
U.S. Government and Government Agency Obligations - 23.7%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 6.2%
Fannie Mae:
6.5% 4/29/09	Aaa	$ 8,500,000	$ 7,940,870
7.125% 2/15/05	Aaa	6,355,000	6,380,801
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	9,981
Federal Home Loan Bank:
6.75% 2/1/02	Aaa	3,490,000	3,479,076
7.59% 3/10/05	Aaa	10,000	10,203
Freddie Mac:
5.75% 3/15/09	Aaa	5,000,000	4,553,900
6.25% 7/15/04	Aaa	7,765,000	7,549,055
6.77% 9/15/02	Aaa	150,000	149,133
6.875% 1/15/05	Aaa	2,045,000	2,032,219
7% 7/15/05	Aaa	2,800,000	2,796,080
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	Aaa	1,493,771	1,556,076
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	397,146	404,564
Class 2-E, 9.4% 5/15/02	Aaa	258,789	262,503
Class 3-T, 9.625% 5/15/02	Aaa	15,000	15,269
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	4,000	3,842
Series 1993-D, 5.23% 5/15/05	Aaa	8,511	8,134
Series 1994-A, 7.12% 4/15/06	Aaa	6,043	6,079
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	6,058	6,102

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	$ 7,059	$ 7,044
Overseas Private Investment Corp. U.S. Government guaranteed participation certificate Series 1994-195, 6.08% 8/15/04 (callable)	Aaa	98,175	96,624
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	121,500	119,296
6.86% 4/30/04	Aaa	916,733	909,847
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			38,296,698
U.S. Treasury Obligations - 17.5%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	15,100,000	15,251,000
8.875% 8/15/17	Aaa	9,940,000	12,670,419
9.875% 11/15/15	Aaa	3,810,000	5,166,131
14% 11/15/11	Aaa	1,465,000	2,034,519
U.S. Treasury Notes:
5.5% 2/15/08	Aaa	14,545,000	13,922,329
5.625% 9/30/01	Aaa	11,500,000	11,377,755
5.875% 11/15/04	Aaa	6,100,000	6,011,367
6.5% 5/31/02	Aaa	8,000,000	8,010,000
7% 7/15/06	Aaa	20,610,000	21,357,113
U.S. Treasury Notes - coupon STRIPS 0% 11/15/11	Aaa	26,700,000	13,250,142
TOTAL U.S. TREASURY OBLIGATIONS			109,050,775
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $148,365,354)			147,347,473
U.S. Government Agency - Mortgage Securities - 34.2%

Fannie Mae - 28.7%
6% 2/1/11 to 2/1/29	Aaa	12,890,851	11,936,164
6.5% 2/1/10 to 7/1/29	Aaa	87,169,130	82,350,146
7% 12/1/24 to 1/1/30	Aaa	29,769,952	28,816,016
7.5% 7/1/07 to 7/1/30	Aaa	43,393,905	42,829,090
8% 3/1/24 to 12/1/29	Aaa	1,285,727	1,297,033
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
8% 7/1/30 (d)	Aaa	$ 10,700,000	$ 10,740,125
8.5% 3/1/25 to 6/1/25	Aaa	18,047	18,386
TOTAL FANNIE MAE			177,986,960
Freddie Mac - 0.3%
8.5% 3/1/20 to 1/1/28	Aaa	2,072,159	2,116,142
Government National Mortgage Association - 5.2%
6% 8/15/08 to 5/15/09	Aaa	2,721,986	2,623,726
6.5% 2/15/28 to 4/15/29	Aaa	21,907,350	20,796,105
7.5% 3/15/06 to 10/15/28	Aaa	8,781,726	8,735,756
8% 2/15/17	Aaa	120,882	123,110
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			32,278,697
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $219,986,676)			212,381,799
Asset-Backed Securities - 3.6%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,442,227
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	851,813
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	3,876,875
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	830,000	818,717
6.4% 12/15/02	Aa2	480,000	473,760
7.03% 11/15/03	Aaa	209,000	208,837
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	6,618,282
Key Auto Finance Trust:
6.3% 10/15/03	A2	125,809	125,180
6.65% 10/15/03	Baa3	82,161	82,058
Premier Auto Trust 5.59% 2/9/04	Aaa	6,000,000	5,821,860
Railcar Trust 7.75% 6/1/04	Aaa	492,380	504,685
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	1,300,000	1,300,000
TOTAL ASSET-BACKED SECURITIES (Cost $22,844,512)			22,124,294
Commercial Mortgage Securities - 2.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	$ 1,080,000	$ 992,841
Series 1998-FL1:
Class D, 7.1415% 12/10/00 (c)(e)	A2	2,100,000	2,096,802
Class E, 7.4913% 1/10/13 (c)(e)	Baa2	2,650,000	2,638,200
DLJ Commercial Mortgage Corp. 7.62% 5/10/10	Aaa	3,000,000	3,008,906
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	495,879
Class C1, 7.52% 5/15/06 (c)	A2	500,000	491,094
Fannie Mae ACES REMIC sequential pay Series 1996 M5 Class A1, 7.141% 7/25/10	Aaa	138,048	137,056
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (c)(e)	Baa3	1,000,000	864,570
Prudential Securities Secured Financing Corp. Series 2000-C1, Class A2 7.727% 2/15/10	Aaa	2,890,000	2,917,997
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	1,500,000	1,419,727
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $15,325,912)			15,063,072
Foreign Government and Government Agency Obligations (f) - 3.4%

British Columbia Province yankee 7% 1/15/03	Aa2	500,000	498,260
Korean Republic yankee:
8.75% 4/15/03	Baa2	775,000	788,919
8.875% 4/15/08	Baa2	1,194,000	1,231,611
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	495,780
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	236,145
7.5% 7/15/23	A2	8,550,000	8,428,590
7% 1/30/07	A2	1,000,000	980,520
Foreign Government and Government Agency Obligations (f) - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Quebec Province: - continued
7.5% 9/15/29	A2	$ 6,480,000	$ 6,366,017
United Mexican States 9.875% 2/1/10	Baa3	2,290,000	2,393,050
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,550,794)			21,418,892
Supranational Obligations - 0.6%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	3,810,480
Cash Equivalents - 5.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 6.83%, dated 6/30/00 due 7/3/00 (Cost $31,619,000)	$ 31,637,007	31,619,000
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $657,964,210)		637,872,108
NET OTHER ASSETS - (2.7)%		(16,874,271)
NET ASSETS - 100%		$ 620,997,837
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,317,582 or 4.1% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	73.7%	AAA, AA, A	67.0%
Baa	20.3%	BBB	18.9%
Ba	0.5%	BB	1.6%
B	0.1%	B	0.3%
Caa	0.3%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $467,642,183 and $520,876,687, respectively, of which long-term U.S. government and government agency obligations aggregated $384,782,549 and $401,954,052, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $21,767,000. The weighted average interest rate was 5.86%. Interest earned from the interfund lending program amounted to $21,253 and is included in interest income on the Statement of Operations.

Income Tax Information

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $658,225,459. Net unrealized depreciation aggregated $20,353,351, of which $1,723,809 related to appreciated investment securities and $22,077,160 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $11,269,000 all of which will expire on December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $31,619,000) (cost $657,964,210) - See accompanying schedule		$ 637,872,108
Cash		106
Receivable for investments sold		6,380,828
Receivable for fund shares sold		231,457
Interest receivable		8,078,601
Total assets		652,563,100
Liabilities
Payable for investments purchased Regular delivery	$ 20,040,145
Delayed delivery	10,721,326
Payable for fund shares redeemed	510,735
Accrued management fee	223,058
Distribution fees payable	22
Other payables and accrued expenses	69,977
Total liabilities		31,565,263
Net Assets		$ 620,997,837
Net Assets consist of:
Paid in capital		$ 641,249,230
Undistributed net investment income		19,896,010
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,055,301)
Net unrealized appreciation (depreciation) on investments		(20,092,102)
Net Assets		$ 620,997,837
Initial Class: Net Asset Value, offering price and redemption price per share ($620,890,223 ÷ 52,845,848 shares)		$11.75
Service Class 2: Net Asset Value, offering price and redemption price per share ($107,614 ÷ 9,165 shares)		$11.74

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Investment Income Interest		$ 21,822,522
Security lending		63,152
Total income		21,885,674
Expenses
Management fee	$ 1,325,329
Transfer agent fees	207,178
Distribution fees	121
Accounting and security lending fees	89,154
Non-interested trustees' compensation	1,005
Custodian fees and expenses	22,606
Audit	16,173
Legal	2,425
Miscellaneous	412
Total expenses before reductions	1,664,403
Expense reductions	(1,188)	1,663,215
Net investment income		20,222,459
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(8,016,907)
Change in net unrealized appreciation (depreciation) on investment securities		10,456,223
Net gain (loss)		2,439,316
Net increase (decrease) in net assets resulting from operations		$ 22,661,775
Other Information Expense reductions Custodian credits		$ 1,188

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Operations Net investment income	$ 20,222,459	$ 43,183,071
Net realized gain (loss)	(8,016,907)	(11,737,244)
Change in net unrealized appreciation (depreciation)	10,456,223	(38,771,648)
Net increase (decrease) in net assets resulting from operations	22,661,775	(7,325,821)
Distributions to shareholders From net investment income	(43,339,424)	(28,513,399)
From net realized gain	-	(8,945,380)
Total distributions	(43,339,424)	(37,458,779)
Share transactions - net increase (decrease)	(17,176,281)	28,823,589
Total increase (decrease) in net assets	(37,853,930)	(15,961,011)
Net Assets
Beginning of period	658,851,767	674,812,778
End of period (including undistributed net investment income of $19,896,010 and $42,809,963, respectively)	$ 620,997,837	$ 658,851,767

Other Information:	Six months ended June 30, 2000 (Unaudited)		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	6,302,773	$ 73,176,423	20,833,388	$ 258,967,451
Reinvested	3,827,956	43,332,459	3,052,875	37,458,779
Redeemed	(11,451,016)	(133,795,101)	(21,798,580)	(267,602,641)
Net increase (decrease)	(1,320,287)	$ (17,286,219)	2,087,683	$ 28,823,589
Service Class 2 A Sold	8,552	$ 102,980	-	$ -
Reinvested	614	6,965	-	-
Redeemed	(1)	(7)	-	-
Net increase (decrease)	9,165	$ 109,938	-	$ -
Distributions From net investment income Initial Class		$ 43,332,459		$ 28,513,399
Service Class 2 A		6,965		-
Total		$ 43,339,424		$ 28,513,399
From net realized gain Initial Class		$ -		$ 8,945,380
Service Class 2 A		-		-
Total		$ -		$ 8,945,380
		$ 43,339,424		$ 37,458,779

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
Selected Per-Share Data	(Unaudited)	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480	$ 11.020
Income from Investment Operations Net investment income	.378C	.743 C	.725 C	.759 C	.670	.320
Net realized and unrealized gain (loss)	.052	(.873)	.335	.291	(.290)	1.530
Total from investment operations	.430	(.130)	1.060	1.050	.380	1.850
Less Distributions
From net investment income	(.840)	(.510)	(.590)	(.730)	(.620)	(.390)
From net realized gain	-	(.160)	(.070)	-	-	-
Total distributions	(.840)	(.670)	(.660)	(.730)	(.620)	(.390)
Net asset value, end of period	$ 11.750	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Total ReturnB	3.80%	(1.05)%	8.85%	9.06%	3.19%	17.32%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 620,890	$ 658,852	$ 674,813	$ 324,525	$ 228,594	$ 181,546
Ratio of expenses to average net assets	.54% A	.54%	.57%	.58%	.58%	.59%
Ratio of net investment income to average net assets	6.53% A	6.07%	5.85%	6.34%	6.49%	6.53%
Portfolio turnover rate	154% A	87%	239%	191%	81%	182%

Financial Highlights - Service Class 2

Six months ended June 30, 2000D
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 12.060
Income from Investment Operations
Net investment income C	.339
Net realized and unrealized gain (loss)	.181
Total from investment operations	.520
Less Distributions
From net investment income	(.840)
Net asset value, end of period	$ 11.740
Total ReturnB	4.56%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 108
Ratio of expenses to average net assets	.80% A
Ratio of net investment income to average net assets	6.32% A
Portfolio turnover rate	154%A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2
Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns and yields prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Money Market - Service Class 2	5.47%	5.44%	5.16%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Semiannual Report

Yield

	6/28/00	3/29/00	12/29/99	9/29/99	6/30/99
Fidelity VIP:
Money Market -
Service Class 2	6.16%	5.51%	5.72%	5.20%	4.85%
MMDA	2.11%	2.04%	2.07%	2.08%	2.03%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Robert Duby,
Portfolio Manager
of Money Market Portfolio

Q. Bob, what was the investment environment like during the six months that ended June 30, 2000?

A. Interest rates rose due to strong economic performance, evidenced by the lowest unemployment rate in approximately 30 years and robust gains in real GDP - gross domestic product adjusted for inflation. Personal consumption, business investment and a strong real estate market fueled growth. The wealth effect created by appreciating equity and real estate markets also boosted consumer spending, a significant component of real GDP. Commodity prices increased due to improving global economic conditions and strong domestic demand.

Q. How did the market react to this backdrop?

A. Market participants expected that the Federal Reserve Board would hike short-term interest rates in order to slow growth and head off inflation. That argument was bolstered by the fact that, in spite of improvements in productivity, consumer and producer prices ultimately rose during the period, sparked mainly by increasing energy prices.

Q. What was the Fed's reaction to these developments?

A. Strong real GDP growth and concerns about the impact of wage pressures within firm labor markets encouraged the Fed to continue its program of interest-rate hikes. During the first half of 2000, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds target rate - three times. Two of these rate hikes - in February and March - came in increments of 0.25 percentage points, but not the last hike, which occurred in May.

Q. What happened in May?

A. Faced with continued strong GDP growth, an increase in the core rate of inflation, a decline in the unemployment rate and a larger-than-expected increase in average hourly earnings, the Fed in May raised the fed funds rate by 0.50 percentage points, the first increase of such magnitude in over five years. However, recent evidence of an economic slowdown prompted the Fed to keep rates unchanged at its June 2000 meeting.

Q. What was your strategy with the fund?

A. During the period, our strategy shifted to capitalize on Fed rate hikes while at the same time maintaining adequate portfolio liquidity to accommodate cash outflows. The fund's average maturity was shortened at times when the market priced in overly optimistic expectations for changes in monetary policy. Conversely, the fund's average maturity was lengthened when the market priced in overly aggressive expectations of Fed rate hikes.

Q. What is your outlook?

A. Recent economic data suggests that Fed monetary policy has begun to dampen economic activity. Fed rate hikes appear to have tempered consumer spending, as evidenced by recent statistics showing slower retail and home sales. As a result, manufacturing activity has softened within interest-rate sensitive sectors, while employment has recently declined from record levels. It's uncertain at this point if the economy is taking a breather or if the Fed has achieved a so-called "soft landing." Market prices currently reflect the belief that the Fed has finished its rate-hike program. However, we believe the Fed might implement at least one more rate hike in the near future.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page 2.

Fund Facts

Goal: as high a level of current income as is consistent with preservation of capital and liquidity

Start date: April 1, 1982

Size: as of June 30, 2000, more than $2.0 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments June 30, 2000

(Unaudited)

Showing Percentage of Net Assets

Certificates of Deposit - 38.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 5.7%
Chase Manhattan Bank USA NA
9/5/00	6.70%	$ 25,000,000	$ 25,000,000
Citibank NA, New York
11/15/00	7.02	30,000,000	30,000,000
First Union National Bank, North Carolina
7/20/00	6.85 (b)	25,000,000	25,000,000
11/21/00	6.48	10,000,000	10,000,000
5/15/01	7.35	15,000,000	15,000,000
U.S. Bank NA, Minnesota
7/3/00	6.72 (b)	10,000,000	10,000,000
			115,000,000
London Branch, Eurodollar, Foreign Banks - 15.7%
Abbey National Treasury Services PLC
11/6/00	6.75	25,000,000	25,000,000
11/9/00	6.50	20,000,000	20,000,000
5/17/01	7.36	25,000,000	25,000,000
Barclays Bank PLC
7/28/00	5.80	9,000,000	9,000,000
Bayerische Hypo-und Vereinsbank AG
8/21/00	6.76	15,000,000	15,000,000
10/19/00	6.75	50,000,000	50,000,000
11/20/00	7.01	25,000,000	25,000,000
Deutsche Bank AG
9/19/00	6.40	31,000,000	30,993,318
Dresdner Bank AG
8/3/00	6.25	25,000,000	24,999,976
8/21/00	6.75	60,000,000	59,999,996
Halifax PLC
12/18/00	6.51	10,000,000	10,000,000
RaboBank Nederland Coop. Central
11/6/00	6.83	25,000,000	25,000,000
			319,993,290
New York Branch, Yankee Dollar, Foreign Banks - 16.8%
Banque Nationale de Paris (BNP)
8/2/00	5.85	10,000,000	9,999,581
Canadian Imperial Bank of Commerce
7/6/00	6.62 (b)	25,000,000	24,986,250
8/17/00	6.75	10,000,000	10,000,000
Commerzbank AG
8/23/00	6.65	25,000,000	25,000,000
Credit Agricole Indosuez
7/3/00	6.63 (b)	25,000,000	24,992,398
Deutsche Bank AG
11/16/00	7.01	25,000,000	25,000,000
Dresdner Bank AG
7/23/00	6.62 (b)	20,000,000	19,999,510
National Westminster Bank PLC
7/10/00	6.58	25,000,000	25,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Norddeutsche Landesbank Girozentrale
7/12/00	5.76%	$ 10,000,000	$ 9,999,856
2/8/01	6.75	10,000,000	9,997,115
5/8/01	7.15	25,000,000	24,995,975
Royal Bank of Canada
7/3/00	6.62 (b)	25,000,000	24,988,249
5/3/01	7.10	25,000,000	24,994,053
Societe Generale
7/10/00	6.61 (b)	15,000,000	14,995,612
7/29/00	6.67 (b)	7,000,000	6,997,834
Svenska Handelsbanken AB
5/2/01	7.00	35,000,000	34,994,462
UBS AG
12/7/00	6.45	25,000,000	24,963,178
			341,904,073
TOTAL CERTIFICATES OF DEPOSIT			776,897,363
Commercial Paper - 44.8%

Aegon Funding Corp.
9/12/00	6.38	6,000,000	5,924,810
Bank of Scotland Treasury Services PLC
9/12/00	6.71	25,000,000	24,665,417
Citibank Credit Card Master Trust I (Dakota Certificate Program)
7/18/00	6.67	25,000,000	24,922,083
8/17/00	6.65	10,000,000	9,914,094
ConAgra, Inc.
7/10/00	6.77	5,000,000	4,991,588
7/25/00	6.79	8,000,000	7,964,000
7/27/00	6.80	7,000,000	6,965,875
Corporate Receivables Corp.
8/22/00	6.65	25,000,000	24,762,750
8/22/00	6.75	25,000,000	24,759,861
Countrywide Home Loans, Inc.
7/17/00	6.85	5,000,000	4,984,822
CXC, Inc.
8/10/00	6.75	50,000,000	49,630,556
Daimler-Chrysler North America Holding Corp.
9/14/00	6.72	20,000,000	19,724,583
Deutsche Bank Financial, Inc.
8/15/00	6.76	25,000,000	24,792,188
Dominion Resources, Inc.
7/19/00	6.91	5,000,000	4,982,850
Falcon Asset Securitization Corp.
7/18/00	6.82	15,000,000	14,951,833
8/9/00	6.66	29,335,000	29,125,573
General Electric Capital Corp.
7/25/00	6.65	50,000,000	49,780,333
8/15/00	6.67	50,000,000	49,588,750
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.
8/23/00	6.74%	$ 50,000,000	$ 49,512,694
8/31/00	6.78	25,000,000	24,718,299
Goldman Sachs Group, Inc.
8/14/00	6.66	20,000,000	19,839,156
8/16/00	6.65	21,242,000	21,063,673
GTE Corp.
8/1/00	6.69	6,000,000	5,965,693
Kitty Hawk Funding Corp.
8/15/00	6.27	5,000,000	4,962,000
9/20/00	6.41	5,000,000	4,930,138
12/1/00	7.08	10,000,000	9,709,725
Lehman Brothers Holdings, Inc.
8/2/00	6.54 (b)	14,000,000	14,000,000
Lower Colorado River Auth. Tax Rev.
8/2/00	6.59	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
8/23/00	6.78	35,000,000	34,656,825
New Center Asset Trust
7/17/00	6.67	25,000,000	24,926,667
Newport Funding Corp.
7/6/00	6.58	25,000,000	24,977,257
9/18/00	6.35	10,000,000	9,865,042
Park Avenue Receivables Corp.
7/20/00	6.63	50,000,000	49,825,833
Preferred Receivables Funding Corp.
7/3/00	6.65	20,000,000	19,992,667
Sears Roebuck Acceptance Corp.
7/25/00	6.79	6,000,000	5,973,000
7/26/00	6.79	5,000,000	4,976,563
Societe Generale NA
8/3/00	6.25	25,000,000	24,861,125
Three Rivers Funding Corp.
7/5/00	6.59	25,000,000	24,981,806
7/28/00	6.65	35,240,000	35,065,562
Triple-A One Funding Corp.
7/20/00	6.62	60,000,000	59,791,633
Tyco International Group SA
7/19/00	6.92	5,000,000	4,982,813
7/25/00	6.95	5,000,000	4,977,000
UBS Finance, Inc.
7/5/00	7.06	4,200,000	4,196,710
Ventures Business Trust
7/3/00	7.05	29,997,000	29,985,251
TOTAL COMMERCIAL PAPER			911,169,098
Bank Notes - 2.5%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Bank of America NA
11/20/00	7.00%	$ 15,000,000	$ 15,000,000
First National Bank, Chicago
7/12/00	5.75	10,000,000	9,999,856
Fleet National Bank
7/3/00	6.71 (b)	25,000,000	24,999,607
TOTAL BANK NOTES			49,999,463
Master Notes - 3.2%

Goldman Sachs Group, Inc.
8/22/00	6.73 (c)	50,000,000	50,000,000
J.P. Morgan Securities, Inc.
7/7/00	6.64 (b)	15,000,000	15,000,000
TOTAL MASTER NOTES			65,000,000
Medium-Term Notes - 7.1%

AT&T Corp.
7/6/00	6.67 (b)	25,000,000	25,000,000
CIESCO LP
7/15/00	6.63 (b)	10,000,000	9,999,914
CIT Group, Inc.
7/3/00	6.61 (b)	10,000,000	9,994,445
7/3/00	6.80 (b)	15,000,000	14,996,960
Ford Motor Credit Co.
8/23/00	6.80 (b)	25,000,000	24,997,512
GE Life & Annuity Assurance Co.
7/3/00	6.76 (b)(c)	15,000,000	15,000,000
General Motors Acceptance Corp. Mortgage Credit
7/3/00	6.69 (b)	10,000,000	9,996,305
7/3/00	6.71 (b)	25,000,000	24,990,734
Merrill Lynch & Co., Inc.
7/3/00	6.63 (b)	10,000,000	9,999,244
TOTAL MEDIUM-TERM NOTES			144,975,114
Short-Term Notes - 3.6%

Jackson National Life Insurance Co.
7/3/00	7.00 (b)(c)	7,000,000	7,000,000
Monumental Life Insurance Co.
7/3/00	6.78 (b)(c)	5,000,000	5,000,000
7/3/00	6.81 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
7/3/00	6.41 (b)(c)	4,000,000	4,000,000
Short-Term Notes - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Life Insurance Co. - continued
8/28/00	6.96% (b)(c)	$ 5,000,000	$ 5,000,000
RACERS Series 00 10mm,
6/22/01	6.67 (a)(b)	10,000,000	10,000,000
Strategic Money Market Trust Series 1999 A6,
7/13/00	6.40 (a)(b)	17,000,000	17,000,000
Strategic Money Market Trust Series 2000 B,
9/13/00	6.81 (a)(b)	5,000,000	5,000,000
Strategic Money Market Trust Series 2000 E,
7/14/00	6.67 (a)(b)	5,000,000	5,000,000
Transamerica Occidental Life Insurance Co.
9/29/00	6.56 (b)(c)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			73,000,000
Repurchase Agreements - 2.5%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 6/30/00 due 7/3/00 At 6.83%	$ 31,018	31,000
With:
Bank of America NA At 7.21%, dated 6/30/00 due 7/3/00 (Commercial Paper Obligations) (principal amount $30,000,000) 6.65% - 6.95%, 7/5/00 - 7/20/00	30,018,025	30,000,000
Deutsche Bank Securities, Inc. At 7.21%, dated 6/30/00 due 7/3/00 (Corporate Obligations) (principal amount $20,000,000) 5.98% - 6.05%, 11/17/08 - 3/1/09	20,012,017	20,000,000
TOTAL REPURCHASE AGREEMENTS		50,031,000
TOTAL INVESTMENT PORTFOLIO - 101.9%		2,071,072,038
NET OTHER ASSETS - (1.9)%		(37,716,448)
NET ASSETS - 100%		$ 2,033,355,590
Total Cost for Income Tax Purposes $2,071,072,038
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $37,000,000 or 1.8% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 6.76%, 7/3/00	4/6/00	$ 15,000,000
Goldman Sachs Group, Inc. 6.73%, 8/22/00	6/14/00	$ 50,000,000
Jackson National Life Insurance Co. 7.0%, 7/3/00	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 6.78%, 7/3/00	9/17/98	$ 5,000,000
6.81%, 7/3/00	3/12/99	$ 5,000,000
New York Life Insurance Co.: 6.41%, 7/3/00	12/20/99	$ 4,000,000
6.96%, 8/28/00	8/13/99	$ 5,000,000
Transamerica Occidental Life Insurance Co. 6.56%, 9/29/00	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $101,000,000 or 5.0% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,351,708. The weighted average interest rate was 6.06%. Interest earned from the interfund lending program amounted to $41,853 and is included in interest income on the Statement of Operations.

Income Tax Information
At December 31, 1999, the fund had a capital loss carryforward of approximately $102,000 of which $1,000, $28,000 and $73,000 will expire on December 31, 2002, 2005 and 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements

Statement of Assets and Liabilities

	June 30, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $50,031,000) - See accompanying schedule		$ 2,071,072,038
Receivable for fund shares sold		3,301,546
Interest receivable		11,922,327
Prepaid expenses		40,981
Total assets		2,086,336,892
Liabilities
Payable to custodian bank	$ 38,588
Payable for investments purchased	24,986,250
Payable for fund shares redeemed	27,396,441
Accrued management fee	446,877
Other payables and accrued expenses	113,146
Total liabilities		52,981,302
Net Assets		$ 2,033,355,590
Net Assets consist of:
Paid in capital		$ 2,033,466,514
Accumulated net realized gain (loss) on investments		(110,924)
Net Assets		$ 2,033,355,590
Initial Class: Net Asset Value, offering price and redemption price per share ($2,033,252,913 ÷ 2,033,348,781 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($102,677 ÷ 102,677 shares)		$1.00

Statement of Operations

	Six months ended June 30, 2000 (Unaudited)
Interest Income		$ 63,230,620
Expenses
Management fee	$ 2,332,410
Transfer agent fees	695,684
Distribution fees	117
Accounting fees and expenses	97,285
Non-interested trustees' compensation	3,231
Custodian fees and expenses	21,274
Registration fees	923
Audit	13,574
Legal	7,404
Miscellaneous	71,873
Total expenses before reductions	3,243,775
Expense reductions	(217)	3,243,558
Net interest income		59,987,062
Net Realized Gain (Loss) on Investments		(8,777)
Net increase in net assets resulting from operations		$ 59,978,285
Other Information
Expense reductions Custodian credits		$ 217

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999

Operations Net interest income	$ 59,987,062	$ 89,685,301
Net realized gain (loss)	(8,777)	(73,427)
Net increase (decrease) in net assets resulting from operations	59,978,285	89,611,874
Distributions to shareholders from net interest income	(59,987,062)	(89,685,301)
Share transactions - net increase (decrease)	93,873,698	432,074,680
Total increase (decrease) in net assets	93,864,921	432,001,253
Net Assets
Beginning of period	1,939,490,669	1,507,489,416
End of period	$ 2,033,355,590	$ 1,939,490,669
Other Information:
	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 3,072,502,306	$ 3,933,097,969
Reinvestment of distributions from net interest income	60,021,807	88,893,196
Cost of shares redeemed	(3,038,753,092)	(3,589,916,485)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 93,771,021	$ 432,074,680
Service Class 2 A Proceeds from sales of shares	$ 100,000	$ -
Reinvestment of distributions from net interest income	2,677	-
Cost of shares redeemed	-	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 102,677	$ -
Distributions From net interest income Initial Class	$ (59,984,377)	$ (89,685,301)
Service Class 2 A	(2,685)	-
Total	$ (59,987,062)	$ (89,685,301)

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2000	Years ended December 31,
	(Unaudited)	1999	1998	1997	1996	1995
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net interest income	.029	.050	.053	.053	.052	.057
Less Distributions
From net interest income	(.029)	(.050)	(.053)	(.053)	(.052)	(.057)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	2.98%	5.17%	5.46%	5.51%	5.41%	5.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,033,253	$ 1,939,491	$ 1,507,489	$ 1,020,794	$ 1,126,155	$ 808,874
Ratio of expenses to average net assets	.32% A	.27%	.30%	.31%	.30%	.33%
Ratio of net interest income to average net assets	5.93% A	5.06%	5.33%	5.32%	5.28%	5.72%

Financial Highlights - Service Class 2

Six months ended June 30, 2000 C
(Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000
Income from Investment Operations
Net interest income	.027
Less Distributions
From net interest income	(.027)
Net asset value, end of period	$ 1.000
Total Return B	2.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 103
Ratio of expenses to average net assets	.57% A
Ratio of net interest income to average net assets	5.72% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to June 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2000 (Unaudited)

1. Significant Accounting Policies.

The Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio, and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund, except Money Market Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio, offers three classes of shares: the funds' original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. Each fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan. On April 20, 2000, the Board of Trustees of Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio approved the creation of Service Class, a new class of shares of Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio. The Service Class shares of Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio will be subject to an annual distribution and service fee of .10% of the class' average net assets. These shares are expected to be available on July 14, 2000.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation:

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

High Income, Asset Manager and Balanced Portfolios. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the funds, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth and Mid Cap Portfolios. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the funds, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Investment Grade Bond, High Income, Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Index 500, Growth Opportunities, Contrafund, Growth, Mid Cap and Overseas Portfolios. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the funds. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees of certain funds must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net interest income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Central Cash Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. Certain funds are permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the following funds held investments in loans or other direct debt instruments:

	Value	% of Net Assets
Asset Manager	$58,533,087	1.3%
Asset Manager: Growth	$9,260,883	1.6%
High Income	$12,978,197	0.6%

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For the Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annualized rate of .23%. The income-based portion of this fee was equal to $755,805, or an annualized rate of .07% of the fund's average net assets.

For the Index 500 Portfolio, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

For all the other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period for the Investment Grade Bond and High Income Portfolios and .2167% to .5200% for the period for the Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, Mid Cap and Overseas Portfolios for the period. The annual individual fund fee rate is .30% for Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, Growth, and Mid Cap Portfolios, .45% for High Income and Overseas Portfolios, .25% for Asset Manager Portfolio, .15% for Balanced Portfolio, and .20% for Equity-Income and Growth & Income Portfolios. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.

For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets:

Money Market	.23%
Investment Grade Bond	.43%
High Income	.58%
Asset Manager	.53%
Balanced	.43%
Asset Manager: Growth	.58%
Equity-Income	.48%
Growth & Income	.48%
Index 500.24%
Growth Opportunities	.58%
Contrafund	.57%
Growth	.57%
Mid Cap	.56%
Overseas	.72%

Sub-Adviser Fee. As the Money Market and Investment Grade Bond Portfolios' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

FMR, on behalf of the Overseas Portfolio, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

FMR and Index 500 Portfolio entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee - continued

Under a separate securities lending agreement with Bankers Trust, Index 500 Portfolio receives at least 70% of net income from the securities lending program. Bankers Trust retains no more than 30% of net income under this agreement. For the period, Bankers Trust retained $90,941.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Money Market
Service Class 2	$ 117
Investment Grade Bond
Service Class 2	121
High Income
Service Class	126,071
Service Class 2	250
Asset Manager
Service Class	12,967
Service Class 2	195
Balanced
Service Class	13,703
Service Class 2	213
Asset Manager: Growth
Service Class	5,971
Service Class 2	204
Equity-Income
Service Class	221,204
Service Class 2	4,873
Index 500
Service Class 2	116
Growth & Income
Service Class	64,293
Service Class 2	492
Growth Opportunities
Service Class	170,539
Service Class 2	934
Contrafund
Service Class	472,035
Service Class 2	12,537
Growth
Service Class	650,795
Service Class 2	1,896
Mid Cap
Service Class	36,074
Service Class 2	8,716
Overseas
Service Class	99,503
Service Class 2	583

Transfer Agent Fees. Fidelity Investment Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each funds' transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

MONEY MARKET	.07%
INVESTMENT GRADE BOND	.07%
HIGH INCOME	.07%
ASSET MANAGER	.07%
BALANCED	.07%
ASSET MANAGER: GROWTH	.07%
EQUITY-INCOME	.07%
GROWTH & INCOME	.07%
INDEX 500.07%
GROWTH OPPORTUNITIES	.07%
CONTRAFUND	.07%
GROWTH	.07%
MID CAP	.08%
OVERSEAS	.07%

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, each class paid the following amounts:

Money Market
Initial Class	$ 695,651
Service Class 2	33
Investment Grade Bond
Initial Class	207,145
Service Class 2	33
High Income
Initial Class	655,017
Service Class	83,102
Service Class 2	96
Asset Manager
Initial Class	1,526,085
Service Class	8,951
Service Class 2	42
Balanced
Initial Class	92,789
Service Class	9,127
Service Class 2	55
Asset Manager: Growth
Initial Class	179,131
Service Class	4,189
Service Class 2	61
Equity-Income
Initial Class	3,206,951
Service Class	146,559
Service Class 2	1,525
Index 500
Initial Class	1,638,142
Service Class 2	33
Growth & Income
Initial Class	351,138
Service Class 2	43,630
Service Class 2	132
Growth Opportunities
Initial Class	417,276
Service Class	113,605
Service Class 2	426
Contrafund
Initial Class	2,952,107
Service Class	316,815
Service Class 2	3,771
Growth
Initial Class	5,897,805
Service Class	451,666
Service Class 2	848
Mid Cap
Initial Class	13,418
Service Class	27,121
Service Class 2	2,882
Overseas
Initial Class	925,813
Service Class	69,985
Service Class 2	301

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, the Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $81,961 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. Expense Reductions.

FMR voluntarily agreed to reimburse Index 500 Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annualized rate of .28% of average net assets for Initial Class and .53% of average net assets for Service Class 2.

FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.

In addition, through arrangements with certain funds' custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares, and certain unaffiliated insurance companies were record owners of 10% or more of the total outstanding shares of the following funds:

	FILI	UNAFFILIATED INSURANCE COMPANIES
FUND	% OF OWNERSHIP	# OF	% OF OWNERSHIP
MONEY MARKET	64%	0	0%
INVESTMENT GRADE BOND	31%	2	21%
HIGH INCOME	11%	2	61%
ASSET MANAGER	18%	1	22%
BALANCED	36%	1	52%
ASSET MANAGER: GROWTH	63%	1	10%
EQUITY-INCOME	12%	2	39%
GROWTH & INCOME	40%	3	42%
INDEX 500	27%	1	13%
GROWTH OPPORTUNITIES	15%	1	66%
CONTRAFUND	20%	2	34%
GROWTH	13%	1	29%
MID CAP	44%	1	28%
OVERSEAS	14%	1	33%

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under "Legend" at the end of each applicable fund's schedule of investments.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.
Money Market, Asset Manager, Balanced, Investment
Grade Bond and Asset Manager: Growth Portfolios

Fidelity Management & Research (U.K.) Inc.
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Fidelity International Investment Advisors
Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
High Income, Mid Cap, Asset Manager, Asset Manager:
Growth, Contrafund, Balanced, Growth Opportunities,
Growth & Income, and Overseas Portfolios

Bankers Trust
Index 500 Portfolio

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President - Growth, Mid Cap,
Contrafund and Growth Opportunities Portfolios
Richard A. Spillane, Jr., Vice President - Equity-Income,
Overseas, Balanced and Growth & Income Portfolios
Dwight D. Churchill, Vice President -
Money Market and Investment Grade Bond Portfolios
Boyce I. Greer, Vice President - Money Market Portfolio
Robert A. Lawrence, Vice President - Index 500, Asset Manager, Asset Manager: Growth and High Income Portfolios
David L. Murphy, Vice President - Investment Grade Bond Portfolio
John Avery, Vice President - Balanced Portfolio
Barry J. Coffman, Vice President - High Income Portfolio
William Danoff, Vice President - Contrafund Portfolio
Robert K. Duby, Vice President - Money Market Portfolio
David Felman, Vice President - Mid Cap Portfolio
Kevin E. Grant, Vice President - Investment Grade Bond
and Balanced Portfolios
Bart A. Grenier, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Richard R. Mace, Jr., Vice President - Overseas Portfolio
Charles S. Morrison II, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Stephen R. Petersen, Vice President - Equity-Income Portfolio
John J. Todd, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Jennifer Uhrig, Vice President - Growth Portfolio

Bettina Doulton, Vice President -
Growth Opportunities Portfolio
Steven J. Snider, Vice President - Asset Manager
and Asset Manager: Growth Portfolios
Jason L. Weiner, Vice President - Contrafund Portfolio
Eric D. Roiter, Secretary
Robert A Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President - Money Market

and Investment Grade Bond Portfolios
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer - Money Market
and Investment Grade Bond Portfolios

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Money Market, Investment Grade Bond and
High Income Portfolios

The Chase Manhattan Bank, New York, NY

Equity-Income, Asset Manager, Asset Manager: Growth,
Growth & Income, Balanced and Overseas Portfolios
Brown Brothers Harriman & Co., Boston, MA
Growth, Growth Opportunities, Mid Cap
and Contrafund Portfolios

Bankers Trust, New York, NY
Index 500 Portfolio

* Independent trustees

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